UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

This report on Form N-CSR relates solely to the Registrant's Fidelity Diversified International Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Overseas Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total Emerging Markets Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Fidelity® Diversified International Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity International Capital Appreciation Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Overseas Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Worldwide Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Diversified International	1.05%
Actual		$ 1,000.00	$ 1,022.90	$ 5.34
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.33
Class K	.88%
Actual		$ 1,000.00	$ 1,024.00	$ 4.48
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International Fund	7.72%	-5.99%	8.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index performed over the same period.

Annual Report

Fidelity Diversified International Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Retail Class shares returned 7.72%, solidly outperforming the 4.76% gain of the MSCI® EAFE® Index. Stock selection in information technology, consumer staples, health care and consumer discretionary helped relative performance. Geographically, the fund benefited from security selection in Europe - particularly Spain and France - and Japan. Top individual contributors included Danish pharmaceuticals firm Novo Nordisk, U.S. consumer electronics giant Apple, Belgian brewer Anheuser-Busch InBev, South Korean snack maker Orion, Spanish online retailer Inditex, South Korea's Samsung Electronics and not owning Spanish telecommunications company and index component Telefonica. Conversely, stock selection in energy and an underweighting in financials hurt. Among the main detractors were Canadian energy exploration and production companies Niko Resources and Petrominerales, Japanese Internet retailer Rakuten, Australian gold firm Newcrest Mining and Chinese search engine company Baidu, which is listed in the Cayman Islands. Some of the stocks mentioned in this review were not in the index, and Niko was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom	16.5%
Japan	14.0%
United States of America	10.0%
Germany	8.9%
France	8.4%
Switzerland	5.3%
Australia	4.3%
Spain	3.3%
Canada	3.3%
Other	26.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom	17.7%
Japan	15.3%
United States of America	8.8%
Germany	8.6%
France	7.5%
Switzerland	4.7%
Australia	3.9%
Canada	3.6%
Denmark	3.2%
Other	26.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.7	95.6
Short-Term Investments and Net Other Assets (Liabilities)	5.3	4.4
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.6	2.7
Sanofi SA (France, Pharmaceuticals)	2.6	2.0
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.3	2.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.2	1.7
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	2.1	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	1.8
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.9	1.4
Nestle SA (Switzerland, Food Products)	1.8	1.6
Inditex SA (Spain, Specialty Retail)	1.7	1.2
ORIX Corp. (Japan, Diversified Financial Services)	1.5	1.4
	20.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	15.2	16.0
Financials	14.9	15.0
Consumer Staples	13.8	12.1
Health Care	12.5	10.8
Information Technology	10.6	11.0
Materials	8.2	8.7
Industrials	7.5	7.8
Energy	6.8	9.2
Telecommunication Services	4.7	4.7
Utilities	0.5	0.3

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value
Australia - 4.3%
Australia & New Zealand Banking Group Ltd.	6,023,852	$ 159,140,367
BHP Billiton Ltd. sponsored ADR (d)	6,546,864	463,125,159
CSL Ltd.	1,727,496	85,178,293
Iluka Resources Ltd.	2,498,732	25,730,583
Newcrest Mining Ltd.	3,231,215	88,650,521
Origin Energy Ltd.	3,253,432	38,365,277
Spark Infrastructure Group unit	15,030,146	26,367,453
Telstra Corp. Ltd.	13,908,276	59,771,192
TOTAL AUSTRALIA		946,328,845
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	40,590,837	142,994,060
Bailiwick of Jersey - 1.4%
Experian PLC	9,017,072	155,698,910
Randgold Resources Ltd. sponsored ADR	484,800	57,977,232
Shire PLC	1,558,700	43,829,970
WPP PLC	3,752,709	48,504,824
TOTAL BAILIWICK OF JERSEY		306,010,936
Belgium - 2.3%
Anheuser-Busch InBev SA NV	5,709,430	477,486,248
Anheuser-Busch InBev SA NV (strip VVPR)	5,250,900	6,806
UCB SA	410,500	23,943,131
TOTAL BELGIUM		501,436,185
Bermuda - 0.2%
Assured Guaranty Ltd.	2,994,300	41,590,827
Brazil - 1.1%
Anhanguera Educacional Participacoes SA	2,501,300	43,842,485
BR Malls Participacoes SA	724,200	9,520,268
Estacio Participacoes SA	2,338,265	44,553,731
Kroton Educacional SA unit (a)	1,279,200	25,570,774
Qualicorp SA (a)	4,596,000	47,158,189
Souza Cruz SA	3,313,300	43,230,078
Tractebel Energia SA	1,894,800	32,652,076
TOTAL BRAZIL		246,527,601
British Virgin Islands - 0.2%
Camelot Information Systems, Inc. ADR (a)	1,810,103	2,371,235
Mail.ru Group Ltd. GDR (Reg. S)	1,047,500	34,934,125
TOTAL BRITISH VIRGIN ISLANDS		37,305,360
Canada - 3.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	769,500	37,798,919
ARC Resources Ltd. (d)	867,500	21,063,204
Canadian Natural Resources Ltd.	2,709,500	81,658,022
Catamaran Corp. (a)	500,600	23,507,524
CGI Group, Inc. Class A (sub. vtg.) (a)	1,238,000	32,389,427
Fairfax Financial Holdings Ltd. (sub. vtg.)	161,600	59,949,353

	Shares	Value
Franco-Nevada Corp.	853,100	$ 49,123,185
Goldcorp, Inc.	1,829,000	82,682,703
Painted Pony Petroleum Ltd. (a)(e)(f)	2,485,600	26,878,078
Painted Pony Petroleum Ltd. Class A (a)(e)	3,983,070	43,070,995
Penn West Petroleum Ltd.	1,779,000	23,102,508
Petrobank Energy & Resources Ltd. (a)	2,895,100	39,770,485
Petrominerales Ltd.	1,377,875	11,050,592
Suncor Energy, Inc.	3,662,400	122,917,295
Tourmaline Oil Corp. (a)	1,416,200	46,793,091
TransForce, Inc.	265,900	4,853,424
Turquoise Hill Resources Ltd. (a)	2,681,541	20,969,047
TOTAL CANADA		727,577,852
Cayman Islands - 1.5%
Baidu.com, Inc. sponsored ADR (a)	1,158,900	123,561,918
Haitian International Holdings Ltd.	6,743,000	8,326,464
Hengan International Group Co. Ltd.	9,291,500	84,642,022
HiSoft Technology International Ltd. ADR (a)(e)	1,697,800	17,640,142
Sands China Ltd.	23,448,800	88,197,176
TOTAL CAYMAN ISLANDS		322,367,722
Curacao - 0.4%
Schlumberger Ltd.	1,136,200	78,999,986
Denmark - 3.0%
Novo Nordisk A/S Series B	3,675,339	589,213,858
William Demant Holding A/S (a)	957,003	82,308,893
TOTAL DENMARK		671,522,751
France - 8.4%
Alstom SA	575,549	19,657,043
Arkema SA	862,900	78,671,621
AXA SA	4,419,200	70,253,259
BNP Paribas SA	5,146,376	258,881,145
Bureau Veritas SA	853,700	90,657,451
Dassault Aviation SA (d)	35,665	32,151,011
Edenred SA	1,660,790	48,057,531
Essilor International SA	1,576,620	142,127,930
JCDecaux SA	1,418,600	30,026,271
LVMH Moet Hennessy - Louis Vuitton SA	669,860	108,877,176
PPR SA	1,015,600	178,565,583
Publicis Groupe SA	1,516,800	81,716,804
Sanofi SA	6,424,876	564,280,639
Schneider Electric SA	784,600	49,053,032
Vivendi SA	5,276,023	107,945,995
TOTAL FRANCE		1,860,922,491
Germany - 7.5%
adidas AG	1,561,780	133,057,315
Allianz AG	1,025,209	127,115,366
BASF AG	3,028,956	250,987,987
Bayer AG	3,101,862	270,135,947
Brenntag AG	181,900	22,926,244
Common Stocks - continued
	Shares	Value
Germany - continued
CompuGROUP Holding AG	1,457,200	$ 26,442,497
Deutsche Post AG	2,678,237	53,095,016
ElringKlinger AG	1,020,828	28,341,792
Fresenius Medical Care AG & Co. KGaA	893,700	62,795,180
Fresenius SE & Co. KGaA	1,254,800	143,123,994
GFK AG	1,496,500	68,141,256
Linde AG	1,151,929	193,726,193
SAP AG	3,980,256	290,252,414
TOTAL GERMANY		1,670,141,201
Hong Kong - 1.3%
AIA Group Ltd.	35,967,000	142,474,810
Galaxy Entertainment Group Ltd. (a)	24,081,000	82,807,034
Henderson Land Development Co. Ltd.	8,337,400	57,769,741
TOTAL HONG KONG		283,051,585
India - 1.9%
Apollo Hospitals Enterprise Ltd.	150,707	2,184,628
Bajaj Auto Ltd.	1,103,493	37,253,784
HDFC Bank Ltd.	12,995,695	152,595,202
Housing Development Finance Corp. Ltd.	7,489,994	106,123,907
ITC Ltd.	11,354,613	59,627,281
Mahindra & Mahindra Financial Services Ltd.	2,167,276	34,908,832
Shriram Transport Finance Co. Ltd.	1,982,796	23,037,727
TOTAL INDIA		415,731,361
Ireland - 0.6%
Accenture PLC Class A	1,065,300	71,811,873
CRH PLC	29,251	544,470
Elan Corp. PLC sponsored ADR (a)	2,930,000	31,644,000
Ryanair Holdings PLC sponsored ADR	687,400	22,168,650
TOTAL IRELAND		126,168,993
Isle of Man - 0.0%
3Legs Resources PLC (a)(e)	6,268,300	4,046,188
Italy - 1.6%
ENI SpA	4,415,600	101,607,051
Fiat Industrial SpA	6,028,692	65,286,715
Prada SpA	7,151,000	58,314,876
Prysmian SpA	343,100	6,599,483
Saipem SpA	2,745,899	123,358,302
TOTAL ITALY		355,166,427
Japan - 14.0%
ABC-Mart, Inc.	1,076,900	47,214,706
Aozora Bank Ltd.	10,536,000	29,695,603
Calbee, Inc. (d)	1,087,800	99,881,924
Credit Saison Co. Ltd.	3,753,200	82,417,131
Denso Corp.	1,061,700	33,235,479
Don Quijote Co. Ltd.	3,234,900	127,442,822
Fanuc Corp.	701,400	111,672,228

	Shares	Value
Fast Retailing Co. Ltd.	294,300	$ 65,547,463
Hitachi Ltd.	41,642,000	220,650,957
Honda Motor Co. Ltd.	6,828,800	205,295,907
Hoya Corp.	2,862,600	57,947,658
Itochu Corp.	6,655,500	66,613,359
Japan Tobacco, Inc.	10,242,400	283,035,629
JS Group Corp.	2,436,300	53,865,332
JSR Corp.	5,086,800	87,169,515
Keyence Corp.	714,210	189,489,762
Mitsubishi UFJ Financial Group, Inc.	16,874,900	76,341,508
Nintendo Co. Ltd.	200,200	25,780,483
Nitto Denko Corp.	950,300	43,092,647
ORIX Corp.	3,347,600	343,859,700
Rakuten, Inc.	26,046,300	234,263,351
Seven & i Holdings Co., Ltd.	5,480,100	169,009,221
Seven Bank Ltd.	12,099,900	34,558,151
SHIMANO, Inc.	1,070,100	67,425,817
SMC Corp.	714,100	112,531,354
Softbank Corp.	5,406,000	171,125,666
Unicharm Corp.	798,300	43,200,000
Yahoo! Japan Corp.	65,755	22,626,705
TOTAL JAPAN		3,104,990,078
Korea (South) - 2.9%
AMOREPACIFIC Corp.	47,406	53,913,937
Hyundai Motor Co.	380,453	78,336,364
LG Household & Health Care Ltd.	59,599	35,038,302
NHN Corp.	472,201	109,353,915
Orion Corp.	136,504	128,200,992
Samsung Electronics Co. Ltd.	200,615	241,035,356
TOTAL KOREA (SOUTH)		645,878,866
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	2,983,200	75,445,128
Fomento Economico Mexicano SAB de CV sponsored ADR	168,085	15,230,182
Mexichem SAB de CV	9,739,300	48,265,097
TOTAL MEXICO		138,940,407
Netherlands - 2.7%
AEGON NV	25,624,900	143,311,255
ASML Holding NV (Netherlands)	1,802,100	99,065,525
D.E. Master Blenders 1753 NV (a)	7,368,227	90,050,038
Gemalto NV	600,000	54,142,778
Heineken NV (Bearer)	901,800	55,597,210
NXP Semiconductors NV (a)	2,449,083	59,414,754
Randstad Holding NV	364,500	11,898,570
Unilever NV (Certificaten Van Aandelen) (Bearer)	2,550,400	93,739,027
TOTAL NETHERLANDS		607,219,157
Common Stocks - continued
	Shares	Value
Norway - 1.0%
DnB NOR ASA	3,663,309	$ 45,748,794
Telenor ASA	9,296,600	182,791,444
TOTAL NORWAY		228,540,238
Russia - 0.1%
Sberbank (Savings Bank of the Russian Federation)	9,564,100	27,998,140
Singapore - 0.2%
Avago Technologies Ltd.	613,700	20,270,511
United Overseas Bank Ltd.	2,086,000	31,243,827
TOTAL SINGAPORE		51,514,338
South Africa - 0.7%
Foschini Ltd.	78,971	1,146,588
Life Healthcare Group Holdings Ltd.	6,906,900	26,119,985
Nampak Ltd.	6,576,500	21,920,023
Naspers Ltd. Class N	982,699	63,798,111
Shoprite Holdings Ltd.	605,000	12,440,993
Tiger Brands Ltd.	899,000	28,575,066
TOTAL SOUTH AFRICA		154,000,766
Spain - 3.3%
Amadeus IT Holding SA Class A	2,634,200	65,213,480
Banco Bilbao Vizcaya Argentaria SA	7,668,545	64,078,018
Grifols SA ADR	2,728,831	68,657,388
Inditex SA	2,996,351	382,313,432
Prosegur Compania de Seguridad SA (Reg.)	17,924,093	97,575,715
Repsol YPF SA	2,810,006	56,162,559
TOTAL SPAIN		734,000,592
Sweden - 1.2%
ASSA ABLOY AB (B Shares)	687,400	22,913,679
Atlas Copco AB (A Shares)	945,100	23,239,580
H&M Hennes & Mauritz AB (B Shares)	669,105	22,646,817
Svenska Handelsbanken AB (A Shares)	2,160,300	73,997,823
Swedbank AB (A Shares)	4,213,700	78,138,537
Swedish Match Co. AB	1,552,600	52,901,084
TOTAL SWEDEN		273,837,520
Switzerland - 5.3%
Kuehne & Nagel International AG	378,820	44,215,327
Nestle SA	6,315,075	400,752,639
Roche Holding AG (participation certificate)	421,264	81,014,047
Schindler Holding AG (Reg.)	766,553	99,183,546
SGS SA (Reg.)	21,720	45,991,453
Syngenta AG (Switzerland)	570,230	222,326,709
UBS AG	12,221,701	183,369,444
Zurich Financial Services AG	403,865	99,524,340
TOTAL SWITZERLAND		1,176,377,505

	Shares	Value
Taiwan - 0.5%
HIWIN Technologies Corp.	120,400	$ 774,913
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,221,700	98,925,030
TOTAL TAIWAN		99,699,943
United Kingdom - 16.5%
Aggreko PLC	652,600	22,642,365
Babcock International Group PLC	1,375,600	21,710,373
Barclays PLC	41,612,242	153,871,043
Barratt Developments PLC (a)	4,833,700	14,789,527
BG Group PLC	4,475,579	82,877,793
British American Tobacco PLC sponsored ADR	1,809,400	179,781,984
Capita Group PLC	4,091,300	47,734,885
Compass Group PLC	2,313,400	25,386,095
Diageo PLC	1,817,649	51,963,917
Domino's Pizza UK & IRL PLC	3,501,400	28,562,692
Filtrona PLC	3,799,388	35,132,134
GlaxoSmithKline PLC	12,955,500	290,299,915
Hikma Pharmaceuticals PLC	2,465,284	29,419,914
HSBC Holdings PLC sponsored ADR	8,373,200	413,301,152
IMI PLC	770,400	11,866,659
Imperial Tobacco Group PLC	3,167,193	119,598,750
Inchcape PLC	8,759,127	56,822,866
InterContinental Hotel Group PLC	2,038,600	50,438,619
Kingfisher PLC	4,968,500	23,211,869
London Stock Exchange Group PLC	1,389,500	21,873,691
Meggitt PLC	8,046,700	50,123,498
National Grid PLC	3,094,757	35,294,341
Next PLC	3,481,200	200,330,267
Persimmon PLC	1,032,600	13,247,548
PZ Cussons PLC Class L (d)	2,710,800	14,807,864
Reckitt Benckiser Group PLC	4,305,687	260,561,340
Rolls-Royce Group PLC	14,222,900	196,126,591
Rolls-Royce Group PLC Class C	1,080,940,400	1,744,368
Royal Dutch Shell PLC Class B sponsored ADR (d)	7,285,137	514,549,226
Serco Group PLC	4,949,706	45,249,686
Standard Chartered PLC (United Kingdom)	2,001,219	47,263,252
Taylor Wimpey PLC	51,652,000	50,928,937
Tesco PLC	5,203,800	26,859,827
Travis Perkins PLC	1,369,800	23,873,559
Vodafone Group PLC sponsored ADR	16,222,400	441,573,728
Whitbread PLC	1,318,845	50,014,724
TOTAL UNITED KINGDOM		3,653,834,999
United States of America - 4.7%
Allergan, Inc.	486,500	43,746,080
Apple, Inc.	207,800	123,661,780
Beam, Inc.	601,200	33,402,672
Common Stocks - continued
	Shares	Value
United States of America - continued
Cognizant Technology Solutions Corp. Class A (a)	560,400	$ 37,350,660
Cummins, Inc.	369,900	34,615,242
D.R. Horton, Inc.	535,300	11,219,888
Facebook, Inc. Class B (a)(g)	1,288,142	24,479,207
Freeport-McMoRan Copper & Gold, Inc.	551,500	21,442,320
Gilead Sciences, Inc. (a)	933,600	62,700,576
Las Vegas Sands Corp.	966,900	44,902,836
MasterCard, Inc. Class A	225,360	103,875,185
McGraw-Hill Companies, Inc.	1,285,000	71,034,800
Noble Energy, Inc.	769,828	73,141,358
Polycom, Inc. (a)	2,852,000	28,577,040
PriceSmart, Inc.	298,900	24,805,711
Virgin Media, Inc. (d)	1,142,600	37,408,724
ViroPharma, Inc. (a)	1,170,500	29,555,125
Visa, Inc. Class A	886,800	123,052,368
VMware, Inc. Class A (a)	275,000	23,311,750
Workday, Inc.	239,850	11,632,725
Yum! Brands, Inc.	1,174,800	82,365,228
TOTAL UNITED STATES OF AMERICA		1,046,281,275
TOTAL COMMON STOCKS (Cost $17,413,567,380)		20,681,004,195
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
Henkel AG & Co. KGaA	757,300	60,474,799
ProSiebenSat.1 Media AG	2,050,900	57,152,892
Volkswagen AG	919,826	190,280,303
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $185,494,906)		307,907,994
Master Notes - 0.0%
Principal Amount
Canada - 0.0%
OZ Optics Ltd. 5% 11/5/14 (g) (Cost $183,060)	$ 180,662	180,662
Money Market Funds - 6.7%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	1,164,258,182	$ 1,164,258,182
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	315,781,287	315,781,287
TOTAL MONEY MARKET FUNDS (Cost $1,480,039,469)		1,480,039,469
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $19,079,284,815)	22,469,132,320
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(314,058,785)
NET ASSETS - 100%	$ 22,155,073,535
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,878,078 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,659,869 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11	$ 32,203,550
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 185,227
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,367,879
Fidelity Securities Lending Cash Central Fund	15,556,493
Total	$ 16,924,372
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
3Legs Resources PLC	$ 13,837,749	$ -	$ 109,582	$ -	$ 4,046,188
HiSoft Technology International Ltd. ADR	21,372,832	-	439,582	-	17,640,142
Painted Pony Petroleum Ltd.	30,395,209	-	-	-	26,878,078
Painted Pony Petroleum Ltd. Class A	44,553,022	3,256,743	498,801	-	43,070,995
Schweitzer-Mauduit International, Inc.	113,092,492	-	110,115,959	598,416	-
Total	$ 223,251,304	$ 3,256,743	$ 111,163,924	$ 598,416	$ 91,635,403
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,394,535,553	$ 3,090,296,203	$ 304,239,350	$ -
Consumer Staples	3,036,614,462	2,413,425,270	623,189,192	-
Energy	1,489,412,010	1,387,804,959	101,607,051	-
Financials	3,336,946,273	2,563,379,803	773,566,470	-
Health Care	2,769,387,703	1,218,968,141	1,550,419,562	-
Industrials	1,724,693,256	1,724,693,256	-	-
Information Technology	2,312,818,763	1,899,021,617	413,797,146	-
Materials	1,791,537,146	1,568,665,967	222,871,179	-
Telecommunication Services	1,038,653,153	1,038,653,153	-	-
Utilities	94,313,870	59,019,529	35,294,341	-
Master Notes	180,662	-	-	180,662
Money Market Funds	1,480,039,469	1,480,039,469	-	-
Total Investments in Securities:	$ 22,469,132,320	$ 18,443,967,367	$ 4,024,984,291	$ 180,662

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 3,771,433,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $309,743,462) - See accompanying schedule: Unaffiliated issuers (cost $17,486,695,145)	$ 20,897,457,448
Fidelity Central Funds (cost $1,480,039,469)	1,480,039,469
Other affiliated issuers (cost $112,550,201)	91,635,403
Total Investments (cost $19,079,284,815)		$ 22,469,132,320
Foreign currency held at value (cost $2,562)		2,562
Receivable for investments sold Regular delivery		18,145,561
Delayed delivery		3,659,139
Receivable for fund shares sold		20,336,178
Dividends receivable		57,001,656
Interest receivable		26,988
Distributions receivable from Fidelity Central Funds		349,490
Other receivables		2,236,967
Total assets		22,570,890,861

Liabilities
Payable for investments purchased	$ 40,876,867
Payable for fund shares redeemed	38,788,247
Accrued management fee	15,853,686
Other affiliated payables	2,878,721
Other payables and accrued expenses	1,638,518
Collateral on securities loaned, at value	315,781,287
Total liabilities		415,817,326

Net Assets		$ 22,155,073,535
Net Assets consist of:
Paid in capital		$ 21,443,322,870
Undistributed net investment income		320,513,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,999,563,657)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,390,801,188
Net Assets		$ 22,155,073,535

Diversified International: Net Asset Value, offering price and redemption price per share ($13,269,769,305 ÷ 456,467,556 shares)		$ 29.07

Class K: Net Asset Value, offering price and redemption price per share ($8,885,304,230 ÷ 305,725,561 shares)		$ 29.06

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $598,416 earned from other affiliated issuers)		$ 598,692,833
Interest		10,226
Income from Fidelity Central Funds		16,924,372
Income before foreign taxes withheld		615,627,431
Less foreign taxes withheld		(41,147,575)
Total income		574,479,856

Expenses
Management fee Basic fee	$ 161,089,886
Performance adjustment	12,019,269
Transfer agent fees	35,456,624
Accounting and security lending fees	2,401,416
Custodian fees and expenses	2,567,810
Independent trustees' compensation	152,451
Appreciation in deferred trustee compensation account	38
Registration fees	224,871
Audit	197,504
Legal	142,881
Miscellaneous	274,157
Total expenses before reductions	214,526,907
Expense reductions	(2,425,924)	212,100,983
Net investment income (loss)		362,378,873
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	499,550,522
Other affiliated issuers	25,672,181
Foreign currency transactions	(2,542,356)
Total net realized gain (loss)		522,680,347
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,309)	779,239,745
Assets and liabilities in foreign currencies	(1,792,174)
Total change in net unrealized appreciation (depreciation)		777,447,571
Net gain (loss)		1,300,127,918
Net increase (decrease) in net assets resulting from operations		$ 1,662,506,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 362,378,873	$ 581,959,099
Net realized gain (loss)	522,680,347	1,881,502,446
Change in net unrealized appreciation (depreciation)	777,447,571	(3,646,283,921)
Net increase (decrease) in net assets resulting from operations	1,662,506,791	(1,182,822,376)
Distributions to shareholders from net investment income	(460,432,289)	(554,171,382)
Distributions to shareholders from net realized gain	-	(93,780,346)
Total distributions	(460,432,289)	(647,951,728)
Share transactions - net increase (decrease)	(4,619,314,396)	(7,417,526,738)
Redemption fees	414,440	964,713
Total increase (decrease) in net assets	(3,416,825,454)	(9,247,336,129)

Net Assets
Beginning of period	25,571,898,989	34,819,235,118
End of period (including undistributed net investment income of $320,513,134 and undistributed net investment income of $418,909,977, respectively)	$ 22,155,073,535	$ 25,571,898,989

Financial Highlights - Diversified International

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 27.49	$ 29.49	$ 26.86	$ 21.96	$ 45.41
Income from Investment Operations
Net investment income (loss) B	.42	.53 E	.37	.35	.55
Net realized and unrealized gain (loss)	1.65	(1.99)	2.61	4.86	(20.96)
Total from investment operations	2.07	(1.46)	2.98	5.21	(20.41)
Distributions from net investment income	(.49)	(.46)	(.35)	(.31)	(.47)
Distributions from net realized gain	-	(.08)	-	-	(2.57)
Total distributions	(.49)	(.54)	(.35)	(.31)	(3.04)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 29.07	$ 27.49	$ 29.49	$ 26.86	$ 21.96
Total Return A	7.72%	(5.07)%	11.15%	24.32%	(48.04)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.01%	.90%	.98%	1.01%	1.04%
Expenses net of fee waivers, if any	1.01%	.89%	.98%	1.01%	1.04%
Expenses net of all reductions	.99%	.87%	.96%	.99%	1.02%
Net investment income (loss)	1.53%	1.78% E	1.34%	1.58%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,269,769	$ 17,285,369	$ 26,527,229	$ 30,998,270	$ 28,274,961
Portfolio turnover rate D	35%	45%	57%	54%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.51	$ 29.51	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.47	.58 G	.42	.42	.16
Net realized and unrealized gain (loss)	1.63	(1.97)	2.61	4.85	(16.57)
Total from investment operations	2.10	(1.39)	3.03	5.27	(16.41)
Distributions from net investment income	(.55)	(.53)	(.41)	(.36)	-
Distributions from net realized gain	-	(.08)	-	-	-
Total distributions	(.55)	(.61)	(.41)	(.36)	-
Redemption fees added to paid in capital D,J	-	-	-	-	-
Net asset value, end of period	$ 29.06	$ 27.51	$ 29.51	$ 26.89	$ 21.98
Total Return B,C	7.86%	(4.87)%	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E,I
Expenses before reductions	.84%	.73%	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.84%	.72%	.79%	.77%	.88% A
Expenses net of all reductions	.83%	.70%	.77%	.76%	.87% A
Net investment income (loss)	1.70%	1.95% G	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,885,304	$ 8,115,192	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	35%	45%	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through December 16, 2011 and all outstanding shares were redeemed by December 16, 2011. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For master notes, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,187,321,081
Gross unrealized depreciation	(944,082,744)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,243,238,337

Tax Cost	$ 19,225,893,983

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 371,274,366
Capital loss carryforward	$ (2,902,796,078)
Net unrealized appreciation (depreciation)	$ 3,244,192,020

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (2,283,224,226)
2018	(619,571,852)
Total capital loss carryforward	$ (2,902,796,078)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 460,432,289	$ 647,951,728

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,594,576,057 and $12,604,465,054, respectively.

Securities delivered through in-kind redemptions totaled $323,156,811. Realized gain of $94,833,623 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 31,220,100.22
Class K	4,236,524.05
	$ 35,456,624

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,599 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63,578 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

7. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,556,493, including $12,266 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,425,551 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $373.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012A	2011
From net investment income
Diversified International	$ 294,773,906	$ 404,459,076
Class K	163,061,175	139,574,930
Class F	2,597,208	10,137,376
Total	$ 460,432,289	$ 554,171,382
From net realized gain
Diversified International	$ -	$ 71,011,904
Class K	-	21,272,351
Class F	-	1,496,091
Total	$ -	$ 93,780,346

A All Class F shares were redeemed on December 16, 2011.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012A	2011	2012A	2011
Diversified International
Shares sold	68,919,981	95,789,996	$ 1,874,276,249	$ 2,861,192,033
Reinvestment of distributions	10,773,340	15,446,133	281,938,317	459,413,511
Shares redeemed	(251,932,423)	(382,099,741)	(6,875,660,945)	(11,334,070,882)
Net increase (decrease)	(172,239,102)	(270,863,612)	$ (4,719,446,379)	$ (8,013,465,338)
Class K
Shares sold	107,189,633	125,231,374	$ 2,919,697,004	$ 3,707,928,503
Reinvestment of distributions	6,242,771	5,413,899	163,061,175	160,847,281
Shares redeemed	(102,745,898)	(96,416,162)	(2,820,922,083)	(2,871,502,023)
Net increase (decrease)	10,686,506	34,229,111	$ 261,836,096	$ 997,273,761
Class F
Shares sold	439,287	13,012,404	$ 11,548,416	$ 389,423,461
Reinvestment of distributions	99,472	391,673	2,597,208	11,633,466
Shares redeemed	(6,767,017)	(27,320,491)	(175,849,737)	(802,392,088)
Net increase (decrease)	(6,228,258)	(13,916,414)	$ (161,704,113)	$ (401,335,161)

A All Class F shares were redeemed on December 16, 2011.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Fidelity International Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Actual	1.21%	$ 1,000.00	$ 1,006.90	$ 6.10
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.05	$ 6.14

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity International Capital Appreciation Fund	11.57%	-3.61%	7.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Capital Appreciation Fund on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Fidelity International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® International Capital Appreciation Fund: For the year, the fund returned 11.57%, handily outpacing the MSCI index. Stock selection in consumer staples, consumer discretionary and materials meaningfully lifted relative performance. Within staples, a large overweighting in food, beverage and tobacco also helped. Geographically, the fund was aided by a sizable out-of-benchmark stake in the United States and by stock picking in Brazil, Indonesia and Italy. Our U.S. holdings also benefited from an appreciating dollar. Three of the four biggest relative contributors were Indonesian stocks: Global Mediacom, Ace Hardware Indonesia, and Tower Bersama Infrastructure, a cellular tower operator. Thailand-based big-box discount retailer Siam Makro - which I sold - contributed as well. All of the contributors I've mentioned were non-benchmark holdings. Conversely, financials and health care detracted. Geographically, Australia hurt. Not owning strong-performing South Korean benchmark component Samsung Electronics during the period's first half hampered results, as did overweightings in Australia's Iluka Resources and Fortescue Metals Group, the latter of which I sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United States of America	16.1%
United Kingdom	13.6%
France	8.6%
Japan	6.9%
Germany	5.5%
Switzerland	5.3%
India	4.4%
Indonesia	3.8%
Brazil	3.8%
Other	32.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United States of America	17.4%
United Kingdom	15.6%
Japan	9.2%
France	7.8%
Switzerland	4.9%
Indonesia	4.6%
Germany	3.8%
Brazil	3.7%
India	3.5%
Other	29.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	98.7
Short-Term Investments and Net Other Assets (Liabilities)	0.1	1.3
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.7	1.7
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.5	1.6
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.3	0.0
Unilever PLC (United Kingdom, Food Products)	1.0	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0	1.4
BASF AG (Germany, Chemicals)	0.8	0.8
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	0.8	0.8
Diageo PLC sponsored ADR (United Kingdom, Beverages)	0.8	0.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	0.8	0.8
SAP AG (Germany, Software)	0.8	0.7
	10.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.4	19.6
Consumer Staples	19.4	21.1
Industrials	17.2	13.8
Financials	12.1	12.7
Information Technology	11.1	8.8
Materials	10.3	11.2
Health Care	5.4	2.8
Energy	3.3	7.0
Telecommunication Services	1.8	1.7

Annual Report

Fidelity International Capital Appreciation Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Australia - 1.6%
ALS Ltd.	303,420	$ 2,919,727
Coca-Cola Amatil Ltd.	192,730	2,690,852
Iluka Resources Ltd.	302,626	3,116,278
Orica Ltd.	111,050	2,895,719
TOTAL AUSTRALIA		11,622,576
Austria - 0.4%
Andritz AG	49,300	2,969,442
Bailiwick of Jersey - 0.5%
Experian PLC	215,400	3,719,339
Belgium - 1.2%
Anheuser-Busch InBev SA NV	67,859	5,675,127
Umicore SA	61,248	3,143,312
TOTAL BELGIUM		8,818,439
Bermuda - 0.8%
Credicorp Ltd. (NY Shares)	25,760	3,331,798
Jardine Matheson Holdings Ltd.	45,600	2,808,960
TOTAL BERMUDA		6,140,758
Brazil - 3.8%
BR Malls Participacoes SA	219,400	2,884,213
CCR SA	318,800	2,803,362
Cielo SA	124,000	3,067,871
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	103,300	4,213,607
Iguatemi Empresa de Shopping Centers SA	204,800	2,601,531
Itau Unibanco Holdings SA sponsored ADR	275,800	4,021,164
Multiplan Empreendimentos Imobiliarios SA	96,400	2,824,057
Qualicorp SA (a)	247,000	2,534,394
Souza Cruz SA	202,800	2,646,021
TOTAL BRAZIL		27,596,220
Canada - 0.6%
Canadian National Railway Co.	51,200	4,421,014
Cayman Islands - 0.8%
Baidu.com, Inc. sponsored ADR (a)	25,600	2,729,472
Sands China Ltd.	846,000	3,182,031
TOTAL CAYMAN ISLANDS		5,911,503
Chile - 0.8%
Embotelladora Andina SA Class A	561,722	2,825,246
Parque Arauco SA	1,185,960	2,708,864
TOTAL CHILE		5,534,110

	Shares	Value
Denmark - 1.2%
FLSmidth & Co. A/S	49,000	$ 2,894,698
Novo Nordisk A/S Series B sponsored ADR	34,540	5,536,417
TOTAL DENMARK		8,431,115
Finland - 0.8%
Kone Oyj (B Shares)	45,500	3,258,359
Nokian Tyres PLC	68,300	2,832,865
TOTAL FINLAND		6,091,224
France - 8.6%
Air Liquide SA	35,710	4,211,982
Bollore	8,210	2,433,154
Bureau Veritas SA	29,600	3,143,330
Casino Guichard Perrachon SA	31,960	2,791,213
Christian Dior SA	22,412	3,217,212
Dassault Systemes SA	26,100	2,750,001
Edenred SA	95,200	2,754,759
Essilor International SA	35,430	3,193,916
Eurofins Scientific SA	16,442	2,542,438
Hermes International SCA	8,777	2,395,851
L'Oreal SA	30,500	3,884,866
LVMH Moet Hennessy - Louis Vuitton SA	29,620	4,814,352
Pernod Ricard SA	35,400	3,809,724
PPR SA	20,100	3,534,037
Publicis Groupe SA	58,900	3,173,207
Remy Cointreau SA	29,041	3,012,072
Schneider Electric SA	66,694	4,169,695
Technip SA	29,000	3,266,428
Vivendi SA	197,605	4,042,945
TOTAL FRANCE		63,141,182
Germany - 4.9%
adidas AG	39,100	3,331,161
BASF AG	75,291	6,238,828
Bayerische Motoren Werke AG (BMW)	53,361	4,250,119
Brenntag AG	21,200	2,671,998
Fresenius Medical Care AG & Co. KGaA sponsored ADR	46,700	3,286,746
Henkel AG & Co. KGaA	57,400	3,713,999
Hugo Boss AG	28,700	2,872,918
Linde AG	22,800	3,834,401
SAP AG	77,323	5,638,629
TOTAL GERMANY		35,838,799
Hong Kong - 1.0%
AIA Group Ltd.	1,104,200	4,374,029
Galaxy Entertainment Group Ltd. (a)	884,000	3,039,800
TOTAL HONG KONG		7,413,829
India - 4.4%
Asian Paints India Ltd.	37,322	2,685,269
Bajaj Auto Ltd.	82,827	2,796,229
Bosch Ltd. (a)	15,678	2,592,792
Common Stocks - continued
	Shares	Value
India - continued
Colgate-Palmolive (India)	107,544	$ 2,569,623
HDFC Bank Ltd.	305,582	3,588,138
Housing Development Finance Corp. Ltd.	245,828	3,483,077
ITC Ltd.	638,373	3,352,333
Page Industries Ltd.	41,630	2,594,012
Smithkline Beecham Consumer Healthcare Ltd.	50,975	2,877,262
Titan Industries Ltd.	577,037	2,780,888
TTK Prestige Ltd. (a)	43,331	2,581,700
TOTAL INDIA		31,901,323
Indonesia - 3.8%
PT ACE Hardware Indonesia Tbk	4,090,500	2,981,091
PT Bank Central Asia Tbk	3,326,500	2,839,894
PT Bank Rakyat Indonesia Tbk	3,754,000	2,892,190
PT Global Mediacom Tbk	11,762,500	2,786,005
PT Jasa Marga Tbk	4,464,000	2,695,585
PT Mitra Adiperkasa Tbk	3,540,500	2,414,386
PT Modern Internasional Tbk (a)	37,010,500	2,851,396
PT Modern Internasional Tbk rights 11/8/12 (a)	11,103,150	219,635
PT Semen Gresik (Persero) Tbk	1,856,500	2,879,931
PT Surya Citra Media Tbk	12,197,500	2,476,317
PT Tower Bersama Infrastructure Tbk (a)	5,786,500	3,012,220
TOTAL INDONESIA		28,048,650
Ireland - 0.7%
Accenture PLC Class A	38,408	2,589,083
Dragon Oil PLC	287,200	2,572,253
TOTAL IRELAND		5,161,336
Israel - 0.4%
Check Point Software Technologies Ltd. (a)	58,400	2,600,552
Italy - 2.0%
Fiat Industrial SpA	265,218	2,872,134
Pirelli & C SpA (d)	248,860	2,882,073
Prada SpA	363,000	2,960,187
Saipem SpA	69,763	3,134,072
Salvatore Ferragamo Italia SpA	116,700	2,370,255
TOTAL ITALY		14,218,721
Japan - 6.9%
Daihatsu Motor Co. Ltd.	168,000	2,942,052
Daito Trust Construction Co. Ltd.	26,100	2,635,175
Fanuc Corp.	26,300	4,187,310
Fast Retailing Co. Ltd.	14,800	3,296,305
Hitachi Ltd.	704,000	3,730,327
Japan Tobacco, Inc.	141,500	3,910,172
Kansai Paint Co. Ltd.	264,000	2,840,737
Keyence Corp.	12,170	3,228,869
Komatsu Ltd.	176,500	3,696,705

	Shares	Value
Kubota Corp.	299,000	$ 3,056,295
Nabtesco Corp.	147,000	2,736,340
Rakuten, Inc.	312,000	2,806,163
SMC Corp.	20,400	3,214,731
Sysmex Corp.	58,300	2,742,284
Unicharm Corp.	52,900	2,862,683
USS Co. Ltd.	24,960	2,623,254
TOTAL JAPAN		50,509,402
Korea (South) - 1.3%
Samsung Electronics Co. Ltd.	7,946	9,546,978
Mexico - 1.3%
Fomento Economico Mexicano SAB de CV sponsored ADR	36,400	3,298,204
Grupo Mexico SA de CV Series B	1,079,700	3,459,922
Grupo Televisa SA de CV (CPO) sponsored ADR	127,000	2,870,200
TOTAL MEXICO		9,628,326
Netherlands - 2.5%
ASML Holding NV (Netherlands)	68,500	3,765,600
Core Laboratories NV (d)	27,625	2,863,608
Heineken Holding NV (A Shares)	67,500	3,425,238
Kweichow Moutai Co. Ltd. (BNP Paribas Warrant Program) warrants 8/20/13 (a)(e)	72,500	2,875,009
LyondellBasell Industries NV Class A	49,000	2,616,110
Yandex NV (a)	104,400	2,430,432
TOTAL NETHERLANDS		17,975,997
Nigeria - 0.7%
Guaranty Trust Bank PLC	21,879,249	2,758,240
Nigerian Breweries PLC	3,014,181	2,325,982
TOTAL NIGERIA		5,084,222
Panama - 0.4%
Intergroup Financial Services Corp.	85,276	2,728,832
Philippines - 2.3%
Alliance Global Group, Inc.	7,659,800	2,773,183
International Container Terminal Services, Inc.	1,575,610	2,721,857
Metropolitan Bank & Trust Co.	1,185,900	2,741,131
Security Bank Corp.	682,800	2,689,667
SM Investments Corp.	156,290	3,053,549
SM Prime Holdings, Inc.	8,540,925	3,013,222
TOTAL PHILIPPINES		16,992,609
Portugal - 0.4%
Jeronimo Martins SGPS SA	155,405	2,719,281
Russia - 1.4%
Magnit OJSC GDR (Reg. S)	87,305	3,099,328
Common Stocks - continued
	Shares	Value
Russia - continued
NOVATEK OAO GDR (Reg. S)	26,400	$ 3,009,600
Sberbank (Savings Bank of the Russian Federation)	1,377,200	4,031,643
TOTAL RUSSIA		10,140,571
Singapore - 0.4%
Jardine Cycle & Carriage Ltd.	70,000	2,825,709
South Africa - 1.7%
Mr Price Group Ltd.	187,400	2,895,081
Nampak Ltd.	777,500	2,591,472
Naspers Ltd. Class N	60,600	3,934,232
Shoprite Holdings Ltd.	151,100	3,107,164
TOTAL SOUTH AFRICA		12,527,949
Spain - 1.0%
Amadeus IT Holding SA Class A	123,200	3,049,997
Inditex SA	31,579	4,029,260
TOTAL SPAIN		7,079,257
Sweden - 2.2%
ASSA ABLOY AB (B Shares)	97,194	3,239,849
Atlas Copco AB (A Shares)	164,300	4,040,062
Elekta AB (B Shares)	220,000	3,134,376
Getinge AB (B Shares)	88,200	2,712,660
Swedish Match Co. AB	86,800	2,957,500
TOTAL SWEDEN		16,084,447
Switzerland - 5.3%
Compagnie Financiere Richemont SA Series A	69,162	4,485,541
Dufry AG (a)	22,290	2,829,033
Nestle SA	192,733	12,230,769
Schindler Holding AG (Reg.)	25,510	3,300,714
SGS SA (Reg.)	1,540	3,260,904
Swatch Group AG (Bearer)	8,770	3,629,290
Syngenta AG (Switzerland)	12,060	4,702,068
UBS AG	300,310	4,505,729
TOTAL SWITZERLAND		38,944,048
Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	376,700	5,989,530
Thailand - 1.6%
C.P. ALL PCL (For. Reg.)	2,383,200	3,088,758
Home Product Center PCL (For. Reg.)	6,930,240	2,575,961
Kasikornbank PCL (For. Reg.)	511,400	3,001,369
Siam Commercial Bank PCL (For. Reg.)	527,900	2,771,174
TOTAL THAILAND		11,437,262
Turkey - 1.2%
Coca-Cola Icecek A/S	146,018	2,834,826

	Shares	Value
TAV Havalimanlari Holding A/S	589,475	$ 2,926,821
Turkiye Garanti Bankasi A/S	694,909	3,318,505
TOTAL TURKEY		9,080,152
United Kingdom - 13.6%
Aggreko PLC	85,700	2,973,415
AMEC PLC	153,510	2,625,904
Antofagasta PLC	158,800	3,221,232
BHP Billiton PLC ADR (d)	172,988	11,067,772
British American Tobacco PLC (United Kingdom)	143,500	7,117,544
Burberry Group PLC	179,600	3,379,412
Diageo PLC sponsored ADR	49,700	5,677,728
Halma PLC	377,600	2,512,968
IMI PLC	199,100	3,066,786
Imperial Tobacco Group PLC	122,514	4,626,343
InterContinental Hotel Group PLC ADR	101,640	2,502,377
Intertek Group PLC	69,400	3,157,118
Johnson Matthey PLC	81,851	2,970,638
Meggitt PLC	470,300	2,929,534
Prudential PLC	330,298	4,536,182
Reckitt Benckiser Group PLC	70,300	4,254,248
Rexam PLC	413,100	2,977,881
Rolls-Royce Group PLC	282,900	3,901,048
Rolls-Royce Group PLC Class C	22,131,200	35,714
Rotork PLC	75,600	2,779,149
SABMiller PLC	103,300	4,425,061
Spectris PLC	104,400	2,911,257
Standard Chartered PLC (United Kingdom)	225,581	5,327,599
The Weir Group PLC	101,400	2,850,509
Unilever PLC	202,700	7,561,357
TOTAL UNITED KINGDOM		99,388,776
United States of America - 16.0%
Allergan, Inc.	28,931	2,601,476
Altria Group, Inc.	75,890	2,413,302
American Tower Corp.	36,242	2,728,660
Apple, Inc.	4,566	2,717,227
Caterpillar, Inc.	32,500	2,756,325
Citrix Systems, Inc. (a)	35,900	2,218,979
Coach, Inc.	42,400	2,376,520
Colgate-Palmolive Co.	24,750	2,597,760
Crown Castle International Corp. (a)	40,100	2,676,675
Cummins, Inc.	30,500	2,854,190
Danaher Corp.	45,731	2,365,665
Deere & Co.	29,400	2,511,936
EMC Corp. (a)	107,507	2,625,321
Estee Lauder Companies, Inc. Class A	43,216	2,662,970
FMC Corp.	46,500	2,488,680
FMC Technologies, Inc. (a)	59,600	2,437,640
Freeport-McMoRan Copper & Gold, Inc.	68,020	2,644,618
Google, Inc. Class A (a)	3,540	2,406,386
Common Stocks - continued
	Shares	Value
United States of America - continued
Intuitive Surgical, Inc. (a)	4,760	$ 2,580,967
Joy Global, Inc.	46,030	2,874,574
KLA-Tencor Corp.	56,000	2,605,120
Limited Brands, Inc.	53,200	2,547,748
Lorillard, Inc.	23,903	2,772,987
MasterCard, Inc. Class A	5,700	2,627,301
McGraw-Hill Companies, Inc.	48,185	2,663,667
Mead Johnson Nutrition Co. Class A	40,758	2,513,138
Mettler-Toledo International, Inc. (a)	16,000	2,709,920
Monsanto Co.	26,138	2,249,698
Moody's Corp.	56,480	2,720,077
National Oilwell Varco, Inc.	35,050	2,583,185
NIKE, Inc. Class B	27,200	2,485,536
Oceaneering International, Inc.	45,700	2,391,481
Oracle Corp.	84,600	2,626,830
Perrigo Co.	22,779	2,619,813
Philip Morris International, Inc.	31,958	2,830,200
QUALCOMM, Inc.	41,900	2,454,293
Rockwood Holdings, Inc.	57,200	2,625,480
SBA Communications Corp. Class A (a)	42,100	2,805,123
Starbucks Corp.	53,500	2,455,650
The Coca-Cola Co.	65,600	2,439,008
TJX Companies, Inc.	57,015	2,373,534
Union Pacific Corp.	21,080	2,593,472
Visa, Inc. Class A	19,540	2,711,370
Waters Corp. (a)	32,600	2,667,006
Yum! Brands, Inc.	41,730	2,925,690
TOTAL UNITED STATES OF AMERICA		116,537,198
TOTAL COMMON STOCKS (Cost $642,233,041)		724,800,678
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Volkswagen AG (Cost $3,298,287)	21,800	4,509,669
Money Market Funds - 0.6%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c) (Cost $4,498,563)	4,498,563	$ 4,498,563
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $650,029,891)	733,808,910
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(3,293,955)
NET ASSETS - 100%	$ 730,514,955
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,875,009 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,921
Fidelity Securities Lending Cash Central Fund	239,091
Total	$ 244,012
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,892,403	$ 141,672,768	$ 219,635	$ -
Consumer Staples	141,813,496	121,459,468	20,354,028	-
Energy	24,884,171	24,884,171	-	-
Financials	87,931,169	72,426,111	15,505,058	-
Health Care	38,862,413	38,862,413	-	-
Industrials	126,393,311	126,393,311	-	-
Information Technology	79,534,393	70,130,164	9,404,229	-
Materials	75,462,028	70,759,960	4,702,068	-
Telecommunication Services	12,536,963	12,536,963	-	-
Money Market Funds	4,498,563	4,498,563	-	-
Total Investments in Securities:	$ 733,808,910	$ 683,623,892	$ 50,185,018	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 63,866,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $4,348,416) - See accompanying schedule: Unaffiliated issuers (cost $645,531,328)	$ 729,310,347
Fidelity Central Funds (cost $4,498,563)	4,498,563
Total Investments (cost $650,029,891)		$ 733,808,910
Foreign currency held at value (cost $291,356)		292,579
Receivable for investments sold		9,953,063
Receivable for fund shares sold		905,757
Dividends receivable		1,659,020
Distributions receivable from Fidelity Central Funds		9,956
Other receivables		355,764
Total assets		746,985,049

Liabilities
Payable to custodian bank	$ 203,203
Payable for investments purchased	9,597,204
Payable for fund shares redeemed	1,093,912
Accrued management fee	534,225
Other affiliated payables	168,242
Other payables and accrued expenses	374,745
Collateral on securities loaned, at value	4,498,563
Total liabilities		16,470,094

Net Assets		$ 730,514,955
Net Assets consist of:
Paid in capital		$ 782,772,613
Undistributed net investment income		6,291,641
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(142,002,629)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		83,453,330
Net Assets, for 55,694,391 shares outstanding		$ 730,514,955
Net Asset Value, offering price and redemption price per share ($730,514,955 ÷ 55,694,391 shares)		$ 13.12

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 15,469,805
Interest		13,785
Income from Fidelity Central Funds		244,012
Income before foreign taxes withheld		15,727,602
Less foreign taxes withheld		(1,170,699)
Total income		14,556,903

Expenses
Management fee Basic fee	$ 4,681,875
Performance adjustment	1,100,288
Transfer agent fees	1,579,917
Accounting and security lending fees	329,261
Custodian fees and expenses	245,144
Independent trustees' compensation	4,313
Registration fees	40,862
Audit	81,524
Legal	3,265
Interest	605
Miscellaneous	6,273
Total expenses before reductions	8,073,327
Expense reductions	(224,157)	7,849,170
Net investment income (loss)		6,707,733
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,762,262
Foreign currency transactions	(605,090)
Total net realized gain (loss)		2,157,172
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $210,208)	62,801,966
Assets and liabilities in foreign currencies	54,747
Total change in net unrealized appreciation (depreciation)		62,856,713
Net gain (loss)		65,013,885
Net increase (decrease) in net assets resulting from operations		$ 71,721,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,707,733	$ 6,324,489
Net realized gain (loss)	2,157,172	25,569,213
Change in net unrealized appreciation (depreciation)	62,856,713	(54,391,377)
Net increase (decrease) in net assets resulting from operations	71,721,618	(22,497,675)
Distributions to shareholders from net investment income	(5,617,060)	(7,380,589)
Distributions to shareholders from net realized gain	(424,819)	(4,973,519)
Total distributions	(6,041,879)	(12,354,108)
Share transactions Proceeds from sales of shares	234,885,779	171,547,780
Reinvestment of distributions	4,397,051	9,861,670
Cost of shares redeemed	(130,029,260)	(218,161,559)
Net increase (decrease) in net assets resulting from share transactions	109,253,570	(36,752,109)
Redemption fees	13,254	43,769
Total increase (decrease) in net assets	174,946,563	(71,560,123)

Net Assets
Beginning of period	555,568,392	627,128,515
End of period (including undistributed net investment income of $6,291,641 and undistributed net investment income of $5,512,022, respectively)	$ 730,514,955	$ 555,568,392
Other Information Shares
Sold	19,239,728	13,689,530
Issued in reinvestment of distributions	382,352	769,704
Redeemed	(10,649,285)	(17,394,486)
Net increase (decrease)	8,972,795	(2,935,252)

Financial Highlights

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.89	$ 12.63	$ 10.78	$ 7.42	$ 19.30
Income from Investment Operations
Net investment income (loss)B	.12	.13 E	.12	.13	.19
Net realized and unrealized gain (loss)	1.24	(.62)	1.92	3.26	(9.54)
Total from investment operations	1.36	(.49)	2.04	3.39	(9.35)
Distributions from net investment income	(.12)	(.15)	(.07)	(.03)	(.14)
Distributions from net realized gain	(.01)	(.10)	(.12)	-	(2.39)
Total distributions	(.13)	(.25)	(.19)	(.03)	(2.53)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 13.12	$ 11.89	$ 12.63	$ 10.78	$ 7.42
Total ReturnA	11.57%	(4.03)%	19.12%	45.95%	(55.30)%
Ratios to Average Net AssetsC,F
Expenses before reductions	1.22%	1.16%	1.04%	.84%	.89%
Expenses net of fee waivers, if any	1.22%	1.16%	1.04%	.84%	.89%
Expenses net of all reductions	1.19%	1.09%	.87%	.72%	.72%
Net investment income (loss)	1.01%	1.02%E	1.07%	1.49%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 730,515	$ 555,568	$ 627,129	$ 456,330	$ 204,743
Portfolio turnover rateD	127%	254%	480%	387%	387%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Fidelity International Capital Appreciation Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 92,462,364
Gross unrealized depreciation	(14,222,349)
Net unrealized appreciation (depreciation) on securities and other investments	$ 78,240,015

Tax Cost	$ 655,568,895

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,291,654
Capital loss carryforward	$ (136,463,626)
Net unrealized appreciation (depreciation)	$ 78,178,856

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2016	$ (107,720,846)
2017	(28,474,110)
Total with expiration	(136,194,956)
No expiration
Short-term	(268,670)
Long-term	(-)
Total no expiration	(268,670)
Total capital loss carryforward	$ (136,463,626)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 6,041,879	$ 12,354,108

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $955,909,372 and $835,057,626, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,393 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,667,636.42%		$ 605

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,756 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $239,091. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $224,157 for the period.

Annual Report

Fidelity International Capital Appreciation Fund

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio was the owner of record of approximately 10% of the total outstanding shares of the Fund. Mutual Funds managed by FMR or its affiliates, were the owners of record, in aggregate, of approximately 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Capital Appreciation Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Overseas	.87%
Actual		$ 1,000.00	$ 1,034.30	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.42
Class K	.71%
Actual		$ 1,000.00	$ 1,035.40	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.57	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas Fund	10.37%	-8.15%	7.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity Overseas Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Vincent Montemaggiore, who became Portfolio Manager of Fidelity® Overseas Fund on January 12, 2012: For the year, the fund's Retail Class shares returned 10.37%, well ahead of the 4.76% gain of the MSCI® EAFE® Index. Versus the index, the fund was particularly helped by stock selection in consumer staples, materials and industrials, and by a sizable overweighting in the strong-performing food, beverage and tobacco segment of consumer staples. Geographically, the fund was aided by solid picks in France, the United Kingdom and Mexico, as well as positioning in Japan and an overweighting in Germany. An out-of-benchmark stake in Mexican cement/building materials producer CEMEX was the fund's top contributor. CEMEX started to outperform soon after I began managing the fund, and I took this opportunity to exit the position. A large overweighting in French spirits maker Pernod Ricard also lifted performance, as did a non-index position in Calbee, a Japanese manufacturer of potato chips. Conversely, the largest relative detractor was Japanese automaker Mazda Motor, which I sold shortly after taking over the fund. An overweighted stake in French consumer goods producer Christian Dior also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom	26.7%
Japan	14.6%
Germany	14.1%
France	8.9%
Switzerland	8.9%
United States of America	5.6%
Sweden	3.2%
Australia	3.0%
Italy	2.7%
Other	12.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom	28.6%
Japan	14.6%
Germany	13.3%
France	11.1%
Switzerland	8.6%
Italy	3.5%
Australia	3.0%
United States of America	2.5%
Sweden	2.3%
Other	12.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.5
Short-Term Investments and Net Other Assets (Liabilities)	2.3	1.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.8	2.6
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.5	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.8
Sanofi SA (France, Pharmaceuticals)	1.9	1.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	2.1
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.8	1.9
Diageo PLC (United Kingdom, Beverages)	1.6	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.5	1.7
Bayer AG (Germany, Pharmaceuticals)	1.5	1.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.5	1.2
	18.9
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	15.5	16.7
Financials	14.9	14.2
Consumer Discretionary	14.8	14.3
Industrials	14.6	16.3
Health Care	11.5	9.7
Materials	10.0	10.5
Information Technology	7.3	7.4
Energy	6.1	6.5
Telecommunication Services	3.0	2.9

Annual Report

Fidelity Overseas Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	1,001,167	$ 26,449,203
BHP Billiton Ltd.	625,052	22,130,245
Orica Ltd.	327,401	8,537,248
TOTAL AUSTRALIA		57,116,696
Bailiwick of Jersey - 1.7%
Experian PLC	957,900	16,540,179
WPP PLC	1,266,133	16,365,127
TOTAL BAILIWICK OF JERSEY		32,905,306
Belgium - 1.5%
Anheuser-Busch InBev SA NV	338,012	28,268,335
Brazil - 0.3%
Qualicorp SA (a)	513,000	5,263,740
Canada - 0.3%
Constellation Software, Inc.	49,300	5,654,877
Cayman Islands - 0.7%
China Medical System Holdings Ltd.	6,358,875	3,667,611
Lifestyle International Holdings Ltd.	1,306,500	2,791,677
Shenzhou International Group Holdings Ltd.	3,194,000	6,223,108
TOTAL CAYMAN ISLANDS		12,682,396
Denmark - 1.1%
Novo Nordisk A/S Series B	137,200	21,995,289
Finland - 0.5%
Nokian Tyres PLC	210,600	8,735,014
France - 8.9%
ALTEN	155,300	4,884,353
BNP Paribas SA	294,071	14,792,825
Bureau Veritas SA	141,100	14,983,913
Christian Dior SA	106,197	15,244,432
Eurofins Scientific SA	73,500	11,365,356
Ipsos SA	272,657	9,580,793
JCDecaux SA	311,500	6,593,249
Pernod Ricard SA	149,524	16,091,673
PPR SA	95,400	16,773,490
Sanofi SA	417,284	36,649,000
VINCI SA	232,900	10,307,465
Vivendi SA	586,264	11,994,802
TOTAL FRANCE		169,261,351
Germany - 11.6%
adidas AG	187,200	15,948,680
Allianz AG	135,843	16,843,134
BASF AG	278,346	23,064,548
Bayer AG	332,097	28,921,769
Bayerische Motoren Werke AG (BMW)	148,773	11,849,534
Brenntag AG	125,900	15,868,137
Deutsche Boerse AG	187,492	10,148,422
Deutsche Post AG	757,816	15,023,410

	Shares	Value
Fresenius SE & Co. KGaA	161,500	$ 18,420,884
GEA Group AG	323,522	10,101,733
Linde AG	88,707	14,918,341
Pfeiffer Vacuum Technology AG	58,589	5,976,488
SAP AG	339,871	24,784,430
Software AG (Bearer)	226,100	9,058,470
TOTAL GERMANY		220,927,980
Greece - 0.1%
Metka SA	219,083	1,990,591
Hong Kong - 0.1%
City Telecom (HK) Ltd. (CTI)	7,267,000	1,666,537
Ireland - 1.8%
Accenture PLC Class A	136,200	9,181,242
DCC PLC (Ireland)	389,100	11,117,998
Kerry Group PLC Class A	260,664	13,639,394
TOTAL IRELAND		33,938,634
Italy - 2.7%
ENI SpA	999,600	23,001,723
Pirelli & C SpA (d)	714,300	8,272,380
Prysmian SpA	510,200	9,813,629
Saipem SpA	249,473	11,207,465
TOTAL ITALY		52,295,197
Japan - 14.6%
ABC-Mart, Inc.	303,200	13,293,248
Air Water, Inc.	629,000	7,879,243
Aozora Bank Ltd.	2,574,000	7,254,791
Asahi Group Holdings	311,200	7,090,978
Credit Saison Co. Ltd.	324,000	7,114,769
Daito Trust Construction Co. Ltd.	92,300	9,319,028
Don Quijote Co. Ltd.	203,800	8,028,949
Fanuc Corp.	100,100	15,937,254
Fast Retailing Co. Ltd.	30,800	6,859,877
GMO Internet, Inc.	574,800	4,017,768
Hitachi Ltd.	2,750,000	14,571,590
Honda Motor Co. Ltd. sponsored ADR	571,700	17,242,472
Hoya Corp.	487,700	9,872,519
Japan Tobacco, Inc.	571,500	15,792,672
JSR Corp.	344,300	5,900,068
Kansai Paint Co. Ltd.	638,000	6,865,113
Keyence Corp.	51,890	13,767,133
Misumi Group, Inc.	233,500	5,730,007
Mitsubishi Corp.	137,200	2,449,079
Nakanishi, Inc.	34,300	3,738,068
Nitori Holdings Co. Ltd.	64,000	5,227,108
NuFlare Technology, Inc.	458	3,482,475
Obic Co. Ltd.	25,590	5,266,738
ORIX Corp.	142,310	14,617,838
Rakuten, Inc.	1,019,000	9,165,001
Seven Bank Ltd.	4,241,900	12,115,160
Shinsei Bank Ltd.	5,435,000	7,965,614
Ship Healthcare Holdings, Inc.	179,600	5,991,166
Common Stocks - continued
	Shares	Value
Japan - continued
SMC Corp.	62,400	$ 9,833,296
Unicharm Corp.	171,400	9,275,310
USS Co. Ltd.	114,590	12,043,218
TOTAL JAPAN		277,707,550
Netherlands - 1.0%
AEGON NV	1,186,993	6,638,444
Akzo Nobel NV	229,175	12,466,986
TOTAL NETHERLANDS		19,105,430
Norway - 1.2%
DnB NOR ASA	1,114,600	13,919,548
Telenor ASA	448,400	8,816,523
TOTAL NORWAY		22,736,071
South Africa - 0.3%
Coronation Fund Managers Ltd.	1,665,500	6,425,236
Spain - 1.7%
Amadeus IT Holding SA Class A	614,400	15,210,372
Banco Bilbao Vizcaya Argentaria SA	653,621	5,461,628
Inditex SA	99,960	12,754,197
TOTAL SPAIN		33,426,197
Sweden - 3.2%
ASSA ABLOY AB (B Shares)	374,200	12,473,521
Atlas Copco AB (A Shares)	538,600	13,243,930
Nordea Bank AB	1,256,000	11,408,886
Svenska Handelsbanken AB (A Shares)	418,500	14,335,087
Swedbank AB (A Shares)	536,100	9,941,398
TOTAL SWEDEN		61,402,822
Switzerland - 8.9%
Aryzta AG	307,320	15,344,551
Nestle SA	823,845	52,280,939
Roche Holding AG (participation certificate)	197,550	37,991,200
Schindler Holding AG (participation certificate)	91,154	12,009,659
Syngenta AG (Switzerland)	44,730	17,439,759
UBS AG	1,268,663	19,034,505
Zurich Financial Services AG	60,037	14,794,901
TOTAL SWITZERLAND		168,895,514
United Kingdom - 26.7%
AMEC PLC	655,450	11,211,964
Anglo American PLC (United Kingdom)	400,100	12,286,936
Ashmore Group PLC	1,712,800	10,052,781
Babcock International Group PLC	776,000	12,247,201
Barclays PLC	3,259,690	12,053,470
BHP Billiton PLC	736,867	23,617,513
BP PLC	944,300	6,743,818

	Shares	Value
British American Tobacco PLC (United Kingdom)	587,500	$ 29,139,771
Bunzl PLC	615,207	10,176,101
Diageo PLC	1,045,980	29,903,033
Domino Printing Sciences PLC	852,314	7,454,786
Elementis PLC	2,208,000	7,457,694
GlaxoSmithKline PLC	1,547,000	34,664,349
IMI PLC	658,500	10,143,036
Johnson Matthey PLC	257,900	9,360,026
Kingfisher PLC	2,438,561	11,392,485
London Stock Exchange Group PLC	409,300	6,443,254
Meggitt PLC	2,255,900	14,052,170
Next PLC	296,500	17,062,485
Reckitt Benckiser Group PLC	396,600	24,000,497
Reed Elsevier PLC	1,207,000	11,803,645
Rolls-Royce Group PLC	1,011,606	13,949,535
Rolls-Royce Group PLC Class C	76,882,056	124,068
Rotork PLC	264,300	9,715,992
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,372,203	47,084,057
Class B (United Kingdom)	235,419	8,327,344
SABMiller PLC	369,500	15,828,269
Sage Group PLC	1,739,400	8,721,215
Serco Group PLC	1,055,467	9,648,967
Spirax-Sarco Engineering PLC	244,900	7,647,263
Standard Chartered PLC (United Kingdom)	948,765	22,407,202
SuperGroup PLC (a)	257,000	2,772,495
Tate & Lyle PLC	954,369	11,181,220
The Restaurant Group PLC	787,200	4,761,249
Vodafone Group PLC	12,888,959	35,001,716
TOTAL UNITED KINGDOM		508,437,607
United States of America - 3.3%
Albemarle Corp.	151,700	8,360,187
Corrections Corp. of America	310,112	10,435,269
FMC Corp.	163,900	8,771,928
JPMorgan Chase & Co.	85,300	3,555,304
Lorillard, Inc.	73,000	8,468,730
McGraw-Hill Companies, Inc.	151,400	8,369,392
National Oilwell Varco, Inc.	89,300	6,581,410
Varian Medical Systems, Inc. (a)(d)	125,000	8,345,000
TOTAL UNITED STATES OF AMERICA		62,887,220
TOTAL COMMON STOCKS (Cost $1,707,811,265)		1,813,725,590
Nonconvertible Preferred Stocks - 2.5%

Germany - 2.5%
Henkel AG & Co. KGaA	234,500	18,726,186
ProSiebenSat.1 Media AG	295,800	8,243,125
Nonconvertible Preferred Stocks - continued
	Shares	Value
Germany - continued
Sartorius AG (non-vtg.)	51,800	$ 4,330,567
Volkswagen AG	74,368	15,384,177
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $37,926,143)		46,684,055
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.19% (b)	35,550,361	35,550,361
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	9,174,805	9,174,805
TOTAL MONEY MARKET FUNDS (Cost $44,725,166)		44,725,166
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,790,462,574)	1,905,134,811
NET OTHER ASSETS (LIABILITIES) - 0.0%	74,448
NET ASSETS - 100%	$ 1,905,209,259
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 84,150
Fidelity Securities Lending Cash Central Fund	1,140,979
Total	$ 1,225,129
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 282,780,607	$ 266,415,480	$ 16,365,127	$ -
Consumer Staples	295,031,558	207,720,419	87,311,139	-
Energy	114,157,781	29,000,839	85,156,942	-
Financials	283,092,428	239,904,381	43,188,047	-
Health Care	221,343,999	128,035,361	93,308,638	-
Industrials	281,539,891	281,539,891	-	-
Information Technology	135,927,968	111,143,538	24,784,430	-
Materials	189,055,835	125,868,318	63,187,517	-
Telecommunication Services	57,479,578	20,811,325	36,668,253	-
Money Market Funds	44,725,166	44,725,166	-	-
Total Investments in Securities:	$ 1,905,134,811	$ 1,455,164,718	$ 449,970,093	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 147,897,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $8,755,176) - See accompanying schedule: Unaffiliated issuers (cost $1,745,737,408)	$ 1,860,409,645
Fidelity Central Funds (cost $44,725,166)	44,725,166
Total Investments (cost $1,790,462,574)		$ 1,905,134,811
Foreign currency held at value (cost $12,821)		12,825
Receivable for investments sold		23,918,482
Receivable for fund shares sold		1,259,145
Dividends receivable		3,757,549
Distributions receivable from Fidelity Central Funds		11,422
Other receivables		580,381
Total assets		1,934,674,615

Liabilities
Payable for investments purchased	$ 12,796,237
Payable for fund shares redeemed	5,483,952
Accrued management fee	1,310,526
Other affiliated payables	392,932
Other payables and accrued expenses	306,904
Collateral on securities loaned, at value	9,174,805
Total liabilities		29,465,356

Net Assets		$ 1,905,209,259
Net Assets consist of:
Paid in capital		$ 3,335,743,843
Undistributed net investment income		43,880,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,589,020,510)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		114,605,845
Net Assets		$ 1,905,209,259

Overseas: Net Asset Value, offering price and redemption price per share ($1,639,724,856 ÷ 52,300,348 shares)		$ 31.35

Class K: Net Asset Value, offering price and redemption price per share ($265,484,403 ÷ 8,476,978 shares)		$ 31.32

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 66,575,637
Interest		49
Income from Fidelity Central Funds		1,225,129
Income before foreign taxes withheld		67,800,815
Less foreign taxes withheld		(5,228,771)
Total income		62,572,044

Expenses
Management fee Basic fee	$ 13,921,215
Performance adjustment	(6,285,452)
Transfer agent fees	4,050,766
Accounting and security lending fees	877,870
Custodian fees and expenses	200,601
Independent trustees' compensation	13,738
Appreciation in deferred trustee compensation account	321
Registration fees	61,330
Audit	87,788
Legal	102,645
Interest	559
Miscellaneous	30,452
Total expenses before reductions	13,061,833
Expense reductions	(533,186)	12,528,647
Net investment income (loss)		50,043,397
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(145,800,189)
Foreign currency transactions	(567,202)
Futures contracts	4,377,933
Total net realized gain (loss)		(141,989,458)
Change in net unrealized appreciation (depreciation) on: Investment securities	260,262,752
Assets and liabilities in foreign currencies	(89,261)
Total change in net unrealized appreciation (depreciation)		260,173,491
Net gain (loss)		118,184,033
Net increase (decrease) in net assets resulting from operations		$ 168,227,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,043,397	$ 70,820,055
Net realized gain (loss)	(141,989,458)	282,595,294
Change in net unrealized appreciation (depreciation)	260,173,491	(436,401,912)
Net increase (decrease) in net assets resulting from operations	168,227,430	(82,986,563)
Distributions to shareholders from net investment income	(70,077,891)	(92,196,839)
Distributions to shareholders from net realized gain	(1,661,965)	-
Total distributions	(71,739,856)	(92,196,839)
Share transactions - net increase (decrease)	(857,000,541)	(3,671,962,139)
Redemption fees	66,899	112,180
Total increase (decrease) in net assets	(760,446,068)	(3,847,033,361)

Net Assets
Beginning of period	2,665,655,327	6,512,688,688
End of period (including undistributed net investment income of $43,880,081 and undistributed net investment income of $64,516,366, respectively)	$ 1,905,209,259	$ 2,665,655,327

Financial Highlights - Overseas

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.28	$ 31.56	$ 30.13	$ 25.43	$ 58.39
Income from Investment Operations
Net investment income (loss) B	.73	.47	.42	.52	.55
Net realized and unrealized gain (loss)	2.19	(2.27)	1.49	4.55	(27.19)
Total from investment operations	2.92	(1.80)	1.91	5.07	(26.64)
Distributions from net investment income	(.83)	(.48)	(.47)	(.37)	(.57)
Distributions from net realized gain	(.02)	-	(.01)	-	(5.75)
Total distributions	(.85)	(.48)	(.48)	(.37)	(6.32)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 31.35	$ 29.28	$ 31.56	$ 30.13	$ 25.43
Total Return A	10.37%	(5.83)%	6.33%	20.44%	(50.88)%
Ratios to Average Net Assets C,E
Expenses before reductions	.69%	.73%	.89%	1.02%	1.13%
Expenses net of fee waivers, if any	.69%	.73%	.89%	1.02%	1.13%
Expenses net of all reductions	.67%	.67%	.85%	.98%	1.10%
Net investment income (loss)	2.52%	1.44%	1.41%	2.01%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,639,725	$ 2,215,717	$ 5,548,689	$ 6,602,017	$ 5,464,901
Portfolio turnover rate D	90%	77%	111%	115%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 29.29	$ 31.59	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.79	.52	.47	.59	.13
Net realized and unrealized gain (loss)	2.18	(2.27)	1.50	4.54	(19.68)
Total from investment operations	2.97	(1.75)	1.97	5.13	(19.55)
Distributions from net investment income	(.92)	(.55)	(.53)	(.42)	-
Distributions from net realized gain	(.02)	-	(.01)	-	-
Total distributions	(.94)	(.55)	(.54)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 31.32	$ 29.29	$ 31.59	$ 30.16	$ 25.45
Total Return B,C	10.59%	(5.67)%	6.55%	20.73%	(43.44)%
Ratios to Average Net Assets E,H
Expenses before reductions	.51%	.56%	.69%	.78%	.96% A
Expenses net of fee waivers, if any	.51%	.55%	.69%	.78%	.96% A
Expenses net of all reductions	.48%	.50%	.66%	.74%	.93% A
Net investment income (loss)	2.70%	1.61%	1.60%	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 265,484	$ 291,323	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rate F	90%	77%	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through December 16, 2011, and all outstanding shares were redeemed by December 16, 2011. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 181,334,156
Gross unrealized depreciation	(78,692,488)
Net unrealized appreciation (depreciation) on securities and other investments	$ 102,641,668

Tax Cost	$ 1,802,493,143

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 44,077,257
Capital loss carryforward	$ (1,576,989,942)
Net unrealized appreciation (depreciation)	$ 102,575,276

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2016	$ (464,379,964)
2017	(939,719,765)
Total with expiration	(1,404,099,729)
No expiration
Short-term	(45,748,177)
Long-term	(127,142,036)
Total no expiration	(172,890,213)
Total capital loss carryforward	$ (1,576,989,942)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 71,739,856	$ 92,196,839

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $4,377,933 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,730,739,879 and $2,430,078,978, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 3,904,215.23
Class K	146,551.05
	$ 4,050,766

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $737 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 29,057,000.35%		$ 559

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,640 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,140,979. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $533,174 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012 A	2011 A
From net investment income
Overseas	$ 56,962,859	$ 75,897,727
Class K	9,516,308	6,408,873
Class F	3,598,724	9,890,239
Total	$ 70,077,891	$ 92,196,839
From net realized gain
Overseas	$ 1,377,579	$ -
Class K	207,326	-
Class F	77,060	-
Total	$ 1,661,965	$ -

A All Class F shares were redeemed on December 16, 2011.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012 A	2011	2012 A	2011
Overseas
Shares sold	5,513,981	10,588,919	$ 159,997,895	$ 338,680,110
Reinvestment of distributions	2,082,243	2,356,512	57,282,489	75,196,294
Shares redeemed	(30,970,724)	(113,084,725)	(876,498,461)	(3,611,089,764)
Net increase (decrease)	(23,374,500)	(100,139,294)	$ (659,218,077)	$ (3,197,213,360)
Class K
Shares sold	5,090,211	4,129,689	$ 145,041,228	$ 128,992,232
Reinvestment of distributions	354,489	201,094	9,723,634	6,408,873
Shares redeemed	(6,913,669)	(6,034,878)	(205,273,028)	(198,074,826)
Net increase (decrease)	(1,468,969)	(1,704,095)	$ (50,508,166)	$ (62,673,721)
Class F
Shares sold	373,582	12,066,248	$ 10,277,470	$ 388,123,231
Reinvestment of distributions	134,104	310,526	3,675,784	9,890,239
Shares redeemed	(5,923,991)	(25,830,866)	(161,227,552)	(810,088,528)
Net increase (decrease)	(5,416,305)	(13,454,092)	$ (147,274,298)	$ (412,075,058)

A All Class F shares were redeemed on December 16, 2011.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,011.80	$ 7.33
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.71%
Actual		$ 1,000.00	$ 1,010.80	$ 8.64
HypotheticalA		$ 1,000.00	$ 1,016.54	$ 8.67
Class B	2.20%
Actual		$ 1,000.00	$ 1,008.30	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,008.30	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Worldwide	1.13%
Actual		$ 1,000.00	$ 1,013.30	$ 5.72
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,013.30	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	10.56%	-1.90%	8.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Annual Report

Fidelity Worldwide Fund

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's Retail Class shares returned 10.56%, compared with 9.92% for the MSCI® World Index. Security selection, especially in information technology, helped relative performance, as did market weightings, notably in Europe ex U.K. Sector allocation and a small cash position modestly detracted. Individual contributors included card processor MasterCard, whose stock benefited from more people worldwide paying with plastic, and homebuilder PulteGroup, whose steep share price gains were driven by the U.S. housing recovery. Another standout was TJX Companies, whose stock climbed as more consumers tried to stretch their paychecks by shopping at stores such as T.J. Maxx. By contrast, our timing with discount retailer Wal-Mart Stores hurt, as the stock rose sharply - especially in May and June - when it was not in the portfolio. Elsewhere, the fund lost ground from investing in energy processing and pipeline company Keyera when its shares were pressured by the warm winter and low natural gas prices. Keyera was not in the MSCI index and not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United States of America	54.0%
United Kingdom	10.0%
Japan	7.4%
Germany	4.0%
France	3.8%
Switzerland	3.1%
Netherlands	1.4%
Australia	1.4%
Canada	1.4%
Other	13.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United States of America	53.8%
United Kingdom	10.4%
Japan	7.7%
France	2.9%
Netherlands	2.5%
Germany	2.5%
Switzerland	2.0%
Korea (South)	1.8%
Ireland	1.7%
Other	14.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.6	98.0
Short-Term Investments and Net Other Assets (Liabilities)	4.4	2.0
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
MasterCard, Inc. Class A (United States of America, IT Services)	3.1	3.0
Amgen, Inc. (United States of America, Biotechnology)	1.8	0.6
American Tower Corp. (United States of America, Real Estate Investment Trusts)	1.8	0.8
Pioneer Natural Resources Co. (United States of America, Oil, Gas & Consumable Fuels)	1.7	1.5
Gilead Sciences, Inc. (United States of America, Biotechnology)	1.6	0.3
General Electric Co. (United States of America, Industrial Conglomerates)	1.6	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.5	1.7
Phillips 66 (United States of America, Oil, Gas & Consumable Fuels)	1.5	0.0
Wal-Mart Stores, Inc. (United States of America, Food & Staples Retailing)	1.5	0.0
eBay, Inc. (United States of America, Internet Software & Services)	1.4	0.0
	17.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	15.9
Consumer Discretionary	16.4	17.8
Information Technology	12.2	19.9
Health Care	11.6	7.8
Industrials	11.3	10.8
Energy	8.8	7.3
Consumer Staples	7.8	10.3
Materials	3.9	4.8
Telecommunication Services	2.5	2.1
Utilities	0.9	1.3

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 1.4%
Australia & New Zealand Banking Group Ltd.	290,317	$ 7,669,703
Commonwealth Bank of Australia	59,860	3,588,451
Ramsay Health Care Ltd.	86,433	2,131,789
Spark Infrastructure Group unit	1,274,589	2,236,017
TOTAL AUSTRALIA		15,625,960
Bailiwick of Jersey - 0.8%
Experian PLC	300,300	5,185,318
Wolseley PLC	95,060	4,155,689
TOTAL BAILIWICK OF JERSEY		9,341,007
Belgium - 1.2%
Anheuser-Busch InBev SA NV	165,711	13,858,603
Bermuda - 0.2%
Cheung Kong Infrastructure Holdings Ltd.	398,000	2,331,495
Brazil - 0.6%
Arezzo Industria e Comercio SA	34,300	612,183
Qualicorp SA (a)	329,000	3,375,771
Souza Cruz SA	112,500	1,467,837
Totvs SA	68,100	1,384,766
TOTAL BRAZIL		6,840,557
British Virgin Islands - 0.1%
Gem Diamonds Ltd. (a)	43,875	119,481
Mail.ru Group Ltd. GDR (Reg. S)	41,300	1,377,355
TOTAL BRITISH VIRGIN ISLANDS		1,496,836
Canada - 1.4%
Canadian Pacific	113,000	10,395,434
Catamaran Corp. (a)	60,150	2,824,566
Goldcorp, Inc.	35,100	1,586,748
InterOil Corp. (a)	10,500	677,040
TOTAL CANADA		15,483,788
Cayman Islands - 0.2%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	27,100	937,660
Sands China Ltd.	277,200	1,042,623
TOTAL CAYMAN ISLANDS		1,980,283
Denmark - 0.8%
Novo Nordisk A/S Series B	48,916	7,841,994
William Demant Holding A/S (a)	19,000	1,634,132
TOTAL DENMARK		9,476,126
France - 3.8%
Arkema SA	20,430	1,862,627
Atos Origin SA	24,076	1,616,788
AXA SA	237,737	3,779,372
BNP Paribas SA	136,530	6,867,948
Bureau Veritas SA	32,900	3,493,768
Credit Agricole SA (a)	218,100	1,641,865

	Shares	Value
Iliad SA	20,580	$ 3,170,296
Lafarge SA (Bearer)	28,700	1,680,674
LVMH Moet Hennessy - Louis Vuitton SA	21,299	3,461,880
PPR SA	23,950	4,210,955
Sanofi SA	57,258	5,028,826
Schneider Electric SA	74,000	4,626,465
Technip SA	11,800	1,329,098
TOTAL FRANCE		42,770,562
Germany - 3.4%
Aareal Bank AG (a)	63,891	1,370,544
Allianz AG	23,424	2,904,335
BASF AG	60,232	4,990,996
Bayerische Motoren Werke AG (BMW)	58,087	4,626,538
Brenntag AG	17,900	2,256,074
Fresenius Medical Care AG & Co. KGaA	22,400	1,573,920
Fresenius SE & Co. KGaA	15,800	1,802,167
GEA Group AG	59,653	1,862,620
Gerry Weber International AG (Bearer)	19,400	880,589
GSW Immobilien AG	32,983	1,357,128
HeidelbergCement Finance AG	31,600	1,674,787
MTU Aero Engines Holdings AG	17,300	1,452,588
SAP AG	75,739	5,523,119
Siemens AG	27,761	2,797,170
Wirecard AG	97,400	2,225,700
TOTAL GERMANY		37,298,275
Hong Kong - 0.9%
AIA Group Ltd.	931,000	3,687,938
HKT Trust / HKT Ltd. unit	1,451,000	1,346,145
Techtronic Industries Co. Ltd.	2,334,000	4,445,112
TOTAL HONG KONG		9,479,195
India - 0.5%
Apollo Hospitals Enterprise Ltd.	25,151	364,585
Housing Development Finance Corp. Ltd.	205,593	2,912,997
Titan Industries Ltd.	374,259	1,803,649
TOTAL INDIA		5,081,231
Indonesia - 0.3%
PT Media Nusantara Citra Tbk	2,557,500	752,203
PT Sarana Menara Nusantara Tbk (a)	371,000	753,198
PT Tower Bersama Infrastructure Tbk (a)	3,318,000	1,727,218
TOTAL INDONESIA		3,232,619
Ireland - 1.3%
Accenture PLC Class A	88,000	5,932,080
Alkermes PLC (a)	84,000	1,556,520
James Hardie Industries NV CDI	365,087	3,497,972
Paddy Power PLC (Ireland)	29,700	2,191,943
Trinity Biotech PLC sponsored ADR	35,000	494,900
XL Group PLC Class A	25,000	618,500
TOTAL IRELAND		14,291,915
Common Stocks - continued
	Shares	Value
Israel - 0.2%
Check Point Software Technologies Ltd. (a)	44,700	$ 1,990,491
Italy - 1.3%
ENI SpA	175,500	4,038,418
Fiat Industrial SpA	193,937	2,100,208
Prada SpA	253,200	2,064,792
Prysmian SpA	95,200	1,831,159
Saipem SpA	90,615	4,070,839
TOTAL ITALY		14,105,416
Japan - 7.4%
ABC-Mart, Inc.	70,200	3,077,790
Aeon Credit Service Co. Ltd.	128,500	2,726,782
Aozora Bank Ltd.	474,000	1,335,964
Calbee, Inc.	21,000	1,928,222
Chiyoda Corp.	171,000	2,758,963
Cosmos Pharmaceutical Corp.	22,900	2,257,585
Credit Saison Co. Ltd.	48,900	1,073,803
Daito Trust Construction Co. Ltd.	13,300	1,342,829
Don Quijote Co. Ltd.	109,500	4,313,886
Fanuc Corp.	17,600	2,802,155
Fast Retailing Co. Ltd.	12,900	2,873,130
Hitachi Ltd.	530,000	2,808,343
Honda Motor Co. Ltd.	95,300	2,865,028
Japan Tobacco, Inc.	167,600	4,631,412
JS Group Corp.	116,000	2,564,700
JSR Corp.	137,200	2,351,116
Kakaku.com, Inc.	54,300	1,860,334
Keyence Corp.	18,460	4,897,693
Mitsubishi Estate Co. Ltd.	163,000	3,224,064
Mitsubishi UFJ Financial Group, Inc.	910,900	4,120,883
Nintendo Co. Ltd.	12,500	1,609,671
ORIX Corp.	79,370	8,152,750
Park24 Co. Ltd.	83,900	1,441,949
Rakuten, Inc.	480,600	4,322,570
Seven Bank Ltd.	795,700	2,272,574
Ship Healthcare Holdings, Inc.	33,300	1,110,834
So-net M3, Inc.	330	634,123
Softbank Corp.	47,800	1,513,098
Suzuki Motor Corp.	86,200	1,952,269
Unicharm Corp.	38,600	2,088,839
USS Co. Ltd.	12,140	1,275,894
TOTAL JAPAN		82,189,253
Korea (South) - 1.1%
Hyundai Motor Co.	16,534	3,404,398
Kia Motors Corp.	17,240	958,199
LG Household & Health Care Ltd.	3,511	2,064,120
NHN Corp.	3,893	901,554
Orion Corp.	742	696,867
Samsung Electronics Co. Ltd.	3,934	4,726,631
TOTAL KOREA (SOUTH)		12,751,769

	Shares	Value
Luxembourg - 0.3%
Brait SA	360,653	$ 1,418,379
Samsonite International SA	798,000	1,657,770
TOTAL LUXEMBOURG		3,076,149
Netherlands - 1.4%
AEGON NV	292,700	1,636,970
ASML Holding NV	59,100	3,248,727
Gemalto NV	33,993	3,067,459
ING Groep NV (Certificaten Van Aandelen) (a)	309,500	2,753,973
LyondellBasell Industries NV Class A	29,000	1,548,310
Randstad Holding NV	42,858	1,399,037
Yandex NV (a)	98,600	2,295,408
TOTAL NETHERLANDS		15,949,884
Norway - 0.5%
DnB NOR ASA	326,400	4,076,207
Gjensidige Forsikring ASA	109,900	1,605,716
TOTAL NORWAY		5,681,923
Poland - 0.2%
Eurocash SA	215,900	2,636,663
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	306,102	1,208,956
Russia - 0.3%
Mobile TeleSystems OJSC sponsored ADR	178,700	3,062,918
South Africa - 0.3%
Distell Group Ltd.	126,410	1,399,591
Shoprite Holdings Ltd.	95,600	1,965,883
TOTAL SOUTH AFRICA		3,365,474
Spain - 1.1%
Amadeus IT Holding SA Class A	63,100	1,562,133
Banco Bilbao Vizcaya Argentaria SA	402,808	3,365,846
Grifols SA ADR	71,850	1,807,746
Inditex SA	39,477	5,036,989
TOTAL SPAIN		11,772,714
Sweden - 1.1%
Atlas Copco AB (A Shares)	176,100	4,330,219
Intrum Justitia AB	115,000	1,664,430
Svenska Handelsbanken AB (A Shares)	115,600	3,959,704
Swedish Match Co. AB	78,000	2,657,661
TOTAL SWEDEN		12,612,014
Switzerland - 3.1%
ACE Ltd.	48,000	3,775,200
Adecco SA (Reg.)	35,860	1,734,279
Partners Group Holding AG	13,818	2,924,437
Roche Holding AG (participation certificate)	23,638	4,545,867
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG (participation certificate)	33,294	$ 4,386,528
SGS SA (Reg.)	780	1,651,627
Swatch Group AG (Bearer)	2,200	910,426
Syngenta AG (Switzerland)	5,030	1,961,144
UBS AG	248,020	3,721,191
UBS AG (NY Shares)	225,000	3,379,500
Zurich Financial Services AG	20,820	5,130,667
TOTAL SWITZERLAND		34,120,866
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)	280,000	643,570
United Kingdom - 10.0%
Aberdeen Asset Management PLC	355,842	1,863,409
Aggreko PLC	86,400	2,997,702
Anglo American PLC (United Kingdom)	45,018	1,382,488
Ashmore Group PLC	187,900	1,102,824
Barclays PLC	772,037	2,854,788
Bellway PLC	60,700	990,321
BG Group PLC	274,063	5,075,039
BHP Billiton PLC	272,542	8,735,313
British American Tobacco PLC (United Kingdom)	145,200	7,201,863
British Land Co. PLC	332,855	2,838,810
Diageo PLC	244,804	6,998,587
Domino's Pizza UK & IRL PLC	149,600	1,220,363
GlaxoSmithKline PLC	169,900	3,807,028
Hikma Pharmaceuticals PLC	121,783	1,453,319
HSBC Holdings PLC (United Kingdom)	715,328	7,052,627
Intertek Group PLC	46,500	2,115,360
Jazztel PLC (a)	353,900	2,343,995
Legal & General Group PLC	2,217,925	4,796,096
Lloyds Banking Group PLC (a)	2,942,200	1,937,448
London Stock Exchange Group PLC	93,500	1,471,889
Meggitt PLC	416,600	2,595,033
Next PLC	43,800	2,520,529
Ocado Group PLC (a)(d)	898,900	935,637
Persimmon PLC	145,600	1,867,948
Rolls-Royce Group PLC	271,600	3,745,227
Rolls-Royce Group PLC Class C	20,641,600	33,310
Rotork PLC	44,510	1,636,242
Royal Dutch Shell PLC Class B (United Kingdom)	371,647	13,146,061
SABMiller PLC	68,400	2,930,050
Standard Chartered PLC (United Kingdom)	106,579	2,517,101
Taylor Wimpey PLC	1,367,400	1,348,258
The Weir Group PLC	47,100	1,324,053
Ultra Electronics Holdings PLC	36,900	1,008,137
Vodafone Group PLC	2,244,100	6,094,158
Vodafone Group PLC sponsored ADR	47,212	1,285,111
TOTAL UNITED KINGDOM		111,226,124

	Shares	Value
United States of America - 49.6%
Abbott Laboratories	147,000	$ 9,631,440
American International Group, Inc. (a)	332,000	11,596,760
American Tower Corp.	259,000	19,500,110
Amgen, Inc.	234,000	20,251,530
Apple, Inc.	28,600	17,019,860
Beam, Inc.	54,900	3,050,244
Berkshire Hathaway, Inc. Class B (a)	109,000	9,412,150
Cabela's, Inc. Class A (a)	263,000	11,785,030
Cabot Oil & Gas Corp.	291,000	13,671,180
Capital One Financial Corp.	165,000	9,928,050
Citigroup, Inc.	336,000	12,563,040
Citrix Systems, Inc. (a)	18,209	1,125,498
Clean Harbors, Inc. (a)	13,000	758,550
Cognizant Technology Solutions Corp. Class A (a)	23,300	1,552,945
Comcast Corp. Class A	404,000	15,154,040
Constellation Brands, Inc. Class A (sub. vtg.) (a)	69,000	2,438,460
Crown Castle International Corp. (a)	44,000	2,937,000
Discover Financial Services	211,000	8,651,000
Discovery Communications, Inc. (a)	254,000	14,991,080
DISH Network Corp. Class A	45,000	1,603,350
Dollar General Corp. (a)	23,900	1,162,018
Eastman Chemical Co.	13,000	770,120
eBay, Inc. (a)	324,800	15,684,592
Estee Lauder Companies, Inc. Class A	89,700	5,527,314
Facebook, Inc. Class A	88,000	1,858,120
Foot Locker, Inc.	71,000	2,378,500
Freeport-McMoRan Copper & Gold, Inc.	108,000	4,199,040
G-III Apparel Group Ltd. (a)	68,000	2,513,280
General Electric Co.	832,800	17,538,768
Georgia Gulf Corp. (d)	35,200	1,245,728
Gilead Sciences, Inc. (a)	270,000	18,133,200
GNC Holdings, Inc.	159,000	6,148,530
Home Depot, Inc.	134,000	8,224,920
International Paper Co.	90,000	3,224,700
J.B. Hunt Transport Services, Inc.	164,600	9,662,020
James River Coal Co. (a)(d)	310,000	1,553,100
Johnson & Johnson	128,000	9,064,960
Lumber Liquidators Holdings, Inc. (a)	25,000	1,395,500
M&T Bank Corp.	80,000	8,328,000
Marathon Petroleum Corp.	66,000	3,625,380
MasterCard, Inc. Class A	74,400	34,293,189
Medivation, Inc. (a)	44,000	2,249,280
Merck & Co., Inc.	148,000	6,753,240
Michael Kors Holdings Ltd.	33,200	1,815,708
Noble Energy, Inc.	78,000	7,410,780
Ocwen Financial Corp. (a)	73,000	2,815,610
Onyx Pharmaceuticals, Inc. (a)	101,000	7,914,360
Palo Alto Networks, Inc.	3,300	181,434
Peabody Energy Corp.	224,000	6,249,600
Pfizer, Inc.	365,000	9,077,550
Common Stocks - continued
	Shares	Value
United States of America - continued
Phillips 66	360,000	$ 16,977,600
Pioneer Natural Resources Co.	183,900	19,429,035
Prestige Brands Holdings, Inc. (a)	304,000	5,286,560
PulteGroup, Inc. (a)	384,000	6,658,560
PVH Corp.	50,000	5,499,500
Ralph Lauren Corp.	9,000	1,383,210
Realogy Holdings Corp.	78,800	2,800,552
Royal Gold, Inc.	24,200	2,131,536
salesforce.com, Inc. (a)	77,000	11,240,460
SBA Communications Corp. Class A (a)	54,000	3,598,020
Sempra Energy	75,800	5,287,050
Sirius XM Radio, Inc. (a)	415,000	1,162,000
The Cooper Companies, Inc.	25,000	2,399,500
The Travelers Companies, Inc.	70,000	4,965,800
TJX Companies, Inc.	237,500	9,887,125
Toll Brothers, Inc. (a)	108,000	3,565,080
Total System Services, Inc.	67,900	1,527,071
Under Armour, Inc. Class A (sub. vtg.) (a)	67,200	3,511,872
Union Pacific Corp.	120,400	14,812,812
United Rentals, Inc. (a)	88,000	3,578,080
Urban Outfitters, Inc. (a)	63,000	2,252,880
USG Corp. (a)	61,000	1,629,310
Visa, Inc. Class A	36,000	4,995,360
Wal-Mart Stores, Inc.	215,000	16,129,300
Watson Pharmaceuticals, Inc. (a)	19,100	1,641,645
Wells Fargo & Co.	230,000	7,748,700
Whirlpool Corp.	16,000	1,562,880
Workday, Inc.	16,250	788,125
TOTAL UNITED STATES OF AMERICA		551,069,481
TOTAL COMMON STOCKS (Cost $954,498,052)		1,056,052,117
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Volkswagen AG (Cost $4,272,812)	28,900	5,978,414
Investment Companies - 0.0%
	Shares	Value
Cyprus - 0.0%
Aisi Realty Public Ltd. (a) (Cost $430,048)	31,822	$ 37,744
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.19% (b)	51,411,090	51,411,090
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,317,903	2,317,903
TOTAL MONEY MARKET FUNDS (Cost $53,728,993)		53,728,993
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,012,929,905)	1,115,797,268
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(3,962,689)
NET ASSETS - 100%	$ 1,111,834,579
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,337
Fidelity Securities Lending Cash Central Fund	279,543
Total	$ 319,880
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 176,900,919	$ 174,035,891	$ 2,865,028	$ -
Consumer Staples	87,215,661	59,156,608	28,059,053	-
Energy	98,190,830	81,006,351	17,184,479	-
Financials	224,349,940	196,906,214	27,443,726	-
Health Care	129,104,792	110,853,024	18,251,768	-
Industrials	128,324,984	125,527,814	2,797,170	-
Information Technology	137,294,906	131,771,787	5,523,119	-
Materials	42,962,780	32,266,323	10,696,457	-
Telecommunication Services	27,831,157	21,736,999	6,094,158	-
Utilities	9,854,562	9,854,562	-	-
Investment Companies	37,744	37,744	-	-
Money Market Funds	53,728,993	53,728,993	-	-
Total Investments in Securities:	$ 1,115,797,268	$ 996,882,310	$ 118,914,958	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 90,641,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $2,205,469) - See accompanying schedule: Unaffiliated issuers (cost $959,200,912)	$ 1,062,068,275
Fidelity Central Funds (cost $53,728,993)	53,728,993
Total Investments (cost $1,012,929,905)		$ 1,115,797,268
Foreign currency held at value (cost $44)		44
Receivable for investments sold		10,574,510
Receivable for fund shares sold		940,937
Dividends receivable		1,164,537
Distributions receivable from Fidelity Central Funds		22,934
Other receivables		304,491
Total assets		1,128,804,721

Liabilities
Payable for investments purchased	$ 10,558,754
Payable for fund shares redeemed	2,935,923
Accrued management fee	817,065
Distribution and service plan fees payable	7,965
Other affiliated payables	252,086
Other payables and accrued expenses	80,446
Collateral on securities loaned, at value	2,317,903
Total liabilities		16,970,142

Net Assets		$ 1,111,834,579
Net Assets consist of:
Paid in capital		$ 1,006,383,968
Undistributed net investment income		7,478,979
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,823,058)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		102,794,690
Net Assets		$ 1,111,834,579

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,723,279 ÷ 950,719 shares)	$ 19.69

Maximum offering price per share (100/94.25 of $19.69)	$ 20.89
Class T: Net Asset Value and redemption price per share ($5,550,095 ÷ 283,053 shares)	$ 19.61

Maximum offering price per share (100/96.50 of $19.61)	$ 20.32
Class B: Net Asset Value and offering price per share ($303,960 ÷ 15,635 shares)A	$ 19.44

Class C: Net Asset Value and offering price per share ($1,726,205 ÷ 88,954 shares)A	$ 19.41

Worldwide: Net Asset Value, offering price and redemption price per share ($1,081,240,346 ÷ 54,468,873 shares)	$ 19.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,290,694 ÷ 216,909 shares)	$ 19.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012
Investment Income
Dividends		$ 21,411,923
Interest		1,045
Income from Fidelity Central Funds		319,880
Income before foreign taxes withheld		21,732,848
Less foreign taxes withheld		(812,686)
Total income		20,920,162

Expenses
Management fee Basic fee	$ 7,679,076
Performance adjustment	954,154
Transfer agent fees	2,526,973
Distribution and service plan fees	76,255
Accounting and security lending fees	503,914
Custodian fees and expenses	178,378
Independent trustees' compensation	7,299
Registration fees	91,889
Audit	78,615
Legal	6,059
Interest	56
Miscellaneous	12,139
Total expenses before reductions	12,114,807
Expense reductions	(206,687)	11,908,120
Net investment income (loss)		9,012,042
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,952,242
Foreign currency transactions	(72,889)
Total net realized gain (loss)		52,879,353
Change in net unrealized appreciation (depreciation) on: Investment securities	45,677,356
Assets and liabilities in foreign currencies	(88,023)
Total change in net unrealized appreciation (depreciation)		45,589,333
Net gain (loss)		98,468,686
Net increase (decrease) in net assets resulting from operations		$ 107,480,728

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,012,042	$ 7,182,199
Net realized gain (loss)	52,879,353	120,543,178
Change in net unrealized appreciation (depreciation)	45,589,333	(94,457,618)
Net increase (decrease) in net assets resulting from operations	107,480,728	33,267,759
Distributions to shareholders from net investment income	(4,089,511)	(6,244,141)
Distributions to shareholders from net realized gain	-	(2,870,519)
Total distributions	(4,089,511)	(9,114,660)
Share transactions - net increase (decrease)	(126,253,328)	12,558,124
Redemption fees	23,898	33,448
Total increase (decrease) in net assets	(22,838,213)	36,744,671

Net Assets
Beginning of period	1,134,672,792	1,097,928,121
End of period (including undistributed net investment income of $7,478,979 and undistributed net investment income of $2,700,979, respectively)	$ 1,111,834,579	$ 1,134,672,792

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.89	$ 17.50	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.10	.05	.03	(.01)
Net realized and unrealized gain (loss)	1.72	.47	2.63	4.09
Total from investment operations	1.82	.52	2.66	4.08
Distributions from net investment income	(.02)	(.08)	(.10)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	(.02)	(.13)	(.12)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.69	$ 17.89	$ 17.50	$ 14.96
Total Return B,C,D	10.20%	2.94%	17.85%	37.50%
Ratios to Average Net Assets F,I
Expenses before reductions	1.43%	1.41%	1.43%	1.52% A
Expenses net of fee waivers, if any	1.43%	1.40%	1.43%	1.52% A
Expenses net of all reductions	1.41%	1.38%	1.41%	1.49% A
Net investment income (loss)	.52%	.28%	.21%	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,723	$ 13,153	$ 7,530	$ 993
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.83	$ 17.46	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	1.73	.45	2.62	4.07
Total from investment operations	1.78	.46	2.61	4.06
Distributions from net investment income	-	(.04)	(.08)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.09)	(.09) K	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.61	$ 17.83	$ 17.46	$ 14.94
Total Return B,C,D	9.98%	2.61%	17.53%	37.32%
Ratios to Average Net Assets F,I
Expenses before reductions	1.68%	1.66%	1.70%	1.73% A
Expenses net of fee waivers, if any	1.68%	1.65%	1.70%	1.73% A
Expenses net of all reductions	1.66%	1.63%	1.68%	1.70% A
Net investment income (loss)	.26%	.03%	(.05)%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,550	$ 2,187	$ 1,120	$ 458
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.77	$ 17.39	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss)	1.71	.47	2.61	4.04
Total from investment operations	1.67	.38	2.52	4.01
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	-	-	(.01)	-
Total distributions	-	-	(.02)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.44	$ 17.77	$ 17.39	$ 14.89
Total Return B,C,D	9.40%	2.19%	16.92%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.16%	2.19%	2.20% A
Expenses net of fee waivers, if any	2.18%	2.16%	2.19%	2.20% A
Expenses net of all reductions	2.16%	2.13%	2.17%	2.17% A
Net investment income (loss)	(.23)%	(.47)%	(.55)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 304	$ 256	$ 305	$ 224
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 17.36	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	1.71	.47	2.61	4.05
Total from investment operations	1.67	.38	2.52	4.01
Distributions from net investment income	-	-	(.03)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	-	(.05)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.41	$ 17.74	$ 17.36	$ 14.89
Total Return B,C,D	9.41%	2.19%	16.94%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.16%	2.19%	2.18% A
Expenses net of fee waivers, if any	2.18%	2.15%	2.19%	2.18% A
Expenses net of all reductions	2.16%	2.13%	2.16%	2.15% A
Net investment income (loss)	(.23)%	(.47)%	(.54)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,726	$ 1,297	$ 710	$ 335
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.02	$ 17.58	$ 14.98	$ 13.40	$ 25.18
Income from Investment Operations
Net investment income (loss) B	.16	.11	.08	.12	.16
Net realized and unrealized gain (loss)	1.74	.48	2.63	1.63	(9.44)
Total from investment operations	1.90	.59	2.71	1.75	(9.28)
Distributions from net investment income	(.07)	(.10)	(.10)	(.17)	(.12)
Distributions from net realized gain	-	(.05)	(.02)	-	(2.38)
Total distributions	(.07)	(.15)	(.11) G	(.17)	(2.50)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 19.85	$ 18.02	$ 17.58	$ 14.98	$ 13.40
Total Return A	10.56%	3.32%	18.18%	13.39%	(40.66)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.11%	1.08%	1.15%	1.27%	1.21%
Expenses net of fee waivers, if any	1.11%	1.08%	1.15%	1.27%	1.21%
Expenses net of all reductions	1.09%	1.05%	1.12%	1.24%	1.19%
Net investment income (loss)	.84%	.60%	.50%	.92%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,081,240	$ 1,114,694	$ 1,087,928	$ 991,996	$ 934,885
Portfolio turnover rate D	186%	203%	166%	224%	264%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.98	$ 17.57	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss) D	.14	.10	.07	.06
Net realized and unrealized gain (loss)	1.74	.47	2.63	4.06
Total from investment operations	1.88	.57	2.70	4.12
Distributions from net investment income	(.08)	(.11)	(.11)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	(.08)	(.16)	(.13)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 19.78	$ 17.98	$ 17.57	$ 15.00
Total Return B,C	10.49%	3.23%	18.08%	37.87%
Ratios to Average Net Assets E,H
Expenses before reductions	1.18%	1.13%	1.21%	1.17% A
Expenses net of fee waivers, if any	1.18%	1.13%	1.21%	1.17% A
Expenses net of all reductions	1.16%	1.10%	1.19%	1.15% A
Net investment income (loss)	.77%	.56%	.44%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,291	$ 3,086	$ 335	$ 290
Portfolio turnover rate F	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 122,955,424
Gross unrealized depreciation	(29,246,711)
Net unrealized appreciation (depreciation) on securities and other investments	$ 93,708,713

Tax Cost	$ 1,022,088,555

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,068,312
Undistributed long-term capital gain	$ 3,746,668
Net unrealized appreciation (depreciation)	$ 93,636,040

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 4,089,511	$ 9,114,660

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,976,525,810 and $2,106,835,705, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,612	$ 2,060
Class T	.25%	.25%	20,552	83
Class B	.75%	.25%	2,828	2,126
Class C	.75%	.25%	15,263	5,004
			$ 76,255	$ 9,273

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,220
Class T	1,258
Class B*	616
Class C*	1,466
$ 10,560

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,131.30
Class T	12,753.31
Class B	850.30
Class C	4,641.30
Worldwide	2,452,307.23
Institutional Class	11,291.31
	$ 2,526,973

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $46,686 for the period.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,075,000.33%		$ 56

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,986 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $279,543, including $261 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $206,687 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 16,598	$ 36,687
Class T	-	3,024
Class B	-	-
Class C	-	-
Worldwide	4,059,519	6,199,611
Institutional Class	13,394	4,819
Total	$ 4,089,511	$ 6,244,141
From net realized gain
Class A	$ -	$ 20,664
Class T	-	3,280
Class B	-	-
Class C	-	-
Worldwide	-	2,844,643
Institutional Class	-	1,932
Total	$ -	$ 2,870,519

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	433,206	446,295	$ 8,109,308	$ 8,440,354
Reinvestment of distributions	720	2,409	12,524	44,007
Shares redeemed	(218,566)	(143,732)	(4,053,305)	(2,654,718)
Net increase (decrease)	215,360	304,972	$ 4,068,527	$ 5,829,643
Class T
Shares sold	202,603	307,740	$ 3,780,147	$ 5,853,479
Reinvestment of distributions	-	344	-	6,293
Shares redeemed	(42,181)	(249,620)	(800,428)	(4,835,753)
Net increase (decrease)	160,422	58,464	$ 2,979,719	$ 1,024,019
Class B
Shares sold	4,060	3,768	$ 73,532	$ 71,519
Reinvestment of distributions	-	-	-	-
Shares redeemed	(2,808)	(6,939)	(51,407)	(128,598)
Net increase (decrease)	1,252	(3,171)	$ 22,125	$ (57,079)
Class C
Shares sold	38,075	41,472	$ 696,495	$ 784,669
Reinvestment of distributions	-	-	-	-
Shares redeemed	(22,245)	(9,227)	(407,626)	(167,760)
Net increase (decrease)	15,830	32,245	$ 288,869	$ 616,909
Worldwide
Shares sold	8,155,382	12,255,493	$ 150,136,706	$ 231,984,939
Reinvestment of distributions	226,349	480,262	3,956,581	8,805,760
Shares redeemed	(15,784,478)	(12,736,797)	(288,554,381)	(238,335,100)
Net increase (decrease)	(7,402,747)	(1,042)	$ (134,461,094)	$ 2,455,599
Institutional Class
Shares sold	111,552	162,911	$ 2,100,045	$ 2,875,496
Reinvestment of distributions	745	360	12,982	6,581
Shares redeemed	(67,062)	(10,647)	(1,264,501)	(193,044)
Net increase (decrease)	45,235	152,624	$ 848,526	$ 2,689,033

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer , Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund	12/10/12	12/07/12	$0.456	$0.068
Fidelity International Capital Appreciation Fund	12/10/12	12/07/12	$0.120	$0.000
Fidelity Overseas Fund	12/10/12	12/07/12	$0.774	$0.000
Fidelity Worldwide Fund	12/10/12	12/07/12	$0.159	$0.080

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Worldwide Fund	$3,746,668

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Diversified International Fund	100%
Fidelity Diversified International Fund: Class F	100%
Fidelity International Capital Appreciation Fund	100%
Fidelity Overseas Fund	78%
Fidelity Overseas Fund: Class F	70%
Fidelity Worldwide Fund	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Diversified International Fund	2%
Fidelity Diversified International Fund: Class F	1%
Fidelity International Capital Appreciation Fund	9%
Fidelity Worldwide Fund	98%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/05/2011	$0.512	$0.0344
Fidelity Diversified International Fund: Class F	12/05/2011	$0.588	$0.0344
Fidelity International Capital Appreciation Fund	12/05/2011	$0.141	$0.0125
Fidelity Overseas Fund	12/05/2011	$0.814	$0.0493
Fidelity Overseas Fund: Class F	12/05/2011	$0.912	$0.0493
Fidelity Worldwide Fund	12/05/2011	$0.000	$0.0000

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance (Diversified International Fund and Overseas Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Investment Performance (International Capital Appreciation Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also noted that the investment performance of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Investment Performance (Worldwide Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of International Capital Appreciation Fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of the total expense ratio of each class of each of Diversified International Fund, Overseas Fund, and Worldwide Fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Worldwide Fund), and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of International Capital Appreciation Fund and each class of each of Diversified International Fund and Overseas Fund ranked below its competitive median for 2011.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class of Worldwide Fund ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of International Capital Appreciation Fund and the total expense ratio of each class of Diversified International Fund, Overseas Fund, and Worldwide Fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund

The Northern Trust Company
Chicago, IL

Fidelity International Capital Appreciation Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	0.26%	-3.36%
Class T (incl. 3.50% sales charge)	2.42%	-3.11%
Class B (incl. contingent deferred sales charge) B	0.56%	-3.25%
Class C (incl. contingent deferred sales charge) C	4.68%	-2.80%

A From May 8, 2008.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.38%, 6.14%, 5.56% and 5.68%, respectively (excluding sales charges), outperforming the 4.73% gain of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Relative to the index, an overweighting in consumer staples proved most fruitful, particularly within food and staples retailing. Our positioning in utilities also helped, as did an underweighting in materials and security selection in energy, financials and telecommunication services. Geographically, the fund was aided the most by stock selection in Kenya and out-of-benchmark holdings in Canada. Top contributors included Canada-based Africa Oil, three South African stocks - drug store chain Clicks Group, supermarket firm Shoprite Holdings and diversified financials firm FirstRand - and not owning Gold Fields and Impala Platinum Holdings, two underperforming index components located in South Africa. On the downside, an underweighting in consumer discretionary dampened relative returns, particularly in the media group. Regionally, positioning in Turkey and stock selection in Russia were negatives. Among the individual detractors were underweightings in South African media company Naspers and Russian retailer Magnit, an overweighting in South Africa's Harmony Gold Mining, an investment in Russian energy firm TNK-BP Holding and not owning Turkish bank and outperforming index component Akbank Turk Anonim Sirketi. Africa Oil and Magnit were not held by the fund at period end.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and African markets. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.59%
Actual		$ 1,000.00	$ 984.20	$ 7.93
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.06
Class T	1.88%
Actual		$ 1,000.00	$ 981.90	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,015.69	$ 9.53
Class B	2.34%
Actual		$ 1,000.00	$ 979.70	$ 11.64
HypotheticalA		$ 1,000.00	$ 1,013.37	$ 11.84
Class C	2.35%
Actual		$ 1,000.00	$ 980.70	$ 11.70
HypotheticalA		$ 1,000.00	$ 1,013.32	$ 11.89
Emerging Europe, Middle East, Africa (EMEA)	1.34%
Actual		$ 1,000.00	$ 986.50	$ 6.69
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.80
Institutional Class	1.24%
Actual		$ 1,000.00	$ 986.50	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
South Africa 42.4%
Russia 30.6%
Turkey 6.4%
United Arab Emirates 5.1%
Poland 2.6%
Kenya 2.3%
Nigeria 1.6%
Morocco 1.0%
Other* 8.0%

* Includes short-term investments and net other assets.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
South Africa 47.1%
Russia 31.2%
Turkey 5.0%
United Arab Emirates 3.5%
Kenya 2.5%
Poland 2.4%
Nigeria 1.5%
Morocco 1.0%
Qatar 0.9%
Other* 4.9%

* Includes short-term investments and net other assets.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	98.7
Bonds	0.6	0.6
Short-Term Investments and Net Other Assets (Liabilities)	3.9	0.7
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.8	7.4
Lukoil Oil Co. (Russia, Oil, Gas & Consumable Fuels)	7.6	6.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	6.8	6.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	6.4	8.0
Standard Bank Group Ltd. (South Africa, Commercial Banks)	3.7	5.0
Turkiye Garanti Bankasi A/S (Turkey, Commercial Banks)	3.3	2.4
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.2	4.2
Clicks Group Ltd. (South Africa, Food & Staples Retailing)	3.0	2.8
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	2.6	2.7
Surgutneftegaz JSC (Russia, Oil, Gas & Consumable Fuels)	2.6	2.3
	47.0
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.0	26.8
Energy	26.3	27.5
Telecommunication Services	13.4	13.5
Materials	9.7	10.8
Consumer Staples	9.5	10.5
Industrials	3.5	3.2
Consumer Discretionary	3.0	4.1
Health Care	1.6	1.3
Utilities	0.5	1.0
Information Technology	0.3	0.3

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
Bailiwick of Jersey - 0.4%
Randgold Resources Ltd.	5,200	$ 621,595
Canada - 0.4%
Silver Wheaton Corp.	13,200	531,965
Czech Republic - 0.7%
Philip Morris CR A/S	1,700	910,824
Kenya - 2.3%
Barclays Bank of Kenya Ltd.	1,820,550	337,812
British American Tobacco Kenya Ltd.	76,700	420,656
East African Breweries Ltd.	153,906	433,793
Kenya Airways Ltd.	1,754,900	256,588
Safaricom Ltd.	25,380,571	1,311,503
Uchumi Supermarket Ltd.	2,000,000	461,538
TOTAL KENYA		3,221,890
Morocco - 1.0%
Maroc Telecom SA	112,000	1,415,396
Nigeria - 1.6%
Guaranty Trust Bank PLC	5,238,796	660,437
Nigerian Breweries PLC	124,501	96,075
Skye Bank PLC	28,071,010	729,210
Zenith Bank PLC	6,364,370	730,205
TOTAL NIGERIA		2,215,927
Poland - 2.6%
Bank Polska Kasa Opieki SA	45,800	2,199,157
Eurocash SA	61,300	748,622
Kruk SA (a)	53,400	729,250
TOTAL POLAND		3,677,029
Qatar - 0.9%
Qatar National Bank SAQ	18,153	667,597
Vodafone Qatar QSC (a)	254,173	628,286
TOTAL QATAR		1,295,883
Russia - 28.0%
Gazprom OAO	1,948,900	9,009,597
Lukoil Oil Co.	5,000	303,582
Lukoil Oil Co. sponsored ADR (United Kingdom)	171,495	10,366,873
NOVATEK OAO	40,000	434,273
NOVATEK OAO GDR (Reg. S)	28,500	3,249,000
Rosneft Oil Co. OJSC	140,000	1,038,970
Rosneft Oil Co. OJSC GDR (Reg. S)	146,700	1,085,580
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank (Savings Bank of the Russian Federation)	3,263,700	$ 9,554,222
Sistema JSFC sponsored GDR	11,700	214,695
TNK-BP Holding	909,300	1,856,259
Uralkali OJSC	282,800	2,229,184
TOTAL RUSSIA		39,342,235
South Africa - 42.4%
Adcock Ingram Holdings Ltd.	62,000	414,017
AngloGold Ashanti Ltd.	86,100	2,908,917
Aspen Pharmacare Holdings Ltd.	74,300	1,353,924
Cashbuild Ltd.	60,100	1,039,299
Clicks Group Ltd.	609,706	4,203,632
DRDGOLD Ltd.	1,483,914	1,040,544
FirstRand Ltd.	1,370,500	4,549,023
Harmony Gold Mining Co. Ltd.	435,600	3,568,840
Holdsport Ltd.	80,000	415,194
Kagiso Media Ltd.	123,000	283,716
Massmart Holdings Ltd.	81,300	1,635,255
MTN Group Ltd.	610,950	11,016,002
Nampak Ltd.	689,600	2,298,494
Naspers Ltd. Class N	39,600	2,570,884
Omnia Holdings Ltd.	26,000	384,873
Pinnacle Technology Holdings Ltd.	218,800	432,773
Pioneer Foods Ltd.	172,000	1,100,956
Rand Merchant Insurance Holdings Ltd.	120,900	315,265
Raubex Group Ltd.	1,475,600	2,808,025
RMB Holdings Ltd.	286,500	1,256,937
Sanlam Ltd.	381,900	1,705,868
Sasol Ltd.	77,900	3,318,546
Shoprite Holdings Ltd.	111,100	2,284,619
Standard Bank Group Ltd.	419,763	5,185,403
Vodacom Group Ltd.	239,600	3,020,336
Wilson Bayly Holmes-Ovcon Ltd.	27,700	453,965
TOTAL SOUTH AFRICA		59,565,307
Turkey - 6.4%
Aygaz A/S	159,000	732,686
Koc Holding A/S	143,850	675,714
Turk Telekomunikasyon A/S	324,100	1,265,662
Turkiye Garanti Bankasi A/S	984,000	4,699,046
Turkiye Petrol Rafinerile A/S	68,000	1,661,590
TOTAL TURKEY		9,034,698
Common Stocks - continued
	Shares	Value
United Arab Emirates - 5.1%
Agthia Group PJSC	734,869	$ 390,143
Aldar Properties PJSC (a)	1,587,210	587,696
Dubai Financial Market PJSC (a)	5,815,429	1,599,124
Emaar Properties (a)	330,000	324,340
Emirates NBD Bank PJSC	396,999	311,287
First Gulf Bank PJSC	1,093,458	3,110,982
National Bank of Abu Dhabi PJSC (a)	156,000	420,474
NMC Health PLC	160,300	468,218
TOTAL UNITED ARAB EMIRATES		7,212,264
United Kingdom - 0.7%
Tullow Oil PLC	40,500	917,611
Zambia - 0.4%
Zambeef Products PLC	997,525	509,548
TOTAL COMMON STOCKS (Cost $128,358,203)		130,472,172
Nonconvertible Preferred Stocks - 2.6%

Russia - 2.6%
Surgutneftegaz JSC (Cost $3,238,242)	5,826,700	3,608,911
Nonconvertible Bonds - 0.3%
		Principal Amount
Multi-National - 0.3%
International Bank for Reconstruction & Development 8.2% 12/12/12 (Cost $510,799)	NGN	80,000,000	501,719
Government Obligations - 0.3%

Ghana - 0.3%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	495,198
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $4,780,137)	4,780,137	$ 4,780,137
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $137,559,709)		139,858,137
NET OTHER ASSETS (LIABILITIES) - 0.5%		649,226
NET ASSETS - 100%		$ 140,507,363
Currency Abbreviations
GHS	-	Ghana Cedi
NGN	-	Nigerian naira
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,816
Fidelity Securities Lending Cash Central Fund	2,270
Total	$ 4,086
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,309,093	$ 4,309,093	$ -	$ -
Consumer Staples	13,195,661	13,195,661	-	-
Energy	36,850,792	33,532,246	3,318,546	-
Financials	38,944,085	38,944,085	-	-
Health Care	2,236,159	2,236,159	-	-
Industrials	4,923,542	4,923,542	-	-
Information Technology	432,773	432,773	-	-
Materials	13,584,412	6,485,060	7,099,352	-
Telecommunication Services	18,871,880	18,871,880	-	-
Utilities	732,686	732,686	-	-
Corporate Bonds	501,719	-	501,719	-
Government Obligations	495,198	-	495,198	-
Money Market Funds	4,780,137	4,780,137	-	-
Total Investments in Securities:	$ 139,858,137	$ 128,443,322	$ 11,414,815	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $132,779,572)	$ 135,078,000
Fidelity Central Funds (cost $4,780,137)	4,780,137
Total Investments (cost $137,559,709)		$ 139,858,137
Foreign currency held at value (cost $4)		4
Receivable for investments sold		932,927
Receivable for fund shares sold		236,104
Dividends receivable		137,560
Interest receivable		46,891
Distributions receivable from Fidelity Central Funds		384
Other receivables		20,009
Total assets		141,232,016

Liabilities
Payable to custodian bank	$ 173,955
Payable for investments purchased	203,317
Payable for fund shares redeemed	116,731
Accrued management fee	94,834
Distribution and service plan fees payable	10,112
Other affiliated payables	40,250
Other payables and accrued expenses	85,454
Total liabilities		724,653

Net Assets		$ 140,507,363
Net Assets consist of:
Paid in capital		$ 137,298,110
Undistributed net investment income		2,631,143
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,720,590)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,298,700
Net Assets		$ 140,507,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,933,695 ÷ 1,025,317 shares)	$ 8.71

Maximum offering price per share (100/94.25 of $8.71)	$ 9.24
Class T: Net Asset Value and redemption price per share ($3,335,630 ÷ 384,126 shares)	$ 8.68

Maximum offering price per share (100/96.50 of $8.68)	$ 8.99
Class B: Net Asset Value and offering price per share ($441,311 ÷ 50,760 shares)A	$ 8.69

Class C: Net Asset Value and offering price per share ($7,769,597 ÷ 901,585 shares)A	$ 8.62

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($111,441,166 ÷ 12,742,737 shares)	$ 8.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,585,964 ÷ 981,532 shares)	$ 8.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 5,662,084
Interest		119,997
Income from Fidelity Central Funds		4,086
Income before foreign taxes withheld		5,786,167
Less foreign taxes withheld		(570,242)
Total income		5,215,925

Expenses
Management fee	$ 1,144,017
Transfer agent fees	410,177
Distribution and service plan fees	121,246
Accounting and security lending fees	73,383
Custodian fees and expenses	162,444
Independent trustees' compensation	932
Registration fees	80,566
Audit	61,768
Legal	700
Miscellaneous	1,543
Total expenses before reductions	2,056,776
Expense reductions	(39,356)	2,017,420
Net investment income (loss)		3,198,505
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,659,509
Foreign currency transactions	(146,089)
Total net realized gain (loss)		10,513,420
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,473,687)
Assets and liabilities in foreign currencies	2,731
Total change in net unrealized appreciation (depreciation)		(5,470,956)
Net gain (loss)		5,042,464
Net increase (decrease) in net assets resulting from operations		$ 8,240,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,198,505	$ 3,341,999
Net realized gain (loss)	10,513,420	3,427,666
Change in net unrealized appreciation (depreciation)	(5,470,956)	(17,523,712)
Net increase (decrease) in net assets resulting from operations	8,240,969	(10,754,047)
Distributions to shareholders from net investment income	(2,782,952)	(1,835,361)
Distributions to shareholders from net realized gain	-	(302,617)
Total distributions	(2,782,952)	(2,137,978)
Share transactions - net increase (decrease)	(7,689,254)	(11,096,734)
Redemption fees	36,290	119,309
Total increase (decrease) in net assets	(2,194,947)	(23,869,450)

Net Assets
Beginning of period	142,702,310	166,571,760
End of period (including undistributed net investment income of $2,631,143 and undistributed net investment income of $2,747,743, respectively)	$ 140,507,363	$ 142,702,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 8.97	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.16 H	.07	.05	.04
Net realized and unrealized gain (loss)	.34	(.70)	1.70	2.48	(5.31)
Total from investment operations	.52	(.54)	1.77	2.53	(5.27)
Distributions from net investment income	(.15)	(.08)	(.04)	(.03)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.15)	(.10)	(.07) L	(.03)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.71	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Total Return B, C, D	6.38%	(6.05)%	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.62%	1.60%	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.62%	1.56%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.60%	1.51%	1.38%	1.39%	1.23% A
Net investment income (loss)	2.09%	1.70% H	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,934	$ 10,260	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 8.96	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.13 H	.06	.04	.04
Net realized and unrealized gain (loss)	.35	(.71)	1.69	2.47	(5.31)
Total from investment operations	.50	(.58)	1.75	2.51	(5.27)
Distributions from net investment income	(.13)	(.07)	(.03)	(.02)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.13)	(.08) L	(.05)	(.02)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.68	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Total Return B, C, D	6.14%	(6.42)%	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.89%	1.87%	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.89%	1.84%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.86%	1.78%	1.62%	1.64%	1.49% A
Net investment income (loss)	1.82%	1.42% H	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,336	$ 3,502	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 8.93	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.09 H	.02	.01	.02
Net realized and unrealized gain (loss)	.35	(.71)	1.68	2.48	(5.31)
Total from investment operations	.46	(.62)	1.70	2.49	(5.29)
Distributions from net investment income	(.06)	(.02)	-	-	-
Distributions from net realized gain	-	(.01)	(.01)	-	-
Total distributions	(.06)	(.03)	(.01)	-	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.69	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Total Return B, C, D	5.56%	(6.85)%	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	2.37%	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.35%	2.27%	2.12%	2.14%	1.99% A
Net investment income (loss)	1.33%	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 441	$ 539	$ 822	$ 782	$ 487
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 8.90	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.08 H	.02	.01	.02
Net realized and unrealized gain (loss)	.35	(.69)	1.67	2.48	(5.31)
Total from investment operations	.46	(.61)	1.69	2.49	(5.29)
Distributions from net investment income	(.08)	(.05)	(.01)	-	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.08)	(.06) L	(.03)	-	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.62	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Total Return B, C, D	5.68%	(6.79)%	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.37%	2.36%	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.37%	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.35%	2.27%	2.13%	2.14%	1.99% A
Net investment income (loss)	1.34%	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,770	$ 6,650	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.18 G	.09	.07	.05
Net realized and unrealized gain (loss)	.35	(.71)	1.70	2.48	(5.31)
Total from investment operations	.55	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.17)	(.09)	(.05)	(.04)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.17)	(.11)	(.08) K	(.04)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.02
Net asset value, end of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	6.81%	(5.91)%	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.37%	1.35%	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.37%	1.31%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.34%	1.25%	1.12%	1.14%	.98% A
Net investment income (loss)	2.34%	1.95% G	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,441	$ 114,117	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.21	.19 G	.09	.06	.05
Net realized and unrealized gain (loss)	.35	(.72)	1.70	2.49	(5.31)
Total from investment operations	.56	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.18)	(.09)	(.05)	(.04)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.18)	(.11)	(.08) K	(.04)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.02
Net asset value, end of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	6.93%	(5.91)%	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.28%	1.26%	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.28%	1.24%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.19%	1.13%	1.14%	.98% A
Net investment income (loss)	2.43%	2.02% G	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,586	$ 7,633	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA)and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,922,441
Gross unrealized depreciation	(15,370,673)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,551,768

Tax Cost	$ 138,306,369

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,778,819
Capital loss carryforward	$ (2,121,605)
Net unrealized appreciation (depreciation)	$ 1,552,040

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (2,121,605)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 2,782,952	$ 2,137,978

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $42,139,137 and $54,373,981, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 22,962	$ 252
Class T	.25%	.25%	17,208	64
Class B	.75%	.25%	4,896	3,697
Class C	.75%	.25%	76,180	10,823
			$ 121,246	$ 14,836

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,269
Class T	1,365
Class B*	2,582
Class C*	2,232
$ 10,448

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,199.30
Class T	10,795.31
Class B	1,463.30
Class C	22,681.30
Emerging Europe, Middle East, Africa (EMEA)	331,681.29
Institutional Class	16,358.20
	$ 410,177

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $389 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,270. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,356 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 173,376	$ 97,896
Class T	52,030	26,168
Class B	3,592	1,907
Class C	61,819	32,267
Emerging Europe, Middle East, Africa (EMEA)	2,310,485	1,585,636
Institutional Class	181,650	91,487
Total	$ 2,782,952	$ 1,835,361
From net realized gain
Class A	$ -	$ 18,012
Class T	-	5,690
Class B	-	902
Class C	-	9,924
Emerging Europe, Middle East, Africa (EMEA)	-	253,422
Institutional Class	-	14,667
Total	$ -	$ 302,617

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	188,687	827,297	$ 1,610,923	$ 7,697,437
Reinvestment of distributions	16,919	10,020	134,509	92,483
Shares redeemed	(411,198)	(725,856)	(3,440,999)	(6,651,188)
Net increase (decrease)	(205,592)	111,461	$ (1,695,567)	$ 1,138,732
Class T
Shares sold	75,037	164,342	$ 636,446	$ 1,527,510
Reinvestment of distributions	6,513	3,447	51,713	31,848
Shares redeemed	(118,919)	(94,003)	(995,876)	(862,784)
Net increase (decrease)	(37,369)	73,786	$ (307,717)	$ 696,574
Class B
Shares sold	2,520	9,372	$ 21,721	$ 87,632
Reinvestment of distributions	430	285	3,432	2,673
Shares redeemed	(17,241)	(36,653)	(147,235)	(325,442)
Net increase (decrease)	(14,291)	(26,996)	$ (122,082)	$ (235,137)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	337,293	438,284	$ 2,767,333	$ 4,066,195
Reinvestment of distributions	7,082	4,100	56,016	37,820
Shares redeemed	(250,062)	(213,656)	(2,064,165)	(1,892,778)
Net increase (decrease)	94,313	228,728	$ 759,184	$ 2,211,237
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	3,688,393	7,381,313	$ 31,635,971	$ 68,910,601
Reinvestment of distributions	276,215	187,137	2,198,675	1,730,170
Shares redeemed	(4,854,267)	(9,520,946)	(40,803,317)	(86,802,311)
Net increase (decrease)	(889,659)	(1,952,496)	$ (6,968,671)	$ (16,161,540)
Institutional Class
Shares sold	336,442	597,666	$ 2,842,158	$ 5,560,036
Reinvestment of distributions	5,723	1,263	45,553	11,681
Shares redeemed	(272,120)	(484,423)	(2,242,112)	(4,318,317)
Net increase (decrease)	70,045	114,506	$ 645,599	$ 1,253,400

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvery oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.151	$0.074
Class T	12/10/12	12/07/12	$0.122	$0.074
Class B	12/10/12	12/07/12	$0.057	$0.074
Class C	12/10/12	12/07/12	$0.078	$0.074

Class A, T, B and C designate 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/12/11	$0.040	$0.0204
Class T	12/12/11	$0.035	$0.0204
Class B	12/12/11	$0.018	$0.0204
Class C	12/12/11	$0.024	$0.0204

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEME-UANN-1212
1.861988.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Institutional Class	6.93%	-1.78%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Institutional Class on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Institutional Class shares returned 6.93%, outperforming the 4.73% gain of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Relative to the index, an overweighting in consumer staples proved most fruitful, particularly within food and staples retailing. Our positioning in utilities also helped, as did an underweighting in materials and security selection in energy, financials and telecommunication services. Geographically, the fund was aided the most by stock selection in Kenya and out-of-benchmark holdings in Canada. Top contributors included Canada-based Africa Oil, three South African stocks - drug store chain Clicks Group, supermarket firm Shoprite Holdings and diversified financials firm FirstRand - and not owning Gold Fields and Impala Platinum Holdings, two underperforming index components located in South Africa. On the downside, an underweighting in consumer discretionary dampened relative returns, particularly in the media group. Regionally, positioning in Turkey and stock selection in Russia were negatives. Among the individual detractors were underweightings in South African media company Naspers and Russian retailer Magnit, an overweighting in South Africa's Harmony Gold Mining, an investment in Russian energy firm TNK-BP Holding and not owning Turkish bank and outperforming index component Akbank Turk Anonim Sirketi. Africa Oil and Magnit were not held by the fund at period end.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and African markets. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.59%
Actual		$ 1,000.00	$ 984.20	$ 7.93
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.06
Class T	1.88%
Actual		$ 1,000.00	$ 981.90	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,015.69	$ 9.53
Class B	2.34%
Actual		$ 1,000.00	$ 979.70	$ 11.64
HypotheticalA		$ 1,000.00	$ 1,013.37	$ 11.84
Class C	2.35%
Actual		$ 1,000.00	$ 980.70	$ 11.70
HypotheticalA		$ 1,000.00	$ 1,013.32	$ 11.89
Emerging Europe, Middle East, Africa (EMEA)	1.34%
Actual		$ 1,000.00	$ 986.50	$ 6.69
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.80
Institutional Class	1.24%
Actual		$ 1,000.00	$ 986.50	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
South Africa 42.4%
Russia 30.6%
Turkey 6.4%
United Arab Emirates 5.1%
Poland 2.6%
Kenya 2.3%
Nigeria 1.6%
Morocco 1.0%
Other* 8.0%

* Includes short-term investments and net other assets.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
South Africa 47.1%
Russia 31.2%
Turkey 5.0%
United Arab Emirates 3.5%
Kenya 2.5%
Poland 2.4%
Nigeria 1.5%
Morocco 1.0%
Qatar 0.9%
Other* 4.9%

* Includes short-term investments and net other assets.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	98.7
Bonds	0.6	0.6
Short-Term Investments and Net Other Assets (Liabilities)	3.9	0.7
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.8	7.4
Lukoil Oil Co. (Russia, Oil, Gas & Consumable Fuels)	7.6	6.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	6.8	6.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	6.4	8.0
Standard Bank Group Ltd. (South Africa, Commercial Banks)	3.7	5.0
Turkiye Garanti Bankasi A/S (Turkey, Commercial Banks)	3.3	2.4
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.2	4.2
Clicks Group Ltd. (South Africa, Food & Staples Retailing)	3.0	2.8
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	2.6	2.7
Surgutneftegaz JSC (Russia, Oil, Gas & Consumable Fuels)	2.6	2.3
	47.0
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.0	26.8
Energy	26.3	27.5
Telecommunication Services	13.4	13.5
Materials	9.7	10.8
Consumer Staples	9.5	10.5
Industrials	3.5	3.2
Consumer Discretionary	3.0	4.1
Health Care	1.6	1.3
Utilities	0.5	1.0
Information Technology	0.3	0.3

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
Bailiwick of Jersey - 0.4%
Randgold Resources Ltd.	5,200	$ 621,595
Canada - 0.4%
Silver Wheaton Corp.	13,200	531,965
Czech Republic - 0.7%
Philip Morris CR A/S	1,700	910,824
Kenya - 2.3%
Barclays Bank of Kenya Ltd.	1,820,550	337,812
British American Tobacco Kenya Ltd.	76,700	420,656
East African Breweries Ltd.	153,906	433,793
Kenya Airways Ltd.	1,754,900	256,588
Safaricom Ltd.	25,380,571	1,311,503
Uchumi Supermarket Ltd.	2,000,000	461,538
TOTAL KENYA		3,221,890
Morocco - 1.0%
Maroc Telecom SA	112,000	1,415,396
Nigeria - 1.6%
Guaranty Trust Bank PLC	5,238,796	660,437
Nigerian Breweries PLC	124,501	96,075
Skye Bank PLC	28,071,010	729,210
Zenith Bank PLC	6,364,370	730,205
TOTAL NIGERIA		2,215,927
Poland - 2.6%
Bank Polska Kasa Opieki SA	45,800	2,199,157
Eurocash SA	61,300	748,622
Kruk SA (a)	53,400	729,250
TOTAL POLAND		3,677,029
Qatar - 0.9%
Qatar National Bank SAQ	18,153	667,597
Vodafone Qatar QSC (a)	254,173	628,286
TOTAL QATAR		1,295,883
Russia - 28.0%
Gazprom OAO	1,948,900	9,009,597
Lukoil Oil Co.	5,000	303,582
Lukoil Oil Co. sponsored ADR (United Kingdom)	171,495	10,366,873
NOVATEK OAO	40,000	434,273
NOVATEK OAO GDR (Reg. S)	28,500	3,249,000
Rosneft Oil Co. OJSC	140,000	1,038,970
Rosneft Oil Co. OJSC GDR (Reg. S)	146,700	1,085,580
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank (Savings Bank of the Russian Federation)	3,263,700	$ 9,554,222
Sistema JSFC sponsored GDR	11,700	214,695
TNK-BP Holding	909,300	1,856,259
Uralkali OJSC	282,800	2,229,184
TOTAL RUSSIA		39,342,235
South Africa - 42.4%
Adcock Ingram Holdings Ltd.	62,000	414,017
AngloGold Ashanti Ltd.	86,100	2,908,917
Aspen Pharmacare Holdings Ltd.	74,300	1,353,924
Cashbuild Ltd.	60,100	1,039,299
Clicks Group Ltd.	609,706	4,203,632
DRDGOLD Ltd.	1,483,914	1,040,544
FirstRand Ltd.	1,370,500	4,549,023
Harmony Gold Mining Co. Ltd.	435,600	3,568,840
Holdsport Ltd.	80,000	415,194
Kagiso Media Ltd.	123,000	283,716
Massmart Holdings Ltd.	81,300	1,635,255
MTN Group Ltd.	610,950	11,016,002
Nampak Ltd.	689,600	2,298,494
Naspers Ltd. Class N	39,600	2,570,884
Omnia Holdings Ltd.	26,000	384,873
Pinnacle Technology Holdings Ltd.	218,800	432,773
Pioneer Foods Ltd.	172,000	1,100,956
Rand Merchant Insurance Holdings Ltd.	120,900	315,265
Raubex Group Ltd.	1,475,600	2,808,025
RMB Holdings Ltd.	286,500	1,256,937
Sanlam Ltd.	381,900	1,705,868
Sasol Ltd.	77,900	3,318,546
Shoprite Holdings Ltd.	111,100	2,284,619
Standard Bank Group Ltd.	419,763	5,185,403
Vodacom Group Ltd.	239,600	3,020,336
Wilson Bayly Holmes-Ovcon Ltd.	27,700	453,965
TOTAL SOUTH AFRICA		59,565,307
Turkey - 6.4%
Aygaz A/S	159,000	732,686
Koc Holding A/S	143,850	675,714
Turk Telekomunikasyon A/S	324,100	1,265,662
Turkiye Garanti Bankasi A/S	984,000	4,699,046
Turkiye Petrol Rafinerile A/S	68,000	1,661,590
TOTAL TURKEY		9,034,698
Common Stocks - continued
	Shares	Value
United Arab Emirates - 5.1%
Agthia Group PJSC	734,869	$ 390,143
Aldar Properties PJSC (a)	1,587,210	587,696
Dubai Financial Market PJSC (a)	5,815,429	1,599,124
Emaar Properties (a)	330,000	324,340
Emirates NBD Bank PJSC	396,999	311,287
First Gulf Bank PJSC	1,093,458	3,110,982
National Bank of Abu Dhabi PJSC (a)	156,000	420,474
NMC Health PLC	160,300	468,218
TOTAL UNITED ARAB EMIRATES		7,212,264
United Kingdom - 0.7%
Tullow Oil PLC	40,500	917,611
Zambia - 0.4%
Zambeef Products PLC	997,525	509,548
TOTAL COMMON STOCKS (Cost $128,358,203)		130,472,172
Nonconvertible Preferred Stocks - 2.6%

Russia - 2.6%
Surgutneftegaz JSC (Cost $3,238,242)	5,826,700	3,608,911
Nonconvertible Bonds - 0.3%
		Principal Amount
Multi-National - 0.3%
International Bank for Reconstruction & Development 8.2% 12/12/12 (Cost $510,799)	NGN	80,000,000	501,719
Government Obligations - 0.3%

Ghana - 0.3%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	495,198
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $4,780,137)	4,780,137	$ 4,780,137
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $137,559,709)		139,858,137
NET OTHER ASSETS (LIABILITIES) - 0.5%		649,226
NET ASSETS - 100%		$ 140,507,363
Currency Abbreviations
GHS	-	Ghana Cedi
NGN	-	Nigerian naira
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,816
Fidelity Securities Lending Cash Central Fund	2,270
Total	$ 4,086
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,309,093	$ 4,309,093	$ -	$ -
Consumer Staples	13,195,661	13,195,661	-	-
Energy	36,850,792	33,532,246	3,318,546	-
Financials	38,944,085	38,944,085	-	-
Health Care	2,236,159	2,236,159	-	-
Industrials	4,923,542	4,923,542	-	-
Information Technology	432,773	432,773	-	-
Materials	13,584,412	6,485,060	7,099,352	-
Telecommunication Services	18,871,880	18,871,880	-	-
Utilities	732,686	732,686	-	-
Corporate Bonds	501,719	-	501,719	-
Government Obligations	495,198	-	495,198	-
Money Market Funds	4,780,137	4,780,137	-	-
Total Investments in Securities:	$ 139,858,137	$ 128,443,322	$ 11,414,815	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $132,779,572)	$ 135,078,000
Fidelity Central Funds (cost $4,780,137)	4,780,137
Total Investments (cost $137,559,709)		$ 139,858,137
Foreign currency held at value (cost $4)		4
Receivable for investments sold		932,927
Receivable for fund shares sold		236,104
Dividends receivable		137,560
Interest receivable		46,891
Distributions receivable from Fidelity Central Funds		384
Other receivables		20,009
Total assets		141,232,016

Liabilities
Payable to custodian bank	$ 173,955
Payable for investments purchased	203,317
Payable for fund shares redeemed	116,731
Accrued management fee	94,834
Distribution and service plan fees payable	10,112
Other affiliated payables	40,250
Other payables and accrued expenses	85,454
Total liabilities		724,653

Net Assets		$ 140,507,363
Net Assets consist of:
Paid in capital		$ 137,298,110
Undistributed net investment income		2,631,143
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,720,590)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,298,700
Net Assets		$ 140,507,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,933,695 ÷ 1,025,317 shares)	$ 8.71

Maximum offering price per share (100/94.25 of $8.71)	$ 9.24
Class T: Net Asset Value and redemption price per share ($3,335,630 ÷ 384,126 shares)	$ 8.68

Maximum offering price per share (100/96.50 of $8.68)	$ 8.99
Class B: Net Asset Value and offering price per share ($441,311 ÷ 50,760 shares)A	$ 8.69

Class C: Net Asset Value and offering price per share ($7,769,597 ÷ 901,585 shares)A	$ 8.62

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($111,441,166 ÷ 12,742,737 shares)	$ 8.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,585,964 ÷ 981,532 shares)	$ 8.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 5,662,084
Interest		119,997
Income from Fidelity Central Funds		4,086
Income before foreign taxes withheld		5,786,167
Less foreign taxes withheld		(570,242)
Total income		5,215,925

Expenses
Management fee	$ 1,144,017
Transfer agent fees	410,177
Distribution and service plan fees	121,246
Accounting and security lending fees	73,383
Custodian fees and expenses	162,444
Independent trustees' compensation	932
Registration fees	80,566
Audit	61,768
Legal	700
Miscellaneous	1,543
Total expenses before reductions	2,056,776
Expense reductions	(39,356)	2,017,420
Net investment income (loss)		3,198,505
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,659,509
Foreign currency transactions	(146,089)
Total net realized gain (loss)		10,513,420
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,473,687)
Assets and liabilities in foreign currencies	2,731
Total change in net unrealized appreciation (depreciation)		(5,470,956)
Net gain (loss)		5,042,464
Net increase (decrease) in net assets resulting from operations		$ 8,240,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,198,505	$ 3,341,999
Net realized gain (loss)	10,513,420	3,427,666
Change in net unrealized appreciation (depreciation)	(5,470,956)	(17,523,712)
Net increase (decrease) in net assets resulting from operations	8,240,969	(10,754,047)
Distributions to shareholders from net investment income	(2,782,952)	(1,835,361)
Distributions to shareholders from net realized gain	-	(302,617)
Total distributions	(2,782,952)	(2,137,978)
Share transactions - net increase (decrease)	(7,689,254)	(11,096,734)
Redemption fees	36,290	119,309
Total increase (decrease) in net assets	(2,194,947)	(23,869,450)

Net Assets
Beginning of period	142,702,310	166,571,760
End of period (including undistributed net investment income of $2,631,143 and undistributed net investment income of $2,747,743, respectively)	$ 140,507,363	$ 142,702,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 8.97	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.16 H	.07	.05	.04
Net realized and unrealized gain (loss)	.34	(.70)	1.70	2.48	(5.31)
Total from investment operations	.52	(.54)	1.77	2.53	(5.27)
Distributions from net investment income	(.15)	(.08)	(.04)	(.03)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.15)	(.10)	(.07) L	(.03)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.71	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Total Return B, C, D	6.38%	(6.05)%	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.62%	1.60%	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.62%	1.56%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.60%	1.51%	1.38%	1.39%	1.23% A
Net investment income (loss)	2.09%	1.70% H	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,934	$ 10,260	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 8.96	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.13 H	.06	.04	.04
Net realized and unrealized gain (loss)	.35	(.71)	1.69	2.47	(5.31)
Total from investment operations	.50	(.58)	1.75	2.51	(5.27)
Distributions from net investment income	(.13)	(.07)	(.03)	(.02)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.13)	(.08) L	(.05)	(.02)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.68	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Total Return B, C, D	6.14%	(6.42)%	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.89%	1.87%	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.89%	1.84%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.86%	1.78%	1.62%	1.64%	1.49% A
Net investment income (loss)	1.82%	1.42% H	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,336	$ 3,502	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 8.93	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.09 H	.02	.01	.02
Net realized and unrealized gain (loss)	.35	(.71)	1.68	2.48	(5.31)
Total from investment operations	.46	(.62)	1.70	2.49	(5.29)
Distributions from net investment income	(.06)	(.02)	-	-	-
Distributions from net realized gain	-	(.01)	(.01)	-	-
Total distributions	(.06)	(.03)	(.01)	-	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.69	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Total Return B, C, D	5.56%	(6.85)%	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	2.37%	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.35%	2.27%	2.12%	2.14%	1.99% A
Net investment income (loss)	1.33%	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 441	$ 539	$ 822	$ 782	$ 487
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 8.90	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.08 H	.02	.01	.02
Net realized and unrealized gain (loss)	.35	(.69)	1.67	2.48	(5.31)
Total from investment operations	.46	(.61)	1.69	2.49	(5.29)
Distributions from net investment income	(.08)	(.05)	(.01)	-	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.08)	(.06) L	(.03)	-	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.62	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Total Return B, C, D	5.68%	(6.79)%	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.37%	2.36%	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.37%	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.35%	2.27%	2.13%	2.14%	1.99% A
Net investment income (loss)	1.34%	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,770	$ 6,650	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.18 G	.09	.07	.05
Net realized and unrealized gain (loss)	.35	(.71)	1.70	2.48	(5.31)
Total from investment operations	.55	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.17)	(.09)	(.05)	(.04)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.17)	(.11)	(.08) K	(.04)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.02
Net asset value, end of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	6.81%	(5.91)%	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.37%	1.35%	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.37%	1.31%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.34%	1.25%	1.12%	1.14%	.98% A
Net investment income (loss)	2.34%	1.95% G	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,441	$ 114,117	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.21	.19 G	.09	.06	.05
Net realized and unrealized gain (loss)	.35	(.72)	1.70	2.49	(5.31)
Total from investment operations	.56	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.18)	(.09)	(.05)	(.04)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.18)	(.11)	(.08) K	(.04)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.02
Net asset value, end of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	6.93%	(5.91)%	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.28%	1.26%	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.28%	1.24%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.19%	1.13%	1.14%	.98% A
Net investment income (loss)	2.43%	2.02% G	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,586	$ 7,633	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA)and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,922,441
Gross unrealized depreciation	(15,370,673)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,551,768

Tax Cost	$ 138,306,369

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,778,819
Capital loss carryforward	$ (2,121,605)
Net unrealized appreciation (depreciation)	$ 1,552,040

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (2,121,605)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 2,782,952	$ 2,137,978

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $42,139,137 and $54,373,981, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 22,962	$ 252
Class T	.25%	.25%	17,208	64
Class B	.75%	.25%	4,896	3,697
Class C	.75%	.25%	76,180	10,823
			$ 121,246	$ 14,836

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,269
Class T	1,365
Class B*	2,582
Class C*	2,232
$ 10,448

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,199.30
Class T	10,795.31
Class B	1,463.30
Class C	22,681.30
Emerging Europe, Middle East, Africa (EMEA)	331,681.29
Institutional Class	16,358.20
	$ 410,177

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $389 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,270. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,356 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 173,376	$ 97,896
Class T	52,030	26,168
Class B	3,592	1,907
Class C	61,819	32,267
Emerging Europe, Middle East, Africa (EMEA)	2,310,485	1,585,636
Institutional Class	181,650	91,487
Total	$ 2,782,952	$ 1,835,361
From net realized gain
Class A	$ -	$ 18,012
Class T	-	5,690
Class B	-	902
Class C	-	9,924
Emerging Europe, Middle East, Africa (EMEA)	-	253,422
Institutional Class	-	14,667
Total	$ -	$ 302,617

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	188,687	827,297	$ 1,610,923	$ 7,697,437
Reinvestment of distributions	16,919	10,020	134,509	92,483
Shares redeemed	(411,198)	(725,856)	(3,440,999)	(6,651,188)
Net increase (decrease)	(205,592)	111,461	$ (1,695,567)	$ 1,138,732
Class T
Shares sold	75,037	164,342	$ 636,446	$ 1,527,510
Reinvestment of distributions	6,513	3,447	51,713	31,848
Shares redeemed	(118,919)	(94,003)	(995,876)	(862,784)
Net increase (decrease)	(37,369)	73,786	$ (307,717)	$ 696,574
Class B
Shares sold	2,520	9,372	$ 21,721	$ 87,632
Reinvestment of distributions	430	285	3,432	2,673
Shares redeemed	(17,241)	(36,653)	(147,235)	(325,442)
Net increase (decrease)	(14,291)	(26,996)	$ (122,082)	$ (235,137)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	337,293	438,284	$ 2,767,333	$ 4,066,195
Reinvestment of distributions	7,082	4,100	56,016	37,820
Shares redeemed	(250,062)	(213,656)	(2,064,165)	(1,892,778)
Net increase (decrease)	94,313	228,728	$ 759,184	$ 2,211,237
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	3,688,393	7,381,313	$ 31,635,971	$ 68,910,601
Reinvestment of distributions	276,215	187,137	2,198,675	1,730,170
Shares redeemed	(4,854,267)	(9,520,946)	(40,803,317)	(86,802,311)
Net increase (decrease)	(889,659)	(1,952,496)	$ (6,968,671)	$ (16,161,540)
Institutional Class
Shares sold	336,442	597,666	$ 2,842,158	$ 5,560,036
Reinvestment of distributions	5,723	1,263	45,553	11,681
Shares redeemed	(272,120)	(484,423)	(2,242,112)	(4,318,317)
Net increase (decrease)	70,045	114,506	$ 645,599	$ 1,253,400

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvery oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa, (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.188	$0.074

Institutional Class designates 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/12/2011	$0.048	$0.0204

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEMEI-UANN-1212
1.861980.104

Fidelity®

Emerging Europe,
Middle East, Africa (EMEA)

Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	6.81%	-1.81%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Retail Class shares returned 6.81%, outperforming the 4.73% gain of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Relative to the index, an overweighting in consumer staples proved most fruitful, particularly within food and staples retailing. Our positioning in utilities also helped, as did an underweighting in materials and security selection in energy, financials and telecommunication services. Geographically, the fund was aided the most by stock selection in Kenya and out-of-benchmark holdings in Canada. Top contributors included Canada-based Africa Oil, three South African stocks - drug store chain Clicks Group, supermarket firm Shoprite Holdings and diversified financials firm FirstRand - and not owning Gold Fields and Impala Platinum Holdings, two underperforming index components located in South Africa. On the downside, an underweighting in consumer discretionary dampened relative returns, particularly in the media group. Regionally, positioning in Turkey and stock selection in Russia were negatives. Among the individual detractors were underweightings in South African media company Naspers and Russian retailer Magnit, an overweighting in South Africa's Harmony Gold Mining, an investment in Russian energy firm TNK-BP Holding and not owning Turkish bank and outperforming index component Akbank Turk Anonim Sirketi. Africa Oil and Magnit were not held by the fund at period end.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and African markets. As of October 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.59%
Actual		$ 1,000.00	$ 984.20	$ 7.93
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.06
Class T	1.88%
Actual		$ 1,000.00	$ 981.90	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,015.69	$ 9.53
Class B	2.34%
Actual		$ 1,000.00	$ 979.70	$ 11.64
HypotheticalA		$ 1,000.00	$ 1,013.37	$ 11.84
Class C	2.35%
Actual		$ 1,000.00	$ 980.70	$ 11.70
HypotheticalA		$ 1,000.00	$ 1,013.32	$ 11.89
Emerging Europe, Middle East, Africa (EMEA)	1.34%
Actual		$ 1,000.00	$ 986.50	$ 6.69
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.80
Institutional Class	1.24%
Actual		$ 1,000.00	$ 986.50	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
South Africa 42.4%
Russia 30.6%
Turkey 6.4%
United Arab Emirates 5.1%
Poland 2.6%
Kenya 2.3%
Nigeria 1.6%
Morocco 1.0%
Other* 8.0%

* Includes short-term investments and net other assets.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
South Africa 47.1%
Russia 31.2%
Turkey 5.0%
United Arab Emirates 3.5%
Kenya 2.5%
Poland 2.4%
Nigeria 1.5%
Morocco 1.0%
Qatar 0.9%
Other* 4.9%

* Includes short-term investments and net other assets.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	98.7
Bonds	0.6	0.6
Short-Term Investments and Net Other Assets (Liabilities)	3.9	0.7
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.8	7.4
Lukoil Oil Co. (Russia, Oil, Gas & Consumable Fuels)	7.6	6.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	6.8	6.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	6.4	8.0
Standard Bank Group Ltd. (South Africa, Commercial Banks)	3.7	5.0
Turkiye Garanti Bankasi A/S (Turkey, Commercial Banks)	3.3	2.4
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.2	4.2
Clicks Group Ltd. (South Africa, Food & Staples Retailing)	3.0	2.8
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	2.6	2.7
Surgutneftegaz JSC (Russia, Oil, Gas & Consumable Fuels)	2.6	2.3
	47.0
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.0	26.8
Energy	26.3	27.5
Telecommunication Services	13.4	13.5
Materials	9.7	10.8
Consumer Staples	9.5	10.5
Industrials	3.5	3.2
Consumer Discretionary	3.0	4.1
Health Care	1.6	1.3
Utilities	0.5	1.0
Information Technology	0.3	0.3

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
Bailiwick of Jersey - 0.4%
Randgold Resources Ltd.	5,200	$ 621,595
Canada - 0.4%
Silver Wheaton Corp.	13,200	531,965
Czech Republic - 0.7%
Philip Morris CR A/S	1,700	910,824
Kenya - 2.3%
Barclays Bank of Kenya Ltd.	1,820,550	337,812
British American Tobacco Kenya Ltd.	76,700	420,656
East African Breweries Ltd.	153,906	433,793
Kenya Airways Ltd.	1,754,900	256,588
Safaricom Ltd.	25,380,571	1,311,503
Uchumi Supermarket Ltd.	2,000,000	461,538
TOTAL KENYA		3,221,890
Morocco - 1.0%
Maroc Telecom SA	112,000	1,415,396
Nigeria - 1.6%
Guaranty Trust Bank PLC	5,238,796	660,437
Nigerian Breweries PLC	124,501	96,075
Skye Bank PLC	28,071,010	729,210
Zenith Bank PLC	6,364,370	730,205
TOTAL NIGERIA		2,215,927
Poland - 2.6%
Bank Polska Kasa Opieki SA	45,800	2,199,157
Eurocash SA	61,300	748,622
Kruk SA (a)	53,400	729,250
TOTAL POLAND		3,677,029
Qatar - 0.9%
Qatar National Bank SAQ	18,153	667,597
Vodafone Qatar QSC (a)	254,173	628,286
TOTAL QATAR		1,295,883
Russia - 28.0%
Gazprom OAO	1,948,900	9,009,597
Lukoil Oil Co.	5,000	303,582
Lukoil Oil Co. sponsored ADR (United Kingdom)	171,495	10,366,873
NOVATEK OAO	40,000	434,273
NOVATEK OAO GDR (Reg. S)	28,500	3,249,000
Rosneft Oil Co. OJSC	140,000	1,038,970
Rosneft Oil Co. OJSC GDR (Reg. S)	146,700	1,085,580
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank (Savings Bank of the Russian Federation)	3,263,700	$ 9,554,222
Sistema JSFC sponsored GDR	11,700	214,695
TNK-BP Holding	909,300	1,856,259
Uralkali OJSC	282,800	2,229,184
TOTAL RUSSIA		39,342,235
South Africa - 42.4%
Adcock Ingram Holdings Ltd.	62,000	414,017
AngloGold Ashanti Ltd.	86,100	2,908,917
Aspen Pharmacare Holdings Ltd.	74,300	1,353,924
Cashbuild Ltd.	60,100	1,039,299
Clicks Group Ltd.	609,706	4,203,632
DRDGOLD Ltd.	1,483,914	1,040,544
FirstRand Ltd.	1,370,500	4,549,023
Harmony Gold Mining Co. Ltd.	435,600	3,568,840
Holdsport Ltd.	80,000	415,194
Kagiso Media Ltd.	123,000	283,716
Massmart Holdings Ltd.	81,300	1,635,255
MTN Group Ltd.	610,950	11,016,002
Nampak Ltd.	689,600	2,298,494
Naspers Ltd. Class N	39,600	2,570,884
Omnia Holdings Ltd.	26,000	384,873
Pinnacle Technology Holdings Ltd.	218,800	432,773
Pioneer Foods Ltd.	172,000	1,100,956
Rand Merchant Insurance Holdings Ltd.	120,900	315,265
Raubex Group Ltd.	1,475,600	2,808,025
RMB Holdings Ltd.	286,500	1,256,937
Sanlam Ltd.	381,900	1,705,868
Sasol Ltd.	77,900	3,318,546
Shoprite Holdings Ltd.	111,100	2,284,619
Standard Bank Group Ltd.	419,763	5,185,403
Vodacom Group Ltd.	239,600	3,020,336
Wilson Bayly Holmes-Ovcon Ltd.	27,700	453,965
TOTAL SOUTH AFRICA		59,565,307
Turkey - 6.4%
Aygaz A/S	159,000	732,686
Koc Holding A/S	143,850	675,714
Turk Telekomunikasyon A/S	324,100	1,265,662
Turkiye Garanti Bankasi A/S	984,000	4,699,046
Turkiye Petrol Rafinerile A/S	68,000	1,661,590
TOTAL TURKEY		9,034,698
Common Stocks - continued
	Shares	Value
United Arab Emirates - 5.1%
Agthia Group PJSC	734,869	$ 390,143
Aldar Properties PJSC (a)	1,587,210	587,696
Dubai Financial Market PJSC (a)	5,815,429	1,599,124
Emaar Properties (a)	330,000	324,340
Emirates NBD Bank PJSC	396,999	311,287
First Gulf Bank PJSC	1,093,458	3,110,982
National Bank of Abu Dhabi PJSC (a)	156,000	420,474
NMC Health PLC	160,300	468,218
TOTAL UNITED ARAB EMIRATES		7,212,264
United Kingdom - 0.7%
Tullow Oil PLC	40,500	917,611
Zambia - 0.4%
Zambeef Products PLC	997,525	509,548
TOTAL COMMON STOCKS (Cost $128,358,203)		130,472,172
Nonconvertible Preferred Stocks - 2.6%

Russia - 2.6%
Surgutneftegaz JSC (Cost $3,238,242)	5,826,700	3,608,911
Nonconvertible Bonds - 0.3%
		Principal Amount
Multi-National - 0.3%
International Bank for Reconstruction & Development 8.2% 12/12/12 (Cost $510,799)	NGN	80,000,000	501,719
Government Obligations - 0.3%

Ghana - 0.3%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	495,198
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $4,780,137)	4,780,137	$ 4,780,137
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $137,559,709)		139,858,137
NET OTHER ASSETS (LIABILITIES) - 0.5%		649,226
NET ASSETS - 100%		$ 140,507,363
Currency Abbreviations
GHS	-	Ghana Cedi
NGN	-	Nigerian naira
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,816
Fidelity Securities Lending Cash Central Fund	2,270
Total	$ 4,086
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,309,093	$ 4,309,093	$ -	$ -
Consumer Staples	13,195,661	13,195,661	-	-
Energy	36,850,792	33,532,246	3,318,546	-
Financials	38,944,085	38,944,085	-	-
Health Care	2,236,159	2,236,159	-	-
Industrials	4,923,542	4,923,542	-	-
Information Technology	432,773	432,773	-	-
Materials	13,584,412	6,485,060	7,099,352	-
Telecommunication Services	18,871,880	18,871,880	-	-
Utilities	732,686	732,686	-	-
Corporate Bonds	501,719	-	501,719	-
Government Obligations	495,198	-	495,198	-
Money Market Funds	4,780,137	4,780,137	-	-
Total Investments in Securities:	$ 139,858,137	$ 128,443,322	$ 11,414,815	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $132,779,572)	$ 135,078,000
Fidelity Central Funds (cost $4,780,137)	4,780,137
Total Investments (cost $137,559,709)		$ 139,858,137
Foreign currency held at value (cost $4)		4
Receivable for investments sold		932,927
Receivable for fund shares sold		236,104
Dividends receivable		137,560
Interest receivable		46,891
Distributions receivable from Fidelity Central Funds		384
Other receivables		20,009
Total assets		141,232,016

Liabilities
Payable to custodian bank	$ 173,955
Payable for investments purchased	203,317
Payable for fund shares redeemed	116,731
Accrued management fee	94,834
Distribution and service plan fees payable	10,112
Other affiliated payables	40,250
Other payables and accrued expenses	85,454
Total liabilities		724,653

Net Assets		$ 140,507,363
Net Assets consist of:
Paid in capital		$ 137,298,110
Undistributed net investment income		2,631,143
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,720,590)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,298,700
Net Assets		$ 140,507,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,933,695 ÷ 1,025,317 shares)	$ 8.71

Maximum offering price per share (100/94.25 of $8.71)	$ 9.24
Class T: Net Asset Value and redemption price per share ($3,335,630 ÷ 384,126 shares)	$ 8.68

Maximum offering price per share (100/96.50 of $8.68)	$ 8.99
Class B: Net Asset Value and offering price per share ($441,311 ÷ 50,760 shares)A	$ 8.69

Class C: Net Asset Value and offering price per share ($7,769,597 ÷ 901,585 shares)A	$ 8.62

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($111,441,166 ÷ 12,742,737 shares)	$ 8.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,585,964 ÷ 981,532 shares)	$ 8.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 5,662,084
Interest		119,997
Income from Fidelity Central Funds		4,086
Income before foreign taxes withheld		5,786,167
Less foreign taxes withheld		(570,242)
Total income		5,215,925

Expenses
Management fee	$ 1,144,017
Transfer agent fees	410,177
Distribution and service plan fees	121,246
Accounting and security lending fees	73,383
Custodian fees and expenses	162,444
Independent trustees' compensation	932
Registration fees	80,566
Audit	61,768
Legal	700
Miscellaneous	1,543
Total expenses before reductions	2,056,776
Expense reductions	(39,356)	2,017,420
Net investment income (loss)		3,198,505
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,659,509
Foreign currency transactions	(146,089)
Total net realized gain (loss)		10,513,420
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,473,687)
Assets and liabilities in foreign currencies	2,731
Total change in net unrealized appreciation (depreciation)		(5,470,956)
Net gain (loss)		5,042,464
Net increase (decrease) in net assets resulting from operations		$ 8,240,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,198,505	$ 3,341,999
Net realized gain (loss)	10,513,420	3,427,666
Change in net unrealized appreciation (depreciation)	(5,470,956)	(17,523,712)
Net increase (decrease) in net assets resulting from operations	8,240,969	(10,754,047)
Distributions to shareholders from net investment income	(2,782,952)	(1,835,361)
Distributions to shareholders from net realized gain	-	(302,617)
Total distributions	(2,782,952)	(2,137,978)
Share transactions - net increase (decrease)	(7,689,254)	(11,096,734)
Redemption fees	36,290	119,309
Total increase (decrease) in net assets	(2,194,947)	(23,869,450)

Net Assets
Beginning of period	142,702,310	166,571,760
End of period (including undistributed net investment income of $2,631,143 and undistributed net investment income of $2,747,743, respectively)	$ 140,507,363	$ 142,702,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 8.97	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.16 H	.07	.05	.04
Net realized and unrealized gain (loss)	.34	(.70)	1.70	2.48	(5.31)
Total from investment operations	.52	(.54)	1.77	2.53	(5.27)
Distributions from net investment income	(.15)	(.08)	(.04)	(.03)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.15)	(.10)	(.07) L	(.03)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.71	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Total Return B, C, D	6.38%	(6.05)%	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.62%	1.60%	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.62%	1.56%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.60%	1.51%	1.38%	1.39%	1.23% A
Net investment income (loss)	2.09%	1.70% H	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,934	$ 10,260	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 8.96	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.13 H	.06	.04	.04
Net realized and unrealized gain (loss)	.35	(.71)	1.69	2.47	(5.31)
Total from investment operations	.50	(.58)	1.75	2.51	(5.27)
Distributions from net investment income	(.13)	(.07)	(.03)	(.02)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.13)	(.08) L	(.05)	(.02)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.68	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Total Return B, C, D	6.14%	(6.42)%	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.89%	1.87%	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.89%	1.84%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.86%	1.78%	1.62%	1.64%	1.49% A
Net investment income (loss)	1.82%	1.42% H	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,336	$ 3,502	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 8.93	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.09 H	.02	.01	.02
Net realized and unrealized gain (loss)	.35	(.71)	1.68	2.48	(5.31)
Total from investment operations	.46	(.62)	1.70	2.49	(5.29)
Distributions from net investment income	(.06)	(.02)	-	-	-
Distributions from net realized gain	-	(.01)	(.01)	-	-
Total distributions	(.06)	(.03)	(.01)	-	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.69	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Total Return B, C, D	5.56%	(6.85)%	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	2.37%	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.35%	2.27%	2.12%	2.14%	1.99% A
Net investment income (loss)	1.33%	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 441	$ 539	$ 822	$ 782	$ 487
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 8.90	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.08 H	.02	.01	.02
Net realized and unrealized gain (loss)	.35	(.69)	1.67	2.48	(5.31)
Total from investment operations	.46	(.61)	1.69	2.49	(5.29)
Distributions from net investment income	(.08)	(.05)	(.01)	-	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.08)	(.06) L	(.03)	-	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.02
Net asset value, end of period	$ 8.62	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Total Return B, C, D	5.68%	(6.79)%	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.37%	2.36%	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.37%	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.35%	2.27%	2.13%	2.14%	1.99% A
Net investment income (loss)	1.34%	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,770	$ 6,650	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.18 G	.09	.07	.05
Net realized and unrealized gain (loss)	.35	(.71)	1.70	2.48	(5.31)
Total from investment operations	.55	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.17)	(.09)	(.05)	(.04)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.17)	(.11)	(.08) K	(.04)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.02
Net asset value, end of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	6.81%	(5.91)%	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.37%	1.35%	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.37%	1.31%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.34%	1.25%	1.12%	1.14%	.98% A
Net investment income (loss)	2.34%	1.95% G	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,441	$ 114,117	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.21	.19 G	.09	.06	.05
Net realized and unrealized gain (loss)	.35	(.72)	1.70	2.49	(5.31)
Total from investment operations	.56	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.18)	(.09)	(.05)	(.04)	-
Distributions from net realized gain	-	(.02)	(.02)	-	-
Total distributions	(.18)	(.11)	(.08) K	(.04)	-
Redemption fees added to paid in capital D	- J	.01	.01	.01	.02
Net asset value, end of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	6.93%	(5.91)%	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.28%	1.26%	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.28%	1.24%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.19%	1.13%	1.14%	.98% A
Net investment income (loss)	2.43%	2.02% G	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,586	$ 7,633	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	30%	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA)and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,922,441
Gross unrealized depreciation	(15,370,673)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,551,768

Tax Cost	$ 138,306,369

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,778,819
Capital loss carryforward	$ (2,121,605)
Net unrealized appreciation (depreciation)	$ 1,552,040

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (2,121,605)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 2,782,952	$ 2,137,978

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $42,139,137 and $54,373,981, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 22,962	$ 252
Class T	.25%	.25%	17,208	64
Class B	.75%	.25%	4,896	3,697
Class C	.75%	.25%	76,180	10,823
			$ 121,246	$ 14,836

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,269
Class T	1,365
Class B*	2,582
Class C*	2,232
$ 10,448

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,199.30
Class T	10,795.31
Class B	1,463.30
Class C	22,681.30
Emerging Europe, Middle East, Africa (EMEA)	331,681.29
Institutional Class	16,358.20
	$ 410,177

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $389 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,270. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,356 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 173,376	$ 97,896
Class T	52,030	26,168
Class B	3,592	1,907
Class C	61,819	32,267
Emerging Europe, Middle East, Africa (EMEA)	2,310,485	1,585,636
Institutional Class	181,650	91,487
Total	$ 2,782,952	$ 1,835,361
From net realized gain
Class A	$ -	$ 18,012
Class T	-	5,690
Class B	-	902
Class C	-	9,924
Emerging Europe, Middle East, Africa (EMEA)	-	253,422
Institutional Class	-	14,667
Total	$ -	$ 302,617

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	188,687	827,297	$ 1,610,923	$ 7,697,437
Reinvestment of distributions	16,919	10,020	134,509	92,483
Shares redeemed	(411,198)	(725,856)	(3,440,999)	(6,651,188)
Net increase (decrease)	(205,592)	111,461	$ (1,695,567)	$ 1,138,732
Class T
Shares sold	75,037	164,342	$ 636,446	$ 1,527,510
Reinvestment of distributions	6,513	3,447	51,713	31,848
Shares redeemed	(118,919)	(94,003)	(995,876)	(862,784)
Net increase (decrease)	(37,369)	73,786	$ (307,717)	$ 696,574
Class B
Shares sold	2,520	9,372	$ 21,721	$ 87,632
Reinvestment of distributions	430	285	3,432	2,673
Shares redeemed	(17,241)	(36,653)	(147,235)	(325,442)
Net increase (decrease)	(14,291)	(26,996)	$ (122,082)	$ (235,137)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	337,293	438,284	$ 2,767,333	$ 4,066,195
Reinvestment of distributions	7,082	4,100	56,016	37,820
Shares redeemed	(250,062)	(213,656)	(2,064,165)	(1,892,778)
Net increase (decrease)	94,313	228,728	$ 759,184	$ 2,211,237
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	3,688,393	7,381,313	$ 31,635,971	$ 68,910,601
Reinvestment of distributions	276,215	187,137	2,198,675	1,730,170
Shares redeemed	(4,854,267)	(9,520,946)	(40,803,317)	(86,802,311)
Net increase (decrease)	(889,659)	(1,952,496)	$ (6,968,671)	$ (16,161,540)
Institutional Class
Shares sold	336,442	597,666	$ 2,842,158	$ 5,560,036
Reinvestment of distributions	5,723	1,263	45,553	11,681
Shares redeemed	(272,120)	(484,423)	(2,242,112)	(4,318,317)
Net increase (decrease)	70,045	114,506	$ 645,599	$ 1,253,400
11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvery oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay on December 10, 2012, to shareholders of record at the opening of business on December 7, 2012, a distribution of $0.074 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.176 per share from net investment income:

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund designates 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/12/11	$0.046	$0.0204

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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www.fidelity.com

EME-UANN-1212
1.861971.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	2.57%	-9.01%	-3.10%
Class T (incl. 3.50% sales charge)	4.80%	-8.83%	-3.00%
Class B (incl. contingent deferred sales charge)B	3.07%	-8.94%	-2.93%
Class C (incl. contingent deferred sales charge)C	7.12%	-8.59%	-2.92%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of class total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of class total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Alex Zavratsky, Portfolio Manager of Fidelity Advisor® International Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 8.82%, 8.60%, 8.07% and 8.12%, respectively (excluding sales charges), easily outpacing the 4.64% gain of the benchmark MSCI® EAFE® Value Index. Investments in two pharmaceuticals firms - France's Sanofi and non-index Roche Holding of Switzerland - were standouts. Within this industry, I focused on companies where product patent cliffs were either behind them or were well understood so they could focus on future growth. Elsewhere, I avoided benchmark components Telefonica - Spain's telecom giant - and France Telecom, as I believed pressure on both companies' cash flow, too much debt, poor business fundamentals and unsustainable dividend yields would hamper each stock. That proved to be the right call. Similarly, I did not invest in Finnish mobile device maker Nokia. Given the strength of competitors Samsung Electronics and Apple, I believed Nokia, with its non-differentiated product, was at a technological and brand disadvantage. Individual detractors included Repsol, a Spain-based integrated oil and gas company that suffered because Argentina moved to nationalize the company's local unit. An untimely investment in Japanese electronics manufacturer Hitachi also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,057.20	$ 7.50
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,055.80	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,054.20	$ 11.36
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,054.30	$ 11.36
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
International Value	1.16%
Actual		$ 1,000.00	$ 1,060.20	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.30	$ 5.89
Institutional Class	1.13%
Actual		$ 1,000.00	$ 1,058.60	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 26.3%
Japan 17.2%
Germany 10.3%
Switzerland 9.8%
France 9.8%
Australia 8.3%
Italy 3.3%
Netherlands 2.9%
Singapore 2.5%
Other * 9.6%

* Includes short-term investments and net other assets (liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 27.4%
Japan 22.7%
Germany 10.3%
Switzerland 9.7%
Australia 7.5%
France 7.4%
Netherlands 3.5%
Italy 2.7%
Spain 1.8%
Other * 7.0%

* Includes short-term investments and net other assets (liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.0	0.9
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	4.6	5.1
Sanofi SA (France, Pharmaceuticals)	3.5	3.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0	3.8
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.0	3.5
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.6	2.1
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.5	2.3
ENI SpA (Italy, Oil, Gas & Consumable Fuels)	2.5	1.9
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.1	2.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	0.0
BNP Paribas SA (France, Commercial Banks)	1.9	1.0
	27.6
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.5	26.7
Health Care	11.9	13.2
Energy	11.1	11.8
Consumer Discretionary	8.6	9.0
Industrials	7.7	7.5
Consumer Staples	7.5	9.1
Telecommunication Services	6.8	7.0
Utilities	6.0	7.1
Materials	5.6	5.0
Information Technology	1.3	2.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 8.3%
Australia & New Zealand Banking Group Ltd.	110,422	$ 2,917,170
Commonwealth Bank of Australia	57,527	3,448,593
Origin Energy Ltd.	46,320	546,217
Sydney Airport unit	236,028	830,580
Telstra Corp. Ltd.	279,594	1,201,563
Transurban Group unit	89,247	563,269
Westfield Group unit	136,805	1,513,831
Woolworths Ltd.	17,763	542,288
TOTAL AUSTRALIA		11,563,511
Bailiwick of Jersey - 0.5%
Wolseley PLC	16,207	708,513
Belgium - 0.2%
KBC Groupe SA	12,008	281,867
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	81,000	474,500
Canada - 0.5%
Suncor Energy, Inc.	20,900	701,445
Cayman Islands - 0.4%
ENN Energy Holdings Ltd.	148,000	615,867
Finland - 0.7%
Sampo OYJ (A Shares)	33,034	1,035,316
France - 9.8%
Arkema SA	9,139	833,214
Atos Origin SA	12,769	857,483
BNP Paribas SA	51,793	2,605,373
Compagnie de St. Gobain	20,100	708,371
GDF Suez	48,080	1,103,356
Pernod Ricard SA	6,700	721,050
PPR SA	3,642	640,346
Sanofi SA	55,722	4,893,923
Schneider Electric SA	7,500	468,898
Unibail-Rodamco	3,500	788,675
TOTAL FRANCE		13,620,689
Germany - 9.0%
Allianz AG	19,369	2,401,557
BASF AG	9,769	809,487
Bayer AG	29,490	2,568,235
Daimler AG (Germany)	27,237	1,271,799
Deutsche Post AG	48,764	966,727
Common Stocks - continued
	Shares	Value
Germany - continued
Fresenius SE & Co. KGaA	7,100	$ 809,835
HeidelbergCement Finance AG	13,393	709,823
RWE AG	28,200	1,288,621
Siemens AG	16,709	1,683,582
TOTAL GERMANY		12,509,666
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	94,000	1,388,765
Hysan Development Co. Ltd.	35,000	154,676
TOTAL HONG KONG		1,543,441
Italy - 3.3%
ENI SpA	148,500	3,417,123
Fiat Industrial SpA	37,600	407,183
Saipem SpA	16,432	738,200
TOTAL ITALY		4,562,506
Japan - 17.2%
Aeon Credit Service Co. Ltd.	40,900	867,902
Air Water, Inc.	57,000	714,017
Aozora Bank Ltd.	160,000	450,958
Astellas Pharma, Inc.	33,100	1,644,012
Chubu Electric Power Co., Inc.	45,400	468,047
Credit Saison Co. Ltd.	29,800	654,383
Denso Corp.	29,700	929,729
Hitachi Ltd.	195,000	1,033,258
Honda Motor Co. Ltd.	60,900	1,830,852
INPEX Corp.	80	455,969
Itochu Corp.	74,300	743,652
Japan Retail Fund Investment Corp.	322	586,885
Japan Tobacco, Inc.	49,400	1,365,106
JSR Corp.	34,600	592,920
Mitsubishi Corp.	52,600	938,933
Mitsubishi Estate Co. Ltd.	56,000	1,107,654
Nippon Telegraph & Telephone Corp.	14,500	663,058
ORIX Corp.	7,800	801,203
Santen Pharmaceutical Co. Ltd.	16,100	704,867
Seven & i Holdings Co., Ltd.	61,300	1,890,525
Seven Bank Ltd.	237,800	679,173
Softbank Corp.	24,200	766,045
Sumitomo Mitsui Financial Group, Inc.	79,100	2,417,059
Sumitomo Realty & Development Co. Ltd.	24,000	662,608
Common Stocks - continued
	Shares	Value
Japan - continued
Toyo Suisan Kaisha Ltd.	21,000	$ 523,224
USS Co. Ltd.	4,950	520,237
TOTAL JAPAN		24,012,276
Netherlands - 2.9%
ING Groep NV (Certificaten Van Aandelen) (a)	185,100	1,647,045
Koninklijke Philips Electronics NV	44,813	1,122,389
Unilever NV (Certificaten Van Aandelen) (Bearer) (d)	33,231	1,221,393
TOTAL NETHERLANDS		3,990,827
Norway - 1.1%
Orkla ASA (A Shares)	62,718	496,129
Telenor ASA	55,400	1,089,285
TOTAL NORWAY		1,585,414
Singapore - 2.5%
Ascendas Real Estate Investment Trust	370,000	715,855
ComfortDelgro Corp. Ltd.	322,000	446,122
Singapore Telecommunications Ltd.	319,000	842,089
United Overseas Bank Ltd.	95,480	1,430,087
TOTAL SINGAPORE		3,434,153
Spain - 2.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	235,732	1,956,576
Repsol YPF SA	51,674	1,032,789
TOTAL SPAIN		2,989,365
Sweden - 1.0%
Svenska Handelsbanken AB (A Shares)	39,700	1,359,864
Switzerland - 9.8%
Nestle SA	40,121	2,546,066
Roche Holding AG (participation certificate)	21,838	4,199,706
Swisscom AG	2,015	837,113
Syngenta AG (Switzerland)	3,805	1,483,530
UBS AG (NY Shares)	170,471	2,560,474
Zurich Financial Services AG	8,244	2,031,567
TOTAL SWITZERLAND		13,658,456
United Kingdom - 26.3%
Barclays PLC	497,760	1,840,585
BHP Billiton PLC	81,621	2,616,056
BP PLC sponsored ADR	51,735	2,218,914
British American Tobacco PLC (United Kingdom)	20,547	1,019,123
Common Stocks - continued
	Shares	Value
United Kingdom - continued
British Land Co. PLC	103,823	$ 885,472
Bunzl PLC	53,625	887,008
Centrica PLC	243,703	1,274,607
Compass Group PLC	114,100	1,252,076
GlaxoSmithKline PLC sponsored ADR	35,885	1,611,237
HSBC Holdings PLC sponsored ADR	74,201	3,662,561
Imperial Tobacco Group PLC	15,487	584,816
Kingfisher PLC	141,328	660,257
Legal & General Group PLC	561,996	1,215,274
National Grid PLC	167,609	1,911,507
Next PLC	11,500	661,783
Prudential PLC	82,740	1,136,318
Reed Elsevier PLC	129,874	1,270,080
Royal Dutch Shell PLC Class A sponsored ADR	92,447	6,330,767
Scottish & Southern Energy PLC	61,534	1,437,871
Vodafone Group PLC sponsored ADR	153,508	4,178,488
TOTAL UNITED KINGDOM		36,654,800
United States of America - 0.7%
Virgin Media, Inc.	27,467	902,454
TOTAL COMMON STOCKS (Cost $135,187,370)		136,204,930
Nonconvertible Preferred Stocks - 1.3%

Germany - 1.3%
ProSiebenSat.1 Media AG	25,880	721,204
Volkswagen AG	5,327	1,101,973
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,562,166)		1,823,177
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	918,421	$ 918,421
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	752,220	752,220
TOTAL MONEY MARKET FUNDS (Cost $1,670,641)		1,670,641
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $138,420,177)		139,698,748
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(220,612)
NET ASSETS - 100%		$ 139,478,136
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 558
Fidelity Securities Lending Cash Central Fund	188,349
Total	$ 188,907
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,762,790	$ 9,931,938	$ 1,830,852	$ -
Consumer Staples	10,413,591	8,173,075	2,240,516	-
Energy	15,441,424	12,024,301	3,417,123	-
Financials	45,205,326	38,164,319	7,041,007	-
Health Care	16,431,815	11,537,892	4,893,923	-
Industrials	10,971,356	8,165,385	2,805,971	-
Information Technology	1,890,741	1,890,741	-	-
Materials	7,759,047	3,659,461	4,099,586	-
Telecommunication Services	9,577,641	8,914,583	663,058	-
Utilities	8,574,376	6,662,869	1,911,507	-
Money Market Funds	1,670,641	1,670,641	-	-
Total Investments in Securities:	$ 139,698,748	$ 110,795,205	$ 28,903,543	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 30,093,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $730,981) - See accompanying schedule: Unaffiliated issuers (cost $136,749,536)	$ 138,028,107
Fidelity Central Funds (cost $1,670,641)	1,670,641
Total Investments (cost $138,420,177)		$ 139,698,748
Cash		25,252
Receivable for investments sold		490,430
Receivable for fund shares sold		141,722
Dividends receivable		555,670
Distributions receivable from Fidelity Central Funds		1,693
Other receivables		8,173
Total assets		140,921,688

Liabilities
Payable to custodian bank	$ 1,519
Payable for investments purchased	329,190
Payable for fund shares redeemed	173,709
Accrued management fee	85,006
Distribution and service plan fees payable	4,529
Other affiliated payables	33,818
Other payables and accrued expenses	63,561
Collateral on securities loaned, at value	752,220
Total liabilities		1,443,552

Net Assets		$ 139,478,136
Net Assets consist of:
Paid in capital		$ 258,984,945
Undistributed net investment income		3,836,975
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(124,613,392)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,269,608
Net Assets		$ 139,478,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,490,817 ÷ 607,664 shares)	$ 7.39

Maximum offering price per share (100/94.25 of $7.39)	$ 7.84
Class T: Net Asset Value and redemption price per share ($2,692,907 ÷ 364,932 shares)	$ 7.38

Maximum offering price per share (100/96.50 of $7.38)	$ 7.65
Class B: Net Asset Value and offering price per share ($691,141 ÷ 93,508 shares)A	$ 7.39

Class C: Net Asset Value and offering price per share ($2,248,556 ÷ 304,873 shares)A	$ 7.38

International Value: Net Asset Value, offering price and redemption price per share ($128,983,126 ÷ 17,438,274 shares)	$ 7.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($371,589 ÷ 50,137 shares)	$ 7.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 6,445,326
Income from Fidelity Central Funds		188,907
Income before foreign taxes withheld		6,634,233
Less foreign taxes withheld		(488,192)
Total income		6,146,041

Expenses
Management fee Basic fee	$ 1,023,931
Performance adjustment	(61,752)
Transfer agent fees	355,462
Distribution and service plan fees	52,465
Accounting and security lending fees	76,123
Custodian fees and expenses	102,964
Independent trustees' compensation	963
Registration fees	72,448
Audit	63,728
Legal	772
Miscellaneous	1,645
Total expenses before reductions	1,688,749
Expense reductions	(46,878)	1,641,871
Net investment income (loss)		4,504,170
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,001,087)
Foreign currency transactions	(21,483)
Total net realized gain (loss)		(6,022,570)
Change in net unrealized appreciation (depreciation) on: Investment securities	12,847,185
Assets and liabilities in foreign currencies	(19,483)
Total change in net unrealized appreciation (depreciation)		12,827,702
Net gain (loss)		6,805,132
Net increase (decrease) in net assets resulting from operations		$ 11,309,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,504,170	$ 5,953,007
Net realized gain (loss)	(6,022,570)	(31,214,422)
Change in net unrealized appreciation (depreciation)	12,827,702	(382,882)
Net increase (decrease) in net assets resulting from operations	11,309,302	(25,644,297)
Distributions to shareholders from net investment income	(5,463,877)	(4,441,935)
Distributions to shareholders from net realized gain	-	(710,581)
Total distributions	(5,463,877)	(5,152,516)
Share transactions - net increase (decrease)	(27,953,937)	18,454,243
Redemption fees	2,109	3,151
Total increase (decrease) in net assets	(22,106,403)	(12,339,419)

Net Assets
Beginning of period	161,584,539	173,923,958
End of period (including undistributed net investment income of $3,836,975 and undistributed net investment income of $4,796,682, respectively)	$ 139,478,136	$ 161,584,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 8.22	$ 7.75	$ 5.93	$ 13.02
Income from Investment Operations
Net investment income (loss) C	.20	.22	.15	.12	.21
Net realized and unrealized gain (loss)	.39	(1.19)	.44	1.78	(6.53)
Total from investment operations	.59	(.97)	.59	1.90	(6.32)
Distributions from net investment income	(.22)	(.19)	(.11)	(.08)	(.15)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.22)	(.23) H	(.12)	(.08)	(.77)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.39	$ 7.02	$ 8.22	$ 7.75	$ 5.93
Total Return A,B	8.82%	(12.19)%	7.60%	32.71%	(51.50)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.44%	1.36%	1.40%	1.34%	1.42%
Expenses net of fee waivers, if any	1.44%	1.36%	1.40%	1.34%	1.42%
Expenses net of all reductions	1.41%	1.34%	1.38%	1.32%	1.41%
Net investment income (loss)	2.85%	2.79%	1.93%	1.86%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,491	$ 4,668	$ 4,699	$ 4,456	$ 2,854
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.73	$ 5.91	$ 12.99
Income from Investment Operations
Net investment income (loss) C	.18	.20	.13	.10	.18
Net realized and unrealized gain (loss)	.40	(1.19)	.44	1.77	(6.50)
Total from investment operations	.58	(.99)	.57	1.87	(6.32)
Distributions from net investment income	(.20)	(.17)	(.09)	(.05)	(.14)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.20)	(.21) H	(.10)	(.05)	(.76)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.91
Total Return A,B	8.60%	(12.42)%	7.32%	32.14%	(51.60)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.71%	1.63%	1.67%	1.60%	1.67%
Expenses net of fee waivers, if any	1.70%	1.62%	1.67%	1.60%	1.67%
Expenses net of all reductions	1.67%	1.60%	1.65%	1.59%	1.66%
Net investment income (loss)	2.58%	2.52%	1.65%	1.59%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,693	$ 2,468	$ 2,276	$ 2,395	$ 2,087
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.74	$ 5.88	$ 12.93
Income from Investment Operations
Net investment income (loss) C	.14	.17	.09	.07	.13
Net realized and unrealized gain (loss)	.41	(1.20)	.44	1.79	(6.48)
Total from investment operations	.55	(1.03)	.53	1.86	(6.35)
Distributions from net investment income	(.16)	(.13)	(.06)	-	(.08)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.16)	(.17) H	(.07)	-	(.70)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.39	$ 7.00	$ 8.20	$ 7.74	$ 5.88
Total Return A,B	8.07%	(12.88)%	6.82%	31.63%	(51.85)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.11%	2.15%	2.08%	2.18%
Expenses net of fee waivers, if any	2.19%	2.11%	2.15%	2.08%	2.18%
Expenses net of all reductions	2.16%	2.09%	2.13%	2.07%	2.17%
Net investment income (loss)	2.09%	2.04%	1.18%	1.11%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 691	$ 901	$ 1,216	$ 1,076	$ 931
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.73	$ 5.88	$ 12.92
Income from Investment Operations
Net investment income (loss) C	.14	.16	.09	.07	.13
Net realized and unrealized gain (loss)	.41	(1.19)	.44	1.78	(6.47)
Total from investment operations	.55	(1.03)	.53	1.85	(6.34)
Distributions from net investment income	(.17)	(.14)	(.05)	-	(.08)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.17)	(.17)	(.06)	-	(.70)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.88
Total Return A,B	8.12%	(12.84)%	6.84%	31.46%	(51.80)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.12%	2.15%	2.08%	2.17%
Expenses net of fee waivers, if any	2.19%	2.11%	2.15%	2.08%	2.17%
Expenses net of all reductions	2.16%	2.09%	2.13%	2.06%	2.16%
Net investment income (loss)	2.09%	2.04%	1.18%	1.12%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,249	$ 2,108	$ 2,123	$ 2,108	$ 1,784
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.03	$ 8.23	$ 7.75	$ 5.95	$ 13.06
Income from Investment Operations
Net investment income (loss) B	.22	.25	.17	.13	.24
Net realized and unrealized gain (loss)	.40	(1.20)	.44	1.78	(6.54)
Total from investment operations	.62	(.95)	.61	1.91	(6.30)
Distributions from net investment income	(.25)	(.22)	(.13)	(.11)	(.19)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.25)	(.25)	(.13) G	(.11)	(.81)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.40	$ 7.03	$ 8.23	$ 7.75	$ 5.95
Total Return A	9.19%	(11.91)%	7.95%	33.09%	(51.34)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.13%	1.04%	1.09%	1.07%	1.10%
Expenses net of fee waivers, if any	1.13%	1.03%	1.09%	1.07%	1.10%
Expenses net of all reductions	1.10%	1.01%	1.08%	1.06%	1.09%
Net investment income (loss)	3.16%	3.11%	2.23%	2.12%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,983	$ 150,967	$ 163,090	$ 180,447	$ 160,777
Portfolio turnover rate D	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.04	$ 8.24	$ 7.76	$ 5.96	$ 13.07
Income from Investment Operations
Net investment income (loss) B	.22	.25	.18	.14	.25
Net realized and unrealized gain (loss)	.40	(1.19)	.44	1.78	(6.54)
Total from investment operations	.62	(.94)	.62	1.92	(6.29)
Distributions from net investment income	(.25)	(.22)	(.14)	(.12)	(.20)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.25)	(.26) H	(.14) G	(.12)	(.82)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.41	$ 7.04	$ 8.24	$ 7.76	$ 5.96
Total Return A	9.22%	(11.83)%	8.05%	33.06%	(51.27)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.10%	.98%	.98%	.93%	1.02%
Expenses net of fee waivers, if any	1.10%	.98%	.98%	.93%	1.02%
Expenses net of all reductions	1.07%	.96%	.97%	.92%	1.01%
Net investment income (loss)	3.18%	3.17%	2.34%	2.26%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 372	$ 473	$ 519	$ 814	$ 1,052
Portfolio turnover rate D	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity® International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,923,750
Gross unrealized depreciation	(12,677,916)
Net unrealized appreciation (depreciation) on securities and other investments	$ (754,166)

Tax Cost	$ 140,452,914

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,576,774
Capital loss carryforward	$ (123,320,454)
Net unrealized appreciation (depreciation)	$ (763,129)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (17,089,067)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	(117,406,155)
No expiration
Long-term	(5,914,299)
Total capital loss carryforward	$ (123,320,454)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 5,463,877	$ 5,152,516

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $107,516,996 and $136,721,066, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,016	$ 291
Class T	.25%	.25%	12,196	22
Class B	.75%	.25%	8,001	6,009
Class C	.75%	.25%	21,252	5,108
			$ 52,465	$ 11,430

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,851
Class T	589
Class B*	4,309
Class C*	943
$ 7,692

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,342.30
Class T	7,912.32
Class B	2,419.30
Class C	6,455.30
International Value	324,523.24
Institutional Class	811.21
	$ 355,462

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $129 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $405 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $188,349, including $5 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.70%	$ 243

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,635 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 143,989	$ 109,917
Class T	67,838	48,265
Class B	19,758	18,831
Class C	50,970	34,950
International Value	5,163,324	4,218,039
Institutional Class	17,998	11,933
Total	$ 5,463,877	$ 4,441,935
From net realized gain
Class A	$ -	$ 19,461
Class T	-	9,435
Class B	-	4,893
Class C	-	8,796
International Value	-	666,153
Institutional Class	-	1,843
Total	$ -	$ 710,581

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	186,877	297,051	$ 1,294,428	$ 2,472,449
Reinvestment of distributions	19,578	14,168	128,823	113,424
Shares redeemed	(263,913)	(217,894)	(1,814,670)	(1,776,674)
Net increase (decrease)	(57,458)	93,325	$ (391,419)	$ 809,199
Class T
Shares sold	87,833	184,684	$ 599,355	$ 1,564,957
Reinvestment of distributions	10,069	7,104	66,355	56,884
Shares redeemed	(85,446)	(116,856)	(585,214)	(949,653)
Net increase (decrease)	12,456	74,932	$ 80,496	$ 672,188
Class B
Shares sold	2,850	10,615	$ 19,157	$ 84,177
Reinvestment of distributions	2,474	2,474	16,400	19,918
Shares redeemed	(40,532)	(32,689)	(279,913)	(270,345)
Net increase (decrease)	(35,208)	(19,600)	$ (244,356)	$ (166,250)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	72,761	94,118	$ 498,768	$ 764,274
Reinvestment of distributions	6,699	4,468	44,283	35,965
Shares redeemed	(75,717)	(56,323)	(522,498)	(453,389)
Net increase (decrease)	3,743	42,263	$ 20,553	$ 346,850
International Value
Shares sold	2,278,492	9,000,450	$ 15,694,819	$ 76,813,955
Reinvestment of distributions	762,294	587,427	5,008,269	4,695,920
Shares redeemed	(7,089,505)	(7,927,908)	(48,008,194)	(64,758,392)
Net increase (decrease)	(4,048,719)	1,659,969	$ (27,305,106)	$ 16,751,483
Institutional Class
Shares sold	18,483	19,868	$ 132,098	$ 168,608
Reinvestment of distributions	1,234	395	8,117	3,160
Shares redeemed	(36,776)	(16,071)	(254,320)	(130,995)
Net increase (decrease)	(17,059)	4,192	$ (114,105)	$ 40,773

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were owners of record of approximately 21% and 16%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by FMR or its affiliates were owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.201	$0.042
Class T	12/10/12	12/07/12	$0.185	$0.042
Class B	12/10/12	12/07/12	$0.129	$0.042
Class C	12/10/12	12/07/12	$0.152	$0.042

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 2011
Class A	86%
Class T	96%
Class B	100%
Class C	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/11	$0.199	$0.0133
Class T	12/05/11	$0.179	$0.0133
Class B	12/05/11	$0.144	$0.0133
Class C	12/05/11	$0.154	$0.0133

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board noted that there was a portfolio management change for the fund in September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIV-UANN-1212
1.827496.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional Class	9.22%	-7.57%	-1.84%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Alex Zavratsky, Portfolio Manager of Fidelity Advisor® International Value Fund: For the year, the fund's Institutional Class shares rose 9.22%, easily outpacing the 4.64% gain of the benchmark MSCI® EAFE® Value Index. Investments in two pharmaceuticals firms - France's Sanofi and non-index Roche Holding of Switzerland - were standouts. Within this industry, I focused on companies where product patent cliffs were either behind them or were well understood so they could focus on future growth. Elsewhere, I avoided benchmark components Telefonica - Spain's telecom giant - and France Telecom, as I believed pressure on both companies' cash flow, too much debt, poor business fundamentals and unsustainable dividend yields would hamper each stock. That proved to be the right call. Similarly, I did not invest in Finnish mobile device maker Nokia. Given the strength of competitors Samsung Electronics and Apple, I believed Nokia, with its non-differentiated product, was at a technological and brand disadvantage. Individual detractors included Repsol, a Spain-based integrated oil and gas company that suffered because Argentina moved to nationalize the company's local unit. An untimely investment in Japanese electronics manufacturer Hitachi also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,057.20	$ 7.50
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,055.80	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,054.20	$ 11.36
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,054.30	$ 11.36
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
International Value	1.16%
Actual		$ 1,000.00	$ 1,060.20	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.30	$ 5.89
Institutional Class	1.13%
Actual		$ 1,000.00	$ 1,058.60	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 26.3%
Japan 17.2%
Germany 10.3%
Switzerland 9.8%
France 9.8%
Australia 8.3%
Italy 3.3%
Netherlands 2.9%
Singapore 2.5%
Other * 9.6%

* Includes short-term investments and net other assets (liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 27.4%
Japan 22.7%
Germany 10.3%
Switzerland 9.7%
Australia 7.5%
France 7.4%
Netherlands 3.5%
Italy 2.7%
Spain 1.8%
Other * 7.0%

* Includes short-term investments and net other assets (liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.0	0.9
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	4.6	5.1
Sanofi SA (France, Pharmaceuticals)	3.5	3.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0	3.8
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.0	3.5
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.6	2.1
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.5	2.3
ENI SpA (Italy, Oil, Gas & Consumable Fuels)	2.5	1.9
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.1	2.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	0.0
BNP Paribas SA (France, Commercial Banks)	1.9	1.0
	27.6
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.5	26.7
Health Care	11.9	13.2
Energy	11.1	11.8
Consumer Discretionary	8.6	9.0
Industrials	7.7	7.5
Consumer Staples	7.5	9.1
Telecommunication Services	6.8	7.0
Utilities	6.0	7.1
Materials	5.6	5.0
Information Technology	1.3	2.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 8.3%
Australia & New Zealand Banking Group Ltd.	110,422	$ 2,917,170
Commonwealth Bank of Australia	57,527	3,448,593
Origin Energy Ltd.	46,320	546,217
Sydney Airport unit	236,028	830,580
Telstra Corp. Ltd.	279,594	1,201,563
Transurban Group unit	89,247	563,269
Westfield Group unit	136,805	1,513,831
Woolworths Ltd.	17,763	542,288
TOTAL AUSTRALIA		11,563,511
Bailiwick of Jersey - 0.5%
Wolseley PLC	16,207	708,513
Belgium - 0.2%
KBC Groupe SA	12,008	281,867
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	81,000	474,500
Canada - 0.5%
Suncor Energy, Inc.	20,900	701,445
Cayman Islands - 0.4%
ENN Energy Holdings Ltd.	148,000	615,867
Finland - 0.7%
Sampo OYJ (A Shares)	33,034	1,035,316
France - 9.8%
Arkema SA	9,139	833,214
Atos Origin SA	12,769	857,483
BNP Paribas SA	51,793	2,605,373
Compagnie de St. Gobain	20,100	708,371
GDF Suez	48,080	1,103,356
Pernod Ricard SA	6,700	721,050
PPR SA	3,642	640,346
Sanofi SA	55,722	4,893,923
Schneider Electric SA	7,500	468,898
Unibail-Rodamco	3,500	788,675
TOTAL FRANCE		13,620,689
Germany - 9.0%
Allianz AG	19,369	2,401,557
BASF AG	9,769	809,487
Bayer AG	29,490	2,568,235
Daimler AG (Germany)	27,237	1,271,799
Deutsche Post AG	48,764	966,727
Common Stocks - continued
	Shares	Value
Germany - continued
Fresenius SE & Co. KGaA	7,100	$ 809,835
HeidelbergCement Finance AG	13,393	709,823
RWE AG	28,200	1,288,621
Siemens AG	16,709	1,683,582
TOTAL GERMANY		12,509,666
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	94,000	1,388,765
Hysan Development Co. Ltd.	35,000	154,676
TOTAL HONG KONG		1,543,441
Italy - 3.3%
ENI SpA	148,500	3,417,123
Fiat Industrial SpA	37,600	407,183
Saipem SpA	16,432	738,200
TOTAL ITALY		4,562,506
Japan - 17.2%
Aeon Credit Service Co. Ltd.	40,900	867,902
Air Water, Inc.	57,000	714,017
Aozora Bank Ltd.	160,000	450,958
Astellas Pharma, Inc.	33,100	1,644,012
Chubu Electric Power Co., Inc.	45,400	468,047
Credit Saison Co. Ltd.	29,800	654,383
Denso Corp.	29,700	929,729
Hitachi Ltd.	195,000	1,033,258
Honda Motor Co. Ltd.	60,900	1,830,852
INPEX Corp.	80	455,969
Itochu Corp.	74,300	743,652
Japan Retail Fund Investment Corp.	322	586,885
Japan Tobacco, Inc.	49,400	1,365,106
JSR Corp.	34,600	592,920
Mitsubishi Corp.	52,600	938,933
Mitsubishi Estate Co. Ltd.	56,000	1,107,654
Nippon Telegraph & Telephone Corp.	14,500	663,058
ORIX Corp.	7,800	801,203
Santen Pharmaceutical Co. Ltd.	16,100	704,867
Seven & i Holdings Co., Ltd.	61,300	1,890,525
Seven Bank Ltd.	237,800	679,173
Softbank Corp.	24,200	766,045
Sumitomo Mitsui Financial Group, Inc.	79,100	2,417,059
Sumitomo Realty & Development Co. Ltd.	24,000	662,608
Common Stocks - continued
	Shares	Value
Japan - continued
Toyo Suisan Kaisha Ltd.	21,000	$ 523,224
USS Co. Ltd.	4,950	520,237
TOTAL JAPAN		24,012,276
Netherlands - 2.9%
ING Groep NV (Certificaten Van Aandelen) (a)	185,100	1,647,045
Koninklijke Philips Electronics NV	44,813	1,122,389
Unilever NV (Certificaten Van Aandelen) (Bearer) (d)	33,231	1,221,393
TOTAL NETHERLANDS		3,990,827
Norway - 1.1%
Orkla ASA (A Shares)	62,718	496,129
Telenor ASA	55,400	1,089,285
TOTAL NORWAY		1,585,414
Singapore - 2.5%
Ascendas Real Estate Investment Trust	370,000	715,855
ComfortDelgro Corp. Ltd.	322,000	446,122
Singapore Telecommunications Ltd.	319,000	842,089
United Overseas Bank Ltd.	95,480	1,430,087
TOTAL SINGAPORE		3,434,153
Spain - 2.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	235,732	1,956,576
Repsol YPF SA	51,674	1,032,789
TOTAL SPAIN		2,989,365
Sweden - 1.0%
Svenska Handelsbanken AB (A Shares)	39,700	1,359,864
Switzerland - 9.8%
Nestle SA	40,121	2,546,066
Roche Holding AG (participation certificate)	21,838	4,199,706
Swisscom AG	2,015	837,113
Syngenta AG (Switzerland)	3,805	1,483,530
UBS AG (NY Shares)	170,471	2,560,474
Zurich Financial Services AG	8,244	2,031,567
TOTAL SWITZERLAND		13,658,456
United Kingdom - 26.3%
Barclays PLC	497,760	1,840,585
BHP Billiton PLC	81,621	2,616,056
BP PLC sponsored ADR	51,735	2,218,914
British American Tobacco PLC (United Kingdom)	20,547	1,019,123
Common Stocks - continued
	Shares	Value
United Kingdom - continued
British Land Co. PLC	103,823	$ 885,472
Bunzl PLC	53,625	887,008
Centrica PLC	243,703	1,274,607
Compass Group PLC	114,100	1,252,076
GlaxoSmithKline PLC sponsored ADR	35,885	1,611,237
HSBC Holdings PLC sponsored ADR	74,201	3,662,561
Imperial Tobacco Group PLC	15,487	584,816
Kingfisher PLC	141,328	660,257
Legal & General Group PLC	561,996	1,215,274
National Grid PLC	167,609	1,911,507
Next PLC	11,500	661,783
Prudential PLC	82,740	1,136,318
Reed Elsevier PLC	129,874	1,270,080
Royal Dutch Shell PLC Class A sponsored ADR	92,447	6,330,767
Scottish & Southern Energy PLC	61,534	1,437,871
Vodafone Group PLC sponsored ADR	153,508	4,178,488
TOTAL UNITED KINGDOM		36,654,800
United States of America - 0.7%
Virgin Media, Inc.	27,467	902,454
TOTAL COMMON STOCKS (Cost $135,187,370)		136,204,930
Nonconvertible Preferred Stocks - 1.3%

Germany - 1.3%
ProSiebenSat.1 Media AG	25,880	721,204
Volkswagen AG	5,327	1,101,973
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,562,166)		1,823,177
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	918,421	$ 918,421
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	752,220	752,220
TOTAL MONEY MARKET FUNDS (Cost $1,670,641)		1,670,641
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $138,420,177)		139,698,748
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(220,612)
NET ASSETS - 100%		$ 139,478,136
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 558
Fidelity Securities Lending Cash Central Fund	188,349
Total	$ 188,907
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,762,790	$ 9,931,938	$ 1,830,852	$ -
Consumer Staples	10,413,591	8,173,075	2,240,516	-
Energy	15,441,424	12,024,301	3,417,123	-
Financials	45,205,326	38,164,319	7,041,007	-
Health Care	16,431,815	11,537,892	4,893,923	-
Industrials	10,971,356	8,165,385	2,805,971	-
Information Technology	1,890,741	1,890,741	-	-
Materials	7,759,047	3,659,461	4,099,586	-
Telecommunication Services	9,577,641	8,914,583	663,058	-
Utilities	8,574,376	6,662,869	1,911,507	-
Money Market Funds	1,670,641	1,670,641	-	-
Total Investments in Securities:	$ 139,698,748	$ 110,795,205	$ 28,903,543	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 30,093,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $730,981) - See accompanying schedule: Unaffiliated issuers (cost $136,749,536)	$ 138,028,107
Fidelity Central Funds (cost $1,670,641)	1,670,641
Total Investments (cost $138,420,177)		$ 139,698,748
Cash		25,252
Receivable for investments sold		490,430
Receivable for fund shares sold		141,722
Dividends receivable		555,670
Distributions receivable from Fidelity Central Funds		1,693
Other receivables		8,173
Total assets		140,921,688

Liabilities
Payable to custodian bank	$ 1,519
Payable for investments purchased	329,190
Payable for fund shares redeemed	173,709
Accrued management fee	85,006
Distribution and service plan fees payable	4,529
Other affiliated payables	33,818
Other payables and accrued expenses	63,561
Collateral on securities loaned, at value	752,220
Total liabilities		1,443,552

Net Assets		$ 139,478,136
Net Assets consist of:
Paid in capital		$ 258,984,945
Undistributed net investment income		3,836,975
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(124,613,392)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,269,608
Net Assets		$ 139,478,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,490,817 ÷ 607,664 shares)	$ 7.39

Maximum offering price per share (100/94.25 of $7.39)	$ 7.84
Class T: Net Asset Value and redemption price per share ($2,692,907 ÷ 364,932 shares)	$ 7.38

Maximum offering price per share (100/96.50 of $7.38)	$ 7.65
Class B: Net Asset Value and offering price per share ($691,141 ÷ 93,508 shares)A	$ 7.39

Class C: Net Asset Value and offering price per share ($2,248,556 ÷ 304,873 shares)A	$ 7.38

International Value: Net Asset Value, offering price and redemption price per share ($128,983,126 ÷ 17,438,274 shares)	$ 7.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($371,589 ÷ 50,137 shares)	$ 7.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 6,445,326
Income from Fidelity Central Funds		188,907
Income before foreign taxes withheld		6,634,233
Less foreign taxes withheld		(488,192)
Total income		6,146,041

Expenses
Management fee Basic fee	$ 1,023,931
Performance adjustment	(61,752)
Transfer agent fees	355,462
Distribution and service plan fees	52,465
Accounting and security lending fees	76,123
Custodian fees and expenses	102,964
Independent trustees' compensation	963
Registration fees	72,448
Audit	63,728
Legal	772
Miscellaneous	1,645
Total expenses before reductions	1,688,749
Expense reductions	(46,878)	1,641,871
Net investment income (loss)		4,504,170
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,001,087)
Foreign currency transactions	(21,483)
Total net realized gain (loss)		(6,022,570)
Change in net unrealized appreciation (depreciation) on: Investment securities	12,847,185
Assets and liabilities in foreign currencies	(19,483)
Total change in net unrealized appreciation (depreciation)		12,827,702
Net gain (loss)		6,805,132
Net increase (decrease) in net assets resulting from operations		$ 11,309,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,504,170	$ 5,953,007
Net realized gain (loss)	(6,022,570)	(31,214,422)
Change in net unrealized appreciation (depreciation)	12,827,702	(382,882)
Net increase (decrease) in net assets resulting from operations	11,309,302	(25,644,297)
Distributions to shareholders from net investment income	(5,463,877)	(4,441,935)
Distributions to shareholders from net realized gain	-	(710,581)
Total distributions	(5,463,877)	(5,152,516)
Share transactions - net increase (decrease)	(27,953,937)	18,454,243
Redemption fees	2,109	3,151
Total increase (decrease) in net assets	(22,106,403)	(12,339,419)

Net Assets
Beginning of period	161,584,539	173,923,958
End of period (including undistributed net investment income of $3,836,975 and undistributed net investment income of $4,796,682, respectively)	$ 139,478,136	$ 161,584,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 8.22	$ 7.75	$ 5.93	$ 13.02
Income from Investment Operations
Net investment income (loss) C	.20	.22	.15	.12	.21
Net realized and unrealized gain (loss)	.39	(1.19)	.44	1.78	(6.53)
Total from investment operations	.59	(.97)	.59	1.90	(6.32)
Distributions from net investment income	(.22)	(.19)	(.11)	(.08)	(.15)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.22)	(.23) H	(.12)	(.08)	(.77)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.39	$ 7.02	$ 8.22	$ 7.75	$ 5.93
Total Return A,B	8.82%	(12.19)%	7.60%	32.71%	(51.50)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.44%	1.36%	1.40%	1.34%	1.42%
Expenses net of fee waivers, if any	1.44%	1.36%	1.40%	1.34%	1.42%
Expenses net of all reductions	1.41%	1.34%	1.38%	1.32%	1.41%
Net investment income (loss)	2.85%	2.79%	1.93%	1.86%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,491	$ 4,668	$ 4,699	$ 4,456	$ 2,854
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.73	$ 5.91	$ 12.99
Income from Investment Operations
Net investment income (loss) C	.18	.20	.13	.10	.18
Net realized and unrealized gain (loss)	.40	(1.19)	.44	1.77	(6.50)
Total from investment operations	.58	(.99)	.57	1.87	(6.32)
Distributions from net investment income	(.20)	(.17)	(.09)	(.05)	(.14)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.20)	(.21) H	(.10)	(.05)	(.76)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.91
Total Return A,B	8.60%	(12.42)%	7.32%	32.14%	(51.60)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.71%	1.63%	1.67%	1.60%	1.67%
Expenses net of fee waivers, if any	1.70%	1.62%	1.67%	1.60%	1.67%
Expenses net of all reductions	1.67%	1.60%	1.65%	1.59%	1.66%
Net investment income (loss)	2.58%	2.52%	1.65%	1.59%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,693	$ 2,468	$ 2,276	$ 2,395	$ 2,087
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.74	$ 5.88	$ 12.93
Income from Investment Operations
Net investment income (loss) C	.14	.17	.09	.07	.13
Net realized and unrealized gain (loss)	.41	(1.20)	.44	1.79	(6.48)
Total from investment operations	.55	(1.03)	.53	1.86	(6.35)
Distributions from net investment income	(.16)	(.13)	(.06)	-	(.08)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.16)	(.17) H	(.07)	-	(.70)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.39	$ 7.00	$ 8.20	$ 7.74	$ 5.88
Total Return A,B	8.07%	(12.88)%	6.82%	31.63%	(51.85)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.11%	2.15%	2.08%	2.18%
Expenses net of fee waivers, if any	2.19%	2.11%	2.15%	2.08%	2.18%
Expenses net of all reductions	2.16%	2.09%	2.13%	2.07%	2.17%
Net investment income (loss)	2.09%	2.04%	1.18%	1.11%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 691	$ 901	$ 1,216	$ 1,076	$ 931
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.73	$ 5.88	$ 12.92
Income from Investment Operations
Net investment income (loss) C	.14	.16	.09	.07	.13
Net realized and unrealized gain (loss)	.41	(1.19)	.44	1.78	(6.47)
Total from investment operations	.55	(1.03)	.53	1.85	(6.34)
Distributions from net investment income	(.17)	(.14)	(.05)	-	(.08)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.17)	(.17)	(.06)	-	(.70)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.88
Total Return A,B	8.12%	(12.84)%	6.84%	31.46%	(51.80)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.12%	2.15%	2.08%	2.17%
Expenses net of fee waivers, if any	2.19%	2.11%	2.15%	2.08%	2.17%
Expenses net of all reductions	2.16%	2.09%	2.13%	2.06%	2.16%
Net investment income (loss)	2.09%	2.04%	1.18%	1.12%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,249	$ 2,108	$ 2,123	$ 2,108	$ 1,784
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.03	$ 8.23	$ 7.75	$ 5.95	$ 13.06
Income from Investment Operations
Net investment income (loss) B	.22	.25	.17	.13	.24
Net realized and unrealized gain (loss)	.40	(1.20)	.44	1.78	(6.54)
Total from investment operations	.62	(.95)	.61	1.91	(6.30)
Distributions from net investment income	(.25)	(.22)	(.13)	(.11)	(.19)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.25)	(.25)	(.13) G	(.11)	(.81)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.40	$ 7.03	$ 8.23	$ 7.75	$ 5.95
Total Return A	9.19%	(11.91)%	7.95%	33.09%	(51.34)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.13%	1.04%	1.09%	1.07%	1.10%
Expenses net of fee waivers, if any	1.13%	1.03%	1.09%	1.07%	1.10%
Expenses net of all reductions	1.10%	1.01%	1.08%	1.06%	1.09%
Net investment income (loss)	3.16%	3.11%	2.23%	2.12%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,983	$ 150,967	$ 163,090	$ 180,447	$ 160,777
Portfolio turnover rate D	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.04	$ 8.24	$ 7.76	$ 5.96	$ 13.07
Income from Investment Operations
Net investment income (loss) B	.22	.25	.18	.14	.25
Net realized and unrealized gain (loss)	.40	(1.19)	.44	1.78	(6.54)
Total from investment operations	.62	(.94)	.62	1.92	(6.29)
Distributions from net investment income	(.25)	(.22)	(.14)	(.12)	(.20)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.25)	(.26) H	(.14) G	(.12)	(.82)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.41	$ 7.04	$ 8.24	$ 7.76	$ 5.96
Total Return A	9.22%	(11.83)%	8.05%	33.06%	(51.27)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.10%	.98%	.98%	.93%	1.02%
Expenses net of fee waivers, if any	1.10%	.98%	.98%	.93%	1.02%
Expenses net of all reductions	1.07%	.96%	.97%	.92%	1.01%
Net investment income (loss)	3.18%	3.17%	2.34%	2.26%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 372	$ 473	$ 519	$ 814	$ 1,052
Portfolio turnover rate D	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity® International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,923,750
Gross unrealized depreciation	(12,677,916)
Net unrealized appreciation (depreciation) on securities and other investments	$ (754,166)

Tax Cost	$ 140,452,914

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,576,774
Capital loss carryforward	$ (123,320,454)
Net unrealized appreciation (depreciation)	$ (763,129)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (17,089,067)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	(117,406,155)
No expiration
Long-term	(5,914,299)
Total capital loss carryforward	$ (123,320,454)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 5,463,877	$ 5,152,516

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $107,516,996 and $136,721,066, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,016	$ 291
Class T	.25%	.25%	12,196	22
Class B	.75%	.25%	8,001	6,009
Class C	.75%	.25%	21,252	5,108
			$ 52,465	$ 11,430

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,851
Class T	589
Class B*	4,309
Class C*	943
$ 7,692

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,342.30
Class T	7,912.32
Class B	2,419.30
Class C	6,455.30
International Value	324,523.24
Institutional Class	811.21
	$ 355,462

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $129 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $405 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $188,349, including $5 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.70%	$ 243

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,635 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 143,989	$ 109,917
Class T	67,838	48,265
Class B	19,758	18,831
Class C	50,970	34,950
International Value	5,163,324	4,218,039
Institutional Class	17,998	11,933
Total	$ 5,463,877	$ 4,441,935
From net realized gain
Class A	$ -	$ 19,461
Class T	-	9,435
Class B	-	4,893
Class C	-	8,796
International Value	-	666,153
Institutional Class	-	1,843
Total	$ -	$ 710,581

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	186,877	297,051	$ 1,294,428	$ 2,472,449
Reinvestment of distributions	19,578	14,168	128,823	113,424
Shares redeemed	(263,913)	(217,894)	(1,814,670)	(1,776,674)
Net increase (decrease)	(57,458)	93,325	$ (391,419)	$ 809,199
Class T
Shares sold	87,833	184,684	$ 599,355	$ 1,564,957
Reinvestment of distributions	10,069	7,104	66,355	56,884
Shares redeemed	(85,446)	(116,856)	(585,214)	(949,653)
Net increase (decrease)	12,456	74,932	$ 80,496	$ 672,188
Class B
Shares sold	2,850	10,615	$ 19,157	$ 84,177
Reinvestment of distributions	2,474	2,474	16,400	19,918
Shares redeemed	(40,532)	(32,689)	(279,913)	(270,345)
Net increase (decrease)	(35,208)	(19,600)	$ (244,356)	$ (166,250)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	72,761	94,118	$ 498,768	$ 764,274
Reinvestment of distributions	6,699	4,468	44,283	35,965
Shares redeemed	(75,717)	(56,323)	(522,498)	(453,389)
Net increase (decrease)	3,743	42,263	$ 20,553	$ 346,850
International Value
Shares sold	2,278,492	9,000,450	$ 15,694,819	$ 76,813,955
Reinvestment of distributions	762,294	587,427	5,008,269	4,695,920
Shares redeemed	(7,089,505)	(7,927,908)	(48,008,194)	(64,758,392)
Net increase (decrease)	(4,048,719)	1,659,969	$ (27,305,106)	$ 16,751,483
Institutional Class
Shares sold	18,483	19,868	$ 132,098	$ 168,608
Reinvestment of distributions	1,234	395	8,117	3,160
Shares redeemed	(36,776)	(16,071)	(254,320)	(130,995)
Net increase (decrease)	(17,059)	4,192	$ (114,105)	$ 40,773

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were owners of record of approximately 21% and 16%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by FMR or its affiliates were owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.229	$0.042

Institutional Class designates 77% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/11	$0.221	$0.0133

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board noted that there was a portfolio management change for the fund in September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIVI-UANN-1212
1.827488.106

Fidelity®

International Value

Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Value Fund	9.19%	-7.63%	-1.90%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Alex Zavratsky, Portfolio Manager of Fidelity® International Value Fund: For the year, the fund's Retail Class shares rose 9.19%, easily outpacing the 4.64% gain of the benchmark MSCI® EAFE® Value Index. Investments in two pharmaceuticals firms - France's Sanofi and non-index Roche Holding of Switzerland - were standouts. Within this industry, I focused on companies where product patent cliffs were either behind them or were well understood so they could focus on future growth. Elsewhere, I avoided benchmark components Telefonica - Spain's telecom giant - and France Telecom, as I believed pressure on both companies' cash flow, too much debt, poor business fundamentals and unsustainable dividend yields would hamper each stock. That proved to be the right call. Similarly, I did not invest in Finnish mobile device maker Nokia. Given the strength of competitors Samsung Electronics and Apple, I believed Nokia, with its non-differentiated product, was at a technological and brand disadvantage. Individual detractors included Repsol, a Spain-based integrated oil and gas company that suffered because Argentina moved to nationalize the company's local unit. An untimely investment in Japanese electronics manufacturer Hitachi also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,057.20	$ 7.50
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,055.80	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,054.20	$ 11.36
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,054.30	$ 11.36
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
International Value	1.16%
Actual		$ 1,000.00	$ 1,060.20	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.30	$ 5.89
Institutional Class	1.13%
Actual		$ 1,000.00	$ 1,058.60	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 26.3%
Japan 17.2%
Germany 10.3%
Switzerland 9.8%
France 9.8%
Australia 8.3%
Italy 3.3%
Netherlands 2.9%
Singapore 2.5%
Other * 9.6%

* Includes short-term investments and net other assets (liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 27.4%
Japan 22.7%
Germany 10.3%
Switzerland 9.7%
Australia 7.5%
France 7.4%
Netherlands 3.5%
Italy 2.7%
Spain 1.8%
Other * 7.0%

* Includes short-term investments and net other assets (liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.0	0.9
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	4.6	5.1
Sanofi SA (France, Pharmaceuticals)	3.5	3.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0	3.8
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.0	3.5
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.6	2.1
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.5	2.3
ENI SpA (Italy, Oil, Gas & Consumable Fuels)	2.5	1.9
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.1	2.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	0.0
BNP Paribas SA (France, Commercial Banks)	1.9	1.0
	27.6
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.5	26.7
Health Care	11.9	13.2
Energy	11.1	11.8
Consumer Discretionary	8.6	9.0
Industrials	7.7	7.5
Consumer Staples	7.5	9.1
Telecommunication Services	6.8	7.0
Utilities	6.0	7.1
Materials	5.6	5.0
Information Technology	1.3	2.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 8.3%
Australia & New Zealand Banking Group Ltd.	110,422	$ 2,917,170
Commonwealth Bank of Australia	57,527	3,448,593
Origin Energy Ltd.	46,320	546,217
Sydney Airport unit	236,028	830,580
Telstra Corp. Ltd.	279,594	1,201,563
Transurban Group unit	89,247	563,269
Westfield Group unit	136,805	1,513,831
Woolworths Ltd.	17,763	542,288
TOTAL AUSTRALIA		11,563,511
Bailiwick of Jersey - 0.5%
Wolseley PLC	16,207	708,513
Belgium - 0.2%
KBC Groupe SA	12,008	281,867
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	81,000	474,500
Canada - 0.5%
Suncor Energy, Inc.	20,900	701,445
Cayman Islands - 0.4%
ENN Energy Holdings Ltd.	148,000	615,867
Finland - 0.7%
Sampo OYJ (A Shares)	33,034	1,035,316
France - 9.8%
Arkema SA	9,139	833,214
Atos Origin SA	12,769	857,483
BNP Paribas SA	51,793	2,605,373
Compagnie de St. Gobain	20,100	708,371
GDF Suez	48,080	1,103,356
Pernod Ricard SA	6,700	721,050
PPR SA	3,642	640,346
Sanofi SA	55,722	4,893,923
Schneider Electric SA	7,500	468,898
Unibail-Rodamco	3,500	788,675
TOTAL FRANCE		13,620,689
Germany - 9.0%
Allianz AG	19,369	2,401,557
BASF AG	9,769	809,487
Bayer AG	29,490	2,568,235
Daimler AG (Germany)	27,237	1,271,799
Deutsche Post AG	48,764	966,727
Common Stocks - continued
	Shares	Value
Germany - continued
Fresenius SE & Co. KGaA	7,100	$ 809,835
HeidelbergCement Finance AG	13,393	709,823
RWE AG	28,200	1,288,621
Siemens AG	16,709	1,683,582
TOTAL GERMANY		12,509,666
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	94,000	1,388,765
Hysan Development Co. Ltd.	35,000	154,676
TOTAL HONG KONG		1,543,441
Italy - 3.3%
ENI SpA	148,500	3,417,123
Fiat Industrial SpA	37,600	407,183
Saipem SpA	16,432	738,200
TOTAL ITALY		4,562,506
Japan - 17.2%
Aeon Credit Service Co. Ltd.	40,900	867,902
Air Water, Inc.	57,000	714,017
Aozora Bank Ltd.	160,000	450,958
Astellas Pharma, Inc.	33,100	1,644,012
Chubu Electric Power Co., Inc.	45,400	468,047
Credit Saison Co. Ltd.	29,800	654,383
Denso Corp.	29,700	929,729
Hitachi Ltd.	195,000	1,033,258
Honda Motor Co. Ltd.	60,900	1,830,852
INPEX Corp.	80	455,969
Itochu Corp.	74,300	743,652
Japan Retail Fund Investment Corp.	322	586,885
Japan Tobacco, Inc.	49,400	1,365,106
JSR Corp.	34,600	592,920
Mitsubishi Corp.	52,600	938,933
Mitsubishi Estate Co. Ltd.	56,000	1,107,654
Nippon Telegraph & Telephone Corp.	14,500	663,058
ORIX Corp.	7,800	801,203
Santen Pharmaceutical Co. Ltd.	16,100	704,867
Seven & i Holdings Co., Ltd.	61,300	1,890,525
Seven Bank Ltd.	237,800	679,173
Softbank Corp.	24,200	766,045
Sumitomo Mitsui Financial Group, Inc.	79,100	2,417,059
Sumitomo Realty & Development Co. Ltd.	24,000	662,608
Common Stocks - continued
	Shares	Value
Japan - continued
Toyo Suisan Kaisha Ltd.	21,000	$ 523,224
USS Co. Ltd.	4,950	520,237
TOTAL JAPAN		24,012,276
Netherlands - 2.9%
ING Groep NV (Certificaten Van Aandelen) (a)	185,100	1,647,045
Koninklijke Philips Electronics NV	44,813	1,122,389
Unilever NV (Certificaten Van Aandelen) (Bearer) (d)	33,231	1,221,393
TOTAL NETHERLANDS		3,990,827
Norway - 1.1%
Orkla ASA (A Shares)	62,718	496,129
Telenor ASA	55,400	1,089,285
TOTAL NORWAY		1,585,414
Singapore - 2.5%
Ascendas Real Estate Investment Trust	370,000	715,855
ComfortDelgro Corp. Ltd.	322,000	446,122
Singapore Telecommunications Ltd.	319,000	842,089
United Overseas Bank Ltd.	95,480	1,430,087
TOTAL SINGAPORE		3,434,153
Spain - 2.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	235,732	1,956,576
Repsol YPF SA	51,674	1,032,789
TOTAL SPAIN		2,989,365
Sweden - 1.0%
Svenska Handelsbanken AB (A Shares)	39,700	1,359,864
Switzerland - 9.8%
Nestle SA	40,121	2,546,066
Roche Holding AG (participation certificate)	21,838	4,199,706
Swisscom AG	2,015	837,113
Syngenta AG (Switzerland)	3,805	1,483,530
UBS AG (NY Shares)	170,471	2,560,474
Zurich Financial Services AG	8,244	2,031,567
TOTAL SWITZERLAND		13,658,456
United Kingdom - 26.3%
Barclays PLC	497,760	1,840,585
BHP Billiton PLC	81,621	2,616,056
BP PLC sponsored ADR	51,735	2,218,914
British American Tobacco PLC (United Kingdom)	20,547	1,019,123
Common Stocks - continued
	Shares	Value
United Kingdom - continued
British Land Co. PLC	103,823	$ 885,472
Bunzl PLC	53,625	887,008
Centrica PLC	243,703	1,274,607
Compass Group PLC	114,100	1,252,076
GlaxoSmithKline PLC sponsored ADR	35,885	1,611,237
HSBC Holdings PLC sponsored ADR	74,201	3,662,561
Imperial Tobacco Group PLC	15,487	584,816
Kingfisher PLC	141,328	660,257
Legal & General Group PLC	561,996	1,215,274
National Grid PLC	167,609	1,911,507
Next PLC	11,500	661,783
Prudential PLC	82,740	1,136,318
Reed Elsevier PLC	129,874	1,270,080
Royal Dutch Shell PLC Class A sponsored ADR	92,447	6,330,767
Scottish & Southern Energy PLC	61,534	1,437,871
Vodafone Group PLC sponsored ADR	153,508	4,178,488
TOTAL UNITED KINGDOM		36,654,800
United States of America - 0.7%
Virgin Media, Inc.	27,467	902,454
TOTAL COMMON STOCKS (Cost $135,187,370)		136,204,930
Nonconvertible Preferred Stocks - 1.3%

Germany - 1.3%
ProSiebenSat.1 Media AG	25,880	721,204
Volkswagen AG	5,327	1,101,973
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,562,166)		1,823,177
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	918,421	$ 918,421
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	752,220	752,220
TOTAL MONEY MARKET FUNDS (Cost $1,670,641)		1,670,641
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $138,420,177)		139,698,748
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(220,612)
NET ASSETS - 100%		$ 139,478,136
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 558
Fidelity Securities Lending Cash Central Fund	188,349
Total	$ 188,907
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,762,790	$ 9,931,938	$ 1,830,852	$ -
Consumer Staples	10,413,591	8,173,075	2,240,516	-
Energy	15,441,424	12,024,301	3,417,123	-
Financials	45,205,326	38,164,319	7,041,007	-
Health Care	16,431,815	11,537,892	4,893,923	-
Industrials	10,971,356	8,165,385	2,805,971	-
Information Technology	1,890,741	1,890,741	-	-
Materials	7,759,047	3,659,461	4,099,586	-
Telecommunication Services	9,577,641	8,914,583	663,058	-
Utilities	8,574,376	6,662,869	1,911,507	-
Money Market Funds	1,670,641	1,670,641	-	-
Total Investments in Securities:	$ 139,698,748	$ 110,795,205	$ 28,903,543	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 30,093,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $730,981) - See accompanying schedule: Unaffiliated issuers (cost $136,749,536)	$ 138,028,107
Fidelity Central Funds (cost $1,670,641)	1,670,641
Total Investments (cost $138,420,177)		$ 139,698,748
Cash		25,252
Receivable for investments sold		490,430
Receivable for fund shares sold		141,722
Dividends receivable		555,670
Distributions receivable from Fidelity Central Funds		1,693
Other receivables		8,173
Total assets		140,921,688

Liabilities
Payable to custodian bank	$ 1,519
Payable for investments purchased	329,190
Payable for fund shares redeemed	173,709
Accrued management fee	85,006
Distribution and service plan fees payable	4,529
Other affiliated payables	33,818
Other payables and accrued expenses	63,561
Collateral on securities loaned, at value	752,220
Total liabilities		1,443,552

Net Assets		$ 139,478,136
Net Assets consist of:
Paid in capital		$ 258,984,945
Undistributed net investment income		3,836,975
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(124,613,392)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,269,608
Net Assets		$ 139,478,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,490,817 ÷ 607,664 shares)	$ 7.39

Maximum offering price per share (100/94.25 of $7.39)	$ 7.84
Class T: Net Asset Value and redemption price per share ($2,692,907 ÷ 364,932 shares)	$ 7.38

Maximum offering price per share (100/96.50 of $7.38)	$ 7.65
Class B: Net Asset Value and offering price per share ($691,141 ÷ 93,508 shares)A	$ 7.39

Class C: Net Asset Value and offering price per share ($2,248,556 ÷ 304,873 shares)A	$ 7.38

International Value: Net Asset Value, offering price and redemption price per share ($128,983,126 ÷ 17,438,274 shares)	$ 7.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($371,589 ÷ 50,137 shares)	$ 7.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 6,445,326
Income from Fidelity Central Funds		188,907
Income before foreign taxes withheld		6,634,233
Less foreign taxes withheld		(488,192)
Total income		6,146,041

Expenses
Management fee Basic fee	$ 1,023,931
Performance adjustment	(61,752)
Transfer agent fees	355,462
Distribution and service plan fees	52,465
Accounting and security lending fees	76,123
Custodian fees and expenses	102,964
Independent trustees' compensation	963
Registration fees	72,448
Audit	63,728
Legal	772
Miscellaneous	1,645
Total expenses before reductions	1,688,749
Expense reductions	(46,878)	1,641,871
Net investment income (loss)		4,504,170
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,001,087)
Foreign currency transactions	(21,483)
Total net realized gain (loss)		(6,022,570)
Change in net unrealized appreciation (depreciation) on: Investment securities	12,847,185
Assets and liabilities in foreign currencies	(19,483)
Total change in net unrealized appreciation (depreciation)		12,827,702
Net gain (loss)		6,805,132
Net increase (decrease) in net assets resulting from operations		$ 11,309,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,504,170	$ 5,953,007
Net realized gain (loss)	(6,022,570)	(31,214,422)
Change in net unrealized appreciation (depreciation)	12,827,702	(382,882)
Net increase (decrease) in net assets resulting from operations	11,309,302	(25,644,297)
Distributions to shareholders from net investment income	(5,463,877)	(4,441,935)
Distributions to shareholders from net realized gain	-	(710,581)
Total distributions	(5,463,877)	(5,152,516)
Share transactions - net increase (decrease)	(27,953,937)	18,454,243
Redemption fees	2,109	3,151
Total increase (decrease) in net assets	(22,106,403)	(12,339,419)

Net Assets
Beginning of period	161,584,539	173,923,958
End of period (including undistributed net investment income of $3,836,975 and undistributed net investment income of $4,796,682, respectively)	$ 139,478,136	$ 161,584,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 8.22	$ 7.75	$ 5.93	$ 13.02
Income from Investment Operations
Net investment income (loss) C	.20	.22	.15	.12	.21
Net realized and unrealized gain (loss)	.39	(1.19)	.44	1.78	(6.53)
Total from investment operations	.59	(.97)	.59	1.90	(6.32)
Distributions from net investment income	(.22)	(.19)	(.11)	(.08)	(.15)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.22)	(.23) H	(.12)	(.08)	(.77)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.39	$ 7.02	$ 8.22	$ 7.75	$ 5.93
Total Return A,B	8.82%	(12.19)%	7.60%	32.71%	(51.50)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.44%	1.36%	1.40%	1.34%	1.42%
Expenses net of fee waivers, if any	1.44%	1.36%	1.40%	1.34%	1.42%
Expenses net of all reductions	1.41%	1.34%	1.38%	1.32%	1.41%
Net investment income (loss)	2.85%	2.79%	1.93%	1.86%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,491	$ 4,668	$ 4,699	$ 4,456	$ 2,854
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.73	$ 5.91	$ 12.99
Income from Investment Operations
Net investment income (loss) C	.18	.20	.13	.10	.18
Net realized and unrealized gain (loss)	.40	(1.19)	.44	1.77	(6.50)
Total from investment operations	.58	(.99)	.57	1.87	(6.32)
Distributions from net investment income	(.20)	(.17)	(.09)	(.05)	(.14)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.20)	(.21) H	(.10)	(.05)	(.76)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.91
Total Return A,B	8.60%	(12.42)%	7.32%	32.14%	(51.60)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.71%	1.63%	1.67%	1.60%	1.67%
Expenses net of fee waivers, if any	1.70%	1.62%	1.67%	1.60%	1.67%
Expenses net of all reductions	1.67%	1.60%	1.65%	1.59%	1.66%
Net investment income (loss)	2.58%	2.52%	1.65%	1.59%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,693	$ 2,468	$ 2,276	$ 2,395	$ 2,087
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.74	$ 5.88	$ 12.93
Income from Investment Operations
Net investment income (loss) C	.14	.17	.09	.07	.13
Net realized and unrealized gain (loss)	.41	(1.20)	.44	1.79	(6.48)
Total from investment operations	.55	(1.03)	.53	1.86	(6.35)
Distributions from net investment income	(.16)	(.13)	(.06)	-	(.08)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.16)	(.17) H	(.07)	-	(.70)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.39	$ 7.00	$ 8.20	$ 7.74	$ 5.88
Total Return A,B	8.07%	(12.88)%	6.82%	31.63%	(51.85)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.11%	2.15%	2.08%	2.18%
Expenses net of fee waivers, if any	2.19%	2.11%	2.15%	2.08%	2.18%
Expenses net of all reductions	2.16%	2.09%	2.13%	2.07%	2.17%
Net investment income (loss)	2.09%	2.04%	1.18%	1.11%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 691	$ 901	$ 1,216	$ 1,076	$ 931
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 8.20	$ 7.73	$ 5.88	$ 12.92
Income from Investment Operations
Net investment income (loss) C	.14	.16	.09	.07	.13
Net realized and unrealized gain (loss)	.41	(1.19)	.44	1.78	(6.47)
Total from investment operations	.55	(1.03)	.53	1.85	(6.34)
Distributions from net investment income	(.17)	(.14)	(.05)	-	(.08)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.17)	(.17)	(.06)	-	(.70)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.88
Total Return A,B	8.12%	(12.84)%	6.84%	31.46%	(51.80)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.12%	2.15%	2.08%	2.17%
Expenses net of fee waivers, if any	2.19%	2.11%	2.15%	2.08%	2.17%
Expenses net of all reductions	2.16%	2.09%	2.13%	2.06%	2.16%
Net investment income (loss)	2.09%	2.04%	1.18%	1.12%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,249	$ 2,108	$ 2,123	$ 2,108	$ 1,784
Portfolio turnover rate E	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.03	$ 8.23	$ 7.75	$ 5.95	$ 13.06
Income from Investment Operations
Net investment income (loss) B	.22	.25	.17	.13	.24
Net realized and unrealized gain (loss)	.40	(1.20)	.44	1.78	(6.54)
Total from investment operations	.62	(.95)	.61	1.91	(6.30)
Distributions from net investment income	(.25)	(.22)	(.13)	(.11)	(.19)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.25)	(.25)	(.13) G	(.11)	(.81)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.40	$ 7.03	$ 8.23	$ 7.75	$ 5.95
Total Return A	9.19%	(11.91)%	7.95%	33.09%	(51.34)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.13%	1.04%	1.09%	1.07%	1.10%
Expenses net of fee waivers, if any	1.13%	1.03%	1.09%	1.07%	1.10%
Expenses net of all reductions	1.10%	1.01%	1.08%	1.06%	1.09%
Net investment income (loss)	3.16%	3.11%	2.23%	2.12%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,983	$ 150,967	$ 163,090	$ 180,447	$ 160,777
Portfolio turnover rate D	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.04	$ 8.24	$ 7.76	$ 5.96	$ 13.07
Income from Investment Operations
Net investment income (loss) B	.22	.25	.18	.14	.25
Net realized and unrealized gain (loss)	.40	(1.19)	.44	1.78	(6.54)
Total from investment operations	.62	(.94)	.62	1.92	(6.29)
Distributions from net investment income	(.25)	(.22)	(.14)	(.12)	(.20)
Distributions from net realized gain	-	(.03)	(.01)	-	(.62)
Total distributions	(.25)	(.26) H	(.14) G	(.12)	(.82)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.41	$ 7.04	$ 8.24	$ 7.76	$ 5.96
Total Return A	9.22%	(11.83)%	8.05%	33.06%	(51.27)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.10%	.98%	.98%	.93%	1.02%
Expenses net of fee waivers, if any	1.10%	.98%	.98%	.93%	1.02%
Expenses net of all reductions	1.07%	.96%	.97%	.92%	1.01%
Net investment income (loss)	3.18%	3.17%	2.34%	2.26%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 372	$ 473	$ 519	$ 814	$ 1,052
Portfolio turnover rate D	74%	83%	43%	46%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity® International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,923,750
Gross unrealized depreciation	(12,677,916)
Net unrealized appreciation (depreciation) on securities and other investments	$ (754,166)

Tax Cost	$ 140,452,914

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,576,774
Capital loss carryforward	$ (123,320,454)
Net unrealized appreciation (depreciation)	$ (763,129)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (17,089,067)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	(117,406,155)
No expiration
Long-term	(5,914,299)
Total capital loss carryforward	$ (123,320,454)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 5,463,877	$ 5,152,516

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $107,516,996 and $136,721,066, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,016	$ 291
Class T	.25%	.25%	12,196	22
Class B	.75%	.25%	8,001	6,009
Class C	.75%	.25%	21,252	5,108
			$ 52,465	$ 11,430

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,851
Class T	589
Class B*	4,309
Class C*	943
$ 7,692

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,342.30
Class T	7,912.32
Class B	2,419.30
Class C	6,455.30
International Value	324,523.24
Institutional Class	811.21
	$ 355,462

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $129 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $405 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $188,349, including $5 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.70%	$ 243

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $46,635 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 143,989	$ 109,917
Class T	67,838	48,265
Class B	19,758	18,831
Class C	50,970	34,950
International Value	5,163,324	4,218,039
Institutional Class	17,998	11,933
Total	$ 5,463,877	$ 4,441,935
From net realized gain
Class A	$ -	$ 19,461
Class T	-	9,435
Class B	-	4,893
Class C	-	8,796
International Value	-	666,153
Institutional Class	-	1,843
Total	$ -	$ 710,581

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	186,877	297,051	$ 1,294,428	$ 2,472,449
Reinvestment of distributions	19,578	14,168	128,823	113,424
Shares redeemed	(263,913)	(217,894)	(1,814,670)	(1,776,674)
Net increase (decrease)	(57,458)	93,325	$ (391,419)	$ 809,199
Class T
Shares sold	87,833	184,684	$ 599,355	$ 1,564,957
Reinvestment of distributions	10,069	7,104	66,355	56,884
Shares redeemed	(85,446)	(116,856)	(585,214)	(949,653)
Net increase (decrease)	12,456	74,932	$ 80,496	$ 672,188
Class B
Shares sold	2,850	10,615	$ 19,157	$ 84,177
Reinvestment of distributions	2,474	2,474	16,400	19,918
Shares redeemed	(40,532)	(32,689)	(279,913)	(270,345)
Net increase (decrease)	(35,208)	(19,600)	$ (244,356)	$ (166,250)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	72,761	94,118	$ 498,768	$ 764,274
Reinvestment of distributions	6,699	4,468	44,283	35,965
Shares redeemed	(75,717)	(56,323)	(522,498)	(453,389)
Net increase (decrease)	3,743	42,263	$ 20,553	$ 346,850
International Value
Shares sold	2,278,492	9,000,450	$ 15,694,819	$ 76,813,955
Reinvestment of distributions	762,294	587,427	5,008,269	4,695,920
Shares redeemed	(7,089,505)	(7,927,908)	(48,008,194)	(64,758,392)
Net increase (decrease)	(4,048,719)	1,659,969	$ (27,305,106)	$ 16,751,483
Institutional Class
Shares sold	18,483	19,868	$ 132,098	$ 168,608
Reinvestment of distributions	1,234	395	8,117	3,160
Shares redeemed	(36,776)	(16,071)	(254,320)	(130,995)
Net increase (decrease)	(17,059)	4,192	$ (114,105)	$ 40,773

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were owners of record of approximately 21% and 16%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by FMR or its affiliates were owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay on December 10, 2012, to shareholders of record at the opening of business on December 7, 2012, a distribution of $0.042 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.223 per share from net investment income.

The fund designates 78% of the dividends distributed in December 2011 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/05/2011	$0.218	$0.0133

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board noted that there was a portfolio management change for the fund in September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIV-UANN-1212
1.827481.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	2.45%	-7.07%	8.24%
Class T (incl. 3.50% sales charge) B, E	4.62%	-6.90%	8.23%
Class B (incl. contingent deferred sales charge) C, E	2.85%	-7.06%	8.25%
Class C (incl. contingent deferred sales charge) D , E	6.86%	-6.69%	8.21%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity® International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2002 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Class A took place on January 6, 2005. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 8.70%, 8.41%, 7.85% and 7.86%, outpacing the 4.76% gain of the MSCI® EAFE® Index. Security selection drove relative performance, with particularly strong contributions from my choices within Europe ex U.K., Japan and emerging markets. Stock picks in consumer staples and information technology also helped. Top individual contributors included Netherlands-based digital security leader Gemalto, whose strong gain was fueled by the worldwide growth of mobile and cloud computing. Shares of Hong Kong's Techtronic Industries, whose products include Ryobi power tools and Hoover vacuums, moved sharply higher, due to resilience in the U.S., where it sells a lot of its goods. An investment in drugstore retailer Cosmos Pharmaceutical in Japan also helped, buoyed by expansion into new markets. By contrast, security selection in the U.K. detracted. The biggest individual disappointments were online retailers in Japan: Start Today and Rakuten. Both stocks declined as business slowed and competition increased. Techtronic, Cosmos and Start Today were not in the index, and Start Today was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,033.30	$ 7.21
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.15
Class T	1.67%
Actual		$ 1,000.00	$ 1,031.90	$ 8.53
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.47
Class B	2.16%
Actual		$ 1,000.00	$ 1,029.30	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 1,029.60	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
International Discovery	1.08%
Actual		$ 1,000.00	$ 1,035.00	$ 5.52
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class K	.90%
Actual		$ 1,000.00	$ 1,035.70	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.57
Institutional Class	1.07%
Actual		$ 1,000.00	$ 1,035.10	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 21.2%
Japan 16.1%
France 8.5%
Germany 8.3%
United States of America 7.0%
Switzerland 5.3%
Netherlands 3.2%
Australia 3.0%
Italy 2.7%
Other 24.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 21.0%
Japan 16.7%
United States of America 6.7%
France 6.2%
Germany 5.4%
Netherlands 4.7%
Switzerland 4.5%
Korea (South) 3.9%
Australia 3.4%
Other 27.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.7	97.5
Short-Term Investments and Net Other Assets (Liabilities)	3.3	2.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	2.7
ORIX Corp. (Japan, Diversified Financial Services)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.6	1.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.3
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.5	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.4	1.1
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.4	1.8
Diageo PLC (United Kingdom, Beverages)	1.4	1.2
BNP Paribas SA (France, Commercial Banks)	1.3	0.7
	15.9
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	18.9
Consumer Discretionary	15.5	15.8
Industrials	13.5	12.6
Information Technology	10.4	12.7
Consumer Staples	9.7	11.2
Health Care	7.2	6.5
Materials	6.4	7.5
Energy	5.9	6.7
Telecommunication Services	4.2	4.9
Utilities	0.9	0.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,818,449	$ 127,296
Commonwealth Bank of Australia	1,009,530	60,519
Ramsay Health Care Ltd.	1,305,776	32,206
Spark Infrastructure Group unit	19,962,099	35,020
TOTAL AUSTRALIA		255,041
Bailiwick of Jersey - 1.9%
Experian PLC	5,023,200	86,736
Wolseley PLC	1,576,864	68,935
TOTAL BAILIWICK OF JERSEY		155,671
Belgium - 1.6%
Anheuser-Busch InBev SA NV	1,604,727	134,205
Bermuda - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	6,458,000	37,831
Brazil - 1.2%
Arezzo Industria e Comercio SA	570,800	10,188
Qualicorp SA (a)	4,567,000	46,861
Souza Cruz SA	1,909,200	24,910
Totvs SA	1,077,500	21,910
TOTAL BRAZIL		103,869
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	716,328	1,951
Mail.ru Group Ltd. GDR (Reg. S)	676,800	22,571
TOTAL BRITISH VIRGIN ISLANDS		24,522
Canada - 0.5%
Goldcorp, Inc.	571,200	25,822
InterOil Corp. (a)(d)	204,400	13,180
TOTAL CANADA		39,002
Cayman Islands - 0.4%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	439,400	15,203
Sands China Ltd.	4,911,200	18,472
TOTAL CAYMAN ISLANDS		33,675
Denmark - 1.9%
Novo Nordisk A/S Series B	819,389	131,361
William Demant Holding A/S (a)	337,100	28,993
TOTAL DENMARK		160,354
Common Stocks - continued
	Shares	Value (000s)
France - 8.5%
Arkema SA	341,370	$ 31,123
Atos Origin SA	384,842	25,843
AXA SA	4,066,402	64,645
BNP Paribas SA	2,238,845	112,622
Bureau Veritas SA	535,700	56,888
Credit Agricole SA (a)	3,474,800	26,158
Iliad SA	339,150	52,245
Lafarge SA (Bearer)	458,700	26,861
LVMH Moet Hennessy - Louis Vuitton SA	428,223	69,602
PPR SA	398,700	70,101
Sanofi SA	953,011	83,701
Schneider Electric SA	1,208,000	75,524
Technip SA	192,300	21,660
TOTAL FRANCE		716,973
Germany - 7.1%
Aareal Bank AG (a)	1,044,895	22,414
Allianz AG	385,690	47,822
BASF AG	979,717	81,182
Bayerische Motoren Werke AG (BMW)	959,142	76,394
Brenntag AG	288,900	36,412
Fresenius Medical Care AG & Co. KGaA	384,000	26,981
Fresenius SE & Co. KGaA	161,700	18,444
GEA Group AG	992,880	31,002
Gerry Weber International AG (Bearer)	320,600	14,552
GSW Immobilien AG	497,845	20,484
HeidelbergCement Finance AG	504,300	26,728
MTU Aero Engines Holdings AG	286,300	24,039
SAP AG	1,172,710	85,518
Siemens AG	442,361	44,572
Wirecard AG	1,592,900	36,400
TOTAL GERMANY		592,944
Hong Kong - 1.9%
AIA Group Ltd.	15,454,400	61,219
HKT Trust / HKT Ltd. unit	23,518,000	21,818
Techtronic Industries Co. Ltd.	39,683,000	75,576
TOTAL HONG KONG		158,613
India - 1.0%
Apollo Hospitals Enterprise Ltd.	442,506	6,415
Common Stocks - continued
	Shares	Value (000s)
India - continued
Housing Development Finance Corp. Ltd.	3,327,565	$ 47,147
Titan Industries Ltd.	6,456,377	31,115
TOTAL INDIA		84,677
Indonesia - 0.7%
PT Media Nusantara Citra Tbk	42,573,500	12,522
PT Sarana Menara Nusantara Tbk (a)	6,310,500	12,811
PT Tower Bersama Infrastructure Tbk (a)	55,223,500	28,747
TOTAL INDONESIA		54,080
Ireland - 1.8%
Accenture PLC Class A	854,400	57,595
James Hardie Industries NV CDI	6,070,470	58,162
Paddy Power PLC (Ireland)	503,500	37,160
TOTAL IRELAND		152,917
Israel - 0.4%
Check Point Software Technologies Ltd. (a)	743,300	33,099
Italy - 2.7%
ENI SpA	2,799,900	64,428
Fiat Industrial SpA	3,323,832	35,995
Prada SpA	4,029,100	32,856
Prysmian SpA	1,518,800	29,214
Saipem SpA	1,502,203	67,486
TOTAL ITALY		229,979
Japan - 16.1%
ABC-Mart, Inc.	1,177,300	51,617
Aeon Credit Service Co. Ltd.	2,050,800	43,518
Aozora Bank Ltd.	7,872,000	22,187
Calbee, Inc.	351,700	32,293
Chiyoda Corp.	2,780,000	44,853
Cosmos Pharmaceutical Corp.	419,800	41,386
Credit Saison Co. Ltd.	881,500	19,357
Daito Trust Construction Co. Ltd.	212,800	21,485
Don Quijote Co. Ltd.	1,818,400	71,638
Fanuc Corp.	290,400	46,236
Fast Retailing Co. Ltd.	210,800	46,950
Hitachi Ltd.	8,642,000	45,792
Honda Motor Co. Ltd.	1,472,400	44,265
Japan Tobacco, Inc.	2,815,200	77,794
JS Group Corp.	1,856,500	41,046
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
JSR Corp.	2,283,400	$ 39,129
Kakaku.com, Inc.	810,600	27,771
Keyence Corp.	304,060	80,671
Mitsubishi Estate Co. Ltd.	2,651,000	52,436
Mitsubishi UFJ Financial Group, Inc.	15,161,400	68,590
Nintendo Co. Ltd.	201,200	25,909
ORIX Corp.	1,321,050	135,696
Park24 Co. Ltd.	1,342,800	23,078
Rakuten, Inc.	7,986,500	71,831
Seven Bank Ltd.	12,837,900	36,666
Ship Healthcare Holdings, Inc.	534,800	17,840
So-net M3, Inc.	5,725	11,001
Softbank Corp.	775,300	24,542
Suzuki Motor Corp.	1,383,700	31,338
Unicharm Corp.	622,700	33,697
USS Co. Ltd.	196,050	20,605
TOTAL JAPAN		1,351,217
Korea (South) - 2.5%
Hyundai Motor Co.	273,935	56,404
Kia Motors Corp.	285,255	15,854
LG Household & Health Care Ltd.	56,182	33,029
NHN Corp.	64,289	14,888
Orion Corp.	14,973	14,062
Samsung Electronics Co. Ltd.	64,872	77,943
TOTAL KOREA (SOUTH)		212,180
Luxembourg - 0.6%
Brait SA	6,003,514	23,611
Samsonite International SA	12,773,700	26,536
TOTAL LUXEMBOURG		50,147
Netherlands - 3.2%
AEGON NV	5,028,800	28,124
ASML Holding NV	1,002,900	55,129
Gemalto NV	609,781	55,025
ING Groep NV (Certificaten Van Aandelen) (a)	5,244,400	46,665
LyondellBasell Industries NV Class A	474,800	25,350
Randstad Holding NV	687,872	22,455
Yandex NV (a)	1,582,600	36,843
TOTAL NETHERLANDS		269,591
Common Stocks - continued
	Shares	Value (000s)
Norway - 1.1%
DnB NOR ASA	5,448,955	$ 68,049
Gjensidige Forsikring ASA	1,761,200	25,732
TOTAL NORWAY		93,781
Poland - 0.5%
Eurocash SA	3,593,990	43,891
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	20,122
Russia - 0.6%
Mobile TeleSystems OJSC sponsored ADR	2,888,700	49,512
South Africa - 0.4%
Shoprite Holdings Ltd.	1,552,300	31,921
Spain - 2.2%
Amadeus IT Holding SA Class A	1,011,100	25,031
Banco Bilbao Vizcaya Argentaria SA	6,088,557	50,876
Grifols SA ADR	1,151,000	28,959
Inditex SA	651,829	83,169
TOTAL SPAIN		188,035
Sweden - 2.4%
Atlas Copco AB (A Shares)	2,847,300	70,014
Intrum Justitia AB	1,835,800	26,570
Svenska Handelsbanken AB (A Shares)	1,879,500	64,379
Swedish Match Co. AB	1,250,800	42,618
TOTAL SWEDEN		203,581
Switzerland - 5.3%
Adecco SA (Reg.)	574,043	27,762
Partners Group Holding AG	230,056	48,689
Roche Holding AG (participation certificate)	394,417	75,851
Schindler Holding AG (participation certificate)	554,147	73,010
SGS SA (Reg.)	12,520	26,511
Swatch Group AG (Bearer)	36,702	15,188
Syngenta AG (Switzerland)	81,540	31,792
UBS AG	4,126,610	61,914
Zurich Financial Services AG	346,539	85,398
TOTAL SWITZERLAND		446,115
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	4,683,100	10,764
United Kingdom - 21.2%
Aberdeen Asset Management PLC	5,975,132	31,289
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Aggreko PLC	1,385,300	$ 48,064
Anglo American PLC (United Kingdom)	774,600	23,788
Ashmore Group PLC	3,169,400	18,602
Barclays PLC	12,279,312	45,406
Bellway PLC	972,300	15,863
BG Group PLC	4,571,872	84,661
BHP Billiton PLC	3,972,023	127,308
British American Tobacco PLC (United Kingdom)	2,438,600	120,954
British Land Co. PLC	5,756,734	49,097
Diageo PLC	4,065,857	116,237
Domino's Pizza UK & IRL PLC	2,378,100	19,399
GlaxoSmithKline PLC	2,658,600	59,572
Hikma Pharmaceuticals PLC	1,964,745	23,447
HSBC Holdings PLC (United Kingdom)	10,856,757	107,040
Intertek Group PLC	748,200	34,037
Jazztel PLC (a)	5,843,900	38,706
Legal & General Group PLC	36,980,100	79,967
Lloyds Banking Group PLC (a)	46,760,800	30,792
London Stock Exchange Group PLC	1,497,400	23,572
Meggitt PLC	6,792,200	42,309
Next PLC	514,144	29,587
Ocado Group PLC (a)(d)	14,388,400	14,976
Persimmon PLC	2,345,100	30,086
Rolls-Royce Group PLC	4,197,715	57,884
Rolls-Royce Group PLC Class C	319,026,340	515
Rotork PLC	717,800	26,387
Royal Dutch Shell PLC Class B (United Kingdom)	6,206,463	219,543
SABMiller PLC	1,096,800	46,984
Standard Chartered PLC (United Kingdom)	1,697,617	40,093
Taylor Wimpey PLC	21,518,200	21,217
The Weir Group PLC	747,600	21,016
Ultra Electronics Holdings PLC	614,667	16,793
Vodafone Group PLC	45,146,543	122,602
TOTAL UNITED KINGDOM		1,787,793
United States of America - 3.7%
Beam, Inc.	387,400	21,524
Citrix Systems, Inc. (a)	303,600	18,766
Cognizant Technology Solutions Corp. Class A (a)	405,700	27,040
Dollar General Corp. (a)	378,800	18,417
GNC Holdings, Inc.	770,900	29,811
MasterCard, Inc. Class A	160,100	73,795
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Michael Kors Holdings Ltd.	542,300	$ 29,658
Royal Gold, Inc.	394,800	34,774
Total System Services, Inc.	1,094,700	24,620
Watson Pharmaceuticals, Inc. (a)	308,100	26,481
Workday, Inc.	102,600	4,976
TOTAL UNITED STATES OF AMERICA		309,862
TOTAL COMMON STOCKS (Cost $7,245,196)		8,035,964
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
Volkswagen AG (Cost $69,724)	478,400	98,964
Investment Companies - 0.0%

Cyprus - 0.0%
Aisi Realty Public Ltd. (a) (Cost $7,371)	529,830	628
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.19% (b)	250,136,921	250,137
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	24,238,785	24,239
TOTAL MONEY MARKET FUNDS (Cost $274,376)		274,376
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $7,596,667)		8,409,932
NET OTHER ASSETS (LIABILITIES) - 0.1%		6,607
NET ASSETS - 100%		$ 8,416,539
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	4,230
Total	$ 4,366
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 240	$ 469	$ -	$ -	$ -
Boyner Buyuk Magazacilik A/S	10,096	-	1,569	-	10,764
China Kanghui Holdings sponsored ADR	27,375	-	53,149	-	-
Total	$ 37,711	$ 469	$ 54,718	$ -	$ 10,764
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,302,675	$ 1,258,410	$ 44,265	$ -
Consumer Staples	815,505	444,109	371,396	-
Energy	486,161	202,190	283,971	-
Financials	1,939,678	1,500,271	439,407	-
Health Care	618,113	316,498	301,615	-
Industrials	1,137,857	1,093,285	44,572	-
Information Technology	877,135	791,617	85,518	-
Materials	533,970	374,870	159,100	-
Telecommunication Services	350,983	228,381	122,602	-
Utilities	72,851	72,851	-	-
Investment Companies	628	628	-	-
Money Market Funds	274,376	274,376	-	-
Total Investments in Securities:	$ 8,409,932	$ 6,557,486	$ 1,852,446	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,546,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $22,961) - See accompanying schedule: Unaffiliated issuers (cost $7,310,529)	$ 8,124,792
Fidelity Central Funds (cost $274,376)	274,376
Other affiliated issuers (cost $11,762)	10,764
Total Investments (cost $7,596,667)		$ 8,409,932
Receivable for investments sold		58,219
Receivable for fund shares sold		9,069
Dividends receivable		15,860
Distributions receivable from Fidelity Central Funds		76
Other receivables		4,417
Total assets		8,497,573

Liabilities
Payable for investments purchased	$ 8,942
Payable for fund shares redeemed	39,507
Accrued management fee	6,216
Distribution and service plan fees payable	113
Other affiliated payables	1,450
Other payables and accrued expenses	567
Collateral on securities loaned, at value	24,239
Total liabilities		81,034

Net Assets		$ 8,416,539
Net Assets consist of:
Paid in capital		$ 9,152,089
Undistributed net investment income		126,507
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,674,222)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		812,165
Net Assets		$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($298,501 ÷ 9,429.0 shares)	$ 31.66

Maximum offering price per share (100/94.25 of $31.66)	$ 33.59
Class T: Net Asset Value and redemption price per share ($45,884 ÷ 1,460.2 shares)	$ 31.42

Maximum offering price per share (100/96.50 of $31.42)	$ 32.56
Class B: Net Asset Value and offering price per share ($7,536 ÷ 240.9 shares)A	$ 31.28

Class C: Net Asset Value and offering price per share ($29,746 ÷ 949.8 shares)A	$ 31.32

International Discovery: Net Asset Value, offering price and redemption price per share ($5,964,762 ÷ 186,908.1 shares)	$ 31.91

Class K: Net Asset Value, offering price and redemption price per share ($1,775,900 ÷ 55,719.4 shares)	$ 31.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($294,210 ÷ 9,232.8 shares)	$ 31.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 229,743
Interest		19
Income from Fidelity Central Funds		4,366
Income before foreign taxes withheld		234,128
Less foreign taxes withheld		(11,538)
Total income		222,590

Expenses
Management fee Basic fee	$ 58,065
Performance adjustment	2,707
Transfer agent fees	16,195
Distribution and service plan fees	1,384
Accounting and security lending fees	1,720
Custodian fees and expenses	1,316
Independent trustees' compensation	54
Registration fees	181
Audit	114
Legal	42
Interest	5
Miscellaneous	95
Total expenses before reductions	81,878
Expense reductions	(2,500)	79,378
Net investment income (loss)		143,212
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(217,363)
Other affiliated issuers	11,560
Foreign currency transactions	(1,776)
Total net realized gain (loss)		(207,579)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,062)	763,571
Assets and liabilities in foreign currencies	(1,430)
Total change in net unrealized appreciation (depreciation)		762,141
Net gain (loss)		554,562
Net increase (decrease) in net assets resulting from operations		$ 697,774

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 143,212	$ 161,608
Net realized gain (loss)	(207,579)	501,938
Change in net unrealized appreciation (depreciation)	762,141	(1,247,522)
Net increase (decrease) in net assets resulting from operations	697,774	(583,976)
Distributions to shareholders from net investment income	(118,968)	(149,936)
Distributions to shareholders from net realized gain	-	(48,090)
Total distributions	(118,968)	(198,026)
Share transactions - net increase (decrease)	(915,362)	(537,341)
Redemption fees	128	160
Total increase (decrease) in net assets	(336,428)	(1,319,183)

Net Assets
Beginning of period	8,752,967	10,072,150
End of period (including undistributed net investment income of $126,507 and undistributed net investment income of $102,433, respectively)	$ 8,416,539	$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Income from Investment Operations
Net investment income (loss) C	.41	.42	.31	.31	.46
Net realized and unrealized gain (loss)	2.11	(2.52)	3.51	4.84	(22.08)
Total from investment operations	2.52	(2.10)	3.82	5.15	(21.62)
Distributions from net investment income	(.29)	(.38)	(.28)	(.26)	(.37)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.29)	(.54)	(.32)	(.26)	(2.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Total Return A, B	8.70%	(6.71)%	13.43%	22.14%	(47.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.30%	1.33%	1.37%	1.32%
Expenses net of fee waivers, if any	1.34%	1.29%	1.33%	1.37%	1.32%
Expenses net of all reductions	1.31%	1.25%	1.28%	1.32%	1.29%
Net investment income (loss)	1.41%	1.31%	1.06%	1.28%	1.27%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 320	$ 392	$ 414	$ 380
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Income from Investment Operations
Net investment income (loss) C	.34	.34	.23	.24	.33
Net realized and unrealized gain (loss)	2.09	(2.51)	3.48	4.81	(21.94)
Total from investment operations	2.43	(2.17)	3.71	5.05	(21.61)
Distributions from net investment income	(.19)	(.30)	(.21)	(.19)	(.29)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.19)	(.46)	(.25)	(.19)	(1.96)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Total Return A, B	8.41%	(6.96)%	13.14%	21.79%	(47.84)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.56%	1.60%	1.65%	1.68%
Expenses net of fee waivers, if any	1.59%	1.55%	1.60%	1.65%	1.68%
Expenses net of all reductions	1.56%	1.51%	1.56%	1.60%	1.64%
Net investment income (loss)	1.16%	1.05%	.79%	1.00%	.91%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 61	$ 92	$ 83	$ 64
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Income from Investment Operations
Net investment income (loss) C	.19	.17	.08	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.48)	3.44	4.81	(21.77)
Total from investment operations	2.28	(2.31)	3.52	4.93	(21.62)
Distributions from net investment income	(.02)	(.12)	(.06)	-	(.16)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.02)	(.27) H	(.10)	-	(1.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Total Return A, B	7.85%	(7.39)%	12.52%	21.20%	(48.11)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of fee waivers, if any	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of all reductions	2.06%	2.02%	2.08%	2.11%	2.15%
Net investment income (loss)	.66%	.54%	.27%	.49%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 10	$ 14	$ 16	$ 15
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Income from Investment Operations
Net investment income (loss) C	.19	.18	.09	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.49)	3.45	4.82	(21.82)
Total from investment operations	2.28	(2.31)	3.54	4.94	(21.67)
Distributions from net investment income	(.04)	(.14)	(.05)	(.02)	(.17)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.04)	(.29) H	(.09)	(.02)	(1.84)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Total Return A, B	7.86%	(7.37)%	12.54%	21.22%	(48.10)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.05%	2.09%	2.14%	2.17%
Expenses net of fee waivers, if any	2.09%	2.04%	2.09%	2.14%	2.17%
Expenses net of all reductions	2.06%	2.00%	2.05%	2.09%	2.13%
Net investment income (loss)	.66%	.56%	.30%	.51%	.42%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 33	$ 44	$ 43	$ 36
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Income from Investment Operations
Net investment income (loss) B	.51	.53	.40	.37	.57
Net realized and unrealized gain (loss)	2.12	(2.54)	3.54	4.88	(22.29)
Total from investment operations	2.63	(2.01)	3.94	5.25	(21.72)
Distributions from net investment income	(.41)	(.48)	(.35)	(.34)	(.41)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.64)	(.39)	(.34)	(2.08)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Total Return A	9.03%	(6.39)%	13.76%	22.47%	(47.55)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	.97%	1.05%	1.12%	1.09%
Expenses net of fee waivers, if any	1.01%	.96%	1.05%	1.12%	1.09%
Expenses net of all reductions	.98%	.92%	1.00%	1.07%	1.05%
Net investment income (loss)	1.73%	1.64%	1.35%	1.53%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$ 5,965	$ 6,806	$ 8,133	$ 8,114	$ 6,999
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.57	.58	.46	.44	.10
Net realized and unrealized gain (loss)	2.11	(2.54)	3.53	4.86	(16.52)
Total from investment operations	2.68	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.47)	(.55)	(.41)	(.42)	-
Distributions from net realized gain	-	(.16)	(.04)	-	-
Total distributions	(.47)	(.70) J	(.45)	(.42)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B, C	9.24%	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.83%	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.83%	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.80%	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.91%	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,776	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	68%	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Income from Investment Operations
Net investment income (loss) B	.52	.54	.41	.39	.53
Net realized and unrealized gain (loss)	2.11	(2.55)	3.55	4.86	(22.24)
Total from investment operations	2.63	(2.01)	3.96	5.25	(21.71)
Distributions from net investment income	(.41)	(.50)	(.38)	(.39)	(.44)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.65) G	(.42)	(.39)	(2.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Total Return A	9.07%	(6.39)%	13.84%	22.52%	(47.51)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	.95%	.99%	1.05%	1.05%
Expenses net of fee waivers, if any	1.00%	.94%	.99%	1.05%	1.05%
Expenses net of all reductions	.97%	.90%	.95%	1.00%	1.01%
Net investment income (loss)	1.75%	1.66%	1.40%	1.60%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 278	$ 319	$ 267	$ 159
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,161,331
Gross unrealized depreciation	(475,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 685,409

Tax Cost	$ 7,724,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 134,442
Capital loss carryforward	$ (1,554,149)
Net unrealized appreciation (depreciation)	$ 684,309

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (1,350,018)
No expiration
Short-term	$ (204,131)
Total capital loss carryforward	$ (1,554,149)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 118,968	$ 198,026

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,561,781 and $6,703,146, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 733	$ 11
Class T	.25%	.25%	262	1
Class B	.75%	.25%	86	64
Class C	.75%	.25%	303	21
			$ 1,384	$ 97

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	6
Class B*	18
Class C*	1
$ 70

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 891.30
Class T	159.30
Class B	26.30
Class C	91.30
International Discovery	13,666.23
Class K	764.05
Institutional Class	598.21
	$ 16,195

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,873.34%		$ 5

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,230, including $18 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,500 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 3,123	$ 4,617
Class T	388	859
Class B	6	51
Class C	44	184
International Discovery	90,633	121,061
Class K	20,917	18,291
Institutional Class	3,857	4,873
Total	$ 118,968	$ 149,936
From net realized gain
Class A	$ -	$ 1,880
Class T	-	439
Class B	-	69
Class C	-	209
International Discovery	-	38,831
Class K	-	5,143
Institutional Class	-	1,519
Total	$ -	$ 48,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,927	2,821	$ 56,732	$ 91,649
Reinvestment of distributions	101	173	2,828	5,606
Shares redeemed	(3,468)	(4,335)	(100,935)	(139,721)
Net increase (decrease)	(1,440)	(1,341)	$ (41,375)	$ (42,466)
Class T
Shares sold	220	443	$ 6,409	$ 14,328
Reinvestment of distributions	13	38	369	1,235
Shares redeemed	(860)	(1,286)	(25,207)	(41,028)
Net increase (decrease)	(627)	(805)	$ (18,429)	$ (25,465)
Class B
Shares sold	3	21	$ 87	$ 671
Reinvestment of distributions	-	3	5	111
Shares redeemed	(113)	(130)	(3,297)	(4,124)
Net increase (decrease)	(110)	(106)	$ (3,205)	$ (3,342)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	212	183	$ 6,111	$ 5,847
Reinvestment of distributions	1	11	39	344
Shares redeemed	(395)	(437)	(11,440)	(13,875)
Net increase (decrease)	(182)	(243)	$ (5,290)	$ (7,684)
International Discovery
Shares sold	20,324	32,543	$ 608,478	$ 1,052,266
Reinvestment of distributions	3,081	4,718	86,858	153,551
Shares redeemed	(65,748)	(59,489)	(1,937,202)	(1,934,353)
Net increase (decrease)	(42,343)	(22,228)	$ (1,241,866)	$ (728,536)
Class K
Shares sold	26,836	18,148	$ 788,860	$ 593,408
Reinvestment of distributions	744	722	20,917	23,434
Shares redeemed	(13,817)	(10,275)	(410,022)	(330,258)
Net increase (decrease)	13,763	8,595	$ 399,755	$ 286,584
Institutional Class
Shares sold	2,049	2,364	$ 59,460	$ 75,348
Reinvestment of distributions	53	69	1,502	2,254
Shares redeemed	(2,256)	(2,923)	(65,914)	(94,034)
Net increase (decrease)	(154)	(490)	$ (4,952)	$ (16,432)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.446	$0.032
Class T	12/10/12	12/07/12	$0.340	$0.032
Class B	12/10/12	12/07/12	$0.149	$0.032
Class C	12/10/12	12/07/12	$0.200	$0.032

Class A designates 1%; Class T designates 2%; Class B designates 7%; and Class C designates 5%; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholder.

Class A, Class T, Class B , and Class C designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/11	$0.327	$0.0345
Class T	12/05/11	$0.225	$0.0345
Class B	12/05/11	$0.051	$0.0345
Class C	12/05/11	$0.074	$0.0345

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AID-UANN-1212
1.806656.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	9.07%	-5.65%	9.17%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Institutional Class shares returned 9.07%, outpacing the 4.76% gain of the MSCI® EAFE® Index. Security selection drove relative performance, with particularly strong contributions from my choices within Europe ex U.K., Japan and emerging markets. Stock picks in consumer staples and information technology also helped. Top individual contributors included Netherlands-based digital security leader Gemalto, whose strong gain was fueled by the worldwide growth of mobile and cloud computing. Shares of Hong Kong's Techtronic Industries, whose products include Ryobi power tools and Hoover vacuums, moved sharply higher, due to resilience in the U.S., where it sells a lot of its goods. An investment in drugstore retailer Cosmos Pharmaceutical in Japan also helped, buoyed by expansion into new markets. By contrast, security selection in the U.K. detracted. The biggest individual disappointments were online retailers in Japan: Start Today and Rakuten. Both stocks declined as business slowed and competition increased. Techtronic, Cosmos and Start Today were not in the index, and Start Today was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,033.30	$ 7.21
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.15
Class T	1.67%
Actual		$ 1,000.00	$ 1,031.90	$ 8.53
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.47
Class B	2.16%
Actual		$ 1,000.00	$ 1,029.30	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 1,029.60	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
International Discovery	1.08%
Actual		$ 1,000.00	$ 1,035.00	$ 5.52
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class K	.90%
Actual		$ 1,000.00	$ 1,035.70	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.57
Institutional Class	1.07%
Actual		$ 1,000.00	$ 1,035.10	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 21.2%
Japan 16.1%
France 8.5%
Germany 8.3%
United States of America 7.0%
Switzerland 5.3%
Netherlands 3.2%
Australia 3.0%
Italy 2.7%
Other 24.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 21.0%
Japan 16.7%
United States of America 6.7%
France 6.2%
Germany 5.4%
Netherlands 4.7%
Switzerland 4.5%
Korea (South) 3.9%
Australia 3.4%
Other 27.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.7	97.5
Short-Term Investments and Net Other Assets (Liabilities)	3.3	2.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	2.7
ORIX Corp. (Japan, Diversified Financial Services)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.6	1.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.3
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.5	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.4	1.1
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.4	1.8
Diageo PLC (United Kingdom, Beverages)	1.4	1.2
BNP Paribas SA (France, Commercial Banks)	1.3	0.7
	15.9
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	18.9
Consumer Discretionary	15.5	15.8
Industrials	13.5	12.6
Information Technology	10.4	12.7
Consumer Staples	9.7	11.2
Health Care	7.2	6.5
Materials	6.4	7.5
Energy	5.9	6.7
Telecommunication Services	4.2	4.9
Utilities	0.9	0.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,818,449	$ 127,296
Commonwealth Bank of Australia	1,009,530	60,519
Ramsay Health Care Ltd.	1,305,776	32,206
Spark Infrastructure Group unit	19,962,099	35,020
TOTAL AUSTRALIA		255,041
Bailiwick of Jersey - 1.9%
Experian PLC	5,023,200	86,736
Wolseley PLC	1,576,864	68,935
TOTAL BAILIWICK OF JERSEY		155,671
Belgium - 1.6%
Anheuser-Busch InBev SA NV	1,604,727	134,205
Bermuda - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	6,458,000	37,831
Brazil - 1.2%
Arezzo Industria e Comercio SA	570,800	10,188
Qualicorp SA (a)	4,567,000	46,861
Souza Cruz SA	1,909,200	24,910
Totvs SA	1,077,500	21,910
TOTAL BRAZIL		103,869
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	716,328	1,951
Mail.ru Group Ltd. GDR (Reg. S)	676,800	22,571
TOTAL BRITISH VIRGIN ISLANDS		24,522
Canada - 0.5%
Goldcorp, Inc.	571,200	25,822
InterOil Corp. (a)(d)	204,400	13,180
TOTAL CANADA		39,002
Cayman Islands - 0.4%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	439,400	15,203
Sands China Ltd.	4,911,200	18,472
TOTAL CAYMAN ISLANDS		33,675
Denmark - 1.9%
Novo Nordisk A/S Series B	819,389	131,361
William Demant Holding A/S (a)	337,100	28,993
TOTAL DENMARK		160,354
Common Stocks - continued
	Shares	Value (000s)
France - 8.5%
Arkema SA	341,370	$ 31,123
Atos Origin SA	384,842	25,843
AXA SA	4,066,402	64,645
BNP Paribas SA	2,238,845	112,622
Bureau Veritas SA	535,700	56,888
Credit Agricole SA (a)	3,474,800	26,158
Iliad SA	339,150	52,245
Lafarge SA (Bearer)	458,700	26,861
LVMH Moet Hennessy - Louis Vuitton SA	428,223	69,602
PPR SA	398,700	70,101
Sanofi SA	953,011	83,701
Schneider Electric SA	1,208,000	75,524
Technip SA	192,300	21,660
TOTAL FRANCE		716,973
Germany - 7.1%
Aareal Bank AG (a)	1,044,895	22,414
Allianz AG	385,690	47,822
BASF AG	979,717	81,182
Bayerische Motoren Werke AG (BMW)	959,142	76,394
Brenntag AG	288,900	36,412
Fresenius Medical Care AG & Co. KGaA	384,000	26,981
Fresenius SE & Co. KGaA	161,700	18,444
GEA Group AG	992,880	31,002
Gerry Weber International AG (Bearer)	320,600	14,552
GSW Immobilien AG	497,845	20,484
HeidelbergCement Finance AG	504,300	26,728
MTU Aero Engines Holdings AG	286,300	24,039
SAP AG	1,172,710	85,518
Siemens AG	442,361	44,572
Wirecard AG	1,592,900	36,400
TOTAL GERMANY		592,944
Hong Kong - 1.9%
AIA Group Ltd.	15,454,400	61,219
HKT Trust / HKT Ltd. unit	23,518,000	21,818
Techtronic Industries Co. Ltd.	39,683,000	75,576
TOTAL HONG KONG		158,613
India - 1.0%
Apollo Hospitals Enterprise Ltd.	442,506	6,415
Common Stocks - continued
	Shares	Value (000s)
India - continued
Housing Development Finance Corp. Ltd.	3,327,565	$ 47,147
Titan Industries Ltd.	6,456,377	31,115
TOTAL INDIA		84,677
Indonesia - 0.7%
PT Media Nusantara Citra Tbk	42,573,500	12,522
PT Sarana Menara Nusantara Tbk (a)	6,310,500	12,811
PT Tower Bersama Infrastructure Tbk (a)	55,223,500	28,747
TOTAL INDONESIA		54,080
Ireland - 1.8%
Accenture PLC Class A	854,400	57,595
James Hardie Industries NV CDI	6,070,470	58,162
Paddy Power PLC (Ireland)	503,500	37,160
TOTAL IRELAND		152,917
Israel - 0.4%
Check Point Software Technologies Ltd. (a)	743,300	33,099
Italy - 2.7%
ENI SpA	2,799,900	64,428
Fiat Industrial SpA	3,323,832	35,995
Prada SpA	4,029,100	32,856
Prysmian SpA	1,518,800	29,214
Saipem SpA	1,502,203	67,486
TOTAL ITALY		229,979
Japan - 16.1%
ABC-Mart, Inc.	1,177,300	51,617
Aeon Credit Service Co. Ltd.	2,050,800	43,518
Aozora Bank Ltd.	7,872,000	22,187
Calbee, Inc.	351,700	32,293
Chiyoda Corp.	2,780,000	44,853
Cosmos Pharmaceutical Corp.	419,800	41,386
Credit Saison Co. Ltd.	881,500	19,357
Daito Trust Construction Co. Ltd.	212,800	21,485
Don Quijote Co. Ltd.	1,818,400	71,638
Fanuc Corp.	290,400	46,236
Fast Retailing Co. Ltd.	210,800	46,950
Hitachi Ltd.	8,642,000	45,792
Honda Motor Co. Ltd.	1,472,400	44,265
Japan Tobacco, Inc.	2,815,200	77,794
JS Group Corp.	1,856,500	41,046
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
JSR Corp.	2,283,400	$ 39,129
Kakaku.com, Inc.	810,600	27,771
Keyence Corp.	304,060	80,671
Mitsubishi Estate Co. Ltd.	2,651,000	52,436
Mitsubishi UFJ Financial Group, Inc.	15,161,400	68,590
Nintendo Co. Ltd.	201,200	25,909
ORIX Corp.	1,321,050	135,696
Park24 Co. Ltd.	1,342,800	23,078
Rakuten, Inc.	7,986,500	71,831
Seven Bank Ltd.	12,837,900	36,666
Ship Healthcare Holdings, Inc.	534,800	17,840
So-net M3, Inc.	5,725	11,001
Softbank Corp.	775,300	24,542
Suzuki Motor Corp.	1,383,700	31,338
Unicharm Corp.	622,700	33,697
USS Co. Ltd.	196,050	20,605
TOTAL JAPAN		1,351,217
Korea (South) - 2.5%
Hyundai Motor Co.	273,935	56,404
Kia Motors Corp.	285,255	15,854
LG Household & Health Care Ltd.	56,182	33,029
NHN Corp.	64,289	14,888
Orion Corp.	14,973	14,062
Samsung Electronics Co. Ltd.	64,872	77,943
TOTAL KOREA (SOUTH)		212,180
Luxembourg - 0.6%
Brait SA	6,003,514	23,611
Samsonite International SA	12,773,700	26,536
TOTAL LUXEMBOURG		50,147
Netherlands - 3.2%
AEGON NV	5,028,800	28,124
ASML Holding NV	1,002,900	55,129
Gemalto NV	609,781	55,025
ING Groep NV (Certificaten Van Aandelen) (a)	5,244,400	46,665
LyondellBasell Industries NV Class A	474,800	25,350
Randstad Holding NV	687,872	22,455
Yandex NV (a)	1,582,600	36,843
TOTAL NETHERLANDS		269,591
Common Stocks - continued
	Shares	Value (000s)
Norway - 1.1%
DnB NOR ASA	5,448,955	$ 68,049
Gjensidige Forsikring ASA	1,761,200	25,732
TOTAL NORWAY		93,781
Poland - 0.5%
Eurocash SA	3,593,990	43,891
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	20,122
Russia - 0.6%
Mobile TeleSystems OJSC sponsored ADR	2,888,700	49,512
South Africa - 0.4%
Shoprite Holdings Ltd.	1,552,300	31,921
Spain - 2.2%
Amadeus IT Holding SA Class A	1,011,100	25,031
Banco Bilbao Vizcaya Argentaria SA	6,088,557	50,876
Grifols SA ADR	1,151,000	28,959
Inditex SA	651,829	83,169
TOTAL SPAIN		188,035
Sweden - 2.4%
Atlas Copco AB (A Shares)	2,847,300	70,014
Intrum Justitia AB	1,835,800	26,570
Svenska Handelsbanken AB (A Shares)	1,879,500	64,379
Swedish Match Co. AB	1,250,800	42,618
TOTAL SWEDEN		203,581
Switzerland - 5.3%
Adecco SA (Reg.)	574,043	27,762
Partners Group Holding AG	230,056	48,689
Roche Holding AG (participation certificate)	394,417	75,851
Schindler Holding AG (participation certificate)	554,147	73,010
SGS SA (Reg.)	12,520	26,511
Swatch Group AG (Bearer)	36,702	15,188
Syngenta AG (Switzerland)	81,540	31,792
UBS AG	4,126,610	61,914
Zurich Financial Services AG	346,539	85,398
TOTAL SWITZERLAND		446,115
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	4,683,100	10,764
United Kingdom - 21.2%
Aberdeen Asset Management PLC	5,975,132	31,289
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Aggreko PLC	1,385,300	$ 48,064
Anglo American PLC (United Kingdom)	774,600	23,788
Ashmore Group PLC	3,169,400	18,602
Barclays PLC	12,279,312	45,406
Bellway PLC	972,300	15,863
BG Group PLC	4,571,872	84,661
BHP Billiton PLC	3,972,023	127,308
British American Tobacco PLC (United Kingdom)	2,438,600	120,954
British Land Co. PLC	5,756,734	49,097
Diageo PLC	4,065,857	116,237
Domino's Pizza UK & IRL PLC	2,378,100	19,399
GlaxoSmithKline PLC	2,658,600	59,572
Hikma Pharmaceuticals PLC	1,964,745	23,447
HSBC Holdings PLC (United Kingdom)	10,856,757	107,040
Intertek Group PLC	748,200	34,037
Jazztel PLC (a)	5,843,900	38,706
Legal & General Group PLC	36,980,100	79,967
Lloyds Banking Group PLC (a)	46,760,800	30,792
London Stock Exchange Group PLC	1,497,400	23,572
Meggitt PLC	6,792,200	42,309
Next PLC	514,144	29,587
Ocado Group PLC (a)(d)	14,388,400	14,976
Persimmon PLC	2,345,100	30,086
Rolls-Royce Group PLC	4,197,715	57,884
Rolls-Royce Group PLC Class C	319,026,340	515
Rotork PLC	717,800	26,387
Royal Dutch Shell PLC Class B (United Kingdom)	6,206,463	219,543
SABMiller PLC	1,096,800	46,984
Standard Chartered PLC (United Kingdom)	1,697,617	40,093
Taylor Wimpey PLC	21,518,200	21,217
The Weir Group PLC	747,600	21,016
Ultra Electronics Holdings PLC	614,667	16,793
Vodafone Group PLC	45,146,543	122,602
TOTAL UNITED KINGDOM		1,787,793
United States of America - 3.7%
Beam, Inc.	387,400	21,524
Citrix Systems, Inc. (a)	303,600	18,766
Cognizant Technology Solutions Corp. Class A (a)	405,700	27,040
Dollar General Corp. (a)	378,800	18,417
GNC Holdings, Inc.	770,900	29,811
MasterCard, Inc. Class A	160,100	73,795
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Michael Kors Holdings Ltd.	542,300	$ 29,658
Royal Gold, Inc.	394,800	34,774
Total System Services, Inc.	1,094,700	24,620
Watson Pharmaceuticals, Inc. (a)	308,100	26,481
Workday, Inc.	102,600	4,976
TOTAL UNITED STATES OF AMERICA		309,862
TOTAL COMMON STOCKS (Cost $7,245,196)		8,035,964
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
Volkswagen AG (Cost $69,724)	478,400	98,964
Investment Companies - 0.0%

Cyprus - 0.0%
Aisi Realty Public Ltd. (a) (Cost $7,371)	529,830	628
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.19% (b)	250,136,921	250,137
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	24,238,785	24,239
TOTAL MONEY MARKET FUNDS (Cost $274,376)		274,376
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $7,596,667)		8,409,932
NET OTHER ASSETS (LIABILITIES) - 0.1%		6,607
NET ASSETS - 100%		$ 8,416,539
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	4,230
Total	$ 4,366
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 240	$ 469	$ -	$ -	$ -
Boyner Buyuk Magazacilik A/S	10,096	-	1,569	-	10,764
China Kanghui Holdings sponsored ADR	27,375	-	53,149	-	-
Total	$ 37,711	$ 469	$ 54,718	$ -	$ 10,764
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,302,675	$ 1,258,410	$ 44,265	$ -
Consumer Staples	815,505	444,109	371,396	-
Energy	486,161	202,190	283,971	-
Financials	1,939,678	1,500,271	439,407	-
Health Care	618,113	316,498	301,615	-
Industrials	1,137,857	1,093,285	44,572	-
Information Technology	877,135	791,617	85,518	-
Materials	533,970	374,870	159,100	-
Telecommunication Services	350,983	228,381	122,602	-
Utilities	72,851	72,851	-	-
Investment Companies	628	628	-	-
Money Market Funds	274,376	274,376	-	-
Total Investments in Securities:	$ 8,409,932	$ 6,557,486	$ 1,852,446	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,546,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $22,961) - See accompanying schedule: Unaffiliated issuers (cost $7,310,529)	$ 8,124,792
Fidelity Central Funds (cost $274,376)	274,376
Other affiliated issuers (cost $11,762)	10,764
Total Investments (cost $7,596,667)		$ 8,409,932
Receivable for investments sold		58,219
Receivable for fund shares sold		9,069
Dividends receivable		15,860
Distributions receivable from Fidelity Central Funds		76
Other receivables		4,417
Total assets		8,497,573

Liabilities
Payable for investments purchased	$ 8,942
Payable for fund shares redeemed	39,507
Accrued management fee	6,216
Distribution and service plan fees payable	113
Other affiliated payables	1,450
Other payables and accrued expenses	567
Collateral on securities loaned, at value	24,239
Total liabilities		81,034

Net Assets		$ 8,416,539
Net Assets consist of:
Paid in capital		$ 9,152,089
Undistributed net investment income		126,507
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,674,222)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		812,165
Net Assets		$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($298,501 ÷ 9,429.0 shares)	$ 31.66

Maximum offering price per share (100/94.25 of $31.66)	$ 33.59
Class T: Net Asset Value and redemption price per share ($45,884 ÷ 1,460.2 shares)	$ 31.42

Maximum offering price per share (100/96.50 of $31.42)	$ 32.56
Class B: Net Asset Value and offering price per share ($7,536 ÷ 240.9 shares)A	$ 31.28

Class C: Net Asset Value and offering price per share ($29,746 ÷ 949.8 shares)A	$ 31.32

International Discovery: Net Asset Value, offering price and redemption price per share ($5,964,762 ÷ 186,908.1 shares)	$ 31.91

Class K: Net Asset Value, offering price and redemption price per share ($1,775,900 ÷ 55,719.4 shares)	$ 31.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($294,210 ÷ 9,232.8 shares)	$ 31.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 229,743
Interest		19
Income from Fidelity Central Funds		4,366
Income before foreign taxes withheld		234,128
Less foreign taxes withheld		(11,538)
Total income		222,590

Expenses
Management fee Basic fee	$ 58,065
Performance adjustment	2,707
Transfer agent fees	16,195
Distribution and service plan fees	1,384
Accounting and security lending fees	1,720
Custodian fees and expenses	1,316
Independent trustees' compensation	54
Registration fees	181
Audit	114
Legal	42
Interest	5
Miscellaneous	95
Total expenses before reductions	81,878
Expense reductions	(2,500)	79,378
Net investment income (loss)		143,212
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(217,363)
Other affiliated issuers	11,560
Foreign currency transactions	(1,776)
Total net realized gain (loss)		(207,579)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,062)	763,571
Assets and liabilities in foreign currencies	(1,430)
Total change in net unrealized appreciation (depreciation)		762,141
Net gain (loss)		554,562
Net increase (decrease) in net assets resulting from operations		$ 697,774

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 143,212	$ 161,608
Net realized gain (loss)	(207,579)	501,938
Change in net unrealized appreciation (depreciation)	762,141	(1,247,522)
Net increase (decrease) in net assets resulting from operations	697,774	(583,976)
Distributions to shareholders from net investment income	(118,968)	(149,936)
Distributions to shareholders from net realized gain	-	(48,090)
Total distributions	(118,968)	(198,026)
Share transactions - net increase (decrease)	(915,362)	(537,341)
Redemption fees	128	160
Total increase (decrease) in net assets	(336,428)	(1,319,183)

Net Assets
Beginning of period	8,752,967	10,072,150
End of period (including undistributed net investment income of $126,507 and undistributed net investment income of $102,433, respectively)	$ 8,416,539	$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Income from Investment Operations
Net investment income (loss) C	.41	.42	.31	.31	.46
Net realized and unrealized gain (loss)	2.11	(2.52)	3.51	4.84	(22.08)
Total from investment operations	2.52	(2.10)	3.82	5.15	(21.62)
Distributions from net investment income	(.29)	(.38)	(.28)	(.26)	(.37)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.29)	(.54)	(.32)	(.26)	(2.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Total Return A, B	8.70%	(6.71)%	13.43%	22.14%	(47.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.30%	1.33%	1.37%	1.32%
Expenses net of fee waivers, if any	1.34%	1.29%	1.33%	1.37%	1.32%
Expenses net of all reductions	1.31%	1.25%	1.28%	1.32%	1.29%
Net investment income (loss)	1.41%	1.31%	1.06%	1.28%	1.27%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 320	$ 392	$ 414	$ 380
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Income from Investment Operations
Net investment income (loss) C	.34	.34	.23	.24	.33
Net realized and unrealized gain (loss)	2.09	(2.51)	3.48	4.81	(21.94)
Total from investment operations	2.43	(2.17)	3.71	5.05	(21.61)
Distributions from net investment income	(.19)	(.30)	(.21)	(.19)	(.29)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.19)	(.46)	(.25)	(.19)	(1.96)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Total Return A, B	8.41%	(6.96)%	13.14%	21.79%	(47.84)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.56%	1.60%	1.65%	1.68%
Expenses net of fee waivers, if any	1.59%	1.55%	1.60%	1.65%	1.68%
Expenses net of all reductions	1.56%	1.51%	1.56%	1.60%	1.64%
Net investment income (loss)	1.16%	1.05%	.79%	1.00%	.91%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 61	$ 92	$ 83	$ 64
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Income from Investment Operations
Net investment income (loss) C	.19	.17	.08	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.48)	3.44	4.81	(21.77)
Total from investment operations	2.28	(2.31)	3.52	4.93	(21.62)
Distributions from net investment income	(.02)	(.12)	(.06)	-	(.16)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.02)	(.27) H	(.10)	-	(1.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Total Return A, B	7.85%	(7.39)%	12.52%	21.20%	(48.11)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of fee waivers, if any	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of all reductions	2.06%	2.02%	2.08%	2.11%	2.15%
Net investment income (loss)	.66%	.54%	.27%	.49%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 10	$ 14	$ 16	$ 15
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Income from Investment Operations
Net investment income (loss) C	.19	.18	.09	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.49)	3.45	4.82	(21.82)
Total from investment operations	2.28	(2.31)	3.54	4.94	(21.67)
Distributions from net investment income	(.04)	(.14)	(.05)	(.02)	(.17)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.04)	(.29) H	(.09)	(.02)	(1.84)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Total Return A, B	7.86%	(7.37)%	12.54%	21.22%	(48.10)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.05%	2.09%	2.14%	2.17%
Expenses net of fee waivers, if any	2.09%	2.04%	2.09%	2.14%	2.17%
Expenses net of all reductions	2.06%	2.00%	2.05%	2.09%	2.13%
Net investment income (loss)	.66%	.56%	.30%	.51%	.42%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 33	$ 44	$ 43	$ 36
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Income from Investment Operations
Net investment income (loss) B	.51	.53	.40	.37	.57
Net realized and unrealized gain (loss)	2.12	(2.54)	3.54	4.88	(22.29)
Total from investment operations	2.63	(2.01)	3.94	5.25	(21.72)
Distributions from net investment income	(.41)	(.48)	(.35)	(.34)	(.41)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.64)	(.39)	(.34)	(2.08)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Total Return A	9.03%	(6.39)%	13.76%	22.47%	(47.55)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	.97%	1.05%	1.12%	1.09%
Expenses net of fee waivers, if any	1.01%	.96%	1.05%	1.12%	1.09%
Expenses net of all reductions	.98%	.92%	1.00%	1.07%	1.05%
Net investment income (loss)	1.73%	1.64%	1.35%	1.53%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$ 5,965	$ 6,806	$ 8,133	$ 8,114	$ 6,999
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.57	.58	.46	.44	.10
Net realized and unrealized gain (loss)	2.11	(2.54)	3.53	4.86	(16.52)
Total from investment operations	2.68	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.47)	(.55)	(.41)	(.42)	-
Distributions from net realized gain	-	(.16)	(.04)	-	-
Total distributions	(.47)	(.70) J	(.45)	(.42)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B, C	9.24%	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.83%	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.83%	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.80%	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.91%	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,776	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	68%	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Income from Investment Operations
Net investment income (loss) B	.52	.54	.41	.39	.53
Net realized and unrealized gain (loss)	2.11	(2.55)	3.55	4.86	(22.24)
Total from investment operations	2.63	(2.01)	3.96	5.25	(21.71)
Distributions from net investment income	(.41)	(.50)	(.38)	(.39)	(.44)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.65) G	(.42)	(.39)	(2.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Total Return A	9.07%	(6.39)%	13.84%	22.52%	(47.51)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	.95%	.99%	1.05%	1.05%
Expenses net of fee waivers, if any	1.00%	.94%	.99%	1.05%	1.05%
Expenses net of all reductions	.97%	.90%	.95%	1.00%	1.01%
Net investment income (loss)	1.75%	1.66%	1.40%	1.60%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 278	$ 319	$ 267	$ 159
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,161,331
Gross unrealized depreciation	(475,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 685,409

Tax Cost	$ 7,724,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 134,442
Capital loss carryforward	$ (1,554,149)
Net unrealized appreciation (depreciation)	$ 684,309

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (1,350,018)
No expiration
Short-term	$ (204,131)
Total capital loss carryforward	$ (1,554,149)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 118,968	$ 198,026

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,561,781 and $6,703,146, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 733	$ 11
Class T	.25%	.25%	262	1
Class B	.75%	.25%	86	64
Class C	.75%	.25%	303	21
			$ 1,384	$ 97

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	6
Class B*	18
Class C*	1
$ 70

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 891.30
Class T	159.30
Class B	26.30
Class C	91.30
International Discovery	13,666.23
Class K	764.05
Institutional Class	598.21
	$ 16,195

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,873.34%		$ 5

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,230, including $18 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,500 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 3,123	$ 4,617
Class T	388	859
Class B	6	51
Class C	44	184
International Discovery	90,633	121,061
Class K	20,917	18,291
Institutional Class	3,857	4,873
Total	$ 118,968	$ 149,936
From net realized gain
Class A	$ -	$ 1,880
Class T	-	439
Class B	-	69
Class C	-	209
International Discovery	-	38,831
Class K	-	5,143
Institutional Class	-	1,519
Total	$ -	$ 48,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,927	2,821	$ 56,732	$ 91,649
Reinvestment of distributions	101	173	2,828	5,606
Shares redeemed	(3,468)	(4,335)	(100,935)	(139,721)
Net increase (decrease)	(1,440)	(1,341)	$ (41,375)	$ (42,466)
Class T
Shares sold	220	443	$ 6,409	$ 14,328
Reinvestment of distributions	13	38	369	1,235
Shares redeemed	(860)	(1,286)	(25,207)	(41,028)
Net increase (decrease)	(627)	(805)	$ (18,429)	$ (25,465)
Class B
Shares sold	3	21	$ 87	$ 671
Reinvestment of distributions	-	3	5	111
Shares redeemed	(113)	(130)	(3,297)	(4,124)
Net increase (decrease)	(110)	(106)	$ (3,205)	$ (3,342)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	212	183	$ 6,111	$ 5,847
Reinvestment of distributions	1	11	39	344
Shares redeemed	(395)	(437)	(11,440)	(13,875)
Net increase (decrease)	(182)	(243)	$ (5,290)	$ (7,684)
International Discovery
Shares sold	20,324	32,543	$ 608,478	$ 1,052,266
Reinvestment of distributions	3,081	4,718	86,858	153,551
Shares redeemed	(65,748)	(59,489)	(1,937,202)	(1,934,353)
Net increase (decrease)	(42,343)	(22,228)	$ (1,241,866)	$ (728,536)
Class K
Shares sold	26,836	18,148	$ 788,860	$ 593,408
Reinvestment of distributions	744	722	20,917	23,434
Shares redeemed	(13,817)	(10,275)	(410,022)	(330,258)
Net increase (decrease)	13,763	8,595	$ 399,755	$ 286,584
Institutional Class
Shares sold	2,049	2,364	$ 59,460	$ 75,348
Reinvestment of distributions	53	69	1,502	2,254
Shares redeemed	(2,256)	(2,923)	(65,914)	(94,034)
Net increase (decrease)	(154)	(490)	$ (4,952)	$ (16,432)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.555	$0.032

Institutional Class designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/11	$0.449	$0.0345

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

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AIDI-UANN-1212
1.806657.107

Fidelity®

International Discovery

Fund -
Class K

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class KA,B	9.24%	-5.53%	9.21%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performances may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the year, the fund's Class K shares returned 9.24%, outpacing the 4.76% gain of the MSCI® EAFE® Index. Security selection drove relative performance, with particularly strong contributions my choices within from Europe ex U.K., Japan and emerging markets. Stock picks in consumer staples and information technology also helped. Top individual contributors included Netherlands-based digital security leader Gemalto, whose strong gain was fueled by the worldwide growth of mobile and cloud computing. Shares of Hong Kong's Techtronic Industries, whose products include Ryobi power tools and Hoover vacuums, moved sharply higher, due to resilience in the U.S., where it sells a lot of its goods. An investment in drugstore retailer Cosmos Pharmaceutical in Japan also helped, buoyed by expansion into new markets. By contrast, security selection in the U.K. detracted. The biggest individual disappointments were online retailers in Japan: Start Today and Rakuten. Both stocks declined as business slowed and competition increased. Techtronic, Cosmos and Start Today were not in the index, and Start Today was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,033.30	$ 7.21
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.15
Class T	1.67%
Actual		$ 1,000.00	$ 1,031.90	$ 8.53
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.47
Class B	2.16%
Actual		$ 1,000.00	$ 1,029.30	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 1,029.60	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
International Discovery	1.08%
Actual		$ 1,000.00	$ 1,035.00	$ 5.52
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class K	.90%
Actual		$ 1,000.00	$ 1,035.70	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.57
Institutional Class	1.07%
Actual		$ 1,000.00	$ 1,035.10	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 21.2%
Japan 16.1%
France 8.5%
Germany 8.3%
United States of America 7.0%
Switzerland 5.3%
Netherlands 3.2%
Australia 3.0%
Italy 2.7%
Other 24.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 21.0%
Japan 16.7%
United States of America 6.7%
France 6.2%
Germany 5.4%
Netherlands 4.7%
Switzerland 4.5%
Korea (South) 3.9%
Australia 3.4%
Other 27.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.7	97.5
Short-Term Investments and Net Other Assets (Liabilities)	3.3	2.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	2.7
ORIX Corp. (Japan, Diversified Financial Services)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.6	1.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.3
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.5	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.4	1.1
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.4	1.8
Diageo PLC (United Kingdom, Beverages)	1.4	1.2
BNP Paribas SA (France, Commercial Banks)	1.3	0.7
	15.9
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	18.9
Consumer Discretionary	15.5	15.8
Industrials	13.5	12.6
Information Technology	10.4	12.7
Consumer Staples	9.7	11.2
Health Care	7.2	6.5
Materials	6.4	7.5
Energy	5.9	6.7
Telecommunication Services	4.2	4.9
Utilities	0.9	0.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,818,449	$ 127,296
Commonwealth Bank of Australia	1,009,530	60,519
Ramsay Health Care Ltd.	1,305,776	32,206
Spark Infrastructure Group unit	19,962,099	35,020
TOTAL AUSTRALIA		255,041
Bailiwick of Jersey - 1.9%
Experian PLC	5,023,200	86,736
Wolseley PLC	1,576,864	68,935
TOTAL BAILIWICK OF JERSEY		155,671
Belgium - 1.6%
Anheuser-Busch InBev SA NV	1,604,727	134,205
Bermuda - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	6,458,000	37,831
Brazil - 1.2%
Arezzo Industria e Comercio SA	570,800	10,188
Qualicorp SA (a)	4,567,000	46,861
Souza Cruz SA	1,909,200	24,910
Totvs SA	1,077,500	21,910
TOTAL BRAZIL		103,869
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	716,328	1,951
Mail.ru Group Ltd. GDR (Reg. S)	676,800	22,571
TOTAL BRITISH VIRGIN ISLANDS		24,522
Canada - 0.5%
Goldcorp, Inc.	571,200	25,822
InterOil Corp. (a)(d)	204,400	13,180
TOTAL CANADA		39,002
Cayman Islands - 0.4%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	439,400	15,203
Sands China Ltd.	4,911,200	18,472
TOTAL CAYMAN ISLANDS		33,675
Denmark - 1.9%
Novo Nordisk A/S Series B	819,389	131,361
William Demant Holding A/S (a)	337,100	28,993
TOTAL DENMARK		160,354
Common Stocks - continued
	Shares	Value (000s)
France - 8.5%
Arkema SA	341,370	$ 31,123
Atos Origin SA	384,842	25,843
AXA SA	4,066,402	64,645
BNP Paribas SA	2,238,845	112,622
Bureau Veritas SA	535,700	56,888
Credit Agricole SA (a)	3,474,800	26,158
Iliad SA	339,150	52,245
Lafarge SA (Bearer)	458,700	26,861
LVMH Moet Hennessy - Louis Vuitton SA	428,223	69,602
PPR SA	398,700	70,101
Sanofi SA	953,011	83,701
Schneider Electric SA	1,208,000	75,524
Technip SA	192,300	21,660
TOTAL FRANCE		716,973
Germany - 7.1%
Aareal Bank AG (a)	1,044,895	22,414
Allianz AG	385,690	47,822
BASF AG	979,717	81,182
Bayerische Motoren Werke AG (BMW)	959,142	76,394
Brenntag AG	288,900	36,412
Fresenius Medical Care AG & Co. KGaA	384,000	26,981
Fresenius SE & Co. KGaA	161,700	18,444
GEA Group AG	992,880	31,002
Gerry Weber International AG (Bearer)	320,600	14,552
GSW Immobilien AG	497,845	20,484
HeidelbergCement Finance AG	504,300	26,728
MTU Aero Engines Holdings AG	286,300	24,039
SAP AG	1,172,710	85,518
Siemens AG	442,361	44,572
Wirecard AG	1,592,900	36,400
TOTAL GERMANY		592,944
Hong Kong - 1.9%
AIA Group Ltd.	15,454,400	61,219
HKT Trust / HKT Ltd. unit	23,518,000	21,818
Techtronic Industries Co. Ltd.	39,683,000	75,576
TOTAL HONG KONG		158,613
India - 1.0%
Apollo Hospitals Enterprise Ltd.	442,506	6,415
Common Stocks - continued
	Shares	Value (000s)
India - continued
Housing Development Finance Corp. Ltd.	3,327,565	$ 47,147
Titan Industries Ltd.	6,456,377	31,115
TOTAL INDIA		84,677
Indonesia - 0.7%
PT Media Nusantara Citra Tbk	42,573,500	12,522
PT Sarana Menara Nusantara Tbk (a)	6,310,500	12,811
PT Tower Bersama Infrastructure Tbk (a)	55,223,500	28,747
TOTAL INDONESIA		54,080
Ireland - 1.8%
Accenture PLC Class A	854,400	57,595
James Hardie Industries NV CDI	6,070,470	58,162
Paddy Power PLC (Ireland)	503,500	37,160
TOTAL IRELAND		152,917
Israel - 0.4%
Check Point Software Technologies Ltd. (a)	743,300	33,099
Italy - 2.7%
ENI SpA	2,799,900	64,428
Fiat Industrial SpA	3,323,832	35,995
Prada SpA	4,029,100	32,856
Prysmian SpA	1,518,800	29,214
Saipem SpA	1,502,203	67,486
TOTAL ITALY		229,979
Japan - 16.1%
ABC-Mart, Inc.	1,177,300	51,617
Aeon Credit Service Co. Ltd.	2,050,800	43,518
Aozora Bank Ltd.	7,872,000	22,187
Calbee, Inc.	351,700	32,293
Chiyoda Corp.	2,780,000	44,853
Cosmos Pharmaceutical Corp.	419,800	41,386
Credit Saison Co. Ltd.	881,500	19,357
Daito Trust Construction Co. Ltd.	212,800	21,485
Don Quijote Co. Ltd.	1,818,400	71,638
Fanuc Corp.	290,400	46,236
Fast Retailing Co. Ltd.	210,800	46,950
Hitachi Ltd.	8,642,000	45,792
Honda Motor Co. Ltd.	1,472,400	44,265
Japan Tobacco, Inc.	2,815,200	77,794
JS Group Corp.	1,856,500	41,046
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
JSR Corp.	2,283,400	$ 39,129
Kakaku.com, Inc.	810,600	27,771
Keyence Corp.	304,060	80,671
Mitsubishi Estate Co. Ltd.	2,651,000	52,436
Mitsubishi UFJ Financial Group, Inc.	15,161,400	68,590
Nintendo Co. Ltd.	201,200	25,909
ORIX Corp.	1,321,050	135,696
Park24 Co. Ltd.	1,342,800	23,078
Rakuten, Inc.	7,986,500	71,831
Seven Bank Ltd.	12,837,900	36,666
Ship Healthcare Holdings, Inc.	534,800	17,840
So-net M3, Inc.	5,725	11,001
Softbank Corp.	775,300	24,542
Suzuki Motor Corp.	1,383,700	31,338
Unicharm Corp.	622,700	33,697
USS Co. Ltd.	196,050	20,605
TOTAL JAPAN		1,351,217
Korea (South) - 2.5%
Hyundai Motor Co.	273,935	56,404
Kia Motors Corp.	285,255	15,854
LG Household & Health Care Ltd.	56,182	33,029
NHN Corp.	64,289	14,888
Orion Corp.	14,973	14,062
Samsung Electronics Co. Ltd.	64,872	77,943
TOTAL KOREA (SOUTH)		212,180
Luxembourg - 0.6%
Brait SA	6,003,514	23,611
Samsonite International SA	12,773,700	26,536
TOTAL LUXEMBOURG		50,147
Netherlands - 3.2%
AEGON NV	5,028,800	28,124
ASML Holding NV	1,002,900	55,129
Gemalto NV	609,781	55,025
ING Groep NV (Certificaten Van Aandelen) (a)	5,244,400	46,665
LyondellBasell Industries NV Class A	474,800	25,350
Randstad Holding NV	687,872	22,455
Yandex NV (a)	1,582,600	36,843
TOTAL NETHERLANDS		269,591
Common Stocks - continued
	Shares	Value (000s)
Norway - 1.1%
DnB NOR ASA	5,448,955	$ 68,049
Gjensidige Forsikring ASA	1,761,200	25,732
TOTAL NORWAY		93,781
Poland - 0.5%
Eurocash SA	3,593,990	43,891
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	20,122
Russia - 0.6%
Mobile TeleSystems OJSC sponsored ADR	2,888,700	49,512
South Africa - 0.4%
Shoprite Holdings Ltd.	1,552,300	31,921
Spain - 2.2%
Amadeus IT Holding SA Class A	1,011,100	25,031
Banco Bilbao Vizcaya Argentaria SA	6,088,557	50,876
Grifols SA ADR	1,151,000	28,959
Inditex SA	651,829	83,169
TOTAL SPAIN		188,035
Sweden - 2.4%
Atlas Copco AB (A Shares)	2,847,300	70,014
Intrum Justitia AB	1,835,800	26,570
Svenska Handelsbanken AB (A Shares)	1,879,500	64,379
Swedish Match Co. AB	1,250,800	42,618
TOTAL SWEDEN		203,581
Switzerland - 5.3%
Adecco SA (Reg.)	574,043	27,762
Partners Group Holding AG	230,056	48,689
Roche Holding AG (participation certificate)	394,417	75,851
Schindler Holding AG (participation certificate)	554,147	73,010
SGS SA (Reg.)	12,520	26,511
Swatch Group AG (Bearer)	36,702	15,188
Syngenta AG (Switzerland)	81,540	31,792
UBS AG	4,126,610	61,914
Zurich Financial Services AG	346,539	85,398
TOTAL SWITZERLAND		446,115
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	4,683,100	10,764
United Kingdom - 21.2%
Aberdeen Asset Management PLC	5,975,132	31,289
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Aggreko PLC	1,385,300	$ 48,064
Anglo American PLC (United Kingdom)	774,600	23,788
Ashmore Group PLC	3,169,400	18,602
Barclays PLC	12,279,312	45,406
Bellway PLC	972,300	15,863
BG Group PLC	4,571,872	84,661
BHP Billiton PLC	3,972,023	127,308
British American Tobacco PLC (United Kingdom)	2,438,600	120,954
British Land Co. PLC	5,756,734	49,097
Diageo PLC	4,065,857	116,237
Domino's Pizza UK & IRL PLC	2,378,100	19,399
GlaxoSmithKline PLC	2,658,600	59,572
Hikma Pharmaceuticals PLC	1,964,745	23,447
HSBC Holdings PLC (United Kingdom)	10,856,757	107,040
Intertek Group PLC	748,200	34,037
Jazztel PLC (a)	5,843,900	38,706
Legal & General Group PLC	36,980,100	79,967
Lloyds Banking Group PLC (a)	46,760,800	30,792
London Stock Exchange Group PLC	1,497,400	23,572
Meggitt PLC	6,792,200	42,309
Next PLC	514,144	29,587
Ocado Group PLC (a)(d)	14,388,400	14,976
Persimmon PLC	2,345,100	30,086
Rolls-Royce Group PLC	4,197,715	57,884
Rolls-Royce Group PLC Class C	319,026,340	515
Rotork PLC	717,800	26,387
Royal Dutch Shell PLC Class B (United Kingdom)	6,206,463	219,543
SABMiller PLC	1,096,800	46,984
Standard Chartered PLC (United Kingdom)	1,697,617	40,093
Taylor Wimpey PLC	21,518,200	21,217
The Weir Group PLC	747,600	21,016
Ultra Electronics Holdings PLC	614,667	16,793
Vodafone Group PLC	45,146,543	122,602
TOTAL UNITED KINGDOM		1,787,793
United States of America - 3.7%
Beam, Inc.	387,400	21,524
Citrix Systems, Inc. (a)	303,600	18,766
Cognizant Technology Solutions Corp. Class A (a)	405,700	27,040
Dollar General Corp. (a)	378,800	18,417
GNC Holdings, Inc.	770,900	29,811
MasterCard, Inc. Class A	160,100	73,795
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Michael Kors Holdings Ltd.	542,300	$ 29,658
Royal Gold, Inc.	394,800	34,774
Total System Services, Inc.	1,094,700	24,620
Watson Pharmaceuticals, Inc. (a)	308,100	26,481
Workday, Inc.	102,600	4,976
TOTAL UNITED STATES OF AMERICA		309,862
TOTAL COMMON STOCKS (Cost $7,245,196)		8,035,964
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
Volkswagen AG (Cost $69,724)	478,400	98,964
Investment Companies - 0.0%

Cyprus - 0.0%
Aisi Realty Public Ltd. (a) (Cost $7,371)	529,830	628
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.19% (b)	250,136,921	250,137
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	24,238,785	24,239
TOTAL MONEY MARKET FUNDS (Cost $274,376)		274,376
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $7,596,667)		8,409,932
NET OTHER ASSETS (LIABILITIES) - 0.1%		6,607
NET ASSETS - 100%		$ 8,416,539
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	4,230
Total	$ 4,366
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 240	$ 469	$ -	$ -	$ -
Boyner Buyuk Magazacilik A/S	10,096	-	1,569	-	10,764
China Kanghui Holdings sponsored ADR	27,375	-	53,149	-	-
Total	$ 37,711	$ 469	$ 54,718	$ -	$ 10,764
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,302,675	$ 1,258,410	$ 44,265	$ -
Consumer Staples	815,505	444,109	371,396	-
Energy	486,161	202,190	283,971	-
Financials	1,939,678	1,500,271	439,407	-
Health Care	618,113	316,498	301,615	-
Industrials	1,137,857	1,093,285	44,572	-
Information Technology	877,135	791,617	85,518	-
Materials	533,970	374,870	159,100	-
Telecommunication Services	350,983	228,381	122,602	-
Utilities	72,851	72,851	-	-
Investment Companies	628	628	-	-
Money Market Funds	274,376	274,376	-	-
Total Investments in Securities:	$ 8,409,932	$ 6,557,486	$ 1,852,446	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,546,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $22,961) - See accompanying schedule: Unaffiliated issuers (cost $7,310,529)	$ 8,124,792
Fidelity Central Funds (cost $274,376)	274,376
Other affiliated issuers (cost $11,762)	10,764
Total Investments (cost $7,596,667)		$ 8,409,932
Receivable for investments sold		58,219
Receivable for fund shares sold		9,069
Dividends receivable		15,860
Distributions receivable from Fidelity Central Funds		76
Other receivables		4,417
Total assets		8,497,573

Liabilities
Payable for investments purchased	$ 8,942
Payable for fund shares redeemed	39,507
Accrued management fee	6,216
Distribution and service plan fees payable	113
Other affiliated payables	1,450
Other payables and accrued expenses	567
Collateral on securities loaned, at value	24,239
Total liabilities		81,034

Net Assets		$ 8,416,539
Net Assets consist of:
Paid in capital		$ 9,152,089
Undistributed net investment income		126,507
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,674,222)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		812,165
Net Assets		$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($298,501 ÷ 9,429.0 shares)	$ 31.66

Maximum offering price per share (100/94.25 of $31.66)	$ 33.59
Class T: Net Asset Value and redemption price per share ($45,884 ÷ 1,460.2 shares)	$ 31.42

Maximum offering price per share (100/96.50 of $31.42)	$ 32.56
Class B: Net Asset Value and offering price per share ($7,536 ÷ 240.9 shares)A	$ 31.28

Class C: Net Asset Value and offering price per share ($29,746 ÷ 949.8 shares)A	$ 31.32

International Discovery: Net Asset Value, offering price and redemption price per share ($5,964,762 ÷ 186,908.1 shares)	$ 31.91

Class K: Net Asset Value, offering price and redemption price per share ($1,775,900 ÷ 55,719.4 shares)	$ 31.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($294,210 ÷ 9,232.8 shares)	$ 31.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 229,743
Interest		19
Income from Fidelity Central Funds		4,366
Income before foreign taxes withheld		234,128
Less foreign taxes withheld		(11,538)
Total income		222,590

Expenses
Management fee Basic fee	$ 58,065
Performance adjustment	2,707
Transfer agent fees	16,195
Distribution and service plan fees	1,384
Accounting and security lending fees	1,720
Custodian fees and expenses	1,316
Independent trustees' compensation	54
Registration fees	181
Audit	114
Legal	42
Interest	5
Miscellaneous	95
Total expenses before reductions	81,878
Expense reductions	(2,500)	79,378
Net investment income (loss)		143,212
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(217,363)
Other affiliated issuers	11,560
Foreign currency transactions	(1,776)
Total net realized gain (loss)		(207,579)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,062)	763,571
Assets and liabilities in foreign currencies	(1,430)
Total change in net unrealized appreciation (depreciation)		762,141
Net gain (loss)		554,562
Net increase (decrease) in net assets resulting from operations		$ 697,774

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 143,212	$ 161,608
Net realized gain (loss)	(207,579)	501,938
Change in net unrealized appreciation (depreciation)	762,141	(1,247,522)
Net increase (decrease) in net assets resulting from operations	697,774	(583,976)
Distributions to shareholders from net investment income	(118,968)	(149,936)
Distributions to shareholders from net realized gain	-	(48,090)
Total distributions	(118,968)	(198,026)
Share transactions - net increase (decrease)	(915,362)	(537,341)
Redemption fees	128	160
Total increase (decrease) in net assets	(336,428)	(1,319,183)

Net Assets
Beginning of period	8,752,967	10,072,150
End of period (including undistributed net investment income of $126,507 and undistributed net investment income of $102,433, respectively)	$ 8,416,539	$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Income from Investment Operations
Net investment income (loss) C	.41	.42	.31	.31	.46
Net realized and unrealized gain (loss)	2.11	(2.52)	3.51	4.84	(22.08)
Total from investment operations	2.52	(2.10)	3.82	5.15	(21.62)
Distributions from net investment income	(.29)	(.38)	(.28)	(.26)	(.37)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.29)	(.54)	(.32)	(.26)	(2.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Total Return A, B	8.70%	(6.71)%	13.43%	22.14%	(47.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.30%	1.33%	1.37%	1.32%
Expenses net of fee waivers, if any	1.34%	1.29%	1.33%	1.37%	1.32%
Expenses net of all reductions	1.31%	1.25%	1.28%	1.32%	1.29%
Net investment income (loss)	1.41%	1.31%	1.06%	1.28%	1.27%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 320	$ 392	$ 414	$ 380
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Income from Investment Operations
Net investment income (loss) C	.34	.34	.23	.24	.33
Net realized and unrealized gain (loss)	2.09	(2.51)	3.48	4.81	(21.94)
Total from investment operations	2.43	(2.17)	3.71	5.05	(21.61)
Distributions from net investment income	(.19)	(.30)	(.21)	(.19)	(.29)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.19)	(.46)	(.25)	(.19)	(1.96)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Total Return A, B	8.41%	(6.96)%	13.14%	21.79%	(47.84)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.56%	1.60%	1.65%	1.68%
Expenses net of fee waivers, if any	1.59%	1.55%	1.60%	1.65%	1.68%
Expenses net of all reductions	1.56%	1.51%	1.56%	1.60%	1.64%
Net investment income (loss)	1.16%	1.05%	.79%	1.00%	.91%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 61	$ 92	$ 83	$ 64
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Income from Investment Operations
Net investment income (loss) C	.19	.17	.08	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.48)	3.44	4.81	(21.77)
Total from investment operations	2.28	(2.31)	3.52	4.93	(21.62)
Distributions from net investment income	(.02)	(.12)	(.06)	-	(.16)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.02)	(.27) H	(.10)	-	(1.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Total Return A, B	7.85%	(7.39)%	12.52%	21.20%	(48.11)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of fee waivers, if any	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of all reductions	2.06%	2.02%	2.08%	2.11%	2.15%
Net investment income (loss)	.66%	.54%	.27%	.49%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 10	$ 14	$ 16	$ 15
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Income from Investment Operations
Net investment income (loss) C	.19	.18	.09	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.49)	3.45	4.82	(21.82)
Total from investment operations	2.28	(2.31)	3.54	4.94	(21.67)
Distributions from net investment income	(.04)	(.14)	(.05)	(.02)	(.17)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.04)	(.29) H	(.09)	(.02)	(1.84)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Total Return A, B	7.86%	(7.37)%	12.54%	21.22%	(48.10)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.05%	2.09%	2.14%	2.17%
Expenses net of fee waivers, if any	2.09%	2.04%	2.09%	2.14%	2.17%
Expenses net of all reductions	2.06%	2.00%	2.05%	2.09%	2.13%
Net investment income (loss)	.66%	.56%	.30%	.51%	.42%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 33	$ 44	$ 43	$ 36
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Income from Investment Operations
Net investment income (loss) B	.51	.53	.40	.37	.57
Net realized and unrealized gain (loss)	2.12	(2.54)	3.54	4.88	(22.29)
Total from investment operations	2.63	(2.01)	3.94	5.25	(21.72)
Distributions from net investment income	(.41)	(.48)	(.35)	(.34)	(.41)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.64)	(.39)	(.34)	(2.08)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Total Return A	9.03%	(6.39)%	13.76%	22.47%	(47.55)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	.97%	1.05%	1.12%	1.09%
Expenses net of fee waivers, if any	1.01%	.96%	1.05%	1.12%	1.09%
Expenses net of all reductions	.98%	.92%	1.00%	1.07%	1.05%
Net investment income (loss)	1.73%	1.64%	1.35%	1.53%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$ 5,965	$ 6,806	$ 8,133	$ 8,114	$ 6,999
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.57	.58	.46	.44	.10
Net realized and unrealized gain (loss)	2.11	(2.54)	3.53	4.86	(16.52)
Total from investment operations	2.68	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.47)	(.55)	(.41)	(.42)	-
Distributions from net realized gain	-	(.16)	(.04)	-	-
Total distributions	(.47)	(.70) J	(.45)	(.42)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B, C	9.24%	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.83%	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.83%	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.80%	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.91%	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,776	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	68%	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Income from Investment Operations
Net investment income (loss) B	.52	.54	.41	.39	.53
Net realized and unrealized gain (loss)	2.11	(2.55)	3.55	4.86	(22.24)
Total from investment operations	2.63	(2.01)	3.96	5.25	(21.71)
Distributions from net investment income	(.41)	(.50)	(.38)	(.39)	(.44)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.65) G	(.42)	(.39)	(2.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Total Return A	9.07%	(6.39)%	13.84%	22.52%	(47.51)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	.95%	.99%	1.05%	1.05%
Expenses net of fee waivers, if any	1.00%	.94%	.99%	1.05%	1.05%
Expenses net of all reductions	.97%	.90%	.95%	1.00%	1.01%
Net investment income (loss)	1.75%	1.66%	1.40%	1.60%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 278	$ 319	$ 267	$ 159
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,161,331
Gross unrealized depreciation	(475,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 685,409

Tax Cost	$ 7,724,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 134,442
Capital loss carryforward	$ (1,554,149)
Net unrealized appreciation (depreciation)	$ 684,309

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (1,350,018)
No expiration
Short-term	$ (204,131)
Total capital loss carryforward	$ (1,554,149)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 118,968	$ 198,026

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,561,781 and $6,703,146, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 733	$ 11
Class T	.25%	.25%	262	1
Class B	.75%	.25%	86	64
Class C	.75%	.25%	303	21
			$ 1,384	$ 97

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	6
Class B*	18
Class C*	1
$ 70

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 891.30
Class T	159.30
Class B	26.30
Class C	91.30
International Discovery	13,666.23
Class K	764.05
Institutional Class	598.21
	$ 16,195

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,873.34%		$ 5

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,230, including $18 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,500 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 3,123	$ 4,617
Class T	388	859
Class B	6	51
Class C	44	184
International Discovery	90,633	121,061
Class K	20,917	18,291
Institutional Class	3,857	4,873
Total	$ 118,968	$ 149,936
From net realized gain
Class A	$ -	$ 1,880
Class T	-	439
Class B	-	69
Class C	-	209
International Discovery	-	38,831
Class K	-	5,143
Institutional Class	-	1,519
Total	$ -	$ 48,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,927	2,821	$ 56,732	$ 91,649
Reinvestment of distributions	101	173	2,828	5,606
Shares redeemed	(3,468)	(4,335)	(100,935)	(139,721)
Net increase (decrease)	(1,440)	(1,341)	$ (41,375)	$ (42,466)
Class T
Shares sold	220	443	$ 6,409	$ 14,328
Reinvestment of distributions	13	38	369	1,235
Shares redeemed	(860)	(1,286)	(25,207)	(41,028)
Net increase (decrease)	(627)	(805)	$ (18,429)	$ (25,465)
Class B
Shares sold	3	21	$ 87	$ 671
Reinvestment of distributions	-	3	5	111
Shares redeemed	(113)	(130)	(3,297)	(4,124)
Net increase (decrease)	(110)	(106)	$ (3,205)	$ (3,342)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	212	183	$ 6,111	$ 5,847
Reinvestment of distributions	1	11	39	344
Shares redeemed	(395)	(437)	(11,440)	(13,875)
Net increase (decrease)	(182)	(243)	$ (5,290)	$ (7,684)
International Discovery
Shares sold	20,324	32,543	$ 608,478	$ 1,052,266
Reinvestment of distributions	3,081	4,718	86,858	153,551
Shares redeemed	(65,748)	(59,489)	(1,937,202)	(1,934,353)
Net increase (decrease)	(42,343)	(22,228)	$ (1,241,866)	$ (728,536)
Class K
Shares sold	26,836	18,148	$ 788,860	$ 593,408
Reinvestment of distributions	744	722	20,917	23,434
Shares redeemed	(13,817)	(10,275)	(410,022)	(330,258)
Net increase (decrease)	13,763	8,595	$ 399,755	$ 286,584
Institutional Class
Shares sold	2,049	2,364	$ 59,460	$ 75,348
Reinvestment of distributions	53	69	1,502	2,254
Shares redeemed	(2,256)	(2,923)	(65,914)	(94,034)
Net increase (decrease)	(154)	(490)	$ (4,952)	$ (16,432)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/10/12	12/07/12	$0.607	$0.032

Class K designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/05/11	$0.501	$0.0345

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

The Northern Trust Company
Chicago, IL

IGI-K-UANN-1212
1.863305.104

Fidelity®

International Discovery

Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund A	9.03%	-5.70%	9.11%

A Prior to October 1, 2004, Fidelity International Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the year, the fund's Retail Class shares returned 9.03%, outpacing the 4.76% gain of the MSCI® EAFE® Index. Security selection drove relative performance, with particularly strong contributions from my choices within Europe ex U.K., Japan and emerging markets. Stock picks in consumer staples and information technology also helped. Top individual contributors included Netherlands-based digital security leader Gemalto, whose strong gain was fueled by the worldwide growth of mobile and cloud computing. Shares of Hong Kong's Techtronic Industries, whose products include Ryobi power tools and Hoover vacuums, moved sharply higher, due to resilience in the U.S., where it sells a lot of its goods. An investment in drugstore retailer Cosmos Pharmaceutical in Japan also helped, buoyed by expansion into new markets. By contrast, security selection in the U.K. detracted. The biggest individual disappointments were online retailers in Japan: Start Today and Rakuten. Both stocks declined as business slowed and competition increased. Techtronic, Cosmos and Start Today were not in the index, and Start Today was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.41%
Actual		$ 1,000.00	$ 1,033.30	$ 7.21
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.15
Class T	1.67%
Actual		$ 1,000.00	$ 1,031.90	$ 8.53
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.47
Class B	2.16%
Actual		$ 1,000.00	$ 1,029.30	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
Class C	2.16%
Actual		$ 1,000.00	$ 1,029.60	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.94
International Discovery	1.08%
Actual		$ 1,000.00	$ 1,035.00	$ 5.52
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class K	.90%
Actual		$ 1,000.00	$ 1,035.70	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.57
Institutional Class	1.07%
Actual		$ 1,000.00	$ 1,035.10	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 21.2%
Japan 16.1%
France 8.5%
Germany 8.3%
United States of America 7.0%
Switzerland 5.3%
Netherlands 3.2%
Australia 3.0%
Italy 2.7%
Other 24.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 21.0%
Japan 16.7%
United States of America 6.7%
France 6.2%
Germany 5.4%
Netherlands 4.7%
Switzerland 4.5%
Korea (South) 3.9%
Australia 3.4%
Other 27.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.7	97.5
Short-Term Investments and Net Other Assets (Liabilities)	3.3	2.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	2.7
ORIX Corp. (Japan, Diversified Financial Services)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.6	1.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.3
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.5	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.4	1.1
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.4	1.8
Diageo PLC (United Kingdom, Beverages)	1.4	1.2
BNP Paribas SA (France, Commercial Banks)	1.3	0.7
	15.9
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	18.9
Consumer Discretionary	15.5	15.8
Industrials	13.5	12.6
Information Technology	10.4	12.7
Consumer Staples	9.7	11.2
Health Care	7.2	6.5
Materials	6.4	7.5
Energy	5.9	6.7
Telecommunication Services	4.2	4.9
Utilities	0.9	0.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,818,449	$ 127,296
Commonwealth Bank of Australia	1,009,530	60,519
Ramsay Health Care Ltd.	1,305,776	32,206
Spark Infrastructure Group unit	19,962,099	35,020
TOTAL AUSTRALIA		255,041
Bailiwick of Jersey - 1.9%
Experian PLC	5,023,200	86,736
Wolseley PLC	1,576,864	68,935
TOTAL BAILIWICK OF JERSEY		155,671
Belgium - 1.6%
Anheuser-Busch InBev SA NV	1,604,727	134,205
Bermuda - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	6,458,000	37,831
Brazil - 1.2%
Arezzo Industria e Comercio SA	570,800	10,188
Qualicorp SA (a)	4,567,000	46,861
Souza Cruz SA	1,909,200	24,910
Totvs SA	1,077,500	21,910
TOTAL BRAZIL		103,869
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	716,328	1,951
Mail.ru Group Ltd. GDR (Reg. S)	676,800	22,571
TOTAL BRITISH VIRGIN ISLANDS		24,522
Canada - 0.5%
Goldcorp, Inc.	571,200	25,822
InterOil Corp. (a)(d)	204,400	13,180
TOTAL CANADA		39,002
Cayman Islands - 0.4%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	439,400	15,203
Sands China Ltd.	4,911,200	18,472
TOTAL CAYMAN ISLANDS		33,675
Denmark - 1.9%
Novo Nordisk A/S Series B	819,389	131,361
William Demant Holding A/S (a)	337,100	28,993
TOTAL DENMARK		160,354
Common Stocks - continued
	Shares	Value (000s)
France - 8.5%
Arkema SA	341,370	$ 31,123
Atos Origin SA	384,842	25,843
AXA SA	4,066,402	64,645
BNP Paribas SA	2,238,845	112,622
Bureau Veritas SA	535,700	56,888
Credit Agricole SA (a)	3,474,800	26,158
Iliad SA	339,150	52,245
Lafarge SA (Bearer)	458,700	26,861
LVMH Moet Hennessy - Louis Vuitton SA	428,223	69,602
PPR SA	398,700	70,101
Sanofi SA	953,011	83,701
Schneider Electric SA	1,208,000	75,524
Technip SA	192,300	21,660
TOTAL FRANCE		716,973
Germany - 7.1%
Aareal Bank AG (a)	1,044,895	22,414
Allianz AG	385,690	47,822
BASF AG	979,717	81,182
Bayerische Motoren Werke AG (BMW)	959,142	76,394
Brenntag AG	288,900	36,412
Fresenius Medical Care AG & Co. KGaA	384,000	26,981
Fresenius SE & Co. KGaA	161,700	18,444
GEA Group AG	992,880	31,002
Gerry Weber International AG (Bearer)	320,600	14,552
GSW Immobilien AG	497,845	20,484
HeidelbergCement Finance AG	504,300	26,728
MTU Aero Engines Holdings AG	286,300	24,039
SAP AG	1,172,710	85,518
Siemens AG	442,361	44,572
Wirecard AG	1,592,900	36,400
TOTAL GERMANY		592,944
Hong Kong - 1.9%
AIA Group Ltd.	15,454,400	61,219
HKT Trust / HKT Ltd. unit	23,518,000	21,818
Techtronic Industries Co. Ltd.	39,683,000	75,576
TOTAL HONG KONG		158,613
India - 1.0%
Apollo Hospitals Enterprise Ltd.	442,506	6,415
Common Stocks - continued
	Shares	Value (000s)
India - continued
Housing Development Finance Corp. Ltd.	3,327,565	$ 47,147
Titan Industries Ltd.	6,456,377	31,115
TOTAL INDIA		84,677
Indonesia - 0.7%
PT Media Nusantara Citra Tbk	42,573,500	12,522
PT Sarana Menara Nusantara Tbk (a)	6,310,500	12,811
PT Tower Bersama Infrastructure Tbk (a)	55,223,500	28,747
TOTAL INDONESIA		54,080
Ireland - 1.8%
Accenture PLC Class A	854,400	57,595
James Hardie Industries NV CDI	6,070,470	58,162
Paddy Power PLC (Ireland)	503,500	37,160
TOTAL IRELAND		152,917
Israel - 0.4%
Check Point Software Technologies Ltd. (a)	743,300	33,099
Italy - 2.7%
ENI SpA	2,799,900	64,428
Fiat Industrial SpA	3,323,832	35,995
Prada SpA	4,029,100	32,856
Prysmian SpA	1,518,800	29,214
Saipem SpA	1,502,203	67,486
TOTAL ITALY		229,979
Japan - 16.1%
ABC-Mart, Inc.	1,177,300	51,617
Aeon Credit Service Co. Ltd.	2,050,800	43,518
Aozora Bank Ltd.	7,872,000	22,187
Calbee, Inc.	351,700	32,293
Chiyoda Corp.	2,780,000	44,853
Cosmos Pharmaceutical Corp.	419,800	41,386
Credit Saison Co. Ltd.	881,500	19,357
Daito Trust Construction Co. Ltd.	212,800	21,485
Don Quijote Co. Ltd.	1,818,400	71,638
Fanuc Corp.	290,400	46,236
Fast Retailing Co. Ltd.	210,800	46,950
Hitachi Ltd.	8,642,000	45,792
Honda Motor Co. Ltd.	1,472,400	44,265
Japan Tobacco, Inc.	2,815,200	77,794
JS Group Corp.	1,856,500	41,046
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
JSR Corp.	2,283,400	$ 39,129
Kakaku.com, Inc.	810,600	27,771
Keyence Corp.	304,060	80,671
Mitsubishi Estate Co. Ltd.	2,651,000	52,436
Mitsubishi UFJ Financial Group, Inc.	15,161,400	68,590
Nintendo Co. Ltd.	201,200	25,909
ORIX Corp.	1,321,050	135,696
Park24 Co. Ltd.	1,342,800	23,078
Rakuten, Inc.	7,986,500	71,831
Seven Bank Ltd.	12,837,900	36,666
Ship Healthcare Holdings, Inc.	534,800	17,840
So-net M3, Inc.	5,725	11,001
Softbank Corp.	775,300	24,542
Suzuki Motor Corp.	1,383,700	31,338
Unicharm Corp.	622,700	33,697
USS Co. Ltd.	196,050	20,605
TOTAL JAPAN		1,351,217
Korea (South) - 2.5%
Hyundai Motor Co.	273,935	56,404
Kia Motors Corp.	285,255	15,854
LG Household & Health Care Ltd.	56,182	33,029
NHN Corp.	64,289	14,888
Orion Corp.	14,973	14,062
Samsung Electronics Co. Ltd.	64,872	77,943
TOTAL KOREA (SOUTH)		212,180
Luxembourg - 0.6%
Brait SA	6,003,514	23,611
Samsonite International SA	12,773,700	26,536
TOTAL LUXEMBOURG		50,147
Netherlands - 3.2%
AEGON NV	5,028,800	28,124
ASML Holding NV	1,002,900	55,129
Gemalto NV	609,781	55,025
ING Groep NV (Certificaten Van Aandelen) (a)	5,244,400	46,665
LyondellBasell Industries NV Class A	474,800	25,350
Randstad Holding NV	687,872	22,455
Yandex NV (a)	1,582,600	36,843
TOTAL NETHERLANDS		269,591
Common Stocks - continued
	Shares	Value (000s)
Norway - 1.1%
DnB NOR ASA	5,448,955	$ 68,049
Gjensidige Forsikring ASA	1,761,200	25,732
TOTAL NORWAY		93,781
Poland - 0.5%
Eurocash SA	3,593,990	43,891
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	20,122
Russia - 0.6%
Mobile TeleSystems OJSC sponsored ADR	2,888,700	49,512
South Africa - 0.4%
Shoprite Holdings Ltd.	1,552,300	31,921
Spain - 2.2%
Amadeus IT Holding SA Class A	1,011,100	25,031
Banco Bilbao Vizcaya Argentaria SA	6,088,557	50,876
Grifols SA ADR	1,151,000	28,959
Inditex SA	651,829	83,169
TOTAL SPAIN		188,035
Sweden - 2.4%
Atlas Copco AB (A Shares)	2,847,300	70,014
Intrum Justitia AB	1,835,800	26,570
Svenska Handelsbanken AB (A Shares)	1,879,500	64,379
Swedish Match Co. AB	1,250,800	42,618
TOTAL SWEDEN		203,581
Switzerland - 5.3%
Adecco SA (Reg.)	574,043	27,762
Partners Group Holding AG	230,056	48,689
Roche Holding AG (participation certificate)	394,417	75,851
Schindler Holding AG (participation certificate)	554,147	73,010
SGS SA (Reg.)	12,520	26,511
Swatch Group AG (Bearer)	36,702	15,188
Syngenta AG (Switzerland)	81,540	31,792
UBS AG	4,126,610	61,914
Zurich Financial Services AG	346,539	85,398
TOTAL SWITZERLAND		446,115
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	4,683,100	10,764
United Kingdom - 21.2%
Aberdeen Asset Management PLC	5,975,132	31,289
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Aggreko PLC	1,385,300	$ 48,064
Anglo American PLC (United Kingdom)	774,600	23,788
Ashmore Group PLC	3,169,400	18,602
Barclays PLC	12,279,312	45,406
Bellway PLC	972,300	15,863
BG Group PLC	4,571,872	84,661
BHP Billiton PLC	3,972,023	127,308
British American Tobacco PLC (United Kingdom)	2,438,600	120,954
British Land Co. PLC	5,756,734	49,097
Diageo PLC	4,065,857	116,237
Domino's Pizza UK & IRL PLC	2,378,100	19,399
GlaxoSmithKline PLC	2,658,600	59,572
Hikma Pharmaceuticals PLC	1,964,745	23,447
HSBC Holdings PLC (United Kingdom)	10,856,757	107,040
Intertek Group PLC	748,200	34,037
Jazztel PLC (a)	5,843,900	38,706
Legal & General Group PLC	36,980,100	79,967
Lloyds Banking Group PLC (a)	46,760,800	30,792
London Stock Exchange Group PLC	1,497,400	23,572
Meggitt PLC	6,792,200	42,309
Next PLC	514,144	29,587
Ocado Group PLC (a)(d)	14,388,400	14,976
Persimmon PLC	2,345,100	30,086
Rolls-Royce Group PLC	4,197,715	57,884
Rolls-Royce Group PLC Class C	319,026,340	515
Rotork PLC	717,800	26,387
Royal Dutch Shell PLC Class B (United Kingdom)	6,206,463	219,543
SABMiller PLC	1,096,800	46,984
Standard Chartered PLC (United Kingdom)	1,697,617	40,093
Taylor Wimpey PLC	21,518,200	21,217
The Weir Group PLC	747,600	21,016
Ultra Electronics Holdings PLC	614,667	16,793
Vodafone Group PLC	45,146,543	122,602
TOTAL UNITED KINGDOM		1,787,793
United States of America - 3.7%
Beam, Inc.	387,400	21,524
Citrix Systems, Inc. (a)	303,600	18,766
Cognizant Technology Solutions Corp. Class A (a)	405,700	27,040
Dollar General Corp. (a)	378,800	18,417
GNC Holdings, Inc.	770,900	29,811
MasterCard, Inc. Class A	160,100	73,795
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Michael Kors Holdings Ltd.	542,300	$ 29,658
Royal Gold, Inc.	394,800	34,774
Total System Services, Inc.	1,094,700	24,620
Watson Pharmaceuticals, Inc. (a)	308,100	26,481
Workday, Inc.	102,600	4,976
TOTAL UNITED STATES OF AMERICA		309,862
TOTAL COMMON STOCKS (Cost $7,245,196)		8,035,964
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
Volkswagen AG (Cost $69,724)	478,400	98,964
Investment Companies - 0.0%

Cyprus - 0.0%
Aisi Realty Public Ltd. (a) (Cost $7,371)	529,830	628
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.19% (b)	250,136,921	250,137
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	24,238,785	24,239
TOTAL MONEY MARKET FUNDS (Cost $274,376)		274,376
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $7,596,667)		8,409,932
NET OTHER ASSETS (LIABILITIES) - 0.1%		6,607
NET ASSETS - 100%		$ 8,416,539
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	4,230
Total	$ 4,366
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 240	$ 469	$ -	$ -	$ -
Boyner Buyuk Magazacilik A/S	10,096	-	1,569	-	10,764
China Kanghui Holdings sponsored ADR	27,375	-	53,149	-	-
Total	$ 37,711	$ 469	$ 54,718	$ -	$ 10,764
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,302,675	$ 1,258,410	$ 44,265	$ -
Consumer Staples	815,505	444,109	371,396	-
Energy	486,161	202,190	283,971	-
Financials	1,939,678	1,500,271	439,407	-
Health Care	618,113	316,498	301,615	-
Industrials	1,137,857	1,093,285	44,572	-
Information Technology	877,135	791,617	85,518	-
Materials	533,970	374,870	159,100	-
Telecommunication Services	350,983	228,381	122,602	-
Utilities	72,851	72,851	-	-
Investment Companies	628	628	-	-
Money Market Funds	274,376	274,376	-	-
Total Investments in Securities:	$ 8,409,932	$ 6,557,486	$ 1,852,446	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,546,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $22,961) - See accompanying schedule: Unaffiliated issuers (cost $7,310,529)	$ 8,124,792
Fidelity Central Funds (cost $274,376)	274,376
Other affiliated issuers (cost $11,762)	10,764
Total Investments (cost $7,596,667)		$ 8,409,932
Receivable for investments sold		58,219
Receivable for fund shares sold		9,069
Dividends receivable		15,860
Distributions receivable from Fidelity Central Funds		76
Other receivables		4,417
Total assets		8,497,573

Liabilities
Payable for investments purchased	$ 8,942
Payable for fund shares redeemed	39,507
Accrued management fee	6,216
Distribution and service plan fees payable	113
Other affiliated payables	1,450
Other payables and accrued expenses	567
Collateral on securities loaned, at value	24,239
Total liabilities		81,034

Net Assets		$ 8,416,539
Net Assets consist of:
Paid in capital		$ 9,152,089
Undistributed net investment income		126,507
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,674,222)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		812,165
Net Assets		$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($298,501 ÷ 9,429.0 shares)	$ 31.66

Maximum offering price per share (100/94.25 of $31.66)	$ 33.59
Class T: Net Asset Value and redemption price per share ($45,884 ÷ 1,460.2 shares)	$ 31.42

Maximum offering price per share (100/96.50 of $31.42)	$ 32.56
Class B: Net Asset Value and offering price per share ($7,536 ÷ 240.9 shares)A	$ 31.28

Class C: Net Asset Value and offering price per share ($29,746 ÷ 949.8 shares)A	$ 31.32

International Discovery: Net Asset Value, offering price and redemption price per share ($5,964,762 ÷ 186,908.1 shares)	$ 31.91

Class K: Net Asset Value, offering price and redemption price per share ($1,775,900 ÷ 55,719.4 shares)	$ 31.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($294,210 ÷ 9,232.8 shares)	$ 31.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 229,743
Interest		19
Income from Fidelity Central Funds		4,366
Income before foreign taxes withheld		234,128
Less foreign taxes withheld		(11,538)
Total income		222,590

Expenses
Management fee Basic fee	$ 58,065
Performance adjustment	2,707
Transfer agent fees	16,195
Distribution and service plan fees	1,384
Accounting and security lending fees	1,720
Custodian fees and expenses	1,316
Independent trustees' compensation	54
Registration fees	181
Audit	114
Legal	42
Interest	5
Miscellaneous	95
Total expenses before reductions	81,878
Expense reductions	(2,500)	79,378
Net investment income (loss)		143,212
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(217,363)
Other affiliated issuers	11,560
Foreign currency transactions	(1,776)
Total net realized gain (loss)		(207,579)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,062)	763,571
Assets and liabilities in foreign currencies	(1,430)
Total change in net unrealized appreciation (depreciation)		762,141
Net gain (loss)		554,562
Net increase (decrease) in net assets resulting from operations		$ 697,774

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 143,212	$ 161,608
Net realized gain (loss)	(207,579)	501,938
Change in net unrealized appreciation (depreciation)	762,141	(1,247,522)
Net increase (decrease) in net assets resulting from operations	697,774	(583,976)
Distributions to shareholders from net investment income	(118,968)	(149,936)
Distributions to shareholders from net realized gain	-	(48,090)
Total distributions	(118,968)	(198,026)
Share transactions - net increase (decrease)	(915,362)	(537,341)
Redemption fees	128	160
Total increase (decrease) in net assets	(336,428)	(1,319,183)

Net Assets
Beginning of period	8,752,967	10,072,150
End of period (including undistributed net investment income of $126,507 and undistributed net investment income of $102,433, respectively)	$ 8,416,539	$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Income from Investment Operations
Net investment income (loss) C	.41	.42	.31	.31	.46
Net realized and unrealized gain (loss)	2.11	(2.52)	3.51	4.84	(22.08)
Total from investment operations	2.52	(2.10)	3.82	5.15	(21.62)
Distributions from net investment income	(.29)	(.38)	(.28)	(.26)	(.37)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.29)	(.54)	(.32)	(.26)	(2.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Total Return A, B	8.70%	(6.71)%	13.43%	22.14%	(47.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.30%	1.33%	1.37%	1.32%
Expenses net of fee waivers, if any	1.34%	1.29%	1.33%	1.37%	1.32%
Expenses net of all reductions	1.31%	1.25%	1.28%	1.32%	1.29%
Net investment income (loss)	1.41%	1.31%	1.06%	1.28%	1.27%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 320	$ 392	$ 414	$ 380
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Income from Investment Operations
Net investment income (loss) C	.34	.34	.23	.24	.33
Net realized and unrealized gain (loss)	2.09	(2.51)	3.48	4.81	(21.94)
Total from investment operations	2.43	(2.17)	3.71	5.05	(21.61)
Distributions from net investment income	(.19)	(.30)	(.21)	(.19)	(.29)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.19)	(.46)	(.25)	(.19)	(1.96)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Total Return A, B	8.41%	(6.96)%	13.14%	21.79%	(47.84)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.56%	1.60%	1.65%	1.68%
Expenses net of fee waivers, if any	1.59%	1.55%	1.60%	1.65%	1.68%
Expenses net of all reductions	1.56%	1.51%	1.56%	1.60%	1.64%
Net investment income (loss)	1.16%	1.05%	.79%	1.00%	.91%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 61	$ 92	$ 83	$ 64
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Income from Investment Operations
Net investment income (loss) C	.19	.17	.08	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.48)	3.44	4.81	(21.77)
Total from investment operations	2.28	(2.31)	3.52	4.93	(21.62)
Distributions from net investment income	(.02)	(.12)	(.06)	-	(.16)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.02)	(.27) H	(.10)	-	(1.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Total Return A, B	7.85%	(7.39)%	12.52%	21.20%	(48.11)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of fee waivers, if any	2.09%	2.06%	2.12%	2.16%	2.19%
Expenses net of all reductions	2.06%	2.02%	2.08%	2.11%	2.15%
Net investment income (loss)	.66%	.54%	.27%	.49%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 10	$ 14	$ 16	$ 15
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Income from Investment Operations
Net investment income (loss) C	.19	.18	.09	.12	.15
Net realized and unrealized gain (loss)	2.09	(2.49)	3.45	4.82	(21.82)
Total from investment operations	2.28	(2.31)	3.54	4.94	(21.67)
Distributions from net investment income	(.04)	(.14)	(.05)	(.02)	(.17)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.04)	(.29) H	(.09)	(.02)	(1.84)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Total Return A, B	7.86%	(7.37)%	12.54%	21.22%	(48.10)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.05%	2.09%	2.14%	2.17%
Expenses net of fee waivers, if any	2.09%	2.04%	2.09%	2.14%	2.17%
Expenses net of all reductions	2.06%	2.00%	2.05%	2.09%	2.13%
Net investment income (loss)	.66%	.56%	.30%	.51%	.42%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 33	$ 44	$ 43	$ 36
Portfolio turnover rate E	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Income from Investment Operations
Net investment income (loss) B	.51	.53	.40	.37	.57
Net realized and unrealized gain (loss)	2.12	(2.54)	3.54	4.88	(22.29)
Total from investment operations	2.63	(2.01)	3.94	5.25	(21.72)
Distributions from net investment income	(.41)	(.48)	(.35)	(.34)	(.41)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.64)	(.39)	(.34)	(2.08)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Total Return A	9.03%	(6.39)%	13.76%	22.47%	(47.55)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	.97%	1.05%	1.12%	1.09%
Expenses net of fee waivers, if any	1.01%	.96%	1.05%	1.12%	1.09%
Expenses net of all reductions	.98%	.92%	1.00%	1.07%	1.05%
Net investment income (loss)	1.73%	1.64%	1.35%	1.53%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$ 5,965	$ 6,806	$ 8,133	$ 8,114	$ 6,999
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.57	.58	.46	.44	.10
Net realized and unrealized gain (loss)	2.11	(2.54)	3.53	4.86	(16.52)
Total from investment operations	2.68	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.47)	(.55)	(.41)	(.42)	-
Distributions from net realized gain	-	(.16)	(.04)	-	-
Total distributions	(.47)	(.70) J	(.45)	(.42)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B, C	9.24%	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.83%	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.83%	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.80%	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.91%	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,776	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	68%	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Income from Investment Operations
Net investment income (loss) B	.52	.54	.41	.39	.53
Net realized and unrealized gain (loss)	2.11	(2.55)	3.55	4.86	(22.24)
Total from investment operations	2.63	(2.01)	3.96	5.25	(21.71)
Distributions from net investment income	(.41)	(.50)	(.38)	(.39)	(.44)
Distributions from net realized gain	-	(.16)	(.04)	-	(1.67)
Total distributions	(.41)	(.65) G	(.42)	(.39)	(2.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Total Return A	9.07%	(6.39)%	13.84%	22.52%	(47.51)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	.95%	.99%	1.05%	1.05%
Expenses net of fee waivers, if any	1.00%	.94%	.99%	1.05%	1.05%
Expenses net of all reductions	.97%	.90%	.95%	1.00%	1.01%
Net investment income (loss)	1.75%	1.66%	1.40%	1.60%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 278	$ 319	$ 267	$ 159
Portfolio turnover rate D	68%	75%	82%	98%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,161,331
Gross unrealized depreciation	(475,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 685,409

Tax Cost	$ 7,724,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 134,442
Capital loss carryforward	$ (1,554,149)
Net unrealized appreciation (depreciation)	$ 684,309

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (1,350,018)
No expiration
Short-term	$ (204,131)
Total capital loss carryforward	$ (1,554,149)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 118,968	$ 198,026

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,561,781 and $6,703,146, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 733	$ 11
Class T	.25%	.25%	262	1
Class B	.75%	.25%	86	64
Class C	.75%	.25%	303	21
			$ 1,384	$ 97

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	6
Class B*	18
Class C*	1
$ 70

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 891.30
Class T	159.30
Class B	26.30
Class C	91.30
International Discovery	13,666.23
Class K	764.05
Institutional Class	598.21
	$ 16,195

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,873.34%		$ 5

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,230, including $18 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,500 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 3,123	$ 4,617
Class T	388	859
Class B	6	51
Class C	44	184
International Discovery	90,633	121,061
Class K	20,917	18,291
Institutional Class	3,857	4,873
Total	$ 118,968	$ 149,936
From net realized gain
Class A	$ -	$ 1,880
Class T	-	439
Class B	-	69
Class C	-	209
International Discovery	-	38,831
Class K	-	5,143
Institutional Class	-	1,519
Total	$ -	$ 48,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,927	2,821	$ 56,732	$ 91,649
Reinvestment of distributions	101	173	2,828	5,606
Shares redeemed	(3,468)	(4,335)	(100,935)	(139,721)
Net increase (decrease)	(1,440)	(1,341)	$ (41,375)	$ (42,466)
Class T
Shares sold	220	443	$ 6,409	$ 14,328
Reinvestment of distributions	13	38	369	1,235
Shares redeemed	(860)	(1,286)	(25,207)	(41,028)
Net increase (decrease)	(627)	(805)	$ (18,429)	$ (25,465)
Class B
Shares sold	3	21	$ 87	$ 671
Reinvestment of distributions	-	3	5	111
Shares redeemed	(113)	(130)	(3,297)	(4,124)
Net increase (decrease)	(110)	(106)	$ (3,205)	$ (3,342)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class C
Shares sold	212	183	$ 6,111	$ 5,847
Reinvestment of distributions	1	11	39	344
Shares redeemed	(395)	(437)	(11,440)	(13,875)
Net increase (decrease)	(182)	(243)	$ (5,290)	$ (7,684)
International Discovery
Shares sold	20,324	32,543	$ 608,478	$ 1,052,266
Reinvestment of distributions	3,081	4,718	86,858	153,551
Shares redeemed	(65,748)	(59,489)	(1,937,202)	(1,934,353)
Net increase (decrease)	(42,343)	(22,228)	$ (1,241,866)	$ (728,536)
Class K
Shares sold	26,836	18,148	$ 788,860	$ 593,408
Reinvestment of distributions	744	722	20,917	23,434
Shares redeemed	(13,817)	(10,275)	(410,022)	(330,258)
Net increase (decrease)	13,763	8,595	$ 399,755	$ 286,584
Institutional Class
Shares sold	2,049	2,364	$ 59,460	$ 75,348
Reinvestment of distributions	53	69	1,502	2,254
Shares redeemed	(2,256)	(2,923)	(65,914)	(94,034)
Net increase (decrease)	(154)	(490)	$ (4,952)	$ (16,432)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Discovery Fund	12/10/12	12/07/12	$0.549	$0.032

International Discovery Fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Discovery Fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery Fund	12/05/11	$0.440	$0.0345

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)
1-800-544-5555

(automated graphic)
Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IGI-UANN-1212
1.807257.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	4.71%	-2.74%
Class T (incl. 3.50% sales charge)	6.94%	-2.53%
Class B (incl. contingent deferred sales charge) B	5.17%	-2.71%
Class C (incl. contingent deferred sales charge) C	9.27%	-2.32%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 11.10%, 10.82%, 10.17% and 10.27%, respectively (excluding sales charges), easily outpacing the 4.77% advance of the MSCI® EAFE® Growth Index. Following the fund's bottom-up stock selection strategy, portfolio positioning in Japan and Europe was especially helpful. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed, while stock picking in Canada was modestly negative. In sector terms, security selection was very strong in information technology, materials, industrials, consumer discretionary and health care, while my picks in only two groups - energy and telecommunication services - had a negative impact. The top individual contributor was Belgian brewer Anheuser-Busch InBev, while in health care, Australian biotechnology company CSL and Denmark's Novo Nordisk also added value. U.S.-based credit card networks MasterCard and Visa, neither of which is in the index, were additional contributors. In contrast, not owning Diageo, a strong-performing U.K.-based spirits company and benchmark component, hurt. Other notable detractors were U.K. natural gas producer BG Group and Bharti Airtel, an Indian telecommunication services provider and non-index stock that I sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,012.50	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,011.40	$ 8.60
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,007.90	$ 11.10
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,009.10	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
International Growth	1.20%
Actual		$ 1,000.00	$ 1,013.60	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,013.60	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 18.9%
United States of America 18.2%
Japan 10.9%
Switzerland 9.1%
Australia 5.4%
Belgium 4.6%
France 3.6%
Sweden 3.5%
Denmark 3.1%
Other 22.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 18.3%
United States of America 18.1%
Japan 10.6%
Switzerland 9.5%
Belgium 4.2%
Australia 4.0%
Germany 3.8%
Denmark 3.3%
France 3.3%
Other 24.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.1	97.4
Short-Term Investments and Net Other Assets (Liabilities)	1.9	2.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	5.0	5.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.6	3.3
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.7	2.5
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	2.5	1.7
Linde AG (Germany, Chemicals)	2.4	2.4
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	2.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.3	2.0
Philip Morris International, Inc. (United States of America, Tobacco)	2.0	1.8
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	2.0	1.9
CSL Ltd. (Australia, Biotechnology)	1.9	1.5
	26.8
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	24.2	22.4
Industrials	14.5	13.4
Consumer Discretionary	14.5	15.2
Materials	12.4	13.2
Health Care	11.4	9.5
Information Technology	8.4	7.5
Financials	7.2	10.9
Energy	5.5	4.9
Telecommunication Services	0.0	0.4

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 5.4%
Coca-Cola Amatil Ltd.	147,671	$ 2,061,749
CSL Ltd.	74,105	3,653,923
Newcrest Mining Ltd.	45,609	1,251,313
Sydney Airport unit	179,470	631,553
Woodside Petroleum Ltd.	40,108	1,432,213
WorleyParsons Ltd.	50,089	1,282,714
TOTAL AUSTRALIA		10,313,465
Austria - 1.1%
Andritz AG	36,600	2,204,495
Bailiwick of Jersey - 1.1%
Informa PLC	86,364	557,758
Randgold Resources Ltd. sponsored ADR	12,335	1,475,143
TOTAL BAILIWICK OF JERSEY		2,032,901
Belgium - 4.6%
Anheuser-Busch InBev SA NV	82,391	6,890,455
Umicore SA	38,731	1,987,716
TOTAL BELGIUM		8,878,171
Bermuda - 0.8%
Lazard Ltd. Class A	20,292	597,802
Li & Fung Ltd.	519,000	870,575
TOTAL BERMUDA		1,468,377
Brazil - 1.1%
Arezzo Industria e Comercio SA	27,400	489,033
Iguatemi Empresa de Shopping Centers SA	49,200	624,977
Multiplan Empreendimentos Imobiliarios SA	33,800	990,177
TOTAL BRAZIL		2,104,187
Canada - 1.8%
Agnico-Eagle Mines Ltd. (Canada)	13,300	750,926
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,300	482,266
First Quantum Minerals Ltd.	22,400	503,509
Goldcorp, Inc.	29,006	1,311,260
Open Text Corp. (a)	8,600	462,226
TOTAL CANADA		3,510,187
Common Stocks - continued
	Shares	Value
Cayman Islands - 1.7%
Baidu.com, Inc. sponsored ADR (a)	8,080	$ 861,490
Sands China Ltd.	655,600	2,465,886
TOTAL CAYMAN ISLANDS		3,327,376
Denmark - 3.1%
Novo Nordisk A/S Series B sponsored ADR	32,400	5,193,396
William Demant Holding A/S (a)	9,700	834,267
TOTAL DENMARK		6,027,663
Finland - 1.5%
Nokian Tyres PLC	58,508	2,426,725
Outotec Oyj	9,000	438,267
TOTAL FINLAND		2,864,992
France - 3.6%
Alstom SA	47,499	1,622,260
Danone SA	46,652	2,867,694
Remy Cointreau SA	8,587	890,626
Safran SA	39,100	1,555,606
TOTAL FRANCE		6,936,186
Germany - 3.0%
Linde AG	27,941	4,698,991
Siemens AG sponsored ADR (d)	11,200	1,130,192
TOTAL GERMANY		5,829,183
Ireland - 1.8%
CRH PLC sponsored ADR	68,700	1,281,255
Elan Corp. PLC sponsored ADR (a)	65,784	710,467
James Hardie Industries NV sponsored ADR (d)	32,000	1,538,880
TOTAL IRELAND		3,530,602
Israel - 0.2%
Azrieli Group	19,200	428,628
Italy - 0.9%
Fiat Industrial SpA	115,401	1,249,716
Interpump Group SpA	75,351	572,324
TOTAL ITALY		1,822,040
Japan - 10.9%
Autobacs Seven Co. Ltd.	19,900	816,391
Denso Corp.	85,000	2,660,842
Fanuc Corp.	17,000	2,706,627
Common Stocks - continued
	Shares	Value
Japan - continued
Fast Retailing Co. Ltd.	8,200	$ 1,826,331
Japan Tobacco, Inc.	27,700	765,454
JS Group Corp.	34,900	771,621
Keyence Corp.	10,062	2,669,587
Kobayashi Pharmaceutical Co. Ltd.	16,400	865,915
Mitsui Fudosan Co. Ltd.	55,000	1,111,299
Nintendo Co. Ltd.	8,000	1,030,189
Osaka Securities Exchange Co. Ltd.	10	37,267
SHO-BOND Holdings Co. Ltd.	15,600	471,537
SMC Corp.	5,500	866,717
Unicharm Corp.	24,900	1,347,463
USS Co. Ltd.	20,580	2,162,924
Yamato Kogyo Co. Ltd.	32,700	917,959
TOTAL JAPAN		21,028,123
Netherlands - 2.2%
ASML Holding NV	61,400	3,375,158
D.E. Master Blenders 1753 NV (a)	66,459	812,222
TOTAL NETHERLANDS		4,187,380
Portugal - 1.2%
Jeronimo Martins SGPS SA	127,352	2,228,409
South Africa - 0.4%
Clicks Group Ltd.	120,343	829,708
Spain - 1.6%
Inditex SA	18,214	2,323,979
Prosegur Compania de Seguridad SA (Reg.)	151,049	822,285
TOTAL SPAIN		3,146,264
Sweden - 3.5%
ASSA ABLOY AB (B Shares)	48,761	1,625,391
Fagerhult AB	15,400	380,769
H&M Hennes & Mauritz AB (B Shares)	74,630	2,525,959
Intrum Justitia AB	30,000	434,199
Swedish Match Co. AB	52,300	1,781,996
TOTAL SWEDEN		6,748,314
Switzerland - 9.1%
Nestle SA	152,687	9,689,468
Roche Holding AG (participation certificate)	22,817	4,387,979
Schindler Holding AG:
(participation certificate)	9,410	1,239,780
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG: - continued
(Reg.)	1,530	$ 197,965
Swatch Group AG (Bearer)	2,480	1,026,299
UBS AG (NY Shares)	61,021	916,535
TOTAL SWITZERLAND		17,458,026
Turkey - 2.3%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	43,800	657,305
Coca-Cola Icecek A/S	82,142	1,594,723
Turkiye Garanti Bankasi A/S	276,500	1,320,413
Turkiye Petrol Rafinerile A/S	32,687	798,712
TOTAL TURKEY		4,371,153
United Kingdom - 18.9%
Anglo American PLC:
ADR	25,200	387,324
(United Kingdom)	12,200	374,658
Babcock International Group PLC	79,300	1,251,550
BG Group PLC	247,955	4,591,577
BHP Billiton PLC ADR (d)	56,100	3,589,278
GlaxoSmithKline PLC sponsored ADR	107,600	4,831,240
InterContinental Hotel Group PLC ADR	94,530	2,327,329
Johnson Matthey PLC	48,477	1,759,387
Reckitt Benckiser Group PLC	53,945	3,264,515
Rexam PLC	141,583	1,020,618
Rolls-Royce Group PLC	167,537	2,310,250
Rolls-Royce Group PLC Class C	12,732,812	20,548
Rotork PLC	38,200	1,404,279
SABMiller PLC	75,766	3,245,588
Serco Group PLC	135,342	1,237,282
Shaftesbury PLC	62,933	556,539
Standard Chartered PLC (United Kingdom)	162,631	3,840,894
Unite Group PLC	103,000	470,558
TOTAL UNITED KINGDOM		36,483,414
United States of America - 16.3%
Allergan, Inc.	14,200	1,276,864
Amazon.com, Inc. (a)	5,500	1,280,510
Autoliv, Inc. (d)	33,400	1,923,840
Berkshire Hathaway, Inc. Class B (a)	23,023	1,988,036
BorgWarner, Inc. (a)	20,246	1,332,592
CME Group, Inc.	14,700	822,171
Cummins, Inc.	7,404	692,866
Common Stocks - continued
	Shares	Value
United States of America - continued
Cymer, Inc. (a)	9,787	$ 779,926
FMC Technologies, Inc. (a)	24,788	1,013,829
Freeport-McMoRan Copper & Gold, Inc.	13,800	536,544
Martin Marietta Materials, Inc. (d)	6,000	493,860
MasterCard, Inc. Class A	7,400	3,410,882
Mead Johnson Nutrition Co. Class A	30,200	1,862,132
Mohawk Industries, Inc. (a)	11,200	934,864
National Oilwell Varco, Inc.	20,289	1,495,299
Philip Morris International, Inc.	44,508	3,941,628
PriceSmart, Inc.	9,200	763,508
ResMed, Inc.	26,100	1,042,434
Solera Holdings, Inc.	11,689	547,162
SS&C Technologies Holdings, Inc. (a)	19,300	463,779
Union Pacific Corp.	17,300	2,128,419
Visa, Inc. Class A	19,500	2,705,820
TOTAL UNITED STATES OF AMERICA		31,436,965
TOTAL COMMON STOCKS (Cost $179,197,131)		189,196,209
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.19% (b)	6,916,036	6,916,036
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	5,935,200	5,935,200
TOTAL MONEY MARKET FUNDS (Cost $12,851,236)		12,851,236
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $192,048,367)		202,047,445
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(9,201,174)
NET ASSETS - 100%		$ 192,846,271
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,474
Fidelity Securities Lending Cash Central Fund	56,903
Total	$ 64,377
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,951,837	$ 27,951,837	$ -	$ -
Consumer Staples	46,360,558	39,470,103	6,890,455	-
Energy	10,614,344	10,614,344	-	-
Financials	14,187,562	14,187,562	-	-
Health Care	21,930,570	21,930,570	-	-
Industrials	27,966,498	27,966,498	-	-
Information Technology	16,306,219	16,306,219	-	-
Materials	23,878,621	23,878,621	-	-
Money Market Funds	12,851,236	12,851,236	-	-
Total Investments in Securities:	$ 202,047,445	$ 195,156,990	$ 6,890,455	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 8,172,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $5,892,979) - See accompanying schedule: Unaffiliated issuers (cost $179,197,131)	$ 189,196,209
Fidelity Central Funds (cost $12,851,236)	12,851,236
Total Investments (cost $192,048,367)		$ 202,047,445
Foreign currency held at value (cost $128)		128
Receivable for investments sold		193,639
Receivable for fund shares sold		861,534
Dividends receivable		270,403
Distributions receivable from Fidelity Central Funds		4,169
Receivable from investment adviser for expense reductions		33,993
Other receivables		7,075
Total assets		203,418,386

Liabilities
Payable for investments purchased	$ 4,214,811
Payable for fund shares redeemed	174,237
Accrued management fee	121,924
Distribution and service plan fees payable	14,452
Other affiliated payables	46,085
Other payables and accrued expenses	65,406
Collateral on securities loaned, at value	5,935,200
Total liabilities		10,572,115

Net Assets		$ 192,846,271
Net Assets consist of:
Paid in capital		$ 187,380,543
Undistributed net investment income		1,374,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,900,404)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,991,702
Net Assets		$ 192,846,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,874,352 ÷ 2,455,261 shares)	$ 8.91

Maximum offering price per share (100/94.25 of $8.91)	$ 9.45
Class T: Net Asset Value and redemption price per share ($10,689,976 ÷ 1,202,180 shares)	$ 8.89

Maximum offering price per share (100/96.50 of $8.89)	$ 9.21
Class B: Net Asset Value and offering price per share ($1,116,152 ÷ 125,639 shares)A	$ 8.88

Class C: Net Asset Value and offering price per share ($5,647,907 ÷ 638,785 shares)A	$ 8.84

International Growth: Net Asset Value, offering price and redemption price per share ($149,526,022 ÷ 16,710,639 shares)	$ 8.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,991,862 ÷ 446,301 shares)	$ 8.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 3,011,819
Interest		13
Income from Fidelity Central Funds		64,377
Income before foreign taxes withheld		3,076,209
Less foreign taxes withheld		(190,510)
Total income		2,885,699

Expenses
Management fee Basic fee	$ 841,290
Performance adjustment	98,242
Transfer agent fees	325,129
Distribution and service plan fees	96,288
Accounting and security lending fees	62,806
Custodian fees and expenses	59,416
Independent trustees' compensation	721
Registration fees	83,181
Audit	66,173
Legal	501
Miscellaneous	773
Total expenses before reductions	1,634,520
Expense reductions	(126,529)	1,507,991
Net investment income (loss)		1,377,708
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(820,062)
Foreign currency transactions	(13,150)
Total net realized gain (loss)		(833,212)
Change in net unrealized appreciation (depreciation) on: Investment securities	11,235,369
Assets and liabilities in foreign currencies	(8,388)
Total change in net unrealized appreciation (depreciation)		11,226,981
Net gain (loss)		10,393,769
Net increase (decrease) in net assets resulting from operations		$ 11,771,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,377,708	$ 628,947
Net realized gain (loss)	(833,212)	1,817,821
Change in net unrealized appreciation (depreciation)	11,226,981	(6,057,574)
Net increase (decrease) in net assets resulting from operations	11,771,477	(3,610,806)
Distributions to shareholders from net investment income	(594,738)	(276,358)
Distributions to shareholders from net realized gain	(48,645)	(48,341)
Total distributions	(643,383)	(324,699)
Share transactions - net increase (decrease)	115,271,822	35,841,228
Redemption fees	5,972	7,927
Total increase (decrease) in net assets	126,405,888	31,913,650

Net Assets
Beginning of period	66,440,383	34,526,733
End of period (including undistributed net investment income of $1,374,430 and undistributed net investment income of $591,460, respectively)	$ 192,846,271	$ 66,440,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 8.38	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.08	.05	.05	.07
Net realized and unrealized gain (loss)	.81	(.31)	1.39	1.55	(4.61)
Total from investment operations	.89	(.23)	1.44	1.60	(4.54)
Distributions from net investment income	(.06)	(.05)	(.05)	(.05)	-
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.07)	(.06)	(.07) I	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.91	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Total Return A, B	11.10%	(2.76)%	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.58%	1.77%	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.45%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.48%	1.47%	1.48%
Net investment income (loss)	.99%	.92%	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,874	$ 6,352	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.08	$ 8.38	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.06	.04	.03	.05
Net realized and unrealized gain (loss)	.81	(.31)	1.39	1.55	(4.60)
Total from investment operations	.87	(.25)	1.43	1.58	(4.55)
Distributions from net investment income	(.05)	(.04)	(.02)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.06)	(.05)	(.05)	(.03)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.89	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Total Return A, B	10.82%	(3.03)%	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	2.03%	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.70%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.69%	1.68%	1.73%	1.73%	1.73%
Net investment income (loss)	.74%	.67%	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,690	$ 2,917	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 8.36	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.02	.01	- H	.01	- H
Net realized and unrealized gain (loss)	.80	(.30)	1.38	1.55	(4.58)
Total from investment operations	.82	(.29)	1.38	1.56	(4.58)
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	- H	-	-	-
Total distributions	-	(.01)	-	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.88	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Total Return A, B	10.17%	(3.47)%	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.35%	2.55%	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.23%	2.23%	2.23%
Net investment income (loss)	.24%	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,116	$ 473	$ 581	$ 328	$ 642
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 8.34	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.02	.01	- H	.01	- H
Net realized and unrealized gain (loss)	.80	(.31)	1.38	1.55	(4.58)
Total from investment operations	.82	(.30)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	(.01)	-	-	-
Distributions from net realized gain	(.01)	(.01)	(.02)	-	-
Total distributions	(.01) J	(.01) I	(.02)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.84	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Total Return A, B	10.27%	(3.57)%	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.33%	2.52%	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.24%	2.23%	2.23%
Net investment income (loss)	.24%	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,648	$ 2,767	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

J Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.10	.07	.06	.09
Net realized and unrealized gain (loss)	.81	(.30)	1.39	1.54	(4.60)
Total from investment operations	.92	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.08)	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.09)	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.95	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	11.41%	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.28%	1.52%	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.24%	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,526	$ 53,437	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.10	.07	.06	.09
Net realized and unrealized gain (loss)	.81	(.30)	1.39	1.54	(4.60)
Total from investment operations	.91	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.08)	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.09)	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.94	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	11.28%	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.50%	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.24%	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,992	$ 493	$ 113	$ 36	$ 521
Portfolio turnover rate D	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,586,724
Gross unrealized depreciation	(6,916,202)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,670,522

Tax Cost	$ 192,376,923

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,436,227
Capital loss carryforward	$ (5,633,645)
Net unrealized appreciation (depreciation)	$ 9,663,146

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (1,819,472)
2017	(2,797,799)
Total with expiration	(4,617,271)
No expiration
Short-term	(1,016,374)
Total capital loss carryforward	$ (5,633,645)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 643,383	$ 324,699

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $152,600,135 and $37,480,345, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 27,055	$ 698
Class T	.25%	.25%	25,571	121
Class B	.75%	.25%	6,002	4,531
Class C	.75%	.25%	37,660	12,092
			$ 96,288	$ 17,442

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,825
Class T	3,545
Class B*	1,058
Class C*	1,676
$ 22,104

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 32,331.30
Class T	16,359.32
Class B	1,802.30
Class C	11,442.30
International Growth	258,582.27
Institutional Class	4,613.25
	$ 325,129

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $375 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $289 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $56,903. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 13,952
Class T	1.70%	7,830
Class B	2.20%	897
Class C	2.20%	4,960
International Growth	1.20%	82,095
Institutional Class	1.20%	1,177
		$ 110,911

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,575 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 50,503	$ 19,878
Class T	18,666	5,087
Class B	-	545
Class C	2,205	1,547
International Growth	516,958	247,117
Institutional Class	6,406	2,184
Total	$ 594,738	$ 276,358

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 4,810	$ 4,255
Class T	2,196	1,455
Class B	-	211
Class C	1,890	826
International Growth	39,262	41,245
Institutional Class	487	349
Total	$ 48,645	$ 48,341

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,901,699	547,911	$ 16,560,116	$ 4,762,829
Reinvestment of distributions	5,422	2,679	42,831	22,867
Shares redeemed	(236,851)	(133,581)	(2,015,265)	(1,142,023)
Net increase (decrease)	1,670,270	417,009	$ 14,587,682	$ 3,643,673
Class T
Shares sold	941,446	292,221	$ 8,178,600	$ 2,542,402
Reinvestment of distributions	2,626	762	20,742	6,516
Shares redeemed	(102,766)	(55,432)	(866,637)	(470,382)
Net increase (decrease)	841,306	237,551	$ 7,332,705	$ 2,078,536
Class B
Shares sold	92,865	22,762	$ 806,549	$ 193,446
Reinvestment of distributions	-	78	-	670
Shares redeemed	(25,954)	(33,639)	(218,180)	(282,311)
Net increase (decrease)	66,911	(10,799)	$ 588,369	$ (88,195)
Class C
Shares sold	400,291	258,483	$ 3,375,948	$ 2,202,762
Reinvestment of distributions	510	274	4,026	2,357
Shares redeemed	(106,475)	(65,559)	(879,489)	(555,739)
Net increase (decrease)	294,326	193,198	$ 2,500,485	$ 1,649,380
International Growth
Shares sold	13,301,892	5,799,026	$ 114,028,412	$ 50,047,832
Reinvestment of distributions	68,821	33,184	544,378	283,553
Shares redeemed	(3,238,606)	(2,639,092)	(27,713,258)	(22,190,157)
Net increase (decrease)	10,132,107	3,193,118	$ 86,859,532	$ 28,141,228

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Institutional Class
Shares sold	438,656	76,126	$ 3,841,370	$ 670,433
Reinvestment of distributions	655	292	5,178	2,491
Shares redeemed	(53,696)	(29,187)	(443,499)	(256,318)
Net increase (decrease)	385,615	47,231	$ 3,403,049	$ 416,606

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/2012	12/07/2012	$0.084	$0.005

Class T	12/10/2012	12/07/2012	$0.069	$0.005

Class B	12/10/2012	12/07/2012	$0.034	$0.005

Class C	12/10/2012	12/07/2012	$0.022	$0.005

Class A designates 12%, Class T designates 14%, Class B designates 0%, and Class C designates 46% of the dividends distributed in December 2011 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/2011	$0.066	$0.0072

Class T	12/05/2011	$0.056	$0.0072

Class B	12/05/2011	$0.000	$0.0000

Class C	12/05/2011	$0.018	$0.0072

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the one-year period and the second quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011, the total expense ratio of Class B ranked equal to its competitive median for 2011, and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGF-UANN-1212
1.853348.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Institutional Class	11.28%	-1.35%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year, the fund's Institutional Class shares returned 11.28%, easily outpacing the 4.77% advance of the MSCI® EAFE® Growth Index. Following the fund's bottom-up stock selection strategy, portfolio positioning in Japan and Europe was especially helpful. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed, while stock picking in Canada was modestly negative. In sector terms, security selection was very strong in information technology, materials, industrials, consumer discretionary and health care, while my picks in only two groups - energy and telecommunication services - had a negative impact. The top individual contributor was Belgian brewer Anheuser-Busch InBev, while in health care, Australian biotechnology company CSL and Denmark's Novo-Nordisk also added value. U.S.-based credit card networks MasterCard and Visa, neither of which is in the index, were additional contributors. In contrast, not owning Diageo, a strong-performing U.K.-based spirits company and benchmark component, hurt. Other notable detractors were U.K. natural gas producer BG Group and Bharti Airtel, an Indian telecommunication services provider and non-index stock that I sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,012.50	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,011.40	$ 8.60
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,007.90	$ 11.10
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,009.10	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
International Growth	1.20%
Actual		$ 1,000.00	$ 1,013.60	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,013.60	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 18.9%
United States of America 18.2%
Japan 10.9%
Switzerland 9.1%
Australia 5.4%
Belgium 4.6%
France 3.6%
Sweden 3.5%
Denmark 3.1%
Other 22.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 18.3%
United States of America 18.1%
Japan 10.6%
Switzerland 9.5%
Belgium 4.2%
Australia 4.0%
Germany 3.8%
Denmark 3.3%
France 3.3%
Other 24.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.1	97.4
Short-Term Investments and Net Other Assets (Liabilities)	1.9	2.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	5.0	5.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.6	3.3
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.7	2.5
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	2.5	1.7
Linde AG (Germany, Chemicals)	2.4	2.4
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	2.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.3	2.0
Philip Morris International, Inc. (United States of America, Tobacco)	2.0	1.8
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	2.0	1.9
CSL Ltd. (Australia, Biotechnology)	1.9	1.5
	26.8
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	24.2	22.4
Industrials	14.5	13.4
Consumer Discretionary	14.5	15.2
Materials	12.4	13.2
Health Care	11.4	9.5
Information Technology	8.4	7.5
Financials	7.2	10.9
Energy	5.5	4.9
Telecommunication Services	0.0	0.4

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 5.4%
Coca-Cola Amatil Ltd.	147,671	$ 2,061,749
CSL Ltd.	74,105	3,653,923
Newcrest Mining Ltd.	45,609	1,251,313
Sydney Airport unit	179,470	631,553
Woodside Petroleum Ltd.	40,108	1,432,213
WorleyParsons Ltd.	50,089	1,282,714
TOTAL AUSTRALIA		10,313,465
Austria - 1.1%
Andritz AG	36,600	2,204,495
Bailiwick of Jersey - 1.1%
Informa PLC	86,364	557,758
Randgold Resources Ltd. sponsored ADR	12,335	1,475,143
TOTAL BAILIWICK OF JERSEY		2,032,901
Belgium - 4.6%
Anheuser-Busch InBev SA NV	82,391	6,890,455
Umicore SA	38,731	1,987,716
TOTAL BELGIUM		8,878,171
Bermuda - 0.8%
Lazard Ltd. Class A	20,292	597,802
Li & Fung Ltd.	519,000	870,575
TOTAL BERMUDA		1,468,377
Brazil - 1.1%
Arezzo Industria e Comercio SA	27,400	489,033
Iguatemi Empresa de Shopping Centers SA	49,200	624,977
Multiplan Empreendimentos Imobiliarios SA	33,800	990,177
TOTAL BRAZIL		2,104,187
Canada - 1.8%
Agnico-Eagle Mines Ltd. (Canada)	13,300	750,926
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,300	482,266
First Quantum Minerals Ltd.	22,400	503,509
Goldcorp, Inc.	29,006	1,311,260
Open Text Corp. (a)	8,600	462,226
TOTAL CANADA		3,510,187
Common Stocks - continued
	Shares	Value
Cayman Islands - 1.7%
Baidu.com, Inc. sponsored ADR (a)	8,080	$ 861,490
Sands China Ltd.	655,600	2,465,886
TOTAL CAYMAN ISLANDS		3,327,376
Denmark - 3.1%
Novo Nordisk A/S Series B sponsored ADR	32,400	5,193,396
William Demant Holding A/S (a)	9,700	834,267
TOTAL DENMARK		6,027,663
Finland - 1.5%
Nokian Tyres PLC	58,508	2,426,725
Outotec Oyj	9,000	438,267
TOTAL FINLAND		2,864,992
France - 3.6%
Alstom SA	47,499	1,622,260
Danone SA	46,652	2,867,694
Remy Cointreau SA	8,587	890,626
Safran SA	39,100	1,555,606
TOTAL FRANCE		6,936,186
Germany - 3.0%
Linde AG	27,941	4,698,991
Siemens AG sponsored ADR (d)	11,200	1,130,192
TOTAL GERMANY		5,829,183
Ireland - 1.8%
CRH PLC sponsored ADR	68,700	1,281,255
Elan Corp. PLC sponsored ADR (a)	65,784	710,467
James Hardie Industries NV sponsored ADR (d)	32,000	1,538,880
TOTAL IRELAND		3,530,602
Israel - 0.2%
Azrieli Group	19,200	428,628
Italy - 0.9%
Fiat Industrial SpA	115,401	1,249,716
Interpump Group SpA	75,351	572,324
TOTAL ITALY		1,822,040
Japan - 10.9%
Autobacs Seven Co. Ltd.	19,900	816,391
Denso Corp.	85,000	2,660,842
Fanuc Corp.	17,000	2,706,627
Common Stocks - continued
	Shares	Value
Japan - continued
Fast Retailing Co. Ltd.	8,200	$ 1,826,331
Japan Tobacco, Inc.	27,700	765,454
JS Group Corp.	34,900	771,621
Keyence Corp.	10,062	2,669,587
Kobayashi Pharmaceutical Co. Ltd.	16,400	865,915
Mitsui Fudosan Co. Ltd.	55,000	1,111,299
Nintendo Co. Ltd.	8,000	1,030,189
Osaka Securities Exchange Co. Ltd.	10	37,267
SHO-BOND Holdings Co. Ltd.	15,600	471,537
SMC Corp.	5,500	866,717
Unicharm Corp.	24,900	1,347,463
USS Co. Ltd.	20,580	2,162,924
Yamato Kogyo Co. Ltd.	32,700	917,959
TOTAL JAPAN		21,028,123
Netherlands - 2.2%
ASML Holding NV	61,400	3,375,158
D.E. Master Blenders 1753 NV (a)	66,459	812,222
TOTAL NETHERLANDS		4,187,380
Portugal - 1.2%
Jeronimo Martins SGPS SA	127,352	2,228,409
South Africa - 0.4%
Clicks Group Ltd.	120,343	829,708
Spain - 1.6%
Inditex SA	18,214	2,323,979
Prosegur Compania de Seguridad SA (Reg.)	151,049	822,285
TOTAL SPAIN		3,146,264
Sweden - 3.5%
ASSA ABLOY AB (B Shares)	48,761	1,625,391
Fagerhult AB	15,400	380,769
H&M Hennes & Mauritz AB (B Shares)	74,630	2,525,959
Intrum Justitia AB	30,000	434,199
Swedish Match Co. AB	52,300	1,781,996
TOTAL SWEDEN		6,748,314
Switzerland - 9.1%
Nestle SA	152,687	9,689,468
Roche Holding AG (participation certificate)	22,817	4,387,979
Schindler Holding AG:
(participation certificate)	9,410	1,239,780
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG: - continued
(Reg.)	1,530	$ 197,965
Swatch Group AG (Bearer)	2,480	1,026,299
UBS AG (NY Shares)	61,021	916,535
TOTAL SWITZERLAND		17,458,026
Turkey - 2.3%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	43,800	657,305
Coca-Cola Icecek A/S	82,142	1,594,723
Turkiye Garanti Bankasi A/S	276,500	1,320,413
Turkiye Petrol Rafinerile A/S	32,687	798,712
TOTAL TURKEY		4,371,153
United Kingdom - 18.9%
Anglo American PLC:
ADR	25,200	387,324
(United Kingdom)	12,200	374,658
Babcock International Group PLC	79,300	1,251,550
BG Group PLC	247,955	4,591,577
BHP Billiton PLC ADR (d)	56,100	3,589,278
GlaxoSmithKline PLC sponsored ADR	107,600	4,831,240
InterContinental Hotel Group PLC ADR	94,530	2,327,329
Johnson Matthey PLC	48,477	1,759,387
Reckitt Benckiser Group PLC	53,945	3,264,515
Rexam PLC	141,583	1,020,618
Rolls-Royce Group PLC	167,537	2,310,250
Rolls-Royce Group PLC Class C	12,732,812	20,548
Rotork PLC	38,200	1,404,279
SABMiller PLC	75,766	3,245,588
Serco Group PLC	135,342	1,237,282
Shaftesbury PLC	62,933	556,539
Standard Chartered PLC (United Kingdom)	162,631	3,840,894
Unite Group PLC	103,000	470,558
TOTAL UNITED KINGDOM		36,483,414
United States of America - 16.3%
Allergan, Inc.	14,200	1,276,864
Amazon.com, Inc. (a)	5,500	1,280,510
Autoliv, Inc. (d)	33,400	1,923,840
Berkshire Hathaway, Inc. Class B (a)	23,023	1,988,036
BorgWarner, Inc. (a)	20,246	1,332,592
CME Group, Inc.	14,700	822,171
Cummins, Inc.	7,404	692,866
Common Stocks - continued
	Shares	Value
United States of America - continued
Cymer, Inc. (a)	9,787	$ 779,926
FMC Technologies, Inc. (a)	24,788	1,013,829
Freeport-McMoRan Copper & Gold, Inc.	13,800	536,544
Martin Marietta Materials, Inc. (d)	6,000	493,860
MasterCard, Inc. Class A	7,400	3,410,882
Mead Johnson Nutrition Co. Class A	30,200	1,862,132
Mohawk Industries, Inc. (a)	11,200	934,864
National Oilwell Varco, Inc.	20,289	1,495,299
Philip Morris International, Inc.	44,508	3,941,628
PriceSmart, Inc.	9,200	763,508
ResMed, Inc.	26,100	1,042,434
Solera Holdings, Inc.	11,689	547,162
SS&C Technologies Holdings, Inc. (a)	19,300	463,779
Union Pacific Corp.	17,300	2,128,419
Visa, Inc. Class A	19,500	2,705,820
TOTAL UNITED STATES OF AMERICA		31,436,965
TOTAL COMMON STOCKS (Cost $179,197,131)		189,196,209
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.19% (b)	6,916,036	6,916,036
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	5,935,200	5,935,200
TOTAL MONEY MARKET FUNDS (Cost $12,851,236)		12,851,236
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $192,048,367)		202,047,445
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(9,201,174)
NET ASSETS - 100%		$ 192,846,271
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,474
Fidelity Securities Lending Cash Central Fund	56,903
Total	$ 64,377
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,951,837	$ 27,951,837	$ -	$ -
Consumer Staples	46,360,558	39,470,103	6,890,455	-
Energy	10,614,344	10,614,344	-	-
Financials	14,187,562	14,187,562	-	-
Health Care	21,930,570	21,930,570	-	-
Industrials	27,966,498	27,966,498	-	-
Information Technology	16,306,219	16,306,219	-	-
Materials	23,878,621	23,878,621	-	-
Money Market Funds	12,851,236	12,851,236	-	-
Total Investments in Securities:	$ 202,047,445	$ 195,156,990	$ 6,890,455	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 8,172,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $5,892,979) - See accompanying schedule: Unaffiliated issuers (cost $179,197,131)	$ 189,196,209
Fidelity Central Funds (cost $12,851,236)	12,851,236
Total Investments (cost $192,048,367)		$ 202,047,445
Foreign currency held at value (cost $128)		128
Receivable for investments sold		193,639
Receivable for fund shares sold		861,534
Dividends receivable		270,403
Distributions receivable from Fidelity Central Funds		4,169
Receivable from investment adviser for expense reductions		33,993
Other receivables		7,075
Total assets		203,418,386

Liabilities
Payable for investments purchased	$ 4,214,811
Payable for fund shares redeemed	174,237
Accrued management fee	121,924
Distribution and service plan fees payable	14,452
Other affiliated payables	46,085
Other payables and accrued expenses	65,406
Collateral on securities loaned, at value	5,935,200
Total liabilities		10,572,115

Net Assets		$ 192,846,271
Net Assets consist of:
Paid in capital		$ 187,380,543
Undistributed net investment income		1,374,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,900,404)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,991,702
Net Assets		$ 192,846,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,874,352 ÷ 2,455,261 shares)	$ 8.91

Maximum offering price per share (100/94.25 of $8.91)	$ 9.45
Class T: Net Asset Value and redemption price per share ($10,689,976 ÷ 1,202,180 shares)	$ 8.89

Maximum offering price per share (100/96.50 of $8.89)	$ 9.21
Class B: Net Asset Value and offering price per share ($1,116,152 ÷ 125,639 shares)A	$ 8.88

Class C: Net Asset Value and offering price per share ($5,647,907 ÷ 638,785 shares)A	$ 8.84

International Growth: Net Asset Value, offering price and redemption price per share ($149,526,022 ÷ 16,710,639 shares)	$ 8.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,991,862 ÷ 446,301 shares)	$ 8.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 3,011,819
Interest		13
Income from Fidelity Central Funds		64,377
Income before foreign taxes withheld		3,076,209
Less foreign taxes withheld		(190,510)
Total income		2,885,699

Expenses
Management fee Basic fee	$ 841,290
Performance adjustment	98,242
Transfer agent fees	325,129
Distribution and service plan fees	96,288
Accounting and security lending fees	62,806
Custodian fees and expenses	59,416
Independent trustees' compensation	721
Registration fees	83,181
Audit	66,173
Legal	501
Miscellaneous	773
Total expenses before reductions	1,634,520
Expense reductions	(126,529)	1,507,991
Net investment income (loss)		1,377,708
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(820,062)
Foreign currency transactions	(13,150)
Total net realized gain (loss)		(833,212)
Change in net unrealized appreciation (depreciation) on: Investment securities	11,235,369
Assets and liabilities in foreign currencies	(8,388)
Total change in net unrealized appreciation (depreciation)		11,226,981
Net gain (loss)		10,393,769
Net increase (decrease) in net assets resulting from operations		$ 11,771,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,377,708	$ 628,947
Net realized gain (loss)	(833,212)	1,817,821
Change in net unrealized appreciation (depreciation)	11,226,981	(6,057,574)
Net increase (decrease) in net assets resulting from operations	11,771,477	(3,610,806)
Distributions to shareholders from net investment income	(594,738)	(276,358)
Distributions to shareholders from net realized gain	(48,645)	(48,341)
Total distributions	(643,383)	(324,699)
Share transactions - net increase (decrease)	115,271,822	35,841,228
Redemption fees	5,972	7,927
Total increase (decrease) in net assets	126,405,888	31,913,650

Net Assets
Beginning of period	66,440,383	34,526,733
End of period (including undistributed net investment income of $1,374,430 and undistributed net investment income of $591,460, respectively)	$ 192,846,271	$ 66,440,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 8.38	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.08	.05	.05	.07
Net realized and unrealized gain (loss)	.81	(.31)	1.39	1.55	(4.61)
Total from investment operations	.89	(.23)	1.44	1.60	(4.54)
Distributions from net investment income	(.06)	(.05)	(.05)	(.05)	-
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.07)	(.06)	(.07) I	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.91	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Total Return A, B	11.10%	(2.76)%	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.58%	1.77%	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.45%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.48%	1.47%	1.48%
Net investment income (loss)	.99%	.92%	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,874	$ 6,352	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.08	$ 8.38	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.06	.04	.03	.05
Net realized and unrealized gain (loss)	.81	(.31)	1.39	1.55	(4.60)
Total from investment operations	.87	(.25)	1.43	1.58	(4.55)
Distributions from net investment income	(.05)	(.04)	(.02)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.06)	(.05)	(.05)	(.03)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.89	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Total Return A, B	10.82%	(3.03)%	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	2.03%	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.70%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.69%	1.68%	1.73%	1.73%	1.73%
Net investment income (loss)	.74%	.67%	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,690	$ 2,917	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 8.36	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.02	.01	- H	.01	- H
Net realized and unrealized gain (loss)	.80	(.30)	1.38	1.55	(4.58)
Total from investment operations	.82	(.29)	1.38	1.56	(4.58)
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	- H	-	-	-
Total distributions	-	(.01)	-	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.88	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Total Return A, B	10.17%	(3.47)%	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.35%	2.55%	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.23%	2.23%	2.23%
Net investment income (loss)	.24%	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,116	$ 473	$ 581	$ 328	$ 642
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 8.34	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.02	.01	- H	.01	- H
Net realized and unrealized gain (loss)	.80	(.31)	1.38	1.55	(4.58)
Total from investment operations	.82	(.30)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	(.01)	-	-	-
Distributions from net realized gain	(.01)	(.01)	(.02)	-	-
Total distributions	(.01) J	(.01) I	(.02)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.84	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Total Return A, B	10.27%	(3.57)%	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.33%	2.52%	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.24%	2.23%	2.23%
Net investment income (loss)	.24%	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,648	$ 2,767	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

J Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.10	.07	.06	.09
Net realized and unrealized gain (loss)	.81	(.30)	1.39	1.54	(4.60)
Total from investment operations	.92	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.08)	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.09)	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.95	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	11.41%	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.28%	1.52%	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.24%	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,526	$ 53,437	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.10	.07	.06	.09
Net realized and unrealized gain (loss)	.81	(.30)	1.39	1.54	(4.60)
Total from investment operations	.91	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.08)	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.09)	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.94	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	11.28%	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.50%	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.24%	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,992	$ 493	$ 113	$ 36	$ 521
Portfolio turnover rate D	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,586,724
Gross unrealized depreciation	(6,916,202)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,670,522

Tax Cost	$ 192,376,923

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,436,227
Capital loss carryforward	$ (5,633,645)
Net unrealized appreciation (depreciation)	$ 9,663,146

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (1,819,472)
2017	(2,797,799)
Total with expiration	(4,617,271)
No expiration
Short-term	(1,016,374)
Total capital loss carryforward	$ (5,633,645)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 643,383	$ 324,699

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $152,600,135 and $37,480,345, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 27,055	$ 698
Class T	.25%	.25%	25,571	121
Class B	.75%	.25%	6,002	4,531
Class C	.75%	.25%	37,660	12,092
			$ 96,288	$ 17,442

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,825
Class T	3,545
Class B*	1,058
Class C*	1,676
$ 22,104

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 32,331.30
Class T	16,359.32
Class B	1,802.30
Class C	11,442.30
International Growth	258,582.27
Institutional Class	4,613.25
	$ 325,129

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $375 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $289 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $56,903. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 13,952
Class T	1.70%	7,830
Class B	2.20%	897
Class C	2.20%	4,960
International Growth	1.20%	82,095
Institutional Class	1.20%	1,177
		$ 110,911

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,575 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 50,503	$ 19,878
Class T	18,666	5,087
Class B	-	545
Class C	2,205	1,547
International Growth	516,958	247,117
Institutional Class	6,406	2,184
Total	$ 594,738	$ 276,358

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 4,810	$ 4,255
Class T	2,196	1,455
Class B	-	211
Class C	1,890	826
International Growth	39,262	41,245
Institutional Class	487	349
Total	$ 48,645	$ 48,341

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,901,699	547,911	$ 16,560,116	$ 4,762,829
Reinvestment of distributions	5,422	2,679	42,831	22,867
Shares redeemed	(236,851)	(133,581)	(2,015,265)	(1,142,023)
Net increase (decrease)	1,670,270	417,009	$ 14,587,682	$ 3,643,673
Class T
Shares sold	941,446	292,221	$ 8,178,600	$ 2,542,402
Reinvestment of distributions	2,626	762	20,742	6,516
Shares redeemed	(102,766)	(55,432)	(866,637)	(470,382)
Net increase (decrease)	841,306	237,551	$ 7,332,705	$ 2,078,536
Class B
Shares sold	92,865	22,762	$ 806,549	$ 193,446
Reinvestment of distributions	-	78	-	670
Shares redeemed	(25,954)	(33,639)	(218,180)	(282,311)
Net increase (decrease)	66,911	(10,799)	$ 588,369	$ (88,195)
Class C
Shares sold	400,291	258,483	$ 3,375,948	$ 2,202,762
Reinvestment of distributions	510	274	4,026	2,357
Shares redeemed	(106,475)	(65,559)	(879,489)	(555,739)
Net increase (decrease)	294,326	193,198	$ 2,500,485	$ 1,649,380
International Growth
Shares sold	13,301,892	5,799,026	$ 114,028,412	$ 50,047,832
Reinvestment of distributions	68,821	33,184	544,378	283,553
Shares redeemed	(3,238,606)	(2,639,092)	(27,713,258)	(22,190,157)
Net increase (decrease)	10,132,107	3,193,118	$ 86,859,532	$ 28,141,228

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Institutional Class
Shares sold	438,656	76,126	$ 3,841,370	$ 670,433
Reinvestment of distributions	655	292	5,178	2,491
Shares redeemed	(53,696)	(29,187)	(443,499)	(256,318)
Net increase (decrease)	385,615	47,231	$ 3,403,049	$ 416,606

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/2012	12/07/2012	$0.100	$0.005

Institutional Class designates 10% of the dividends distributed in December 2011 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/2011	$0.080	$0.0072

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the one-year period and the second quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011, the total expense ratio of Class B ranked equal to its competitive median for 2011, and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGFI-UANN-1212
1.853341.104

Fidelity®

International Growth Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fundA
Fidelity® International Growth Fund	11.41%	-1.33%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Growth Fund: For the year, the fund's Retail Class shares gained 11.41%, easily outpacing the 4.77% advance of the MSCI® EAFE® Growth Index. Following the fund's bottom-up stock selection strategy, portfolio positioning in Japan and Europe was especially helpful. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed, while stock picking in Canada was modestly negative. In sector terms, security selection was very strong in information technology, materials, industrials, consumer discretionary and health care, while my picks in only two groups - energy and telecommunication services - had a negative impact. The top individual contributor was Belgian brewer Anheuser-Busch InBev, while in health care, Australian biotechnology company CSL and Denmark's Novo Nordisk also added value. U.S.-based credit card networks MasterCard and Visa, neither of which is in the index, were additional contributors. In contrast, not owning Diageo, a strong-performing U.K.-based spirits company and benchmark component, hurt. Other notable detractors were U.K. natural gas producer BG Group and Bharti Airtel, an Indian telecommunication services provider and non-index stock that I sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,012.50	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,011.40	$ 8.60
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,007.90	$ 11.10
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,009.10	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
International Growth	1.20%
Actual		$ 1,000.00	$ 1,013.60	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,013.60	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 18.9%
United States of America 18.2%
Japan 10.9%
Switzerland 9.1%
Australia 5.4%
Belgium 4.6%
France 3.6%
Sweden 3.5%
Denmark 3.1%
Other 22.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 18.3%
United States of America 18.1%
Japan 10.6%
Switzerland 9.5%
Belgium 4.2%
Australia 4.0%
Germany 3.8%
Denmark 3.3%
France 3.3%
Other 24.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.1	97.4
Short-Term Investments and Net Other Assets (Liabilities)	1.9	2.6
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	5.0	5.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.6	3.3
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.7	2.5
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	2.5	1.7
Linde AG (Germany, Chemicals)	2.4	2.4
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	2.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.3	2.0
Philip Morris International, Inc. (United States of America, Tobacco)	2.0	1.8
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	2.0	1.9
CSL Ltd. (Australia, Biotechnology)	1.9	1.5
	26.8
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	24.2	22.4
Industrials	14.5	13.4
Consumer Discretionary	14.5	15.2
Materials	12.4	13.2
Health Care	11.4	9.5
Information Technology	8.4	7.5
Financials	7.2	10.9
Energy	5.5	4.9
Telecommunication Services	0.0	0.4

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 5.4%
Coca-Cola Amatil Ltd.	147,671	$ 2,061,749
CSL Ltd.	74,105	3,653,923
Newcrest Mining Ltd.	45,609	1,251,313
Sydney Airport unit	179,470	631,553
Woodside Petroleum Ltd.	40,108	1,432,213
WorleyParsons Ltd.	50,089	1,282,714
TOTAL AUSTRALIA		10,313,465
Austria - 1.1%
Andritz AG	36,600	2,204,495
Bailiwick of Jersey - 1.1%
Informa PLC	86,364	557,758
Randgold Resources Ltd. sponsored ADR	12,335	1,475,143
TOTAL BAILIWICK OF JERSEY		2,032,901
Belgium - 4.6%
Anheuser-Busch InBev SA NV	82,391	6,890,455
Umicore SA	38,731	1,987,716
TOTAL BELGIUM		8,878,171
Bermuda - 0.8%
Lazard Ltd. Class A	20,292	597,802
Li & Fung Ltd.	519,000	870,575
TOTAL BERMUDA		1,468,377
Brazil - 1.1%
Arezzo Industria e Comercio SA	27,400	489,033
Iguatemi Empresa de Shopping Centers SA	49,200	624,977
Multiplan Empreendimentos Imobiliarios SA	33,800	990,177
TOTAL BRAZIL		2,104,187
Canada - 1.8%
Agnico-Eagle Mines Ltd. (Canada)	13,300	750,926
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,300	482,266
First Quantum Minerals Ltd.	22,400	503,509
Goldcorp, Inc.	29,006	1,311,260
Open Text Corp. (a)	8,600	462,226
TOTAL CANADA		3,510,187
Common Stocks - continued
	Shares	Value
Cayman Islands - 1.7%
Baidu.com, Inc. sponsored ADR (a)	8,080	$ 861,490
Sands China Ltd.	655,600	2,465,886
TOTAL CAYMAN ISLANDS		3,327,376
Denmark - 3.1%
Novo Nordisk A/S Series B sponsored ADR	32,400	5,193,396
William Demant Holding A/S (a)	9,700	834,267
TOTAL DENMARK		6,027,663
Finland - 1.5%
Nokian Tyres PLC	58,508	2,426,725
Outotec Oyj	9,000	438,267
TOTAL FINLAND		2,864,992
France - 3.6%
Alstom SA	47,499	1,622,260
Danone SA	46,652	2,867,694
Remy Cointreau SA	8,587	890,626
Safran SA	39,100	1,555,606
TOTAL FRANCE		6,936,186
Germany - 3.0%
Linde AG	27,941	4,698,991
Siemens AG sponsored ADR (d)	11,200	1,130,192
TOTAL GERMANY		5,829,183
Ireland - 1.8%
CRH PLC sponsored ADR	68,700	1,281,255
Elan Corp. PLC sponsored ADR (a)	65,784	710,467
James Hardie Industries NV sponsored ADR (d)	32,000	1,538,880
TOTAL IRELAND		3,530,602
Israel - 0.2%
Azrieli Group	19,200	428,628
Italy - 0.9%
Fiat Industrial SpA	115,401	1,249,716
Interpump Group SpA	75,351	572,324
TOTAL ITALY		1,822,040
Japan - 10.9%
Autobacs Seven Co. Ltd.	19,900	816,391
Denso Corp.	85,000	2,660,842
Fanuc Corp.	17,000	2,706,627
Common Stocks - continued
	Shares	Value
Japan - continued
Fast Retailing Co. Ltd.	8,200	$ 1,826,331
Japan Tobacco, Inc.	27,700	765,454
JS Group Corp.	34,900	771,621
Keyence Corp.	10,062	2,669,587
Kobayashi Pharmaceutical Co. Ltd.	16,400	865,915
Mitsui Fudosan Co. Ltd.	55,000	1,111,299
Nintendo Co. Ltd.	8,000	1,030,189
Osaka Securities Exchange Co. Ltd.	10	37,267
SHO-BOND Holdings Co. Ltd.	15,600	471,537
SMC Corp.	5,500	866,717
Unicharm Corp.	24,900	1,347,463
USS Co. Ltd.	20,580	2,162,924
Yamato Kogyo Co. Ltd.	32,700	917,959
TOTAL JAPAN		21,028,123
Netherlands - 2.2%
ASML Holding NV	61,400	3,375,158
D.E. Master Blenders 1753 NV (a)	66,459	812,222
TOTAL NETHERLANDS		4,187,380
Portugal - 1.2%
Jeronimo Martins SGPS SA	127,352	2,228,409
South Africa - 0.4%
Clicks Group Ltd.	120,343	829,708
Spain - 1.6%
Inditex SA	18,214	2,323,979
Prosegur Compania de Seguridad SA (Reg.)	151,049	822,285
TOTAL SPAIN		3,146,264
Sweden - 3.5%
ASSA ABLOY AB (B Shares)	48,761	1,625,391
Fagerhult AB	15,400	380,769
H&M Hennes & Mauritz AB (B Shares)	74,630	2,525,959
Intrum Justitia AB	30,000	434,199
Swedish Match Co. AB	52,300	1,781,996
TOTAL SWEDEN		6,748,314
Switzerland - 9.1%
Nestle SA	152,687	9,689,468
Roche Holding AG (participation certificate)	22,817	4,387,979
Schindler Holding AG:
(participation certificate)	9,410	1,239,780
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG: - continued
(Reg.)	1,530	$ 197,965
Swatch Group AG (Bearer)	2,480	1,026,299
UBS AG (NY Shares)	61,021	916,535
TOTAL SWITZERLAND		17,458,026
Turkey - 2.3%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	43,800	657,305
Coca-Cola Icecek A/S	82,142	1,594,723
Turkiye Garanti Bankasi A/S	276,500	1,320,413
Turkiye Petrol Rafinerile A/S	32,687	798,712
TOTAL TURKEY		4,371,153
United Kingdom - 18.9%
Anglo American PLC:
ADR	25,200	387,324
(United Kingdom)	12,200	374,658
Babcock International Group PLC	79,300	1,251,550
BG Group PLC	247,955	4,591,577
BHP Billiton PLC ADR (d)	56,100	3,589,278
GlaxoSmithKline PLC sponsored ADR	107,600	4,831,240
InterContinental Hotel Group PLC ADR	94,530	2,327,329
Johnson Matthey PLC	48,477	1,759,387
Reckitt Benckiser Group PLC	53,945	3,264,515
Rexam PLC	141,583	1,020,618
Rolls-Royce Group PLC	167,537	2,310,250
Rolls-Royce Group PLC Class C	12,732,812	20,548
Rotork PLC	38,200	1,404,279
SABMiller PLC	75,766	3,245,588
Serco Group PLC	135,342	1,237,282
Shaftesbury PLC	62,933	556,539
Standard Chartered PLC (United Kingdom)	162,631	3,840,894
Unite Group PLC	103,000	470,558
TOTAL UNITED KINGDOM		36,483,414
United States of America - 16.3%
Allergan, Inc.	14,200	1,276,864
Amazon.com, Inc. (a)	5,500	1,280,510
Autoliv, Inc. (d)	33,400	1,923,840
Berkshire Hathaway, Inc. Class B (a)	23,023	1,988,036
BorgWarner, Inc. (a)	20,246	1,332,592
CME Group, Inc.	14,700	822,171
Cummins, Inc.	7,404	692,866
Common Stocks - continued
	Shares	Value
United States of America - continued
Cymer, Inc. (a)	9,787	$ 779,926
FMC Technologies, Inc. (a)	24,788	1,013,829
Freeport-McMoRan Copper & Gold, Inc.	13,800	536,544
Martin Marietta Materials, Inc. (d)	6,000	493,860
MasterCard, Inc. Class A	7,400	3,410,882
Mead Johnson Nutrition Co. Class A	30,200	1,862,132
Mohawk Industries, Inc. (a)	11,200	934,864
National Oilwell Varco, Inc.	20,289	1,495,299
Philip Morris International, Inc.	44,508	3,941,628
PriceSmart, Inc.	9,200	763,508
ResMed, Inc.	26,100	1,042,434
Solera Holdings, Inc.	11,689	547,162
SS&C Technologies Holdings, Inc. (a)	19,300	463,779
Union Pacific Corp.	17,300	2,128,419
Visa, Inc. Class A	19,500	2,705,820
TOTAL UNITED STATES OF AMERICA		31,436,965
TOTAL COMMON STOCKS (Cost $179,197,131)		189,196,209
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.19% (b)	6,916,036	6,916,036
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	5,935,200	5,935,200
TOTAL MONEY MARKET FUNDS (Cost $12,851,236)		12,851,236
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $192,048,367)		202,047,445
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(9,201,174)
NET ASSETS - 100%		$ 192,846,271
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,474
Fidelity Securities Lending Cash Central Fund	56,903
Total	$ 64,377
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,951,837	$ 27,951,837	$ -	$ -
Consumer Staples	46,360,558	39,470,103	6,890,455	-
Energy	10,614,344	10,614,344	-	-
Financials	14,187,562	14,187,562	-	-
Health Care	21,930,570	21,930,570	-	-
Industrials	27,966,498	27,966,498	-	-
Information Technology	16,306,219	16,306,219	-	-
Materials	23,878,621	23,878,621	-	-
Money Market Funds	12,851,236	12,851,236	-	-
Total Investments in Securities:	$ 202,047,445	$ 195,156,990	$ 6,890,455	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 8,172,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $5,892,979) - See accompanying schedule: Unaffiliated issuers (cost $179,197,131)	$ 189,196,209
Fidelity Central Funds (cost $12,851,236)	12,851,236
Total Investments (cost $192,048,367)		$ 202,047,445
Foreign currency held at value (cost $128)		128
Receivable for investments sold		193,639
Receivable for fund shares sold		861,534
Dividends receivable		270,403
Distributions receivable from Fidelity Central Funds		4,169
Receivable from investment adviser for expense reductions		33,993
Other receivables		7,075
Total assets		203,418,386

Liabilities
Payable for investments purchased	$ 4,214,811
Payable for fund shares redeemed	174,237
Accrued management fee	121,924
Distribution and service plan fees payable	14,452
Other affiliated payables	46,085
Other payables and accrued expenses	65,406
Collateral on securities loaned, at value	5,935,200
Total liabilities		10,572,115

Net Assets		$ 192,846,271
Net Assets consist of:
Paid in capital		$ 187,380,543
Undistributed net investment income		1,374,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,900,404)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,991,702
Net Assets		$ 192,846,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,874,352 ÷ 2,455,261 shares)	$ 8.91

Maximum offering price per share (100/94.25 of $8.91)	$ 9.45
Class T: Net Asset Value and redemption price per share ($10,689,976 ÷ 1,202,180 shares)	$ 8.89

Maximum offering price per share (100/96.50 of $8.89)	$ 9.21
Class B: Net Asset Value and offering price per share ($1,116,152 ÷ 125,639 shares)A	$ 8.88

Class C: Net Asset Value and offering price per share ($5,647,907 ÷ 638,785 shares)A	$ 8.84

International Growth: Net Asset Value, offering price and redemption price per share ($149,526,022 ÷ 16,710,639 shares)	$ 8.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,991,862 ÷ 446,301 shares)	$ 8.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 3,011,819
Interest		13
Income from Fidelity Central Funds		64,377
Income before foreign taxes withheld		3,076,209
Less foreign taxes withheld		(190,510)
Total income		2,885,699

Expenses
Management fee Basic fee	$ 841,290
Performance adjustment	98,242
Transfer agent fees	325,129
Distribution and service plan fees	96,288
Accounting and security lending fees	62,806
Custodian fees and expenses	59,416
Independent trustees' compensation	721
Registration fees	83,181
Audit	66,173
Legal	501
Miscellaneous	773
Total expenses before reductions	1,634,520
Expense reductions	(126,529)	1,507,991
Net investment income (loss)		1,377,708
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(820,062)
Foreign currency transactions	(13,150)
Total net realized gain (loss)		(833,212)
Change in net unrealized appreciation (depreciation) on: Investment securities	11,235,369
Assets and liabilities in foreign currencies	(8,388)
Total change in net unrealized appreciation (depreciation)		11,226,981
Net gain (loss)		10,393,769
Net increase (decrease) in net assets resulting from operations		$ 11,771,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,377,708	$ 628,947
Net realized gain (loss)	(833,212)	1,817,821
Change in net unrealized appreciation (depreciation)	11,226,981	(6,057,574)
Net increase (decrease) in net assets resulting from operations	11,771,477	(3,610,806)
Distributions to shareholders from net investment income	(594,738)	(276,358)
Distributions to shareholders from net realized gain	(48,645)	(48,341)
Total distributions	(643,383)	(324,699)
Share transactions - net increase (decrease)	115,271,822	35,841,228
Redemption fees	5,972	7,927
Total increase (decrease) in net assets	126,405,888	31,913,650

Net Assets
Beginning of period	66,440,383	34,526,733
End of period (including undistributed net investment income of $1,374,430 and undistributed net investment income of $591,460, respectively)	$ 192,846,271	$ 66,440,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 8.38	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.08	.05	.05	.07
Net realized and unrealized gain (loss)	.81	(.31)	1.39	1.55	(4.61)
Total from investment operations	.89	(.23)	1.44	1.60	(4.54)
Distributions from net investment income	(.06)	(.05)	(.05)	(.05)	-
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.07)	(.06)	(.07) I	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.91	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Total Return A, B	11.10%	(2.76)%	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.58%	1.77%	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.45%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.48%	1.47%	1.48%
Net investment income (loss)	.99%	.92%	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,874	$ 6,352	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.08	$ 8.38	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.06	.04	.03	.05
Net realized and unrealized gain (loss)	.81	(.31)	1.39	1.55	(4.60)
Total from investment operations	.87	(.25)	1.43	1.58	(4.55)
Distributions from net investment income	(.05)	(.04)	(.02)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.06)	(.05)	(.05)	(.03)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.89	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Total Return A, B	10.82%	(3.03)%	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	2.03%	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.70%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.69%	1.68%	1.73%	1.73%	1.73%
Net investment income (loss)	.74%	.67%	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,690	$ 2,917	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 8.36	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.02	.01	- H	.01	- H
Net realized and unrealized gain (loss)	.80	(.30)	1.38	1.55	(4.58)
Total from investment operations	.82	(.29)	1.38	1.56	(4.58)
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	- H	-	-	-
Total distributions	-	(.01)	-	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.88	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Total Return A, B	10.17%	(3.47)%	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.35%	2.55%	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.23%	2.23%	2.23%
Net investment income (loss)	.24%	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,116	$ 473	$ 581	$ 328	$ 642
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 8.34	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.02	.01	- H	.01	- H
Net realized and unrealized gain (loss)	.80	(.31)	1.38	1.55	(4.58)
Total from investment operations	.82	(.30)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	(.01)	-	-	-
Distributions from net realized gain	(.01)	(.01)	(.02)	-	-
Total distributions	(.01) J	(.01) I	(.02)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.84	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Total Return A, B	10.27%	(3.57)%	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.33%	2.52%	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.18%	2.24%	2.23%	2.23%
Net investment income (loss)	.24%	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,648	$ 2,767	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

J Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.10	.07	.06	.09
Net realized and unrealized gain (loss)	.81	(.30)	1.39	1.54	(4.60)
Total from investment operations	.92	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.08)	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.09)	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.95	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	11.41%	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.28%	1.52%	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.24%	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,526	$ 53,437	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.10	.07	.06	.09
Net realized and unrealized gain (loss)	.81	(.30)	1.39	1.54	(4.60)
Total from investment operations	.91	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.08)	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.01)	(.03)	-	-
Total distributions	(.09)	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.94	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	11.28%	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.50%	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.19%	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.24%	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,992	$ 493	$ 113	$ 36	$ 521
Portfolio turnover rate D	32%	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,586,724
Gross unrealized depreciation	(6,916,202)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,670,522

Tax Cost	$ 192,376,923

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,436,227
Capital loss carryforward	$ (5,633,645)
Net unrealized appreciation (depreciation)	$ 9,663,146

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (1,819,472)
2017	(2,797,799)
Total with expiration	(4,617,271)
No expiration
Short-term	(1,016,374)
Total capital loss carryforward	$ (5,633,645)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 643,383	$ 324,699

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $152,600,135 and $37,480,345, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 27,055	$ 698
Class T	.25%	.25%	25,571	121
Class B	.75%	.25%	6,002	4,531
Class C	.75%	.25%	37,660	12,092
			$ 96,288	$ 17,442

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,825
Class T	3,545
Class B*	1,058
Class C*	1,676
$ 22,104

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 32,331.30
Class T	16,359.32
Class B	1,802.30
Class C	11,442.30
International Growth	258,582.27
Institutional Class	4,613.25
	$ 325,129

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $375 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $289 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $56,903. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 13,952
Class T	1.70%	7,830
Class B	2.20%	897
Class C	2.20%	4,960
International Growth	1.20%	82,095
Institutional Class	1.20%	1,177
		$ 110,911

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,575 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 50,503	$ 19,878
Class T	18,666	5,087
Class B	-	545
Class C	2,205	1,547
International Growth	516,958	247,117
Institutional Class	6,406	2,184
Total	$ 594,738	$ 276,358

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 4,810	$ 4,255
Class T	2,196	1,455
Class B	-	211
Class C	1,890	826
International Growth	39,262	41,245
Institutional Class	487	349
Total	$ 48,645	$ 48,341

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,901,699	547,911	$ 16,560,116	$ 4,762,829
Reinvestment of distributions	5,422	2,679	42,831	22,867
Shares redeemed	(236,851)	(133,581)	(2,015,265)	(1,142,023)
Net increase (decrease)	1,670,270	417,009	$ 14,587,682	$ 3,643,673
Class T
Shares sold	941,446	292,221	$ 8,178,600	$ 2,542,402
Reinvestment of distributions	2,626	762	20,742	6,516
Shares redeemed	(102,766)	(55,432)	(866,637)	(470,382)
Net increase (decrease)	841,306	237,551	$ 7,332,705	$ 2,078,536
Class B
Shares sold	92,865	22,762	$ 806,549	$ 193,446
Reinvestment of distributions	-	78	-	670
Shares redeemed	(25,954)	(33,639)	(218,180)	(282,311)
Net increase (decrease)	66,911	(10,799)	$ 588,369	$ (88,195)
Class C
Shares sold	400,291	258,483	$ 3,375,948	$ 2,202,762
Reinvestment of distributions	510	274	4,026	2,357
Shares redeemed	(106,475)	(65,559)	(879,489)	(555,739)
Net increase (decrease)	294,326	193,198	$ 2,500,485	$ 1,649,380
International Growth
Shares sold	13,301,892	5,799,026	$ 114,028,412	$ 50,047,832
Reinvestment of distributions	68,821	33,184	544,378	283,553
Shares redeemed	(3,238,606)	(2,639,092)	(27,713,258)	(22,190,157)
Net increase (decrease)	10,132,107	3,193,118	$ 86,859,532	$ 28,141,228

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Institutional Class
Shares sold	438,656	76,126	$ 3,841,370	$ 670,433
Reinvestment of distributions	655	292	5,178	2,491
Shares redeemed	(53,696)	(29,187)	(443,499)	(256,318)
Net increase (decrease)	385,615	47,231	$ 3,403,049	$ 416,606

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay on December 10, 2012, to shareholders of record at the opening of business on December 7, 2012, a distribution of $0.005 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.097 per share from net investment income.

The fund designates 10% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December 2011 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Growth Fund	12/05/2011	$0.080	$0.0072

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the one-year period and the second quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011, the total expense ratio of Class B ranked equal to its competitive median for 2011, and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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www.fidelity.com

IGF-UANN-1212
1.912349.102

Fidelity®

International Small Cap Opportunities

Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Small Cap Opportunities Fund	12.21%	-7.45%	3.64%

A From August 2, 2005

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund: For the year, the fund's Retail Class shares gained 12.21%, easily outpacing the 5.99% advance of the benchmark MSCI® EAFE® Small Cap Index. Security selection in emerging markets and Japan was very helpful. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed to relative performance, while stock picking in Canada hurt. In sector terms, security selection helped in consumer discretionary, materials, industrials and financials, while energy and telecommunication services were detractors. The top individual contributor was Cymer, a U.S. laser manufacturer that gained sharply after in October after agreeing to be acquired by ASML Holding. Unite Group, a U.K.-based owner of student housing properties, added value, while better housing data lifted shares of U.S. carpet manufacturer Mohawk Industries and building products company James Hardie Industries, incorporated in Ireland and listed in Australia. In contrast, Austrian lighting company Zumtobel was hurt by weakness in its lighting-components business. Other disappointments were Nippon Thompson, a Japanese maker of linear motion guides, and Brazilian chemicals maker Braskem. Most of the names I've mentioned were not in the index, and I sold Braskem before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.65%
Actual		$ 1,000.00	$ 1,025.70	$ 8.40
Hypothetical A		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 1,024.90	$ 9.67
Hypothetical A		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 1,022.40	$ 12.20
Hypothetical A		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 1,022.40	$ 12.20
Hypothetical A		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap Opportunities	1.40%
Actual		$ 1,000.00	$ 1,027.40	$ 7.13
Hypothetical A		$ 1,000.00	$ 1,018.10	$ 7.10
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,028.30	$ 7.14
Hypothetical A		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan 21.1%
United Kingdom 19.2%
United States of America 16.6%
Germany 4.8%
Canada 3.5%
France 3.0%
Turkey 2.8%
Sweden 2.5%
Brazil 2.5%
Other 24.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan 21.1%
United States of America 17.8%
United Kingdom 17.5%
Germany 4.7%
France 3.1%
Canada 2.9%
Brazil 2.9%
South Africa 2.6%
Sweden 2.5%
Other 24.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.1	94.5
Short-Term Investments and Net Other Assets (Liabilities)	3.9	5.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.5	2.5
USS Co. Ltd. (Japan, Specialty Retail)	2.0	2.0
Andritz AG (Austria, Machinery)	1.6	1.5
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.5	1.2
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.5	1.4
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.7
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.4
Coca-Cola Icecek A/S (Turkey, Beverages)	1.4	1.0
Interpump Group SpA (Italy, Machinery)	1.3	1.3
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.3	1.3
	16.0
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.0	23.0
Consumer Discretionary	18.6	19.1
Financials	14.0	14.7
Consumer Staples	12.6	12.1
Materials	9.7	9.5
Information Technology	7.6	7.7
Health Care	5.1	4.9
Energy	4.5	3.5

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 1.0%
Ramsay Health Care Ltd.	66,365	$ 1,636,831
Sydney Airport unit	637,981	2,245,048
TOTAL AUSTRALIA		3,881,879
Austria - 2.1%
Andritz AG	101,600	6,119,580
Zumtobel AG	157,681	1,684,690
TOTAL AUSTRIA		7,804,270
Bailiwick of Jersey - 1.6%
Informa PLC	588,230	3,798,923
Randgold Resources Ltd. sponsored ADR	18,300	2,188,497
TOTAL BAILIWICK OF JERSEY		5,987,420
Belgium - 1.6%
Gimv NV	55,410	2,678,156
Umicore SA	62,474	3,206,232
TOTAL BELGIUM		5,884,388
Bermuda - 1.0%
GP Investments Ltd. (depositary receipt) (a)	357,600	825,752
Lazard Ltd. Class A	32,899	969,205
Trinity Ltd.	2,704,000	1,894,532
TOTAL BERMUDA		3,689,489
Brazil - 1.8%
Arezzo Industria e Comercio SA	108,700	1,940,068
Banco Pine SA	242,285	1,693,925
Iguatemi Empresa de Shopping Centers SA	89,400	1,135,629
Multiplan Empreendimentos Imobiliarios SA	63,600	1,863,174
TOTAL BRAZIL		6,632,796
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	346,495	943,576
Canada - 3.5%
Agnico-Eagle Mines Ltd. (Canada)	22,960	1,296,335
Baytex Energy Corp. (d)	21,900	996,601
Copper Mountain Mining Corp. (a)	206,100	833,686
Eldorado Gold Corp.	123,100	1,819,230
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,790	1,776,964
Open Text Corp. (a)	30,200	1,623,165
Painted Pony Petroleum Ltd. Class A (a)	99,100	1,071,620
Common Stocks - continued
	Shares	Value
Canada - continued
Pason Systems, Inc.	114,900	$ 1,871,763
Petrominerales Ltd.	101,379	813,062
TAG Oil Ltd. (a)	148,400	1,040,100
TOTAL CANADA		13,142,526
Cayman Islands - 0.3%
Vantage Drilling Co. (a)	525,331	966,609
Denmark - 0.2%
William Demant Holding A/S (a)	10,433	897,310
Finland - 1.9%
Nokian Tyres PLC	88,600	3,674,844
Outotec Oyj	68,900	3,355,179
TOTAL FINLAND		7,030,023
France - 3.0%
Laurent-Perrier Group	28,463	2,427,515
Remy Cointreau SA	27,273	2,828,699
Saft Groupe SA	79,819	1,774,812
Vetoquinol SA	37,895	1,267,234
Virbac SA	16,000	2,789,315
TOTAL FRANCE		11,087,575
Germany - 4.8%
alstria office REIT-AG	170,500	2,059,218
Bilfinger Berger AG	36,659	3,586,950
CompuGROUP Holding AG	109,908	1,994,402
CTS Eventim AG	137,426	4,079,056
Fielmann AG	36,437	3,546,809
Software AG (Bearer)	65,781	2,635,450
TOTAL GERMANY		17,901,885
India - 0.7%
Jyothy Laboratories Ltd.	817,354	2,694,131
Ireland - 1.4%
FBD Holdings PLC	82,200	1,028,145
James Hardie Industries NV:
CDI	35,000	335,342
sponsored ADR (d)	83,775	4,028,740
TOTAL IRELAND		5,392,227
Israel - 0.9%
Azrieli Group	70,005	1,562,817
Common Stocks - continued
	Shares	Value
Israel - continued
Ituran Location & Control Ltd.	131,286	$ 1,622,695
Strauss Group Ltd.	23,244	262,626
TOTAL ISRAEL		3,448,138
Italy - 2.1%
Azimut Holding SpA	253,073	3,204,761
Interpump Group SpA	640,443	4,864,446
TOTAL ITALY		8,069,207
Japan - 21.1%
Air Water, Inc.	76,000	952,023
Aozora Bank Ltd.	813,000	2,291,432
Asahi Co. Ltd. (d)	106,500	1,603,570
Autobacs Seven Co. Ltd.	99,200	4,069,648
Azbil Corp.	68,200	1,395,097
Cosmos Pharmaceutical Corp.	14,300	1,409,758
Daikoku Denki Co. Ltd.	32,800	829,964
Daikokutenbussan Co. Ltd.	121,200	3,853,258
FCC Co. Ltd.	176,500	3,172,711
Fields Corp.	59,200	851,329
GCA Savvian Group Corp.	1,309	1,554,468
Glory Ltd.	93,000	2,257,723
Goldcrest Co. Ltd.	106,940	1,608,856
Iwatsuka Confectionary Co. Ltd.	26,500	991,883
Kamigumi Co. Ltd.	207,000	1,669,899
Kobayashi Pharmaceutical Co. Ltd.	106,300	5,612,608
Kyoto Kimono Yuzen Co. Ltd.	123,300	1,490,474
Meiko Network Japan Co. Ltd.	104,500	1,060,316
Miraial Co. Ltd.	39,200	746,386
Nabtesco Corp.	108,100	2,012,233
Nagaileben Co. Ltd.	125,700	1,845,427
Nihon M&A Center, Inc.	127,200	3,816,159
Nihon Parkerizing Co. Ltd.	181,000	2,732,118
Nippon Seiki Co. Ltd.	186,000	1,787,073
Nippon Thompson Co. Ltd.	460,000	1,590,380
NS Tool Co., Ltd.	4,400	74,959
Obic Co. Ltd.	10,130	2,084,879
Osaka Securities Exchange Co. Ltd.	178	663,347
OSG Corp.	173,600	2,272,479
Seven Bank Ltd.	1,158,900	3,309,899
SHO-BOND Holdings Co. Ltd.	95,200	2,877,585
Shoei Co. Ltd.	95,800	522,022
Common Stocks - continued
	Shares	Value
Japan - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	318,000	$ 2,087,336
Tocalo Co. Ltd.	70,000	1,016,285
Tsutsumi Jewelry Co. Ltd.	41,800	958,735
USS Co. Ltd.	72,710	7,641,700
Yamato Kogyo Co. Ltd.	151,700	4,258,546
TOTAL JAPAN		78,972,565
Korea (South) - 0.6%
Woongjin Coway Co. Ltd.	61,100	2,224,732
Netherlands - 2.3%
Aalberts Industries NV	205,700	3,732,653
ASM International NV unit	71,200	2,258,464
Heijmans NV unit	112,623	953,663
QIAGEN NV (a)	94,600	1,650,770
TOTAL NETHERLANDS		8,595,550
Papua New Guinea - 0.4%
Oil Search Ltd. ADR	207,544	1,602,881
Philippines - 0.6%
Jollibee Food Corp.	856,460	2,202,623
Portugal - 0.8%
Jeronimo Martins SGPS SA	161,700	2,829,431
South Africa - 2.0%
African Rainbow Minerals Ltd.	77,800	1,628,563
City Lodge Hotels Ltd.	76,302	809,603
Clicks Group Ltd.	495,688	3,417,533
Mr Price Group Ltd.	98,200	1,517,059
TOTAL SOUTH AFRICA		7,372,758
Spain - 1.8%
Grifols SA (a)	49,232	1,707,611
Prosegur Compania de Seguridad SA (Reg.)	946,390	5,151,986
TOTAL SPAIN		6,859,597
Sweden - 2.5%
Fagerhult AB	90,605	2,240,230
Intrum Justitia AB	288,334	4,173,147
Swedish Match Co. AB	85,600	2,916,613
TOTAL SWEDEN		9,329,990
Switzerland - 0.5%
Zehnder Group AG	31,864	1,876,667
Common Stocks - continued
	Shares	Value
Turkey - 2.8%
Albaraka Turk Katilim Bankasi A/S	2,942,565	$ 2,331,070
Boyner Buyuk Magazacilik A/S (a)	1,290,451	2,966,058
Coca-Cola Icecek A/S	264,362	5,132,384
TOTAL TURKEY		10,429,512
United Kingdom - 19.2%
AMEC PLC	111,405	1,905,666
Babcock International Group PLC	205,700	3,246,455
Bellway PLC	198,072	3,231,547
Berendsen PLC	176,863	1,606,873
Britvic PLC	429,700	2,490,795
Dechra Pharmaceuticals PLC	282,100	2,808,824
Derwent London PLC	58,600	1,949,946
Elementis PLC	405,882	1,370,898
Great Portland Estates PLC	487,489	3,678,541
H&T Group PLC	232,153	1,077,081
InterContinental Hotel Group PLC ADR	111,626	2,748,232
Johnson Matthey PLC	79,175	2,873,517
Meggitt PLC	771,669	4,806,784
Persimmon PLC	202,563	2,598,744
Rotork PLC	119,500	4,392,966
Serco Group PLC	426,309	3,897,272
Shaftesbury PLC	412,873	3,651,180
Spectris PLC	130,587	3,641,497
Spirax-Sarco Engineering PLC	174,930	5,462,375
Ted Baker PLC	112,000	1,713,415
Ultra Electronics Holdings PLC	129,658	3,542,359
Unite Group PLC	1,274,170	5,821,079
Victrex PLC	146,882	3,377,689
TOTAL UNITED KINGDOM		71,893,735
United States of America - 12.7%
ANSYS, Inc. (a)	15,285	1,083,401
Autoliv, Inc.	61,900	3,565,440
BPZ Energy, Inc. (a)(d)	286,767	825,889
Broadridge Financial Solutions, Inc.	61,705	1,416,130
Cymer, Inc. (a)	49,209	3,921,465
Dril-Quip, Inc. (a)	40,569	2,809,809
Evercore Partners, Inc. Class A	56,200	1,567,980
Greenhill & Co., Inc.	40,995	1,956,281
Kansas City Southern	42,800	3,443,688
Martin Marietta Materials, Inc.	23,800	1,958,978
Common Stocks - continued
	Shares	Value
United States of America - continued
Mohawk Industries, Inc. (a)	41,700	$ 3,480,699
Oceaneering International, Inc.	53,100	2,778,723
PriceSmart, Inc.	110,996	9,211,553
ResMed, Inc.	98,000	3,914,120
Solera Holdings, Inc.	68,456	3,204,425
SS&C Technologies Holdings, Inc. (a)	106,858	2,567,798
TOTAL UNITED STATES OF AMERICA		47,706,379
TOTAL COMMON STOCKS (Cost $286,436,564)		357,349,869
Nonconvertible Preferred Stocks - 0.7%

Brazil - 0.7%
Banco ABC Brasil SA (Cost $2,957,747)	452,289	2,569,811
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.19% (b)	14,393,835	14,393,835
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,000,230	1,000,230
TOTAL MONEY MARKET FUNDS (Cost $15,394,065)		15,394,065
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $304,788,376)		375,313,745
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(868,125)
NET ASSETS - 100%		$ 374,445,620
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,578
Fidelity Securities Lending Cash Central Fund	123,696
Total	$ 144,274
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 83,755,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $950,434) - See accompanying schedule: Unaffiliated issuers (cost $289,394,311)	$ 359,919,680
Fidelity Central Funds (cost $15,394,065)	15,394,065
Total Investments (cost $304,788,376)		$ 375,313,745
Receivable for investments sold		852,658
Receivable for fund shares sold		208,144
Dividends receivable		1,012,746
Distributions receivable from Fidelity Central Funds		3,106
Receivable from investment adviser for expense reductions		3,081
Other receivables		8,858
Total assets		377,402,338

Liabilities
Payable for investments purchased	$ 833,907
Payable for fund shares redeemed	609,477
Accrued management fee	332,364
Distribution and service plan fees payable	14,354
Other affiliated payables	98,330
Other payables and accrued expenses	68,056
Collateral on securities loaned, at value	1,000,230
Total liabilities		2,956,718

Net Assets		$ 374,445,620
Net Assets consist of:
Paid in capital		$ 650,027,368
Undistributed net investment income		3,302,296
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(349,390,238)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,506,194
Net Assets		$ 374,445,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,194,312 ÷ 1,687,285 shares)	$ 10.78

Maximum offering price per share (100/94.25 of $10.78)	$ 11.44
Class T: Net Asset Value and redemption price per share ($8,168,756 ÷ 763,991 shares)	$ 10.69

Maximum offering price per share (100/96.50 of $10.69)	$ 11.08
Class B: Net Asset Value and offering price per share ($1,965,725 ÷ 187,264 shares)A	$ 10.50

Class C: Net Asset Value and offering price per share ($6,608,275 ÷ 630,481 shares)A	$ 10.48

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($334,917,873 ÷ 30,769,882 shares)	$ 10.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,590,679 ÷ 421,283 shares)	$ 10.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 9,443,414
Income from Fidelity Central Funds		144,274
Income before foreign taxes withheld		9,587,688
Less foreign taxes withheld		(625,721)
Total income		8,961,967

Expenses
Management fee Basic fee	$ 3,085,108
Performance adjustment	775,332
Transfer agent fees	999,785
Distribution and service plan fees	174,080
Accounting and security lending fees	188,109
Custodian fees and expenses	101,203
Independent trustees' compensation	2,363
Registration fees	81,326
Audit	67,233
Legal	1,855
Miscellaneous	3,487
Total expenses before reductions	5,479,881
Expense reductions	(297,227)	5,182,654
Net investment income (loss)		3,779,313
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,390,324
Foreign currency transactions	(29,044)
Total net realized gain (loss)		21,361,280
Change in net unrealized appreciation (depreciation) on: Investment securities	17,246,510
Assets and liabilities in foreign currencies	(10,085)
Total change in net unrealized appreciation (depreciation)		17,236,425
Net gain (loss)		38,597,705
Net increase (decrease) in net assets resulting from operations		$ 42,377,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,779,313	$ 7,043,577
Net realized gain (loss)	21,361,280	54,021,779
Change in net unrealized appreciation (depreciation)	17,236,425	(52,262,552)
Net increase (decrease) in net assets resulting from operations	42,377,018	8,802,804
Distributions to shareholders from net investment income	(4,886,680)	(6,223,295)
Distributions to shareholders from net realized gain	(369,319)	(1,761,993)
Total distributions	(5,255,999)	(7,985,288)
Share transactions - net increase (decrease)	(28,976,326)	(78,669,716)
Redemption fees	64,463	71,408
Total increase (decrease) in net assets	8,209,156	(77,780,792)

Net Assets
Beginning of period	366,236,464	444,017,256
End of period (including undistributed net investment income of $3,302,296 and undistributed net investment income of $4,428,178, respectively)	$ 374,445,620	$ 366,236,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.82	$ 8.07	$ 6.24	$ 18.97
Income from Investment Operations
Net investment income (loss) C	.08	.15 F	.06	.06	.02
Net realized and unrealized gain (loss)	1.07	(.07)	1.85	1.77	(10.85)
Total from investment operations	1.15	.08	1.91	1.83	(10.83)
Distributions from net investment income	(.11)	(.11)	(.07)	-	(.03)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.12)	(.15)	(.16)	-	(1.90) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 9.75	$ 9.82	$ 8.07	$ 6.24
Total Return A,B	12.00%	.81%	24.05%	29.33%	(62.98)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.75%	1.34%	1.16%	.94%	1.75%
Expenses net of fee waivers, if any	1.65%	1.33%	1.16%	.94%	1.66%
Expenses net of all reductions	1.64%	1.32%	1.15%	.89%	1.62%
Net investment income (loss)	.85%	1.44% F	.74%	1.00%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,194	$ 18,686	$ 20,228	$ 18,883	$ 17,905
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.66	$ 9.72	$ 8.00	$ 6.20	$ 18.85
Income from Investment Operations
Net investment income (loss) C	.06	.12 F	.04	.05	(.02)
Net realized and unrealized gain (loss)	1.06	(.06)	1.83	1.75	(10.78)
Total from investment operations	1.12	.06	1.87	1.80	(10.80)
Distributions from net investment income	(.08)	(.08)	(.06)	-	-
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.85)
Total distributions	(.09)	(.12)	(.15)	-	(1.85) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.69	$ 9.66	$ 9.72	$ 8.00	$ 6.20
Total Return A,B	11.72%	.60%	23.65%	29.03%	(63.08)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.02%	1.60%	1.43%	1.20%	2.00%
Expenses net of fee waivers, if any	1.90%	1.60%	1.43%	1.20%	1.91%
Expenses net of all reductions	1.89%	1.59%	1.41%	1.15%	1.87%
Net investment income (loss)	.60%	1.17% F	.48%	.74%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,169	$ 8,701	$ 11,202	$ 11,915	$ 11,614
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 9.54	$ 7.87	$ 6.12	$ 18.64
Income from Investment Operations
Net investment income (loss) C	.01	.07 F	- H	.02	(.08)
Net realized and unrealized gain (loss)	1.05	(.06)	1.79	1.73	(10.68)
Total from investment operations	1.06	.01	1.79	1.75	(10.76)
Distributions from net investment income	(.03)	(.06)	(.03)	-	-
Distributions from net realized gain	(.01)	(.02)	(.09)	-	(1.76)
Total distributions	(.04)	(.07) J	(.12)	-	(1.76) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.50	$ 9.48	$ 9.54	$ 7.87	$ 6.12
Total Return A,B	11.21%	.10%	23.03%	28.59%	(63.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.09%	1.91%	1.69%	2.51%
Expenses net of fee waivers, if any	2.40%	2.09%	1.91%	1.69%	2.41%
Expenses net of all reductions	2.39%	2.07%	1.90%	1.64%	2.38%
Net investment income (loss)	.10%	.68% F	(.01)%	.25%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,966	$ 2,293	$ 2,902	$ 2,799	$ 2,687
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 9.53	$ 7.86	$ 6.11	$ 18.63
Income from Investment Operations
Net investment income (loss) C	.01	.07 F	- H	.02	(.08)
Net realized and unrealized gain (loss)	1.04	(.06)	1.79	1.73	(10.66)
Total from investment operations	1.05	.01	1.79	1.75	(10.74)
Distributions from net investment income	(.03)	(.06)	(.03)	-	-
Distributions from net realized gain	(.01)	(.02)	(.09)	-	(1.78)
Total distributions	(.04)	(.07) J	(.12)	-	(1.78) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.48	$ 9.47	$ 9.53	$ 7.86	$ 6.11
Total Return A,B	11.13%	.10%	23.06%	28.64%	(63.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.09%	1.91%	1.68%	2.51%
Expenses net of fee waivers, if any	2.40%	2.09%	1.91%	1.68%	2.41%
Expenses net of all reductions	2.39%	2.07%	1.90%	1.63%	2.38%
Net investment income (loss)	.10%	.68% F	(.01)%	.26%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,608	$ 6,900	$ 8,936	$ 8,543	$ 9,497
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 9.92	$ 8.14	$ 6.28	$ 19.09
Income from Investment Operations
Net investment income (loss) B	.11	.17 E	.09	.08	.05
Net realized and unrealized gain (loss)	1.07	(.06)	1.87	1.78	(10.92)
Total from investment operations	1.18	.11	1.96	1.86	(10.87)
Distributions from net investment income	(.14)	(.14)	(.09)	- G	(.06)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.15)	(.18)	(.18)	- G	(1.94) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.88	$ 9.85	$ 9.92	$ 8.14	$ 6.28
Total Return A	12.21%	1.10%	24.43%	29.68%	(62.91)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.47%	1.08%	.91%	.68%	1.44%
Expenses net of fee waivers, if any	1.40%	1.08%	.91%	.68%	1.44%
Expenses net of all reductions	1.39%	1.06%	.89%	.64%	1.40%
Net investment income (loss)	1.10%	1.69% E	1.00%	1.25%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,918	$ 328,262	$ 398,331	$ 329,128	$ 312,376
Portfolio turnover rate D	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 9.93	$ 8.14	$ 6.27	$ 19.09
Income from Investment Operations
Net investment income (loss) B	.11	.18 E	.09	.08	.05
Net realized and unrealized gain (loss)	1.08	(.06)	1.86	1.79	(10.92)
Total from investment operations	1.19	.12	1.95	1.87	(10.87)
Distributions from net investment income	(.14)	(.15)	(.07)	- G	(.07)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.15)	(.19)	(.16)	- G	(1.95) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.90	$ 9.86	$ 9.93	$ 8.14	$ 6.27
Total Return A	12.32%	1.13%	24.33%	29.87%	(62.95)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.44%	1.03%	.90%	.68%	1.40%
Expenses net of fee waivers, if any	1.40%	1.03%	.90%	.68%	1.40%
Expenses net of all reductions	1.39%	1.02%	.88%	.64%	1.37%
Net investment income (loss)	1.10%	1.74% E	1.01%	1.25%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,591	$ 1,395	$ 2,418	$ 2,022	$ 8,117
Portfolio turnover rate D	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,324,701
Gross unrealized depreciation	(15,053,989)
Net unrealized appreciation (depreciation) on securities and other investments	$ 68,270,712

Tax Cost	$ 307,043,033

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,403,046
Capital loss carryforward	$ (347,236,330)
Net unrealized appreciation (depreciation)	$ 68,251,537

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (16,734,422)
2017	(330,501,908)
Total capital loss carryforward	$ (347,236,330)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 5,255,999	$ 7,985,288

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.
4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $95,723,212 and $132,775,590, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.07% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 45,023	$ 324
Class T	.25%	.25%	41,524	226
Class B	.75%	.25%	20,873	15,685
Class C	.75%	.25%	66,660	4,234
			$ 174,080	$ 20,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,301
Class T	1,534
Class B*	2,943
Class C*	466
$ 9,244

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 54,282.30
Class T	26,259.32
Class B	6,290.30
Class C	20,134.30
International Small Cap Opportunities	886,296.28
Institutional Class	6,524.26
	$ 999,785

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $417 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $987 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $123,696 During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 17,831
Class T	1.90%	9,529
Class B	2.40%	2,107
Class C	2.40%	6,700
International Small Cap Opportunities	1.40%	233,896
Institutional Class	1.40%	1,228
		$ 271,291

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $25,931 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 208,264	$ 234,699
Class T	69,950	95,132
Class B	6,357	17,225
Class C	20,258	53,555
International Small Cap Opportunities	4,562,121	5,789,167
Institutional Class	19,730	33,517
Total	$ 4,886,680	$ 6,223,295
From net realized gain
Class A	$ 18,763	$ 81,710
Class T	8,968	45,784
Class B	2,355	4,543
Class C	7,235	13,930
International Small Cap Opportunities	330,589	1,606,951
Institutional Class	1,409	9,075
Total	$ 369,319	$ 1,761,993

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	245,367	414,528	$ 2,443,449	$ 4,258,719
Reinvestment of distributions	21,375	27,655	198,575	279,266
Shares redeemed	(495,775)	(586,134)	(4,923,741)	(5,964,528)
Net increase (decrease)	(229,033)	(143,951)	$ (2,281,717)	$ (1,426,543)
Class T
Shares sold	101,299	106,538	$ 986,575	$ 1,079,217
Reinvestment of distributions	8,148	13,404	75,201	134,702
Shares redeemed	(246,162)	(371,432)	(2,450,796)	(3,710,229)
Net increase (decrease)	(136,715)	(251,490)	$ (1,389,020)	$ (2,496,310)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	3,884	6,900	$ 38,597	$ 67,544
Reinvestment of distributions	862	1,989	7,845	19,877
Shares redeemed	(59,335)	(71,270)	(579,917)	(711,316)
Net increase (decrease)	(54,589)	(62,381)	$ (533,475)	$ (623,895)
Class C
Shares sold	69,065	80,402	$ 669,794	$ 802,688
Reinvestment of distributions	2,800	5,984	25,455	59,727
Shares redeemed	(170,268)	(295,393)	(1,664,901)	(2,919,335)
Net increase (decrease)	(98,403)	(209,007)	$ (969,652)	$ (2,056,920)
International Small Cap Opportunities
Shares sold	5,283,408	4,054,816	$ 53,067,911	$ 41,630,046
Reinvestment of distributions	495,697	693,159	4,634,765	7,035,420
Shares redeemed	(8,350,807)	(11,579,067)	(84,356,251)	(119,651,010)
Net increase (decrease)	(2,571,702)	(6,831,092)	$ (26,653,575)	$ (70,985,544)
Institutional Class
Shares sold	348,073	36,278	$ 3,541,043	$ 362,488
Reinvestment of distributions	1,709	3,294	15,997	33,471
Shares redeemed	(70,045)	(141,623)	(705,927)	(1,476,463)
Net increase (decrease)	279,737	(102,051)	$ 2,851,113	$ (1,080,504)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities	12/10/12	12/07/12	$0.101	$0.005

International Small Cap Opportunities designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Small Cap Opportunities designates 98% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities	12/05/11	$0.158	$0.0103

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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www.fidelity.com

ILS-UANN-1212
1.815061.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	5.56%	-8.77%	2.54%
Class T (incl. 3.50% sales charge)	7.81%	-8.57%	2.60%
Class B (incl. contingent deferred sales charge) B	6.21%	-8.69%	2.60%
Class C (incl. contingent deferred sales charge) C	10.13%	-8.37%	2.59%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on August 2, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 12.00%, 11.72%, 11.21% and 11.13%, respectively (excluding sales charges), easily outpacing the 5.99% advance of the benchmark MSCI® EAFE® Small Cap Index. Security selection in emerging markets and Japan was very helpful. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed to relative performance, while stock picking in Canada hurt. In sector terms, security selection helped in consumer discretionary, materials, industrials and financials, while energy and telecommunication services were detractors. The top individual contributor was Cymer, a U.S. laser manufacturer that gained sharply after in October after agreeing to be acquired by ASML Holding. Unite Group, a U.K.-based owner of student housing properties, added value, while better housing data lifted shares of U.S. carpet manufacturer Mohawk Industries and building products company James Hardie Industries, incorporated in Ireland and listed in Australia. In contrast, Austrian lighting company Zumtobel was hurt by weakness in its lighting-components business. Other disappointments were Nippon Thompson, a Japanese maker of linear motion guides, and Brazilian chemicals maker Braskem. Most of the names I've mentioned were not in the index, and I sold Braskem before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.65%
Actual		$ 1,000.00	$ 1,025.70	$ 8.40
Hypothetical A		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 1,024.90	$ 9.67
Hypothetical A		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 1,022.40	$ 12.20
Hypothetical A		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 1,022.40	$ 12.20
Hypothetical A		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap Opportunities	1.40%
Actual		$ 1,000.00	$ 1,027.40	$ 7.13
Hypothetical A		$ 1,000.00	$ 1,018.10	$ 7.10
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,028.30	$ 7.14
Hypothetical A		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan 21.1%
United Kingdom 19.2%
United States of America 16.6%
Germany 4.8%
Canada 3.5%
France 3.0%
Turkey 2.8%
Sweden 2.5%
Brazil 2.5%
Other 24.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan 21.1%
United States of America 17.8%
United Kingdom 17.5%
Germany 4.7%
France 3.1%
Canada 2.9%
Brazil 2.9%
South Africa 2.6%
Sweden 2.5%
Other 24.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.1	94.5
Short-Term Investments and Net Other Assets (Liabilities)	3.9	5.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.5	2.5
USS Co. Ltd. (Japan, Specialty Retail)	2.0	2.0
Andritz AG (Austria, Machinery)	1.6	1.5
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.5	1.2
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.5	1.4
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.7
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.4
Coca-Cola Icecek A/S (Turkey, Beverages)	1.4	1.0
Interpump Group SpA (Italy, Machinery)	1.3	1.3
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.3	1.3
	16.0
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.0	23.0
Consumer Discretionary	18.6	19.1
Financials	14.0	14.7
Consumer Staples	12.6	12.1
Materials	9.7	9.5
Information Technology	7.6	7.7
Health Care	5.1	4.9
Energy	4.5	3.5

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 1.0%
Ramsay Health Care Ltd.	66,365	$ 1,636,831
Sydney Airport unit	637,981	2,245,048
TOTAL AUSTRALIA		3,881,879
Austria - 2.1%
Andritz AG	101,600	6,119,580
Zumtobel AG	157,681	1,684,690
TOTAL AUSTRIA		7,804,270
Bailiwick of Jersey - 1.6%
Informa PLC	588,230	3,798,923
Randgold Resources Ltd. sponsored ADR	18,300	2,188,497
TOTAL BAILIWICK OF JERSEY		5,987,420
Belgium - 1.6%
Gimv NV	55,410	2,678,156
Umicore SA	62,474	3,206,232
TOTAL BELGIUM		5,884,388
Bermuda - 1.0%
GP Investments Ltd. (depositary receipt) (a)	357,600	825,752
Lazard Ltd. Class A	32,899	969,205
Trinity Ltd.	2,704,000	1,894,532
TOTAL BERMUDA		3,689,489
Brazil - 1.8%
Arezzo Industria e Comercio SA	108,700	1,940,068
Banco Pine SA	242,285	1,693,925
Iguatemi Empresa de Shopping Centers SA	89,400	1,135,629
Multiplan Empreendimentos Imobiliarios SA	63,600	1,863,174
TOTAL BRAZIL		6,632,796
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	346,495	943,576
Canada - 3.5%
Agnico-Eagle Mines Ltd. (Canada)	22,960	1,296,335
Baytex Energy Corp. (d)	21,900	996,601
Copper Mountain Mining Corp. (a)	206,100	833,686
Eldorado Gold Corp.	123,100	1,819,230
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,790	1,776,964
Open Text Corp. (a)	30,200	1,623,165
Painted Pony Petroleum Ltd. Class A (a)	99,100	1,071,620
Common Stocks - continued
	Shares	Value
Canada - continued
Pason Systems, Inc.	114,900	$ 1,871,763
Petrominerales Ltd.	101,379	813,062
TAG Oil Ltd. (a)	148,400	1,040,100
TOTAL CANADA		13,142,526
Cayman Islands - 0.3%
Vantage Drilling Co. (a)	525,331	966,609
Denmark - 0.2%
William Demant Holding A/S (a)	10,433	897,310
Finland - 1.9%
Nokian Tyres PLC	88,600	3,674,844
Outotec Oyj	68,900	3,355,179
TOTAL FINLAND		7,030,023
France - 3.0%
Laurent-Perrier Group	28,463	2,427,515
Remy Cointreau SA	27,273	2,828,699
Saft Groupe SA	79,819	1,774,812
Vetoquinol SA	37,895	1,267,234
Virbac SA	16,000	2,789,315
TOTAL FRANCE		11,087,575
Germany - 4.8%
alstria office REIT-AG	170,500	2,059,218
Bilfinger Berger AG	36,659	3,586,950
CompuGROUP Holding AG	109,908	1,994,402
CTS Eventim AG	137,426	4,079,056
Fielmann AG	36,437	3,546,809
Software AG (Bearer)	65,781	2,635,450
TOTAL GERMANY		17,901,885
India - 0.7%
Jyothy Laboratories Ltd.	817,354	2,694,131
Ireland - 1.4%
FBD Holdings PLC	82,200	1,028,145
James Hardie Industries NV:
CDI	35,000	335,342
sponsored ADR (d)	83,775	4,028,740
TOTAL IRELAND		5,392,227
Israel - 0.9%
Azrieli Group	70,005	1,562,817
Common Stocks - continued
	Shares	Value
Israel - continued
Ituran Location & Control Ltd.	131,286	$ 1,622,695
Strauss Group Ltd.	23,244	262,626
TOTAL ISRAEL		3,448,138
Italy - 2.1%
Azimut Holding SpA	253,073	3,204,761
Interpump Group SpA	640,443	4,864,446
TOTAL ITALY		8,069,207
Japan - 21.1%
Air Water, Inc.	76,000	952,023
Aozora Bank Ltd.	813,000	2,291,432
Asahi Co. Ltd. (d)	106,500	1,603,570
Autobacs Seven Co. Ltd.	99,200	4,069,648
Azbil Corp.	68,200	1,395,097
Cosmos Pharmaceutical Corp.	14,300	1,409,758
Daikoku Denki Co. Ltd.	32,800	829,964
Daikokutenbussan Co. Ltd.	121,200	3,853,258
FCC Co. Ltd.	176,500	3,172,711
Fields Corp.	59,200	851,329
GCA Savvian Group Corp.	1,309	1,554,468
Glory Ltd.	93,000	2,257,723
Goldcrest Co. Ltd.	106,940	1,608,856
Iwatsuka Confectionary Co. Ltd.	26,500	991,883
Kamigumi Co. Ltd.	207,000	1,669,899
Kobayashi Pharmaceutical Co. Ltd.	106,300	5,612,608
Kyoto Kimono Yuzen Co. Ltd.	123,300	1,490,474
Meiko Network Japan Co. Ltd.	104,500	1,060,316
Miraial Co. Ltd.	39,200	746,386
Nabtesco Corp.	108,100	2,012,233
Nagaileben Co. Ltd.	125,700	1,845,427
Nihon M&A Center, Inc.	127,200	3,816,159
Nihon Parkerizing Co. Ltd.	181,000	2,732,118
Nippon Seiki Co. Ltd.	186,000	1,787,073
Nippon Thompson Co. Ltd.	460,000	1,590,380
NS Tool Co., Ltd.	4,400	74,959
Obic Co. Ltd.	10,130	2,084,879
Osaka Securities Exchange Co. Ltd.	178	663,347
OSG Corp.	173,600	2,272,479
Seven Bank Ltd.	1,158,900	3,309,899
SHO-BOND Holdings Co. Ltd.	95,200	2,877,585
Shoei Co. Ltd.	95,800	522,022
Common Stocks - continued
	Shares	Value
Japan - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	318,000	$ 2,087,336
Tocalo Co. Ltd.	70,000	1,016,285
Tsutsumi Jewelry Co. Ltd.	41,800	958,735
USS Co. Ltd.	72,710	7,641,700
Yamato Kogyo Co. Ltd.	151,700	4,258,546
TOTAL JAPAN		78,972,565
Korea (South) - 0.6%
Woongjin Coway Co. Ltd.	61,100	2,224,732
Netherlands - 2.3%
Aalberts Industries NV	205,700	3,732,653
ASM International NV unit	71,200	2,258,464
Heijmans NV unit	112,623	953,663
QIAGEN NV (a)	94,600	1,650,770
TOTAL NETHERLANDS		8,595,550
Papua New Guinea - 0.4%
Oil Search Ltd. ADR	207,544	1,602,881
Philippines - 0.6%
Jollibee Food Corp.	856,460	2,202,623
Portugal - 0.8%
Jeronimo Martins SGPS SA	161,700	2,829,431
South Africa - 2.0%
African Rainbow Minerals Ltd.	77,800	1,628,563
City Lodge Hotels Ltd.	76,302	809,603
Clicks Group Ltd.	495,688	3,417,533
Mr Price Group Ltd.	98,200	1,517,059
TOTAL SOUTH AFRICA		7,372,758
Spain - 1.8%
Grifols SA (a)	49,232	1,707,611
Prosegur Compania de Seguridad SA (Reg.)	946,390	5,151,986
TOTAL SPAIN		6,859,597
Sweden - 2.5%
Fagerhult AB	90,605	2,240,230
Intrum Justitia AB	288,334	4,173,147
Swedish Match Co. AB	85,600	2,916,613
TOTAL SWEDEN		9,329,990
Switzerland - 0.5%
Zehnder Group AG	31,864	1,876,667
Common Stocks - continued
	Shares	Value
Turkey - 2.8%
Albaraka Turk Katilim Bankasi A/S	2,942,565	$ 2,331,070
Boyner Buyuk Magazacilik A/S (a)	1,290,451	2,966,058
Coca-Cola Icecek A/S	264,362	5,132,384
TOTAL TURKEY		10,429,512
United Kingdom - 19.2%
AMEC PLC	111,405	1,905,666
Babcock International Group PLC	205,700	3,246,455
Bellway PLC	198,072	3,231,547
Berendsen PLC	176,863	1,606,873
Britvic PLC	429,700	2,490,795
Dechra Pharmaceuticals PLC	282,100	2,808,824
Derwent London PLC	58,600	1,949,946
Elementis PLC	405,882	1,370,898
Great Portland Estates PLC	487,489	3,678,541
H&T Group PLC	232,153	1,077,081
InterContinental Hotel Group PLC ADR	111,626	2,748,232
Johnson Matthey PLC	79,175	2,873,517
Meggitt PLC	771,669	4,806,784
Persimmon PLC	202,563	2,598,744
Rotork PLC	119,500	4,392,966
Serco Group PLC	426,309	3,897,272
Shaftesbury PLC	412,873	3,651,180
Spectris PLC	130,587	3,641,497
Spirax-Sarco Engineering PLC	174,930	5,462,375
Ted Baker PLC	112,000	1,713,415
Ultra Electronics Holdings PLC	129,658	3,542,359
Unite Group PLC	1,274,170	5,821,079
Victrex PLC	146,882	3,377,689
TOTAL UNITED KINGDOM		71,893,735
United States of America - 12.7%
ANSYS, Inc. (a)	15,285	1,083,401
Autoliv, Inc.	61,900	3,565,440
BPZ Energy, Inc. (a)(d)	286,767	825,889
Broadridge Financial Solutions, Inc.	61,705	1,416,130
Cymer, Inc. (a)	49,209	3,921,465
Dril-Quip, Inc. (a)	40,569	2,809,809
Evercore Partners, Inc. Class A	56,200	1,567,980
Greenhill & Co., Inc.	40,995	1,956,281
Kansas City Southern	42,800	3,443,688
Martin Marietta Materials, Inc.	23,800	1,958,978
Common Stocks - continued
	Shares	Value
United States of America - continued
Mohawk Industries, Inc. (a)	41,700	$ 3,480,699
Oceaneering International, Inc.	53,100	2,778,723
PriceSmart, Inc.	110,996	9,211,553
ResMed, Inc.	98,000	3,914,120
Solera Holdings, Inc.	68,456	3,204,425
SS&C Technologies Holdings, Inc. (a)	106,858	2,567,798
TOTAL UNITED STATES OF AMERICA		47,706,379
TOTAL COMMON STOCKS (Cost $286,436,564)		357,349,869
Nonconvertible Preferred Stocks - 0.7%

Brazil - 0.7%
Banco ABC Brasil SA (Cost $2,957,747)	452,289	2,569,811
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.19% (b)	14,393,835	14,393,835
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,000,230	1,000,230
TOTAL MONEY MARKET FUNDS (Cost $15,394,065)		15,394,065
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $304,788,376)		375,313,745
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(868,125)
NET ASSETS - 100%		$ 374,445,620
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,578
Fidelity Securities Lending Cash Central Fund	123,696
Total	$ 144,274
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 83,755,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $950,434) - See accompanying schedule: Unaffiliated issuers (cost $289,394,311)	$ 359,919,680
Fidelity Central Funds (cost $15,394,065)	15,394,065
Total Investments (cost $304,788,376)		$ 375,313,745
Receivable for investments sold		852,658
Receivable for fund shares sold		208,144
Dividends receivable		1,012,746
Distributions receivable from Fidelity Central Funds		3,106
Receivable from investment adviser for expense reductions		3,081
Other receivables		8,858
Total assets		377,402,338

Liabilities
Payable for investments purchased	$ 833,907
Payable for fund shares redeemed	609,477
Accrued management fee	332,364
Distribution and service plan fees payable	14,354
Other affiliated payables	98,330
Other payables and accrued expenses	68,056
Collateral on securities loaned, at value	1,000,230
Total liabilities		2,956,718

Net Assets		$ 374,445,620
Net Assets consist of:
Paid in capital		$ 650,027,368
Undistributed net investment income		3,302,296
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(349,390,238)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,506,194
Net Assets		$ 374,445,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,194,312 ÷ 1,687,285 shares)	$ 10.78

Maximum offering price per share (100/94.25 of $10.78)	$ 11.44
Class T: Net Asset Value and redemption price per share ($8,168,756 ÷ 763,991 shares)	$ 10.69

Maximum offering price per share (100/96.50 of $10.69)	$ 11.08
Class B: Net Asset Value and offering price per share ($1,965,725 ÷ 187,264 shares)A	$ 10.50

Class C: Net Asset Value and offering price per share ($6,608,275 ÷ 630,481 shares)A	$ 10.48

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($334,917,873 ÷ 30,769,882 shares)	$ 10.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,590,679 ÷ 421,283 shares)	$ 10.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 9,443,414
Income from Fidelity Central Funds		144,274
Income before foreign taxes withheld		9,587,688
Less foreign taxes withheld		(625,721)
Total income		8,961,967

Expenses
Management fee Basic fee	$ 3,085,108
Performance adjustment	775,332
Transfer agent fees	999,785
Distribution and service plan fees	174,080
Accounting and security lending fees	188,109
Custodian fees and expenses	101,203
Independent trustees' compensation	2,363
Registration fees	81,326
Audit	67,233
Legal	1,855
Miscellaneous	3,487
Total expenses before reductions	5,479,881
Expense reductions	(297,227)	5,182,654
Net investment income (loss)		3,779,313
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,390,324
Foreign currency transactions	(29,044)
Total net realized gain (loss)		21,361,280
Change in net unrealized appreciation (depreciation) on: Investment securities	17,246,510
Assets and liabilities in foreign currencies	(10,085)
Total change in net unrealized appreciation (depreciation)		17,236,425
Net gain (loss)		38,597,705
Net increase (decrease) in net assets resulting from operations		$ 42,377,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,779,313	$ 7,043,577
Net realized gain (loss)	21,361,280	54,021,779
Change in net unrealized appreciation (depreciation)	17,236,425	(52,262,552)
Net increase (decrease) in net assets resulting from operations	42,377,018	8,802,804
Distributions to shareholders from net investment income	(4,886,680)	(6,223,295)
Distributions to shareholders from net realized gain	(369,319)	(1,761,993)
Total distributions	(5,255,999)	(7,985,288)
Share transactions - net increase (decrease)	(28,976,326)	(78,669,716)
Redemption fees	64,463	71,408
Total increase (decrease) in net assets	8,209,156	(77,780,792)

Net Assets
Beginning of period	366,236,464	444,017,256
End of period (including undistributed net investment income of $3,302,296 and undistributed net investment income of $4,428,178, respectively)	$ 374,445,620	$ 366,236,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.82	$ 8.07	$ 6.24	$ 18.97
Income from Investment Operations
Net investment income (loss) C	.08	.15 F	.06	.06	.02
Net realized and unrealized gain (loss)	1.07	(.07)	1.85	1.77	(10.85)
Total from investment operations	1.15	.08	1.91	1.83	(10.83)
Distributions from net investment income	(.11)	(.11)	(.07)	-	(.03)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.12)	(.15)	(.16)	-	(1.90) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 9.75	$ 9.82	$ 8.07	$ 6.24
Total Return A,B	12.00%	.81%	24.05%	29.33%	(62.98)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.75%	1.34%	1.16%	.94%	1.75%
Expenses net of fee waivers, if any	1.65%	1.33%	1.16%	.94%	1.66%
Expenses net of all reductions	1.64%	1.32%	1.15%	.89%	1.62%
Net investment income (loss)	.85%	1.44% F	.74%	1.00%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,194	$ 18,686	$ 20,228	$ 18,883	$ 17,905
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.66	$ 9.72	$ 8.00	$ 6.20	$ 18.85
Income from Investment Operations
Net investment income (loss) C	.06	.12 F	.04	.05	(.02)
Net realized and unrealized gain (loss)	1.06	(.06)	1.83	1.75	(10.78)
Total from investment operations	1.12	.06	1.87	1.80	(10.80)
Distributions from net investment income	(.08)	(.08)	(.06)	-	-
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.85)
Total distributions	(.09)	(.12)	(.15)	-	(1.85) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.69	$ 9.66	$ 9.72	$ 8.00	$ 6.20
Total Return A,B	11.72%	.60%	23.65%	29.03%	(63.08)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.02%	1.60%	1.43%	1.20%	2.00%
Expenses net of fee waivers, if any	1.90%	1.60%	1.43%	1.20%	1.91%
Expenses net of all reductions	1.89%	1.59%	1.41%	1.15%	1.87%
Net investment income (loss)	.60%	1.17% F	.48%	.74%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,169	$ 8,701	$ 11,202	$ 11,915	$ 11,614
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 9.54	$ 7.87	$ 6.12	$ 18.64
Income from Investment Operations
Net investment income (loss) C	.01	.07 F	- H	.02	(.08)
Net realized and unrealized gain (loss)	1.05	(.06)	1.79	1.73	(10.68)
Total from investment operations	1.06	.01	1.79	1.75	(10.76)
Distributions from net investment income	(.03)	(.06)	(.03)	-	-
Distributions from net realized gain	(.01)	(.02)	(.09)	-	(1.76)
Total distributions	(.04)	(.07) J	(.12)	-	(1.76) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.50	$ 9.48	$ 9.54	$ 7.87	$ 6.12
Total Return A,B	11.21%	.10%	23.03%	28.59%	(63.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.09%	1.91%	1.69%	2.51%
Expenses net of fee waivers, if any	2.40%	2.09%	1.91%	1.69%	2.41%
Expenses net of all reductions	2.39%	2.07%	1.90%	1.64%	2.38%
Net investment income (loss)	.10%	.68% F	(.01)%	.25%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,966	$ 2,293	$ 2,902	$ 2,799	$ 2,687
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 9.53	$ 7.86	$ 6.11	$ 18.63
Income from Investment Operations
Net investment income (loss) C	.01	.07 F	- H	.02	(.08)
Net realized and unrealized gain (loss)	1.04	(.06)	1.79	1.73	(10.66)
Total from investment operations	1.05	.01	1.79	1.75	(10.74)
Distributions from net investment income	(.03)	(.06)	(.03)	-	-
Distributions from net realized gain	(.01)	(.02)	(.09)	-	(1.78)
Total distributions	(.04)	(.07) J	(.12)	-	(1.78) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.48	$ 9.47	$ 9.53	$ 7.86	$ 6.11
Total Return A,B	11.13%	.10%	23.06%	28.64%	(63.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.09%	1.91%	1.68%	2.51%
Expenses net of fee waivers, if any	2.40%	2.09%	1.91%	1.68%	2.41%
Expenses net of all reductions	2.39%	2.07%	1.90%	1.63%	2.38%
Net investment income (loss)	.10%	.68% F	(.01)%	.26%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,608	$ 6,900	$ 8,936	$ 8,543	$ 9,497
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 9.92	$ 8.14	$ 6.28	$ 19.09
Income from Investment Operations
Net investment income (loss) B	.11	.17 E	.09	.08	.05
Net realized and unrealized gain (loss)	1.07	(.06)	1.87	1.78	(10.92)
Total from investment operations	1.18	.11	1.96	1.86	(10.87)
Distributions from net investment income	(.14)	(.14)	(.09)	- G	(.06)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.15)	(.18)	(.18)	- G	(1.94) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.88	$ 9.85	$ 9.92	$ 8.14	$ 6.28
Total Return A	12.21%	1.10%	24.43%	29.68%	(62.91)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.47%	1.08%	.91%	.68%	1.44%
Expenses net of fee waivers, if any	1.40%	1.08%	.91%	.68%	1.44%
Expenses net of all reductions	1.39%	1.06%	.89%	.64%	1.40%
Net investment income (loss)	1.10%	1.69% E	1.00%	1.25%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,918	$ 328,262	$ 398,331	$ 329,128	$ 312,376
Portfolio turnover rate D	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 9.93	$ 8.14	$ 6.27	$ 19.09
Income from Investment Operations
Net investment income (loss) B	.11	.18 E	.09	.08	.05
Net realized and unrealized gain (loss)	1.08	(.06)	1.86	1.79	(10.92)
Total from investment operations	1.19	.12	1.95	1.87	(10.87)
Distributions from net investment income	(.14)	(.15)	(.07)	- G	(.07)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.15)	(.19)	(.16)	- G	(1.95) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.90	$ 9.86	$ 9.93	$ 8.14	$ 6.27
Total Return A	12.32%	1.13%	24.33%	29.87%	(62.95)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.44%	1.03%	.90%	.68%	1.40%
Expenses net of fee waivers, if any	1.40%	1.03%	.90%	.68%	1.40%
Expenses net of all reductions	1.39%	1.02%	.88%	.64%	1.37%
Net investment income (loss)	1.10%	1.74% E	1.01%	1.25%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,591	$ 1,395	$ 2,418	$ 2,022	$ 8,117
Portfolio turnover rate D	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,324,701
Gross unrealized depreciation	(15,053,989)
Net unrealized appreciation (depreciation) on securities and other investments	$ 68,270,712

Tax Cost	$ 307,043,033

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,403,046
Capital loss carryforward	$ (347,236,330)
Net unrealized appreciation (depreciation)	$ 68,251,537

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (16,734,422)
2017	(330,501,908)
Total capital loss carryforward	$ (347,236,330)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 5,255,999	$ 7,985,288

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $95,723,212 and $132,775,590, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.07% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 45,023	$ 324
Class T	.25%	.25%	41,524	226
Class B	.75%	.25%	20,873	15,685
Class C	.75%	.25%	66,660	4,234
			$ 174,080	$ 20,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,301
Class T	1,534
Class B*	2,943
Class C*	466
$ 9,244

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 54,282.30
Class T	26,259.32
Class B	6,290.30
Class C	20,134.30
International Small Cap Opportunities	886,296.28
Institutional Class	6,524.26
	$ 999,785

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $417 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $987 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $123,696 During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 17,831
Class T	1.90%	9,529
Class B	2.40%	2,107
Class C	2.40%	6,700
International Small Cap Opportunities	1.40%	233,896
Institutional Class	1.40%	1,228
		$ 271,291

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $25,931 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of

Annual Report

8. Expense Reductions - continued

uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 208,264	$ 234,699
Class T	69,950	95,132
Class B	6,357	17,225
Class C	20,258	53,555
International Small Cap Opportunities	4,562,121	5,789,167
Institutional Class	19,730	33,517
Total	$ 4,886,680	$ 6,223,295
From net realized gain
Class A	$ 18,763	$ 81,710
Class T	8,968	45,784
Class B	2,355	4,543
Class C	7,235	13,930
International Small Cap Opportunities	330,589	1,606,951
Institutional Class	1,409	9,075
Total	$ 369,319	$ 1,761,993

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	245,367	414,528	$ 2,443,449	$ 4,258,719
Reinvestment of distributions	21,375	27,655	198,575	279,266
Shares redeemed	(495,775)	(586,134)	(4,923,741)	(5,964,528)
Net increase (decrease)	(229,033)	(143,951)	$ (2,281,717)	$ (1,426,543)
Class T
Shares sold	101,299	106,538	$ 986,575	$ 1,079,217
Reinvestment of distributions	8,148	13,404	75,201	134,702
Shares redeemed	(246,162)	(371,432)	(2,450,796)	(3,710,229)
Net increase (decrease)	(136,715)	(251,490)	$ (1,389,020)	$ (2,496,310)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	3,884	6,900	$ 38,597	$ 67,544
Reinvestment of distributions	862	1,989	7,845	19,877
Shares redeemed	(59,335)	(71,270)	(579,917)	(711,316)
Net increase (decrease)	(54,589)	(62,381)	$ (533,475)	$ (623,895)
Class C
Shares sold	69,065	80,402	$ 669,794	$ 802,688
Reinvestment of distributions	2,800	5,984	25,455	59,727
Shares redeemed	(170,268)	(295,393)	(1,664,901)	(2,919,335)
Net increase (decrease)	(98,403)	(209,007)	$ (969,652)	$ (2,056,920)
International Small Cap Opportunities
Shares sold	5,283,408	4,054,816	$ 53,067,911	$ 41,630,046
Reinvestment of distributions	495,697	693,159	4,634,765	7,035,420
Shares redeemed	(8,350,807)	(11,579,067)	(84,356,251)	(119,651,010)
Net increase (decrease)	(2,571,702)	(6,831,092)	$ (26,653,575)	$ (70,985,544)
Institutional Class
Shares sold	348,073	36,278	$ 3,541,043	$ 362,488
Reinvestment of distributions	1,709	3,294	15,997	33,471
Shares redeemed	(70,045)	(141,623)	(705,927)	(1,476,463)
Net increase (decrease)	279,737	(102,051)	$ 2,851,113	$ (1,080,504)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.077	$0.005
Class T	12/10/12	12/07/12	$0.054	$0.005
Class B	12/10/12	12/07/12	$0.003	$0.005
Class C	12/10/12	12/07/12	$0.011	$0.005

Class A designates 6%, Class T designates 8%, Class B designates 17% and Class C designates 17% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/11	$0.131	$0.0103

Class T	12/05/11	$0.098	$0.0103

Class B	12/05/11	$0.047	$0.0103

Class C	12/05/11	$0.048	$0.0103

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILS-UANN-1212
1.815089.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional Class	12.32%	-7.44%	3.66%

A From August 2, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Institutional Class shares returned 12.32%, easily outpacing the 5.99% advance of the benchmark MSCI® EAFE® Small Cap Index. Security selection in emerging markets and Japan was very helpful. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed to relative performance, while stock picking in Canada hurt. In sector terms, security selection helped in consumer discretionary, materials, industrials and financials, while energy and telecommunication services were detractors. The top individual contributor was Cymer, a U.S. laser manufacturer that gained sharply after in October after agreeing to be acquired by ASML Holding. Unite Group, a U.K.-based owner of student housing properties, added value, while better housing data lifted shares of U.S. carpet manufacturer Mohawk Industries and building products company James Hardie Industries, incorporated in Ireland and listed in Australia. In contrast, Austrian lighting company Zumtobel was hurt by weakness in its lighting-components business. Other disappointments were Nippon Thompson, a Japanese maker of linear motion guides, and Brazilian chemicals maker Braskem. Most of the names I've mentioned were not in the index, and I sold Braskem before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.65%
Actual		$ 1,000.00	$ 1,025.70	$ 8.40
Hypothetical A		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 1,024.90	$ 9.67
Hypothetical A		$ 1,000.00	$ 1,015.58	$ 9.63
Class B	2.40%
Actual		$ 1,000.00	$ 1,022.40	$ 12.20
Hypothetical A		$ 1,000.00	$ 1,013.07	$ 12.14
Class C	2.40%
Actual		$ 1,000.00	$ 1,022.40	$ 12.20
Hypothetical A		$ 1,000.00	$ 1,013.07	$ 12.14
International Small Cap Opportunities	1.40%
Actual		$ 1,000.00	$ 1,027.40	$ 7.13
Hypothetical A		$ 1,000.00	$ 1,018.10	$ 7.10
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,028.30	$ 7.14
Hypothetical A		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan 21.1%
United Kingdom 19.2%
United States of America 16.6%
Germany 4.8%
Canada 3.5%
France 3.0%
Turkey 2.8%
Sweden 2.5%
Brazil 2.5%
Other 24.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan 21.1%
United States of America 17.8%
United Kingdom 17.5%
Germany 4.7%
France 3.1%
Canada 2.9%
Brazil 2.9%
South Africa 2.6%
Sweden 2.5%
Other 24.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.1	94.5
Short-Term Investments and Net Other Assets (Liabilities)	3.9	5.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.5	2.5
USS Co. Ltd. (Japan, Specialty Retail)	2.0	2.0
Andritz AG (Austria, Machinery)	1.6	1.5
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.5	1.2
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.5	1.4
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.7
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.4
Coca-Cola Icecek A/S (Turkey, Beverages)	1.4	1.0
Interpump Group SpA (Italy, Machinery)	1.3	1.3
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.3	1.3
	16.0
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.0	23.0
Consumer Discretionary	18.6	19.1
Financials	14.0	14.7
Consumer Staples	12.6	12.1
Materials	9.7	9.5
Information Technology	7.6	7.7
Health Care	5.1	4.9
Energy	4.5	3.5

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 1.0%
Ramsay Health Care Ltd.	66,365	$ 1,636,831
Sydney Airport unit	637,981	2,245,048
TOTAL AUSTRALIA		3,881,879
Austria - 2.1%
Andritz AG	101,600	6,119,580
Zumtobel AG	157,681	1,684,690
TOTAL AUSTRIA		7,804,270
Bailiwick of Jersey - 1.6%
Informa PLC	588,230	3,798,923
Randgold Resources Ltd. sponsored ADR	18,300	2,188,497
TOTAL BAILIWICK OF JERSEY		5,987,420
Belgium - 1.6%
Gimv NV	55,410	2,678,156
Umicore SA	62,474	3,206,232
TOTAL BELGIUM		5,884,388
Bermuda - 1.0%
GP Investments Ltd. (depositary receipt) (a)	357,600	825,752
Lazard Ltd. Class A	32,899	969,205
Trinity Ltd.	2,704,000	1,894,532
TOTAL BERMUDA		3,689,489
Brazil - 1.8%
Arezzo Industria e Comercio SA	108,700	1,940,068
Banco Pine SA	242,285	1,693,925
Iguatemi Empresa de Shopping Centers SA	89,400	1,135,629
Multiplan Empreendimentos Imobiliarios SA	63,600	1,863,174
TOTAL BRAZIL		6,632,796
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	346,495	943,576
Canada - 3.5%
Agnico-Eagle Mines Ltd. (Canada)	22,960	1,296,335
Baytex Energy Corp. (d)	21,900	996,601
Copper Mountain Mining Corp. (a)	206,100	833,686
Eldorado Gold Corp.	123,100	1,819,230
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,790	1,776,964
Open Text Corp. (a)	30,200	1,623,165
Painted Pony Petroleum Ltd. Class A (a)	99,100	1,071,620
Common Stocks - continued
	Shares	Value
Canada - continued
Pason Systems, Inc.	114,900	$ 1,871,763
Petrominerales Ltd.	101,379	813,062
TAG Oil Ltd. (a)	148,400	1,040,100
TOTAL CANADA		13,142,526
Cayman Islands - 0.3%
Vantage Drilling Co. (a)	525,331	966,609
Denmark - 0.2%
William Demant Holding A/S (a)	10,433	897,310
Finland - 1.9%
Nokian Tyres PLC	88,600	3,674,844
Outotec Oyj	68,900	3,355,179
TOTAL FINLAND		7,030,023
France - 3.0%
Laurent-Perrier Group	28,463	2,427,515
Remy Cointreau SA	27,273	2,828,699
Saft Groupe SA	79,819	1,774,812
Vetoquinol SA	37,895	1,267,234
Virbac SA	16,000	2,789,315
TOTAL FRANCE		11,087,575
Germany - 4.8%
alstria office REIT-AG	170,500	2,059,218
Bilfinger Berger AG	36,659	3,586,950
CompuGROUP Holding AG	109,908	1,994,402
CTS Eventim AG	137,426	4,079,056
Fielmann AG	36,437	3,546,809
Software AG (Bearer)	65,781	2,635,450
TOTAL GERMANY		17,901,885
India - 0.7%
Jyothy Laboratories Ltd.	817,354	2,694,131
Ireland - 1.4%
FBD Holdings PLC	82,200	1,028,145
James Hardie Industries NV:
CDI	35,000	335,342
sponsored ADR (d)	83,775	4,028,740
TOTAL IRELAND		5,392,227
Israel - 0.9%
Azrieli Group	70,005	1,562,817
Common Stocks - continued
	Shares	Value
Israel - continued
Ituran Location & Control Ltd.	131,286	$ 1,622,695
Strauss Group Ltd.	23,244	262,626
TOTAL ISRAEL		3,448,138
Italy - 2.1%
Azimut Holding SpA	253,073	3,204,761
Interpump Group SpA	640,443	4,864,446
TOTAL ITALY		8,069,207
Japan - 21.1%
Air Water, Inc.	76,000	952,023
Aozora Bank Ltd.	813,000	2,291,432
Asahi Co. Ltd. (d)	106,500	1,603,570
Autobacs Seven Co. Ltd.	99,200	4,069,648
Azbil Corp.	68,200	1,395,097
Cosmos Pharmaceutical Corp.	14,300	1,409,758
Daikoku Denki Co. Ltd.	32,800	829,964
Daikokutenbussan Co. Ltd.	121,200	3,853,258
FCC Co. Ltd.	176,500	3,172,711
Fields Corp.	59,200	851,329
GCA Savvian Group Corp.	1,309	1,554,468
Glory Ltd.	93,000	2,257,723
Goldcrest Co. Ltd.	106,940	1,608,856
Iwatsuka Confectionary Co. Ltd.	26,500	991,883
Kamigumi Co. Ltd.	207,000	1,669,899
Kobayashi Pharmaceutical Co. Ltd.	106,300	5,612,608
Kyoto Kimono Yuzen Co. Ltd.	123,300	1,490,474
Meiko Network Japan Co. Ltd.	104,500	1,060,316
Miraial Co. Ltd.	39,200	746,386
Nabtesco Corp.	108,100	2,012,233
Nagaileben Co. Ltd.	125,700	1,845,427
Nihon M&A Center, Inc.	127,200	3,816,159
Nihon Parkerizing Co. Ltd.	181,000	2,732,118
Nippon Seiki Co. Ltd.	186,000	1,787,073
Nippon Thompson Co. Ltd.	460,000	1,590,380
NS Tool Co., Ltd.	4,400	74,959
Obic Co. Ltd.	10,130	2,084,879
Osaka Securities Exchange Co. Ltd.	178	663,347
OSG Corp.	173,600	2,272,479
Seven Bank Ltd.	1,158,900	3,309,899
SHO-BOND Holdings Co. Ltd.	95,200	2,877,585
Shoei Co. Ltd.	95,800	522,022
Common Stocks - continued
	Shares	Value
Japan - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	318,000	$ 2,087,336
Tocalo Co. Ltd.	70,000	1,016,285
Tsutsumi Jewelry Co. Ltd.	41,800	958,735
USS Co. Ltd.	72,710	7,641,700
Yamato Kogyo Co. Ltd.	151,700	4,258,546
TOTAL JAPAN		78,972,565
Korea (South) - 0.6%
Woongjin Coway Co. Ltd.	61,100	2,224,732
Netherlands - 2.3%
Aalberts Industries NV	205,700	3,732,653
ASM International NV unit	71,200	2,258,464
Heijmans NV unit	112,623	953,663
QIAGEN NV (a)	94,600	1,650,770
TOTAL NETHERLANDS		8,595,550
Papua New Guinea - 0.4%
Oil Search Ltd. ADR	207,544	1,602,881
Philippines - 0.6%
Jollibee Food Corp.	856,460	2,202,623
Portugal - 0.8%
Jeronimo Martins SGPS SA	161,700	2,829,431
South Africa - 2.0%
African Rainbow Minerals Ltd.	77,800	1,628,563
City Lodge Hotels Ltd.	76,302	809,603
Clicks Group Ltd.	495,688	3,417,533
Mr Price Group Ltd.	98,200	1,517,059
TOTAL SOUTH AFRICA		7,372,758
Spain - 1.8%
Grifols SA (a)	49,232	1,707,611
Prosegur Compania de Seguridad SA (Reg.)	946,390	5,151,986
TOTAL SPAIN		6,859,597
Sweden - 2.5%
Fagerhult AB	90,605	2,240,230
Intrum Justitia AB	288,334	4,173,147
Swedish Match Co. AB	85,600	2,916,613
TOTAL SWEDEN		9,329,990
Switzerland - 0.5%
Zehnder Group AG	31,864	1,876,667
Common Stocks - continued
	Shares	Value
Turkey - 2.8%
Albaraka Turk Katilim Bankasi A/S	2,942,565	$ 2,331,070
Boyner Buyuk Magazacilik A/S (a)	1,290,451	2,966,058
Coca-Cola Icecek A/S	264,362	5,132,384
TOTAL TURKEY		10,429,512
United Kingdom - 19.2%
AMEC PLC	111,405	1,905,666
Babcock International Group PLC	205,700	3,246,455
Bellway PLC	198,072	3,231,547
Berendsen PLC	176,863	1,606,873
Britvic PLC	429,700	2,490,795
Dechra Pharmaceuticals PLC	282,100	2,808,824
Derwent London PLC	58,600	1,949,946
Elementis PLC	405,882	1,370,898
Great Portland Estates PLC	487,489	3,678,541
H&T Group PLC	232,153	1,077,081
InterContinental Hotel Group PLC ADR	111,626	2,748,232
Johnson Matthey PLC	79,175	2,873,517
Meggitt PLC	771,669	4,806,784
Persimmon PLC	202,563	2,598,744
Rotork PLC	119,500	4,392,966
Serco Group PLC	426,309	3,897,272
Shaftesbury PLC	412,873	3,651,180
Spectris PLC	130,587	3,641,497
Spirax-Sarco Engineering PLC	174,930	5,462,375
Ted Baker PLC	112,000	1,713,415
Ultra Electronics Holdings PLC	129,658	3,542,359
Unite Group PLC	1,274,170	5,821,079
Victrex PLC	146,882	3,377,689
TOTAL UNITED KINGDOM		71,893,735
United States of America - 12.7%
ANSYS, Inc. (a)	15,285	1,083,401
Autoliv, Inc.	61,900	3,565,440
BPZ Energy, Inc. (a)(d)	286,767	825,889
Broadridge Financial Solutions, Inc.	61,705	1,416,130
Cymer, Inc. (a)	49,209	3,921,465
Dril-Quip, Inc. (a)	40,569	2,809,809
Evercore Partners, Inc. Class A	56,200	1,567,980
Greenhill & Co., Inc.	40,995	1,956,281
Kansas City Southern	42,800	3,443,688
Martin Marietta Materials, Inc.	23,800	1,958,978
Common Stocks - continued
	Shares	Value
United States of America - continued
Mohawk Industries, Inc. (a)	41,700	$ 3,480,699
Oceaneering International, Inc.	53,100	2,778,723
PriceSmart, Inc.	110,996	9,211,553
ResMed, Inc.	98,000	3,914,120
Solera Holdings, Inc.	68,456	3,204,425
SS&C Technologies Holdings, Inc. (a)	106,858	2,567,798
TOTAL UNITED STATES OF AMERICA		47,706,379
TOTAL COMMON STOCKS (Cost $286,436,564)		357,349,869
Nonconvertible Preferred Stocks - 0.7%

Brazil - 0.7%
Banco ABC Brasil SA (Cost $2,957,747)	452,289	2,569,811
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.19% (b)	14,393,835	14,393,835
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,000,230	1,000,230
TOTAL MONEY MARKET FUNDS (Cost $15,394,065)		15,394,065
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $304,788,376)		375,313,745
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(868,125)
NET ASSETS - 100%		$ 374,445,620
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,578
Fidelity Securities Lending Cash Central Fund	123,696
Total	$ 144,274
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 83,755,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $950,434) - See accompanying schedule: Unaffiliated issuers (cost $289,394,311)	$ 359,919,680
Fidelity Central Funds (cost $15,394,065)	15,394,065
Total Investments (cost $304,788,376)		$ 375,313,745
Receivable for investments sold		852,658
Receivable for fund shares sold		208,144
Dividends receivable		1,012,746
Distributions receivable from Fidelity Central Funds		3,106
Receivable from investment adviser for expense reductions		3,081
Other receivables		8,858
Total assets		377,402,338

Liabilities
Payable for investments purchased	$ 833,907
Payable for fund shares redeemed	609,477
Accrued management fee	332,364
Distribution and service plan fees payable	14,354
Other affiliated payables	98,330
Other payables and accrued expenses	68,056
Collateral on securities loaned, at value	1,000,230
Total liabilities		2,956,718

Net Assets		$ 374,445,620
Net Assets consist of:
Paid in capital		$ 650,027,368
Undistributed net investment income		3,302,296
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(349,390,238)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,506,194
Net Assets		$ 374,445,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,194,312 ÷ 1,687,285 shares)	$ 10.78

Maximum offering price per share (100/94.25 of $10.78)	$ 11.44
Class T: Net Asset Value and redemption price per share ($8,168,756 ÷ 763,991 shares)	$ 10.69

Maximum offering price per share (100/96.50 of $10.69)	$ 11.08
Class B: Net Asset Value and offering price per share ($1,965,725 ÷ 187,264 shares)A	$ 10.50

Class C: Net Asset Value and offering price per share ($6,608,275 ÷ 630,481 shares)A	$ 10.48

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($334,917,873 ÷ 30,769,882 shares)	$ 10.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,590,679 ÷ 421,283 shares)	$ 10.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 9,443,414
Income from Fidelity Central Funds		144,274
Income before foreign taxes withheld		9,587,688
Less foreign taxes withheld		(625,721)
Total income		8,961,967

Expenses
Management fee Basic fee	$ 3,085,108
Performance adjustment	775,332
Transfer agent fees	999,785
Distribution and service plan fees	174,080
Accounting and security lending fees	188,109
Custodian fees and expenses	101,203
Independent trustees' compensation	2,363
Registration fees	81,326
Audit	67,233
Legal	1,855
Miscellaneous	3,487
Total expenses before reductions	5,479,881
Expense reductions	(297,227)	5,182,654
Net investment income (loss)		3,779,313
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,390,324
Foreign currency transactions	(29,044)
Total net realized gain (loss)		21,361,280
Change in net unrealized appreciation (depreciation) on: Investment securities	17,246,510
Assets and liabilities in foreign currencies	(10,085)
Total change in net unrealized appreciation (depreciation)		17,236,425
Net gain (loss)		38,597,705
Net increase (decrease) in net assets resulting from operations		$ 42,377,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,779,313	$ 7,043,577
Net realized gain (loss)	21,361,280	54,021,779
Change in net unrealized appreciation (depreciation)	17,236,425	(52,262,552)
Net increase (decrease) in net assets resulting from operations	42,377,018	8,802,804
Distributions to shareholders from net investment income	(4,886,680)	(6,223,295)
Distributions to shareholders from net realized gain	(369,319)	(1,761,993)
Total distributions	(5,255,999)	(7,985,288)
Share transactions - net increase (decrease)	(28,976,326)	(78,669,716)
Redemption fees	64,463	71,408
Total increase (decrease) in net assets	8,209,156	(77,780,792)

Net Assets
Beginning of period	366,236,464	444,017,256
End of period (including undistributed net investment income of $3,302,296 and undistributed net investment income of $4,428,178, respectively)	$ 374,445,620	$ 366,236,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.82	$ 8.07	$ 6.24	$ 18.97
Income from Investment Operations
Net investment income (loss) C	.08	.15 F	.06	.06	.02
Net realized and unrealized gain (loss)	1.07	(.07)	1.85	1.77	(10.85)
Total from investment operations	1.15	.08	1.91	1.83	(10.83)
Distributions from net investment income	(.11)	(.11)	(.07)	-	(.03)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.12)	(.15)	(.16)	-	(1.90) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 9.75	$ 9.82	$ 8.07	$ 6.24
Total Return A,B	12.00%	.81%	24.05%	29.33%	(62.98)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.75%	1.34%	1.16%	.94%	1.75%
Expenses net of fee waivers, if any	1.65%	1.33%	1.16%	.94%	1.66%
Expenses net of all reductions	1.64%	1.32%	1.15%	.89%	1.62%
Net investment income (loss)	.85%	1.44% F	.74%	1.00%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,194	$ 18,686	$ 20,228	$ 18,883	$ 17,905
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.66	$ 9.72	$ 8.00	$ 6.20	$ 18.85
Income from Investment Operations
Net investment income (loss) C	.06	.12 F	.04	.05	(.02)
Net realized and unrealized gain (loss)	1.06	(.06)	1.83	1.75	(10.78)
Total from investment operations	1.12	.06	1.87	1.80	(10.80)
Distributions from net investment income	(.08)	(.08)	(.06)	-	-
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.85)
Total distributions	(.09)	(.12)	(.15)	-	(1.85) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.69	$ 9.66	$ 9.72	$ 8.00	$ 6.20
Total Return A,B	11.72%	.60%	23.65%	29.03%	(63.08)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.02%	1.60%	1.43%	1.20%	2.00%
Expenses net of fee waivers, if any	1.90%	1.60%	1.43%	1.20%	1.91%
Expenses net of all reductions	1.89%	1.59%	1.41%	1.15%	1.87%
Net investment income (loss)	.60%	1.17% F	.48%	.74%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,169	$ 8,701	$ 11,202	$ 11,915	$ 11,614
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 9.54	$ 7.87	$ 6.12	$ 18.64
Income from Investment Operations
Net investment income (loss) C	.01	.07 F	- H	.02	(.08)
Net realized and unrealized gain (loss)	1.05	(.06)	1.79	1.73	(10.68)
Total from investment operations	1.06	.01	1.79	1.75	(10.76)
Distributions from net investment income	(.03)	(.06)	(.03)	-	-
Distributions from net realized gain	(.01)	(.02)	(.09)	-	(1.76)
Total distributions	(.04)	(.07) J	(.12)	-	(1.76) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.50	$ 9.48	$ 9.54	$ 7.87	$ 6.12
Total Return A,B	11.21%	.10%	23.03%	28.59%	(63.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.09%	1.91%	1.69%	2.51%
Expenses net of fee waivers, if any	2.40%	2.09%	1.91%	1.69%	2.41%
Expenses net of all reductions	2.39%	2.07%	1.90%	1.64%	2.38%
Net investment income (loss)	.10%	.68% F	(.01)%	.25%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,966	$ 2,293	$ 2,902	$ 2,799	$ 2,687
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 9.53	$ 7.86	$ 6.11	$ 18.63
Income from Investment Operations
Net investment income (loss) C	.01	.07 F	- H	.02	(.08)
Net realized and unrealized gain (loss)	1.04	(.06)	1.79	1.73	(10.66)
Total from investment operations	1.05	.01	1.79	1.75	(10.74)
Distributions from net investment income	(.03)	(.06)	(.03)	-	-
Distributions from net realized gain	(.01)	(.02)	(.09)	-	(1.78)
Total distributions	(.04)	(.07) J	(.12)	-	(1.78) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.48	$ 9.47	$ 9.53	$ 7.86	$ 6.11
Total Return A,B	11.13%	.10%	23.06%	28.64%	(63.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.09%	1.91%	1.68%	2.51%
Expenses net of fee waivers, if any	2.40%	2.09%	1.91%	1.68%	2.41%
Expenses net of all reductions	2.39%	2.07%	1.90%	1.63%	2.38%
Net investment income (loss)	.10%	.68% F	(.01)%	.26%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,608	$ 6,900	$ 8,936	$ 8,543	$ 9,497
Portfolio turnover rate E	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 9.92	$ 8.14	$ 6.28	$ 19.09
Income from Investment Operations
Net investment income (loss) B	.11	.17 E	.09	.08	.05
Net realized and unrealized gain (loss)	1.07	(.06)	1.87	1.78	(10.92)
Total from investment operations	1.18	.11	1.96	1.86	(10.87)
Distributions from net investment income	(.14)	(.14)	(.09)	- G	(.06)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.15)	(.18)	(.18)	- G	(1.94) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.88	$ 9.85	$ 9.92	$ 8.14	$ 6.28
Total Return A	12.21%	1.10%	24.43%	29.68%	(62.91)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.47%	1.08%	.91%	.68%	1.44%
Expenses net of fee waivers, if any	1.40%	1.08%	.91%	.68%	1.44%
Expenses net of all reductions	1.39%	1.06%	.89%	.64%	1.40%
Net investment income (loss)	1.10%	1.69% E	1.00%	1.25%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,918	$ 328,262	$ 398,331	$ 329,128	$ 312,376
Portfolio turnover rate D	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 9.93	$ 8.14	$ 6.27	$ 19.09
Income from Investment Operations
Net investment income (loss) B	.11	.18 E	.09	.08	.05
Net realized and unrealized gain (loss)	1.08	(.06)	1.86	1.79	(10.92)
Total from investment operations	1.19	.12	1.95	1.87	(10.87)
Distributions from net investment income	(.14)	(.15)	(.07)	- G	(.07)
Distributions from net realized gain	(.01)	(.04)	(.09)	-	(1.88)
Total distributions	(.15)	(.19)	(.16)	- G	(1.95) H
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.90	$ 9.86	$ 9.93	$ 8.14	$ 6.27
Total Return A	12.32%	1.13%	24.33%	29.87%	(62.95)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.44%	1.03%	.90%	.68%	1.40%
Expenses net of fee waivers, if any	1.40%	1.03%	.90%	.68%	1.40%
Expenses net of all reductions	1.39%	1.02%	.88%	.64%	1.37%
Net investment income (loss)	1.10%	1.74% E	1.01%	1.25%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,591	$ 1,395	$ 2,418	$ 2,022	$ 8,117
Portfolio turnover rate D	28%	24%	49%	174%	61%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,324,701
Gross unrealized depreciation	(15,053,989)
Net unrealized appreciation (depreciation) on securities and other investments	$ 68,270,712

Tax Cost	$ 307,043,033

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,403,046
Capital loss carryforward	$ (347,236,330)
Net unrealized appreciation (depreciation)	$ 68,251,537

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (16,734,422)
2017	(330,501,908)
Total capital loss carryforward	$ (347,236,330)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 5,255,999	$ 7,985,288

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

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3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $95,723,212 and $132,775,590, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.07% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 45,023	$ 324
Class T	.25%	.25%	41,524	226
Class B	.75%	.25%	20,873	15,685
Class C	.75%	.25%	66,660	4,234
			$ 174,080	$ 20,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,301
Class T	1,534
Class B*	2,943
Class C*	466
$ 9,244

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 54,282.30
Class T	26,259.32
Class B	6,290.30
Class C	20,134.30
International Small Cap Opportunities	886,296.28
Institutional Class	6,524.26
	$ 999,785

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $417 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $987 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $123,696 During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 17,831
Class T	1.90%	9,529
Class B	2.40%	2,107
Class C	2.40%	6,700
International Small Cap Opportunities	1.40%	233,896
Institutional Class	1.40%	1,228
		$ 271,291

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $25,931 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of

Annual Report

8. Expense Reductions - continued

uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 208,264	$ 234,699
Class T	69,950	95,132
Class B	6,357	17,225
Class C	20,258	53,555
International Small Cap Opportunities	4,562,121	5,789,167
Institutional Class	19,730	33,517
Total	$ 4,886,680	$ 6,223,295
From net realized gain
Class A	$ 18,763	$ 81,710
Class T	8,968	45,784
Class B	2,355	4,543
Class C	7,235	13,930
International Small Cap Opportunities	330,589	1,606,951
Institutional Class	1,409	9,075
Total	$ 369,319	$ 1,761,993

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	245,367	414,528	$ 2,443,449	$ 4,258,719
Reinvestment of distributions	21,375	27,655	198,575	279,266
Shares redeemed	(495,775)	(586,134)	(4,923,741)	(5,964,528)
Net increase (decrease)	(229,033)	(143,951)	$ (2,281,717)	$ (1,426,543)
Class T
Shares sold	101,299	106,538	$ 986,575	$ 1,079,217
Reinvestment of distributions	8,148	13,404	75,201	134,702
Shares redeemed	(246,162)	(371,432)	(2,450,796)	(3,710,229)
Net increase (decrease)	(136,715)	(251,490)	$ (1,389,020)	$ (2,496,310)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	3,884	6,900	$ 38,597	$ 67,544
Reinvestment of distributions	862	1,989	7,845	19,877
Shares redeemed	(59,335)	(71,270)	(579,917)	(711,316)
Net increase (decrease)	(54,589)	(62,381)	$ (533,475)	$ (623,895)
Class C
Shares sold	69,065	80,402	$ 669,794	$ 802,688
Reinvestment of distributions	2,800	5,984	25,455	59,727
Shares redeemed	(170,268)	(295,393)	(1,664,901)	(2,919,335)
Net increase (decrease)	(98,403)	(209,007)	$ (969,652)	$ (2,056,920)
International Small Cap Opportunities
Shares sold	5,283,408	4,054,816	$ 53,067,911	$ 41,630,046
Reinvestment of distributions	495,697	693,159	4,634,765	7,035,420
Shares redeemed	(8,350,807)	(11,579,067)	(84,356,251)	(119,651,010)
Net increase (decrease)	(2,571,702)	(6,831,092)	$ (26,653,575)	$ (70,985,544)
Institutional Class
Shares sold	348,073	36,278	$ 3,541,043	$ 362,488
Reinvestment of distributions	1,709	3,294	15,997	33,471
Shares redeemed	(70,045)	(141,623)	(705,927)	(1,476,463)
Net increase (decrease)	279,737	(102,051)	$ 2,851,113	$ (1,080,504)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.102	$0.005

Institutional Class designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 97% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/11	$0.160	$0.0103

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILSI-UANN-1212
1.815081.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and
Class C are classes of Fidelity®
International Small Cap Fund

Contents

Performance	4	How the fund has done over time.
Management's Discussion of Fund Performance	6	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	36	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	49
Trustees and Officers	50
Distributions	62
Board Approval of Investment Advisory Contracts and Management Fees	63

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	0.16%	-4.69%	13.69%
Class T (incl. 3.50% sales charge) B	2.26%	-4.48%	13.69%
Class B (incl. contingent deferred sales charge) C	0.45%	-4.57%	13.72%
Class C (incl. contingent deferred sales charge) D	4.46%	-4.26%	13.57%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A on October 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Class A took place on May 27, 2003. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity Advisor® International Small Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.28%, 5.97%, 5.45% and 5.46%, respectively (excluding sales charges), about in line with the 5.99% gain of the MSCI® EAFE® Small Cap Index. Stock selection in the Netherlands and France aided relative performance, while our choices in the U.K., Australia and Singapore hampered results. The Europe/Middle East/Africa subportfolio handily outperformed its benchmark's low double-digit gain. One key contributor was crude oil exploration and production holding Amerisur Resources, while performance was hampered by London Mining, an iron ore and coal developer. The Asia-Pacific ex Japan subportfolio fell short of its benchmark's modest gain. An out-of-benchmark stake in Singapore-based consumer electronics retailer Pertama Holdings, the subportfolio's largest position during the period, detracted. Performance was aided by Toyo-Thai, a Thailand-based construction and engineering firm. The Japanese subportfolio outpaced its benchmark, which declined slightly. A sizable overweighting in Pigeon, a leading producer and retailer of infant products, helped, while a large non-benchmark stake in online social gaming company GREE fared poorly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.64%
Actual		$ 1,000.00	$ 988.50	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class T	1.89%
Actual		$ 1,000.00	$ 987.40	$ 9.44
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.58
Class B	2.37%
Actual		$ 1,000.00	$ 985.10	$ 11.83
HypotheticalA		$ 1,000.00	$ 1,013.22	$ 11.99
Class C	2.39%
Actual		$ 1,000.00	$ 985.10	$ 11.93
HypotheticalA		$ 1,000.00	$ 1,013.12	$ 12.09
International Small Cap	1.37%
Actual		$ 1,000.00	$ 990.10	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.95
Institutional Class	1.24%
Actual		$ 1,000.00	$ 990.60	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan 26.4%
United Kingdom 20.6%
Germany 7.6%
Australia 6.0%
France 4.2%
United States of America 3.8%
Cayman Islands 3.4%
Singapore 2.9%
Ireland 2.6%
Other 22.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan 27.2%
United Kingdom 19.8%
Germany 9.0%
Australia 6.1%
France 4.4%
United States of America 3.2%
Cayman Islands 3.2%
Ireland 2.9%
Bermuda 2.8%
Other 21.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.2	97.4
Bonds	0.2	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.6	2.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nintendo Co. Ltd. (Japan, Software)	2.2	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.8	2.0
Pigeon Corp. (Japan, Household Products)	1.8	1.3
Kakaku.com, Inc. (Japan, Internet Software & Services)	1.6	1.4
Eurofins Scientific SA (France, Life Sciences Tools & Services)	1.3	0.8
Pertama Holdings Ltd. (Singapore, Specialty Retail)	1.3	1.1
AZ Electronic Materials SA (Luxembourg, Chemicals)	1.1	0.9
Kubota Corp. (Japan, Machinery)	1.1	1.0
IBS Group Holding Ltd. GDR (Reg. S) (Isle of Man, IT Services)	1.0	1.0
Playtech Ltd. (Isle of Man, Software)	1.0	0.8
	14.2
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.5	19.0
Information Technology	19.5	17.8
Industrials	13.4	14.8
Financials	11.9	11.3
Materials	10.3	13.2
Health Care	9.7	9.3
Energy	7.3	7.9
Consumer Staples	3.9	2.2
Telecommunication Services	0.6	1.1
Utilities	0.3	0.3

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Australia - 6.0%
Acrux Ltd.	381,062	$ 1,281,619
Alkane Resources Ltd.	823,400	726,521
Ausgold Ltd. (a)	1,195,693	198,590
Austal Ltd.	508,767	646,954
Beach Energy Ltd.	1,188,831	1,703,011
Berkeley Resources Ltd. (a)	739,724	360,899
Carsales.com Ltd. (d)	338,881	2,624,245
Challenger Ltd.	360,905	1,210,079
Clinuvel Pharmaceuticals Ltd. (a)	143,106	240,653
Dart Energy Ltd. (a)	2,059,222	363,388
Goodman Group unit	253,653	1,166,439
Iluka Resources Ltd.	80,327	827,164
Independence Group NL	189,529	784,995
iProperty Group Ltd. (a)	322,458	307,949
Karoon Gas Australia Ltd. (a)	467,228	2,706,334
Linc Energy Ltd. (a)(d)	508,182	290,135
Maverick Drilling & Exploration Ltd. (a)(d)	781,710	839,855
Medusa Mining Ltd.	198,265	1,255,435
Mesoblast Ltd. (a)(d)	175,066	1,048,566
Mineral Deposits Ltd. (a)	856,877	4,358,458
Monto Minerals Ltd. (a)	273,551	1,988
Navitas Ltd.	286,457	1,225,110
New Standard Energy Ltd. (a)	816,242	266,900
Panaust Ltd.	388,877	1,344,234
Papillon Resources Ltd. (a)(d)	197,313	377,894
Ramsay Health Care Ltd.	18,317	451,772
realestate.com.au Ltd.	61,870	1,107,867
SAI Global Ltd.	316,231	1,332,750
SEEK Ltd.	522,733	3,630,148
Silver Lake Resources Ltd. (a)(d)	211,056	768,994
Sino Gas & Energy Ltd. (a)	8,152,205	634,680
SomnoMed Ltd. (a)	531,849	455,471
Spark Infrastructure Group unit	1,255,671	2,202,829
Starpharma Holdings Ltd. (a)	795,432	1,341,760
Sydney Airport unit	156,262	549,884
Tiger Resources Ltd. (a)	11,335,520	3,647,719
Tissue Therapies Ltd. (a)	819,448	314,732
Troy Resources NL	258,575	1,186,389
Universal Biosensors, Inc. (a)	343,694	328,230
TOTAL AUSTRALIA		44,110,640
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 1.1%
Informa PLC	854,423	$ 5,518,058
LXB Retail Properties PLC (a)	1,387,800	2,575,497
TOTAL BAILIWICK OF JERSEY		8,093,555
Belgium - 0.7%
EVS Broadcast Equipment SA	92,900	5,383,636
Bermuda - 2.2%
Asia Satellite Telecommunications Holdings Ltd.	271,000	863,698
Biosensors International Group Ltd. (a)	1,422,000	1,264,855
China Animal Healthcare Ltd.	2,129,000	453,796
China Singyes Solar Tech Holdings Ltd.	981,600	581,357
I.T Ltd.	1,552,000	616,791
Imagi International Holdings Ltd. (a)	26,792,000	383,728
Luk Fook Holdings International Ltd.	612,000	1,538,282
Oakley Capital Investments Ltd. (a)	1,518,300	3,319,962
PAX Global Technology Ltd. (a)	1,769,000	314,994
Petra Diamonds Ltd. (a)	1,478,632	2,374,212
REXLot Holdings Ltd.	11,800,000	852,640
Vostok Nafta Investment Ltd. SDR	818,000	2,022,524
Vtech Holdings Ltd.	126,000	1,496,545
TOTAL BERMUDA		16,083,384
Brazil - 0.6%
Alpargatas SA (PN)	553,200	4,189,073
British Virgin Islands - 0.0%
Kalahari Energy (a)(f)	1,451,000	15
Canada - 1.4%
AirSea Lines (a)(f)	1,893,338	25
Banro Corp. (a)	976,700	4,518,001
Mood Media Corp. (a)	175,300	410,715
Mood Media Corp. (United Kingdom) (a)	1,139,822	2,667,112
Rock Well Petroleum, Inc. (a)(f)	770,400	8
Teranga Gold Corp. (a)	1,272,499	2,726,556
TOTAL CANADA		10,322,417
Cayman Islands - 3.4%
21Vianet Group, Inc. ADR (a)	42,300	468,684
3SBio, Inc. sponsored ADR (a)	39,000	522,990
51job, Inc. sponsored ADR (a)	19,200	902,976
AirMedia Group, Inc. ADR (a)	272,500	618,575
Airtac International Group	106,000	497,159
AMVIG Holdings Ltd.	764,000	226,734
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
AutoNavi Holdings Ltd. ADR (a)	34,300	$ 368,039
Baidu.com, Inc. sponsored ADR (a)	6,000	639,720
Bitauto Holdings Ltd. ADR (a)	82,500	415,800
Changshouhua Food Co. Ltd.	872,000	450,062
China Automation Group Ltd.	1,872,000	444,446
China High Precision Automation Group Ltd.	712,000	102,527
China Lodging Group Ltd. ADR (a)(d)	26,500	451,030
China Medical System Holdings Ltd.	1,255,000	723,847
China Metal International Holdings, Inc.	2,522,000	439,313
China Metal Recycling (Holdings) Ltd.	436,800	436,797
China Outfitters Holdings Ltd.	1,888,000	321,567
China Tianyi Holdings Ltd. (a)	2,492,000	360,132
China ZhengTong Auto Services Holdings Ltd. (a)	472,000	319,740
CNinsure, Inc. ADR (a)	31,900	187,572
Convenience Retail Asia Ltd.	700,000	437,158
EVA Precision Industrial Holdings Ltd.	9,338,000	988,014
Fook Woo Group Holdings Ltd. (a)	2,055,000	181,634
Greatview Aseptic Pack Co. Ltd.	1,196,000	626,546
Haitian International Holdings Ltd.	338,000	417,373
Hop Hing Group Holdings Ltd. (a)	7,392,000	362,444
Hutchison China Meditech Ltd. (a)	77,117	555,658
Kingdee International Software Group Co. Ltd. (a)	1,178,400	244,802
KongZhong Corp. sponsored ADR (a)	56,200	331,018
Lee's Pharmaceutical Holdings Ltd.	1,085,000	664,996
Marwyn Value Investors II Ltd. (a)	1,875,100	3,820,253
Ming Fai International Holdings Ltd.	9,133,000	824,911
Perfect World Co. Ltd. sponsored ADR Class B	34,900	370,987
Royale Furniture Holdings Ltd.	6,740,958	565,367
Shenguan Holdings Group Ltd.	3,154,000	1,737,741
SINA Corp. (a)	5,000	273,150
Sino Prosper State Gold Resources Holdings, Ltd. (a)	7,495,000	333,646
Sitoy Group Holdings Ltd.	219,000	126,878
SouFun Holdings Ltd. ADR (d)	51,000	921,570
Trauson Holdings Co. Ltd.	1,237,000	646,428
VanceInfo Technologies, Inc. ADR (a)	38,100	290,322
VisionChina Media, Inc. ADR (a)(d)	172,100	37,862
VST Holdings Ltd.	1,858,000	326,047
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	42,300	600,237
Yip's Chemical Holdings Ltd.	592,000	399,502
TOTAL CAYMAN ISLANDS		24,982,254
Common Stocks - continued
	Shares	Value
China - 0.1%
NQ Mobile, Inc. ADR (a)(d)	33,300	$ 231,768
Travelsky Technology Ltd. (H Shares)	877,000	452,642
TOTAL CHINA		684,410
Cyprus - 0.6%
Buried Hill Energy (Cyprus) PCL (a)(f)	1,947,000	4,380,750
France - 4.2%
Altamir Amboise	531,000	4,762,729
ALTEN	118,100	3,714,373
Audika SA	113,900	1,353,781
Axway Software SA	4,544	71,089
Eurofins Scientific SA	63,899	9,880,747
Ipsos SA	124,772	4,384,317
Sartorius Stedim Biotech	51,600	4,662,967
Sopra Group SA	39,300	1,854,678
TOTAL FRANCE		30,684,681
Germany - 7.6%
Bertrandt AG	64,300	5,379,755
Brenntag AG	40,600	5,117,128
CENTROTEC Sustainable AG	231,049	4,168,680
CTS Eventim AG	193,820	5,752,933
GFK AG	142,601	6,493,158
Lanxess AG	70,485	5,822,318
MTU Aero Engines Holdings AG	67,300	5,650,817
Rational AG	15,520	3,924,680
RIB Software AG	379,800	2,358,011
Stroer Out-of-Home Media AG (a)	14,753	130,030
United Internet AG	200,152	4,004,256
Wirecard AG	289,100	6,606,260
TOTAL GERMANY		55,408,026
Hong Kong - 0.8%
Dah Sing Financial Holdings Ltd.	164,261	631,606
Guotai Junan International Holdings Ltd.	1,331,000	395,004
Magnificent Estates Ltd.	29,588,000	1,431,668
Singamas Container Holdings Ltd.	3,164,000	800,181
Techtronic Industries Co. Ltd.	1,053,500	2,006,395
YGM Trading Ltd.	152,000	365,190
TOTAL HONG KONG		5,630,044
Common Stocks - continued
	Shares	Value
Iceland - 0.5%
Ossur hf (a)	2,571,700	$ 3,395,957
India - 1.2%
Ahluwalia Contracts (India) Ltd.	230,314	172,077
Britannia Industries Ltd. (a)	31,695	284,904
Educomp Solutions Ltd.	44,518	121,999
Financial Technologies India Ltd.	23,352	431,972
Geodesic Ltd.	256,340	189,140
Manappuram General Finance & Leasing Ltd.	367,032	251,373
MT Educare Ltd.	146,984	285,472
Page Industries Ltd.	87,661	5,462,255
PI Industries Ltd.	37,878	351,993
Shriram City Union Finance Ltd. (a)	739	10,725
Thangamayil Jewellery Ltd.	253,192	1,178,316
WABCO India Ltd.	10,191	303,779
TOTAL INDIA		9,044,005
Indonesia - 1.0%
PT Clipan Finance Indonesia Tbk	13,895,400	578,671
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	12,320
PT Mayora Indah Tbk	352,000	866,712
PT Media Nusantara Citra Tbk	8,838,500	2,599,548
PT Mitra Adiperkasa Tbk	588,000	400,977
PT MNC Sky Vision Tbk	1,805,500	408,844
PT Nippon Indosari Corpindo Tbk	1,225,000	765,223
PT Pembangunan Perumahan Persero Tbk	4,982,500	399,428
PT Tiga Pilar Sejahtera Food Tbk	5,685,000	532,689
PT Tower Bersama Infrastructure Tbk (a)	1,383,000	719,934
TOTAL INDONESIA		7,284,346
Ireland - 2.6%
Glanbia PLC	281,700	2,672,718
Kenmare Resources PLC (a)	11,137,400	7,083,151
Paddy Power PLC (Ireland)	88,784	6,552,506
Petroceltic International PLC (a)	22,766,000	2,531,292
TOTAL IRELAND		18,839,667
Isle of Man - 2.4%
Exillon Energy PLC (a)	1,067,800	2,683,825
IBS Group Holding Ltd. GDR (Reg. S) (a)	336,400	7,586,833
Playtech Ltd.	1,083,636	7,407,568
TOTAL ISLE OF MAN		17,678,226
Common Stocks - continued
	Shares	Value
Israel - 0.1%
Sarin Technologies Ltd.	957,750	$ 773,392
Italy - 1.1%
Brunello Cucinelli SpA (d)	172,000	3,043,101
Salvatore Ferragamo Italia SpA (d)	244,915	4,974,388
TOTAL ITALY		8,017,489
Japan - 26.4%
ACOM Co. Ltd. (a)	60,890	1,797,792
Aeon Credit Service Co. Ltd.	344,600	7,312,444
Aeon Mall Co. Ltd.	45,300	1,175,201
Ajinomoto Co., Inc.	125,000	1,908,744
ARNEST ONE Corp.	39,700	589,309
Asahi Holdings, Inc.	65,300	1,101,012
ASAHI INTECC Co. Ltd. (d)	109,500	3,249,474
Avex Group Holdings, Inc.	118,100	2,334,483
CAC Corp.	44,800	377,121
Chiyoda Co. Ltd.	66,700	1,908,340
Citizen Holdings Co. Ltd.	692,900	3,515,276
CyberAgent, Inc. (d)	3,280	6,557,535
DeNA Co. Ltd. (d)	107,500	3,354,409
Enigmo, Inc.	25,300	2,383,264
Fields Corp.	72,300	1,039,714
Fuji Corp.	35,700	522,777
Fuji Spinning Co. Ltd.	679,000	2,806,840
GMO Internet, Inc.	191,800	1,340,654
GOLDWIN, Inc. (d)	204,000	1,249,605
GREE, Inc. (d)	170,100	2,966,043
Hajime Construction Co. Ltd.	52,500	1,653,326
Hitachi Chemical Co. Ltd.	182,500	2,571,871
Hitachi Metals Ltd.	339,000	3,172,153
Hitachi Transport System Ltd.	97,000	1,454,453
Honda Motor Co. Ltd.	181,900	5,468,505
Hoshizaki Electric Co. Ltd.	128,800	3,505,980
Iida Home Max Co., Ltd.	125,000	1,102,342
ITC Networks Corp.	27,300	218,865
Iwatsuka Confectionary Co. Ltd.	11,600	434,183
JSP Corp.	59,400	767,892
K'S Denki Corp. (d)	52,300	1,400,039
Kakaku.com, Inc. (d)	338,200	11,586,834
Kao Corp.	35,000	982,964
KAWAI Musical Instruments Manufacturing Co. Ltd.	693,000	1,449,718
Kitz Corp.	44,900	189,544
Common Stocks - continued
	Shares	Value
Japan - continued
Kobe Bussan Co. Ltd.	7,300	$ 191,942
Koshidaka Holdings Co. Ltd.	41,900	1,149,455
Kubota Corp.	761,000	7,778,730
Makita Corp.	92,500	3,655,737
Maruwa Ceramic Co. Ltd. (d)	9,900	291,432
Megachips Corp.	88,200	1,968,839
Mitsubishi Gas Chemical Co., Inc.	9,000	44,419
Mizuho Financial Group, Inc.	302,700	473,629
Nichias Corp. (d)	417,000	2,042,428
Nikkiso Co. Ltd.	525,000	6,254,228
Nintendo Co. Ltd.	127,900	16,470,142
Nippon Seiki Co. Ltd.	33,000	317,061
Nitta Corp.	153,100	2,355,090
Nitta Gelatin, Inc.	116,400	944,848
NSD Co. Ltd.	24,900	238,301
Olympus Corp. (a)(d)	204,500	3,571,001
Origin Electric Co. Ltd.	332,000	1,285,081
ORIX Corp.	130,390	13,393,436
Pacific Metals Co. Ltd.	166,000	563,522
Pal Co. Ltd.	35,250	1,799,371
Pigeon Corp.	284,300	13,105,649
Rohto Pharmaceutical Co. Ltd.	176,000	2,429,563
Round One Corp.	62,800	317,815
Ryohin Keikaku Co. Ltd.	5,800	384,342
Sawada Holdings Co. Ltd. (a)	271,700	1,494,129
Seven & i Holdings Co., Ltd.	6,800	209,716
Shimadzu Corp.	293,000	1,970,951
SHIMANO, Inc.	11,600	730,903
Shin-Etsu Chemical Co., Ltd.	3,300	186,020
Shinko Kogyo Co. Ltd.	239,200	1,246,489
Shinko Shoji Co. Ltd.	2,800	24,237
Sosei Group Corp. (a)	1,170	3,231,680
Stanley Electric Co. Ltd.	245,000	3,375,924
STELLA CHEMIFA Corp.	9,700	182,262
Sugi Holdings Co. Ltd.	600	21,684
Sumitomo Chemical Co. Ltd.	68,000	190,805
Sumitomo Metal Mining Co. Ltd.	88,000	1,158,562
Sysmex Corp.	500	23,519
Taiheiyo Cement Corp.	345,000	734,686
Takara Leben Co. Ltd.	445,200	4,768,207
Toho Real Estate Co. Ltd.	3,000	16,385
Tokyu Land Corp.	85,000	477,014
Common Stocks - continued
	Shares	Value
Japan - continued
Topcon Corp. (d)	421,500	$ 1,995,829
Toyo Engineering Corp.	713,000	2,947,388
Toyo Kanetsu KK	398,000	772,767
Tsukui Corp.	26,500	615,777
Uchiyama Holdings Co. Ltd.	7,100	129,851
Unicharm Corp.	1,700	91,995
WebCrew, Inc.	90,300	565,577
West Holdings Corp. (d)	10,700	135,911
Yamato Kogyo Co. Ltd.	40,200	1,128,501
Yamaya Corp.	44,700	641,691
TOTAL JAPAN		193,543,227
Korea (South) - 0.5%
Daou Technology, Inc.	87,960	1,250,440
Genic Co. Ltd. (a)	9,627	523,590
Korea Plant Service & Engineering Co. Ltd.	12,424	683,689
SBS Contents Hub Co. Ltd.	35,022	525,176
Soulbrain Co. Ltd.	11,656	469,310
TOTAL KOREA (SOUTH)		3,452,205
Luxembourg - 1.1%
AZ Electronic Materials SA	1,467,500	8,395,191
Malaysia - 0.1%
JobStreet Corp. Bhd	1,223,100	915,518
Netherlands - 1.3%
Gemalto NV	81,831	7,384,263
Ichor Coal NV (a)	355,000	1,932,560
TOTAL NETHERLANDS		9,316,823
Norway - 2.2%
Aker Solutions ASA	357,100	7,015,102
Schibsted ASA (B Shares)	195,600	7,324,750
Sevan Drilling ASA (a)(d)	2,185,100	1,694,025
TOTAL NORWAY		16,033,877
Singapore - 2.9%
Amtek Engineering Ltd.	2,949,000	1,450,566
CSE Global Ltd.	1,069,000	758,063
First Resources Ltd.	71,000	119,323
Goodpack Ltd.	1,220,000	1,940,318
Mapletree Industrial (REIT)	1,424,000	1,634,366
OSIM International Ltd.	1,092,000	1,454,747
Common Stocks - continued
	Shares	Value
Singapore - continued
Pertama Holdings Ltd. (e)	23,060,000	$ 9,679,226
Petra Foods Ltd.	370,000	794,720
Phorm Corp. Ltd. (a)	1,308,800	1,520,695
Raffles Medical Group Ltd.	368,205	739,549
Sino Grandness Food Industry Group Ltd. (a)	310,000	121,987
Venture Corp. Ltd.	212,000	1,329,562
TOTAL SINGAPORE		21,543,122
South Africa - 0.3%
Blue Label Telecoms Ltd.	3,094,900	2,405,774
Sweden - 0.9%
Avanza Bank Holding AB	162,600	3,192,970
Elekta AB (B Shares)	266,400	3,795,444
TOTAL SWEDEN		6,988,414
Switzerland - 1.3%
Sika AG (Bearer)	1,610	3,358,993
VZ Holding AG	51,930	6,189,445
TOTAL SWITZERLAND		9,548,438
Taiwan - 0.2%
Pacific Hospital Supply Co. Ltd.	114,400	333,291
Tong Hsing Electronics Industries Ltd.	158,721	551,530
Topoint Technology Co. Ltd.	571,927	322,088
TOTAL TAIWAN		1,206,909
Thailand - 0.6%
Toyo-Thai Corp. PCL	5,276,700	4,688,297
United Kingdom - 20.6%
Aberdeen Asset Management PLC	1,183,800	6,199,109
Amerisur Resources PLC (a)(d)	7,753,224	5,880,530
Ashmore Group PLC	897,400	5,267,028
ASOS PLC (a)(d)	188,176	6,847,736
Avanti Communications Group PLC (a)(d)	659,800	2,842,889
Aveva Group PLC	186,000	5,973,134
Bond International Software PLC	843,266	700,823
Brammer PLC	1,267,600	4,914,529
Central Asia Metals PLC (a)	1,336,700	2,113,958
Craneware PLC	791,600	5,528,141
Faroe Petroleum PLC (a)	480,947	1,179,715
Hunting PLC	194,900	2,354,181
IG Group Holdings PLC	719,702	5,057,980
Common Stocks - continued
	Shares	Value
United Kingdom - continued
International Personal Finance PLC	1,298,800	$ 7,272,907
John Wood Group PLC	383,900	5,262,811
Johnson Matthey PLC	106,195	3,854,160
Keronite PLC (a)(f)	13,620,267	220
London Mining PLC (a)(d)	1,460,045	3,593,125
Moneysupermarket.com Group PLC	2,714,800	5,870,551
Monitise PLC (a)	11,841,415	7,070,361
Mothercare PLC	327,400	1,466,148
NCC Group Ltd.	218,315	3,170,753
Ocado Group PLC (a)(d)	1,088,800	1,133,298
Ophir Energy PLC (a)	616,500	5,516,592
Optos PLC (a)	478,181	1,572,267
Pureprofile Media PLC (a)(f)	1,108,572	626,135
Regenersis PLC	1,198,700	2,548,575
Rockhopper Exploration PLC (a)	1,054,900	2,681,193
Salamander Energy PLC (a)	632,400	1,964,531
SDL PLC	448,762	3,841,826
Serco Group PLC	339,746	3,105,922
Silverdell PLC (a)	12,644,400	2,678,143
Sinclair Pharma PLC (a)	4,146,298	1,898,596
Sphere Medical Holding PLC	817,054	955,928
Sportingbet PLC	5,292,800	4,569,572
Sthree PLC	1,031,809	4,999,408
Synergy Health PLC	284,953	4,271,941
Ted Baker PLC	462,675	7,078,164
TMO Renewables Ltd. (a)(f)	1,000,000	403,438
Travis Perkins PLC	313,000	5,455,121
Wolfson Microelectronics PLC (a)	939,800	3,154,533
Zenergy Power PLC (a)	32,776	44,430
TOTAL UNITED KINGDOM		150,920,402
United States of America - 0.2%
CTC Media, Inc.	4,300	36,077
GI Dynamics, Inc. CDI (a)	690,238	429,901
Mudalla Technology, Inc. (Reg. S) (a)	996,527	16
YOU On Demand Holdings, Inc. (a)	86,974	301,800
YOU On Demand Holdings, Inc. (f)	27,500	85,883
Common Stocks - continued
	Shares	Value
United States of America - continued
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(f)	27,500	$ 2,693
Zhongpin, Inc. (a)	40,200	463,104
TOTAL UNITED STATES OF AMERICA		1,319,474
TOTAL COMMON STOCKS (Cost $657,977,485)		705,263,638
Convertible Bonds - 0.2%
Principal Amount
Canada - 0.2%
Griffiths Energy International, Inc. 12% 9/1/17 (f) (Cost $1,400,000)	$ 1,400,000	1,400,000
Money Market Funds - 9.5%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	27,463,856	27,463,856
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	42,020,618	42,020,618
TOTAL MONEY MARKET FUNDS (Cost $69,484,474)		69,484,474
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $728,861,959)		776,148,112
NET OTHER ASSETS (LIABILITIES) - (5.9)%		(42,900,112)
NET ASSETS - 100%		$ 733,248,000
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,899,165 or 0.9% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Griffiths Energy International, Inc. 12% 9/1/17	9/12/12	$ 1,400,000
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
TMO Renewables Ltd.	10/27/05	$ 535,065
YOU On Demand Holdings, Inc.	8/29/12	$ 110,000
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,191
Fidelity Securities Lending Cash Central Fund	1,033,335
Total	$ 1,060,526
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 11,809,703	$ -	$ -	$ 146,001	$ 9,679,226
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,537,049	$ 128,300,726	$ 5,557,081	$ 9,679,242
Consumer Staples	28,905,986	28,905,986	-	-
Energy	53,015,099	48,634,326	-	4,380,773
Financials	87,769,138	87,295,509	473,629	-
Health Care	69,622,651	69,219,213	-	403,438
Industrials	98,004,520	97,822,641	-	181,879
Information Technology	142,870,718	142,142,056	-	728,662
Materials	74,909,127	74,575,481	-	333,646
Telecommunication Services	4,426,521	4,426,521	-	-
Utilities	2,202,829	2,202,829	-	-
Corporate Bonds	1,400,000	-	-	1,400,000
Money Market Funds	69,484,474	69,484,474	-	-
Total Investments in Securities:	$ 776,148,112	$ 753,009,762	$ 6,030,710	$ 17,107,640

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 131,002,515
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 16
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(2,130,470)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	11,809,696
Transfers out of Level 3	-
Ending Balance	$ 9,679,242
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (2,130,470)
Other Investments in Securities
Beginning Balance	$ 8,345,313
Total Realized Gain (Loss)	(6,001,770)
Total Unrealized Gain (Loss)	4,079,700
Cost of Purchases	1,400,000
Proceeds of Sales	(2,051,934)
Amortization/Accretion	-
Transfers in to Level 3	1,657,089
Transfers out of Level 3	-
Ending Balance	$ 7,428,398
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (2,023,569)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $39,538,303) - See accompanying schedule: Unaffiliated issuers (cost $652,965,199)	$ 696,984,412
Fidelity Central Funds (cost $69,484,474)	69,484,474
Other affiliated issuers (cost $6,412,286)	9,679,226
Total Investments (cost $728,861,959)		$ 776,148,112
Foreign currency held at value (cost $33,857)		33,838
Receivable for investments sold		2,827,704
Receivable for fund shares sold		709,719
Dividends receivable		1,714,617
Interest receivable		22,702
Distributions receivable from Fidelity Central Funds		108,952
Other receivables		50,490
Total assets		781,616,134

Liabilities
Payable to custodian bank	$ 400,266
Payable for investments purchased	3,347,180
Payable for fund shares redeemed	1,443,678
Accrued management fee	613,770
Distribution and service plan fees payable	13,250
Other affiliated payables	200,735
Other payables and accrued expenses	328,637
Collateral on securities loaned, at value	42,020,618
Total liabilities		48,368,134

Net Assets		$ 733,248,000
Net Assets consist of:
Paid in capital		$ 777,008,696
Undistributed net investment income		4,511,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(95,349,581)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,077,783
Net Assets		$ 733,248,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,124,535 ÷ 715,414 shares)	$ 19.74

Maximum offering price per share (100/94.25 of $19.74)	$ 20.94
Class T: Net Asset Value and redemption price per share ($9,262,276 ÷ 472,720 shares)	$ 19.59

Maximum offering price per share (100/96.50 of $19.59)	$ 20.30
Class B: Net Asset Value and offering price per share ($789,979 ÷ 41,097 shares)A	$ 19.22

Class C: Net Asset Value and offering price per share ($6,798,784 ÷ 354,409 shares)A	$ 19.18

International Small Cap: Net Asset Value, offering price and redemption price per share ($692,769,335 ÷ 34,653,723 shares)	$ 19.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,503,091 ÷ 475,117 shares)	$ 20.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $146,001 earned from other affiliated issuers)		$ 14,934,160
Interest		35,091
Income from Fidelity Central Funds (including $1,033,335 from security lending)		1,060,526
Income before foreign taxes withheld		16,029,777
Less foreign taxes withheld		(830,680)
Total income		15,199,097

Expenses
Management fee Basic fee	$ 6,793,958
Performance adjustment	794,505
Transfer agent fees	2,203,397
Distribution and service plan fees	185,199
Accounting and security lending fees	390,539
Custodian fees and expenses	266,235
Independent trustees' compensation	5,334
Registration fees	89,380
Audit	149,081
Legal	4,272
Miscellaneous	10,991
Total expenses before reductions	10,892,891
Expense reductions	(204,895)	10,687,996
Net investment income (loss)		4,511,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,323)	(4,623,160)
Foreign currency transactions	(136,906)
Futures contracts	617,111
Total net realized gain (loss)		(4,142,955)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $187,847)	42,478,383
Assets and liabilities in foreign currencies	(17,086)
Futures contracts	113,279
Total change in net unrealized appreciation (depreciation)		42,574,576
Net gain (loss)		38,431,621
Net increase (decrease) in net assets resulting from operations		$ 42,942,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,511,101	$ 8,017,121
Net realized gain (loss)	(4,142,955)	35,260,441
Change in net unrealized appreciation (depreciation)	42,574,576	(96,830,627)
Net increase (decrease) in net assets resulting from operations	42,942,722	(53,553,065)
Distributions to shareholders from net investment income	(8,016,423)	(2,430,566)
Distributions to shareholders from net realized gain	(12,577,679)	(28,246,937)
Total distributions	(20,594,102)	(30,677,503)
Share transactions - net increase (decrease)	(204,187,386)	129,451,482
Redemption fees	102,611	283,575
Total increase (decrease) in net assets	(181,736,155)	45,504,489

Net Assets
Beginning of period	914,984,155	869,479,666
End of period (including undistributed net investment income of $4,511,102 and undistributed net investment income of $8,017,124, respectively)	$ 733,248,000	$ 914,984,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 20.42	$ 17.28	$ 11.91	$ 31.14
Income from Investment Operations
Net investment income (loss) C	.06	.10	.03	.06	- H
Net realized and unrealized gain (loss)	1.09	(.88)	3.51	5.31	(14.03)
Total from investment operations	1.15	(.78)	3.54	5.37	(14.03)
Distributions from net investment income	(.11)	(.02)	(.06)	-	(.03)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.38)	(.68)	(.40)	-	(5.20) I
Redemption fees added to paid in capital C	- H	.01	- H	- H	- H
Net asset value, end of period	$ 19.74	$ 18.97	$ 20.42	$ 17.28	$ 11.91
Total Return A,B	6.28%	(4.00)%	20.85%	45.09%	(53.35)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.63%	1.56%	1.71%	1.75%	1.82%
Expenses net of fee waivers, if any	1.63%	1.55%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.54%	1.63%	1.62%	1.60%
Net investment income (loss)	.32%	.49%	.16%	.41%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,125	$ 17,185	$ 19,720	$ 17,590	$ 13,561
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 20.23	$ 17.14	$ 11.84	$ 30.96
Income from Investment Operations
Net investment income (loss) C	.01	.05	(.02)	.02	(.05)
Net realized and unrealized gain (loss)	1.08	(.86)	3.47	5.28	(13.95)
Total from investment operations	1.09	(.81)	3.45	5.30	(14.00)
Distributions from net investment income	(.03)	-	(.02)	-	-
Distributions from net realized gain	(.27)	(.63)	(.34)	-	(5.12)
Total distributions	(.30)	(.63)	(.36)	-	(5.12)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.59	$ 18.80	$ 20.23	$ 17.14	$ 11.84
Total Return A,B	5.97%	(4.18)%	20.46%	44.76%	(53.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.88%	1.82%	1.97%	2.00%	2.07%
Expenses net of fee waivers, if any	1.88%	1.81%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.85%	1.79%	1.88%	1.86%	1.86%
Net investment income (loss)	.07%	.24%	(.09)%	.16%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,262	$ 13,744	$ 16,092	$ 15,760	$ 13,493
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 19.79	$ 16.78	$ 11.65	$ 30.49
Income from Investment Operations
Net investment income (loss) C	(.08)	(.05)	(.10)	(.04)	(.16)
Net realized and unrealized gain (loss)	1.07	(.85)	3.39	5.17	(13.73)
Total from investment operations	.99	(.90)	3.29	5.13	(13.89)
Distributions from net realized gain	(.15)	(.52)	(.28)	-	(4.95)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.22	$ 18.38	$ 19.79	$ 16.78	$ 11.65
Total Return A,B	5.45%	(4.68)%	19.90%	44.03%	(53.68)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.32%	2.47%	2.49%	2.58%
Expenses net of fee waivers, if any	2.38%	2.30%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.29%	2.38%	2.36%	2.36%
Net investment income (loss)	(.43)%	(.26)%	(.59)%	(.33)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 790	$ 2,067	$ 3,457	$ 3,601	$ 3,230
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 19.85	$ 16.85	$ 11.70	$ 30.62
Income from Investment Operations
Net investment income (loss) C	(.08)	(.04)	(.10)	(.04)	(.16)
Net realized and unrealized gain (loss)	1.07	(.85)	3.40	5.19	(13.78)
Total from investment operations	.99	(.89)	3.30	5.15	(13.94)
Distributions from net realized gain	(.19)	(.59)	(.30)	-	(4.98)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.18	$ 18.38	$ 19.85	$ 16.85	$ 11.70
Total Return A,B	5.46%	(4.64)%	19.86%	44.02%	(53.67)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.27%	2.42%	2.49%	2.57%
Expenses net of fee waivers, if any	2.38%	2.26%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.24%	2.37%	2.36%	2.36%
Net investment income (loss)	(.43)%	(.21)%	(.59)%	(.33)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,799	$ 9,545	$ 13,501	$ 5,814	$ 5,658
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.23	$ 20.66	$ 17.48	$ 12.03	$ 31.44
Income from Investment Operations
Net investment income (loss) B	.11	.17	.07	.08	.03
Net realized and unrealized gain (loss)	1.10	(.89)	3.53	5.37	(14.14)
Total from investment operations	1.21	(.72)	3.60	5.45	(14.11)
Distributions from net investment income	(.18)	(.06)	(.08)	-	(.12)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.45)	(.72)	(.42)	-	(5.30)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 19.99	$ 19.23	$ 20.66	$ 17.48	$ 12.03
Total Return A	6.55%	(3.65)%	21.02%	45.30%	(53.25)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.35%	1.26%	1.44%	1.48%	1.49%
Expenses net of fee waivers, if any	1.35%	1.25%	1.44%	1.48%	1.49%
Expenses net of all reductions	1.33%	1.23%	1.42%	1.44%	1.44%
Net investment income (loss)	.59%	.80%	.37%	.58%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 692,769	$ 856,692	$ 808,478	$ 669,035	$ 536,291
Portfolio turnover rate D	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 20.66	$ 17.47	$ 12.01	$ 31.38
Income from Investment Operations
Net investment income (loss) B	.13	.18	.09	.09	.05
Net realized and unrealized gain (loss)	1.10	(.89)	3.53	5.37	(14.12)
Total from investment operations	1.23	(.71)	3.62	5.46	(14.07)
Distributions from net investment income	(.20)	(.06)	(.09)	-	(.12)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.47)	(.72)	(.43)	-	(5.30)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 20.00	$ 19.24	$ 20.66	$ 17.47	$ 12.01
Total Return A	6.65%	(3.62)%	21.15%	45.46%	(53.22)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.25%	1.22%	1.34%	1.45%	1.49%
Expenses net of fee waivers, if any	1.25%	1.21%	1.34%	1.40%	1.40%
Expenses net of all reductions	1.22%	1.19%	1.31%	1.37%	1.35%
Net investment income (loss)	.70%	.84%	.47%	.66%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,503	$ 15,752	$ 8,231	$ 2,696	$ 2,217
Portfolio turnover rate D	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/12	Valuation Technique (s)	Unobservable Input	Range	Weighted Average
Common Stocks	$ 15,707,639	Expected distribution	Recovery rate	0%	0%
		Market comparable	Discount for lack of marketability	10% - 50%	35.57%
			EV/NOPAT multiple	12.3	12.3
			Transaction price	$ .045 - $2.6	$ 1.06
Corporate Bonds	$ 1,400,000	Market comparable	Transaction price	$ 100	$ 100

For the unobservable inputs listed in the table above, a significant increase in discount for lack of marketability could result in a significant decrease to the fair value measurement. A significant increase in recovery rates, EV/NOPAT multiples or transaction price could result in a significant increase to the fair value measurement.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	127,681,860
Gross unrealized depreciation	(104,609,169)
Net unrealized appreciation (depreciation) on securities and other investments	$ 23,072,691

Tax Cost	$ 753,075,421

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,278,609
Capital loss carryforward	$ (82,903,626)
Net unrealized appreciation (depreciation)	$ 23,049,729

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (65,361,612)
No expiration
Short-term	(13,191,063)
Long-term	(4,350,951)
Total no expiration	(17,542,014)
Total capital loss carryforward	$ (82,903,626)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 20,594,102	$ 30,677,503

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period.

During the period the Fund recognized net realized gain (loss) of $617,111 and a change in net unrealized appreciation (depreciation) of $113,279 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $526,733,625 and $758,337,261, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,801	$ 382
Class T	.25%	.25%	53,002	142
Class B	.75%	.25%	12,735	9,557
Class C	.75%	.25%	81,661	5,650
			$ 185,199	$ 15,731

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,719
Class T	1,996
Class B*	272
Class C*	1,068
$ 8,055

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,432.30
Class T	32,311.31
Class B	3,797.30
Class C	24,474.30
International Small Cap	2,079,534.28
Institutional Class	17,849.17
	$ 2,203,397

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $572 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,240 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $32,573 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $204,895 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 98,060	$ 15,709
Class T	18,440	-
International Small Cap	7,747,338	2,403,692
Institutional Class	152,585	11,165
Total	$ 8,016,423	$ 2,430,566

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 246,964	$ 648,961
Class T	172,958	496,268
Class B	15,448	87,007
Class C	91,928	402,241
International Small Cap	11,838,630	26,480,677
Institutional Class	211,751	131,783
Total	$ 12,577,679	$ 28,246,937

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	190,464	472,219	$ 3,581,689	$ 10,051,889
Reinvestment of distributions	18,159	30,361	323,949	616,326
Shares redeemed	(398,912)	(562,759)	(7,484,565)	(11,902,630)
Net increase (decrease)	(190,289)	(60,179)	$ (3,578,927)	$ (1,234,415)
Class T
Shares sold	67,193	237,757	$ 1,245,760	$ 5,055,416
Reinvestment of distributions	10,478	24,155	185,991	486,714
Shares redeemed	(336,074)	(326,059)	(6,220,818)	(6,629,520)
Net increase (decrease)	(258,403)	(64,147)	$ (4,789,067)	$ (1,087,390)
Class B
Shares sold	1,171	21,873	$ 21,568	$ 464,854
Reinvestment of distributions	825	4,142	14,430	81,975
Shares redeemed	(73,396)	(88,228)	(1,354,968)	(1,778,852)
Net increase (decrease)	(71,400)	(62,213)	$ (1,318,970)	$ (1,232,023)
Class C
Shares sold	95,047	128,685	$ 1,772,779	$ 2,661,361
Reinvestment of distributions	4,830	19,105	84,289	378,079
Shares redeemed	(264,717)	(308,659)	(4,745,500)	(6,253,765)
Net increase (decrease)	(164,840)	(160,869)	$ (2,888,432)	$ (3,214,325)
International Small Cap
Shares sold	4,700,621	17,502,789	$ 88,441,440	$ 375,309,666
Reinvestment of distributions	1,033,828	1,321,812	18,629,579	27,110,370
Shares redeemed	(15,631,544)	(13,398,001)	(292,428,231)	(275,580,654)
Net increase (decrease)	(9,897,095)	5,426,600	$ (185,357,212)	$ 126,839,382

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Institutional Class
Shares sold	199,584	798,910	$ 3,790,776	$ 17,190,303
Reinvestment of distributions	15,793	5,609	284,438	115,044
Shares redeemed	(559,093)	(384,085)	(10,329,992)	(7,925,094)
Net increase (decrease)	(343,716)	420,434	$ (6,254,778)	$ 9,380,253

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.074	$0.327

Class T	12/10/12	12/07/12	$0.000	$0.321

Class B	12/10/12	12/07/12	$0.000	$0.078

Class C	12/10/12	12/07/12	$0.000	$0.180

Class A designates 1%, Class T designates 1%, Class B designates 2%, and Class C designates 1% of the dividend distributed in December 2011 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 79%, Class T designates 98%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/2011	$0.209	$0.0215
Class T	12/05/2011	$0.168	$0.0215
Class B	12/05/2011	$0.088	$0.0215
Class C	12/05/2011	$0.108	$0.0215

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISC-UANN-1212
1.793568.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® International Small Cap Fund

Contents

Performance	4	How the fund has done over time.
Management's Discussion of Fund Performance	5	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	48
Trustees and Officers	49
Distributions	61
Board Approval of Investment Advisory Contracts and Management Fees	61

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	6.65%	-3.26%	14.72%

A The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Institutional Class took place on May 27, 2003. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity Advisor® International Small Cap Fund: For the year, the fund's Institutional Class shares returned 6.65%, topping the 5.99% gain of the MSCI® EAFE® Small Cap Index. Stock selection in the Netherlands and France aided relative performance, while our choices in the U.K., Australia and Singapore hampered results. The Europe/Middle East/Africa subportfolio handily outperformed its benchmark's low double-digit gain. One key contributor was crude oil exploration and production holding Amerisur Resources, while performance was hampered by London Mining, an iron ore and coal developer. The Asia-Pacific ex Japan subportfolio fell short of its benchmark's modest gain. An out-of-benchmark stake in Singapore-based consumer electronics retailer Pertama Holdings, the subportfolio's largest position during the period, detracted. Performance was aided by Toyo-Thai, a Thailand-based construction and engineering firm. The Japanese subportfolio outpaced its benchmark, which declined slightly. A sizable overweighting in Pigeon, a leading producer and retailer of infant products, helped, while a large non-benchmark stake in online social gaming company GREE fared poorly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.64%
Actual		$ 1,000.00	$ 988.50	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class T	1.89%
Actual		$ 1,000.00	$ 987.40	$ 9.44
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.58
Class B	2.37%
Actual		$ 1,000.00	$ 985.10	$ 11.83
HypotheticalA		$ 1,000.00	$ 1,013.22	$ 11.99
Class C	2.39%
Actual		$ 1,000.00	$ 985.10	$ 11.93
HypotheticalA		$ 1,000.00	$ 1,013.12	$ 12.09
International Small Cap	1.37%
Actual		$ 1,000.00	$ 990.10	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.95
Institutional Class	1.24%
Actual		$ 1,000.00	$ 990.60	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan 26.4%
United Kingdom 20.6%
Germany 7.6%
Australia 6.0%
France 4.2%
United States of America 3.8%
Cayman Islands 3.4%
Singapore 2.9%
Ireland 2.6%
Other 22.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan 27.2%
United Kingdom 19.8%
Germany 9.0%
Australia 6.1%
France 4.4%
United States of America 3.2%
Cayman Islands 3.2%
Ireland 2.9%
Bermuda 2.8%
Other 21.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.2	97.4
Bonds	0.2	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.6	2.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nintendo Co. Ltd. (Japan, Software)	2.2	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.8	2.0
Pigeon Corp. (Japan, Household Products)	1.8	1.3
Kakaku.com, Inc. (Japan, Internet Software & Services)	1.6	1.4
Eurofins Scientific SA (France, Life Sciences Tools & Services)	1.3	0.8
Pertama Holdings Ltd. (Singapore, Specialty Retail)	1.3	1.1
AZ Electronic Materials SA (Luxembourg, Chemicals)	1.1	0.9
Kubota Corp. (Japan, Machinery)	1.1	1.0
IBS Group Holding Ltd. GDR (Reg. S) (Isle of Man, IT Services)	1.0	1.0
Playtech Ltd. (Isle of Man, Software)	1.0	0.8
	14.2
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.5	19.0
Information Technology	19.5	17.8
Industrials	13.4	14.8
Financials	11.9	11.3
Materials	10.3	13.2
Health Care	9.7	9.3
Energy	7.3	7.9
Consumer Staples	3.9	2.2
Telecommunication Services	0.6	1.1
Utilities	0.3	0.3

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Australia - 6.0%
Acrux Ltd.	381,062	$ 1,281,619
Alkane Resources Ltd.	823,400	726,521
Ausgold Ltd. (a)	1,195,693	198,590
Austal Ltd.	508,767	646,954
Beach Energy Ltd.	1,188,831	1,703,011
Berkeley Resources Ltd. (a)	739,724	360,899
Carsales.com Ltd. (d)	338,881	2,624,245
Challenger Ltd.	360,905	1,210,079
Clinuvel Pharmaceuticals Ltd. (a)	143,106	240,653
Dart Energy Ltd. (a)	2,059,222	363,388
Goodman Group unit	253,653	1,166,439
Iluka Resources Ltd.	80,327	827,164
Independence Group NL	189,529	784,995
iProperty Group Ltd. (a)	322,458	307,949
Karoon Gas Australia Ltd. (a)	467,228	2,706,334
Linc Energy Ltd. (a)(d)	508,182	290,135
Maverick Drilling & Exploration Ltd. (a)(d)	781,710	839,855
Medusa Mining Ltd.	198,265	1,255,435
Mesoblast Ltd. (a)(d)	175,066	1,048,566
Mineral Deposits Ltd. (a)	856,877	4,358,458
Monto Minerals Ltd. (a)	273,551	1,988
Navitas Ltd.	286,457	1,225,110
New Standard Energy Ltd. (a)	816,242	266,900
Panaust Ltd.	388,877	1,344,234
Papillon Resources Ltd. (a)(d)	197,313	377,894
Ramsay Health Care Ltd.	18,317	451,772
realestate.com.au Ltd.	61,870	1,107,867
SAI Global Ltd.	316,231	1,332,750
SEEK Ltd.	522,733	3,630,148
Silver Lake Resources Ltd. (a)(d)	211,056	768,994
Sino Gas & Energy Ltd. (a)	8,152,205	634,680
SomnoMed Ltd. (a)	531,849	455,471
Spark Infrastructure Group unit	1,255,671	2,202,829
Starpharma Holdings Ltd. (a)	795,432	1,341,760
Sydney Airport unit	156,262	549,884
Tiger Resources Ltd. (a)	11,335,520	3,647,719
Tissue Therapies Ltd. (a)	819,448	314,732
Troy Resources NL	258,575	1,186,389
Universal Biosensors, Inc. (a)	343,694	328,230
TOTAL AUSTRALIA		44,110,640
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 1.1%
Informa PLC	854,423	$ 5,518,058
LXB Retail Properties PLC (a)	1,387,800	2,575,497
TOTAL BAILIWICK OF JERSEY		8,093,555
Belgium - 0.7%
EVS Broadcast Equipment SA	92,900	5,383,636
Bermuda - 2.2%
Asia Satellite Telecommunications Holdings Ltd.	271,000	863,698
Biosensors International Group Ltd. (a)	1,422,000	1,264,855
China Animal Healthcare Ltd.	2,129,000	453,796
China Singyes Solar Tech Holdings Ltd.	981,600	581,357
I.T Ltd.	1,552,000	616,791
Imagi International Holdings Ltd. (a)	26,792,000	383,728
Luk Fook Holdings International Ltd.	612,000	1,538,282
Oakley Capital Investments Ltd. (a)	1,518,300	3,319,962
PAX Global Technology Ltd. (a)	1,769,000	314,994
Petra Diamonds Ltd. (a)	1,478,632	2,374,212
REXLot Holdings Ltd.	11,800,000	852,640
Vostok Nafta Investment Ltd. SDR	818,000	2,022,524
Vtech Holdings Ltd.	126,000	1,496,545
TOTAL BERMUDA		16,083,384
Brazil - 0.6%
Alpargatas SA (PN)	553,200	4,189,073
British Virgin Islands - 0.0%
Kalahari Energy (a)(f)	1,451,000	15
Canada - 1.4%
AirSea Lines (a)(f)	1,893,338	25
Banro Corp. (a)	976,700	4,518,001
Mood Media Corp. (a)	175,300	410,715
Mood Media Corp. (United Kingdom) (a)	1,139,822	2,667,112
Rock Well Petroleum, Inc. (a)(f)	770,400	8
Teranga Gold Corp. (a)	1,272,499	2,726,556
TOTAL CANADA		10,322,417
Cayman Islands - 3.4%
21Vianet Group, Inc. ADR (a)	42,300	468,684
3SBio, Inc. sponsored ADR (a)	39,000	522,990
51job, Inc. sponsored ADR (a)	19,200	902,976
AirMedia Group, Inc. ADR (a)	272,500	618,575
Airtac International Group	106,000	497,159
AMVIG Holdings Ltd.	764,000	226,734
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
AutoNavi Holdings Ltd. ADR (a)	34,300	$ 368,039
Baidu.com, Inc. sponsored ADR (a)	6,000	639,720
Bitauto Holdings Ltd. ADR (a)	82,500	415,800
Changshouhua Food Co. Ltd.	872,000	450,062
China Automation Group Ltd.	1,872,000	444,446
China High Precision Automation Group Ltd.	712,000	102,527
China Lodging Group Ltd. ADR (a)(d)	26,500	451,030
China Medical System Holdings Ltd.	1,255,000	723,847
China Metal International Holdings, Inc.	2,522,000	439,313
China Metal Recycling (Holdings) Ltd.	436,800	436,797
China Outfitters Holdings Ltd.	1,888,000	321,567
China Tianyi Holdings Ltd. (a)	2,492,000	360,132
China ZhengTong Auto Services Holdings Ltd. (a)	472,000	319,740
CNinsure, Inc. ADR (a)	31,900	187,572
Convenience Retail Asia Ltd.	700,000	437,158
EVA Precision Industrial Holdings Ltd.	9,338,000	988,014
Fook Woo Group Holdings Ltd. (a)	2,055,000	181,634
Greatview Aseptic Pack Co. Ltd.	1,196,000	626,546
Haitian International Holdings Ltd.	338,000	417,373
Hop Hing Group Holdings Ltd. (a)	7,392,000	362,444
Hutchison China Meditech Ltd. (a)	77,117	555,658
Kingdee International Software Group Co. Ltd. (a)	1,178,400	244,802
KongZhong Corp. sponsored ADR (a)	56,200	331,018
Lee's Pharmaceutical Holdings Ltd.	1,085,000	664,996
Marwyn Value Investors II Ltd. (a)	1,875,100	3,820,253
Ming Fai International Holdings Ltd.	9,133,000	824,911
Perfect World Co. Ltd. sponsored ADR Class B	34,900	370,987
Royale Furniture Holdings Ltd.	6,740,958	565,367
Shenguan Holdings Group Ltd.	3,154,000	1,737,741
SINA Corp. (a)	5,000	273,150
Sino Prosper State Gold Resources Holdings, Ltd. (a)	7,495,000	333,646
Sitoy Group Holdings Ltd.	219,000	126,878
SouFun Holdings Ltd. ADR (d)	51,000	921,570
Trauson Holdings Co. Ltd.	1,237,000	646,428
VanceInfo Technologies, Inc. ADR (a)	38,100	290,322
VisionChina Media, Inc. ADR (a)(d)	172,100	37,862
VST Holdings Ltd.	1,858,000	326,047
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	42,300	600,237
Yip's Chemical Holdings Ltd.	592,000	399,502
TOTAL CAYMAN ISLANDS		24,982,254
Common Stocks - continued
	Shares	Value
China - 0.1%
NQ Mobile, Inc. ADR (a)(d)	33,300	$ 231,768
Travelsky Technology Ltd. (H Shares)	877,000	452,642
TOTAL CHINA		684,410
Cyprus - 0.6%
Buried Hill Energy (Cyprus) PCL (a)(f)	1,947,000	4,380,750
France - 4.2%
Altamir Amboise	531,000	4,762,729
ALTEN	118,100	3,714,373
Audika SA	113,900	1,353,781
Axway Software SA	4,544	71,089
Eurofins Scientific SA	63,899	9,880,747
Ipsos SA	124,772	4,384,317
Sartorius Stedim Biotech	51,600	4,662,967
Sopra Group SA	39,300	1,854,678
TOTAL FRANCE		30,684,681
Germany - 7.6%
Bertrandt AG	64,300	5,379,755
Brenntag AG	40,600	5,117,128
CENTROTEC Sustainable AG	231,049	4,168,680
CTS Eventim AG	193,820	5,752,933
GFK AG	142,601	6,493,158
Lanxess AG	70,485	5,822,318
MTU Aero Engines Holdings AG	67,300	5,650,817
Rational AG	15,520	3,924,680
RIB Software AG	379,800	2,358,011
Stroer Out-of-Home Media AG (a)	14,753	130,030
United Internet AG	200,152	4,004,256
Wirecard AG	289,100	6,606,260
TOTAL GERMANY		55,408,026
Hong Kong - 0.8%
Dah Sing Financial Holdings Ltd.	164,261	631,606
Guotai Junan International Holdings Ltd.	1,331,000	395,004
Magnificent Estates Ltd.	29,588,000	1,431,668
Singamas Container Holdings Ltd.	3,164,000	800,181
Techtronic Industries Co. Ltd.	1,053,500	2,006,395
YGM Trading Ltd.	152,000	365,190
TOTAL HONG KONG		5,630,044
Common Stocks - continued
	Shares	Value
Iceland - 0.5%
Ossur hf (a)	2,571,700	$ 3,395,957
India - 1.2%
Ahluwalia Contracts (India) Ltd.	230,314	172,077
Britannia Industries Ltd. (a)	31,695	284,904
Educomp Solutions Ltd.	44,518	121,999
Financial Technologies India Ltd.	23,352	431,972
Geodesic Ltd.	256,340	189,140
Manappuram General Finance & Leasing Ltd.	367,032	251,373
MT Educare Ltd.	146,984	285,472
Page Industries Ltd.	87,661	5,462,255
PI Industries Ltd.	37,878	351,993
Shriram City Union Finance Ltd. (a)	739	10,725
Thangamayil Jewellery Ltd.	253,192	1,178,316
WABCO India Ltd.	10,191	303,779
TOTAL INDIA		9,044,005
Indonesia - 1.0%
PT Clipan Finance Indonesia Tbk	13,895,400	578,671
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	12,320
PT Mayora Indah Tbk	352,000	866,712
PT Media Nusantara Citra Tbk	8,838,500	2,599,548
PT Mitra Adiperkasa Tbk	588,000	400,977
PT MNC Sky Vision Tbk	1,805,500	408,844
PT Nippon Indosari Corpindo Tbk	1,225,000	765,223
PT Pembangunan Perumahan Persero Tbk	4,982,500	399,428
PT Tiga Pilar Sejahtera Food Tbk	5,685,000	532,689
PT Tower Bersama Infrastructure Tbk (a)	1,383,000	719,934
TOTAL INDONESIA		7,284,346
Ireland - 2.6%
Glanbia PLC	281,700	2,672,718
Kenmare Resources PLC (a)	11,137,400	7,083,151
Paddy Power PLC (Ireland)	88,784	6,552,506
Petroceltic International PLC (a)	22,766,000	2,531,292
TOTAL IRELAND		18,839,667
Isle of Man - 2.4%
Exillon Energy PLC (a)	1,067,800	2,683,825
IBS Group Holding Ltd. GDR (Reg. S) (a)	336,400	7,586,833
Playtech Ltd.	1,083,636	7,407,568
TOTAL ISLE OF MAN		17,678,226
Common Stocks - continued
	Shares	Value
Israel - 0.1%
Sarin Technologies Ltd.	957,750	$ 773,392
Italy - 1.1%
Brunello Cucinelli SpA (d)	172,000	3,043,101
Salvatore Ferragamo Italia SpA (d)	244,915	4,974,388
TOTAL ITALY		8,017,489
Japan - 26.4%
ACOM Co. Ltd. (a)	60,890	1,797,792
Aeon Credit Service Co. Ltd.	344,600	7,312,444
Aeon Mall Co. Ltd.	45,300	1,175,201
Ajinomoto Co., Inc.	125,000	1,908,744
ARNEST ONE Corp.	39,700	589,309
Asahi Holdings, Inc.	65,300	1,101,012
ASAHI INTECC Co. Ltd. (d)	109,500	3,249,474
Avex Group Holdings, Inc.	118,100	2,334,483
CAC Corp.	44,800	377,121
Chiyoda Co. Ltd.	66,700	1,908,340
Citizen Holdings Co. Ltd.	692,900	3,515,276
CyberAgent, Inc. (d)	3,280	6,557,535
DeNA Co. Ltd. (d)	107,500	3,354,409
Enigmo, Inc.	25,300	2,383,264
Fields Corp.	72,300	1,039,714
Fuji Corp.	35,700	522,777
Fuji Spinning Co. Ltd.	679,000	2,806,840
GMO Internet, Inc.	191,800	1,340,654
GOLDWIN, Inc. (d)	204,000	1,249,605
GREE, Inc. (d)	170,100	2,966,043
Hajime Construction Co. Ltd.	52,500	1,653,326
Hitachi Chemical Co. Ltd.	182,500	2,571,871
Hitachi Metals Ltd.	339,000	3,172,153
Hitachi Transport System Ltd.	97,000	1,454,453
Honda Motor Co. Ltd.	181,900	5,468,505
Hoshizaki Electric Co. Ltd.	128,800	3,505,980
Iida Home Max Co., Ltd.	125,000	1,102,342
ITC Networks Corp.	27,300	218,865
Iwatsuka Confectionary Co. Ltd.	11,600	434,183
JSP Corp.	59,400	767,892
K'S Denki Corp. (d)	52,300	1,400,039
Kakaku.com, Inc. (d)	338,200	11,586,834
Kao Corp.	35,000	982,964
KAWAI Musical Instruments Manufacturing Co. Ltd.	693,000	1,449,718
Kitz Corp.	44,900	189,544
Common Stocks - continued
	Shares	Value
Japan - continued
Kobe Bussan Co. Ltd.	7,300	$ 191,942
Koshidaka Holdings Co. Ltd.	41,900	1,149,455
Kubota Corp.	761,000	7,778,730
Makita Corp.	92,500	3,655,737
Maruwa Ceramic Co. Ltd. (d)	9,900	291,432
Megachips Corp.	88,200	1,968,839
Mitsubishi Gas Chemical Co., Inc.	9,000	44,419
Mizuho Financial Group, Inc.	302,700	473,629
Nichias Corp. (d)	417,000	2,042,428
Nikkiso Co. Ltd.	525,000	6,254,228
Nintendo Co. Ltd.	127,900	16,470,142
Nippon Seiki Co. Ltd.	33,000	317,061
Nitta Corp.	153,100	2,355,090
Nitta Gelatin, Inc.	116,400	944,848
NSD Co. Ltd.	24,900	238,301
Olympus Corp. (a)(d)	204,500	3,571,001
Origin Electric Co. Ltd.	332,000	1,285,081
ORIX Corp.	130,390	13,393,436
Pacific Metals Co. Ltd.	166,000	563,522
Pal Co. Ltd.	35,250	1,799,371
Pigeon Corp.	284,300	13,105,649
Rohto Pharmaceutical Co. Ltd.	176,000	2,429,563
Round One Corp.	62,800	317,815
Ryohin Keikaku Co. Ltd.	5,800	384,342
Sawada Holdings Co. Ltd. (a)	271,700	1,494,129
Seven & i Holdings Co., Ltd.	6,800	209,716
Shimadzu Corp.	293,000	1,970,951
SHIMANO, Inc.	11,600	730,903
Shin-Etsu Chemical Co., Ltd.	3,300	186,020
Shinko Kogyo Co. Ltd.	239,200	1,246,489
Shinko Shoji Co. Ltd.	2,800	24,237
Sosei Group Corp. (a)	1,170	3,231,680
Stanley Electric Co. Ltd.	245,000	3,375,924
STELLA CHEMIFA Corp.	9,700	182,262
Sugi Holdings Co. Ltd.	600	21,684
Sumitomo Chemical Co. Ltd.	68,000	190,805
Sumitomo Metal Mining Co. Ltd.	88,000	1,158,562
Sysmex Corp.	500	23,519
Taiheiyo Cement Corp.	345,000	734,686
Takara Leben Co. Ltd.	445,200	4,768,207
Toho Real Estate Co. Ltd.	3,000	16,385
Tokyu Land Corp.	85,000	477,014
Common Stocks - continued
	Shares	Value
Japan - continued
Topcon Corp. (d)	421,500	$ 1,995,829
Toyo Engineering Corp.	713,000	2,947,388
Toyo Kanetsu KK	398,000	772,767
Tsukui Corp.	26,500	615,777
Uchiyama Holdings Co. Ltd.	7,100	129,851
Unicharm Corp.	1,700	91,995
WebCrew, Inc.	90,300	565,577
West Holdings Corp. (d)	10,700	135,911
Yamato Kogyo Co. Ltd.	40,200	1,128,501
Yamaya Corp.	44,700	641,691
TOTAL JAPAN		193,543,227
Korea (South) - 0.5%
Daou Technology, Inc.	87,960	1,250,440
Genic Co. Ltd. (a)	9,627	523,590
Korea Plant Service & Engineering Co. Ltd.	12,424	683,689
SBS Contents Hub Co. Ltd.	35,022	525,176
Soulbrain Co. Ltd.	11,656	469,310
TOTAL KOREA (SOUTH)		3,452,205
Luxembourg - 1.1%
AZ Electronic Materials SA	1,467,500	8,395,191
Malaysia - 0.1%
JobStreet Corp. Bhd	1,223,100	915,518
Netherlands - 1.3%
Gemalto NV	81,831	7,384,263
Ichor Coal NV (a)	355,000	1,932,560
TOTAL NETHERLANDS		9,316,823
Norway - 2.2%
Aker Solutions ASA	357,100	7,015,102
Schibsted ASA (B Shares)	195,600	7,324,750
Sevan Drilling ASA (a)(d)	2,185,100	1,694,025
TOTAL NORWAY		16,033,877
Singapore - 2.9%
Amtek Engineering Ltd.	2,949,000	1,450,566
CSE Global Ltd.	1,069,000	758,063
First Resources Ltd.	71,000	119,323
Goodpack Ltd.	1,220,000	1,940,318
Mapletree Industrial (REIT)	1,424,000	1,634,366
OSIM International Ltd.	1,092,000	1,454,747
Common Stocks - continued
	Shares	Value
Singapore - continued
Pertama Holdings Ltd. (e)	23,060,000	$ 9,679,226
Petra Foods Ltd.	370,000	794,720
Phorm Corp. Ltd. (a)	1,308,800	1,520,695
Raffles Medical Group Ltd.	368,205	739,549
Sino Grandness Food Industry Group Ltd. (a)	310,000	121,987
Venture Corp. Ltd.	212,000	1,329,562
TOTAL SINGAPORE		21,543,122
South Africa - 0.3%
Blue Label Telecoms Ltd.	3,094,900	2,405,774
Sweden - 0.9%
Avanza Bank Holding AB	162,600	3,192,970
Elekta AB (B Shares)	266,400	3,795,444
TOTAL SWEDEN		6,988,414
Switzerland - 1.3%
Sika AG (Bearer)	1,610	3,358,993
VZ Holding AG	51,930	6,189,445
TOTAL SWITZERLAND		9,548,438
Taiwan - 0.2%
Pacific Hospital Supply Co. Ltd.	114,400	333,291
Tong Hsing Electronics Industries Ltd.	158,721	551,530
Topoint Technology Co. Ltd.	571,927	322,088
TOTAL TAIWAN		1,206,909
Thailand - 0.6%
Toyo-Thai Corp. PCL	5,276,700	4,688,297
United Kingdom - 20.6%
Aberdeen Asset Management PLC	1,183,800	6,199,109
Amerisur Resources PLC (a)(d)	7,753,224	5,880,530
Ashmore Group PLC	897,400	5,267,028
ASOS PLC (a)(d)	188,176	6,847,736
Avanti Communications Group PLC (a)(d)	659,800	2,842,889
Aveva Group PLC	186,000	5,973,134
Bond International Software PLC	843,266	700,823
Brammer PLC	1,267,600	4,914,529
Central Asia Metals PLC (a)	1,336,700	2,113,958
Craneware PLC	791,600	5,528,141
Faroe Petroleum PLC (a)	480,947	1,179,715
Hunting PLC	194,900	2,354,181
IG Group Holdings PLC	719,702	5,057,980
Common Stocks - continued
	Shares	Value
United Kingdom - continued
International Personal Finance PLC	1,298,800	$ 7,272,907
John Wood Group PLC	383,900	5,262,811
Johnson Matthey PLC	106,195	3,854,160
Keronite PLC (a)(f)	13,620,267	220
London Mining PLC (a)(d)	1,460,045	3,593,125
Moneysupermarket.com Group PLC	2,714,800	5,870,551
Monitise PLC (a)	11,841,415	7,070,361
Mothercare PLC	327,400	1,466,148
NCC Group Ltd.	218,315	3,170,753
Ocado Group PLC (a)(d)	1,088,800	1,133,298
Ophir Energy PLC (a)	616,500	5,516,592
Optos PLC (a)	478,181	1,572,267
Pureprofile Media PLC (a)(f)	1,108,572	626,135
Regenersis PLC	1,198,700	2,548,575
Rockhopper Exploration PLC (a)	1,054,900	2,681,193
Salamander Energy PLC (a)	632,400	1,964,531
SDL PLC	448,762	3,841,826
Serco Group PLC	339,746	3,105,922
Silverdell PLC (a)	12,644,400	2,678,143
Sinclair Pharma PLC (a)	4,146,298	1,898,596
Sphere Medical Holding PLC	817,054	955,928
Sportingbet PLC	5,292,800	4,569,572
Sthree PLC	1,031,809	4,999,408
Synergy Health PLC	284,953	4,271,941
Ted Baker PLC	462,675	7,078,164
TMO Renewables Ltd. (a)(f)	1,000,000	403,438
Travis Perkins PLC	313,000	5,455,121
Wolfson Microelectronics PLC (a)	939,800	3,154,533
Zenergy Power PLC (a)	32,776	44,430
TOTAL UNITED KINGDOM		150,920,402
United States of America - 0.2%
CTC Media, Inc.	4,300	36,077
GI Dynamics, Inc. CDI (a)	690,238	429,901
Mudalla Technology, Inc. (Reg. S) (a)	996,527	16
YOU On Demand Holdings, Inc. (a)	86,974	301,800
YOU On Demand Holdings, Inc. (f)	27,500	85,883
Common Stocks - continued
	Shares	Value
United States of America - continued
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(f)	27,500	$ 2,693
Zhongpin, Inc. (a)	40,200	463,104
TOTAL UNITED STATES OF AMERICA		1,319,474
TOTAL COMMON STOCKS (Cost $657,977,485)		705,263,638
Convertible Bonds - 0.2%
Principal Amount
Canada - 0.2%
Griffiths Energy International, Inc. 12% 9/1/17 (f) (Cost $1,400,000)	$ 1,400,000	1,400,000
Money Market Funds - 9.5%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	27,463,856	27,463,856
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	42,020,618	42,020,618
TOTAL MONEY MARKET FUNDS (Cost $69,484,474)		69,484,474
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $728,861,959)		776,148,112
NET OTHER ASSETS (LIABILITIES) - (5.9)%		(42,900,112)
NET ASSETS - 100%		$ 733,248,000
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,899,165 or 0.9% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Griffiths Energy International, Inc. 12% 9/1/17	9/12/12	$ 1,400,000
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
TMO Renewables Ltd.	10/27/05	$ 535,065
YOU On Demand Holdings, Inc.	8/29/12	$ 110,000
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,191
Fidelity Securities Lending Cash Central Fund	1,033,335
Total	$ 1,060,526
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 11,809,703	$ -	$ -	$ 146,001	$ 9,679,226
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,537,049	$ 128,300,726	$ 5,557,081	$ 9,679,242
Consumer Staples	28,905,986	28,905,986	-	-
Energy	53,015,099	48,634,326	-	4,380,773
Financials	87,769,138	87,295,509	473,629	-
Health Care	69,622,651	69,219,213	-	403,438
Industrials	98,004,520	97,822,641	-	181,879
Information Technology	142,870,718	142,142,056	-	728,662
Materials	74,909,127	74,575,481	-	333,646
Telecommunication Services	4,426,521	4,426,521	-	-
Utilities	2,202,829	2,202,829	-	-
Corporate Bonds	1,400,000	-	-	1,400,000
Money Market Funds	69,484,474	69,484,474	-	-
Total Investments in Securities:	$ 776,148,112	$ 753,009,762	$ 6,030,710	$ 17,107,640

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 131,002,515
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 16
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(2,130,470)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	11,809,696
Transfers out of Level 3	-
Ending Balance	$ 9,679,242
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (2,130,470)
Other Investments in Securities
Beginning Balance	$ 8,345,313
Total Realized Gain (Loss)	(6,001,770)
Total Unrealized Gain (Loss)	4,079,700
Cost of Purchases	1,400,000
Proceeds of Sales	(2,051,934)
Amortization/Accretion	-
Transfers in to Level 3	1,657,089
Transfers out of Level 3	-
Ending Balance	$ 7,428,398
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (2,023,569)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $39,538,303) - See accompanying schedule: Unaffiliated issuers (cost $652,965,199)	$ 696,984,412
Fidelity Central Funds (cost $69,484,474)	69,484,474
Other affiliated issuers (cost $6,412,286)	9,679,226
Total Investments (cost $728,861,959)		$ 776,148,112
Foreign currency held at value (cost $33,857)		33,838
Receivable for investments sold		2,827,704
Receivable for fund shares sold		709,719
Dividends receivable		1,714,617
Interest receivable		22,702
Distributions receivable from Fidelity Central Funds		108,952
Other receivables		50,490
Total assets		781,616,134

Liabilities
Payable to custodian bank	$ 400,266
Payable for investments purchased	3,347,180
Payable for fund shares redeemed	1,443,678
Accrued management fee	613,770
Distribution and service plan fees payable	13,250
Other affiliated payables	200,735
Other payables and accrued expenses	328,637
Collateral on securities loaned, at value	42,020,618
Total liabilities		48,368,134

Net Assets		$ 733,248,000
Net Assets consist of:
Paid in capital		$ 777,008,696
Undistributed net investment income		4,511,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(95,349,581)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,077,783
Net Assets		$ 733,248,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,124,535 ÷ 715,414 shares)	$ 19.74

Maximum offering price per share (100/94.25 of $19.74)	$ 20.94
Class T: Net Asset Value and redemption price per share ($9,262,276 ÷ 472,720 shares)	$ 19.59

Maximum offering price per share (100/96.50 of $19.59)	$ 20.30
Class B: Net Asset Value and offering price per share ($789,979 ÷ 41,097 shares)A	$ 19.22

Class C: Net Asset Value and offering price per share ($6,798,784 ÷ 354,409 shares)A	$ 19.18

International Small Cap: Net Asset Value, offering price and redemption price per share ($692,769,335 ÷ 34,653,723 shares)	$ 19.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,503,091 ÷ 475,117 shares)	$ 20.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $146,001 earned from other affiliated issuers)		$ 14,934,160
Interest		35,091
Income from Fidelity Central Funds (including $1,033,335 from security lending)		1,060,526
Income before foreign taxes withheld		16,029,777
Less foreign taxes withheld		(830,680)
Total income		15,199,097

Expenses
Management fee Basic fee	$ 6,793,958
Performance adjustment	794,505
Transfer agent fees	2,203,397
Distribution and service plan fees	185,199
Accounting and security lending fees	390,539
Custodian fees and expenses	266,235
Independent trustees' compensation	5,334
Registration fees	89,380
Audit	149,081
Legal	4,272
Miscellaneous	10,991
Total expenses before reductions	10,892,891
Expense reductions	(204,895)	10,687,996
Net investment income (loss)		4,511,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,323)	(4,623,160)
Foreign currency transactions	(136,906)
Futures contracts	617,111
Total net realized gain (loss)		(4,142,955)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $187,847)	42,478,383
Assets and liabilities in foreign currencies	(17,086)
Futures contracts	113,279
Total change in net unrealized appreciation (depreciation)		42,574,576
Net gain (loss)		38,431,621
Net increase (decrease) in net assets resulting from operations		$ 42,942,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,511,101	$ 8,017,121
Net realized gain (loss)	(4,142,955)	35,260,441
Change in net unrealized appreciation (depreciation)	42,574,576	(96,830,627)
Net increase (decrease) in net assets resulting from operations	42,942,722	(53,553,065)
Distributions to shareholders from net investment income	(8,016,423)	(2,430,566)
Distributions to shareholders from net realized gain	(12,577,679)	(28,246,937)
Total distributions	(20,594,102)	(30,677,503)
Share transactions - net increase (decrease)	(204,187,386)	129,451,482
Redemption fees	102,611	283,575
Total increase (decrease) in net assets	(181,736,155)	45,504,489

Net Assets
Beginning of period	914,984,155	869,479,666
End of period (including undistributed net investment income of $4,511,102 and undistributed net investment income of $8,017,124, respectively)	$ 733,248,000	$ 914,984,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 20.42	$ 17.28	$ 11.91	$ 31.14
Income from Investment Operations
Net investment income (loss) C	.06	.10	.03	.06	- H
Net realized and unrealized gain (loss)	1.09	(.88)	3.51	5.31	(14.03)
Total from investment operations	1.15	(.78)	3.54	5.37	(14.03)
Distributions from net investment income	(.11)	(.02)	(.06)	-	(.03)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.38)	(.68)	(.40)	-	(5.20) I
Redemption fees added to paid in capital C	- H	.01	- H	- H	- H
Net asset value, end of period	$ 19.74	$ 18.97	$ 20.42	$ 17.28	$ 11.91
Total Return A,B	6.28%	(4.00)%	20.85%	45.09%	(53.35)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.63%	1.56%	1.71%	1.75%	1.82%
Expenses net of fee waivers, if any	1.63%	1.55%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.54%	1.63%	1.62%	1.60%
Net investment income (loss)	.32%	.49%	.16%	.41%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,125	$ 17,185	$ 19,720	$ 17,590	$ 13,561
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 20.23	$ 17.14	$ 11.84	$ 30.96
Income from Investment Operations
Net investment income (loss) C	.01	.05	(.02)	.02	(.05)
Net realized and unrealized gain (loss)	1.08	(.86)	3.47	5.28	(13.95)
Total from investment operations	1.09	(.81)	3.45	5.30	(14.00)
Distributions from net investment income	(.03)	-	(.02)	-	-
Distributions from net realized gain	(.27)	(.63)	(.34)	-	(5.12)
Total distributions	(.30)	(.63)	(.36)	-	(5.12)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.59	$ 18.80	$ 20.23	$ 17.14	$ 11.84
Total Return A,B	5.97%	(4.18)%	20.46%	44.76%	(53.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.88%	1.82%	1.97%	2.00%	2.07%
Expenses net of fee waivers, if any	1.88%	1.81%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.85%	1.79%	1.88%	1.86%	1.86%
Net investment income (loss)	.07%	.24%	(.09)%	.16%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,262	$ 13,744	$ 16,092	$ 15,760	$ 13,493
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 19.79	$ 16.78	$ 11.65	$ 30.49
Income from Investment Operations
Net investment income (loss) C	(.08)	(.05)	(.10)	(.04)	(.16)
Net realized and unrealized gain (loss)	1.07	(.85)	3.39	5.17	(13.73)
Total from investment operations	.99	(.90)	3.29	5.13	(13.89)
Distributions from net realized gain	(.15)	(.52)	(.28)	-	(4.95)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.22	$ 18.38	$ 19.79	$ 16.78	$ 11.65
Total Return A,B	5.45%	(4.68)%	19.90%	44.03%	(53.68)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.32%	2.47%	2.49%	2.58%
Expenses net of fee waivers, if any	2.38%	2.30%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.29%	2.38%	2.36%	2.36%
Net investment income (loss)	(.43)%	(.26)%	(.59)%	(.33)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 790	$ 2,067	$ 3,457	$ 3,601	$ 3,230
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 19.85	$ 16.85	$ 11.70	$ 30.62
Income from Investment Operations
Net investment income (loss) C	(.08)	(.04)	(.10)	(.04)	(.16)
Net realized and unrealized gain (loss)	1.07	(.85)	3.40	5.19	(13.78)
Total from investment operations	.99	(.89)	3.30	5.15	(13.94)
Distributions from net realized gain	(.19)	(.59)	(.30)	-	(4.98)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.18	$ 18.38	$ 19.85	$ 16.85	$ 11.70
Total Return A,B	5.46%	(4.64)%	19.86%	44.02%	(53.67)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.27%	2.42%	2.49%	2.57%
Expenses net of fee waivers, if any	2.38%	2.26%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.24%	2.37%	2.36%	2.36%
Net investment income (loss)	(.43)%	(.21)%	(.59)%	(.33)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,799	$ 9,545	$ 13,501	$ 5,814	$ 5,658
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.23	$ 20.66	$ 17.48	$ 12.03	$ 31.44
Income from Investment Operations
Net investment income (loss) B	.11	.17	.07	.08	.03
Net realized and unrealized gain (loss)	1.10	(.89)	3.53	5.37	(14.14)
Total from investment operations	1.21	(.72)	3.60	5.45	(14.11)
Distributions from net investment income	(.18)	(.06)	(.08)	-	(.12)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.45)	(.72)	(.42)	-	(5.30)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 19.99	$ 19.23	$ 20.66	$ 17.48	$ 12.03
Total Return A	6.55%	(3.65)%	21.02%	45.30%	(53.25)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.35%	1.26%	1.44%	1.48%	1.49%
Expenses net of fee waivers, if any	1.35%	1.25%	1.44%	1.48%	1.49%
Expenses net of all reductions	1.33%	1.23%	1.42%	1.44%	1.44%
Net investment income (loss)	.59%	.80%	.37%	.58%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 692,769	$ 856,692	$ 808,478	$ 669,035	$ 536,291
Portfolio turnover rate D	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 20.66	$ 17.47	$ 12.01	$ 31.38
Income from Investment Operations
Net investment income (loss) B	.13	.18	.09	.09	.05
Net realized and unrealized gain (loss)	1.10	(.89)	3.53	5.37	(14.12)
Total from investment operations	1.23	(.71)	3.62	5.46	(14.07)
Distributions from net investment income	(.20)	(.06)	(.09)	-	(.12)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.47)	(.72)	(.43)	-	(5.30)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 20.00	$ 19.24	$ 20.66	$ 17.47	$ 12.01
Total Return A	6.65%	(3.62)%	21.15%	45.46%	(53.22)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.25%	1.22%	1.34%	1.45%	1.49%
Expenses net of fee waivers, if any	1.25%	1.21%	1.34%	1.40%	1.40%
Expenses net of all reductions	1.22%	1.19%	1.31%	1.37%	1.35%
Net investment income (loss)	.70%	.84%	.47%	.66%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,503	$ 15,752	$ 8,231	$ 2,696	$ 2,217
Portfolio turnover rate D	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/12	Valuation Technique (s)	Unobservable Input	Range	Weighted Average
Common Stocks	$ 15,707,639	Expected distribution	Recovery rate	0%	0%
		Market comparable	Discount for lack of marketability	10% - 50%	35.57%
			EV/NOPAT multiple	12.3	12.3
			Transaction price	$ .045 - $2.6	$ 1.06
Corporate Bonds	$ 1,400,000	Market comparable	Transaction price	$ 100	$ 100

For the unobservable inputs listed in the table above, a significant increase in discount for lack of marketability could result in a significant decrease to the fair value measurement. A significant increase in recovery rates, EV/NOPAT multiples or transaction price could result in a significant increase to the fair value measurement.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	127,681,860
Gross unrealized depreciation	(104,609,169)
Net unrealized appreciation (depreciation) on securities and other investments	$ 23,072,691

Tax Cost	$ 753,075,421

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,278,609
Capital loss carryforward	$ (82,903,626)
Net unrealized appreciation (depreciation)	$ 23,049,729

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (65,361,612)
No expiration
Short-term	(13,191,063)
Long-term	(4,350,951)
Total no expiration	(17,542,014)
Total capital loss carryforward	$ (82,903,626)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 20,594,102	$ 30,677,503

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period.

During the period the Fund recognized net realized gain (loss) of $617,111 and a change in net unrealized appreciation (depreciation) of $113,279 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $526,733,625 and $758,337,261, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,801	$ 382
Class T	.25%	.25%	53,002	142
Class B	.75%	.25%	12,735	9,557
Class C	.75%	.25%	81,661	5,650
			$ 185,199	$ 15,731

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,719
Class T	1,996
Class B*	272
Class C*	1,068
$ 8,055

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,432.30
Class T	32,311.31
Class B	3,797.30
Class C	24,474.30
International Small Cap	2,079,534.28
Institutional Class	17,849.17
	$ 2,203,397

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $572 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,240 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $32,573 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $204,895 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 98,060	$ 15,709
Class T	18,440	-
International Small Cap	7,747,338	2,403,692
Institutional Class	152,585	11,165
Total	$ 8,016,423	$ 2,430,566

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 246,964	$ 648,961
Class T	172,958	496,268
Class B	15,448	87,007
Class C	91,928	402,241
International Small Cap	11,838,630	26,480,677
Institutional Class	211,751	131,783
Total	$ 12,577,679	$ 28,246,937

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	190,464	472,219	$ 3,581,689	$ 10,051,889
Reinvestment of distributions	18,159	30,361	323,949	616,326
Shares redeemed	(398,912)	(562,759)	(7,484,565)	(11,902,630)
Net increase (decrease)	(190,289)	(60,179)	$ (3,578,927)	$ (1,234,415)
Class T
Shares sold	67,193	237,757	$ 1,245,760	$ 5,055,416
Reinvestment of distributions	10,478	24,155	185,991	486,714
Shares redeemed	(336,074)	(326,059)	(6,220,818)	(6,629,520)
Net increase (decrease)	(258,403)	(64,147)	$ (4,789,067)	$ (1,087,390)
Class B
Shares sold	1,171	21,873	$ 21,568	$ 464,854
Reinvestment of distributions	825	4,142	14,430	81,975
Shares redeemed	(73,396)	(88,228)	(1,354,968)	(1,778,852)
Net increase (decrease)	(71,400)	(62,213)	$ (1,318,970)	$ (1,232,023)
Class C
Shares sold	95,047	128,685	$ 1,772,779	$ 2,661,361
Reinvestment of distributions	4,830	19,105	84,289	378,079
Shares redeemed	(264,717)	(308,659)	(4,745,500)	(6,253,765)
Net increase (decrease)	(164,840)	(160,869)	$ (2,888,432)	$ (3,214,325)
International Small Cap
Shares sold	4,700,621	17,502,789	$ 88,441,440	$ 375,309,666
Reinvestment of distributions	1,033,828	1,321,812	18,629,579	27,110,370
Shares redeemed	(15,631,544)	(13,398,001)	(292,428,231)	(275,580,654)
Net increase (decrease)	(9,897,095)	5,426,600	$ (185,357,212)	$ 126,839,382

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Institutional Class
Shares sold	199,584	798,910	$ 3,790,776	$ 17,190,303
Reinvestment of distributions	15,793	5,609	284,438	115,044
Shares redeemed	(559,093)	(384,085)	(10,329,992)	(7,925,094)
Net increase (decrease)	(343,716)	420,434	$ (6,254,778)	$ 9,380,253

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.164	$0.327

Institutional Class designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 65% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/2011	$0.255	$0.0215

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISCI-UANN-1212
1.793572.109

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	4	How the fund has done over time.
Management's Discussion of Fund Performance	5	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	48
Trustees and Officers	49
Distributions	61
Board Approval of Investment Advisory Contracts and Management Fees	62

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Fund	6.55%	-3.34%	14.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity® International Small Cap Fund: For the year, the fund's Retail Class shares returned 6.55%, topping the 5.99% gain of the MSCI® EAFE® Small Cap Index. Stock selection in the Netherlands and France aided relative performance, while our choices in the U.K., Australia and Singapore hampered results. The Europe/Middle East/Africa subportfolio handily outperformed its benchmark's low double-digit gain. One key contributor was crude oil exploration and production holding Amerisur Resources, while performance was hampered by London Mining, an iron ore and coal developer. The Asia-Pacific ex Japan subportfolio fell short of its benchmark's modest gain. An out-of-benchmark stake in Singapore-based consumer electronics retailer Pertama Holdings, the subportfolio's largest position during the period, detracted. Performance was aided by Toyo-Thai, a Thailand-based construction and engineering firm. The Japanese subportfolio outpaced its benchmark, which declined slightly. A sizable overweighting in Pigeon, a leading producer and retailer of infant products, helped, while a large non-benchmark stake in online social gaming company GREE fared poorly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.64%
Actual		$ 1,000.00	$ 988.50	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class T	1.89%
Actual		$ 1,000.00	$ 987.40	$ 9.44
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.58
Class B	2.37%
Actual		$ 1,000.00	$ 985.10	$ 11.83
HypotheticalA		$ 1,000.00	$ 1,013.22	$ 11.99
Class C	2.39%
Actual		$ 1,000.00	$ 985.10	$ 11.93
HypotheticalA		$ 1,000.00	$ 1,013.12	$ 12.09
International Small Cap	1.37%
Actual		$ 1,000.00	$ 990.10	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.95
Institutional Class	1.24%
Actual		$ 1,000.00	$ 990.60	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan 26.4%
United Kingdom 20.6%
Germany 7.6%
Australia 6.0%
France 4.2%
United States of America 3.8%
Cayman Islands 3.4%
Singapore 2.9%
Ireland 2.6%
Other 22.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan 27.2%
United Kingdom 19.8%
Germany 9.0%
Australia 6.1%
France 4.4%
United States of America 3.2%
Cayman Islands 3.2%
Ireland 2.9%
Bermuda 2.8%
Other 21.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.2	97.4
Bonds	0.2	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.6	2.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nintendo Co. Ltd. (Japan, Software)	2.2	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.8	2.0
Pigeon Corp. (Japan, Household Products)	1.8	1.3
Kakaku.com, Inc. (Japan, Internet Software & Services)	1.6	1.4
Eurofins Scientific SA (France, Life Sciences Tools & Services)	1.3	0.8
Pertama Holdings Ltd. (Singapore, Specialty Retail)	1.3	1.1
AZ Electronic Materials SA (Luxembourg, Chemicals)	1.1	0.9
Kubota Corp. (Japan, Machinery)	1.1	1.0
IBS Group Holding Ltd. GDR (Reg. S) (Isle of Man, IT Services)	1.0	1.0
Playtech Ltd. (Isle of Man, Software)	1.0	0.8
	14.2
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.5	19.0
Information Technology	19.5	17.8
Industrials	13.4	14.8
Financials	11.9	11.3
Materials	10.3	13.2
Health Care	9.7	9.3
Energy	7.3	7.9
Consumer Staples	3.9	2.2
Telecommunication Services	0.6	1.1
Utilities	0.3	0.3

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Australia - 6.0%
Acrux Ltd.	381,062	$ 1,281,619
Alkane Resources Ltd.	823,400	726,521
Ausgold Ltd. (a)	1,195,693	198,590
Austal Ltd.	508,767	646,954
Beach Energy Ltd.	1,188,831	1,703,011
Berkeley Resources Ltd. (a)	739,724	360,899
Carsales.com Ltd. (d)	338,881	2,624,245
Challenger Ltd.	360,905	1,210,079
Clinuvel Pharmaceuticals Ltd. (a)	143,106	240,653
Dart Energy Ltd. (a)	2,059,222	363,388
Goodman Group unit	253,653	1,166,439
Iluka Resources Ltd.	80,327	827,164
Independence Group NL	189,529	784,995
iProperty Group Ltd. (a)	322,458	307,949
Karoon Gas Australia Ltd. (a)	467,228	2,706,334
Linc Energy Ltd. (a)(d)	508,182	290,135
Maverick Drilling & Exploration Ltd. (a)(d)	781,710	839,855
Medusa Mining Ltd.	198,265	1,255,435
Mesoblast Ltd. (a)(d)	175,066	1,048,566
Mineral Deposits Ltd. (a)	856,877	4,358,458
Monto Minerals Ltd. (a)	273,551	1,988
Navitas Ltd.	286,457	1,225,110
New Standard Energy Ltd. (a)	816,242	266,900
Panaust Ltd.	388,877	1,344,234
Papillon Resources Ltd. (a)(d)	197,313	377,894
Ramsay Health Care Ltd.	18,317	451,772
realestate.com.au Ltd.	61,870	1,107,867
SAI Global Ltd.	316,231	1,332,750
SEEK Ltd.	522,733	3,630,148
Silver Lake Resources Ltd. (a)(d)	211,056	768,994
Sino Gas & Energy Ltd. (a)	8,152,205	634,680
SomnoMed Ltd. (a)	531,849	455,471
Spark Infrastructure Group unit	1,255,671	2,202,829
Starpharma Holdings Ltd. (a)	795,432	1,341,760
Sydney Airport unit	156,262	549,884
Tiger Resources Ltd. (a)	11,335,520	3,647,719
Tissue Therapies Ltd. (a)	819,448	314,732
Troy Resources NL	258,575	1,186,389
Universal Biosensors, Inc. (a)	343,694	328,230
TOTAL AUSTRALIA		44,110,640
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 1.1%
Informa PLC	854,423	$ 5,518,058
LXB Retail Properties PLC (a)	1,387,800	2,575,497
TOTAL BAILIWICK OF JERSEY		8,093,555
Belgium - 0.7%
EVS Broadcast Equipment SA	92,900	5,383,636
Bermuda - 2.2%
Asia Satellite Telecommunications Holdings Ltd.	271,000	863,698
Biosensors International Group Ltd. (a)	1,422,000	1,264,855
China Animal Healthcare Ltd.	2,129,000	453,796
China Singyes Solar Tech Holdings Ltd.	981,600	581,357
I.T Ltd.	1,552,000	616,791
Imagi International Holdings Ltd. (a)	26,792,000	383,728
Luk Fook Holdings International Ltd.	612,000	1,538,282
Oakley Capital Investments Ltd. (a)	1,518,300	3,319,962
PAX Global Technology Ltd. (a)	1,769,000	314,994
Petra Diamonds Ltd. (a)	1,478,632	2,374,212
REXLot Holdings Ltd.	11,800,000	852,640
Vostok Nafta Investment Ltd. SDR	818,000	2,022,524
Vtech Holdings Ltd.	126,000	1,496,545
TOTAL BERMUDA		16,083,384
Brazil - 0.6%
Alpargatas SA (PN)	553,200	4,189,073
British Virgin Islands - 0.0%
Kalahari Energy (a)(f)	1,451,000	15
Canada - 1.4%
AirSea Lines (a)(f)	1,893,338	25
Banro Corp. (a)	976,700	4,518,001
Mood Media Corp. (a)	175,300	410,715
Mood Media Corp. (United Kingdom) (a)	1,139,822	2,667,112
Rock Well Petroleum, Inc. (a)(f)	770,400	8
Teranga Gold Corp. (a)	1,272,499	2,726,556
TOTAL CANADA		10,322,417
Cayman Islands - 3.4%
21Vianet Group, Inc. ADR (a)	42,300	468,684
3SBio, Inc. sponsored ADR (a)	39,000	522,990
51job, Inc. sponsored ADR (a)	19,200	902,976
AirMedia Group, Inc. ADR (a)	272,500	618,575
Airtac International Group	106,000	497,159
AMVIG Holdings Ltd.	764,000	226,734
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
AutoNavi Holdings Ltd. ADR (a)	34,300	$ 368,039
Baidu.com, Inc. sponsored ADR (a)	6,000	639,720
Bitauto Holdings Ltd. ADR (a)	82,500	415,800
Changshouhua Food Co. Ltd.	872,000	450,062
China Automation Group Ltd.	1,872,000	444,446
China High Precision Automation Group Ltd.	712,000	102,527
China Lodging Group Ltd. ADR (a)(d)	26,500	451,030
China Medical System Holdings Ltd.	1,255,000	723,847
China Metal International Holdings, Inc.	2,522,000	439,313
China Metal Recycling (Holdings) Ltd.	436,800	436,797
China Outfitters Holdings Ltd.	1,888,000	321,567
China Tianyi Holdings Ltd. (a)	2,492,000	360,132
China ZhengTong Auto Services Holdings Ltd. (a)	472,000	319,740
CNinsure, Inc. ADR (a)	31,900	187,572
Convenience Retail Asia Ltd.	700,000	437,158
EVA Precision Industrial Holdings Ltd.	9,338,000	988,014
Fook Woo Group Holdings Ltd. (a)	2,055,000	181,634
Greatview Aseptic Pack Co. Ltd.	1,196,000	626,546
Haitian International Holdings Ltd.	338,000	417,373
Hop Hing Group Holdings Ltd. (a)	7,392,000	362,444
Hutchison China Meditech Ltd. (a)	77,117	555,658
Kingdee International Software Group Co. Ltd. (a)	1,178,400	244,802
KongZhong Corp. sponsored ADR (a)	56,200	331,018
Lee's Pharmaceutical Holdings Ltd.	1,085,000	664,996
Marwyn Value Investors II Ltd. (a)	1,875,100	3,820,253
Ming Fai International Holdings Ltd.	9,133,000	824,911
Perfect World Co. Ltd. sponsored ADR Class B	34,900	370,987
Royale Furniture Holdings Ltd.	6,740,958	565,367
Shenguan Holdings Group Ltd.	3,154,000	1,737,741
SINA Corp. (a)	5,000	273,150
Sino Prosper State Gold Resources Holdings, Ltd. (a)	7,495,000	333,646
Sitoy Group Holdings Ltd.	219,000	126,878
SouFun Holdings Ltd. ADR (d)	51,000	921,570
Trauson Holdings Co. Ltd.	1,237,000	646,428
VanceInfo Technologies, Inc. ADR (a)	38,100	290,322
VisionChina Media, Inc. ADR (a)(d)	172,100	37,862
VST Holdings Ltd.	1,858,000	326,047
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	42,300	600,237
Yip's Chemical Holdings Ltd.	592,000	399,502
TOTAL CAYMAN ISLANDS		24,982,254
Common Stocks - continued
	Shares	Value
China - 0.1%
NQ Mobile, Inc. ADR (a)(d)	33,300	$ 231,768
Travelsky Technology Ltd. (H Shares)	877,000	452,642
TOTAL CHINA		684,410
Cyprus - 0.6%
Buried Hill Energy (Cyprus) PCL (a)(f)	1,947,000	4,380,750
France - 4.2%
Altamir Amboise	531,000	4,762,729
ALTEN	118,100	3,714,373
Audika SA	113,900	1,353,781
Axway Software SA	4,544	71,089
Eurofins Scientific SA	63,899	9,880,747
Ipsos SA	124,772	4,384,317
Sartorius Stedim Biotech	51,600	4,662,967
Sopra Group SA	39,300	1,854,678
TOTAL FRANCE		30,684,681
Germany - 7.6%
Bertrandt AG	64,300	5,379,755
Brenntag AG	40,600	5,117,128
CENTROTEC Sustainable AG	231,049	4,168,680
CTS Eventim AG	193,820	5,752,933
GFK AG	142,601	6,493,158
Lanxess AG	70,485	5,822,318
MTU Aero Engines Holdings AG	67,300	5,650,817
Rational AG	15,520	3,924,680
RIB Software AG	379,800	2,358,011
Stroer Out-of-Home Media AG (a)	14,753	130,030
United Internet AG	200,152	4,004,256
Wirecard AG	289,100	6,606,260
TOTAL GERMANY		55,408,026
Hong Kong - 0.8%
Dah Sing Financial Holdings Ltd.	164,261	631,606
Guotai Junan International Holdings Ltd.	1,331,000	395,004
Magnificent Estates Ltd.	29,588,000	1,431,668
Singamas Container Holdings Ltd.	3,164,000	800,181
Techtronic Industries Co. Ltd.	1,053,500	2,006,395
YGM Trading Ltd.	152,000	365,190
TOTAL HONG KONG		5,630,044
Common Stocks - continued
	Shares	Value
Iceland - 0.5%
Ossur hf (a)	2,571,700	$ 3,395,957
India - 1.2%
Ahluwalia Contracts (India) Ltd.	230,314	172,077
Britannia Industries Ltd. (a)	31,695	284,904
Educomp Solutions Ltd.	44,518	121,999
Financial Technologies India Ltd.	23,352	431,972
Geodesic Ltd.	256,340	189,140
Manappuram General Finance & Leasing Ltd.	367,032	251,373
MT Educare Ltd.	146,984	285,472
Page Industries Ltd.	87,661	5,462,255
PI Industries Ltd.	37,878	351,993
Shriram City Union Finance Ltd. (a)	739	10,725
Thangamayil Jewellery Ltd.	253,192	1,178,316
WABCO India Ltd.	10,191	303,779
TOTAL INDIA		9,044,005
Indonesia - 1.0%
PT Clipan Finance Indonesia Tbk	13,895,400	578,671
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	12,320
PT Mayora Indah Tbk	352,000	866,712
PT Media Nusantara Citra Tbk	8,838,500	2,599,548
PT Mitra Adiperkasa Tbk	588,000	400,977
PT MNC Sky Vision Tbk	1,805,500	408,844
PT Nippon Indosari Corpindo Tbk	1,225,000	765,223
PT Pembangunan Perumahan Persero Tbk	4,982,500	399,428
PT Tiga Pilar Sejahtera Food Tbk	5,685,000	532,689
PT Tower Bersama Infrastructure Tbk (a)	1,383,000	719,934
TOTAL INDONESIA		7,284,346
Ireland - 2.6%
Glanbia PLC	281,700	2,672,718
Kenmare Resources PLC (a)	11,137,400	7,083,151
Paddy Power PLC (Ireland)	88,784	6,552,506
Petroceltic International PLC (a)	22,766,000	2,531,292
TOTAL IRELAND		18,839,667
Isle of Man - 2.4%
Exillon Energy PLC (a)	1,067,800	2,683,825
IBS Group Holding Ltd. GDR (Reg. S) (a)	336,400	7,586,833
Playtech Ltd.	1,083,636	7,407,568
TOTAL ISLE OF MAN		17,678,226
Common Stocks - continued
	Shares	Value
Israel - 0.1%
Sarin Technologies Ltd.	957,750	$ 773,392
Italy - 1.1%
Brunello Cucinelli SpA (d)	172,000	3,043,101
Salvatore Ferragamo Italia SpA (d)	244,915	4,974,388
TOTAL ITALY		8,017,489
Japan - 26.4%
ACOM Co. Ltd. (a)	60,890	1,797,792
Aeon Credit Service Co. Ltd.	344,600	7,312,444
Aeon Mall Co. Ltd.	45,300	1,175,201
Ajinomoto Co., Inc.	125,000	1,908,744
ARNEST ONE Corp.	39,700	589,309
Asahi Holdings, Inc.	65,300	1,101,012
ASAHI INTECC Co. Ltd. (d)	109,500	3,249,474
Avex Group Holdings, Inc.	118,100	2,334,483
CAC Corp.	44,800	377,121
Chiyoda Co. Ltd.	66,700	1,908,340
Citizen Holdings Co. Ltd.	692,900	3,515,276
CyberAgent, Inc. (d)	3,280	6,557,535
DeNA Co. Ltd. (d)	107,500	3,354,409
Enigmo, Inc.	25,300	2,383,264
Fields Corp.	72,300	1,039,714
Fuji Corp.	35,700	522,777
Fuji Spinning Co. Ltd.	679,000	2,806,840
GMO Internet, Inc.	191,800	1,340,654
GOLDWIN, Inc. (d)	204,000	1,249,605
GREE, Inc. (d)	170,100	2,966,043
Hajime Construction Co. Ltd.	52,500	1,653,326
Hitachi Chemical Co. Ltd.	182,500	2,571,871
Hitachi Metals Ltd.	339,000	3,172,153
Hitachi Transport System Ltd.	97,000	1,454,453
Honda Motor Co. Ltd.	181,900	5,468,505
Hoshizaki Electric Co. Ltd.	128,800	3,505,980
Iida Home Max Co., Ltd.	125,000	1,102,342
ITC Networks Corp.	27,300	218,865
Iwatsuka Confectionary Co. Ltd.	11,600	434,183
JSP Corp.	59,400	767,892
K'S Denki Corp. (d)	52,300	1,400,039
Kakaku.com, Inc. (d)	338,200	11,586,834
Kao Corp.	35,000	982,964
KAWAI Musical Instruments Manufacturing Co. Ltd.	693,000	1,449,718
Kitz Corp.	44,900	189,544
Common Stocks - continued
	Shares	Value
Japan - continued
Kobe Bussan Co. Ltd.	7,300	$ 191,942
Koshidaka Holdings Co. Ltd.	41,900	1,149,455
Kubota Corp.	761,000	7,778,730
Makita Corp.	92,500	3,655,737
Maruwa Ceramic Co. Ltd. (d)	9,900	291,432
Megachips Corp.	88,200	1,968,839
Mitsubishi Gas Chemical Co., Inc.	9,000	44,419
Mizuho Financial Group, Inc.	302,700	473,629
Nichias Corp. (d)	417,000	2,042,428
Nikkiso Co. Ltd.	525,000	6,254,228
Nintendo Co. Ltd.	127,900	16,470,142
Nippon Seiki Co. Ltd.	33,000	317,061
Nitta Corp.	153,100	2,355,090
Nitta Gelatin, Inc.	116,400	944,848
NSD Co. Ltd.	24,900	238,301
Olympus Corp. (a)(d)	204,500	3,571,001
Origin Electric Co. Ltd.	332,000	1,285,081
ORIX Corp.	130,390	13,393,436
Pacific Metals Co. Ltd.	166,000	563,522
Pal Co. Ltd.	35,250	1,799,371
Pigeon Corp.	284,300	13,105,649
Rohto Pharmaceutical Co. Ltd.	176,000	2,429,563
Round One Corp.	62,800	317,815
Ryohin Keikaku Co. Ltd.	5,800	384,342
Sawada Holdings Co. Ltd. (a)	271,700	1,494,129
Seven & i Holdings Co., Ltd.	6,800	209,716
Shimadzu Corp.	293,000	1,970,951
SHIMANO, Inc.	11,600	730,903
Shin-Etsu Chemical Co., Ltd.	3,300	186,020
Shinko Kogyo Co. Ltd.	239,200	1,246,489
Shinko Shoji Co. Ltd.	2,800	24,237
Sosei Group Corp. (a)	1,170	3,231,680
Stanley Electric Co. Ltd.	245,000	3,375,924
STELLA CHEMIFA Corp.	9,700	182,262
Sugi Holdings Co. Ltd.	600	21,684
Sumitomo Chemical Co. Ltd.	68,000	190,805
Sumitomo Metal Mining Co. Ltd.	88,000	1,158,562
Sysmex Corp.	500	23,519
Taiheiyo Cement Corp.	345,000	734,686
Takara Leben Co. Ltd.	445,200	4,768,207
Toho Real Estate Co. Ltd.	3,000	16,385
Tokyu Land Corp.	85,000	477,014
Common Stocks - continued
	Shares	Value
Japan - continued
Topcon Corp. (d)	421,500	$ 1,995,829
Toyo Engineering Corp.	713,000	2,947,388
Toyo Kanetsu KK	398,000	772,767
Tsukui Corp.	26,500	615,777
Uchiyama Holdings Co. Ltd.	7,100	129,851
Unicharm Corp.	1,700	91,995
WebCrew, Inc.	90,300	565,577
West Holdings Corp. (d)	10,700	135,911
Yamato Kogyo Co. Ltd.	40,200	1,128,501
Yamaya Corp.	44,700	641,691
TOTAL JAPAN		193,543,227
Korea (South) - 0.5%
Daou Technology, Inc.	87,960	1,250,440
Genic Co. Ltd. (a)	9,627	523,590
Korea Plant Service & Engineering Co. Ltd.	12,424	683,689
SBS Contents Hub Co. Ltd.	35,022	525,176
Soulbrain Co. Ltd.	11,656	469,310
TOTAL KOREA (SOUTH)		3,452,205
Luxembourg - 1.1%
AZ Electronic Materials SA	1,467,500	8,395,191
Malaysia - 0.1%
JobStreet Corp. Bhd	1,223,100	915,518
Netherlands - 1.3%
Gemalto NV	81,831	7,384,263
Ichor Coal NV (a)	355,000	1,932,560
TOTAL NETHERLANDS		9,316,823
Norway - 2.2%
Aker Solutions ASA	357,100	7,015,102
Schibsted ASA (B Shares)	195,600	7,324,750
Sevan Drilling ASA (a)(d)	2,185,100	1,694,025
TOTAL NORWAY		16,033,877
Singapore - 2.9%
Amtek Engineering Ltd.	2,949,000	1,450,566
CSE Global Ltd.	1,069,000	758,063
First Resources Ltd.	71,000	119,323
Goodpack Ltd.	1,220,000	1,940,318
Mapletree Industrial (REIT)	1,424,000	1,634,366
OSIM International Ltd.	1,092,000	1,454,747
Common Stocks - continued
	Shares	Value
Singapore - continued
Pertama Holdings Ltd. (e)	23,060,000	$ 9,679,226
Petra Foods Ltd.	370,000	794,720
Phorm Corp. Ltd. (a)	1,308,800	1,520,695
Raffles Medical Group Ltd.	368,205	739,549
Sino Grandness Food Industry Group Ltd. (a)	310,000	121,987
Venture Corp. Ltd.	212,000	1,329,562
TOTAL SINGAPORE		21,543,122
South Africa - 0.3%
Blue Label Telecoms Ltd.	3,094,900	2,405,774
Sweden - 0.9%
Avanza Bank Holding AB	162,600	3,192,970
Elekta AB (B Shares)	266,400	3,795,444
TOTAL SWEDEN		6,988,414
Switzerland - 1.3%
Sika AG (Bearer)	1,610	3,358,993
VZ Holding AG	51,930	6,189,445
TOTAL SWITZERLAND		9,548,438
Taiwan - 0.2%
Pacific Hospital Supply Co. Ltd.	114,400	333,291
Tong Hsing Electronics Industries Ltd.	158,721	551,530
Topoint Technology Co. Ltd.	571,927	322,088
TOTAL TAIWAN		1,206,909
Thailand - 0.6%
Toyo-Thai Corp. PCL	5,276,700	4,688,297
United Kingdom - 20.6%
Aberdeen Asset Management PLC	1,183,800	6,199,109
Amerisur Resources PLC (a)(d)	7,753,224	5,880,530
Ashmore Group PLC	897,400	5,267,028
ASOS PLC (a)(d)	188,176	6,847,736
Avanti Communications Group PLC (a)(d)	659,800	2,842,889
Aveva Group PLC	186,000	5,973,134
Bond International Software PLC	843,266	700,823
Brammer PLC	1,267,600	4,914,529
Central Asia Metals PLC (a)	1,336,700	2,113,958
Craneware PLC	791,600	5,528,141
Faroe Petroleum PLC (a)	480,947	1,179,715
Hunting PLC	194,900	2,354,181
IG Group Holdings PLC	719,702	5,057,980
Common Stocks - continued
	Shares	Value
United Kingdom - continued
International Personal Finance PLC	1,298,800	$ 7,272,907
John Wood Group PLC	383,900	5,262,811
Johnson Matthey PLC	106,195	3,854,160
Keronite PLC (a)(f)	13,620,267	220
London Mining PLC (a)(d)	1,460,045	3,593,125
Moneysupermarket.com Group PLC	2,714,800	5,870,551
Monitise PLC (a)	11,841,415	7,070,361
Mothercare PLC	327,400	1,466,148
NCC Group Ltd.	218,315	3,170,753
Ocado Group PLC (a)(d)	1,088,800	1,133,298
Ophir Energy PLC (a)	616,500	5,516,592
Optos PLC (a)	478,181	1,572,267
Pureprofile Media PLC (a)(f)	1,108,572	626,135
Regenersis PLC	1,198,700	2,548,575
Rockhopper Exploration PLC (a)	1,054,900	2,681,193
Salamander Energy PLC (a)	632,400	1,964,531
SDL PLC	448,762	3,841,826
Serco Group PLC	339,746	3,105,922
Silverdell PLC (a)	12,644,400	2,678,143
Sinclair Pharma PLC (a)	4,146,298	1,898,596
Sphere Medical Holding PLC	817,054	955,928
Sportingbet PLC	5,292,800	4,569,572
Sthree PLC	1,031,809	4,999,408
Synergy Health PLC	284,953	4,271,941
Ted Baker PLC	462,675	7,078,164
TMO Renewables Ltd. (a)(f)	1,000,000	403,438
Travis Perkins PLC	313,000	5,455,121
Wolfson Microelectronics PLC (a)	939,800	3,154,533
Zenergy Power PLC (a)	32,776	44,430
TOTAL UNITED KINGDOM		150,920,402
United States of America - 0.2%
CTC Media, Inc.	4,300	36,077
GI Dynamics, Inc. CDI (a)	690,238	429,901
Mudalla Technology, Inc. (Reg. S) (a)	996,527	16
YOU On Demand Holdings, Inc. (a)	86,974	301,800
YOU On Demand Holdings, Inc. (f)	27,500	85,883
Common Stocks - continued
	Shares	Value
United States of America - continued
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(f)	27,500	$ 2,693
Zhongpin, Inc. (a)	40,200	463,104
TOTAL UNITED STATES OF AMERICA		1,319,474
TOTAL COMMON STOCKS (Cost $657,977,485)		705,263,638
Convertible Bonds - 0.2%
Principal Amount
Canada - 0.2%
Griffiths Energy International, Inc. 12% 9/1/17 (f) (Cost $1,400,000)	$ 1,400,000	1,400,000
Money Market Funds - 9.5%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	27,463,856	27,463,856
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	42,020,618	42,020,618
TOTAL MONEY MARKET FUNDS (Cost $69,484,474)		69,484,474
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $728,861,959)		776,148,112
NET OTHER ASSETS (LIABILITIES) - (5.9)%		(42,900,112)
NET ASSETS - 100%		$ 733,248,000
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,899,165 or 0.9% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Griffiths Energy International, Inc. 12% 9/1/17	9/12/12	$ 1,400,000
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
TMO Renewables Ltd.	10/27/05	$ 535,065
YOU On Demand Holdings, Inc.	8/29/12	$ 110,000
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,191
Fidelity Securities Lending Cash Central Fund	1,033,335
Total	$ 1,060,526
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 11,809,703	$ -	$ -	$ 146,001	$ 9,679,226
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,537,049	$ 128,300,726	$ 5,557,081	$ 9,679,242
Consumer Staples	28,905,986	28,905,986	-	-
Energy	53,015,099	48,634,326	-	4,380,773
Financials	87,769,138	87,295,509	473,629	-
Health Care	69,622,651	69,219,213	-	403,438
Industrials	98,004,520	97,822,641	-	181,879
Information Technology	142,870,718	142,142,056	-	728,662
Materials	74,909,127	74,575,481	-	333,646
Telecommunication Services	4,426,521	4,426,521	-	-
Utilities	2,202,829	2,202,829	-	-
Corporate Bonds	1,400,000	-	-	1,400,000
Money Market Funds	69,484,474	69,484,474	-	-
Total Investments in Securities:	$ 776,148,112	$ 753,009,762	$ 6,030,710	$ 17,107,640

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 131,002,515
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 16
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(2,130,470)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	11,809,696
Transfers out of Level 3	-
Ending Balance	$ 9,679,242
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (2,130,470)
Other Investments in Securities
Beginning Balance	$ 8,345,313
Total Realized Gain (Loss)	(6,001,770)
Total Unrealized Gain (Loss)	4,079,700
Cost of Purchases	1,400,000
Proceeds of Sales	(2,051,934)
Amortization/Accretion	-
Transfers in to Level 3	1,657,089
Transfers out of Level 3	-
Ending Balance	$ 7,428,398
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (2,023,569)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $39,538,303) - See accompanying schedule: Unaffiliated issuers (cost $652,965,199)	$ 696,984,412
Fidelity Central Funds (cost $69,484,474)	69,484,474
Other affiliated issuers (cost $6,412,286)	9,679,226
Total Investments (cost $728,861,959)		$ 776,148,112
Foreign currency held at value (cost $33,857)		33,838
Receivable for investments sold		2,827,704
Receivable for fund shares sold		709,719
Dividends receivable		1,714,617
Interest receivable		22,702
Distributions receivable from Fidelity Central Funds		108,952
Other receivables		50,490
Total assets		781,616,134

Liabilities
Payable to custodian bank	$ 400,266
Payable for investments purchased	3,347,180
Payable for fund shares redeemed	1,443,678
Accrued management fee	613,770
Distribution and service plan fees payable	13,250
Other affiliated payables	200,735
Other payables and accrued expenses	328,637
Collateral on securities loaned, at value	42,020,618
Total liabilities		48,368,134

Net Assets		$ 733,248,000
Net Assets consist of:
Paid in capital		$ 777,008,696
Undistributed net investment income		4,511,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(95,349,581)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,077,783
Net Assets		$ 733,248,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,124,535 ÷ 715,414 shares)	$ 19.74

Maximum offering price per share (100/94.25 of $19.74)	$ 20.94
Class T: Net Asset Value and redemption price per share ($9,262,276 ÷ 472,720 shares)	$ 19.59

Maximum offering price per share (100/96.50 of $19.59)	$ 20.30
Class B: Net Asset Value and offering price per share ($789,979 ÷ 41,097 shares)A	$ 19.22

Class C: Net Asset Value and offering price per share ($6,798,784 ÷ 354,409 shares)A	$ 19.18

International Small Cap: Net Asset Value, offering price and redemption price per share ($692,769,335 ÷ 34,653,723 shares)	$ 19.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,503,091 ÷ 475,117 shares)	$ 20.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $146,001 earned from other affiliated issuers)		$ 14,934,160
Interest		35,091
Income from Fidelity Central Funds (including $1,033,335 from security lending)		1,060,526
Income before foreign taxes withheld		16,029,777
Less foreign taxes withheld		(830,680)
Total income		15,199,097

Expenses
Management fee Basic fee	$ 6,793,958
Performance adjustment	794,505
Transfer agent fees	2,203,397
Distribution and service plan fees	185,199
Accounting and security lending fees	390,539
Custodian fees and expenses	266,235
Independent trustees' compensation	5,334
Registration fees	89,380
Audit	149,081
Legal	4,272
Miscellaneous	10,991
Total expenses before reductions	10,892,891
Expense reductions	(204,895)	10,687,996
Net investment income (loss)		4,511,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,323)	(4,623,160)
Foreign currency transactions	(136,906)
Futures contracts	617,111
Total net realized gain (loss)		(4,142,955)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $187,847)	42,478,383
Assets and liabilities in foreign currencies	(17,086)
Futures contracts	113,279
Total change in net unrealized appreciation (depreciation)		42,574,576
Net gain (loss)		38,431,621
Net increase (decrease) in net assets resulting from operations		$ 42,942,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,511,101	$ 8,017,121
Net realized gain (loss)	(4,142,955)	35,260,441
Change in net unrealized appreciation (depreciation)	42,574,576	(96,830,627)
Net increase (decrease) in net assets resulting from operations	42,942,722	(53,553,065)
Distributions to shareholders from net investment income	(8,016,423)	(2,430,566)
Distributions to shareholders from net realized gain	(12,577,679)	(28,246,937)
Total distributions	(20,594,102)	(30,677,503)
Share transactions - net increase (decrease)	(204,187,386)	129,451,482
Redemption fees	102,611	283,575
Total increase (decrease) in net assets	(181,736,155)	45,504,489

Net Assets
Beginning of period	914,984,155	869,479,666
End of period (including undistributed net investment income of $4,511,102 and undistributed net investment income of $8,017,124, respectively)	$ 733,248,000	$ 914,984,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 20.42	$ 17.28	$ 11.91	$ 31.14
Income from Investment Operations
Net investment income (loss) C	.06	.10	.03	.06	- H
Net realized and unrealized gain (loss)	1.09	(.88)	3.51	5.31	(14.03)
Total from investment operations	1.15	(.78)	3.54	5.37	(14.03)
Distributions from net investment income	(.11)	(.02)	(.06)	-	(.03)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.38)	(.68)	(.40)	-	(5.20) I
Redemption fees added to paid in capital C	- H	.01	- H	- H	- H
Net asset value, end of period	$ 19.74	$ 18.97	$ 20.42	$ 17.28	$ 11.91
Total Return A,B	6.28%	(4.00)%	20.85%	45.09%	(53.35)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.63%	1.56%	1.71%	1.75%	1.82%
Expenses net of fee waivers, if any	1.63%	1.55%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.54%	1.63%	1.62%	1.60%
Net investment income (loss)	.32%	.49%	.16%	.41%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,125	$ 17,185	$ 19,720	$ 17,590	$ 13,561
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 20.23	$ 17.14	$ 11.84	$ 30.96
Income from Investment Operations
Net investment income (loss) C	.01	.05	(.02)	.02	(.05)
Net realized and unrealized gain (loss)	1.08	(.86)	3.47	5.28	(13.95)
Total from investment operations	1.09	(.81)	3.45	5.30	(14.00)
Distributions from net investment income	(.03)	-	(.02)	-	-
Distributions from net realized gain	(.27)	(.63)	(.34)	-	(5.12)
Total distributions	(.30)	(.63)	(.36)	-	(5.12)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.59	$ 18.80	$ 20.23	$ 17.14	$ 11.84
Total Return A,B	5.97%	(4.18)%	20.46%	44.76%	(53.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.88%	1.82%	1.97%	2.00%	2.07%
Expenses net of fee waivers, if any	1.88%	1.81%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.85%	1.79%	1.88%	1.86%	1.86%
Net investment income (loss)	.07%	.24%	(.09)%	.16%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,262	$ 13,744	$ 16,092	$ 15,760	$ 13,493
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 19.79	$ 16.78	$ 11.65	$ 30.49
Income from Investment Operations
Net investment income (loss) C	(.08)	(.05)	(.10)	(.04)	(.16)
Net realized and unrealized gain (loss)	1.07	(.85)	3.39	5.17	(13.73)
Total from investment operations	.99	(.90)	3.29	5.13	(13.89)
Distributions from net realized gain	(.15)	(.52)	(.28)	-	(4.95)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.22	$ 18.38	$ 19.79	$ 16.78	$ 11.65
Total Return A,B	5.45%	(4.68)%	19.90%	44.03%	(53.68)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.32%	2.47%	2.49%	2.58%
Expenses net of fee waivers, if any	2.38%	2.30%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.29%	2.38%	2.36%	2.36%
Net investment income (loss)	(.43)%	(.26)%	(.59)%	(.33)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 790	$ 2,067	$ 3,457	$ 3,601	$ 3,230
Portfolio turnover rate E	68%	47%	66%	81%	113%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 19.85	$ 16.85	$ 11.70	$ 30.62
Income from Investment Operations
Net investment income (loss) C	(.08)	(.04)	(.10)	(.04)	(.16)
Net realized and unrealized gain (loss)	1.07	(.85)	3.40	5.19	(13.78)
Total from investment operations	.99	(.89)	3.30	5.15	(13.94)
Distributions from net realized gain	(.19)	(.59)	(.30)	-	(4.98)
Redemption fees added to paid in capital C	- G	.01	- G	- G	- G
Net asset value, end of period	$ 19.18	$ 18.38	$ 19.85	$ 16.85	$ 11.70
Total Return A,B	5.46%	(4.64)%	19.86%	44.02%	(53.67)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.27%	2.42%	2.49%	2.57%
Expenses net of fee waivers, if any	2.38%	2.26%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.24%	2.37%	2.36%	2.36%
Net investment income (loss)	(.43)%	(.21)%	(.59)%	(.33)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,799	$ 9,545	$ 13,501	$ 5,814	$ 5,658
Portfolio turnover rate E	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.23	$ 20.66	$ 17.48	$ 12.03	$ 31.44
Income from Investment Operations
Net investment income (loss) B	.11	.17	.07	.08	.03
Net realized and unrealized gain (loss)	1.10	(.89)	3.53	5.37	(14.14)
Total from investment operations	1.21	(.72)	3.60	5.45	(14.11)
Distributions from net investment income	(.18)	(.06)	(.08)	-	(.12)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.45)	(.72)	(.42)	-	(5.30)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 19.99	$ 19.23	$ 20.66	$ 17.48	$ 12.03
Total Return A	6.55%	(3.65)%	21.02%	45.30%	(53.25)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.35%	1.26%	1.44%	1.48%	1.49%
Expenses net of fee waivers, if any	1.35%	1.25%	1.44%	1.48%	1.49%
Expenses net of all reductions	1.33%	1.23%	1.42%	1.44%	1.44%
Net investment income (loss)	.59%	.80%	.37%	.58%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 692,769	$ 856,692	$ 808,478	$ 669,035	$ 536,291
Portfolio turnover rate D	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 20.66	$ 17.47	$ 12.01	$ 31.38
Income from Investment Operations
Net investment income (loss) B	.13	.18	.09	.09	.05
Net realized and unrealized gain (loss)	1.10	(.89)	3.53	5.37	(14.12)
Total from investment operations	1.23	(.71)	3.62	5.46	(14.07)
Distributions from net investment income	(.20)	(.06)	(.09)	-	(.12)
Distributions from net realized gain	(.27)	(.66)	(.34)	-	(5.18)
Total distributions	(.47)	(.72)	(.43)	-	(5.30)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 20.00	$ 19.24	$ 20.66	$ 17.47	$ 12.01
Total Return A	6.65%	(3.62)%	21.15%	45.46%	(53.22)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.25%	1.22%	1.34%	1.45%	1.49%
Expenses net of fee waivers, if any	1.25%	1.21%	1.34%	1.40%	1.40%
Expenses net of all reductions	1.22%	1.19%	1.31%	1.37%	1.35%
Net investment income (loss)	.70%	.84%	.47%	.66%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,503	$ 15,752	$ 8,231	$ 2,696	$ 2,217
Portfolio turnover rate D	68%	47%	66%	81%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/12	Valuation Technique (s)	Unobservable Input	Range	Weighted Average
Common Stocks	$ 15,707,639	Expected distribution	Recovery rate	0%	0%
		Market comparable	Discount for lack of marketability	10% - 50%	35.57%
			EV/NOPAT multiple	12.3	12.3
			Transaction price	$ .045 - $2.6	$ 1.06
Corporate Bonds	$ 1,400,000	Market comparable	Transaction price	$ 100	$ 100

For the unobservable inputs listed in the table above, a significant increase in discount for lack of marketability could result in a significant decrease to the fair value measurement. A significant increase in recovery rates, EV/NOPAT multiples or transaction price could result in a significant increase to the fair value measurement.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	127,681,860
Gross unrealized depreciation	(104,609,169)
Net unrealized appreciation (depreciation) on securities and other investments	$ 23,072,691

Tax Cost	$ 753,075,421

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,278,609
Capital loss carryforward	$ (82,903,626)
Net unrealized appreciation (depreciation)	$ 23,049,729

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (65,361,612)
No expiration
Short-term	(13,191,063)
Long-term	(4,350,951)
Total no expiration	(17,542,014)
Total capital loss carryforward	$ (82,903,626)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 20,594,102	$ 30,677,503

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period.

During the period the Fund recognized net realized gain (loss) of $617,111 and a change in net unrealized appreciation (depreciation) of $113,279 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $526,733,625 and $758,337,261, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,801	$ 382
Class T	.25%	.25%	53,002	142
Class B	.75%	.25%	12,735	9,557
Class C	.75%	.25%	81,661	5,650
			$ 185,199	$ 15,731

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,719
Class T	1,996
Class B*	272
Class C*	1,068
$ 8,055

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,432.30
Class T	32,311.31
Class B	3,797.30
Class C	24,474.30
International Small Cap	2,079,534.28
Institutional Class	17,849.17
	$ 2,203,397

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $572 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,240 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $32,573 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $204,895 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 98,060	$ 15,709
Class T	18,440	-
International Small Cap	7,747,338	2,403,692
Institutional Class	152,585	11,165
Total	$ 8,016,423	$ 2,430,566

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Class A	$ 246,964	$ 648,961
Class T	172,958	496,268
Class B	15,448	87,007
Class C	91,928	402,241
International Small Cap	11,838,630	26,480,677
Institutional Class	211,751	131,783
Total	$ 12,577,679	$ 28,246,937

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	190,464	472,219	$ 3,581,689	$ 10,051,889
Reinvestment of distributions	18,159	30,361	323,949	616,326
Shares redeemed	(398,912)	(562,759)	(7,484,565)	(11,902,630)
Net increase (decrease)	(190,289)	(60,179)	$ (3,578,927)	$ (1,234,415)
Class T
Shares sold	67,193	237,757	$ 1,245,760	$ 5,055,416
Reinvestment of distributions	10,478	24,155	185,991	486,714
Shares redeemed	(336,074)	(326,059)	(6,220,818)	(6,629,520)
Net increase (decrease)	(258,403)	(64,147)	$ (4,789,067)	$ (1,087,390)
Class B
Shares sold	1,171	21,873	$ 21,568	$ 464,854
Reinvestment of distributions	825	4,142	14,430	81,975
Shares redeemed	(73,396)	(88,228)	(1,354,968)	(1,778,852)
Net increase (decrease)	(71,400)	(62,213)	$ (1,318,970)	$ (1,232,023)
Class C
Shares sold	95,047	128,685	$ 1,772,779	$ 2,661,361
Reinvestment of distributions	4,830	19,105	84,289	378,079
Shares redeemed	(264,717)	(308,659)	(4,745,500)	(6,253,765)
Net increase (decrease)	(164,840)	(160,869)	$ (2,888,432)	$ (3,214,325)
International Small Cap
Shares sold	4,700,621	17,502,789	$ 88,441,440	$ 375,309,666
Reinvestment of distributions	1,033,828	1,321,812	18,629,579	27,110,370
Shares redeemed	(15,631,544)	(13,398,001)	(292,428,231)	(275,580,654)
Net increase (decrease)	(9,897,095)	5,426,600	$ (185,357,212)	$ 126,839,382

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Institutional Class
Shares sold	199,584	798,910	$ 3,790,776	$ 17,190,303
Reinvestment of distributions	15,793	5,609	284,438	115,044
Shares redeemed	(559,093)	(384,085)	(10,329,992)	(7,925,094)
Net increase (decrease)	(343,716)	420,434	$ (6,254,778)	$ 9,380,253

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Fund	12/10/12	12/07/12	$0.136	$0.327

International Small Cap Fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Small Cap Fund designates 67% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Fund	12/05/2011	$0.246	$0.0215

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

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(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

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Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

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www.fidelity.com

ISC-UANN-1212
1.793584.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	4.51%	-6.03%
Class T (incl. 3.50% sales charge)	6.65%	-5.82%
Class B (incl. contingent deferred sales charge) B	5.05%	-5.98%
Class C (incl. contingent deferred sales charge) C	8.98%	-5.64%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Alex Zavratsky, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 10.88%, 10.52%, 10.05% and 9.98%, respectively (excluding sales charges), significantly outpacing the MSCI index. The fund benefited from good security selection in emerging markets - especially Brazil, South Korea and Chile - and Japan. Good positioning in Europe overcame negative stock selection specifically in Germany. An out-of-benchmark allocation to U.S. stocks also added, notably credit card network Visa. Conversely, stock picking in Canada modestly hurt. In sector terms, security selection helped in industrials, as did positioning in materials and health care. The top individual contributor was Belgian brewer Anheuser-Busch InBev, while, in health care, Denmark's Novo Nordisk and Australian biotechnology company CSL added value. Not owning Telefonica, a poor-performing Spanish telecom provider and benchmark component, also helped. In contrast, untimely ownership of South Korean electronics maker Samsung Electronics hurt, as did not owning Diageo, a strong-performing U.K.-based spirits company and benchmark component. An overweighting in Repsol, a Spain-based integrated oil and gas company, also detracted. Samsung was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,045.80	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,043.90	$ 8.73
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,042.70	$ 11.30
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,041.30	$ 11.29
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Total International Equity	1.14%
Actual		$ 1,000.00	$ 1,047.20	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,047.30	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 16.8%
Japan 10.8%
United States of America 7.2%
Switzerland 6.9%
Germany 5.1%
France 5.0%
Australia 4.8%
Taiwan 3.7%
Korea (South) 2.9%
Other 36.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 18.1%
Japan 13.5%
Switzerland 7.0%
United States of America 6.4%
Germany 5.7%
Australia 4.4%
France 4.3%
Taiwan 3.0%
India 2.6%
Other 35.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	98.8
Short-Term Investments and Net Other Assets (Liabilities)	1.6	1.2
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	2.2
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	2.2
Sanofi SA (France, Pharmaceuticals)	1.4	1.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.3	1.0
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.2	1.6
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.2	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.0	0.9
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.0	1.0
	14.2
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	19.8
Consumer Staples	14.4	14.7
Industrials	12.2	11.7
Consumer Discretionary	10.2	11.6
Health Care	9.8	10.6
Materials	8.7	7.4
Energy	7.4	7.6
Information Technology	6.3	6.0
Telecommunication Services	4.1	5.4
Utilities	3.9	4.0

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 4.8%
Australia & New Zealand Banking Group Ltd.	91,182	$ 2,408,879
Coca-Cola Amatil Ltd.	58,234	813,050
Commonwealth Bank of Australia	47,936	2,873,638
CSL Ltd.	35,275	1,739,318
Newcrest Mining Ltd.	19,905	546,107
Origin Energy Ltd.	38,131	449,650
Ramsay Health Care Ltd.	2,082	51,351
Sydney Airport unit	284,317	1,000,509
Telstra Corp. Ltd.	234,394	1,007,315
Transurban Group unit	73,700	465,146
Westfield Group unit	112,623	1,246,243
Woodside Petroleum Ltd.	18,232	651,045
Woolworths Ltd.	14,358	438,336
WorleyParsons Ltd.	22,067	565,107
TOTAL AUSTRALIA		14,255,694
Austria - 0.4%
Andritz AG	18,358	1,105,741
Zumtobel AG	5,000	53,421
TOTAL AUSTRIA		1,159,162
Bailiwick of Jersey - 0.8%
Atrium European Real Estate Ltd.	134,051	757,725
Informa PLC	52,073	336,299
Randgold Resources Ltd. sponsored ADR	6,760	808,428
Wolseley PLC	13,367	584,358
TOTAL BAILIWICK OF JERSEY		2,486,810
Belgium - 1.6%
Anheuser-Busch InBev SA NV	40,471	3,384,637
Gimv NV	1,703	82,312
KBC Groupe SA	9,918	232,808
Umicore SA	19,051	977,718
TOTAL BELGIUM		4,677,475
Bermuda - 2.0%
Cheung Kong Infrastructure Holdings Ltd.	70,000	410,062
First Pacific Co. Ltd.	764,000	850,745
GP Investments Ltd. (depositary receipt) (a)	12,300	28,403
Lazard Ltd. Class A	8,770	258,364
Li & Fung Ltd.	234,000	392,514
Pacific Basin Shipping Ltd.	1,704,000	912,459
Texwinca Holdings Ltd.	860,000	684,667
Common Stocks - continued
	Shares	Value
Bermuda - continued
Trinity Ltd.	964,000	$ 675,418
Vtech Holdings Ltd.	65,900	782,717
Yue Yuen Industrial (Holdings) Ltd.	222,000	766,253
TOTAL BERMUDA		5,761,602
Brazil - 2.4%
Arezzo Industria e Comercio SA	15,600	278,427
Banco Bradesco SA	123,000	1,618,764
Banco Pine SA	7,106	49,681
Duratex SA	98,200	683,177
Iguatemi Empresa de Shopping Centers SA	20,600	261,677
LPS Brasil Consultoria de Imoveis SA	30,100	517,215
Multiplan Empreendimentos Imobiliarios SA	16,100	471,653
Oi SA	123,916	585,704
Porto Seguro SA	73,000	776,347
Tractebel Energia SA	51,300	884,026
Weg SA	63,000	723,660
TOTAL BRAZIL		6,850,331
British Virgin Islands - 0.0%
Gem Diamonds Ltd. (a)	10,228	27,853
Canada - 0.9%
Agnico-Eagle Mines Ltd. (Canada)	6,440	363,606
Baytex Energy Corp.	700	31,855
Copper Mountain Mining Corp. (a)	6,600	26,697
Eldorado Gold Corp.	3,800	56,158
Fairfax Financial Holdings Ltd. (sub. vtg.)	705	261,536
First Quantum Minerals Ltd.	10,585	237,931
Goldcorp, Inc.	12,994	587,413
Open Text Corp. (a)	5,150	276,798
Painted Pony Petroleum Ltd. Class A (a)	3,200	34,603
Pason Systems, Inc.	3,700	60,274
Petrominerales Ltd.	3,125	25,063
Suncor Energy, Inc.	17,300	580,622
TAG Oil Ltd. (a)	4,700	32,941
TOTAL CANADA		2,575,497
Cayman Islands - 1.8%
ASM Pacific Technology Ltd.	53,400	595,320
Baidu.com, Inc. sponsored ADR (a)	3,500	373,170
ENN Energy Holdings Ltd.	122,000	507,674
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Haitian International Holdings Ltd.	512,000	$ 632,233
Kingboard Chemical Holdings Ltd.	213,000	633,499
Lee & Man Paper Manufacturing Ltd.	1,489,000	781,960
Sands China Ltd.	290,600	1,093,024
Vantage Drilling Co. (a)	15,200	27,968
Yingde Gases Group Co. Ltd.	750,500	711,760
TOTAL CAYMAN ISLANDS		5,356,608
Chile - 2.1%
Cencosud SA	120,432	657,289
Compania Cervecerias Unidas SA sponsored ADR	11,400	808,602
Embotelladora Andina SA sponsored ADR	18,600	704,568
Inversiones Aguas Metropolitanas SA	437,696	814,170
Isapre CruzBlanca SA	637,596	834,580
Parque Arauco SA	402,367	919,051
Quinenco SA	315,548	898,474
Sociedad Matriz SAAM SA	4,670,971	546,071
TOTAL CHILE		6,182,805
China - 1.1%
China BlueChemical Ltd. (H Shares)	1,336,000	846,415
China Oilfield Services Ltd. (H Shares)	430,000	815,608
China Shipping Development Co. Ltd. (H Shares)	1,472,000	773,032
Dongfeng Motor Group Co. Ltd. (H Shares)	544,000	673,854
TOTAL CHINA		3,108,909
Colombia - 0.3%
BanColombia SA sponsored ADR	11,500	736,230
Curacao - 0.2%
Schlumberger Ltd.	8,600	597,958
Denmark - 0.9%
Novo Nordisk A/S Series B sponsored ADR	15,200	2,436,408
William Demant Holding A/S (a)	4,110	353,488
TOTAL DENMARK		2,789,896
Finland - 0.8%
Nokian Tyres PLC	29,202	1,211,206
Outotec Oyj	6,412	312,241
Sampo OYJ (A Shares)	27,199	852,441
TOTAL FINLAND		2,375,888
Common Stocks - continued
	Shares	Value
France - 5.0%
Alstom SA	22,162	$ 756,911
Arkema SA	7,560	689,254
Atos Origin SA	10,510	705,784
BNP Paribas SA	42,351	2,130,407
Compagnie de St. Gobain	16,600	585,022
Danone SA	20,380	1,252,757
GDF Suez	39,743	912,036
Laurent-Perrier Group	859	73,261
Pernod Ricard SA	5,500	591,906
PPR SA	3,083	542,062
Remy Cointreau SA	5,281	547,734
Safran SA	15,114	601,315
Saft Groupe SA	2,629	58,457
Sanofi SA	46,258	4,062,723
Schneider Electric SA	6,245	390,436
Unibail-Rodamco	2,908	655,276
Vetoquinol SA	1,200	40,129
Virbac SA	520	90,653
TOTAL FRANCE		14,686,123
Germany - 4.6%
Allianz AG	15,953	1,978,008
alstria office REIT-AG	5,100	61,595
BASF AG	8,181	677,901
Bayer AG	24,293	2,115,637
Bilfinger Berger AG	1,167	114,187
CompuGROUP Holding AG	3,446	62,531
CTS Eventim AG	4,250	126,148
Daimler AG (Germany)	22,353	1,043,747
Deutsche Post AG	40,282	798,575
Fielmann AG	1,079	105,031
Fresenius SE & Co. KGaA	5,800	661,555
HeidelbergCement Finance AG	10,700	567,095
Linde AG	13,449	2,261,792
RWE AG	23,200	1,060,142
Siemens AG	13,786	1,389,063
Siemens AG sponsored ADR	5,669	572,059
Software AG (Bearer)	1,959	78,485
TOTAL GERMANY		13,673,551
Hong Kong - 2.5%
Cathay Pacific Airways Ltd.	393,000	711,959
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Cheung Kong Holdings Ltd.	78,000	$ 1,152,380
China Insurance International Holdings Co. Ltd. (a)	608,800	1,043,201
China Merchant Holdings International Co. Ltd.	234,000	775,969
China Resources Enterprise Ltd.	284,000	923,452
China Resources Power Holdings Co. Ltd.	250,000	535,480
Dah Chong Hong Holdings Ltd.	687,000	647,992
Hopewell Holdings Ltd.	163,500	589,651
Hysan Development Co. Ltd.	28,000	123,741
Television Broadcasts Ltd.	129,000	961,252
TOTAL HONG KONG		7,465,077
Hungary - 0.2%
Richter Gedeon PLC	3,700	690,100
India - 2.4%
Bharti Airtel Ltd.	173,106	867,541
Cipla Ltd.	79,925	539,666
Container Corp. of India Ltd.	33,774	630,253
Housing Development Finance Corp. Ltd. (a)	94,893	1,344,516
Jyothy Laboratories Ltd.	24,138	79,563
Max India Ltd. (a)	171,991	773,888
Piramal Enterprises Ltd.	58,571	540,588
Punjab National Bank	51,513	730,982
Satyam Computer Services Ltd. (a)	418,989	850,360
Tata Power Co. Ltd.	427,422	842,451
TOTAL INDIA		7,199,808
Indonesia - 0.2%
PT Kalbe Farma Tbk	6,357,000	641,985
Ireland - 0.6%
CRH PLC sponsored ADR	31,200	581,880
Elan Corp. PLC sponsored ADR (a)	28,485	307,638
FBD Holdings PLC	2,500	31,270
James Hardie Industries NV:
CDI	1,000	9,581
sponsored ADR	16,845	810,076
TOTAL IRELAND		1,740,445
Israel - 0.1%
Azrieli Group	11,296	252,176
Common Stocks - continued
	Shares	Value
Israel - continued
Ituran Location & Control Ltd.	4,361	$ 53,902
Strauss Group Ltd.	659	7,446
TOTAL ISRAEL		313,524
Italy - 1.6%
Azimut Holding SpA	7,614	96,419
ENI SpA	123,700	2,846,452
Fiat Industrial SpA	81,628	883,977
Interpump Group SpA	51,091	388,059
Saipem SpA	13,530	607,829
TOTAL ITALY		4,822,736
Japan - 10.8%
Aeon Credit Service Co. Ltd.	33,700	715,117
Air Water, Inc.	49,000	613,804
Aozora Bank Ltd.	158,000	445,321
Asahi Co. Ltd.	3,000	45,171
Astellas Pharma, Inc.	27,400	1,360,904
Autobacs Seven Co. Ltd.	11,900	488,194
Azbil Corp.	2,100	42,958
Chubu Electric Power Co., Inc.	36,200	373,201
Cosmos Pharmaceutical Corp.	400	39,434
Credit Saison Co. Ltd.	24,500	537,999
Daikoku Denki Co. Ltd.	1,000	25,304
Daikokutenbussan Co. Ltd.	3,800	120,812
Denso Corp.	64,500	2,019,109
Fanuc Corp.	7,700	1,225,943
Fast Retailing Co. Ltd.	3,400	757,259
FCC Co. Ltd.	5,500	98,866
Fields Corp.	2,000	28,761
GCA Savvian Group Corp.	44	52,251
Glory Ltd.	2,900	70,402
Goldcrest Co. Ltd.	3,280	49,346
Hitachi Ltd.	161,000	853,100
Honda Motor Co. Ltd.	50,100	1,506,169
INPEX Corp.	67	381,874
Itochu Corp.	60,800	608,533
Iwatsuka Confectionary Co. Ltd.	1,000	37,430
Japan Retail Fund Investment Corp.	257	468,414
Japan Tobacco, Inc.	53,900	1,489,458
JS Group Corp.	13,600	300,689
JSR Corp.	28,500	488,388
Common Stocks - continued
	Shares	Value
Japan - continued
Kamigumi Co. Ltd.	7,000	$ 56,470
Keyence Corp.	4,321	1,146,421
Kobayashi Pharmaceutical Co. Ltd.	10,700	564,957
Kyoto Kimono Yuzen Co. Ltd.	3,800	45,935
Meiko Network Japan Co. Ltd.	3,700	37,542
Miraial Co. Ltd.	300	5,712
Mitsubishi Corp.	43,100	769,354
Mitsubishi Estate Co. Ltd.	47,000	929,638
Mitsui Fudosan Co. Ltd.	27,000	545,547
Nabtesco Corp.	3,600	67,012
Nagaileben Co. Ltd.	3,700	54,320
Nihon M&A Center, Inc.	4,000	120,005
Nihon Parkerizing Co. Ltd.	5,000	75,473
Nintendo Co. Ltd.	3,600	463,585
Nippon Seiki Co. Ltd.	6,000	57,648
Nippon Telegraph & Telephone Corp.	12,000	548,738
Nippon Thompson Co. Ltd.	14,000	48,403
NS Tool Co., Ltd.	1,600	27,258
Obic Co. Ltd.	310	63,802
ORIX Corp.	6,400	657,397
Osaka Securities Exchange Co. Ltd.	14	52,173
OSG Corp.	5,200	68,070
Santen Pharmaceutical Co. Ltd.	13,300	582,281
Seven & i Holdings Co., Ltd.	50,600	1,560,531
Seven Bank Ltd.	232,500	664,036
SHO-BOND Holdings Co. Ltd.	12,400	374,811
Shoei Co. Ltd.	3,900	21,251
SMC Corp.	2,200	346,687
Softbank Corp.	19,900	629,930
Sumitomo Mitsui Financial Group, Inc.	64,700	1,977,038
Sumitomo Realty & Development Co. Ltd.	20,000	552,173
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	65,640
Tocalo Co. Ltd.	2,000	29,037
Toyo Suisan Kaisha Ltd.	16,000	398,647
Tsutsumi Jewelry Co. Ltd.	1,200	27,523
Unicharm Corp.	10,100	546,561
USS Co. Ltd.	15,840	1,664,758
Yamato Kogyo Co. Ltd.	23,200	651,274
TOTAL JAPAN		31,741,849
Korea (South) - 2.9%
AMOREPACIFIC Corp.	595	676,682
Common Stocks - continued
	Shares	Value
Korea (South) - continued
BS Financial Group, Inc.	91,770	$ 1,039,474
E-Mart Co. Ltd.	3,360	728,814
Kiwoom Securities Co. Ltd.	11,170	565,507
LG Corp.	21,485	1,312,368
LG Household & Health Care Ltd.	1,406	826,589
NICE Holdings Co. Ltd.	600	31,862
NICE Information Service Co. Ltd.	7,500	33,018
S1 Corp.	10,741	648,211
Samsung Fire & Marine Insurance Co. Ltd.	4,109	898,816
Shinsegae Co. Ltd.	4,287	766,715
Woongjin Coway Co. Ltd.	1,880	68,453
Yuhan Corp.	4,588	793,197
TOTAL KOREA (SOUTH)		8,389,706
Malaysia - 0.5%
Axiata Group Bhd	381,100	817,000
Top Glove Corp. Bhd	393,700	691,495
TOTAL MALAYSIA		1,508,495
Mexico - 0.5%
Bolsa Mexicana de Valores SA de CV	406,600	900,209
Urbi, Desarrollos Urbanos, SA de CV (a)	892,000	556,563
TOTAL MEXICO		1,456,772
Netherlands - 1.9%
Aalberts Industries NV	6,400	116,135
ASM International NV unit	2,250	71,370
ASML Holding NV	28,800	1,583,136
D.E. Master Blenders 1753 NV (a)	29,200	356,865
Heijmans NV unit	3,381	28,629
ING Groep NV (Certificaten Van Aandelen) (a)	152,478	1,356,770
Koninklijke Philips Electronics NV	36,839	922,672
QIAGEN NV (a)	3,000	52,350
Unilever NV (Certificaten Van Aandelen) (Bearer)	27,200	999,726
TOTAL NETHERLANDS		5,487,653
Norway - 0.5%
Orkla ASA (A Shares)	53,082	419,904
Telenor ASA	45,711	898,778
TOTAL NORWAY		1,318,682
Papua New Guinea - 0.3%
Oil Search Ltd. ADR	107,827	832,758
Common Stocks - continued
	Shares	Value
Philippines - 0.6%
BDO Unibank, Inc.	666,132	$ 1,037,286
Jollibee Food Corp.	26,900	69,181
Manila Water Co., Inc.	1,106,700	780,883
TOTAL PHILIPPINES		1,887,350
Poland - 0.2%
Warsaw Stock Exchange	54,438	639,414
Portugal - 0.4%
Jeronimo Martins SGPS SA	64,569	1,129,830
Singapore - 1.9%
Ascendas India Trust	931,000	580,062
Ascendas Real Estate Investment Trust	310,000	599,770
Bumitama Agri Ltd.	859,000	707,735
ComfortDelgro Corp. Ltd.	266,000	368,536
Ezra Holdings Ltd.	687,000	627,976
Global Logistic Properties Ltd.	372,000	783,768
Singapore Telecommunications Ltd.	267,000	704,820
United Overseas Bank Ltd.	77,746	1,164,469
TOTAL SINGAPORE		5,537,136
South Africa - 2.8%
African Rainbow Minerals Ltd.	2,600	54,425
AngloGold Ashanti Ltd.	27,700	935,854
Bidvest Group Ltd.	29,400	701,716
City Lodge Hotels Ltd.	2,500	26,526
Clicks Group Ltd.	69,625	480,031
Impala Platinum Holdings Ltd.	46,100	829,419
Mr Price Group Ltd.	3,100	47,891
MTN Group Ltd.	60,100	1,083,660
Nampak Ltd.	176,100	586,956
Reunert Ltd.	63,000	554,969
Sasol Ltd.	25,800	1,099,082
Standard Bank Group Ltd.	82,600	1,020,372
Tiger Brands Ltd.	28,600	909,062
TOTAL SOUTH AFRICA		8,329,963
Spain - 1.4%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	194,128	1,611,262
Grifols SA (a)	1,546	53,623
Inditex SA	8,110	1,034,779
Common Stocks - continued
	Shares	Value
Spain - continued
Prosegur Compania de Seguridad SA (Reg.)	96,376	$ 524,655
Repsol YPF SA	42,765	854,728
TOTAL SPAIN		4,079,047
Sweden - 1.5%
ASSA ABLOY AB (B Shares)	19,600	653,343
Fagerhult AB	11,100	274,450
H&M Hennes & Mauritz AB (B Shares)	33,386	1,129,997
Intrum Justitia AB	23,463	339,587
Svenska Handelsbanken AB (A Shares)	32,600	1,116,664
Swedish Match Co. AB	25,950	884,183
TOTAL SWEDEN		4,398,224
Switzerland - 6.9%
Holcim Ltd. (Reg.)	13,460	918,483
Nestle SA	105,629	6,703,182
Roche Holding AG (participation certificate)	28,367	5,455,309
Schindler Holding AG:
(participation certificate)	3,536	465,873
(Reg.)	820	106,099
Swatch Group AG (Bearer)	1,230	509,011
Swisscom AG	1,648	684,646
Syngenta AG (Switzerland)	3,135	1,222,304
UBS AG (NY Shares)	169,037	2,538,936
Zehnder Group AG	993	58,484
Zurich Financial Services AG	6,802	1,676,215
TOTAL SWITZERLAND		20,338,542
Taiwan - 3.7%
Chinatrust Financial Holding Co. Ltd.	2,114	1,165
Chroma ATE, Inc.	264,116	502,734
CTCI Corp.	248,000	493,283
Delta Electronics, Inc.	229,000	782,410
E Sun Financial Holdings Co. Ltd.	1,187,350	595,504
Motech Industries, Inc. (a)	458,000	352,790
Powertech Technology, Inc.	358,000	556,426
President Chain Store Corp.	126,000	623,314
SIMPLO Technology Co. Ltd.	88,300	435,303
St. Shine Optical Co. Ltd.	57,000	743,478
Synnex Technology International Corp.	286,000	605,094
Taiwan Hon Chuan Enterprise Co. Ltd.	258,000	549,387
Taiwan Mobile Co. Ltd.	219,000	764,738
Taiwan Semiconductor Manufacturing Co. Ltd.	444,035	1,353,117
Common Stocks - continued
	Shares	Value
Taiwan - continued
Unified-President Enterprises Corp.	684,800	$ 1,209,712
Wistron Corp.	540,000	518,555
WPG Holding Co. Ltd.	558,000	674,338
TOTAL TAIWAN		10,761,348
Turkey - 1.2%
Albaraka Turk Katilim Bankasi A/S	89,303	70,745
Anadolu Efes Biracilik Ve Malt Sanayii A/S	73,000	1,095,509
Boyner Buyuk Magazacilik A/S (a)	42,049	96,648
Coca-Cola Icecek A/S	39,789	772,473
Enka Insaat ve Sanayi A/S	224,680	596,640
Turkiye Garanti Bankasi A/S	121,500	580,218
Turkiye Petrol Rafinerile A/S	15,313	374,175
TOTAL TURKEY		3,586,408
United Arab Emirates - 0.2%
First Gulf Bank PJSC	214,355	609,858
United Kingdom - 16.8%
AMEC PLC	3,189	54,550
Anglo American PLC (United Kingdom)	12,500	383,871
Babcock International Group PLC	40,500	639,190
Barclays PLC	409,903	1,515,713
Bellway PLC	6,228	101,610
Berendsen PLC	5,246	47,662
BG Group PLC	113,677	2,105,046
BHP Billiton PLC	67,335	2,158,171
BHP Billiton PLC ADR	26,900	1,721,062
BP PLC sponsored ADR	42,587	1,826,556
British American Tobacco PLC (United Kingdom)	17,153	850,782
British Land Co. PLC	85,777	731,564
Britvic PLC	13,800	79,993
Bunzl PLC	43,757	723,782
Centrica PLC	199,975	1,045,902
Compass Group PLC	94,000	1,031,509
Dechra Pharmaceuticals PLC	8,600	85,629
Derwent London PLC	1,800	59,896
Elementis PLC	12,790	43,199
GlaxoSmithKline PLC sponsored ADR	79,097	3,551,455
Great Portland Estates PLC	15,772	119,014
H&T Group PLC	7,014	32,542
HSBC Holdings PLC sponsored ADR	61,131	3,017,426
Imperial Tobacco Group PLC	12,777	482,482
Common Stocks - continued
	Shares	Value
United Kingdom - continued
InterContinental Hotel Group PLC ADR	42,777	$ 1,053,170
Johnson Matthey PLC	23,377	848,427
Kingfisher PLC	116,601	544,737
Legal & General Group PLC	464,777	1,005,045
Meggitt PLC	25,298	157,583
National Grid PLC	139,691	1,593,114
Next PLC	9,400	540,935
Persimmon PLC	6,137	78,733
Prudential PLC	68,427	939,749
PZ Cussons PLC Class L	157,519	860,454
Reckitt Benckiser Group PLC	22,851	1,382,843
Reed Elsevier PLC	107,134	1,047,698
Rexam PLC	59,209	426,815
Rolls-Royce Group PLC	67,452	930,129
Rolls-Royce Group PLC Class C	5,126,352	8,273
Rotork PLC	18,503	680,193
Royal Dutch Shell PLC Class A sponsored ADR	76,315	5,226,051
SABMiller PLC	31,063	1,330,646
Scottish & Southern Energy PLC	50,824	1,187,609
Serco Group PLC	68,159	623,102
Shaftesbury PLC	40,537	358,483
Spectris PLC	4,170	116,283
Spirax-Sarco Engineering PLC	5,404	168,746
Standard Chartered PLC (United Kingdom)	73,695	1,740,472
Ted Baker PLC	3,775	57,751
Ultra Electronics Holdings PLC	4,101	112,043
Unite Group PLC	91,702	418,943
Victrex PLC	4,718	108,495
Vodafone Group PLC sponsored ADR	127,532	3,471,421
TOTAL UNITED KINGDOM		49,426,549
United States of America - 5.6%
Allergan, Inc.	6,500	584,480
Amazon.com, Inc. (a)	2,399	558,535
ANSYS, Inc. (a)	500	35,440
Autoliv, Inc.	16,910	974,016
Berkshire Hathaway, Inc. Class B (a)	9,945	858,751
BorgWarner, Inc. (a)	8,997	592,183
BPZ Energy, Inc. (a)	9,388	27,037
Broadridge Financial Solutions, Inc.	1,990	45,671
CME Group, Inc.	6,400	357,952
Cummins, Inc.	3,300	308,814
Common Stocks - continued
	Shares	Value
United States of America - continued
Cymer, Inc. (a)	6,083	$ 484,754
Dril-Quip, Inc. (a)	1,210	83,805
Evercore Partners, Inc. Class A	1,860	51,894
FMC Technologies, Inc. (a)	10,803	441,843
Freeport-McMoRan Copper & Gold, Inc.	6,100	237,168
Greenhill & Co., Inc.	1,270	60,604
Kansas City Southern	1,420	114,253
Martin Marietta Materials, Inc.	3,690	303,724
MasterCard, Inc. Class A	3,609	1,663,496
Mead Johnson Nutrition Co. Class A	14,000	863,240
Mohawk Industries, Inc. (a)	6,805	568,013
National Oilwell Varco, Inc.	8,900	655,930
Oceaneering International, Inc.	1,680	87,914
Philip Morris International, Inc.	21,100	1,868,616
PriceSmart, Inc.	6,850	568,482
ResMed, Inc.	15,140	604,692
Solera Holdings, Inc.	7,202	337,126
SS&C Technologies Holdings, Inc. (a)	11,854	284,852
Union Pacific Corp.	7,900	971,937
Virgin Media, Inc.	22,733	746,914
Visa, Inc. Class A	9,301	1,290,607
TOTAL UNITED STATES OF AMERICA		16,632,743
TOTAL COMMON STOCKS (Cost $273,143,791)		288,268,394
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.0%
Banco ABC Brasil SA	13,794	78,375
Germany - 0.5%
ProSiebenSat.1 Media AG	20,800	579,638
Volkswagen AG	4,434	917,242
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,351,389)		1,575,255
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $6,092,586)	6,092,586	$ 6,092,586
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $280,587,766)		295,936,235
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,370,438)
NET ASSETS - 100%		$ 294,565,797
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,990
Fidelity Securities Lending Cash Central Fund	151,487
Total	$ 158,477
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 30,059,832	$ 28,553,663	$ 1,506,169	$ -
Consumer Staples	41,431,676	36,196,531	5,235,145	-
Energy	22,006,300	18,060,766	3,945,534	-
Financials	63,247,920	56,727,668	6,520,252	-
Health Care	29,781,563	25,718,840	4,062,723	-
Industrials	36,211,061	33,899,326	2,311,735	-
Information Technology	18,619,115	17,265,998	1,353,117	-
Materials	25,475,141	21,158,812	4,316,329	-
Telecommunication Services	12,064,291	11,515,553	548,738	-
Utilities	10,946,750	9,353,636	1,593,114	-
Money Market Funds	6,092,586	6,092,586	-	-
Total Investments in Securities:	$ 295,936,235	$ 264,543,379	$ 31,392,856	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 19,846,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $274,495,180)	$ 289,843,649
Fidelity Central Funds (cost $6,092,586)	6,092,586
Total Investments (cost $280,587,766)		$ 295,936,235
Foreign currency held at value (cost $23,243)		23,223
Receivable for investments sold		526,923
Receivable for fund shares sold		122,914
Dividends receivable		650,136
Distributions receivable from Fidelity Central Funds		4,446
Receivable from investment adviser for expense reductions		1,586
Other receivables		26,309
Total assets		297,291,772

Liabilities
Payable to custodian bank	$ 472,489
Payable for investments purchased	806,751
Payable for fund shares redeemed	1,068,841
Accrued management fee	194,059
Distribution and service plan fees payable	4,561
Other affiliated payables	48,559
Other payables and accrued expenses	130,715
Total liabilities		2,725,975

Net Assets		$ 294,565,797
Net Assets consist of:
Paid in capital		$ 297,394,209
Undistributed net investment income		5,300,982
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,430,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,300,982
Net Assets		$ 294,565,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,766,838 ÷ 789,026 shares)	$ 7.31

Maximum offering price per share (100/94.25 of $7.31)	$ 7.76
Class T: Net Asset Value and redemption price per share ($2,348,287 ÷ 318,734 shares)	$ 7.37

Maximum offering price per share (100/96.50 of $7.37)	$ 7.64
Class B: Net Asset Value and offering price per share ($219,813 ÷ 30,007 shares)A	$ 7.33

Class C: Net Asset Value and offering price per share ($2,737,321 ÷ 374,276 shares)A	$ 7.31

Total International Equity: Net Asset Value, offering price and redemption price per share ($281,979,071 ÷ 38,522,819 shares)	$ 7.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,514,467 ÷ 207,475 shares)	$ 7.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 9,170,980
Interest		243
Income from Fidelity Central Funds		158,477
Income before foreign taxes withheld		9,329,700
Less foreign taxes withheld		(704,106)
Total income		8,625,594

Expenses
Management fee Basic fee	$ 1,851,948
Performance adjustment	105,713
Transfer agent fees	404,702
Distribution and service plan fees	44,605
Accounting and security lending fees	136,093
Custodian fees and expenses	312,577
Independent trustees' compensation	1,628
Registration fees	155,663
Audit	90,778
Legal	1,181
Interest	212
Miscellaneous	1,695
Total expenses before reductions	3,106,795
Expense reductions	(96,572)	3,010,223
Net investment income (loss)		5,615,371
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,404,014
Foreign currency transactions	(263,621)
Total net realized gain (loss)		9,140,393
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $35,138)	20,557,485
Assets and liabilities in foreign currencies	(20,296)
Total change in net unrealized appreciation (depreciation)		20,537,189
Net gain (loss)		29,677,582
Net increase (decrease) in net assets resulting from operations		$ 35,292,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,615,371	$ 1,864,848
Net realized gain (loss)	9,140,393	(8,998,027)
Change in net unrealized appreciation (depreciation)	20,537,189	(8,597,909)
Net increase (decrease) in net assets resulting from operations	35,292,953	(15,731,088)
Distributions to shareholders from net investment income	(1,867,192)	(953,041)
Distributions to shareholders from net realized gain	-	(220,294)
Total distributions	(1,867,192)	(1,173,335)
Share transactions - net increase (decrease)	122,647,348	86,742,563
Redemption fees	3,128	14,195
Total increase (decrease) in net assets	156,076,237	69,852,335

Net Assets
Beginning of period	138,489,560	68,637,225
End of period (including undistributed net investment income of $5,300,982 and undistributed net investment income of $1,552,849, respectively)	$ 294,565,797	$ 138,489,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.36	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.13	.11	.08	.06	.11
Net realized and unrealized gain (loss)	.59	(.69)	.95	1.55	(5.21)
Total from investment operations	.72	(.58)	1.03	1.61	(5.10)
Distributions from net investment income	(.08)	(.09)	(.04)	(.11)	-
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.08)	(.11)	(.07)	(.11)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.31	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Total Return A, B	10.88%	(8.03)%	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.57%	1.73%	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.45%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.42%	1.47%	1.47%	1.48%
Net investment income (loss)	1.88%	1.44%	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,767	$ 4,307	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.73	$ 7.41	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11	.09	.06	.04	.09
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.57	(5.21)
Total from investment operations	.70	(.59)	1.01	1.61	(5.12)
Distributions from net investment income	(.06)	(.07)	-	(.09)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.06)	(.09)	-	(.09)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.37	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Total Return A, B	10.52%	(8.08)%	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.84%	2.02%	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.70%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.72%	1.72%	1.73%
Net investment income (loss)	1.63%	1.19%	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,348	$ 997	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 7.37	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.03	.02	.05
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.56	(5.19)
Total from investment operations	.67	(.63)	.98	1.58	(5.14)
Distributions from net investment income	(.02)	(.04)	-	(.05)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.02)	(.06)	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.33	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Total Return A, B	10.05%	(8.66)%	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.34%	2.51%	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.22%	2.24%
Net investment income (loss)	1.13%	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220	$ 254	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.36	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.03	.02	.05
Net realized and unrealized gain (loss)	.58	(.69)	.94	1.56	(5.19)
Total from investment operations	.66	(.64)	.97	1.58	(5.14)
Distributions from net investment income	(.02)	(.03)	-	(.05)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.02)	(.05)	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.31	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Total Return A, B	9.98%	(8.72)%	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.31%	2.51%	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.22%	2.23%
Net investment income (loss)	1.13%	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,737	$ 1,396	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 7.37	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.15	.12	.09	.07	.13
Net realized and unrealized gain (loss)	.58	(.68)	.96	1.55	(5.21)
Total from investment operations	.73	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.10)	(.06)	(.12)	(.01)
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.10)	(.12)	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.32	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Total Return A	11.03%	(7.70)%	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.16%	1.42%	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.16%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.13%	1.17%	1.22%	1.22%	1.23%
Net investment income (loss)	2.16%	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,979	$ 131,338	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.35	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.14	.12	.10	.07	.13
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.55	(5.21)
Total from investment operations	.73	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.10)	(.08)	(.12)	(.01)
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.10)	(.12)	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.30	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Total Return A	11.06%	(7.72)%	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.48%	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.17%	1.23%	1.22%	1.23%
Net investment income (loss)	2.13%	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,514	$ 197	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 27,195,779
Gross unrealized depreciation	(13,448,638)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,747,141

Tax Cost	$ 282,189,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,696,955
Undistributed long-term capital gain	$ 309,806
Capital loss carryforward	$ (31,534,827)
Net unrealized appreciation (depreciation)	$ 13,734,792

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (6,969,886)
2017	(15,708,944)
2019	(8,855,997)
Total capital loss carryforward	$ (31,534,827)

As a result of a large subscription in December 2011, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $4,535,766 per year plus certain gains in the Fund existing at the time of the ownership change. As a result, at least $1,623,551 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 1,867,192	$ 1,173,335

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $402,947,967 and $277,094,245, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,621	$ 968
Class T	.25%	.25%	6,560	86
Class B	.75%	.25%	2,453	1,851
Class C	.75%	.25%	22,971	2,990
			$ 44,605	$ 5,895

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,215
Class T	893
Class B*	362
Class C*	249
$ 4,719

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,172.30
Class T	4,212.32
Class B	743.30
Class C	6,965.30
Total International Equity	375,719.15
Institutional Class	1,891.29
	$ 404,702

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,696 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,692,667.38%		$ 212

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

6. Committed Line of Credit - continued

amounted to $670 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $151,487. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 5,921
Class T	1.70%	1,880
Class B	2.20%	335
Class C	2.20%	2,543
Institutional Class	1.20%	416
		$ 11,095

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $85,477 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 48,329	$ 61,018
Class T	9,062	9,414
Class B	714	1,488
Class C	4,731	6,263
Total International Equity	1,801,469	873,280
Institutional Class	2,887	1,578
Total	$ 1,867,192	$ 953,041
From net realized gain
Class A	$ -	$ 16,196
Class T	-	3,213
Class B	-	1,016
Class C	-	4,485
Total International Equity	-	195,026
Institutional Class	-	358
Total	$ -	$ 220,294

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	388,955	231,083	$ 2,677,369	$ 1,708,687
Reinvestment of distributions	7,157	10,039	46,237	74,076
Shares redeemed	(252,362)	(279,366)	(1,699,392)	(2,035,449)
Net increase (decrease)	143,750	(38,244)	$ 1,024,214	$ (252,686)
Class T
Shares sold	207,939	37,121	$ 1,463,372	$ 276,509
Reinvestment of distributions	1,377	1,678	8,993	12,524
Shares redeemed	(38,757)	(25,970)	(259,817)	(191,826)
Net increase (decrease)	170,559	12,829	$ 1,212,548	$ 97,207

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10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	4,797	3,282	$ 32,306	$ 24,631
Reinvestment of distributions	108	331	705	2,469
Shares redeemed	(12,955)	(9,973)	(88,815)	(73,676)
Net increase (decrease)	(8,050)	(6,360)	$ (55,804)	$ (46,576)
Class C
Shares sold	258,694	66,879	$ 1,733,640	$ 498,161
Reinvestment of distributions	710	1,425	4,622	10,610
Shares redeemed	(94,222)	(52,554)	(638,538)	(388,669)
Net increase (decrease)	165,182	15,750	$ 1,099,724	$ 120,102
Total International Equity
Shares sold	32,478,543	16,784,298	$ 209,916,522	$ 125,543,898
Reinvestment of distributions	266,160	135,624	1,719,395	1,000,533
Shares redeemed	(13,867,286)	(5,532,363)	(93,416,780)	(39,913,646)
Net increase (decrease)	18,877,417	11,387,559	$ 118,219,137	$ 86,630,785
Institutional Class
Shares sold	198,611	26,909	$ 1,289,078	$ 202,383
Reinvestment of distributions	448	263	2,887	1,936
Shares redeemed	(21,161)	(1,422)	(144,436)	(10,588)
Net increase (decrease)	177,898	25,750	$ 1,147,529	$ 193,731

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 65% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.126	$0.245

Class T	12/10/12	12/07/12	$0.128	$0.245

Class B	12/10/12	12/07/12	$0.054	$0.245

Class C	12/10/12	12/07/12	$0.075	$0.245

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012 $309,806, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 4%, Class T designates 5%, Class B designates 13% and Class C designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/11	$0.064	$0.0107

Class T	12/05/11	$0.052	$0.0107

Class B	12/05/11	$0.022	$0.0107

Class C	12/05/11	$0.025	$0.0107

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one-year period and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there were portfolio management changes for the fund in February 2012 and September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011, the total expense ratio of Class B ranked equal to its competitive median for 2011, and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20% and 1.20% through December 31, 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIE-UANN-1212
1.853363.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Total International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Institutional Class	11.06%	-4.67%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Alex Zavratsky, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Institutional Class shares gained 11.06%, significantly outpacing the MSCI index. The fund benefited from good security selection in emerging markets - especially Brazil, South Korea and Chile - and Japan. Good positioning in Europe overcame negative stock selection specifically in Germany. An out-of-benchmark allocation to U.S. stocks also added, notably credit card network Visa. Conversely, stock picking in Canada modestly hurt. In sector terms, security selection helped in industrials, as did positioning in materials and health care. The top individual contributor was Belgian brewer Anheuser-Busch InBev, while, in health care, Denmark's Novo Nordisk and Australian biotechnology company CSL added value. Not owning Telefonica, a poor-performing Spanish telecom provider and benchmark component, also helped. In contrast, untimely ownership of South Korean electronics maker Samsung Electronics hurt, as did not owning Diageo, a strong-performing U.K.-based spirits company and benchmark component. An overweighting in Repsol, a Spain-based integrated oil and gas company, also detracted. Samsung was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,045.80	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,043.90	$ 8.73
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,042.70	$ 11.30
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,041.30	$ 11.29
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Total International Equity	1.14%
Actual		$ 1,000.00	$ 1,047.20	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,047.30	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 16.8%
Japan 10.8%
United States of America 7.2%
Switzerland 6.9%
Germany 5.1%
France 5.0%
Australia 4.8%
Taiwan 3.7%
Korea (South) 2.9%
Other 36.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 18.1%
Japan 13.5%
Switzerland 7.0%
United States of America 6.4%
Germany 5.7%
Australia 4.4%
France 4.3%
Taiwan 3.0%
India 2.6%
Other 35.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	98.8
Short-Term Investments and Net Other Assets (Liabilities)	1.6	1.2
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	2.2
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	2.2
Sanofi SA (France, Pharmaceuticals)	1.4	1.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.3	1.0
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.2	1.6
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.2	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.0	0.9
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.0	1.0
	14.2
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	19.8
Consumer Staples	14.4	14.7
Industrials	12.2	11.7
Consumer Discretionary	10.2	11.6
Health Care	9.8	10.6
Materials	8.7	7.4
Energy	7.4	7.6
Information Technology	6.3	6.0
Telecommunication Services	4.1	5.4
Utilities	3.9	4.0

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 4.8%
Australia & New Zealand Banking Group Ltd.	91,182	$ 2,408,879
Coca-Cola Amatil Ltd.	58,234	813,050
Commonwealth Bank of Australia	47,936	2,873,638
CSL Ltd.	35,275	1,739,318
Newcrest Mining Ltd.	19,905	546,107
Origin Energy Ltd.	38,131	449,650
Ramsay Health Care Ltd.	2,082	51,351
Sydney Airport unit	284,317	1,000,509
Telstra Corp. Ltd.	234,394	1,007,315
Transurban Group unit	73,700	465,146
Westfield Group unit	112,623	1,246,243
Woodside Petroleum Ltd.	18,232	651,045
Woolworths Ltd.	14,358	438,336
WorleyParsons Ltd.	22,067	565,107
TOTAL AUSTRALIA		14,255,694
Austria - 0.4%
Andritz AG	18,358	1,105,741
Zumtobel AG	5,000	53,421
TOTAL AUSTRIA		1,159,162
Bailiwick of Jersey - 0.8%
Atrium European Real Estate Ltd.	134,051	757,725
Informa PLC	52,073	336,299
Randgold Resources Ltd. sponsored ADR	6,760	808,428
Wolseley PLC	13,367	584,358
TOTAL BAILIWICK OF JERSEY		2,486,810
Belgium - 1.6%
Anheuser-Busch InBev SA NV	40,471	3,384,637
Gimv NV	1,703	82,312
KBC Groupe SA	9,918	232,808
Umicore SA	19,051	977,718
TOTAL BELGIUM		4,677,475
Bermuda - 2.0%
Cheung Kong Infrastructure Holdings Ltd.	70,000	410,062
First Pacific Co. Ltd.	764,000	850,745
GP Investments Ltd. (depositary receipt) (a)	12,300	28,403
Lazard Ltd. Class A	8,770	258,364
Li & Fung Ltd.	234,000	392,514
Pacific Basin Shipping Ltd.	1,704,000	912,459
Texwinca Holdings Ltd.	860,000	684,667
Common Stocks - continued
	Shares	Value
Bermuda - continued
Trinity Ltd.	964,000	$ 675,418
Vtech Holdings Ltd.	65,900	782,717
Yue Yuen Industrial (Holdings) Ltd.	222,000	766,253
TOTAL BERMUDA		5,761,602
Brazil - 2.4%
Arezzo Industria e Comercio SA	15,600	278,427
Banco Bradesco SA	123,000	1,618,764
Banco Pine SA	7,106	49,681
Duratex SA	98,200	683,177
Iguatemi Empresa de Shopping Centers SA	20,600	261,677
LPS Brasil Consultoria de Imoveis SA	30,100	517,215
Multiplan Empreendimentos Imobiliarios SA	16,100	471,653
Oi SA	123,916	585,704
Porto Seguro SA	73,000	776,347
Tractebel Energia SA	51,300	884,026
Weg SA	63,000	723,660
TOTAL BRAZIL		6,850,331
British Virgin Islands - 0.0%
Gem Diamonds Ltd. (a)	10,228	27,853
Canada - 0.9%
Agnico-Eagle Mines Ltd. (Canada)	6,440	363,606
Baytex Energy Corp.	700	31,855
Copper Mountain Mining Corp. (a)	6,600	26,697
Eldorado Gold Corp.	3,800	56,158
Fairfax Financial Holdings Ltd. (sub. vtg.)	705	261,536
First Quantum Minerals Ltd.	10,585	237,931
Goldcorp, Inc.	12,994	587,413
Open Text Corp. (a)	5,150	276,798
Painted Pony Petroleum Ltd. Class A (a)	3,200	34,603
Pason Systems, Inc.	3,700	60,274
Petrominerales Ltd.	3,125	25,063
Suncor Energy, Inc.	17,300	580,622
TAG Oil Ltd. (a)	4,700	32,941
TOTAL CANADA		2,575,497
Cayman Islands - 1.8%
ASM Pacific Technology Ltd.	53,400	595,320
Baidu.com, Inc. sponsored ADR (a)	3,500	373,170
ENN Energy Holdings Ltd.	122,000	507,674
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Haitian International Holdings Ltd.	512,000	$ 632,233
Kingboard Chemical Holdings Ltd.	213,000	633,499
Lee & Man Paper Manufacturing Ltd.	1,489,000	781,960
Sands China Ltd.	290,600	1,093,024
Vantage Drilling Co. (a)	15,200	27,968
Yingde Gases Group Co. Ltd.	750,500	711,760
TOTAL CAYMAN ISLANDS		5,356,608
Chile - 2.1%
Cencosud SA	120,432	657,289
Compania Cervecerias Unidas SA sponsored ADR	11,400	808,602
Embotelladora Andina SA sponsored ADR	18,600	704,568
Inversiones Aguas Metropolitanas SA	437,696	814,170
Isapre CruzBlanca SA	637,596	834,580
Parque Arauco SA	402,367	919,051
Quinenco SA	315,548	898,474
Sociedad Matriz SAAM SA	4,670,971	546,071
TOTAL CHILE		6,182,805
China - 1.1%
China BlueChemical Ltd. (H Shares)	1,336,000	846,415
China Oilfield Services Ltd. (H Shares)	430,000	815,608
China Shipping Development Co. Ltd. (H Shares)	1,472,000	773,032
Dongfeng Motor Group Co. Ltd. (H Shares)	544,000	673,854
TOTAL CHINA		3,108,909
Colombia - 0.3%
BanColombia SA sponsored ADR	11,500	736,230
Curacao - 0.2%
Schlumberger Ltd.	8,600	597,958
Denmark - 0.9%
Novo Nordisk A/S Series B sponsored ADR	15,200	2,436,408
William Demant Holding A/S (a)	4,110	353,488
TOTAL DENMARK		2,789,896
Finland - 0.8%
Nokian Tyres PLC	29,202	1,211,206
Outotec Oyj	6,412	312,241
Sampo OYJ (A Shares)	27,199	852,441
TOTAL FINLAND		2,375,888
Common Stocks - continued
	Shares	Value
France - 5.0%
Alstom SA	22,162	$ 756,911
Arkema SA	7,560	689,254
Atos Origin SA	10,510	705,784
BNP Paribas SA	42,351	2,130,407
Compagnie de St. Gobain	16,600	585,022
Danone SA	20,380	1,252,757
GDF Suez	39,743	912,036
Laurent-Perrier Group	859	73,261
Pernod Ricard SA	5,500	591,906
PPR SA	3,083	542,062
Remy Cointreau SA	5,281	547,734
Safran SA	15,114	601,315
Saft Groupe SA	2,629	58,457
Sanofi SA	46,258	4,062,723
Schneider Electric SA	6,245	390,436
Unibail-Rodamco	2,908	655,276
Vetoquinol SA	1,200	40,129
Virbac SA	520	90,653
TOTAL FRANCE		14,686,123
Germany - 4.6%
Allianz AG	15,953	1,978,008
alstria office REIT-AG	5,100	61,595
BASF AG	8,181	677,901
Bayer AG	24,293	2,115,637
Bilfinger Berger AG	1,167	114,187
CompuGROUP Holding AG	3,446	62,531
CTS Eventim AG	4,250	126,148
Daimler AG (Germany)	22,353	1,043,747
Deutsche Post AG	40,282	798,575
Fielmann AG	1,079	105,031
Fresenius SE & Co. KGaA	5,800	661,555
HeidelbergCement Finance AG	10,700	567,095
Linde AG	13,449	2,261,792
RWE AG	23,200	1,060,142
Siemens AG	13,786	1,389,063
Siemens AG sponsored ADR	5,669	572,059
Software AG (Bearer)	1,959	78,485
TOTAL GERMANY		13,673,551
Hong Kong - 2.5%
Cathay Pacific Airways Ltd.	393,000	711,959
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Cheung Kong Holdings Ltd.	78,000	$ 1,152,380
China Insurance International Holdings Co. Ltd. (a)	608,800	1,043,201
China Merchant Holdings International Co. Ltd.	234,000	775,969
China Resources Enterprise Ltd.	284,000	923,452
China Resources Power Holdings Co. Ltd.	250,000	535,480
Dah Chong Hong Holdings Ltd.	687,000	647,992
Hopewell Holdings Ltd.	163,500	589,651
Hysan Development Co. Ltd.	28,000	123,741
Television Broadcasts Ltd.	129,000	961,252
TOTAL HONG KONG		7,465,077
Hungary - 0.2%
Richter Gedeon PLC	3,700	690,100
India - 2.4%
Bharti Airtel Ltd.	173,106	867,541
Cipla Ltd.	79,925	539,666
Container Corp. of India Ltd.	33,774	630,253
Housing Development Finance Corp. Ltd. (a)	94,893	1,344,516
Jyothy Laboratories Ltd.	24,138	79,563
Max India Ltd. (a)	171,991	773,888
Piramal Enterprises Ltd.	58,571	540,588
Punjab National Bank	51,513	730,982
Satyam Computer Services Ltd. (a)	418,989	850,360
Tata Power Co. Ltd.	427,422	842,451
TOTAL INDIA		7,199,808
Indonesia - 0.2%
PT Kalbe Farma Tbk	6,357,000	641,985
Ireland - 0.6%
CRH PLC sponsored ADR	31,200	581,880
Elan Corp. PLC sponsored ADR (a)	28,485	307,638
FBD Holdings PLC	2,500	31,270
James Hardie Industries NV:
CDI	1,000	9,581
sponsored ADR	16,845	810,076
TOTAL IRELAND		1,740,445
Israel - 0.1%
Azrieli Group	11,296	252,176
Common Stocks - continued
	Shares	Value
Israel - continued
Ituran Location & Control Ltd.	4,361	$ 53,902
Strauss Group Ltd.	659	7,446
TOTAL ISRAEL		313,524
Italy - 1.6%
Azimut Holding SpA	7,614	96,419
ENI SpA	123,700	2,846,452
Fiat Industrial SpA	81,628	883,977
Interpump Group SpA	51,091	388,059
Saipem SpA	13,530	607,829
TOTAL ITALY		4,822,736
Japan - 10.8%
Aeon Credit Service Co. Ltd.	33,700	715,117
Air Water, Inc.	49,000	613,804
Aozora Bank Ltd.	158,000	445,321
Asahi Co. Ltd.	3,000	45,171
Astellas Pharma, Inc.	27,400	1,360,904
Autobacs Seven Co. Ltd.	11,900	488,194
Azbil Corp.	2,100	42,958
Chubu Electric Power Co., Inc.	36,200	373,201
Cosmos Pharmaceutical Corp.	400	39,434
Credit Saison Co. Ltd.	24,500	537,999
Daikoku Denki Co. Ltd.	1,000	25,304
Daikokutenbussan Co. Ltd.	3,800	120,812
Denso Corp.	64,500	2,019,109
Fanuc Corp.	7,700	1,225,943
Fast Retailing Co. Ltd.	3,400	757,259
FCC Co. Ltd.	5,500	98,866
Fields Corp.	2,000	28,761
GCA Savvian Group Corp.	44	52,251
Glory Ltd.	2,900	70,402
Goldcrest Co. Ltd.	3,280	49,346
Hitachi Ltd.	161,000	853,100
Honda Motor Co. Ltd.	50,100	1,506,169
INPEX Corp.	67	381,874
Itochu Corp.	60,800	608,533
Iwatsuka Confectionary Co. Ltd.	1,000	37,430
Japan Retail Fund Investment Corp.	257	468,414
Japan Tobacco, Inc.	53,900	1,489,458
JS Group Corp.	13,600	300,689
JSR Corp.	28,500	488,388
Common Stocks - continued
	Shares	Value
Japan - continued
Kamigumi Co. Ltd.	7,000	$ 56,470
Keyence Corp.	4,321	1,146,421
Kobayashi Pharmaceutical Co. Ltd.	10,700	564,957
Kyoto Kimono Yuzen Co. Ltd.	3,800	45,935
Meiko Network Japan Co. Ltd.	3,700	37,542
Miraial Co. Ltd.	300	5,712
Mitsubishi Corp.	43,100	769,354
Mitsubishi Estate Co. Ltd.	47,000	929,638
Mitsui Fudosan Co. Ltd.	27,000	545,547
Nabtesco Corp.	3,600	67,012
Nagaileben Co. Ltd.	3,700	54,320
Nihon M&A Center, Inc.	4,000	120,005
Nihon Parkerizing Co. Ltd.	5,000	75,473
Nintendo Co. Ltd.	3,600	463,585
Nippon Seiki Co. Ltd.	6,000	57,648
Nippon Telegraph & Telephone Corp.	12,000	548,738
Nippon Thompson Co. Ltd.	14,000	48,403
NS Tool Co., Ltd.	1,600	27,258
Obic Co. Ltd.	310	63,802
ORIX Corp.	6,400	657,397
Osaka Securities Exchange Co. Ltd.	14	52,173
OSG Corp.	5,200	68,070
Santen Pharmaceutical Co. Ltd.	13,300	582,281
Seven & i Holdings Co., Ltd.	50,600	1,560,531
Seven Bank Ltd.	232,500	664,036
SHO-BOND Holdings Co. Ltd.	12,400	374,811
Shoei Co. Ltd.	3,900	21,251
SMC Corp.	2,200	346,687
Softbank Corp.	19,900	629,930
Sumitomo Mitsui Financial Group, Inc.	64,700	1,977,038
Sumitomo Realty & Development Co. Ltd.	20,000	552,173
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	65,640
Tocalo Co. Ltd.	2,000	29,037
Toyo Suisan Kaisha Ltd.	16,000	398,647
Tsutsumi Jewelry Co. Ltd.	1,200	27,523
Unicharm Corp.	10,100	546,561
USS Co. Ltd.	15,840	1,664,758
Yamato Kogyo Co. Ltd.	23,200	651,274
TOTAL JAPAN		31,741,849
Korea (South) - 2.9%
AMOREPACIFIC Corp.	595	676,682
Common Stocks - continued
	Shares	Value
Korea (South) - continued
BS Financial Group, Inc.	91,770	$ 1,039,474
E-Mart Co. Ltd.	3,360	728,814
Kiwoom Securities Co. Ltd.	11,170	565,507
LG Corp.	21,485	1,312,368
LG Household & Health Care Ltd.	1,406	826,589
NICE Holdings Co. Ltd.	600	31,862
NICE Information Service Co. Ltd.	7,500	33,018
S1 Corp.	10,741	648,211
Samsung Fire & Marine Insurance Co. Ltd.	4,109	898,816
Shinsegae Co. Ltd.	4,287	766,715
Woongjin Coway Co. Ltd.	1,880	68,453
Yuhan Corp.	4,588	793,197
TOTAL KOREA (SOUTH)		8,389,706
Malaysia - 0.5%
Axiata Group Bhd	381,100	817,000
Top Glove Corp. Bhd	393,700	691,495
TOTAL MALAYSIA		1,508,495
Mexico - 0.5%
Bolsa Mexicana de Valores SA de CV	406,600	900,209
Urbi, Desarrollos Urbanos, SA de CV (a)	892,000	556,563
TOTAL MEXICO		1,456,772
Netherlands - 1.9%
Aalberts Industries NV	6,400	116,135
ASM International NV unit	2,250	71,370
ASML Holding NV	28,800	1,583,136
D.E. Master Blenders 1753 NV (a)	29,200	356,865
Heijmans NV unit	3,381	28,629
ING Groep NV (Certificaten Van Aandelen) (a)	152,478	1,356,770
Koninklijke Philips Electronics NV	36,839	922,672
QIAGEN NV (a)	3,000	52,350
Unilever NV (Certificaten Van Aandelen) (Bearer)	27,200	999,726
TOTAL NETHERLANDS		5,487,653
Norway - 0.5%
Orkla ASA (A Shares)	53,082	419,904
Telenor ASA	45,711	898,778
TOTAL NORWAY		1,318,682
Papua New Guinea - 0.3%
Oil Search Ltd. ADR	107,827	832,758
Common Stocks - continued
	Shares	Value
Philippines - 0.6%
BDO Unibank, Inc.	666,132	$ 1,037,286
Jollibee Food Corp.	26,900	69,181
Manila Water Co., Inc.	1,106,700	780,883
TOTAL PHILIPPINES		1,887,350
Poland - 0.2%
Warsaw Stock Exchange	54,438	639,414
Portugal - 0.4%
Jeronimo Martins SGPS SA	64,569	1,129,830
Singapore - 1.9%
Ascendas India Trust	931,000	580,062
Ascendas Real Estate Investment Trust	310,000	599,770
Bumitama Agri Ltd.	859,000	707,735
ComfortDelgro Corp. Ltd.	266,000	368,536
Ezra Holdings Ltd.	687,000	627,976
Global Logistic Properties Ltd.	372,000	783,768
Singapore Telecommunications Ltd.	267,000	704,820
United Overseas Bank Ltd.	77,746	1,164,469
TOTAL SINGAPORE		5,537,136
South Africa - 2.8%
African Rainbow Minerals Ltd.	2,600	54,425
AngloGold Ashanti Ltd.	27,700	935,854
Bidvest Group Ltd.	29,400	701,716
City Lodge Hotels Ltd.	2,500	26,526
Clicks Group Ltd.	69,625	480,031
Impala Platinum Holdings Ltd.	46,100	829,419
Mr Price Group Ltd.	3,100	47,891
MTN Group Ltd.	60,100	1,083,660
Nampak Ltd.	176,100	586,956
Reunert Ltd.	63,000	554,969
Sasol Ltd.	25,800	1,099,082
Standard Bank Group Ltd.	82,600	1,020,372
Tiger Brands Ltd.	28,600	909,062
TOTAL SOUTH AFRICA		8,329,963
Spain - 1.4%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	194,128	1,611,262
Grifols SA (a)	1,546	53,623
Inditex SA	8,110	1,034,779
Common Stocks - continued
	Shares	Value
Spain - continued
Prosegur Compania de Seguridad SA (Reg.)	96,376	$ 524,655
Repsol YPF SA	42,765	854,728
TOTAL SPAIN		4,079,047
Sweden - 1.5%
ASSA ABLOY AB (B Shares)	19,600	653,343
Fagerhult AB	11,100	274,450
H&M Hennes & Mauritz AB (B Shares)	33,386	1,129,997
Intrum Justitia AB	23,463	339,587
Svenska Handelsbanken AB (A Shares)	32,600	1,116,664
Swedish Match Co. AB	25,950	884,183
TOTAL SWEDEN		4,398,224
Switzerland - 6.9%
Holcim Ltd. (Reg.)	13,460	918,483
Nestle SA	105,629	6,703,182
Roche Holding AG (participation certificate)	28,367	5,455,309
Schindler Holding AG:
(participation certificate)	3,536	465,873
(Reg.)	820	106,099
Swatch Group AG (Bearer)	1,230	509,011
Swisscom AG	1,648	684,646
Syngenta AG (Switzerland)	3,135	1,222,304
UBS AG (NY Shares)	169,037	2,538,936
Zehnder Group AG	993	58,484
Zurich Financial Services AG	6,802	1,676,215
TOTAL SWITZERLAND		20,338,542
Taiwan - 3.7%
Chinatrust Financial Holding Co. Ltd.	2,114	1,165
Chroma ATE, Inc.	264,116	502,734
CTCI Corp.	248,000	493,283
Delta Electronics, Inc.	229,000	782,410
E Sun Financial Holdings Co. Ltd.	1,187,350	595,504
Motech Industries, Inc. (a)	458,000	352,790
Powertech Technology, Inc.	358,000	556,426
President Chain Store Corp.	126,000	623,314
SIMPLO Technology Co. Ltd.	88,300	435,303
St. Shine Optical Co. Ltd.	57,000	743,478
Synnex Technology International Corp.	286,000	605,094
Taiwan Hon Chuan Enterprise Co. Ltd.	258,000	549,387
Taiwan Mobile Co. Ltd.	219,000	764,738
Taiwan Semiconductor Manufacturing Co. Ltd.	444,035	1,353,117
Common Stocks - continued
	Shares	Value
Taiwan - continued
Unified-President Enterprises Corp.	684,800	$ 1,209,712
Wistron Corp.	540,000	518,555
WPG Holding Co. Ltd.	558,000	674,338
TOTAL TAIWAN		10,761,348
Turkey - 1.2%
Albaraka Turk Katilim Bankasi A/S	89,303	70,745
Anadolu Efes Biracilik Ve Malt Sanayii A/S	73,000	1,095,509
Boyner Buyuk Magazacilik A/S (a)	42,049	96,648
Coca-Cola Icecek A/S	39,789	772,473
Enka Insaat ve Sanayi A/S	224,680	596,640
Turkiye Garanti Bankasi A/S	121,500	580,218
Turkiye Petrol Rafinerile A/S	15,313	374,175
TOTAL TURKEY		3,586,408
United Arab Emirates - 0.2%
First Gulf Bank PJSC	214,355	609,858
United Kingdom - 16.8%
AMEC PLC	3,189	54,550
Anglo American PLC (United Kingdom)	12,500	383,871
Babcock International Group PLC	40,500	639,190
Barclays PLC	409,903	1,515,713
Bellway PLC	6,228	101,610
Berendsen PLC	5,246	47,662
BG Group PLC	113,677	2,105,046
BHP Billiton PLC	67,335	2,158,171
BHP Billiton PLC ADR	26,900	1,721,062
BP PLC sponsored ADR	42,587	1,826,556
British American Tobacco PLC (United Kingdom)	17,153	850,782
British Land Co. PLC	85,777	731,564
Britvic PLC	13,800	79,993
Bunzl PLC	43,757	723,782
Centrica PLC	199,975	1,045,902
Compass Group PLC	94,000	1,031,509
Dechra Pharmaceuticals PLC	8,600	85,629
Derwent London PLC	1,800	59,896
Elementis PLC	12,790	43,199
GlaxoSmithKline PLC sponsored ADR	79,097	3,551,455
Great Portland Estates PLC	15,772	119,014
H&T Group PLC	7,014	32,542
HSBC Holdings PLC sponsored ADR	61,131	3,017,426
Imperial Tobacco Group PLC	12,777	482,482
Common Stocks - continued
	Shares	Value
United Kingdom - continued
InterContinental Hotel Group PLC ADR	42,777	$ 1,053,170
Johnson Matthey PLC	23,377	848,427
Kingfisher PLC	116,601	544,737
Legal & General Group PLC	464,777	1,005,045
Meggitt PLC	25,298	157,583
National Grid PLC	139,691	1,593,114
Next PLC	9,400	540,935
Persimmon PLC	6,137	78,733
Prudential PLC	68,427	939,749
PZ Cussons PLC Class L	157,519	860,454
Reckitt Benckiser Group PLC	22,851	1,382,843
Reed Elsevier PLC	107,134	1,047,698
Rexam PLC	59,209	426,815
Rolls-Royce Group PLC	67,452	930,129
Rolls-Royce Group PLC Class C	5,126,352	8,273
Rotork PLC	18,503	680,193
Royal Dutch Shell PLC Class A sponsored ADR	76,315	5,226,051
SABMiller PLC	31,063	1,330,646
Scottish & Southern Energy PLC	50,824	1,187,609
Serco Group PLC	68,159	623,102
Shaftesbury PLC	40,537	358,483
Spectris PLC	4,170	116,283
Spirax-Sarco Engineering PLC	5,404	168,746
Standard Chartered PLC (United Kingdom)	73,695	1,740,472
Ted Baker PLC	3,775	57,751
Ultra Electronics Holdings PLC	4,101	112,043
Unite Group PLC	91,702	418,943
Victrex PLC	4,718	108,495
Vodafone Group PLC sponsored ADR	127,532	3,471,421
TOTAL UNITED KINGDOM		49,426,549
United States of America - 5.6%
Allergan, Inc.	6,500	584,480
Amazon.com, Inc. (a)	2,399	558,535
ANSYS, Inc. (a)	500	35,440
Autoliv, Inc.	16,910	974,016
Berkshire Hathaway, Inc. Class B (a)	9,945	858,751
BorgWarner, Inc. (a)	8,997	592,183
BPZ Energy, Inc. (a)	9,388	27,037
Broadridge Financial Solutions, Inc.	1,990	45,671
CME Group, Inc.	6,400	357,952
Cummins, Inc.	3,300	308,814
Common Stocks - continued
	Shares	Value
United States of America - continued
Cymer, Inc. (a)	6,083	$ 484,754
Dril-Quip, Inc. (a)	1,210	83,805
Evercore Partners, Inc. Class A	1,860	51,894
FMC Technologies, Inc. (a)	10,803	441,843
Freeport-McMoRan Copper & Gold, Inc.	6,100	237,168
Greenhill & Co., Inc.	1,270	60,604
Kansas City Southern	1,420	114,253
Martin Marietta Materials, Inc.	3,690	303,724
MasterCard, Inc. Class A	3,609	1,663,496
Mead Johnson Nutrition Co. Class A	14,000	863,240
Mohawk Industries, Inc. (a)	6,805	568,013
National Oilwell Varco, Inc.	8,900	655,930
Oceaneering International, Inc.	1,680	87,914
Philip Morris International, Inc.	21,100	1,868,616
PriceSmart, Inc.	6,850	568,482
ResMed, Inc.	15,140	604,692
Solera Holdings, Inc.	7,202	337,126
SS&C Technologies Holdings, Inc. (a)	11,854	284,852
Union Pacific Corp.	7,900	971,937
Virgin Media, Inc.	22,733	746,914
Visa, Inc. Class A	9,301	1,290,607
TOTAL UNITED STATES OF AMERICA		16,632,743
TOTAL COMMON STOCKS (Cost $273,143,791)		288,268,394
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.0%
Banco ABC Brasil SA	13,794	78,375
Germany - 0.5%
ProSiebenSat.1 Media AG	20,800	579,638
Volkswagen AG	4,434	917,242
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,351,389)		1,575,255
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $6,092,586)	6,092,586	$ 6,092,586
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $280,587,766)		295,936,235
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,370,438)
NET ASSETS - 100%		$ 294,565,797
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,990
Fidelity Securities Lending Cash Central Fund	151,487
Total	$ 158,477
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 30,059,832	$ 28,553,663	$ 1,506,169	$ -
Consumer Staples	41,431,676	36,196,531	5,235,145	-
Energy	22,006,300	18,060,766	3,945,534	-
Financials	63,247,920	56,727,668	6,520,252	-
Health Care	29,781,563	25,718,840	4,062,723	-
Industrials	36,211,061	33,899,326	2,311,735	-
Information Technology	18,619,115	17,265,998	1,353,117	-
Materials	25,475,141	21,158,812	4,316,329	-
Telecommunication Services	12,064,291	11,515,553	548,738	-
Utilities	10,946,750	9,353,636	1,593,114	-
Money Market Funds	6,092,586	6,092,586	-	-
Total Investments in Securities:	$ 295,936,235	$ 264,543,379	$ 31,392,856	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 19,846,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $274,495,180)	$ 289,843,649
Fidelity Central Funds (cost $6,092,586)	6,092,586
Total Investments (cost $280,587,766)		$ 295,936,235
Foreign currency held at value (cost $23,243)		23,223
Receivable for investments sold		526,923
Receivable for fund shares sold		122,914
Dividends receivable		650,136
Distributions receivable from Fidelity Central Funds		4,446
Receivable from investment adviser for expense reductions		1,586
Other receivables		26,309
Total assets		297,291,772

Liabilities
Payable to custodian bank	$ 472,489
Payable for investments purchased	806,751
Payable for fund shares redeemed	1,068,841
Accrued management fee	194,059
Distribution and service plan fees payable	4,561
Other affiliated payables	48,559
Other payables and accrued expenses	130,715
Total liabilities		2,725,975

Net Assets		$ 294,565,797
Net Assets consist of:
Paid in capital		$ 297,394,209
Undistributed net investment income		5,300,982
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,430,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,300,982
Net Assets		$ 294,565,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,766,838 ÷ 789,026 shares)	$ 7.31

Maximum offering price per share (100/94.25 of $7.31)	$ 7.76
Class T: Net Asset Value and redemption price per share ($2,348,287 ÷ 318,734 shares)	$ 7.37

Maximum offering price per share (100/96.50 of $7.37)	$ 7.64
Class B: Net Asset Value and offering price per share ($219,813 ÷ 30,007 shares)A	$ 7.33

Class C: Net Asset Value and offering price per share ($2,737,321 ÷ 374,276 shares)A	$ 7.31

Total International Equity: Net Asset Value, offering price and redemption price per share ($281,979,071 ÷ 38,522,819 shares)	$ 7.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,514,467 ÷ 207,475 shares)	$ 7.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 9,170,980
Interest		243
Income from Fidelity Central Funds		158,477
Income before foreign taxes withheld		9,329,700
Less foreign taxes withheld		(704,106)
Total income		8,625,594

Expenses
Management fee Basic fee	$ 1,851,948
Performance adjustment	105,713
Transfer agent fees	404,702
Distribution and service plan fees	44,605
Accounting and security lending fees	136,093
Custodian fees and expenses	312,577
Independent trustees' compensation	1,628
Registration fees	155,663
Audit	90,778
Legal	1,181
Interest	212
Miscellaneous	1,695
Total expenses before reductions	3,106,795
Expense reductions	(96,572)	3,010,223
Net investment income (loss)		5,615,371
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,404,014
Foreign currency transactions	(263,621)
Total net realized gain (loss)		9,140,393
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $35,138)	20,557,485
Assets and liabilities in foreign currencies	(20,296)
Total change in net unrealized appreciation (depreciation)		20,537,189
Net gain (loss)		29,677,582
Net increase (decrease) in net assets resulting from operations		$ 35,292,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,615,371	$ 1,864,848
Net realized gain (loss)	9,140,393	(8,998,027)
Change in net unrealized appreciation (depreciation)	20,537,189	(8,597,909)
Net increase (decrease) in net assets resulting from operations	35,292,953	(15,731,088)
Distributions to shareholders from net investment income	(1,867,192)	(953,041)
Distributions to shareholders from net realized gain	-	(220,294)
Total distributions	(1,867,192)	(1,173,335)
Share transactions - net increase (decrease)	122,647,348	86,742,563
Redemption fees	3,128	14,195
Total increase (decrease) in net assets	156,076,237	69,852,335

Net Assets
Beginning of period	138,489,560	68,637,225
End of period (including undistributed net investment income of $5,300,982 and undistributed net investment income of $1,552,849, respectively)	$ 294,565,797	$ 138,489,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.36	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.13	.11	.08	.06	.11
Net realized and unrealized gain (loss)	.59	(.69)	.95	1.55	(5.21)
Total from investment operations	.72	(.58)	1.03	1.61	(5.10)
Distributions from net investment income	(.08)	(.09)	(.04)	(.11)	-
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.08)	(.11)	(.07)	(.11)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.31	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Total Return A, B	10.88%	(8.03)%	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.57%	1.73%	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.45%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.42%	1.47%	1.47%	1.48%
Net investment income (loss)	1.88%	1.44%	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,767	$ 4,307	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.73	$ 7.41	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11	.09	.06	.04	.09
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.57	(5.21)
Total from investment operations	.70	(.59)	1.01	1.61	(5.12)
Distributions from net investment income	(.06)	(.07)	-	(.09)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.06)	(.09)	-	(.09)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.37	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Total Return A, B	10.52%	(8.08)%	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.84%	2.02%	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.70%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.72%	1.72%	1.73%
Net investment income (loss)	1.63%	1.19%	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,348	$ 997	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 7.37	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.03	.02	.05
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.56	(5.19)
Total from investment operations	.67	(.63)	.98	1.58	(5.14)
Distributions from net investment income	(.02)	(.04)	-	(.05)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.02)	(.06)	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.33	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Total Return A, B	10.05%	(8.66)%	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.34%	2.51%	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.22%	2.24%
Net investment income (loss)	1.13%	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220	$ 254	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.36	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.03	.02	.05
Net realized and unrealized gain (loss)	.58	(.69)	.94	1.56	(5.19)
Total from investment operations	.66	(.64)	.97	1.58	(5.14)
Distributions from net investment income	(.02)	(.03)	-	(.05)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.02)	(.05)	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.31	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Total Return A, B	9.98%	(8.72)%	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.31%	2.51%	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.22%	2.23%
Net investment income (loss)	1.13%	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,737	$ 1,396	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 7.37	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.15	.12	.09	.07	.13
Net realized and unrealized gain (loss)	.58	(.68)	.96	1.55	(5.21)
Total from investment operations	.73	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.10)	(.06)	(.12)	(.01)
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.10)	(.12)	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.32	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Total Return A	11.03%	(7.70)%	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.16%	1.42%	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.16%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.13%	1.17%	1.22%	1.22%	1.23%
Net investment income (loss)	2.16%	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,979	$ 131,338	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.35	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.14	.12	.10	.07	.13
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.55	(5.21)
Total from investment operations	.73	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.10)	(.08)	(.12)	(.01)
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.10)	(.12)	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.30	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Total Return A	11.06%	(7.72)%	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.48%	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.17%	1.23%	1.22%	1.23%
Net investment income (loss)	2.13%	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,514	$ 197	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 27,195,779
Gross unrealized depreciation	(13,448,638)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,747,141

Tax Cost	$ 282,189,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,696,955
Undistributed long-term capital gain	$ 309,806
Capital loss carryforward	$ (31,534,827)
Net unrealized appreciation (depreciation)	$ 13,734,792

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (6,969,886)
2017	(15,708,944)
2019	(8,855,997)
Total capital loss carryforward	$ (31,534,827)

As a result of a large subscription in December 2011, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $4,535,766 per year plus certain gains in the Fund existing at the time of the ownership change. As a result, at least $1,623,551 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 1,867,192	$ 1,173,335

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $402,947,967 and $277,094,245, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,621	$ 968
Class T	.25%	.25%	6,560	86
Class B	.75%	.25%	2,453	1,851
Class C	.75%	.25%	22,971	2,990
			$ 44,605	$ 5,895

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,215
Class T	893
Class B*	362
Class C*	249
$ 4,719

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,172.30
Class T	4,212.32
Class B	743.30
Class C	6,965.30
Total International Equity	375,719.15
Institutional Class	1,891.29
	$ 404,702

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,696 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,692,667.38%		$ 212

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

6. Committed Line of Credit - continued

amounted to $670 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $151,487. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 5,921
Class T	1.70%	1,880
Class B	2.20%	335
Class C	2.20%	2,543
Institutional Class	1.20%	416
		$ 11,095

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $85,477 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 48,329	$ 61,018
Class T	9,062	9,414
Class B	714	1,488
Class C	4,731	6,263
Total International Equity	1,801,469	873,280
Institutional Class	2,887	1,578
Total	$ 1,867,192	$ 953,041
From net realized gain
Class A	$ -	$ 16,196
Class T	-	3,213
Class B	-	1,016
Class C	-	4,485
Total International Equity	-	195,026
Institutional Class	-	358
Total	$ -	$ 220,294

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	388,955	231,083	$ 2,677,369	$ 1,708,687
Reinvestment of distributions	7,157	10,039	46,237	74,076
Shares redeemed	(252,362)	(279,366)	(1,699,392)	(2,035,449)
Net increase (decrease)	143,750	(38,244)	$ 1,024,214	$ (252,686)
Class T
Shares sold	207,939	37,121	$ 1,463,372	$ 276,509
Reinvestment of distributions	1,377	1,678	8,993	12,524
Shares redeemed	(38,757)	(25,970)	(259,817)	(191,826)
Net increase (decrease)	170,559	12,829	$ 1,212,548	$ 97,207

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	4,797	3,282	$ 32,306	$ 24,631
Reinvestment of distributions	108	331	705	2,469
Shares redeemed	(12,955)	(9,973)	(88,815)	(73,676)
Net increase (decrease)	(8,050)	(6,360)	$ (55,804)	$ (46,576)
Class C
Shares sold	258,694	66,879	$ 1,733,640	$ 498,161
Reinvestment of distributions	710	1,425	4,622	10,610
Shares redeemed	(94,222)	(52,554)	(638,538)	(388,669)
Net increase (decrease)	165,182	15,750	$ 1,099,724	$ 120,102
Total International Equity
Shares sold	32,478,543	16,784,298	$ 209,916,522	$ 125,543,898
Reinvestment of distributions	266,160	135,624	1,719,395	1,000,533
Shares redeemed	(13,867,286)	(5,532,363)	(93,416,780)	(39,913,646)
Net increase (decrease)	18,877,417	11,387,559	$ 118,219,137	$ 86,630,785
Institutional Class
Shares sold	198,611	26,909	$ 1,289,078	$ 202,383
Reinvestment of distributions	448	263	2,887	1,936
Shares redeemed	(21,161)	(1,422)	(144,436)	(10,588)
Net increase (decrease)	177,898	25,750	$ 1,147,529	$ 193,731

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 65% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.148	$0.245

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012 $309,806, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 4% of the dividends distributed in December 2011 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/11	$0.078	$0.0107

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one-year period and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there were portfolio management changes for the fund in February 2012 and September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011, the total expense ratio of Class B ranked equal to its competitive median for 2011, and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20% and 1.20% through December 31, 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIEI-UANN-1212
1.853356.104

Fidelity®

Total International Equity
Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Fidelity® Total International Equity Fund	11.03%	-4.68%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Alex Zavratsky, Co-Portfolio Manager of Fidelity® Total International Equity Fund: For the year, the fund's Retail Class shares gained 11.03%, significantly outpacing the MSCI index. The fund benefited from security selection in emerging markets - especially Brazil, South Korea, and Chile - and Japan. Good positioning in Europe overcame negative stock selection, specifically in Germany. An out-of-benchmark allocation to U.S. stocks also added, notably credit card network Visa. Conversely, stock picking in Canada modestly hurt. In sector terms, security selection helped in industrials, as did positioning in materials and health care. The top individual contributor was Belgian brewer Anheuser-Busch InBev, while, in health care, Denmark's Novo Nordisk and Australian biotechnology company CSL added value. Not owning Telefonica, a poor-performing Spanish telecom provider and benchmark component, also helped. In contrast, untimely ownership of South Korean electronics maker Samsung Electronics hurt, as did not owning Diageo, a strong-performing U.K.-based spirits company and benchmark component. An overweighting in Repsol, a Spain-based integrated oil and gas company, also detracted. Samsung was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,045.80	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.70%
Actual		$ 1,000.00	$ 1,043.90	$ 8.73
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class B	2.20%
Actual		$ 1,000.00	$ 1,042.70	$ 11.30
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,041.30	$ 11.29
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Total International Equity	1.14%
Actual		$ 1,000.00	$ 1,047.20	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.79
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,047.30	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 16.8%
Japan 10.8%
United States of America 7.2%
Switzerland 6.9%
Germany 5.1%
France 5.0%
Australia 4.8%
Taiwan 3.7%
Korea (South) 2.9%
Other 36.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 18.1%
Japan 13.5%
Switzerland 7.0%
United States of America 6.4%
Germany 5.7%
Australia 4.4%
France 4.3%
Taiwan 3.0%
India 2.6%
Other 35.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	98.8
Short-Term Investments and Net Other Assets (Liabilities)	1.6	1.2
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	2.2
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	2.2
Sanofi SA (France, Pharmaceuticals)	1.4	1.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.3	1.0
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.2	1.6
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.2	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.0	0.9
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.0	1.0
	14.2
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	19.8
Consumer Staples	14.4	14.7
Industrials	12.2	11.7
Consumer Discretionary	10.2	11.6
Health Care	9.8	10.6
Materials	8.7	7.4
Energy	7.4	7.6
Information Technology	6.3	6.0
Telecommunication Services	4.1	5.4
Utilities	3.9	4.0

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 4.8%
Australia & New Zealand Banking Group Ltd.	91,182	$ 2,408,879
Coca-Cola Amatil Ltd.	58,234	813,050
Commonwealth Bank of Australia	47,936	2,873,638
CSL Ltd.	35,275	1,739,318
Newcrest Mining Ltd.	19,905	546,107
Origin Energy Ltd.	38,131	449,650
Ramsay Health Care Ltd.	2,082	51,351
Sydney Airport unit	284,317	1,000,509
Telstra Corp. Ltd.	234,394	1,007,315
Transurban Group unit	73,700	465,146
Westfield Group unit	112,623	1,246,243
Woodside Petroleum Ltd.	18,232	651,045
Woolworths Ltd.	14,358	438,336
WorleyParsons Ltd.	22,067	565,107
TOTAL AUSTRALIA		14,255,694
Austria - 0.4%
Andritz AG	18,358	1,105,741
Zumtobel AG	5,000	53,421
TOTAL AUSTRIA		1,159,162
Bailiwick of Jersey - 0.8%
Atrium European Real Estate Ltd.	134,051	757,725
Informa PLC	52,073	336,299
Randgold Resources Ltd. sponsored ADR	6,760	808,428
Wolseley PLC	13,367	584,358
TOTAL BAILIWICK OF JERSEY		2,486,810
Belgium - 1.6%
Anheuser-Busch InBev SA NV	40,471	3,384,637
Gimv NV	1,703	82,312
KBC Groupe SA	9,918	232,808
Umicore SA	19,051	977,718
TOTAL BELGIUM		4,677,475
Bermuda - 2.0%
Cheung Kong Infrastructure Holdings Ltd.	70,000	410,062
First Pacific Co. Ltd.	764,000	850,745
GP Investments Ltd. (depositary receipt) (a)	12,300	28,403
Lazard Ltd. Class A	8,770	258,364
Li & Fung Ltd.	234,000	392,514
Pacific Basin Shipping Ltd.	1,704,000	912,459
Texwinca Holdings Ltd.	860,000	684,667
Common Stocks - continued
	Shares	Value
Bermuda - continued
Trinity Ltd.	964,000	$ 675,418
Vtech Holdings Ltd.	65,900	782,717
Yue Yuen Industrial (Holdings) Ltd.	222,000	766,253
TOTAL BERMUDA		5,761,602
Brazil - 2.4%
Arezzo Industria e Comercio SA	15,600	278,427
Banco Bradesco SA	123,000	1,618,764
Banco Pine SA	7,106	49,681
Duratex SA	98,200	683,177
Iguatemi Empresa de Shopping Centers SA	20,600	261,677
LPS Brasil Consultoria de Imoveis SA	30,100	517,215
Multiplan Empreendimentos Imobiliarios SA	16,100	471,653
Oi SA	123,916	585,704
Porto Seguro SA	73,000	776,347
Tractebel Energia SA	51,300	884,026
Weg SA	63,000	723,660
TOTAL BRAZIL		6,850,331
British Virgin Islands - 0.0%
Gem Diamonds Ltd. (a)	10,228	27,853
Canada - 0.9%
Agnico-Eagle Mines Ltd. (Canada)	6,440	363,606
Baytex Energy Corp.	700	31,855
Copper Mountain Mining Corp. (a)	6,600	26,697
Eldorado Gold Corp.	3,800	56,158
Fairfax Financial Holdings Ltd. (sub. vtg.)	705	261,536
First Quantum Minerals Ltd.	10,585	237,931
Goldcorp, Inc.	12,994	587,413
Open Text Corp. (a)	5,150	276,798
Painted Pony Petroleum Ltd. Class A (a)	3,200	34,603
Pason Systems, Inc.	3,700	60,274
Petrominerales Ltd.	3,125	25,063
Suncor Energy, Inc.	17,300	580,622
TAG Oil Ltd. (a)	4,700	32,941
TOTAL CANADA		2,575,497
Cayman Islands - 1.8%
ASM Pacific Technology Ltd.	53,400	595,320
Baidu.com, Inc. sponsored ADR (a)	3,500	373,170
ENN Energy Holdings Ltd.	122,000	507,674
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Haitian International Holdings Ltd.	512,000	$ 632,233
Kingboard Chemical Holdings Ltd.	213,000	633,499
Lee & Man Paper Manufacturing Ltd.	1,489,000	781,960
Sands China Ltd.	290,600	1,093,024
Vantage Drilling Co. (a)	15,200	27,968
Yingde Gases Group Co. Ltd.	750,500	711,760
TOTAL CAYMAN ISLANDS		5,356,608
Chile - 2.1%
Cencosud SA	120,432	657,289
Compania Cervecerias Unidas SA sponsored ADR	11,400	808,602
Embotelladora Andina SA sponsored ADR	18,600	704,568
Inversiones Aguas Metropolitanas SA	437,696	814,170
Isapre CruzBlanca SA	637,596	834,580
Parque Arauco SA	402,367	919,051
Quinenco SA	315,548	898,474
Sociedad Matriz SAAM SA	4,670,971	546,071
TOTAL CHILE		6,182,805
China - 1.1%
China BlueChemical Ltd. (H Shares)	1,336,000	846,415
China Oilfield Services Ltd. (H Shares)	430,000	815,608
China Shipping Development Co. Ltd. (H Shares)	1,472,000	773,032
Dongfeng Motor Group Co. Ltd. (H Shares)	544,000	673,854
TOTAL CHINA		3,108,909
Colombia - 0.3%
BanColombia SA sponsored ADR	11,500	736,230
Curacao - 0.2%
Schlumberger Ltd.	8,600	597,958
Denmark - 0.9%
Novo Nordisk A/S Series B sponsored ADR	15,200	2,436,408
William Demant Holding A/S (a)	4,110	353,488
TOTAL DENMARK		2,789,896
Finland - 0.8%
Nokian Tyres PLC	29,202	1,211,206
Outotec Oyj	6,412	312,241
Sampo OYJ (A Shares)	27,199	852,441
TOTAL FINLAND		2,375,888
Common Stocks - continued
	Shares	Value
France - 5.0%
Alstom SA	22,162	$ 756,911
Arkema SA	7,560	689,254
Atos Origin SA	10,510	705,784
BNP Paribas SA	42,351	2,130,407
Compagnie de St. Gobain	16,600	585,022
Danone SA	20,380	1,252,757
GDF Suez	39,743	912,036
Laurent-Perrier Group	859	73,261
Pernod Ricard SA	5,500	591,906
PPR SA	3,083	542,062
Remy Cointreau SA	5,281	547,734
Safran SA	15,114	601,315
Saft Groupe SA	2,629	58,457
Sanofi SA	46,258	4,062,723
Schneider Electric SA	6,245	390,436
Unibail-Rodamco	2,908	655,276
Vetoquinol SA	1,200	40,129
Virbac SA	520	90,653
TOTAL FRANCE		14,686,123
Germany - 4.6%
Allianz AG	15,953	1,978,008
alstria office REIT-AG	5,100	61,595
BASF AG	8,181	677,901
Bayer AG	24,293	2,115,637
Bilfinger Berger AG	1,167	114,187
CompuGROUP Holding AG	3,446	62,531
CTS Eventim AG	4,250	126,148
Daimler AG (Germany)	22,353	1,043,747
Deutsche Post AG	40,282	798,575
Fielmann AG	1,079	105,031
Fresenius SE & Co. KGaA	5,800	661,555
HeidelbergCement Finance AG	10,700	567,095
Linde AG	13,449	2,261,792
RWE AG	23,200	1,060,142
Siemens AG	13,786	1,389,063
Siemens AG sponsored ADR	5,669	572,059
Software AG (Bearer)	1,959	78,485
TOTAL GERMANY		13,673,551
Hong Kong - 2.5%
Cathay Pacific Airways Ltd.	393,000	711,959
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Cheung Kong Holdings Ltd.	78,000	$ 1,152,380
China Insurance International Holdings Co. Ltd. (a)	608,800	1,043,201
China Merchant Holdings International Co. Ltd.	234,000	775,969
China Resources Enterprise Ltd.	284,000	923,452
China Resources Power Holdings Co. Ltd.	250,000	535,480
Dah Chong Hong Holdings Ltd.	687,000	647,992
Hopewell Holdings Ltd.	163,500	589,651
Hysan Development Co. Ltd.	28,000	123,741
Television Broadcasts Ltd.	129,000	961,252
TOTAL HONG KONG		7,465,077
Hungary - 0.2%
Richter Gedeon PLC	3,700	690,100
India - 2.4%
Bharti Airtel Ltd.	173,106	867,541
Cipla Ltd.	79,925	539,666
Container Corp. of India Ltd.	33,774	630,253
Housing Development Finance Corp. Ltd. (a)	94,893	1,344,516
Jyothy Laboratories Ltd.	24,138	79,563
Max India Ltd. (a)	171,991	773,888
Piramal Enterprises Ltd.	58,571	540,588
Punjab National Bank	51,513	730,982
Satyam Computer Services Ltd. (a)	418,989	850,360
Tata Power Co. Ltd.	427,422	842,451
TOTAL INDIA		7,199,808
Indonesia - 0.2%
PT Kalbe Farma Tbk	6,357,000	641,985
Ireland - 0.6%
CRH PLC sponsored ADR	31,200	581,880
Elan Corp. PLC sponsored ADR (a)	28,485	307,638
FBD Holdings PLC	2,500	31,270
James Hardie Industries NV:
CDI	1,000	9,581
sponsored ADR	16,845	810,076
TOTAL IRELAND		1,740,445
Israel - 0.1%
Azrieli Group	11,296	252,176
Common Stocks - continued
	Shares	Value
Israel - continued
Ituran Location & Control Ltd.	4,361	$ 53,902
Strauss Group Ltd.	659	7,446
TOTAL ISRAEL		313,524
Italy - 1.6%
Azimut Holding SpA	7,614	96,419
ENI SpA	123,700	2,846,452
Fiat Industrial SpA	81,628	883,977
Interpump Group SpA	51,091	388,059
Saipem SpA	13,530	607,829
TOTAL ITALY		4,822,736
Japan - 10.8%
Aeon Credit Service Co. Ltd.	33,700	715,117
Air Water, Inc.	49,000	613,804
Aozora Bank Ltd.	158,000	445,321
Asahi Co. Ltd.	3,000	45,171
Astellas Pharma, Inc.	27,400	1,360,904
Autobacs Seven Co. Ltd.	11,900	488,194
Azbil Corp.	2,100	42,958
Chubu Electric Power Co., Inc.	36,200	373,201
Cosmos Pharmaceutical Corp.	400	39,434
Credit Saison Co. Ltd.	24,500	537,999
Daikoku Denki Co. Ltd.	1,000	25,304
Daikokutenbussan Co. Ltd.	3,800	120,812
Denso Corp.	64,500	2,019,109
Fanuc Corp.	7,700	1,225,943
Fast Retailing Co. Ltd.	3,400	757,259
FCC Co. Ltd.	5,500	98,866
Fields Corp.	2,000	28,761
GCA Savvian Group Corp.	44	52,251
Glory Ltd.	2,900	70,402
Goldcrest Co. Ltd.	3,280	49,346
Hitachi Ltd.	161,000	853,100
Honda Motor Co. Ltd.	50,100	1,506,169
INPEX Corp.	67	381,874
Itochu Corp.	60,800	608,533
Iwatsuka Confectionary Co. Ltd.	1,000	37,430
Japan Retail Fund Investment Corp.	257	468,414
Japan Tobacco, Inc.	53,900	1,489,458
JS Group Corp.	13,600	300,689
JSR Corp.	28,500	488,388
Common Stocks - continued
	Shares	Value
Japan - continued
Kamigumi Co. Ltd.	7,000	$ 56,470
Keyence Corp.	4,321	1,146,421
Kobayashi Pharmaceutical Co. Ltd.	10,700	564,957
Kyoto Kimono Yuzen Co. Ltd.	3,800	45,935
Meiko Network Japan Co. Ltd.	3,700	37,542
Miraial Co. Ltd.	300	5,712
Mitsubishi Corp.	43,100	769,354
Mitsubishi Estate Co. Ltd.	47,000	929,638
Mitsui Fudosan Co. Ltd.	27,000	545,547
Nabtesco Corp.	3,600	67,012
Nagaileben Co. Ltd.	3,700	54,320
Nihon M&A Center, Inc.	4,000	120,005
Nihon Parkerizing Co. Ltd.	5,000	75,473
Nintendo Co. Ltd.	3,600	463,585
Nippon Seiki Co. Ltd.	6,000	57,648
Nippon Telegraph & Telephone Corp.	12,000	548,738
Nippon Thompson Co. Ltd.	14,000	48,403
NS Tool Co., Ltd.	1,600	27,258
Obic Co. Ltd.	310	63,802
ORIX Corp.	6,400	657,397
Osaka Securities Exchange Co. Ltd.	14	52,173
OSG Corp.	5,200	68,070
Santen Pharmaceutical Co. Ltd.	13,300	582,281
Seven & i Holdings Co., Ltd.	50,600	1,560,531
Seven Bank Ltd.	232,500	664,036
SHO-BOND Holdings Co. Ltd.	12,400	374,811
Shoei Co. Ltd.	3,900	21,251
SMC Corp.	2,200	346,687
Softbank Corp.	19,900	629,930
Sumitomo Mitsui Financial Group, Inc.	64,700	1,977,038
Sumitomo Realty & Development Co. Ltd.	20,000	552,173
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	65,640
Tocalo Co. Ltd.	2,000	29,037
Toyo Suisan Kaisha Ltd.	16,000	398,647
Tsutsumi Jewelry Co. Ltd.	1,200	27,523
Unicharm Corp.	10,100	546,561
USS Co. Ltd.	15,840	1,664,758
Yamato Kogyo Co. Ltd.	23,200	651,274
TOTAL JAPAN		31,741,849
Korea (South) - 2.9%
AMOREPACIFIC Corp.	595	676,682
Common Stocks - continued
	Shares	Value
Korea (South) - continued
BS Financial Group, Inc.	91,770	$ 1,039,474
E-Mart Co. Ltd.	3,360	728,814
Kiwoom Securities Co. Ltd.	11,170	565,507
LG Corp.	21,485	1,312,368
LG Household & Health Care Ltd.	1,406	826,589
NICE Holdings Co. Ltd.	600	31,862
NICE Information Service Co. Ltd.	7,500	33,018
S1 Corp.	10,741	648,211
Samsung Fire & Marine Insurance Co. Ltd.	4,109	898,816
Shinsegae Co. Ltd.	4,287	766,715
Woongjin Coway Co. Ltd.	1,880	68,453
Yuhan Corp.	4,588	793,197
TOTAL KOREA (SOUTH)		8,389,706
Malaysia - 0.5%
Axiata Group Bhd	381,100	817,000
Top Glove Corp. Bhd	393,700	691,495
TOTAL MALAYSIA		1,508,495
Mexico - 0.5%
Bolsa Mexicana de Valores SA de CV	406,600	900,209
Urbi, Desarrollos Urbanos, SA de CV (a)	892,000	556,563
TOTAL MEXICO		1,456,772
Netherlands - 1.9%
Aalberts Industries NV	6,400	116,135
ASM International NV unit	2,250	71,370
ASML Holding NV	28,800	1,583,136
D.E. Master Blenders 1753 NV (a)	29,200	356,865
Heijmans NV unit	3,381	28,629
ING Groep NV (Certificaten Van Aandelen) (a)	152,478	1,356,770
Koninklijke Philips Electronics NV	36,839	922,672
QIAGEN NV (a)	3,000	52,350
Unilever NV (Certificaten Van Aandelen) (Bearer)	27,200	999,726
TOTAL NETHERLANDS		5,487,653
Norway - 0.5%
Orkla ASA (A Shares)	53,082	419,904
Telenor ASA	45,711	898,778
TOTAL NORWAY		1,318,682
Papua New Guinea - 0.3%
Oil Search Ltd. ADR	107,827	832,758
Common Stocks - continued
	Shares	Value
Philippines - 0.6%
BDO Unibank, Inc.	666,132	$ 1,037,286
Jollibee Food Corp.	26,900	69,181
Manila Water Co., Inc.	1,106,700	780,883
TOTAL PHILIPPINES		1,887,350
Poland - 0.2%
Warsaw Stock Exchange	54,438	639,414
Portugal - 0.4%
Jeronimo Martins SGPS SA	64,569	1,129,830
Singapore - 1.9%
Ascendas India Trust	931,000	580,062
Ascendas Real Estate Investment Trust	310,000	599,770
Bumitama Agri Ltd.	859,000	707,735
ComfortDelgro Corp. Ltd.	266,000	368,536
Ezra Holdings Ltd.	687,000	627,976
Global Logistic Properties Ltd.	372,000	783,768
Singapore Telecommunications Ltd.	267,000	704,820
United Overseas Bank Ltd.	77,746	1,164,469
TOTAL SINGAPORE		5,537,136
South Africa - 2.8%
African Rainbow Minerals Ltd.	2,600	54,425
AngloGold Ashanti Ltd.	27,700	935,854
Bidvest Group Ltd.	29,400	701,716
City Lodge Hotels Ltd.	2,500	26,526
Clicks Group Ltd.	69,625	480,031
Impala Platinum Holdings Ltd.	46,100	829,419
Mr Price Group Ltd.	3,100	47,891
MTN Group Ltd.	60,100	1,083,660
Nampak Ltd.	176,100	586,956
Reunert Ltd.	63,000	554,969
Sasol Ltd.	25,800	1,099,082
Standard Bank Group Ltd.	82,600	1,020,372
Tiger Brands Ltd.	28,600	909,062
TOTAL SOUTH AFRICA		8,329,963
Spain - 1.4%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	194,128	1,611,262
Grifols SA (a)	1,546	53,623
Inditex SA	8,110	1,034,779
Common Stocks - continued
	Shares	Value
Spain - continued
Prosegur Compania de Seguridad SA (Reg.)	96,376	$ 524,655
Repsol YPF SA	42,765	854,728
TOTAL SPAIN		4,079,047
Sweden - 1.5%
ASSA ABLOY AB (B Shares)	19,600	653,343
Fagerhult AB	11,100	274,450
H&M Hennes & Mauritz AB (B Shares)	33,386	1,129,997
Intrum Justitia AB	23,463	339,587
Svenska Handelsbanken AB (A Shares)	32,600	1,116,664
Swedish Match Co. AB	25,950	884,183
TOTAL SWEDEN		4,398,224
Switzerland - 6.9%
Holcim Ltd. (Reg.)	13,460	918,483
Nestle SA	105,629	6,703,182
Roche Holding AG (participation certificate)	28,367	5,455,309
Schindler Holding AG:
(participation certificate)	3,536	465,873
(Reg.)	820	106,099
Swatch Group AG (Bearer)	1,230	509,011
Swisscom AG	1,648	684,646
Syngenta AG (Switzerland)	3,135	1,222,304
UBS AG (NY Shares)	169,037	2,538,936
Zehnder Group AG	993	58,484
Zurich Financial Services AG	6,802	1,676,215
TOTAL SWITZERLAND		20,338,542
Taiwan - 3.7%
Chinatrust Financial Holding Co. Ltd.	2,114	1,165
Chroma ATE, Inc.	264,116	502,734
CTCI Corp.	248,000	493,283
Delta Electronics, Inc.	229,000	782,410
E Sun Financial Holdings Co. Ltd.	1,187,350	595,504
Motech Industries, Inc. (a)	458,000	352,790
Powertech Technology, Inc.	358,000	556,426
President Chain Store Corp.	126,000	623,314
SIMPLO Technology Co. Ltd.	88,300	435,303
St. Shine Optical Co. Ltd.	57,000	743,478
Synnex Technology International Corp.	286,000	605,094
Taiwan Hon Chuan Enterprise Co. Ltd.	258,000	549,387
Taiwan Mobile Co. Ltd.	219,000	764,738
Taiwan Semiconductor Manufacturing Co. Ltd.	444,035	1,353,117
Common Stocks - continued
	Shares	Value
Taiwan - continued
Unified-President Enterprises Corp.	684,800	$ 1,209,712
Wistron Corp.	540,000	518,555
WPG Holding Co. Ltd.	558,000	674,338
TOTAL TAIWAN		10,761,348
Turkey - 1.2%
Albaraka Turk Katilim Bankasi A/S	89,303	70,745
Anadolu Efes Biracilik Ve Malt Sanayii A/S	73,000	1,095,509
Boyner Buyuk Magazacilik A/S (a)	42,049	96,648
Coca-Cola Icecek A/S	39,789	772,473
Enka Insaat ve Sanayi A/S	224,680	596,640
Turkiye Garanti Bankasi A/S	121,500	580,218
Turkiye Petrol Rafinerile A/S	15,313	374,175
TOTAL TURKEY		3,586,408
United Arab Emirates - 0.2%
First Gulf Bank PJSC	214,355	609,858
United Kingdom - 16.8%
AMEC PLC	3,189	54,550
Anglo American PLC (United Kingdom)	12,500	383,871
Babcock International Group PLC	40,500	639,190
Barclays PLC	409,903	1,515,713
Bellway PLC	6,228	101,610
Berendsen PLC	5,246	47,662
BG Group PLC	113,677	2,105,046
BHP Billiton PLC	67,335	2,158,171
BHP Billiton PLC ADR	26,900	1,721,062
BP PLC sponsored ADR	42,587	1,826,556
British American Tobacco PLC (United Kingdom)	17,153	850,782
British Land Co. PLC	85,777	731,564
Britvic PLC	13,800	79,993
Bunzl PLC	43,757	723,782
Centrica PLC	199,975	1,045,902
Compass Group PLC	94,000	1,031,509
Dechra Pharmaceuticals PLC	8,600	85,629
Derwent London PLC	1,800	59,896
Elementis PLC	12,790	43,199
GlaxoSmithKline PLC sponsored ADR	79,097	3,551,455
Great Portland Estates PLC	15,772	119,014
H&T Group PLC	7,014	32,542
HSBC Holdings PLC sponsored ADR	61,131	3,017,426
Imperial Tobacco Group PLC	12,777	482,482
Common Stocks - continued
	Shares	Value
United Kingdom - continued
InterContinental Hotel Group PLC ADR	42,777	$ 1,053,170
Johnson Matthey PLC	23,377	848,427
Kingfisher PLC	116,601	544,737
Legal & General Group PLC	464,777	1,005,045
Meggitt PLC	25,298	157,583
National Grid PLC	139,691	1,593,114
Next PLC	9,400	540,935
Persimmon PLC	6,137	78,733
Prudential PLC	68,427	939,749
PZ Cussons PLC Class L	157,519	860,454
Reckitt Benckiser Group PLC	22,851	1,382,843
Reed Elsevier PLC	107,134	1,047,698
Rexam PLC	59,209	426,815
Rolls-Royce Group PLC	67,452	930,129
Rolls-Royce Group PLC Class C	5,126,352	8,273
Rotork PLC	18,503	680,193
Royal Dutch Shell PLC Class A sponsored ADR	76,315	5,226,051
SABMiller PLC	31,063	1,330,646
Scottish & Southern Energy PLC	50,824	1,187,609
Serco Group PLC	68,159	623,102
Shaftesbury PLC	40,537	358,483
Spectris PLC	4,170	116,283
Spirax-Sarco Engineering PLC	5,404	168,746
Standard Chartered PLC (United Kingdom)	73,695	1,740,472
Ted Baker PLC	3,775	57,751
Ultra Electronics Holdings PLC	4,101	112,043
Unite Group PLC	91,702	418,943
Victrex PLC	4,718	108,495
Vodafone Group PLC sponsored ADR	127,532	3,471,421
TOTAL UNITED KINGDOM		49,426,549
United States of America - 5.6%
Allergan, Inc.	6,500	584,480
Amazon.com, Inc. (a)	2,399	558,535
ANSYS, Inc. (a)	500	35,440
Autoliv, Inc.	16,910	974,016
Berkshire Hathaway, Inc. Class B (a)	9,945	858,751
BorgWarner, Inc. (a)	8,997	592,183
BPZ Energy, Inc. (a)	9,388	27,037
Broadridge Financial Solutions, Inc.	1,990	45,671
CME Group, Inc.	6,400	357,952
Cummins, Inc.	3,300	308,814
Common Stocks - continued
	Shares	Value
United States of America - continued
Cymer, Inc. (a)	6,083	$ 484,754
Dril-Quip, Inc. (a)	1,210	83,805
Evercore Partners, Inc. Class A	1,860	51,894
FMC Technologies, Inc. (a)	10,803	441,843
Freeport-McMoRan Copper & Gold, Inc.	6,100	237,168
Greenhill & Co., Inc.	1,270	60,604
Kansas City Southern	1,420	114,253
Martin Marietta Materials, Inc.	3,690	303,724
MasterCard, Inc. Class A	3,609	1,663,496
Mead Johnson Nutrition Co. Class A	14,000	863,240
Mohawk Industries, Inc. (a)	6,805	568,013
National Oilwell Varco, Inc.	8,900	655,930
Oceaneering International, Inc.	1,680	87,914
Philip Morris International, Inc.	21,100	1,868,616
PriceSmart, Inc.	6,850	568,482
ResMed, Inc.	15,140	604,692
Solera Holdings, Inc.	7,202	337,126
SS&C Technologies Holdings, Inc. (a)	11,854	284,852
Union Pacific Corp.	7,900	971,937
Virgin Media, Inc.	22,733	746,914
Visa, Inc. Class A	9,301	1,290,607
TOTAL UNITED STATES OF AMERICA		16,632,743
TOTAL COMMON STOCKS (Cost $273,143,791)		288,268,394
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.0%
Banco ABC Brasil SA	13,794	78,375
Germany - 0.5%
ProSiebenSat.1 Media AG	20,800	579,638
Volkswagen AG	4,434	917,242
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,351,389)		1,575,255
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $6,092,586)	6,092,586	$ 6,092,586
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $280,587,766)		295,936,235
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,370,438)
NET ASSETS - 100%		$ 294,565,797
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,990
Fidelity Securities Lending Cash Central Fund	151,487
Total	$ 158,477
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 30,059,832	$ 28,553,663	$ 1,506,169	$ -
Consumer Staples	41,431,676	36,196,531	5,235,145	-
Energy	22,006,300	18,060,766	3,945,534	-
Financials	63,247,920	56,727,668	6,520,252	-
Health Care	29,781,563	25,718,840	4,062,723	-
Industrials	36,211,061	33,899,326	2,311,735	-
Information Technology	18,619,115	17,265,998	1,353,117	-
Materials	25,475,141	21,158,812	4,316,329	-
Telecommunication Services	12,064,291	11,515,553	548,738	-
Utilities	10,946,750	9,353,636	1,593,114	-
Money Market Funds	6,092,586	6,092,586	-	-
Total Investments in Securities:	$ 295,936,235	$ 264,543,379	$ 31,392,856	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 19,846,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $274,495,180)	$ 289,843,649
Fidelity Central Funds (cost $6,092,586)	6,092,586
Total Investments (cost $280,587,766)		$ 295,936,235
Foreign currency held at value (cost $23,243)		23,223
Receivable for investments sold		526,923
Receivable for fund shares sold		122,914
Dividends receivable		650,136
Distributions receivable from Fidelity Central Funds		4,446
Receivable from investment adviser for expense reductions		1,586
Other receivables		26,309
Total assets		297,291,772

Liabilities
Payable to custodian bank	$ 472,489
Payable for investments purchased	806,751
Payable for fund shares redeemed	1,068,841
Accrued management fee	194,059
Distribution and service plan fees payable	4,561
Other affiliated payables	48,559
Other payables and accrued expenses	130,715
Total liabilities		2,725,975

Net Assets		$ 294,565,797
Net Assets consist of:
Paid in capital		$ 297,394,209
Undistributed net investment income		5,300,982
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,430,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,300,982
Net Assets		$ 294,565,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,766,838 ÷ 789,026 shares)	$ 7.31

Maximum offering price per share (100/94.25 of $7.31)	$ 7.76
Class T: Net Asset Value and redemption price per share ($2,348,287 ÷ 318,734 shares)	$ 7.37

Maximum offering price per share (100/96.50 of $7.37)	$ 7.64
Class B: Net Asset Value and offering price per share ($219,813 ÷ 30,007 shares)A	$ 7.33

Class C: Net Asset Value and offering price per share ($2,737,321 ÷ 374,276 shares)A	$ 7.31

Total International Equity: Net Asset Value, offering price and redemption price per share ($281,979,071 ÷ 38,522,819 shares)	$ 7.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,514,467 ÷ 207,475 shares)	$ 7.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 9,170,980
Interest		243
Income from Fidelity Central Funds		158,477
Income before foreign taxes withheld		9,329,700
Less foreign taxes withheld		(704,106)
Total income		8,625,594

Expenses
Management fee Basic fee	$ 1,851,948
Performance adjustment	105,713
Transfer agent fees	404,702
Distribution and service plan fees	44,605
Accounting and security lending fees	136,093
Custodian fees and expenses	312,577
Independent trustees' compensation	1,628
Registration fees	155,663
Audit	90,778
Legal	1,181
Interest	212
Miscellaneous	1,695
Total expenses before reductions	3,106,795
Expense reductions	(96,572)	3,010,223
Net investment income (loss)		5,615,371
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,404,014
Foreign currency transactions	(263,621)
Total net realized gain (loss)		9,140,393
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $35,138)	20,557,485
Assets and liabilities in foreign currencies	(20,296)
Total change in net unrealized appreciation (depreciation)		20,537,189
Net gain (loss)		29,677,582
Net increase (decrease) in net assets resulting from operations		$ 35,292,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,615,371	$ 1,864,848
Net realized gain (loss)	9,140,393	(8,998,027)
Change in net unrealized appreciation (depreciation)	20,537,189	(8,597,909)
Net increase (decrease) in net assets resulting from operations	35,292,953	(15,731,088)
Distributions to shareholders from net investment income	(1,867,192)	(953,041)
Distributions to shareholders from net realized gain	-	(220,294)
Total distributions	(1,867,192)	(1,173,335)
Share transactions - net increase (decrease)	122,647,348	86,742,563
Redemption fees	3,128	14,195
Total increase (decrease) in net assets	156,076,237	69,852,335

Net Assets
Beginning of period	138,489,560	68,637,225
End of period (including undistributed net investment income of $5,300,982 and undistributed net investment income of $1,552,849, respectively)	$ 294,565,797	$ 138,489,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.36	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.13	.11	.08	.06	.11
Net realized and unrealized gain (loss)	.59	(.69)	.95	1.55	(5.21)
Total from investment operations	.72	(.58)	1.03	1.61	(5.10)
Distributions from net investment income	(.08)	(.09)	(.04)	(.11)	-
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.08)	(.11)	(.07)	(.11)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.31	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Total Return A, B	10.88%	(8.03)%	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.57%	1.73%	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.45%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.42%	1.47%	1.47%	1.48%
Net investment income (loss)	1.88%	1.44%	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,767	$ 4,307	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.73	$ 7.41	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11	.09	.06	.04	.09
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.57	(5.21)
Total from investment operations	.70	(.59)	1.01	1.61	(5.12)
Distributions from net investment income	(.06)	(.07)	-	(.09)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.06)	(.09)	-	(.09)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.37	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Total Return A, B	10.52%	(8.08)%	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.84%	2.02%	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.70%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.72%	1.72%	1.73%
Net investment income (loss)	1.63%	1.19%	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,348	$ 997	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 7.37	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.03	.02	.05
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.56	(5.19)
Total from investment operations	.67	(.63)	.98	1.58	(5.14)
Distributions from net investment income	(.02)	(.04)	-	(.05)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.02)	(.06)	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.33	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Total Return A, B	10.05%	(8.66)%	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.34%	2.51%	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.22%	2.24%
Net investment income (loss)	1.13%	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220	$ 254	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.36	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.03	.02	.05
Net realized and unrealized gain (loss)	.58	(.69)	.94	1.56	(5.19)
Total from investment operations	.66	(.64)	.97	1.58	(5.14)
Distributions from net investment income	(.02)	(.03)	-	(.05)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.02)	(.05)	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.31	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Total Return A, B	9.98%	(8.72)%	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.31%	2.51%	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.20%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.17%	2.22%	2.22%	2.23%
Net investment income (loss)	1.13%	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,737	$ 1,396	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 7.37	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.15	.12	.09	.07	.13
Net realized and unrealized gain (loss)	.58	(.68)	.96	1.55	(5.21)
Total from investment operations	.73	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.10)	(.06)	(.12)	(.01)
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.10)	(.12)	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.32	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Total Return A	11.03%	(7.70)%	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.16%	1.42%	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.16%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.13%	1.17%	1.22%	1.22%	1.23%
Net investment income (loss)	2.16%	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,979	$ 131,338	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.35	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.14	.12	.10	.07	.13
Net realized and unrealized gain (loss)	.59	(.68)	.95	1.55	(5.21)
Total from investment operations	.73	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.10)	(.08)	(.12)	(.01)
Distributions from net realized gain	-	(.02)	(.03)	-	-
Total distributions	(.10)	(.12)	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.30	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Total Return A	11.06%	(7.72)%	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.48%	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.20%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.17%	1.23%	1.22%	1.23%
Net investment income (loss)	2.13%	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,514	$ 197	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	110%	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

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3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 27,195,779
Gross unrealized depreciation	(13,448,638)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,747,141

Tax Cost	$ 282,189,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,696,955
Undistributed long-term capital gain	$ 309,806
Capital loss carryforward	$ (31,534,827)
Net unrealized appreciation (depreciation)	$ 13,734,792

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (6,969,886)
2017	(15,708,944)
2019	(8,855,997)
Total capital loss carryforward	$ (31,534,827)

As a result of a large subscription in December 2011, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $4,535,766 per year plus certain gains in the Fund existing at the time of the ownership change. As a result, at least $1,623,551 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 1,867,192	$ 1,173,335

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $402,947,967 and $277,094,245, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,621	$ 968
Class T	.25%	.25%	6,560	86
Class B	.75%	.25%	2,453	1,851
Class C	.75%	.25%	22,971	2,990
			$ 44,605	$ 5,895

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,215
Class T	893
Class B*	362
Class C*	249
$ 4,719

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,172.30
Class T	4,212.32
Class B	743.30
Class C	6,965.30
Total International Equity	375,719.15
Institutional Class	1,891.29
	$ 404,702

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,696 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,692,667.38%		$ 212

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

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6. Committed Line of Credit - continued

amounted to $670 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $151,487. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 5,921
Class T	1.70%	1,880
Class B	2.20%	335
Class C	2.20%	2,543
Institutional Class	1.20%	416
		$ 11,095

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Notes to Financial Statements - continued

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $85,477 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 48,329	$ 61,018
Class T	9,062	9,414
Class B	714	1,488
Class C	4,731	6,263
Total International Equity	1,801,469	873,280
Institutional Class	2,887	1,578
Total	$ 1,867,192	$ 953,041
From net realized gain
Class A	$ -	$ 16,196
Class T	-	3,213
Class B	-	1,016
Class C	-	4,485
Total International Equity	-	195,026
Institutional Class	-	358
Total	$ -	$ 220,294

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	388,955	231,083	$ 2,677,369	$ 1,708,687
Reinvestment of distributions	7,157	10,039	46,237	74,076
Shares redeemed	(252,362)	(279,366)	(1,699,392)	(2,035,449)
Net increase (decrease)	143,750	(38,244)	$ 1,024,214	$ (252,686)
Class T
Shares sold	207,939	37,121	$ 1,463,372	$ 276,509
Reinvestment of distributions	1,377	1,678	8,993	12,524
Shares redeemed	(38,757)	(25,970)	(259,817)	(191,826)
Net increase (decrease)	170,559	12,829	$ 1,212,548	$ 97,207

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10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	4,797	3,282	$ 32,306	$ 24,631
Reinvestment of distributions	108	331	705	2,469
Shares redeemed	(12,955)	(9,973)	(88,815)	(73,676)
Net increase (decrease)	(8,050)	(6,360)	$ (55,804)	$ (46,576)
Class C
Shares sold	258,694	66,879	$ 1,733,640	$ 498,161
Reinvestment of distributions	710	1,425	4,622	10,610
Shares redeemed	(94,222)	(52,554)	(638,538)	(388,669)
Net increase (decrease)	165,182	15,750	$ 1,099,724	$ 120,102
Total International Equity
Shares sold	32,478,543	16,784,298	$ 209,916,522	$ 125,543,898
Reinvestment of distributions	266,160	135,624	1,719,395	1,000,533
Shares redeemed	(13,867,286)	(5,532,363)	(93,416,780)	(39,913,646)
Net increase (decrease)	18,877,417	11,387,559	$ 118,219,137	$ 86,630,785
Institutional Class
Shares sold	198,611	26,909	$ 1,289,078	$ 202,383
Reinvestment of distributions	448	263	2,887	1,936
Shares redeemed	(21,161)	(1,422)	(144,436)	(10,588)
Net increase (decrease)	177,898	25,750	$ 1,147,529	$ 193,731

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 65% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay on December 10, 2012, to shareholders of record at the opening of business on December 7, 2012, a distribution of $0.245 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.148 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012 $309,806, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December 2011 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Total International Equity Fund	12/05/11	$0.078	$0.0107

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one-year period and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period, although the three-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there were portfolio management changes for the fund in February 2012 and September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2011, the total expense ratio of Class B ranked equal to its competitive median for 2011, and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20% and 1.20% through December 31, 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

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TIE-UANN-1212
1.912357.102

Fidelity®

Diversified International
Fund -

Class K

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	7.86%	-5.83%	8.58%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund - Class K on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Class K shares returned 7.86%, solidly outperforming the 4.76% gain of the MSCI® EAFE® Index. Stock selection in information technology, consumer staples, health care and consumer discretionary helped relative performance. Geographically, the fund benefited from security selection in Europe - particularly Spain and France - and Japan. Top individual contributors included Danish pharmaceuticals firm Novo Nordisk, U.S. consumer electronics giant Apple, Belgian brewer Anheuser-Busch InBev, South Korean snack maker Orion, Spanish online retailer Inditex, South Korea's Samsung Electronics and not owning Spanish telecommunications company and index component Telefonica. Conversely, stock selection in energy and an underweighting in financials hurt. Among the main detractors were Canadian energy exploration and production companies Niko Resources and Petrominerales, Japanese Internet retailer Rakuten, Australian gold firm Newcrest Mining and Chinese search engine company Baidu, which is listed in the Cayman Islands. Some of the stocks mentioned in this review were not in the index, and Niko was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Diversified International	1.05%
Actual		$ 1,000.00	$ 1,022.90	$ 5.34
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.33
Class K	.88%
Actual		$ 1,000.00	$ 1,024.00	$ 4.48
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom	16.5%
Japan	14.0%
United States of America	10.0%
Germany	8.9%
France	8.4%
Switzerland	5.3%
Australia	4.3%
Spain	3.3%
Canada	3.3%
Other	26.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom	17.7%
Japan	15.3%
United States of America	8.8%
Germany	8.6%
France	7.5%
Switzerland	4.7%
Australia	3.9%
Canada	3.6%
Denmark	3.2%
Other	26.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.7	95.6
Short-Term Investments and Net Other Assets (Liabilities)	5.3	4.4
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.6	2.7
Sanofi SA (France, Pharmaceuticals)	2.6	2.0
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.3	2.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.2	1.7
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	2.1	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	1.8
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.9	1.4
Nestle SA (Switzerland, Food Products)	1.8	1.6
Inditex SA (Spain, Specialty Retail)	1.7	1.2
ORIX Corp. (Japan, Diversified Financial Services)	1.5	1.4
	20.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	15.2	16.0
Financials	14.9	15.0
Consumer Staples	13.8	12.1
Health Care	12.5	10.8
Information Technology	10.6	11.0
Materials	8.2	8.7
Industrials	7.5	7.8
Energy	6.8	9.2
Telecommunication Services	4.7	4.7
Utilities	0.5	0.3

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value
Australia - 4.3%
Australia & New Zealand Banking Group Ltd.	6,023,852	$ 159,140,367
BHP Billiton Ltd. sponsored ADR (d)	6,546,864	463,125,159
CSL Ltd.	1,727,496	85,178,293
Iluka Resources Ltd.	2,498,732	25,730,583
Newcrest Mining Ltd.	3,231,215	88,650,521
Origin Energy Ltd.	3,253,432	38,365,277
Spark Infrastructure Group unit	15,030,146	26,367,453
Telstra Corp. Ltd.	13,908,276	59,771,192
TOTAL AUSTRALIA		946,328,845
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	40,590,837	142,994,060
Bailiwick of Jersey - 1.4%
Experian PLC	9,017,072	155,698,910
Randgold Resources Ltd. sponsored ADR	484,800	57,977,232
Shire PLC	1,558,700	43,829,970
WPP PLC	3,752,709	48,504,824
TOTAL BAILIWICK OF JERSEY		306,010,936
Belgium - 2.3%
Anheuser-Busch InBev SA NV	5,709,430	477,486,248
Anheuser-Busch InBev SA NV (strip VVPR)	5,250,900	6,806
UCB SA	410,500	23,943,131
TOTAL BELGIUM		501,436,185
Bermuda - 0.2%
Assured Guaranty Ltd.	2,994,300	41,590,827
Brazil - 1.1%
Anhanguera Educacional Participacoes SA	2,501,300	43,842,485
BR Malls Participacoes SA	724,200	9,520,268
Estacio Participacoes SA	2,338,265	44,553,731
Kroton Educacional SA unit (a)	1,279,200	25,570,774
Qualicorp SA (a)	4,596,000	47,158,189
Souza Cruz SA	3,313,300	43,230,078
Tractebel Energia SA	1,894,800	32,652,076
TOTAL BRAZIL		246,527,601
British Virgin Islands - 0.2%
Camelot Information Systems, Inc. ADR (a)	1,810,103	2,371,235
Mail.ru Group Ltd. GDR (Reg. S)	1,047,500	34,934,125
TOTAL BRITISH VIRGIN ISLANDS		37,305,360
Canada - 3.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	769,500	37,798,919
ARC Resources Ltd. (d)	867,500	21,063,204
Canadian Natural Resources Ltd.	2,709,500	81,658,022
Catamaran Corp. (a)	500,600	23,507,524
CGI Group, Inc. Class A (sub. vtg.) (a)	1,238,000	32,389,427
Fairfax Financial Holdings Ltd. (sub. vtg.)	161,600	59,949,353

	Shares	Value
Franco-Nevada Corp.	853,100	$ 49,123,185
Goldcorp, Inc.	1,829,000	82,682,703
Painted Pony Petroleum Ltd. (a)(e)(f)	2,485,600	26,878,078
Painted Pony Petroleum Ltd. Class A (a)(e)	3,983,070	43,070,995
Penn West Petroleum Ltd.	1,779,000	23,102,508
Petrobank Energy & Resources Ltd. (a)	2,895,100	39,770,485
Petrominerales Ltd.	1,377,875	11,050,592
Suncor Energy, Inc.	3,662,400	122,917,295
Tourmaline Oil Corp. (a)	1,416,200	46,793,091
TransForce, Inc.	265,900	4,853,424
Turquoise Hill Resources Ltd. (a)	2,681,541	20,969,047
TOTAL CANADA		727,577,852
Cayman Islands - 1.5%
Baidu.com, Inc. sponsored ADR (a)	1,158,900	123,561,918
Haitian International Holdings Ltd.	6,743,000	8,326,464
Hengan International Group Co. Ltd.	9,291,500	84,642,022
HiSoft Technology International Ltd. ADR (a)(e)	1,697,800	17,640,142
Sands China Ltd.	23,448,800	88,197,176
TOTAL CAYMAN ISLANDS		322,367,722
Curacao - 0.4%
Schlumberger Ltd.	1,136,200	78,999,986
Denmark - 3.0%
Novo Nordisk A/S Series B	3,675,339	589,213,858
William Demant Holding A/S (a)	957,003	82,308,893
TOTAL DENMARK		671,522,751
France - 8.4%
Alstom SA	575,549	19,657,043
Arkema SA	862,900	78,671,621
AXA SA	4,419,200	70,253,259
BNP Paribas SA	5,146,376	258,881,145
Bureau Veritas SA	853,700	90,657,451
Dassault Aviation SA (d)	35,665	32,151,011
Edenred SA	1,660,790	48,057,531
Essilor International SA	1,576,620	142,127,930
JCDecaux SA	1,418,600	30,026,271
LVMH Moet Hennessy - Louis Vuitton SA	669,860	108,877,176
PPR SA	1,015,600	178,565,583
Publicis Groupe SA	1,516,800	81,716,804
Sanofi SA	6,424,876	564,280,639
Schneider Electric SA	784,600	49,053,032
Vivendi SA	5,276,023	107,945,995
TOTAL FRANCE		1,860,922,491
Germany - 7.5%
adidas AG	1,561,780	133,057,315
Allianz AG	1,025,209	127,115,366
BASF AG	3,028,956	250,987,987
Bayer AG	3,101,862	270,135,947
Brenntag AG	181,900	22,926,244
Common Stocks - continued
	Shares	Value
Germany - continued
CompuGROUP Holding AG	1,457,200	$ 26,442,497
Deutsche Post AG	2,678,237	53,095,016
ElringKlinger AG	1,020,828	28,341,792
Fresenius Medical Care AG & Co. KGaA	893,700	62,795,180
Fresenius SE & Co. KGaA	1,254,800	143,123,994
GFK AG	1,496,500	68,141,256
Linde AG	1,151,929	193,726,193
SAP AG	3,980,256	290,252,414
TOTAL GERMANY		1,670,141,201
Hong Kong - 1.3%
AIA Group Ltd.	35,967,000	142,474,810
Galaxy Entertainment Group Ltd. (a)	24,081,000	82,807,034
Henderson Land Development Co. Ltd.	8,337,400	57,769,741
TOTAL HONG KONG		283,051,585
India - 1.9%
Apollo Hospitals Enterprise Ltd.	150,707	2,184,628
Bajaj Auto Ltd.	1,103,493	37,253,784
HDFC Bank Ltd.	12,995,695	152,595,202
Housing Development Finance Corp. Ltd.	7,489,994	106,123,907
ITC Ltd.	11,354,613	59,627,281
Mahindra & Mahindra Financial Services Ltd.	2,167,276	34,908,832
Shriram Transport Finance Co. Ltd.	1,982,796	23,037,727
TOTAL INDIA		415,731,361
Ireland - 0.6%
Accenture PLC Class A	1,065,300	71,811,873
CRH PLC	29,251	544,470
Elan Corp. PLC sponsored ADR (a)	2,930,000	31,644,000
Ryanair Holdings PLC sponsored ADR	687,400	22,168,650
TOTAL IRELAND		126,168,993
Isle of Man - 0.0%
3Legs Resources PLC (a)(e)	6,268,300	4,046,188
Italy - 1.6%
ENI SpA	4,415,600	101,607,051
Fiat Industrial SpA	6,028,692	65,286,715
Prada SpA	7,151,000	58,314,876
Prysmian SpA	343,100	6,599,483
Saipem SpA	2,745,899	123,358,302
TOTAL ITALY		355,166,427
Japan - 14.0%
ABC-Mart, Inc.	1,076,900	47,214,706
Aozora Bank Ltd.	10,536,000	29,695,603
Calbee, Inc. (d)	1,087,800	99,881,924
Credit Saison Co. Ltd.	3,753,200	82,417,131
Denso Corp.	1,061,700	33,235,479
Don Quijote Co. Ltd.	3,234,900	127,442,822
Fanuc Corp.	701,400	111,672,228

	Shares	Value
Fast Retailing Co. Ltd.	294,300	$ 65,547,463
Hitachi Ltd.	41,642,000	220,650,957
Honda Motor Co. Ltd.	6,828,800	205,295,907
Hoya Corp.	2,862,600	57,947,658
Itochu Corp.	6,655,500	66,613,359
Japan Tobacco, Inc.	10,242,400	283,035,629
JS Group Corp.	2,436,300	53,865,332
JSR Corp.	5,086,800	87,169,515
Keyence Corp.	714,210	189,489,762
Mitsubishi UFJ Financial Group, Inc.	16,874,900	76,341,508
Nintendo Co. Ltd.	200,200	25,780,483
Nitto Denko Corp.	950,300	43,092,647
ORIX Corp.	3,347,600	343,859,700
Rakuten, Inc.	26,046,300	234,263,351
Seven & i Holdings Co., Ltd.	5,480,100	169,009,221
Seven Bank Ltd.	12,099,900	34,558,151
SHIMANO, Inc.	1,070,100	67,425,817
SMC Corp.	714,100	112,531,354
Softbank Corp.	5,406,000	171,125,666
Unicharm Corp.	798,300	43,200,000
Yahoo! Japan Corp.	65,755	22,626,705
TOTAL JAPAN		3,104,990,078
Korea (South) - 2.9%
AMOREPACIFIC Corp.	47,406	53,913,937
Hyundai Motor Co.	380,453	78,336,364
LG Household & Health Care Ltd.	59,599	35,038,302
NHN Corp.	472,201	109,353,915
Orion Corp.	136,504	128,200,992
Samsung Electronics Co. Ltd.	200,615	241,035,356
TOTAL KOREA (SOUTH)		645,878,866
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	2,983,200	75,445,128
Fomento Economico Mexicano SAB de CV sponsored ADR	168,085	15,230,182
Mexichem SAB de CV	9,739,300	48,265,097
TOTAL MEXICO		138,940,407
Netherlands - 2.7%
AEGON NV	25,624,900	143,311,255
ASML Holding NV (Netherlands)	1,802,100	99,065,525
D.E. Master Blenders 1753 NV (a)	7,368,227	90,050,038
Gemalto NV	600,000	54,142,778
Heineken NV (Bearer)	901,800	55,597,210
NXP Semiconductors NV (a)	2,449,083	59,414,754
Randstad Holding NV	364,500	11,898,570
Unilever NV (Certificaten Van Aandelen) (Bearer)	2,550,400	93,739,027
TOTAL NETHERLANDS		607,219,157
Common Stocks - continued
	Shares	Value
Norway - 1.0%
DnB NOR ASA	3,663,309	$ 45,748,794
Telenor ASA	9,296,600	182,791,444
TOTAL NORWAY		228,540,238
Russia - 0.1%
Sberbank (Savings Bank of the Russian Federation)	9,564,100	27,998,140
Singapore - 0.2%
Avago Technologies Ltd.	613,700	20,270,511
United Overseas Bank Ltd.	2,086,000	31,243,827
TOTAL SINGAPORE		51,514,338
South Africa - 0.7%
Foschini Ltd.	78,971	1,146,588
Life Healthcare Group Holdings Ltd.	6,906,900	26,119,985
Nampak Ltd.	6,576,500	21,920,023
Naspers Ltd. Class N	982,699	63,798,111
Shoprite Holdings Ltd.	605,000	12,440,993
Tiger Brands Ltd.	899,000	28,575,066
TOTAL SOUTH AFRICA		154,000,766
Spain - 3.3%
Amadeus IT Holding SA Class A	2,634,200	65,213,480
Banco Bilbao Vizcaya Argentaria SA	7,668,545	64,078,018
Grifols SA ADR	2,728,831	68,657,388
Inditex SA	2,996,351	382,313,432
Prosegur Compania de Seguridad SA (Reg.)	17,924,093	97,575,715
Repsol YPF SA	2,810,006	56,162,559
TOTAL SPAIN		734,000,592
Sweden - 1.2%
ASSA ABLOY AB (B Shares)	687,400	22,913,679
Atlas Copco AB (A Shares)	945,100	23,239,580
H&M Hennes & Mauritz AB (B Shares)	669,105	22,646,817
Svenska Handelsbanken AB (A Shares)	2,160,300	73,997,823
Swedbank AB (A Shares)	4,213,700	78,138,537
Swedish Match Co. AB	1,552,600	52,901,084
TOTAL SWEDEN		273,837,520
Switzerland - 5.3%
Kuehne & Nagel International AG	378,820	44,215,327
Nestle SA	6,315,075	400,752,639
Roche Holding AG (participation certificate)	421,264	81,014,047
Schindler Holding AG (Reg.)	766,553	99,183,546
SGS SA (Reg.)	21,720	45,991,453
Syngenta AG (Switzerland)	570,230	222,326,709
UBS AG	12,221,701	183,369,444
Zurich Financial Services AG	403,865	99,524,340
TOTAL SWITZERLAND		1,176,377,505

	Shares	Value
Taiwan - 0.5%
HIWIN Technologies Corp.	120,400	$ 774,913
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,221,700	98,925,030
TOTAL TAIWAN		99,699,943
United Kingdom - 16.5%
Aggreko PLC	652,600	22,642,365
Babcock International Group PLC	1,375,600	21,710,373
Barclays PLC	41,612,242	153,871,043
Barratt Developments PLC (a)	4,833,700	14,789,527
BG Group PLC	4,475,579	82,877,793
British American Tobacco PLC sponsored ADR	1,809,400	179,781,984
Capita Group PLC	4,091,300	47,734,885
Compass Group PLC	2,313,400	25,386,095
Diageo PLC	1,817,649	51,963,917
Domino's Pizza UK & IRL PLC	3,501,400	28,562,692
Filtrona PLC	3,799,388	35,132,134
GlaxoSmithKline PLC	12,955,500	290,299,915
Hikma Pharmaceuticals PLC	2,465,284	29,419,914
HSBC Holdings PLC sponsored ADR	8,373,200	413,301,152
IMI PLC	770,400	11,866,659
Imperial Tobacco Group PLC	3,167,193	119,598,750
Inchcape PLC	8,759,127	56,822,866
InterContinental Hotel Group PLC	2,038,600	50,438,619
Kingfisher PLC	4,968,500	23,211,869
London Stock Exchange Group PLC	1,389,500	21,873,691
Meggitt PLC	8,046,700	50,123,498
National Grid PLC	3,094,757	35,294,341
Next PLC	3,481,200	200,330,267
Persimmon PLC	1,032,600	13,247,548
PZ Cussons PLC Class L (d)	2,710,800	14,807,864
Reckitt Benckiser Group PLC	4,305,687	260,561,340
Rolls-Royce Group PLC	14,222,900	196,126,591
Rolls-Royce Group PLC Class C	1,080,940,400	1,744,368
Royal Dutch Shell PLC Class B sponsored ADR (d)	7,285,137	514,549,226
Serco Group PLC	4,949,706	45,249,686
Standard Chartered PLC (United Kingdom)	2,001,219	47,263,252
Taylor Wimpey PLC	51,652,000	50,928,937
Tesco PLC	5,203,800	26,859,827
Travis Perkins PLC	1,369,800	23,873,559
Vodafone Group PLC sponsored ADR	16,222,400	441,573,728
Whitbread PLC	1,318,845	50,014,724
TOTAL UNITED KINGDOM		3,653,834,999
United States of America - 4.7%
Allergan, Inc.	486,500	43,746,080
Apple, Inc.	207,800	123,661,780
Beam, Inc.	601,200	33,402,672
Common Stocks - continued
	Shares	Value
United States of America - continued
Cognizant Technology Solutions Corp. Class A (a)	560,400	$ 37,350,660
Cummins, Inc.	369,900	34,615,242
D.R. Horton, Inc.	535,300	11,219,888
Facebook, Inc. Class B (a)(g)	1,288,142	24,479,207
Freeport-McMoRan Copper & Gold, Inc.	551,500	21,442,320
Gilead Sciences, Inc. (a)	933,600	62,700,576
Las Vegas Sands Corp.	966,900	44,902,836
MasterCard, Inc. Class A	225,360	103,875,185
McGraw-Hill Companies, Inc.	1,285,000	71,034,800
Noble Energy, Inc.	769,828	73,141,358
Polycom, Inc. (a)	2,852,000	28,577,040
PriceSmart, Inc.	298,900	24,805,711
Virgin Media, Inc. (d)	1,142,600	37,408,724
ViroPharma, Inc. (a)	1,170,500	29,555,125
Visa, Inc. Class A	886,800	123,052,368
VMware, Inc. Class A (a)	275,000	23,311,750
Workday, Inc.	239,850	11,632,725
Yum! Brands, Inc.	1,174,800	82,365,228
TOTAL UNITED STATES OF AMERICA		1,046,281,275
TOTAL COMMON STOCKS (Cost $17,413,567,380)		20,681,004,195
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
Henkel AG & Co. KGaA	757,300	60,474,799
ProSiebenSat.1 Media AG	2,050,900	57,152,892
Volkswagen AG	919,826	190,280,303
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $185,494,906)		307,907,994
Master Notes - 0.0%
Principal Amount
Canada - 0.0%
OZ Optics Ltd. 5% 11/5/14 (g) (Cost $183,060)	$ 180,662	180,662
Money Market Funds - 6.7%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	1,164,258,182	$ 1,164,258,182
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	315,781,287	315,781,287
TOTAL MONEY MARKET FUNDS (Cost $1,480,039,469)		1,480,039,469
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $19,079,284,815)	22,469,132,320
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(314,058,785)
NET ASSETS - 100%	$ 22,155,073,535
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,878,078 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,659,869 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11	$ 32,203,550
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 185,227
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,367,879
Fidelity Securities Lending Cash Central Fund	15,556,493
Total	$ 16,924,372
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
3Legs Resources PLC	$ 13,837,749	$ -	$ 109,582	$ -	$ 4,046,188
HiSoft Technology International Ltd. ADR	21,372,832	-	439,582	-	17,640,142
Painted Pony Petroleum Ltd.	30,395,209	-	-	-	26,878,078
Painted Pony Petroleum Ltd. Class A	44,553,022	3,256,743	498,801	-	43,070,995
Schweitzer-Mauduit International, Inc.	113,092,492	-	110,115,959	598,416	-
Total	$ 223,251,304	$ 3,256,743	$ 111,163,924	$ 598,416	$ 91,635,403
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,394,535,553	$ 3,090,296,203	$ 304,239,350	$ -
Consumer Staples	3,036,614,462	2,413,425,270	623,189,192	-
Energy	1,489,412,010	1,387,804,959	101,607,051	-
Financials	3,336,946,273	2,563,379,803	773,566,470	-
Health Care	2,769,387,703	1,218,968,141	1,550,419,562	-
Industrials	1,724,693,256	1,724,693,256	-	-
Information Technology	2,312,818,763	1,899,021,617	413,797,146	-
Materials	1,791,537,146	1,568,665,967	222,871,179	-
Telecommunication Services	1,038,653,153	1,038,653,153	-	-
Utilities	94,313,870	59,019,529	35,294,341	-
Master Notes	180,662	-	-	180,662
Money Market Funds	1,480,039,469	1,480,039,469	-	-
Total Investments in Securities:	$ 22,469,132,320	$ 18,443,967,367	$ 4,024,984,291	$ 180,662

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 3,771,433,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $309,743,462) - See accompanying schedule: Unaffiliated issuers (cost $17,486,695,145)	$ 20,897,457,448
Fidelity Central Funds (cost $1,480,039,469)	1,480,039,469
Other affiliated issuers (cost $112,550,201)	91,635,403
Total Investments (cost $19,079,284,815)		$ 22,469,132,320
Foreign currency held at value (cost $2,562)		2,562
Receivable for investments sold Regular delivery		18,145,561
Delayed delivery		3,659,139
Receivable for fund shares sold		20,336,178
Dividends receivable		57,001,656
Interest receivable		26,988
Distributions receivable from Fidelity Central Funds		349,490
Other receivables		2,236,967
Total assets		22,570,890,861

Liabilities
Payable for investments purchased	$ 40,876,867
Payable for fund shares redeemed	38,788,247
Accrued management fee	15,853,686
Other affiliated payables	2,878,721
Other payables and accrued expenses	1,638,518
Collateral on securities loaned, at value	315,781,287
Total liabilities		415,817,326

Net Assets		$ 22,155,073,535
Net Assets consist of:
Paid in capital		$ 21,443,322,870
Undistributed net investment income		320,513,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,999,563,657)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,390,801,188
Net Assets		$ 22,155,073,535

Diversified International: Net Asset Value, offering price and redemption price per share ($13,269,769,305 ÷ 456,467,556 shares)		$ 29.07

Class K: Net Asset Value, offering price and redemption price per share ($8,885,304,230 ÷ 305,725,561 shares)		$ 29.06

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $598,416 earned from other affiliated issuers)		$ 598,692,833
Interest		10,226
Income from Fidelity Central Funds		16,924,372
Income before foreign taxes withheld		615,627,431
Less foreign taxes withheld		(41,147,575)
Total income		574,479,856

Expenses
Management fee Basic fee	$ 161,089,886
Performance adjustment	12,019,269
Transfer agent fees	35,456,624
Accounting and security lending fees	2,401,416
Custodian fees and expenses	2,567,810
Independent trustees' compensation	152,451
Appreciation in deferred trustee compensation account	38
Registration fees	224,871
Audit	197,504
Legal	142,881
Miscellaneous	274,157
Total expenses before reductions	214,526,907
Expense reductions	(2,425,924)	212,100,983
Net investment income (loss)		362,378,873
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	499,550,522
Other affiliated issuers	25,672,181
Foreign currency transactions	(2,542,356)
Total net realized gain (loss)		522,680,347
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,309)	779,239,745
Assets and liabilities in foreign currencies	(1,792,174)
Total change in net unrealized appreciation (depreciation)		777,447,571
Net gain (loss)		1,300,127,918
Net increase (decrease) in net assets resulting from operations		$ 1,662,506,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 362,378,873	$ 581,959,099
Net realized gain (loss)	522,680,347	1,881,502,446
Change in net unrealized appreciation (depreciation)	777,447,571	(3,646,283,921)
Net increase (decrease) in net assets resulting from operations	1,662,506,791	(1,182,822,376)
Distributions to shareholders from net investment income	(460,432,289)	(554,171,382)
Distributions to shareholders from net realized gain	-	(93,780,346)
Total distributions	(460,432,289)	(647,951,728)
Share transactions - net increase (decrease)	(4,619,314,396)	(7,417,526,738)
Redemption fees	414,440	964,713
Total increase (decrease) in net assets	(3,416,825,454)	(9,247,336,129)

Net Assets
Beginning of period	25,571,898,989	34,819,235,118
End of period (including undistributed net investment income of $320,513,134 and undistributed net investment income of $418,909,977, respectively)	$ 22,155,073,535	$ 25,571,898,989

Financial Highlights - Diversified International

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 27.49	$ 29.49	$ 26.86	$ 21.96	$ 45.41
Income from Investment Operations
Net investment income (loss) B	.42	.53 E	.37	.35	.55
Net realized and unrealized gain (loss)	1.65	(1.99)	2.61	4.86	(20.96)
Total from investment operations	2.07	(1.46)	2.98	5.21	(20.41)
Distributions from net investment income	(.49)	(.46)	(.35)	(.31)	(.47)
Distributions from net realized gain	-	(.08)	-	-	(2.57)
Total distributions	(.49)	(.54)	(.35)	(.31)	(3.04)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 29.07	$ 27.49	$ 29.49	$ 26.86	$ 21.96
Total Return A	7.72%	(5.07)%	11.15%	24.32%	(48.04)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.01%	.90%	.98%	1.01%	1.04%
Expenses net of fee waivers, if any	1.01%	.89%	.98%	1.01%	1.04%
Expenses net of all reductions	.99%	.87%	.96%	.99%	1.02%
Net investment income (loss)	1.53%	1.78% E	1.34%	1.58%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,269,769	$ 17,285,369	$ 26,527,229	$ 30,998,270	$ 28,274,961
Portfolio turnover rate D	35%	45%	57%	54%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.51	$ 29.51	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.47	.58 G	.42	.42	.16
Net realized and unrealized gain (loss)	1.63	(1.97)	2.61	4.85	(16.57)
Total from investment operations	2.10	(1.39)	3.03	5.27	(16.41)
Distributions from net investment income	(.55)	(.53)	(.41)	(.36)	-
Distributions from net realized gain	-	(.08)	-	-	-
Total distributions	(.55)	(.61)	(.41)	(.36)	-
Redemption fees added to paid in capital D,J	-	-	-	-	-
Net asset value, end of period	$ 29.06	$ 27.51	$ 29.51	$ 26.89	$ 21.98
Total Return B,C	7.86%	(4.87)%	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E,I
Expenses before reductions	.84%	.73%	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.84%	.72%	.79%	.77%	.88% A
Expenses net of all reductions	.83%	.70%	.77%	.76%	.87% A
Net investment income (loss)	1.70%	1.95% G	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,885,304	$ 8,115,192	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	35%	45%	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through December 16, 2011 and all outstanding shares were redeemed by December 16, 2011. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For master notes, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,187,321,081
Gross unrealized depreciation	(944,082,744)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,243,238,337

Tax Cost	$ 19,225,893,983

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 371,274,366
Capital loss carryforward	$ (2,902,796,078)
Net unrealized appreciation (depreciation)	$ 3,244,192,020

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (2,283,224,226)
2018	(619,571,852)
Total capital loss carryforward	$ (2,902,796,078)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 460,432,289	$ 647,951,728

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,594,576,057 and $12,604,465,054, respectively.

Securities delivered through in-kind redemptions totaled $323,156,811. Realized gain of $94,833,623 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 31,220,100.22
Class K	4,236,524.05
	$ 35,456,624

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,599 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63,578 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

7. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,556,493, including $12,266 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,425,551 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $373.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012A	2011
From net investment income
Diversified International	$ 294,773,906	$ 404,459,076
Class K	163,061,175	139,574,930
Class F	2,597,208	10,137,376
Total	$ 460,432,289	$ 554,171,382
From net realized gain
Diversified International	$ -	$ 71,011,904
Class K	-	21,272,351
Class F	-	1,496,091
Total	$ -	$ 93,780,346

A All Class F shares were redeemed on December 16, 2011.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012A	2011	2012A	2011
Diversified International
Shares sold	68,919,981	95,789,996	$ 1,874,276,249	$ 2,861,192,033
Reinvestment of distributions	10,773,340	15,446,133	281,938,317	459,413,511
Shares redeemed	(251,932,423)	(382,099,741)	(6,875,660,945)	(11,334,070,882)
Net increase (decrease)	(172,239,102)	(270,863,612)	$ (4,719,446,379)	$ (8,013,465,338)
Class K
Shares sold	107,189,633	125,231,374	$ 2,919,697,004	$ 3,707,928,503
Reinvestment of distributions	6,242,771	5,413,899	163,061,175	160,847,281
Shares redeemed	(102,745,898)	(96,416,162)	(2,820,922,083)	(2,871,502,023)
Net increase (decrease)	10,686,506	34,229,111	$ 261,836,096	$ 997,273,761
Class F
Shares sold	439,287	13,012,404	$ 11,548,416	$ 389,423,461
Reinvestment of distributions	99,472	391,673	2,597,208	11,633,466
Shares redeemed	(6,767,017)	(27,320,491)	(175,849,737)	(802,392,088)
Net increase (decrease)	(6,228,258)	(13,916,414)	$ (161,704,113)	$ (401,335,161)

A All Class F shares were redeemed on December 16, 2011.

Annual Report

Fidelity Diversified International Fund

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/10/12	12/07/12	$0.508	$0.068

Class K designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/05/2011	$0.573	$0.0344

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

DIF-K-UANN-1212
1.863004.104

Fidelity®

Overseas
Fund -

Class K

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	10.59%	-7.98%	7.19%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from Vincent Montemaggiore, who became Portfolio Manager of Fidelity® Overseas Fund on January 12, 2012: For the year, the fund's Class K shares returned 10.59%, well ahead of the 4.76% gain of the MSCI® EAFE® Index. Versus the index, the fund was particularly helped by stock selection in consumer staples, materials and industrials, and by a sizable overweighting in the strong-performing food/beverage/tobacco segment of consumer staples. Geographically, the fund was aided by solid picks in France, the United Kingdom and Mexico, as well as positioning in Japan and an overweighting in Germany. An out-of-benchmark stake in Mexican cement/building materials producer CEMEX was the fund's top contributor. CEMEX started to outperform soon after I began managing the fund, and I took this opportunity to exit the position. A large overweighting in French spirits maker Pernod Ricard also lifted performance, as did a non-index position in Calbee, a Japanese manufacturer of potato chips. Conversely, the largest relative detractor was Japanese automaker Mazda Motor, which I sold shortly after taking over the fund. An overweighted stake in French consumer goods producer Christian Dior also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Overseas	.87%
Actual		$ 1,000.00	$ 1,034.30	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.42
Class K	.71%
Actual		$ 1,000.00	$ 1,035.40	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.57	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom	26.7%
Japan	14.6%
Germany	14.1%
France	8.9%
Switzerland	8.9%
United States of America	5.6%
Sweden	3.2%
Australia	3.0%
Italy	2.7%
Other	12.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom	28.6%
Japan	14.6%
Germany	13.3%
France	11.1%
Switzerland	8.6%
Italy	3.5%
Australia	3.0%
United States of America	2.5%
Sweden	2.3%
Other	12.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.5
Short-Term Investments and Net Other Assets (Liabilities)	2.3	1.5
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.8	2.6
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.5	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.8
Sanofi SA (France, Pharmaceuticals)	1.9	1.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	2.1
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.8	1.9
Diageo PLC (United Kingdom, Beverages)	1.6	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.5	1.7
Bayer AG (Germany, Pharmaceuticals)	1.5	1.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.5	1.2
	18.9
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	15.5	16.7
Financials	14.9	14.2
Consumer Discretionary	14.8	14.3
Industrials	14.6	16.3
Health Care	11.5	9.7
Materials	10.0	10.5
Information Technology	7.3	7.4
Energy	6.1	6.5
Telecommunication Services	3.0	2.9

Annual Report

Fidelity Overseas Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	1,001,167	$ 26,449,203
BHP Billiton Ltd.	625,052	22,130,245
Orica Ltd.	327,401	8,537,248
TOTAL AUSTRALIA		57,116,696
Bailiwick of Jersey - 1.7%
Experian PLC	957,900	16,540,179
WPP PLC	1,266,133	16,365,127
TOTAL BAILIWICK OF JERSEY		32,905,306
Belgium - 1.5%
Anheuser-Busch InBev SA NV	338,012	28,268,335
Brazil - 0.3%
Qualicorp SA (a)	513,000	5,263,740
Canada - 0.3%
Constellation Software, Inc.	49,300	5,654,877
Cayman Islands - 0.7%
China Medical System Holdings Ltd.	6,358,875	3,667,611
Lifestyle International Holdings Ltd.	1,306,500	2,791,677
Shenzhou International Group Holdings Ltd.	3,194,000	6,223,108
TOTAL CAYMAN ISLANDS		12,682,396
Denmark - 1.1%
Novo Nordisk A/S Series B	137,200	21,995,289
Finland - 0.5%
Nokian Tyres PLC	210,600	8,735,014
France - 8.9%
ALTEN	155,300	4,884,353
BNP Paribas SA	294,071	14,792,825
Bureau Veritas SA	141,100	14,983,913
Christian Dior SA	106,197	15,244,432
Eurofins Scientific SA	73,500	11,365,356
Ipsos SA	272,657	9,580,793
JCDecaux SA	311,500	6,593,249
Pernod Ricard SA	149,524	16,091,673
PPR SA	95,400	16,773,490
Sanofi SA	417,284	36,649,000
VINCI SA	232,900	10,307,465
Vivendi SA	586,264	11,994,802
TOTAL FRANCE		169,261,351
Germany - 11.6%
adidas AG	187,200	15,948,680
Allianz AG	135,843	16,843,134
BASF AG	278,346	23,064,548
Bayer AG	332,097	28,921,769
Bayerische Motoren Werke AG (BMW)	148,773	11,849,534
Brenntag AG	125,900	15,868,137
Deutsche Boerse AG	187,492	10,148,422
Deutsche Post AG	757,816	15,023,410

	Shares	Value
Fresenius SE & Co. KGaA	161,500	$ 18,420,884
GEA Group AG	323,522	10,101,733
Linde AG	88,707	14,918,341
Pfeiffer Vacuum Technology AG	58,589	5,976,488
SAP AG	339,871	24,784,430
Software AG (Bearer)	226,100	9,058,470
TOTAL GERMANY		220,927,980
Greece - 0.1%
Metka SA	219,083	1,990,591
Hong Kong - 0.1%
City Telecom (HK) Ltd. (CTI)	7,267,000	1,666,537
Ireland - 1.8%
Accenture PLC Class A	136,200	9,181,242
DCC PLC (Ireland)	389,100	11,117,998
Kerry Group PLC Class A	260,664	13,639,394
TOTAL IRELAND		33,938,634
Italy - 2.7%
ENI SpA	999,600	23,001,723
Pirelli & C SpA (d)	714,300	8,272,380
Prysmian SpA	510,200	9,813,629
Saipem SpA	249,473	11,207,465
TOTAL ITALY		52,295,197
Japan - 14.6%
ABC-Mart, Inc.	303,200	13,293,248
Air Water, Inc.	629,000	7,879,243
Aozora Bank Ltd.	2,574,000	7,254,791
Asahi Group Holdings	311,200	7,090,978
Credit Saison Co. Ltd.	324,000	7,114,769
Daito Trust Construction Co. Ltd.	92,300	9,319,028
Don Quijote Co. Ltd.	203,800	8,028,949
Fanuc Corp.	100,100	15,937,254
Fast Retailing Co. Ltd.	30,800	6,859,877
GMO Internet, Inc.	574,800	4,017,768
Hitachi Ltd.	2,750,000	14,571,590
Honda Motor Co. Ltd. sponsored ADR	571,700	17,242,472
Hoya Corp.	487,700	9,872,519
Japan Tobacco, Inc.	571,500	15,792,672
JSR Corp.	344,300	5,900,068
Kansai Paint Co. Ltd.	638,000	6,865,113
Keyence Corp.	51,890	13,767,133
Misumi Group, Inc.	233,500	5,730,007
Mitsubishi Corp.	137,200	2,449,079
Nakanishi, Inc.	34,300	3,738,068
Nitori Holdings Co. Ltd.	64,000	5,227,108
NuFlare Technology, Inc.	458	3,482,475
Obic Co. Ltd.	25,590	5,266,738
ORIX Corp.	142,310	14,617,838
Rakuten, Inc.	1,019,000	9,165,001
Seven Bank Ltd.	4,241,900	12,115,160
Shinsei Bank Ltd.	5,435,000	7,965,614
Ship Healthcare Holdings, Inc.	179,600	5,991,166
Common Stocks - continued
	Shares	Value
Japan - continued
SMC Corp.	62,400	$ 9,833,296
Unicharm Corp.	171,400	9,275,310
USS Co. Ltd.	114,590	12,043,218
TOTAL JAPAN		277,707,550
Netherlands - 1.0%
AEGON NV	1,186,993	6,638,444
Akzo Nobel NV	229,175	12,466,986
TOTAL NETHERLANDS		19,105,430
Norway - 1.2%
DnB NOR ASA	1,114,600	13,919,548
Telenor ASA	448,400	8,816,523
TOTAL NORWAY		22,736,071
South Africa - 0.3%
Coronation Fund Managers Ltd.	1,665,500	6,425,236
Spain - 1.7%
Amadeus IT Holding SA Class A	614,400	15,210,372
Banco Bilbao Vizcaya Argentaria SA	653,621	5,461,628
Inditex SA	99,960	12,754,197
TOTAL SPAIN		33,426,197
Sweden - 3.2%
ASSA ABLOY AB (B Shares)	374,200	12,473,521
Atlas Copco AB (A Shares)	538,600	13,243,930
Nordea Bank AB	1,256,000	11,408,886
Svenska Handelsbanken AB (A Shares)	418,500	14,335,087
Swedbank AB (A Shares)	536,100	9,941,398
TOTAL SWEDEN		61,402,822
Switzerland - 8.9%
Aryzta AG	307,320	15,344,551
Nestle SA	823,845	52,280,939
Roche Holding AG (participation certificate)	197,550	37,991,200
Schindler Holding AG (participation certificate)	91,154	12,009,659
Syngenta AG (Switzerland)	44,730	17,439,759
UBS AG	1,268,663	19,034,505
Zurich Financial Services AG	60,037	14,794,901
TOTAL SWITZERLAND		168,895,514
United Kingdom - 26.7%
AMEC PLC	655,450	11,211,964
Anglo American PLC (United Kingdom)	400,100	12,286,936
Ashmore Group PLC	1,712,800	10,052,781
Babcock International Group PLC	776,000	12,247,201
Barclays PLC	3,259,690	12,053,470
BHP Billiton PLC	736,867	23,617,513
BP PLC	944,300	6,743,818

	Shares	Value
British American Tobacco PLC (United Kingdom)	587,500	$ 29,139,771
Bunzl PLC	615,207	10,176,101
Diageo PLC	1,045,980	29,903,033
Domino Printing Sciences PLC	852,314	7,454,786
Elementis PLC	2,208,000	7,457,694
GlaxoSmithKline PLC	1,547,000	34,664,349
IMI PLC	658,500	10,143,036
Johnson Matthey PLC	257,900	9,360,026
Kingfisher PLC	2,438,561	11,392,485
London Stock Exchange Group PLC	409,300	6,443,254
Meggitt PLC	2,255,900	14,052,170
Next PLC	296,500	17,062,485
Reckitt Benckiser Group PLC	396,600	24,000,497
Reed Elsevier PLC	1,207,000	11,803,645
Rolls-Royce Group PLC	1,011,606	13,949,535
Rolls-Royce Group PLC Class C	76,882,056	124,068
Rotork PLC	264,300	9,715,992
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,372,203	47,084,057
Class B (United Kingdom)	235,419	8,327,344
SABMiller PLC	369,500	15,828,269
Sage Group PLC	1,739,400	8,721,215
Serco Group PLC	1,055,467	9,648,967
Spirax-Sarco Engineering PLC	244,900	7,647,263
Standard Chartered PLC (United Kingdom)	948,765	22,407,202
SuperGroup PLC (a)	257,000	2,772,495
Tate & Lyle PLC	954,369	11,181,220
The Restaurant Group PLC	787,200	4,761,249
Vodafone Group PLC	12,888,959	35,001,716
TOTAL UNITED KINGDOM		508,437,607
United States of America - 3.3%
Albemarle Corp.	151,700	8,360,187
Corrections Corp. of America	310,112	10,435,269
FMC Corp.	163,900	8,771,928
JPMorgan Chase & Co.	85,300	3,555,304
Lorillard, Inc.	73,000	8,468,730
McGraw-Hill Companies, Inc.	151,400	8,369,392
National Oilwell Varco, Inc.	89,300	6,581,410
Varian Medical Systems, Inc. (a)(d)	125,000	8,345,000
TOTAL UNITED STATES OF AMERICA		62,887,220
TOTAL COMMON STOCKS (Cost $1,707,811,265)		1,813,725,590
Nonconvertible Preferred Stocks - 2.5%

Germany - 2.5%
Henkel AG & Co. KGaA	234,500	18,726,186
ProSiebenSat.1 Media AG	295,800	8,243,125
Nonconvertible Preferred Stocks - continued
	Shares	Value
Germany - continued
Sartorius AG (non-vtg.)	51,800	$ 4,330,567
Volkswagen AG	74,368	15,384,177
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $37,926,143)		46,684,055
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.19% (b)	35,550,361	35,550,361
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	9,174,805	9,174,805
TOTAL MONEY MARKET FUNDS (Cost $44,725,166)		44,725,166
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,790,462,574)	1,905,134,811
NET OTHER ASSETS (LIABILITIES) - 0.0%	74,448
NET ASSETS - 100%	$ 1,905,209,259
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 84,150
Fidelity Securities Lending Cash Central Fund	1,140,979
Total	$ 1,225,129
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 282,780,607	$ 266,415,480	$ 16,365,127	$ -
Consumer Staples	295,031,558	207,720,419	87,311,139	-
Energy	114,157,781	29,000,839	85,156,942	-
Financials	283,092,428	239,904,381	43,188,047	-
Health Care	221,343,999	128,035,361	93,308,638	-
Industrials	281,539,891	281,539,891	-	-
Information Technology	135,927,968	111,143,538	24,784,430	-
Materials	189,055,835	125,868,318	63,187,517	-
Telecommunication Services	57,479,578	20,811,325	36,668,253	-
Money Market Funds	44,725,166	44,725,166	-	-
Total Investments in Securities:	$ 1,905,134,811	$ 1,455,164,718	$ 449,970,093	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 147,897,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $8,755,176) - See accompanying schedule: Unaffiliated issuers (cost $1,745,737,408)	$ 1,860,409,645
Fidelity Central Funds (cost $44,725,166)	44,725,166
Total Investments (cost $1,790,462,574)		$ 1,905,134,811
Foreign currency held at value (cost $12,821)		12,825
Receivable for investments sold		23,918,482
Receivable for fund shares sold		1,259,145
Dividends receivable		3,757,549
Distributions receivable from Fidelity Central Funds		11,422
Other receivables		580,381
Total assets		1,934,674,615

Liabilities
Payable for investments purchased	$ 12,796,237
Payable for fund shares redeemed	5,483,952
Accrued management fee	1,310,526
Other affiliated payables	392,932
Other payables and accrued expenses	306,904
Collateral on securities loaned, at value	9,174,805
Total liabilities		29,465,356

Net Assets		$ 1,905,209,259
Net Assets consist of:
Paid in capital		$ 3,335,743,843
Undistributed net investment income		43,880,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,589,020,510)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		114,605,845
Net Assets		$ 1,905,209,259

Overseas: Net Asset Value, offering price and redemption price per share ($1,639,724,856 ÷ 52,300,348 shares)		$ 31.35

Class K: Net Asset Value, offering price and redemption price per share ($265,484,403 ÷ 8,476,978 shares)		$ 31.32

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 66,575,637
Interest		49
Income from Fidelity Central Funds		1,225,129
Income before foreign taxes withheld		67,800,815
Less foreign taxes withheld		(5,228,771)
Total income		62,572,044

Expenses
Management fee Basic fee	$ 13,921,215
Performance adjustment	(6,285,452)
Transfer agent fees	4,050,766
Accounting and security lending fees	877,870
Custodian fees and expenses	200,601
Independent trustees' compensation	13,738
Appreciation in deferred trustee compensation account	321
Registration fees	61,330
Audit	87,788
Legal	102,645
Interest	559
Miscellaneous	30,452
Total expenses before reductions	13,061,833
Expense reductions	(533,186)	12,528,647
Net investment income (loss)		50,043,397
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(145,800,189)
Foreign currency transactions	(567,202)
Futures contracts	4,377,933
Total net realized gain (loss)		(141,989,458)
Change in net unrealized appreciation (depreciation) on: Investment securities	260,262,752
Assets and liabilities in foreign currencies	(89,261)
Total change in net unrealized appreciation (depreciation)		260,173,491
Net gain (loss)		118,184,033
Net increase (decrease) in net assets resulting from operations		$ 168,227,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,043,397	$ 70,820,055
Net realized gain (loss)	(141,989,458)	282,595,294
Change in net unrealized appreciation (depreciation)	260,173,491	(436,401,912)
Net increase (decrease) in net assets resulting from operations	168,227,430	(82,986,563)
Distributions to shareholders from net investment income	(70,077,891)	(92,196,839)
Distributions to shareholders from net realized gain	(1,661,965)	-
Total distributions	(71,739,856)	(92,196,839)
Share transactions - net increase (decrease)	(857,000,541)	(3,671,962,139)
Redemption fees	66,899	112,180
Total increase (decrease) in net assets	(760,446,068)	(3,847,033,361)

Net Assets
Beginning of period	2,665,655,327	6,512,688,688
End of period (including undistributed net investment income of $43,880,081 and undistributed net investment income of $64,516,366, respectively)	$ 1,905,209,259	$ 2,665,655,327

Financial Highlights - Overseas

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.28	$ 31.56	$ 30.13	$ 25.43	$ 58.39
Income from Investment Operations
Net investment income (loss) B	.73	.47	.42	.52	.55
Net realized and unrealized gain (loss)	2.19	(2.27)	1.49	4.55	(27.19)
Total from investment operations	2.92	(1.80)	1.91	5.07	(26.64)
Distributions from net investment income	(.83)	(.48)	(.47)	(.37)	(.57)
Distributions from net realized gain	(.02)	-	(.01)	-	(5.75)
Total distributions	(.85)	(.48)	(.48)	(.37)	(6.32)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 31.35	$ 29.28	$ 31.56	$ 30.13	$ 25.43
Total Return A	10.37%	(5.83)%	6.33%	20.44%	(50.88)%
Ratios to Average Net Assets C,E
Expenses before reductions	.69%	.73%	.89%	1.02%	1.13%
Expenses net of fee waivers, if any	.69%	.73%	.89%	1.02%	1.13%
Expenses net of all reductions	.67%	.67%	.85%	.98%	1.10%
Net investment income (loss)	2.52%	1.44%	1.41%	2.01%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,639,725	$ 2,215,717	$ 5,548,689	$ 6,602,017	$ 5,464,901
Portfolio turnover rate D	90%	77%	111%	115%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 29.29	$ 31.59	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.79	.52	.47	.59	.13
Net realized and unrealized gain (loss)	2.18	(2.27)	1.50	4.54	(19.68)
Total from investment operations	2.97	(1.75)	1.97	5.13	(19.55)
Distributions from net investment income	(.92)	(.55)	(.53)	(.42)	-
Distributions from net realized gain	(.02)	-	(.01)	-	-
Total distributions	(.94)	(.55)	(.54)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 31.32	$ 29.29	$ 31.59	$ 30.16	$ 25.45
Total Return B,C	10.59%	(5.67)%	6.55%	20.73%	(43.44)%
Ratios to Average Net Assets E,H
Expenses before reductions	.51%	.56%	.69%	.78%	.96% A
Expenses net of fee waivers, if any	.51%	.55%	.69%	.78%	.96% A
Expenses net of all reductions	.48%	.50%	.66%	.74%	.93% A
Net investment income (loss)	2.70%	1.61%	1.60%	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 265,484	$ 291,323	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rate F	90%	77%	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through December 16, 2011, and all outstanding shares were redeemed by December 16, 2011. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 181,334,156
Gross unrealized depreciation	(78,692,488)
Net unrealized appreciation (depreciation) on securities and other investments	$ 102,641,668

Tax Cost	$ 1,802,493,143

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 44,077,257
Capital loss carryforward	$ (1,576,989,942)
Net unrealized appreciation (depreciation)	$ 102,575,276

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2016	$ (464,379,964)
2017	(939,719,765)
Total with expiration	(1,404,099,729)
No expiration
Short-term	(45,748,177)
Long-term	(127,142,036)
Total no expiration	(172,890,213)
Total capital loss carryforward	$ (1,576,989,942)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 71,739,856	$ 92,196,839

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $4,377,933 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,730,739,879 and $2,430,078,978, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 3,904,215.23
Class K	146,551.05
	$ 4,050,766

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $737 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 29,057,000.35%		$ 559

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,640 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,140,979. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $533,174 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12.

Annual Report

Fidelity Overseas Fund

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012 A	2011 A
From net investment income
Overseas	$ 56,962,859	$ 75,897,727
Class K	9,516,308	6,408,873
Class F	3,598,724	9,890,239
Total	$ 70,077,891	$ 92,196,839
From net realized gain
Overseas	$ 1,377,579	$ -
Class K	207,326	-
Class F	77,060	-
Total	$ 1,661,965	$ -

A All Class F shares were redeemed on December 16, 2011.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012 A	2011	2012 A	2011
Overseas
Shares sold	5,513,981	10,588,919	$ 159,997,895	$ 338,680,110
Reinvestment of distributions	2,082,243	2,356,512	57,282,489	75,196,294
Shares redeemed	(30,970,724)	(113,084,725)	(876,498,461)	(3,611,089,764)
Net increase (decrease)	(23,374,500)	(100,139,294)	$ (659,218,077)	$ (3,197,213,360)
Class K
Shares sold	5,090,211	4,129,689	$ 145,041,228	$ 128,992,232
Reinvestment of distributions	354,489	201,094	9,723,634	6,408,873
Shares redeemed	(6,913,669)	(6,034,878)	(205,273,028)	(198,074,826)
Net increase (decrease)	(1,468,969)	(1,704,095)	$ (50,508,166)	$ (62,673,721)
Class F
Shares sold	373,582	12,066,248	$ 10,277,470	$ 388,123,231
Reinvestment of distributions	134,104	310,526	3,675,784	9,890,239
Shares redeemed	(5,923,991)	(25,830,866)	(161,227,552)	(810,088,528)
Net increase (decrease)	(5,416,305)	(13,454,092)	$ (147,274,298)	$ (412,075,058)

A All Class F shares were redeemed on December 16, 2011.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 71% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.897 and $0.0493 for the dividend paid December 5, 2011.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OVE-K-UANN-1212
1.863317.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Global Commodity
Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-8.76%	9.91%
Class T (incl. 3.50% sales charge)	-6.81%	10.33%
Class B (incl. contingent deferred sales charge) B	-8.74%	10.21%
Class C (incl. contingent deferred sales charge) C	-4.84%	10.88%

A From March 25, 2009.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a solid advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind for foreign investments, stocks worldwide rose 8.96% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) Index, largely buttressed in the summer by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, the U.S. showed the most impressive gain among major markets, advancing 15%, closely followed by Asia-Pacific ex Japan (+10%). A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes. However, continued weakness in peripheral European markets caused the region to lag the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -3.19%, -3.43%, -3.93% and -3.88%, respectively (excluding sales charges), versus -2.63% for the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index. The fund was hurt the most by its investments in coal stocks, while choices in oil/gas refining and marketing meaningfully contributed. Overweightings in coal producers Alpha Natural Resources and Peabody Energy detracted, as did oil/gas equipment and services providers such as Ion Geophysical. Underweighting several solid-performing paper-related names also hurt, including Swedish paper product maker Svenska Cellulosa. Conversely, investments in refiners such as Marathon Petroleum and Tesoro were standouts, while oil/gas exploration and production firm Nexen was the fund's top individual contributor after its stock surged in late July on a takeover bid from Hong Kong-based CNOOC. Cabot Oil & Gas was another contributor. In agriculture, the fund benefited in part from an overweighting in fertilizer maker CF Industries Holdings. Some of the stocks I've mentioned were not in the benchmark and/or were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.33%
Actual		$ 1,000.00	$ 990.50	$ 6.65
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.75
Class T	1.59%
Actual		$ 1,000.00	$ 989.10	$ 7.95
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.06
Class B	2.09%
Actual		$ 1,000.00	$ 987.00	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.58
Class C	2.09%
Actual		$ 1,000.00	$ 987.00	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.58
Global Commodity Stock	1.08%
Actual		$ 1,000.00	$ 991.90	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Institutional Class	1.03%
Actual		$ 1,000.00	$ 992.60	$ 5.16
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	5.7	5.6
Monsanto Co.	5.0	4.6
Syngenta AG (Switzerland)	3.9	1.8
Potash Corp. of Saskatchewan, Inc.	3.4	4.1
Royal Dutch Shell PLC Class A (United Kingdom)	3.2	3.0
Rio Tinto PLC	2.9	2.7
Chevron Corp.	2.0	3.1
BP PLC	1.9	1.8
Agrium, Inc.	1.7	1.4
International Paper Co.	1.7	1.2
	31.4
Top Sectors (% of fund's net assets)
As of October 31, 2012
Metals 35.2%
Energy 34.0%
Agriculture 28.7%
Other 1.6%
Short-Term Investments and Net Other Assets 0.5%

As of April 30, 2012
Energy 37.0%
Metals 36.8%
Agriculture 23.5%
Other 2.5%
Short-Term Investments and Net Other Assets 0.2%

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CHEMICALS - 21.2%
Commodity Chemicals - 0.0%
Braskem SA (PN-A)	13,250	$ 87,547
Fertilizers & Agricultural Chemicals - 21.2%
Agrium, Inc.	94,300	9,930,888
CF Industries Holdings, Inc.	42,072	8,632,754
China BlueChemical Ltd. (H Shares)	2,450,000	1,552,184
Incitec Pivot Ltd.	838,984	2,752,067
Israel Chemicals Ltd.	337,000	4,217,218
Israel Corp. Ltd. (Class A)	1,000	679,773
K&S AG	74,207	3,510,694
Monsanto Co.	339,900	29,255,193
Potash Corp. of Saskatchewan, Inc.	501,600	20,164,446
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	3,100	179,335
Syngenta AG (Switzerland)	58,362	22,754,733
Taiwan Fertilizer Co. Ltd.	93,000	221,595
The Mosaic Co.	181,700	9,510,178
United Phosphorous Ltd. (a)	252,256	534,939
Uralkali OJSC GDR (Reg. S)	137,900	5,402,922
Yara International ASA	115,400	5,436,732
		124,735,651
Specialty Chemicals - 0.0%
LyondellBasell Industries NV Class A	3,900	208,221
TOTAL CHEMICALS		125,031,419
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
FLSmidth & Co. A/S	3,100	183,134
CONSTRUCTION MATERIALS - 0.1%
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	7,100	584,401
CONTAINERS & PACKAGING - 0.1%
Paper Packaging - 0.1%
Klabin SA (PN) (non-vtg.)	31,700	186,200
Rock-Tenn Co. Class A	9,000	658,710
		844,910
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 1.5%
Oil & Gas Drilling - 1.2%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	8,000	$ 276,800
Noble Corp.	56,600	2,136,084
Ocean Rig UDW, Inc. (United States) (a)	90,700	1,439,409
Rowan Companies PLC (a)	32,900	1,043,259
Unit Corp. (a)	14,400	581,040
Vantage Drilling Co. (a)	1,074,382	1,976,863
		7,453,455
Oil & Gas Equipment & Services - 0.3%
Cameron International Corp. (a)	12,700	643,128
National Oilwell Varco, Inc.	4,200	309,540
Superior Energy Services, Inc. (a)	36,600	744,078
		1,696,746
TOTAL ENERGY EQUIPMENT & SERVICES		9,150,201
FOOD PRODUCTS - 4.1%
Agricultural Products - 4.0%
Archer Daniels Midland Co.	311,500	8,360,660
Bunge Ltd.	104,400	7,415,532
China Agri-Industries Holdings Ltd.	1,561,000	976,878
Golden Agri-Resources Ltd.	4,481,000	2,295,971
Ingredion, Inc.	10,400	639,184
Viterra, Inc.	200,600	3,161,396
Wilmar International Ltd.	214,000	542,105
		23,391,726
Packaged Foods & Meats - 0.1%
Tyson Foods, Inc. Class A	46,300	778,303
TOTAL FOOD PRODUCTS		24,170,029
MACHINERY - 0.7%
Construction & Farm Machinery & Heavy Trucks - 0.7%
Caterpillar, Inc.	3,200	271,392
Cummins, Inc.	2,900	271,382
Deere & Co.	450	38,448
Fiat Industrial SpA	186,900	2,024,002
Jain Irrigation Systems Ltd.	442,016	537,271
Joy Global, Inc.	12,850	802,483
		3,944,978
Common Stocks - continued
	Shares	Value
METALS & MINING - 35.2%
Aluminum - 0.2%
Alcoa, Inc.	135,300	$ 1,159,521
Diversified Metals & Mining - 18.2%
Anglo American PLC (United Kingdom)	286,151	8,787,601
BHP Billiton PLC	1,044,896	33,490,228
Copper Mountain Mining Corp. (a)	1,376,156	5,566,629
Eurasian Natural Resources Corp. PLC	86,200	455,848
First Quantum Minerals Ltd.	164,100	3,688,656
Freeport-McMoRan Copper & Gold, Inc.	239,200	9,300,096
Glencore International PLC (d)	698,800	3,868,535
Grupo Mexico SA de CV Series B	89,411	286,519
Horsehead Holding Corp. (a)	221,000	2,000,050
Iluka Resources Ltd.	344,446	3,546,918
Inmet Mining Corp.	16,800	866,283
Ivanhoe Australia Ltd. (a)	536,258	487,080
Jiangxi Copper Co. Ltd. (H Shares)	75,000	194,031
Kazakhmys PLC	28,100	321,506
Korea Zinc Co. Ltd.	1,100	451,977
Norilsk Nickel OJSC sponsored ADR	1,700	25,789
OZ Minerals Ltd.	531	4,514
Rio Tinto PLC	341,587	17,064,470
Sterlite Industries (India) Ltd.	148,488	273,500
Sumitomo Metal Mining Co. Ltd.	103,000	1,356,044
Teck Resources Ltd. Class B (sub. vtg.)	111,100	3,526,278
Turquoise Hill Resources Ltd. (a)(d)	510,014	3,988,195
Walter Energy, Inc.	26,800	936,928
Xstrata PLC	416,691	6,583,812
		107,071,487
Gold - 9.3%
Agnico-Eagle Mines Ltd. (Canada)	32,400	1,829,323
AngloGold Ashanti Ltd. sponsored ADR	103,800	3,527,124
Barrick Gold Corp.	227,800	9,212,358
Centerra Gold, Inc.	40,500	459,439
Eldorado Gold Corp.	218,350	3,226,880
Gold Fields Ltd. sponsored ADR	156,900	1,962,819
Goldcorp, Inc.	185,810	8,399,821
Harmony Gold Mining Co. Ltd. sponsored ADR	158,500	1,315,550
IAMGOLD Corp.	97,900	1,519,349
Kinross Gold Corp.	264,705	2,629,160
New Gold, Inc. (a)	255,100	2,985,851
Newcrest Mining Ltd.	170,840	4,687,108
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Newmont Mining Corp.	99,000	$ 5,400,450
Osisko Mining Corp. (a)	99,400	976,334
Premier Gold Mines Ltd. (a)	301,500	1,693,532
Randgold Resources Ltd. sponsored ADR	17,800	2,128,702
Yamana Gold, Inc.	150,200	3,033,326
		54,987,126
Precious Metals & Minerals - 1.1%
Aquarius Platinum Ltd. (United Kingdom)	492,800	298,221
Gem Diamonds Ltd. (a)	223,600	608,908
Impala Platinum Holdings Ltd.	10,000	179,917
Lonmin PLC (d)	5,922	49,026
Northam Platinum Ltd.	30,500	114,674
Pan American Silver Corp.	92,300	2,024,824
Silver Wheaton Corp.	74,400	2,998,348
		6,273,918
Steel - 6.4%
African Minerals Ltd. (a)	612,800	2,702,186
Allegheny Technologies, Inc.	28,000	737,800
ArcelorMittal SA Class A unit (d)	202,400	2,989,448
Bradespar SA (PN)	12,600	186,111
Carpenter Technology Corp.	3,400	165,274
Cliffs Natural Resources, Inc.	26,100	946,647
Commercial Metals Co.	19,550	269,008
Eregli Demir ve Celik Fabrikalari T.A.S.	149,000	177,054
Fortescue Metals Group Ltd. (d)	624,689	2,645,710
Gerdau SA sponsored ADR	179,500	1,577,805
Hyundai Steel Co.	30,714	2,211,323
JFE Holdings, Inc.	119,000	1,677,001
Jindal Steel & Power Ltd.	61,255	442,122
London Mining PLC (a)	1,327,900	3,267,920
Maanshan Iron & Steel Ltd. (H Shares) (a)	977,000	252,127
Magnitogorsk Iron & Steel Works OJSC unit (a)	143,600	619,203
Nucor Corp.	24,600	987,198
POSCO	15,694	4,934,748
Reliance Steel & Aluminum Co.	7,100	385,814
Salzgitter AG	4,700	203,378
Sims Metal Management Ltd.	21,500	210,091
Tata Steel Ltd.	63,017	459,349
Thyssenkrupp AG (d)	56,600	1,287,871
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	58,700	$ 283,522
Vale SA (PN-A) sponsored ADR	403,000	7,169,370
Voestalpine AG	23,100	727,568
Yamato Kogyo Co. Ltd.	9,100	255,457
		37,771,105
TOTAL METALS & MINING		207,263,157
OIL, GAS & CONSUMABLE FUELS - 32.5%
Coal & Consumable Fuels - 1.7%
Alpha Natural Resources, Inc. (a)(d)	484,337	4,150,768
Banpu PCL (For. Reg.)	8,950	114,392
Cameco Corp.	24,600	477,098
China Shenhua Energy Co. Ltd. (H Shares)	54,000	229,934
Paladin Energy Ltd.:
(Australia) (a)	46,842	55,189
(Canada) (a)	271,500	320,771
Peabody Energy Corp.	141,600	3,950,640
Whitehaven Coal Ltd.	138,200	437,548
Yanzhou Coal Mining Co. Ltd. (H Shares)	102,000	152,044
		9,888,384
Integrated Oil & Gas - 17.3%
BG Group PLC	271,550	5,028,504
BP PLC	1,556,100	11,113,052
Cenovus Energy, Inc.	38,100	1,343,943
Chevron Corp.	105,900	11,671,239
China Petroleum & Chemical Corp. (H Shares)	508,000	535,370
ENI SpA	254,827	5,863,806
Exxon Mobil Corp.	69,961	6,378,344
Gazprom OAO sponsored ADR	474,100	4,333,274
Hess Corp.	51,900	2,712,294
InterOil Corp. (a)	41,300	2,663,024
Lukoil Oil Co. sponsored ADR	39,900	2,401,980
Murphy Oil Corp.	38,700	2,322,000
Occidental Petroleum Corp.	95,100	7,509,096
OMV AG	13,300	486,134
Origin Energy Ltd.	254,563	3,001,870
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	259,600	5,329,588
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Repsol YPF SA	72,671	$ 1,452,449
Royal Dutch Shell PLC Class A (United Kingdom)	548,750	18,829,121
StatoilHydro ASA	64,600	1,591,031
Suncor Energy, Inc.	199,432	6,693,327
Total SA	14,900	750,516
		102,009,962
Oil & Gas Exploration & Production - 12.4%
Anadarko Petroleum Corp.	127,800	8,793,918
Apache Corp.	90,000	7,447,500
Baytex Energy Corp.	4,300	195,680
Bonavista Energy Corp. (d)	45,000	806,959
C&C Energia Ltd. (a)	284,900	1,660,193
Cabot Oil & Gas Corp.	32,200	1,512,756
Canadian Natural Resources Ltd.	199,200	6,003,424
Canadian Oil Sands Ltd.	8,600	182,548
Chesapeake Energy Corp.	65,700	1,331,082
Cimarex Energy Co.	7,400	423,132
CNOOC Ltd.	120,000	246,957
CNOOC Ltd. sponsored ADR (d)	14,800	3,042,140
Cobalt International Energy, Inc. (a)	99,800	2,076,838
Concho Resources, Inc. (a)	7,000	602,840
ConocoPhillips	3,200	185,120
Crew Energy, Inc. (a)	378,000	2,910,458
Denbury Resources, Inc. (a)	251,900	3,861,627
Devon Energy Corp.	32,600	1,897,646
Double Eagle Petroleum Co. (a)(d)	284,610	1,425,896
EOG Resources, Inc.	14,700	1,712,403
EQT Corp.	4,600	278,898
INPEX Corp.	437	2,490,730
Marathon Oil Corp.	62,600	1,881,756
Newfield Exploration Co. (a)	9,100	246,792
Nexen, Inc.	10,400	248,350
Noble Energy, Inc.	15,800	1,501,158
NOVATEK OAO GDR (Reg. S)	8,700	991,800
Oasis Petroleum, Inc. (a)	3,150	92,516
OGX Petroleo e Gas Participacoes SA (a)	56,600	131,255
Oil Search Ltd. ADR	46,796	361,410
Pacific Rubiales Energy Corp.	1,700	39,983
Painted Pony Petroleum Ltd. (a)(e)	15,000	162,203
Painted Pony Petroleum Ltd. Class A (a)	213,100	2,304,360
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Pengrowth Energy Corp. (d)	54,200	$ 325,064
Penn West Petroleum Ltd.	160,000	2,077,797
PetroBakken Energy Ltd. Class A (d)	132,900	1,677,966
Petrominerales Ltd.	241,126	1,933,837
Pioneer Natural Resources Co.	11,700	1,236,105
QEP Resources, Inc.	18,100	524,900
Rosetta Resources, Inc. (a)	13,200	607,728
Santos Ltd.	92,100	1,100,407
SM Energy Co.	5,700	307,344
Southwestern Energy Co. (a)	30,900	1,072,230
Talisman Energy, Inc.	86,500	980,406
Tullow Oil PLC	89,300	2,023,275
Whiting Petroleum Corp. (a)	30,100	1,264,802
Woodside Petroleum Ltd.	24,408	871,583
		73,053,772
Oil & Gas Refining & Marketing - 0.8%
Marathon Petroleum Corp.	26,850	1,474,871
Phillips 66	4,100	193,356
Tesoro Corp.	29,900	1,127,529
Valero Energy Corp.	60,700	1,766,370
		4,562,126
Oil & Gas Storage & Transport - 0.3%
Cheniere Energy, Inc. (a)	73,900	1,189,051
The Williams Companies, Inc.	18,000	629,820
		1,818,871
TOTAL OIL, GAS & CONSUMABLE FUELS		191,333,115
PAPER & FOREST PRODUCTS - 3.6%
Paper Products - 3.6%
Empresas CMPC SA	333,075	1,277,197
International Paper Co.	275,700	9,878,331
MeadWestvaco Corp.	800	23,752
Nine Dragons Paper (Holdings) Ltd.	869,000	612,221
Nippon Paper Group, Inc. (d)	86,800	992,715
Oji Holdings Corp.	268,000	785,569
Stora Enso Oyj (R Shares)	487,600	3,076,589
UPM-Kymmene Corp.	405,300	4,339,222
		20,985,596
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - 0.4%
Specialty Stores - 0.4%
Tsutsumi Jewelry Co. Ltd.	95,500	$ 2,190,411
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Mitsubishi Corp.	28,900	515,877
TOTAL COMMON STOCKS (Cost $614,116,238)		586,197,228
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 0.19% (b)	1,525,856	1,525,856
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	16,641,647	16,641,647
TOTAL MONEY MARKET FUNDS (Cost $18,167,503)		18,167,503
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $632,283,741)		604,364,731
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(15,234,186)
NET ASSETS - 100%		$ 589,130,545
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $162,203 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,102
Fidelity Securities Lending Cash Central Fund	447,820
Total	$ 453,922
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 586,197,228	$ 468,387,561	$ 117,809,667	$ -
Money Market Funds	18,167,503	18,167,503	-	-
Total Investments in Securities:	$ 604,364,731	$ 486,555,064	$ 117,809,667	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 40,233,339
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	31.3%
Canada	20.9%
United Kingdom	18.5%
Switzerland	4.3%
Australia	3.6%
Brazil	2.5%
Russia	2.3%
Bermuda	2.0%
Japan	1.7%
Italy	1.3%
Korea (South)	1.3%
Finland	1.3%
Norway	1.2%
South Africa	1.1%
Bailiwick of Jersey	1.1%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $15,891,643) - See accompanying schedule: Unaffiliated issuers (cost $614,116,238)	$ 586,197,228
Fidelity Central Funds (cost $18,167,503)	18,167,503
Total Investments (cost $632,283,741)		$ 604,364,731
Receivable for investments sold		3,085,957
Receivable for fund shares sold		635,744
Dividends receivable		697,233
Distributions receivable from Fidelity Central Funds		25,559
Other receivables		25,267
Total assets		608,834,491

Liabilities
Payable for investments purchased	$ 862,645
Payable for fund shares redeemed	1,560,012
Accrued management fee	352,531
Distribution and service plan fees payable	57,926
Other affiliated payables	173,018
Other payables and accrued expenses	56,167
Collateral on securities loaned, at value	16,641,647
Total liabilities		19,703,946

Net Assets		$ 589,130,545
Net Assets consist of:
Paid in capital		$ 653,044,854
Undistributed net investment income		4,752,569
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,740,018)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,926,860)
Net Assets		$ 589,130,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,694,434 ÷ 6,832,148 shares)	$ 14.59

Maximum offering price per share (100/94.25 of $14.59)	$ 15.48
Class T: Net Asset Value and redemption price per share ($16,692,439 ÷ 1,147,836 shares)	$ 14.54

Maximum offering price per share (100/96.50 of $14.54)	$ 15.07
Class B: Net Asset Value and offering price per share ($3,096,607 ÷ 214,827 shares)A	$ 14.41

Class C: Net Asset Value and offering price per share ($31,865,429 ÷ 2,217,584 shares)A	$ 14.37

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($387,241,629 ÷ 26,407,116 shares)	$ 14.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($50,540,007 ÷ 3,445,636 shares)	$ 14.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 14,713,564
Interest		7,665
Income from Fidelity Central Funds		453,922
Income before foreign taxes withheld		15,175,151
Less foreign taxes withheld		(949,994)
Total income		14,225,157

Expenses
Management fee	$ 4,742,379
Transfer agent fees	1,946,370
Distribution and service plan fees	749,354
Accounting and security lending fees	334,777
Custodian fees and expenses	90,233
Independent trustees' compensation	4,478
Registration fees	112,635
Audit	54,137
Legal	3,454
Interest	1,155
Miscellaneous	9,469
Total expenses before reductions	8,048,441
Expense reductions	(50,515)	7,997,926
Net investment income (loss)		6,227,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,052,701)
Foreign currency transactions	(554,431)
Total net realized gain (loss)		(27,607,132)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,167)	(9,235,369)
Assets and liabilities in foreign currencies	240,281
Total change in net unrealized appreciation (depreciation)		(8,995,088)
Net gain (loss)		(36,602,220)
Net increase (decrease) in net assets resulting from operations		$ (30,374,989)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,227,231	$ 6,869,450
Net realized gain (loss)	(27,607,132)	(6,898,032)
Change in net unrealized appreciation (depreciation)	(8,995,088)	(67,719,909)
Net increase (decrease) in net assets resulting from operations	(30,374,989)	(67,748,491)
Distributions to shareholders from net investment income	(3,692,921)	(5,045,313)
Distributions to shareholders from net realized gain	(671,463)	(2,104,800)
Total distributions	(4,364,384)	(7,150,113)
Share transactions - net increase (decrease)	(156,629,581)	418,528,912
Redemption fees	31,600	94,436
Total increase (decrease) in net assets	(191,337,354)	343,724,744

Net Assets
Beginning of period	780,467,899	436,743,155
End of period (including undistributed net investment income of $4,752,569 and undistributed net investment income of $2,852,890, respectively)	$ 589,130,545	$ 780,467,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.59)	(.38)	2.20	3.29
Total from investment operations	(.48)	(.26)	2.39	3.28
Distributions from net investment income	(.05)	(.13)	- K	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.07) M	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Total Return B,C,D	(3.19)%	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.34%	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.33%	1.31%	1.36%	1.48% A
Net investment income (loss)	.80%	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,694	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

M Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.60)	(.38)	2.19	3.29
Total from investment operations	(.52)	(.31)	2.35	3.26
Distributions from net investment income	(.01)	(.10)	-	-
Distributions from net realized gain	(.01)	(.06)	(.07)	-
Total distributions	(.02)	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Total Return B,C,D	(3.43)%	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F,J
Expenses before reductions	1.61%	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.61%	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.60%	1.59%	1.61%	1.73% A
Net investment income (loss)	.53%	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,692	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.59)	(.39)	2.20	3.28
Total from investment operations	(.59)	(.40)	2.28	3.21
Distributions from net realized gain	-	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Total Return B,C,D	(3.93)%	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.10%	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.10%	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.10%	2.15%	2.23% A
Net investment income (loss)	.03%	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,097	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.95	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.59)	(.38)	2.19	3.28
Total from investment operations	(.58)	(.39)	2.27	3.21
Distributions from net investment income	-	(.05)	-	-
Distributions from net realized gain	-	(.06)	(.04)	-
Total distributions	-	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Total Return B,C,D	(3.88)%	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.10%	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.10%	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.09%	2.08%	2.13%	2.23% A
Net investment income (loss)	.03%	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,865	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.60)	(.39)	2.21	3.29
Total from investment operations	(.45)	(.23)	2.44	3.30
Distributions from net investment income	(.08)	(.16)	(.01)	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.10) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01
Net asset value, end of period	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Total Return B,C	(2.96)%	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.10%	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.10%	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.09%	1.07%	1.09%	1.23% A
Net investment income (loss)	1.04%	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 387,242	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.22	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.60)	(.38)	2.21	3.29
Total from investment operations	(.44)	(.22)	2.44	3.30
Distributions from net investment income	(.09)	(.16)	(.01)	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.11) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01
Net asset value, end of period	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Total Return B,C	(2.90)%	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.04%	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.04%	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.03%	1.07%	1.23% A
Net investment income (loss)	1.10%	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,540	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity® Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,956,815
Gross unrealized depreciation	(75,456,352)
Net unrealized appreciation (depreciation) on securities and other investments	$ (35,499,537)

Tax Cost	$ 639,864,268

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,752,569
Capital loss carryforward	$ (33,159,492)
Net unrealized appreciation (depreciation)	$ (35,507,387)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(26,207,079)
Total capital loss carryforward	$ (33,159,492)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 4,364,384	$ 5,112,665
Long-term Capital Gains	-	2,037,448
Total	$ 4,364,384	$ 7,150,113

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,021,633 and $755,930,501, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 280,172	$ 5,920
Class T	.25%	.25%	93,536	148
Class B	.75%	.25%	36,080	27,074
Class C	.75%	.25%	339,566	113,885
			$ 749,354	$ 147,027

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36,090
Class T	5,451
Class B*	24,757
Class C*	11,858
$ 78,156

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 321,673.29
Class T	56,848.30
Class B	10,811.30
Class C	101,040.30
Global Commodity Stock	1,331,070.30
Institutional Class	124,928.24
	$ 1,946,370

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,902 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,814,765.41%		$ 1,098

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,897 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $447,820. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,543,000. The weighted average interest rate was .66%. The interest expense amounted to $57 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $50,515 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 437,422	$ 597,144
Class T	12,232	82,038
Class C	-	56,214
Global Commodity Stock	2,878,965	3,895,270
Institutional Class	364,302	414,647
Total	$ 3,692,921	$ 5,045,313
From net realized gain
Class A	$ 117,768	$ 275,211
Class T	19,027	52,381
Class B	-	16,866
Class C	-	68,717
Global Commodity Stock	479,827	1,532,256
Institutional Class	54,841	159,369
Total	$ 671,463	$ 2,104,800

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,675,922	7,297,574	$ 24,194,276	$ 124,882,197
Reinvestment of distributions	32,805	39,060	472,060	643,900
Shares redeemed	(3,329,384)	(2,752,883)	(47,357,051)	(44,565,640)
Net increase (decrease)	(1,620,657)	4,583,751	$ (22,690,715)	$ 80,960,457
Class T
Shares sold	189,622	866,549	$ 2,764,209	$ 14,740,169
Reinvestment of distributions	1,948	7,294	28,015	120,226
Shares redeemed	(424,718)	(249,100)	(6,023,857)	(4,030,489)
Net increase (decrease)	(233,148)	624,743	$ (3,231,633)	$ 10,829,906

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	7,831	82,231	$ 113,787	$ 1,397,980
Reinvestment of distributions	-	917	-	14,988
Shares redeemed	(81,206)	(76,244)	(1,157,702)	(1,237,701)
Net increase (decrease)	(73,375)	6,904	$ (1,043,915)	$ 175,267
Class C
Shares sold	492,632	2,215,036	$ 7,143,884	$ 37,885,797
Reinvestment of distributions	-	6,435	-	105,874
Shares redeemed	(761,541)	(662,765)	(10,673,957)	(10,246,197)
Net increase (decrease)	(268,909)	1,558,706	$ (3,530,073)	$ 27,745,474
Global Commodity Stock
Shares sold	7,606,851	32,339,719	$ 109,989,271	$ 553,926,075
Reinvestment of distributions	210,059	293,921	3,031,159	4,855,462
Shares redeemed	(16,330,927)	(17,519,084)	(233,733,610)	(288,860,403)
Net increase (decrease)	(8,514,017)	15,114,556	$ (120,713,180)	$ 269,921,134
Institutional Class
Shares sold	1,589,148	4,225,113	$ 22,944,496	$ 72,109,877
Reinvestment of distributions	18,526	16,850	267,335	278,352
Shares redeemed	(2,034,602)	(2,651,317)	(28,631,896)	(43,491,555)
Net increase (decrease)	(426,928)	1,590,646	$ (5,420,065)	$ 28,896,674

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%, Class T designates 100%, Class B designates 0%, and Class C designates 0% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, Class T designates 100%, Class B designates 0%, and Class C designates 0% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/12/2011	$0.077	$0.0107
Class T	12/12/2011	$0.034	$0.0107
Class B	12/12/2011	$0.000	$0.000
Class C	12/12/2011	$0.000	$0.000

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2011, the total returns of Institutional Class (Class I) and Class B of the fund and the total return of a third-party-sponsored index ("benchmark").

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCS-UANN-1212
1.879395.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Global
Commodity Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Institutional Class	-2.90%	12.05%

A From March 25, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Institutional Class on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a solid advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind for foreign investments, stocks worldwide rose 8.96% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) Index, largely buttressed in the summer by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, the U.S. showed the most impressive gain among major markets, advancing 15%, closely followed by Asia-Pacific ex Japan (+10%). A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes. However, continued weakness in peripheral European markets caused the region to lag the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Institutional Class shares returned -2.90%, in line with the -2.63% return of the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index. The fund was hurt the most by its investments in coal stocks, while choices in oil/gas refining and marketing meaningfully contributed. Overweightings in coal producers Alpha Natural Resources and Peabody Energy detracted, as did oil/gas equipment and services providers such as Ion Geophysical. Underweighting several solid-performing paper-related names also hurt, including Swedish paper product maker Svenska Cellulosa. Conversely, investments in refiners such as Marathon Petroleum and Tesoro were standouts, while oil/gas exploration and production firm Nexen was the fund's top individual contributor after its stock surged in late July on a takeover bid from Hong Kong-based CNOOC. Cabot Oil & Gas was another contributor. In agriculture, the fund benefited in part from an overweighting in fertilizer maker CF Industries Holdings. Some of the stocks I've mentioned were not in the benchmark and/or were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.33%
Actual		$ 1,000.00	$ 990.50	$ 6.65
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.75
Class T	1.59%
Actual		$ 1,000.00	$ 989.10	$ 7.95
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.06
Class B	2.09%
Actual		$ 1,000.00	$ 987.00	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.58
Class C	2.09%
Actual		$ 1,000.00	$ 987.00	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.58
Global Commodity Stock	1.08%
Actual		$ 1,000.00	$ 991.90	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Institutional Class	1.03%
Actual		$ 1,000.00	$ 992.60	$ 5.16
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	5.7	5.6
Monsanto Co.	5.0	4.6
Syngenta AG (Switzerland)	3.9	1.8
Potash Corp. of Saskatchewan, Inc.	3.4	4.1
Royal Dutch Shell PLC Class A (United Kingdom)	3.2	3.0
Rio Tinto PLC	2.9	2.7
Chevron Corp.	2.0	3.1
BP PLC	1.9	1.8
Agrium, Inc.	1.7	1.4
International Paper Co.	1.7	1.2
	31.4
Top Sectors (% of fund's net assets)
As of October 31, 2012
Metals 35.2%
Energy 34.0%
Agriculture 28.7%
Other 1.6%
Short-Term Investments and Net Other Assets 0.5%

As of April 30, 2012
Energy 37.0%
Metals 36.8%
Agriculture 23.5%
Other 2.5%
Short-Term Investments and Net Other Assets 0.2%

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CHEMICALS - 21.2%
Commodity Chemicals - 0.0%
Braskem SA (PN-A)	13,250	$ 87,547
Fertilizers & Agricultural Chemicals - 21.2%
Agrium, Inc.	94,300	9,930,888
CF Industries Holdings, Inc.	42,072	8,632,754
China BlueChemical Ltd. (H Shares)	2,450,000	1,552,184
Incitec Pivot Ltd.	838,984	2,752,067
Israel Chemicals Ltd.	337,000	4,217,218
Israel Corp. Ltd. (Class A)	1,000	679,773
K&S AG	74,207	3,510,694
Monsanto Co.	339,900	29,255,193
Potash Corp. of Saskatchewan, Inc.	501,600	20,164,446
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	3,100	179,335
Syngenta AG (Switzerland)	58,362	22,754,733
Taiwan Fertilizer Co. Ltd.	93,000	221,595
The Mosaic Co.	181,700	9,510,178
United Phosphorous Ltd. (a)	252,256	534,939
Uralkali OJSC GDR (Reg. S)	137,900	5,402,922
Yara International ASA	115,400	5,436,732
		124,735,651
Specialty Chemicals - 0.0%
LyondellBasell Industries NV Class A	3,900	208,221
TOTAL CHEMICALS		125,031,419
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
FLSmidth & Co. A/S	3,100	183,134
CONSTRUCTION MATERIALS - 0.1%
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	7,100	584,401
CONTAINERS & PACKAGING - 0.1%
Paper Packaging - 0.1%
Klabin SA (PN) (non-vtg.)	31,700	186,200
Rock-Tenn Co. Class A	9,000	658,710
		844,910
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 1.5%
Oil & Gas Drilling - 1.2%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	8,000	$ 276,800
Noble Corp.	56,600	2,136,084
Ocean Rig UDW, Inc. (United States) (a)	90,700	1,439,409
Rowan Companies PLC (a)	32,900	1,043,259
Unit Corp. (a)	14,400	581,040
Vantage Drilling Co. (a)	1,074,382	1,976,863
		7,453,455
Oil & Gas Equipment & Services - 0.3%
Cameron International Corp. (a)	12,700	643,128
National Oilwell Varco, Inc.	4,200	309,540
Superior Energy Services, Inc. (a)	36,600	744,078
		1,696,746
TOTAL ENERGY EQUIPMENT & SERVICES		9,150,201
FOOD PRODUCTS - 4.1%
Agricultural Products - 4.0%
Archer Daniels Midland Co.	311,500	8,360,660
Bunge Ltd.	104,400	7,415,532
China Agri-Industries Holdings Ltd.	1,561,000	976,878
Golden Agri-Resources Ltd.	4,481,000	2,295,971
Ingredion, Inc.	10,400	639,184
Viterra, Inc.	200,600	3,161,396
Wilmar International Ltd.	214,000	542,105
		23,391,726
Packaged Foods & Meats - 0.1%
Tyson Foods, Inc. Class A	46,300	778,303
TOTAL FOOD PRODUCTS		24,170,029
MACHINERY - 0.7%
Construction & Farm Machinery & Heavy Trucks - 0.7%
Caterpillar, Inc.	3,200	271,392
Cummins, Inc.	2,900	271,382
Deere & Co.	450	38,448
Fiat Industrial SpA	186,900	2,024,002
Jain Irrigation Systems Ltd.	442,016	537,271
Joy Global, Inc.	12,850	802,483
		3,944,978
Common Stocks - continued
	Shares	Value
METALS & MINING - 35.2%
Aluminum - 0.2%
Alcoa, Inc.	135,300	$ 1,159,521
Diversified Metals & Mining - 18.2%
Anglo American PLC (United Kingdom)	286,151	8,787,601
BHP Billiton PLC	1,044,896	33,490,228
Copper Mountain Mining Corp. (a)	1,376,156	5,566,629
Eurasian Natural Resources Corp. PLC	86,200	455,848
First Quantum Minerals Ltd.	164,100	3,688,656
Freeport-McMoRan Copper & Gold, Inc.	239,200	9,300,096
Glencore International PLC (d)	698,800	3,868,535
Grupo Mexico SA de CV Series B	89,411	286,519
Horsehead Holding Corp. (a)	221,000	2,000,050
Iluka Resources Ltd.	344,446	3,546,918
Inmet Mining Corp.	16,800	866,283
Ivanhoe Australia Ltd. (a)	536,258	487,080
Jiangxi Copper Co. Ltd. (H Shares)	75,000	194,031
Kazakhmys PLC	28,100	321,506
Korea Zinc Co. Ltd.	1,100	451,977
Norilsk Nickel OJSC sponsored ADR	1,700	25,789
OZ Minerals Ltd.	531	4,514
Rio Tinto PLC	341,587	17,064,470
Sterlite Industries (India) Ltd.	148,488	273,500
Sumitomo Metal Mining Co. Ltd.	103,000	1,356,044
Teck Resources Ltd. Class B (sub. vtg.)	111,100	3,526,278
Turquoise Hill Resources Ltd. (a)(d)	510,014	3,988,195
Walter Energy, Inc.	26,800	936,928
Xstrata PLC	416,691	6,583,812
		107,071,487
Gold - 9.3%
Agnico-Eagle Mines Ltd. (Canada)	32,400	1,829,323
AngloGold Ashanti Ltd. sponsored ADR	103,800	3,527,124
Barrick Gold Corp.	227,800	9,212,358
Centerra Gold, Inc.	40,500	459,439
Eldorado Gold Corp.	218,350	3,226,880
Gold Fields Ltd. sponsored ADR	156,900	1,962,819
Goldcorp, Inc.	185,810	8,399,821
Harmony Gold Mining Co. Ltd. sponsored ADR	158,500	1,315,550
IAMGOLD Corp.	97,900	1,519,349
Kinross Gold Corp.	264,705	2,629,160
New Gold, Inc. (a)	255,100	2,985,851
Newcrest Mining Ltd.	170,840	4,687,108
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Newmont Mining Corp.	99,000	$ 5,400,450
Osisko Mining Corp. (a)	99,400	976,334
Premier Gold Mines Ltd. (a)	301,500	1,693,532
Randgold Resources Ltd. sponsored ADR	17,800	2,128,702
Yamana Gold, Inc.	150,200	3,033,326
		54,987,126
Precious Metals & Minerals - 1.1%
Aquarius Platinum Ltd. (United Kingdom)	492,800	298,221
Gem Diamonds Ltd. (a)	223,600	608,908
Impala Platinum Holdings Ltd.	10,000	179,917
Lonmin PLC (d)	5,922	49,026
Northam Platinum Ltd.	30,500	114,674
Pan American Silver Corp.	92,300	2,024,824
Silver Wheaton Corp.	74,400	2,998,348
		6,273,918
Steel - 6.4%
African Minerals Ltd. (a)	612,800	2,702,186
Allegheny Technologies, Inc.	28,000	737,800
ArcelorMittal SA Class A unit (d)	202,400	2,989,448
Bradespar SA (PN)	12,600	186,111
Carpenter Technology Corp.	3,400	165,274
Cliffs Natural Resources, Inc.	26,100	946,647
Commercial Metals Co.	19,550	269,008
Eregli Demir ve Celik Fabrikalari T.A.S.	149,000	177,054
Fortescue Metals Group Ltd. (d)	624,689	2,645,710
Gerdau SA sponsored ADR	179,500	1,577,805
Hyundai Steel Co.	30,714	2,211,323
JFE Holdings, Inc.	119,000	1,677,001
Jindal Steel & Power Ltd.	61,255	442,122
London Mining PLC (a)	1,327,900	3,267,920
Maanshan Iron & Steel Ltd. (H Shares) (a)	977,000	252,127
Magnitogorsk Iron & Steel Works OJSC unit (a)	143,600	619,203
Nucor Corp.	24,600	987,198
POSCO	15,694	4,934,748
Reliance Steel & Aluminum Co.	7,100	385,814
Salzgitter AG	4,700	203,378
Sims Metal Management Ltd.	21,500	210,091
Tata Steel Ltd.	63,017	459,349
Thyssenkrupp AG (d)	56,600	1,287,871
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	58,700	$ 283,522
Vale SA (PN-A) sponsored ADR	403,000	7,169,370
Voestalpine AG	23,100	727,568
Yamato Kogyo Co. Ltd.	9,100	255,457
		37,771,105
TOTAL METALS & MINING		207,263,157
OIL, GAS & CONSUMABLE FUELS - 32.5%
Coal & Consumable Fuels - 1.7%
Alpha Natural Resources, Inc. (a)(d)	484,337	4,150,768
Banpu PCL (For. Reg.)	8,950	114,392
Cameco Corp.	24,600	477,098
China Shenhua Energy Co. Ltd. (H Shares)	54,000	229,934
Paladin Energy Ltd.:
(Australia) (a)	46,842	55,189
(Canada) (a)	271,500	320,771
Peabody Energy Corp.	141,600	3,950,640
Whitehaven Coal Ltd.	138,200	437,548
Yanzhou Coal Mining Co. Ltd. (H Shares)	102,000	152,044
		9,888,384
Integrated Oil & Gas - 17.3%
BG Group PLC	271,550	5,028,504
BP PLC	1,556,100	11,113,052
Cenovus Energy, Inc.	38,100	1,343,943
Chevron Corp.	105,900	11,671,239
China Petroleum & Chemical Corp. (H Shares)	508,000	535,370
ENI SpA	254,827	5,863,806
Exxon Mobil Corp.	69,961	6,378,344
Gazprom OAO sponsored ADR	474,100	4,333,274
Hess Corp.	51,900	2,712,294
InterOil Corp. (a)	41,300	2,663,024
Lukoil Oil Co. sponsored ADR	39,900	2,401,980
Murphy Oil Corp.	38,700	2,322,000
Occidental Petroleum Corp.	95,100	7,509,096
OMV AG	13,300	486,134
Origin Energy Ltd.	254,563	3,001,870
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	259,600	5,329,588
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Repsol YPF SA	72,671	$ 1,452,449
Royal Dutch Shell PLC Class A (United Kingdom)	548,750	18,829,121
StatoilHydro ASA	64,600	1,591,031
Suncor Energy, Inc.	199,432	6,693,327
Total SA	14,900	750,516
		102,009,962
Oil & Gas Exploration & Production - 12.4%
Anadarko Petroleum Corp.	127,800	8,793,918
Apache Corp.	90,000	7,447,500
Baytex Energy Corp.	4,300	195,680
Bonavista Energy Corp. (d)	45,000	806,959
C&C Energia Ltd. (a)	284,900	1,660,193
Cabot Oil & Gas Corp.	32,200	1,512,756
Canadian Natural Resources Ltd.	199,200	6,003,424
Canadian Oil Sands Ltd.	8,600	182,548
Chesapeake Energy Corp.	65,700	1,331,082
Cimarex Energy Co.	7,400	423,132
CNOOC Ltd.	120,000	246,957
CNOOC Ltd. sponsored ADR (d)	14,800	3,042,140
Cobalt International Energy, Inc. (a)	99,800	2,076,838
Concho Resources, Inc. (a)	7,000	602,840
ConocoPhillips	3,200	185,120
Crew Energy, Inc. (a)	378,000	2,910,458
Denbury Resources, Inc. (a)	251,900	3,861,627
Devon Energy Corp.	32,600	1,897,646
Double Eagle Petroleum Co. (a)(d)	284,610	1,425,896
EOG Resources, Inc.	14,700	1,712,403
EQT Corp.	4,600	278,898
INPEX Corp.	437	2,490,730
Marathon Oil Corp.	62,600	1,881,756
Newfield Exploration Co. (a)	9,100	246,792
Nexen, Inc.	10,400	248,350
Noble Energy, Inc.	15,800	1,501,158
NOVATEK OAO GDR (Reg. S)	8,700	991,800
Oasis Petroleum, Inc. (a)	3,150	92,516
OGX Petroleo e Gas Participacoes SA (a)	56,600	131,255
Oil Search Ltd. ADR	46,796	361,410
Pacific Rubiales Energy Corp.	1,700	39,983
Painted Pony Petroleum Ltd. (a)(e)	15,000	162,203
Painted Pony Petroleum Ltd. Class A (a)	213,100	2,304,360
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Pengrowth Energy Corp. (d)	54,200	$ 325,064
Penn West Petroleum Ltd.	160,000	2,077,797
PetroBakken Energy Ltd. Class A (d)	132,900	1,677,966
Petrominerales Ltd.	241,126	1,933,837
Pioneer Natural Resources Co.	11,700	1,236,105
QEP Resources, Inc.	18,100	524,900
Rosetta Resources, Inc. (a)	13,200	607,728
Santos Ltd.	92,100	1,100,407
SM Energy Co.	5,700	307,344
Southwestern Energy Co. (a)	30,900	1,072,230
Talisman Energy, Inc.	86,500	980,406
Tullow Oil PLC	89,300	2,023,275
Whiting Petroleum Corp. (a)	30,100	1,264,802
Woodside Petroleum Ltd.	24,408	871,583
		73,053,772
Oil & Gas Refining & Marketing - 0.8%
Marathon Petroleum Corp.	26,850	1,474,871
Phillips 66	4,100	193,356
Tesoro Corp.	29,900	1,127,529
Valero Energy Corp.	60,700	1,766,370
		4,562,126
Oil & Gas Storage & Transport - 0.3%
Cheniere Energy, Inc. (a)	73,900	1,189,051
The Williams Companies, Inc.	18,000	629,820
		1,818,871
TOTAL OIL, GAS & CONSUMABLE FUELS		191,333,115
PAPER & FOREST PRODUCTS - 3.6%
Paper Products - 3.6%
Empresas CMPC SA	333,075	1,277,197
International Paper Co.	275,700	9,878,331
MeadWestvaco Corp.	800	23,752
Nine Dragons Paper (Holdings) Ltd.	869,000	612,221
Nippon Paper Group, Inc. (d)	86,800	992,715
Oji Holdings Corp.	268,000	785,569
Stora Enso Oyj (R Shares)	487,600	3,076,589
UPM-Kymmene Corp.	405,300	4,339,222
		20,985,596
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - 0.4%
Specialty Stores - 0.4%
Tsutsumi Jewelry Co. Ltd.	95,500	$ 2,190,411
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Mitsubishi Corp.	28,900	515,877
TOTAL COMMON STOCKS (Cost $614,116,238)		586,197,228
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 0.19% (b)	1,525,856	1,525,856
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	16,641,647	16,641,647
TOTAL MONEY MARKET FUNDS (Cost $18,167,503)		18,167,503
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $632,283,741)		604,364,731
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(15,234,186)
NET ASSETS - 100%		$ 589,130,545
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $162,203 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,102
Fidelity Securities Lending Cash Central Fund	447,820
Total	$ 453,922
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 586,197,228	$ 468,387,561	$ 117,809,667	$ -
Money Market Funds	18,167,503	18,167,503	-	-
Total Investments in Securities:	$ 604,364,731	$ 486,555,064	$ 117,809,667	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 40,233,339
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	31.3%
Canada	20.9%
United Kingdom	18.5%
Switzerland	4.3%
Australia	3.6%
Brazil	2.5%
Russia	2.3%
Bermuda	2.0%
Japan	1.7%
Italy	1.3%
Korea (South)	1.3%
Finland	1.3%
Norway	1.2%
South Africa	1.1%
Bailiwick of Jersey	1.1%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $15,891,643) - See accompanying schedule: Unaffiliated issuers (cost $614,116,238)	$ 586,197,228
Fidelity Central Funds (cost $18,167,503)	18,167,503
Total Investments (cost $632,283,741)		$ 604,364,731
Receivable for investments sold		3,085,957
Receivable for fund shares sold		635,744
Dividends receivable		697,233
Distributions receivable from Fidelity Central Funds		25,559
Other receivables		25,267
Total assets		608,834,491

Liabilities
Payable for investments purchased	$ 862,645
Payable for fund shares redeemed	1,560,012
Accrued management fee	352,531
Distribution and service plan fees payable	57,926
Other affiliated payables	173,018
Other payables and accrued expenses	56,167
Collateral on securities loaned, at value	16,641,647
Total liabilities		19,703,946

Net Assets		$ 589,130,545
Net Assets consist of:
Paid in capital		$ 653,044,854
Undistributed net investment income		4,752,569
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,740,018)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,926,860)
Net Assets		$ 589,130,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,694,434 ÷ 6,832,148 shares)	$ 14.59

Maximum offering price per share (100/94.25 of $14.59)	$ 15.48
Class T: Net Asset Value and redemption price per share ($16,692,439 ÷ 1,147,836 shares)	$ 14.54

Maximum offering price per share (100/96.50 of $14.54)	$ 15.07
Class B: Net Asset Value and offering price per share ($3,096,607 ÷ 214,827 shares)A	$ 14.41

Class C: Net Asset Value and offering price per share ($31,865,429 ÷ 2,217,584 shares)A	$ 14.37

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($387,241,629 ÷ 26,407,116 shares)	$ 14.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($50,540,007 ÷ 3,445,636 shares)	$ 14.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 14,713,564
Interest		7,665
Income from Fidelity Central Funds		453,922
Income before foreign taxes withheld		15,175,151
Less foreign taxes withheld		(949,994)
Total income		14,225,157

Expenses
Management fee	$ 4,742,379
Transfer agent fees	1,946,370
Distribution and service plan fees	749,354
Accounting and security lending fees	334,777
Custodian fees and expenses	90,233
Independent trustees' compensation	4,478
Registration fees	112,635
Audit	54,137
Legal	3,454
Interest	1,155
Miscellaneous	9,469
Total expenses before reductions	8,048,441
Expense reductions	(50,515)	7,997,926
Net investment income (loss)		6,227,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,052,701)
Foreign currency transactions	(554,431)
Total net realized gain (loss)		(27,607,132)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,167)	(9,235,369)
Assets and liabilities in foreign currencies	240,281
Total change in net unrealized appreciation (depreciation)		(8,995,088)
Net gain (loss)		(36,602,220)
Net increase (decrease) in net assets resulting from operations		$ (30,374,989)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,227,231	$ 6,869,450
Net realized gain (loss)	(27,607,132)	(6,898,032)
Change in net unrealized appreciation (depreciation)	(8,995,088)	(67,719,909)
Net increase (decrease) in net assets resulting from operations	(30,374,989)	(67,748,491)
Distributions to shareholders from net investment income	(3,692,921)	(5,045,313)
Distributions to shareholders from net realized gain	(671,463)	(2,104,800)
Total distributions	(4,364,384)	(7,150,113)
Share transactions - net increase (decrease)	(156,629,581)	418,528,912
Redemption fees	31,600	94,436
Total increase (decrease) in net assets	(191,337,354)	343,724,744

Net Assets
Beginning of period	780,467,899	436,743,155
End of period (including undistributed net investment income of $4,752,569 and undistributed net investment income of $2,852,890, respectively)	$ 589,130,545	$ 780,467,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.59)	(.38)	2.20	3.29
Total from investment operations	(.48)	(.26)	2.39	3.28
Distributions from net investment income	(.05)	(.13)	- K	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.07) M	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Total Return B,C,D	(3.19)%	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.34%	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.33%	1.31%	1.36%	1.48% A
Net investment income (loss)	.80%	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,694	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

M Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.60)	(.38)	2.19	3.29
Total from investment operations	(.52)	(.31)	2.35	3.26
Distributions from net investment income	(.01)	(.10)	-	-
Distributions from net realized gain	(.01)	(.06)	(.07)	-
Total distributions	(.02)	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Total Return B,C,D	(3.43)%	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F,J
Expenses before reductions	1.61%	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.61%	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.60%	1.59%	1.61%	1.73% A
Net investment income (loss)	.53%	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,692	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.59)	(.39)	2.20	3.28
Total from investment operations	(.59)	(.40)	2.28	3.21
Distributions from net realized gain	-	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Total Return B,C,D	(3.93)%	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.10%	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.10%	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.10%	2.15%	2.23% A
Net investment income (loss)	.03%	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,097	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.95	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.59)	(.38)	2.19	3.28
Total from investment operations	(.58)	(.39)	2.27	3.21
Distributions from net investment income	-	(.05)	-	-
Distributions from net realized gain	-	(.06)	(.04)	-
Total distributions	-	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Total Return B,C,D	(3.88)%	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.10%	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.10%	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.09%	2.08%	2.13%	2.23% A
Net investment income (loss)	.03%	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,865	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.60)	(.39)	2.21	3.29
Total from investment operations	(.45)	(.23)	2.44	3.30
Distributions from net investment income	(.08)	(.16)	(.01)	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.10) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01
Net asset value, end of period	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Total Return B,C	(2.96)%	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.10%	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.10%	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.09%	1.07%	1.09%	1.23% A
Net investment income (loss)	1.04%	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 387,242	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.22	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.60)	(.38)	2.21	3.29
Total from investment operations	(.44)	(.22)	2.44	3.30
Distributions from net investment income	(.09)	(.16)	(.01)	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.11) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01
Net asset value, end of period	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Total Return B,C	(2.90)%	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.04%	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.04%	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.03%	1.07%	1.23% A
Net investment income (loss)	1.10%	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,540	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity® Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,956,815
Gross unrealized depreciation	(75,456,352)
Net unrealized appreciation (depreciation) on securities and other investments	$ (35,499,537)

Tax Cost	$ 639,864,268

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,752,569
Capital loss carryforward	$ (33,159,492)
Net unrealized appreciation (depreciation)	$ (35,507,387)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(26,207,079)
Total capital loss carryforward	$ (33,159,492)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 4,364,384	$ 5,112,665
Long-term Capital Gains	-	2,037,448
Total	$ 4,364,384	$ 7,150,113

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,021,633 and $755,930,501, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 280,172	$ 5,920
Class T	.25%	.25%	93,536	148
Class B	.75%	.25%	36,080	27,074
Class C	.75%	.25%	339,566	113,885
			$ 749,354	$ 147,027

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36,090
Class T	5,451
Class B*	24,757
Class C*	11,858
$ 78,156

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 321,673.29
Class T	56,848.30
Class B	10,811.30
Class C	101,040.30
Global Commodity Stock	1,331,070.30
Institutional Class	124,928.24
	$ 1,946,370

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,902 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,814,765.41%		$ 1,098

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,897 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $447,820. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,543,000. The weighted average interest rate was .66%. The interest expense amounted to $57 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $50,515 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 437,422	$ 597,144
Class T	12,232	82,038
Class C	-	56,214
Global Commodity Stock	2,878,965	3,895,270
Institutional Class	364,302	414,647
Total	$ 3,692,921	$ 5,045,313
From net realized gain
Class A	$ 117,768	$ 275,211
Class T	19,027	52,381
Class B	-	16,866
Class C	-	68,717
Global Commodity Stock	479,827	1,532,256
Institutional Class	54,841	159,369
Total	$ 671,463	$ 2,104,800

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,675,922	7,297,574	$ 24,194,276	$ 124,882,197
Reinvestment of distributions	32,805	39,060	472,060	643,900
Shares redeemed	(3,329,384)	(2,752,883)	(47,357,051)	(44,565,640)
Net increase (decrease)	(1,620,657)	4,583,751	$ (22,690,715)	$ 80,960,457
Class T
Shares sold	189,622	866,549	$ 2,764,209	$ 14,740,169
Reinvestment of distributions	1,948	7,294	28,015	120,226
Shares redeemed	(424,718)	(249,100)	(6,023,857)	(4,030,489)
Net increase (decrease)	(233,148)	624,743	$ (3,231,633)	$ 10,829,906

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	7,831	82,231	$ 113,787	$ 1,397,980
Reinvestment of distributions	-	917	-	14,988
Shares redeemed	(81,206)	(76,244)	(1,157,702)	(1,237,701)
Net increase (decrease)	(73,375)	6,904	$ (1,043,915)	$ 175,267
Class C
Shares sold	492,632	2,215,036	$ 7,143,884	$ 37,885,797
Reinvestment of distributions	-	6,435	-	105,874
Shares redeemed	(761,541)	(662,765)	(10,673,957)	(10,246,197)
Net increase (decrease)	(268,909)	1,558,706	$ (3,530,073)	$ 27,745,474
Global Commodity Stock
Shares sold	7,606,851	32,339,719	$ 109,989,271	$ 553,926,075
Reinvestment of distributions	210,059	293,921	3,031,159	4,855,462
Shares redeemed	(16,330,927)	(17,519,084)	(233,733,610)	(288,860,403)
Net increase (decrease)	(8,514,017)	15,114,556	$ (120,713,180)	$ 269,921,134
Institutional Class
Shares sold	1,589,148	4,225,113	$ 22,944,496	$ 72,109,877
Reinvestment of distributions	18,526	16,850	267,335	278,352
Shares redeemed	(2,034,602)	(2,651,317)	(28,631,896)	(43,491,555)
Net increase (decrease)	(426,928)	1,590,646	$ (5,420,065)	$ 28,896,674

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 70% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/12/2011	$0.118	$0.0107

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2011, the total returns of Institutional Class (Class I) and Class B of the fund and the total return of a third-party-sponsored index ("benchmark").

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCSI-UANN-1212
1.879388.103

Fidelity®
Global Commodity Stock
Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Fidelity® Global Commodity Stock Fund	-2.96%	12.00%

A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a solid advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind for foreign investments, stocks worldwide rose 8.96% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) Index, largely buttressed in the summer by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, the U.S. showed the most impressive gain among major markets, advancing 15%, closely followed by Asia-Pacific ex Japan (+10%). A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes. However, continued weakness in peripheral European markets caused the region to lag the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity® Global Commodity Stock Fund: For the year, the fund's Retail Class shares returned -2.96%, in line with -2.63% for the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index. The fund was hurt the most by its investments in coal stocks, while choices in oil/gas refining and marketing meaningfully contributed. Overweightings in coal producers Alpha Natural Resources and Peabody Energy detracted, as did oil/gas equipment and services providers such as Ion Geophysical. Underweighting several solid-performing paper-related names also hurt, including Swedish paper product maker Svenska Cellulosa. Conversely, investments in refiners such as Marathon Petroleum and Tesoro were standouts, while oil/gas exploration and production firm Nexen was the fund's top individual contributor after its stock surged in late July on a takeover bid from Hong Kong-based CNOOC. Cabot Oil & Gas was another contributor. In agriculture, the fund benefited in part from an overweighting in fertilizer maker CF Industries Holdings. Some of the stocks I've mentioned were not in the benchmark and/or were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.33%
Actual		$ 1,000.00	$ 990.50	$ 6.65
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.75
Class T	1.59%
Actual		$ 1,000.00	$ 989.10	$ 7.95
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.06
Class B	2.09%
Actual		$ 1,000.00	$ 987.00	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.58
Class C	2.09%
Actual		$ 1,000.00	$ 987.00	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.58
Global Commodity Stock	1.08%
Actual		$ 1,000.00	$ 991.90	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Institutional Class	1.03%
Actual		$ 1,000.00	$ 992.60	$ 5.16
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	5.7	5.6
Monsanto Co.	5.0	4.6
Syngenta AG (Switzerland)	3.9	1.8
Potash Corp. of Saskatchewan, Inc.	3.4	4.1
Royal Dutch Shell PLC Class A (United Kingdom)	3.2	3.0
Rio Tinto PLC	2.9	2.7
Chevron Corp.	2.0	3.1
BP PLC	1.9	1.8
Agrium, Inc.	1.7	1.4
International Paper Co.	1.7	1.2
	31.4
Top Sectors (% of fund's net assets)
As of October 31, 2012
Metals 35.2%
Energy 34.0%
Agriculture 28.7%
Other 1.6%
Short-Term Investments and Net Other Assets 0.5%

As of April 30, 2012
Energy 37.0%
Metals 36.8%
Agriculture 23.5%
Other 2.5%
Short-Term Investments and Net Other Assets 0.2%

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CHEMICALS - 21.2%
Commodity Chemicals - 0.0%
Braskem SA (PN-A)	13,250	$ 87,547
Fertilizers & Agricultural Chemicals - 21.2%
Agrium, Inc.	94,300	9,930,888
CF Industries Holdings, Inc.	42,072	8,632,754
China BlueChemical Ltd. (H Shares)	2,450,000	1,552,184
Incitec Pivot Ltd.	838,984	2,752,067
Israel Chemicals Ltd.	337,000	4,217,218
Israel Corp. Ltd. (Class A)	1,000	679,773
K&S AG	74,207	3,510,694
Monsanto Co.	339,900	29,255,193
Potash Corp. of Saskatchewan, Inc.	501,600	20,164,446
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	3,100	179,335
Syngenta AG (Switzerland)	58,362	22,754,733
Taiwan Fertilizer Co. Ltd.	93,000	221,595
The Mosaic Co.	181,700	9,510,178
United Phosphorous Ltd. (a)	252,256	534,939
Uralkali OJSC GDR (Reg. S)	137,900	5,402,922
Yara International ASA	115,400	5,436,732
		124,735,651
Specialty Chemicals - 0.0%
LyondellBasell Industries NV Class A	3,900	208,221
TOTAL CHEMICALS		125,031,419
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
FLSmidth & Co. A/S	3,100	183,134
CONSTRUCTION MATERIALS - 0.1%
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	7,100	584,401
CONTAINERS & PACKAGING - 0.1%
Paper Packaging - 0.1%
Klabin SA (PN) (non-vtg.)	31,700	186,200
Rock-Tenn Co. Class A	9,000	658,710
		844,910
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 1.5%
Oil & Gas Drilling - 1.2%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	8,000	$ 276,800
Noble Corp.	56,600	2,136,084
Ocean Rig UDW, Inc. (United States) (a)	90,700	1,439,409
Rowan Companies PLC (a)	32,900	1,043,259
Unit Corp. (a)	14,400	581,040
Vantage Drilling Co. (a)	1,074,382	1,976,863
		7,453,455
Oil & Gas Equipment & Services - 0.3%
Cameron International Corp. (a)	12,700	643,128
National Oilwell Varco, Inc.	4,200	309,540
Superior Energy Services, Inc. (a)	36,600	744,078
		1,696,746
TOTAL ENERGY EQUIPMENT & SERVICES		9,150,201
FOOD PRODUCTS - 4.1%
Agricultural Products - 4.0%
Archer Daniels Midland Co.	311,500	8,360,660
Bunge Ltd.	104,400	7,415,532
China Agri-Industries Holdings Ltd.	1,561,000	976,878
Golden Agri-Resources Ltd.	4,481,000	2,295,971
Ingredion, Inc.	10,400	639,184
Viterra, Inc.	200,600	3,161,396
Wilmar International Ltd.	214,000	542,105
		23,391,726
Packaged Foods & Meats - 0.1%
Tyson Foods, Inc. Class A	46,300	778,303
TOTAL FOOD PRODUCTS		24,170,029
MACHINERY - 0.7%
Construction & Farm Machinery & Heavy Trucks - 0.7%
Caterpillar, Inc.	3,200	271,392
Cummins, Inc.	2,900	271,382
Deere & Co.	450	38,448
Fiat Industrial SpA	186,900	2,024,002
Jain Irrigation Systems Ltd.	442,016	537,271
Joy Global, Inc.	12,850	802,483
		3,944,978
Common Stocks - continued
	Shares	Value
METALS & MINING - 35.2%
Aluminum - 0.2%
Alcoa, Inc.	135,300	$ 1,159,521
Diversified Metals & Mining - 18.2%
Anglo American PLC (United Kingdom)	286,151	8,787,601
BHP Billiton PLC	1,044,896	33,490,228
Copper Mountain Mining Corp. (a)	1,376,156	5,566,629
Eurasian Natural Resources Corp. PLC	86,200	455,848
First Quantum Minerals Ltd.	164,100	3,688,656
Freeport-McMoRan Copper & Gold, Inc.	239,200	9,300,096
Glencore International PLC (d)	698,800	3,868,535
Grupo Mexico SA de CV Series B	89,411	286,519
Horsehead Holding Corp. (a)	221,000	2,000,050
Iluka Resources Ltd.	344,446	3,546,918
Inmet Mining Corp.	16,800	866,283
Ivanhoe Australia Ltd. (a)	536,258	487,080
Jiangxi Copper Co. Ltd. (H Shares)	75,000	194,031
Kazakhmys PLC	28,100	321,506
Korea Zinc Co. Ltd.	1,100	451,977
Norilsk Nickel OJSC sponsored ADR	1,700	25,789
OZ Minerals Ltd.	531	4,514
Rio Tinto PLC	341,587	17,064,470
Sterlite Industries (India) Ltd.	148,488	273,500
Sumitomo Metal Mining Co. Ltd.	103,000	1,356,044
Teck Resources Ltd. Class B (sub. vtg.)	111,100	3,526,278
Turquoise Hill Resources Ltd. (a)(d)	510,014	3,988,195
Walter Energy, Inc.	26,800	936,928
Xstrata PLC	416,691	6,583,812
		107,071,487
Gold - 9.3%
Agnico-Eagle Mines Ltd. (Canada)	32,400	1,829,323
AngloGold Ashanti Ltd. sponsored ADR	103,800	3,527,124
Barrick Gold Corp.	227,800	9,212,358
Centerra Gold, Inc.	40,500	459,439
Eldorado Gold Corp.	218,350	3,226,880
Gold Fields Ltd. sponsored ADR	156,900	1,962,819
Goldcorp, Inc.	185,810	8,399,821
Harmony Gold Mining Co. Ltd. sponsored ADR	158,500	1,315,550
IAMGOLD Corp.	97,900	1,519,349
Kinross Gold Corp.	264,705	2,629,160
New Gold, Inc. (a)	255,100	2,985,851
Newcrest Mining Ltd.	170,840	4,687,108
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Newmont Mining Corp.	99,000	$ 5,400,450
Osisko Mining Corp. (a)	99,400	976,334
Premier Gold Mines Ltd. (a)	301,500	1,693,532
Randgold Resources Ltd. sponsored ADR	17,800	2,128,702
Yamana Gold, Inc.	150,200	3,033,326
		54,987,126
Precious Metals & Minerals - 1.1%
Aquarius Platinum Ltd. (United Kingdom)	492,800	298,221
Gem Diamonds Ltd. (a)	223,600	608,908
Impala Platinum Holdings Ltd.	10,000	179,917
Lonmin PLC (d)	5,922	49,026
Northam Platinum Ltd.	30,500	114,674
Pan American Silver Corp.	92,300	2,024,824
Silver Wheaton Corp.	74,400	2,998,348
		6,273,918
Steel - 6.4%
African Minerals Ltd. (a)	612,800	2,702,186
Allegheny Technologies, Inc.	28,000	737,800
ArcelorMittal SA Class A unit (d)	202,400	2,989,448
Bradespar SA (PN)	12,600	186,111
Carpenter Technology Corp.	3,400	165,274
Cliffs Natural Resources, Inc.	26,100	946,647
Commercial Metals Co.	19,550	269,008
Eregli Demir ve Celik Fabrikalari T.A.S.	149,000	177,054
Fortescue Metals Group Ltd. (d)	624,689	2,645,710
Gerdau SA sponsored ADR	179,500	1,577,805
Hyundai Steel Co.	30,714	2,211,323
JFE Holdings, Inc.	119,000	1,677,001
Jindal Steel & Power Ltd.	61,255	442,122
London Mining PLC (a)	1,327,900	3,267,920
Maanshan Iron & Steel Ltd. (H Shares) (a)	977,000	252,127
Magnitogorsk Iron & Steel Works OJSC unit (a)	143,600	619,203
Nucor Corp.	24,600	987,198
POSCO	15,694	4,934,748
Reliance Steel & Aluminum Co.	7,100	385,814
Salzgitter AG	4,700	203,378
Sims Metal Management Ltd.	21,500	210,091
Tata Steel Ltd.	63,017	459,349
Thyssenkrupp AG (d)	56,600	1,287,871
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	58,700	$ 283,522
Vale SA (PN-A) sponsored ADR	403,000	7,169,370
Voestalpine AG	23,100	727,568
Yamato Kogyo Co. Ltd.	9,100	255,457
		37,771,105
TOTAL METALS & MINING		207,263,157
OIL, GAS & CONSUMABLE FUELS - 32.5%
Coal & Consumable Fuels - 1.7%
Alpha Natural Resources, Inc. (a)(d)	484,337	4,150,768
Banpu PCL (For. Reg.)	8,950	114,392
Cameco Corp.	24,600	477,098
China Shenhua Energy Co. Ltd. (H Shares)	54,000	229,934
Paladin Energy Ltd.:
(Australia) (a)	46,842	55,189
(Canada) (a)	271,500	320,771
Peabody Energy Corp.	141,600	3,950,640
Whitehaven Coal Ltd.	138,200	437,548
Yanzhou Coal Mining Co. Ltd. (H Shares)	102,000	152,044
		9,888,384
Integrated Oil & Gas - 17.3%
BG Group PLC	271,550	5,028,504
BP PLC	1,556,100	11,113,052
Cenovus Energy, Inc.	38,100	1,343,943
Chevron Corp.	105,900	11,671,239
China Petroleum & Chemical Corp. (H Shares)	508,000	535,370
ENI SpA	254,827	5,863,806
Exxon Mobil Corp.	69,961	6,378,344
Gazprom OAO sponsored ADR	474,100	4,333,274
Hess Corp.	51,900	2,712,294
InterOil Corp. (a)	41,300	2,663,024
Lukoil Oil Co. sponsored ADR	39,900	2,401,980
Murphy Oil Corp.	38,700	2,322,000
Occidental Petroleum Corp.	95,100	7,509,096
OMV AG	13,300	486,134
Origin Energy Ltd.	254,563	3,001,870
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	259,600	5,329,588
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Repsol YPF SA	72,671	$ 1,452,449
Royal Dutch Shell PLC Class A (United Kingdom)	548,750	18,829,121
StatoilHydro ASA	64,600	1,591,031
Suncor Energy, Inc.	199,432	6,693,327
Total SA	14,900	750,516
		102,009,962
Oil & Gas Exploration & Production - 12.4%
Anadarko Petroleum Corp.	127,800	8,793,918
Apache Corp.	90,000	7,447,500
Baytex Energy Corp.	4,300	195,680
Bonavista Energy Corp. (d)	45,000	806,959
C&C Energia Ltd. (a)	284,900	1,660,193
Cabot Oil & Gas Corp.	32,200	1,512,756
Canadian Natural Resources Ltd.	199,200	6,003,424
Canadian Oil Sands Ltd.	8,600	182,548
Chesapeake Energy Corp.	65,700	1,331,082
Cimarex Energy Co.	7,400	423,132
CNOOC Ltd.	120,000	246,957
CNOOC Ltd. sponsored ADR (d)	14,800	3,042,140
Cobalt International Energy, Inc. (a)	99,800	2,076,838
Concho Resources, Inc. (a)	7,000	602,840
ConocoPhillips	3,200	185,120
Crew Energy, Inc. (a)	378,000	2,910,458
Denbury Resources, Inc. (a)	251,900	3,861,627
Devon Energy Corp.	32,600	1,897,646
Double Eagle Petroleum Co. (a)(d)	284,610	1,425,896
EOG Resources, Inc.	14,700	1,712,403
EQT Corp.	4,600	278,898
INPEX Corp.	437	2,490,730
Marathon Oil Corp.	62,600	1,881,756
Newfield Exploration Co. (a)	9,100	246,792
Nexen, Inc.	10,400	248,350
Noble Energy, Inc.	15,800	1,501,158
NOVATEK OAO GDR (Reg. S)	8,700	991,800
Oasis Petroleum, Inc. (a)	3,150	92,516
OGX Petroleo e Gas Participacoes SA (a)	56,600	131,255
Oil Search Ltd. ADR	46,796	361,410
Pacific Rubiales Energy Corp.	1,700	39,983
Painted Pony Petroleum Ltd. (a)(e)	15,000	162,203
Painted Pony Petroleum Ltd. Class A (a)	213,100	2,304,360
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Pengrowth Energy Corp. (d)	54,200	$ 325,064
Penn West Petroleum Ltd.	160,000	2,077,797
PetroBakken Energy Ltd. Class A (d)	132,900	1,677,966
Petrominerales Ltd.	241,126	1,933,837
Pioneer Natural Resources Co.	11,700	1,236,105
QEP Resources, Inc.	18,100	524,900
Rosetta Resources, Inc. (a)	13,200	607,728
Santos Ltd.	92,100	1,100,407
SM Energy Co.	5,700	307,344
Southwestern Energy Co. (a)	30,900	1,072,230
Talisman Energy, Inc.	86,500	980,406
Tullow Oil PLC	89,300	2,023,275
Whiting Petroleum Corp. (a)	30,100	1,264,802
Woodside Petroleum Ltd.	24,408	871,583
		73,053,772
Oil & Gas Refining & Marketing - 0.8%
Marathon Petroleum Corp.	26,850	1,474,871
Phillips 66	4,100	193,356
Tesoro Corp.	29,900	1,127,529
Valero Energy Corp.	60,700	1,766,370
		4,562,126
Oil & Gas Storage & Transport - 0.3%
Cheniere Energy, Inc. (a)	73,900	1,189,051
The Williams Companies, Inc.	18,000	629,820
		1,818,871
TOTAL OIL, GAS & CONSUMABLE FUELS		191,333,115
PAPER & FOREST PRODUCTS - 3.6%
Paper Products - 3.6%
Empresas CMPC SA	333,075	1,277,197
International Paper Co.	275,700	9,878,331
MeadWestvaco Corp.	800	23,752
Nine Dragons Paper (Holdings) Ltd.	869,000	612,221
Nippon Paper Group, Inc. (d)	86,800	992,715
Oji Holdings Corp.	268,000	785,569
Stora Enso Oyj (R Shares)	487,600	3,076,589
UPM-Kymmene Corp.	405,300	4,339,222
		20,985,596
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - 0.4%
Specialty Stores - 0.4%
Tsutsumi Jewelry Co. Ltd.	95,500	$ 2,190,411
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Mitsubishi Corp.	28,900	515,877
TOTAL COMMON STOCKS (Cost $614,116,238)		586,197,228
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 0.19% (b)	1,525,856	1,525,856
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	16,641,647	16,641,647
TOTAL MONEY MARKET FUNDS (Cost $18,167,503)		18,167,503
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $632,283,741)		604,364,731
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(15,234,186)
NET ASSETS - 100%		$ 589,130,545
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $162,203 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,102
Fidelity Securities Lending Cash Central Fund	447,820
Total	$ 453,922
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 586,197,228	$ 468,387,561	$ 117,809,667	$ -
Money Market Funds	18,167,503	18,167,503	-	-
Total Investments in Securities:	$ 604,364,731	$ 486,555,064	$ 117,809,667	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 40,233,339
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	31.3%
Canada	20.9%
United Kingdom	18.5%
Switzerland	4.3%
Australia	3.6%
Brazil	2.5%
Russia	2.3%
Bermuda	2.0%
Japan	1.7%
Italy	1.3%
Korea (South)	1.3%
Finland	1.3%
Norway	1.2%
South Africa	1.1%
Bailiwick of Jersey	1.1%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $15,891,643) - See accompanying schedule: Unaffiliated issuers (cost $614,116,238)	$ 586,197,228
Fidelity Central Funds (cost $18,167,503)	18,167,503
Total Investments (cost $632,283,741)		$ 604,364,731
Receivable for investments sold		3,085,957
Receivable for fund shares sold		635,744
Dividends receivable		697,233
Distributions receivable from Fidelity Central Funds		25,559
Other receivables		25,267
Total assets		608,834,491

Liabilities
Payable for investments purchased	$ 862,645
Payable for fund shares redeemed	1,560,012
Accrued management fee	352,531
Distribution and service plan fees payable	57,926
Other affiliated payables	173,018
Other payables and accrued expenses	56,167
Collateral on securities loaned, at value	16,641,647
Total liabilities		19,703,946

Net Assets		$ 589,130,545
Net Assets consist of:
Paid in capital		$ 653,044,854
Undistributed net investment income		4,752,569
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,740,018)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,926,860)
Net Assets		$ 589,130,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,694,434 ÷ 6,832,148 shares)	$ 14.59

Maximum offering price per share (100/94.25 of $14.59)	$ 15.48
Class T: Net Asset Value and redemption price per share ($16,692,439 ÷ 1,147,836 shares)	$ 14.54

Maximum offering price per share (100/96.50 of $14.54)	$ 15.07
Class B: Net Asset Value and offering price per share ($3,096,607 ÷ 214,827 shares)A	$ 14.41

Class C: Net Asset Value and offering price per share ($31,865,429 ÷ 2,217,584 shares)A	$ 14.37

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($387,241,629 ÷ 26,407,116 shares)	$ 14.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($50,540,007 ÷ 3,445,636 shares)	$ 14.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 14,713,564
Interest		7,665
Income from Fidelity Central Funds		453,922
Income before foreign taxes withheld		15,175,151
Less foreign taxes withheld		(949,994)
Total income		14,225,157

Expenses
Management fee	$ 4,742,379
Transfer agent fees	1,946,370
Distribution and service plan fees	749,354
Accounting and security lending fees	334,777
Custodian fees and expenses	90,233
Independent trustees' compensation	4,478
Registration fees	112,635
Audit	54,137
Legal	3,454
Interest	1,155
Miscellaneous	9,469
Total expenses before reductions	8,048,441
Expense reductions	(50,515)	7,997,926
Net investment income (loss)		6,227,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,052,701)
Foreign currency transactions	(554,431)
Total net realized gain (loss)		(27,607,132)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,167)	(9,235,369)
Assets and liabilities in foreign currencies	240,281
Total change in net unrealized appreciation (depreciation)		(8,995,088)
Net gain (loss)		(36,602,220)
Net increase (decrease) in net assets resulting from operations		$ (30,374,989)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,227,231	$ 6,869,450
Net realized gain (loss)	(27,607,132)	(6,898,032)
Change in net unrealized appreciation (depreciation)	(8,995,088)	(67,719,909)
Net increase (decrease) in net assets resulting from operations	(30,374,989)	(67,748,491)
Distributions to shareholders from net investment income	(3,692,921)	(5,045,313)
Distributions to shareholders from net realized gain	(671,463)	(2,104,800)
Total distributions	(4,364,384)	(7,150,113)
Share transactions - net increase (decrease)	(156,629,581)	418,528,912
Redemption fees	31,600	94,436
Total increase (decrease) in net assets	(191,337,354)	343,724,744

Net Assets
Beginning of period	780,467,899	436,743,155
End of period (including undistributed net investment income of $4,752,569 and undistributed net investment income of $2,852,890, respectively)	$ 589,130,545	$ 780,467,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.59)	(.38)	2.20	3.29
Total from investment operations	(.48)	(.26)	2.39	3.28
Distributions from net investment income	(.05)	(.13)	- K	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.07) M	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Total Return B,C,D	(3.19)%	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.34%	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.33%	1.31%	1.36%	1.48% A
Net investment income (loss)	.80%	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,694	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

M Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.60)	(.38)	2.19	3.29
Total from investment operations	(.52)	(.31)	2.35	3.26
Distributions from net investment income	(.01)	(.10)	-	-
Distributions from net realized gain	(.01)	(.06)	(.07)	-
Total distributions	(.02)	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Total Return B,C,D	(3.43)%	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F,J
Expenses before reductions	1.61%	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.61%	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.60%	1.59%	1.61%	1.73% A
Net investment income (loss)	.53%	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,692	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.59)	(.39)	2.20	3.28
Total from investment operations	(.59)	(.40)	2.28	3.21
Distributions from net realized gain	-	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Total Return B,C,D	(3.93)%	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.10%	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.10%	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.10%	2.15%	2.23% A
Net investment income (loss)	.03%	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,097	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.95	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.59)	(.38)	2.19	3.28
Total from investment operations	(.58)	(.39)	2.27	3.21
Distributions from net investment income	-	(.05)	-	-
Distributions from net realized gain	-	(.06)	(.04)	-
Total distributions	-	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01
Net asset value, end of period	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Total Return B,C,D	(3.88)%	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.10%	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.10%	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.09%	2.08%	2.13%	2.23% A
Net investment income (loss)	.03%	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,865	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.60)	(.39)	2.21	3.29
Total from investment operations	(.45)	(.23)	2.44	3.30
Distributions from net investment income	(.08)	(.16)	(.01)	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.10) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01
Net asset value, end of period	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Total Return B,C	(2.96)%	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.10%	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.10%	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.09%	1.07%	1.09%	1.23% A
Net investment income (loss)	1.04%	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 387,242	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.22	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.60)	(.38)	2.21	3.29
Total from investment operations	(.44)	(.22)	2.44	3.30
Distributions from net investment income	(.09)	(.16)	(.01)	-
Distributions from net realized gain	(.01)	(.06)	(.08)	-
Total distributions	(.11) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01
Net asset value, end of period	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Total Return B,C	(2.90)%	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.04%	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.04%	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.03%	1.07%	1.23% A
Net investment income (loss)	1.10%	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,540	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity® Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,956,815
Gross unrealized depreciation	(75,456,352)
Net unrealized appreciation (depreciation) on securities and other investments	$ (35,499,537)

Tax Cost	$ 639,864,268

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,752,569
Capital loss carryforward	$ (33,159,492)
Net unrealized appreciation (depreciation)	$ (35,507,387)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(26,207,079)
Total capital loss carryforward	$ (33,159,492)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 4,364,384	$ 5,112,665
Long-term Capital Gains	-	2,037,448
Total	$ 4,364,384	$ 7,150,113

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,021,633 and $755,930,501, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 280,172	$ 5,920
Class T	.25%	.25%	93,536	148
Class B	.75%	.25%	36,080	27,074
Class C	.75%	.25%	339,566	113,885
			$ 749,354	$ 147,027

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36,090
Class T	5,451
Class B*	24,757
Class C*	11,858
$ 78,156

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 321,673.29
Class T	56,848.30
Class B	10,811.30
Class C	101,040.30
Global Commodity Stock	1,331,070.30
Institutional Class	124,928.24
	$ 1,946,370

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,902 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,814,765.41%		$ 1,098

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,897 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $447,820. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,543,000. The weighted average interest rate was .66%. The interest expense amounted to $57 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $50,515 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 437,422	$ 597,144
Class T	12,232	82,038
Class C	-	56,214
Global Commodity Stock	2,878,965	3,895,270
Institutional Class	364,302	414,647
Total	$ 3,692,921	$ 5,045,313
From net realized gain
Class A	$ 117,768	$ 275,211
Class T	19,027	52,381
Class B	-	16,866
Class C	-	68,717
Global Commodity Stock	479,827	1,532,256
Institutional Class	54,841	159,369
Total	$ 671,463	$ 2,104,800

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	1,675,922	7,297,574	$ 24,194,276	$ 124,882,197
Reinvestment of distributions	32,805	39,060	472,060	643,900
Shares redeemed	(3,329,384)	(2,752,883)	(47,357,051)	(44,565,640)
Net increase (decrease)	(1,620,657)	4,583,751	$ (22,690,715)	$ 80,960,457
Class T
Shares sold	189,622	866,549	$ 2,764,209	$ 14,740,169
Reinvestment of distributions	1,948	7,294	28,015	120,226
Shares redeemed	(424,718)	(249,100)	(6,023,857)	(4,030,489)
Net increase (decrease)	(233,148)	624,743	$ (3,231,633)	$ 10,829,906

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class B
Shares sold	7,831	82,231	$ 113,787	$ 1,397,980
Reinvestment of distributions	-	917	-	14,988
Shares redeemed	(81,206)	(76,244)	(1,157,702)	(1,237,701)
Net increase (decrease)	(73,375)	6,904	$ (1,043,915)	$ 175,267
Class C
Shares sold	492,632	2,215,036	$ 7,143,884	$ 37,885,797
Reinvestment of distributions	-	6,435	-	105,874
Shares redeemed	(761,541)	(662,765)	(10,673,957)	(10,246,197)
Net increase (decrease)	(268,909)	1,558,706	$ (3,530,073)	$ 27,745,474
Global Commodity Stock
Shares sold	7,606,851	32,339,719	$ 109,989,271	$ 553,926,075
Reinvestment of distributions	210,059	293,921	3,031,159	4,855,462
Shares redeemed	(16,330,927)	(17,519,084)	(233,733,610)	(288,860,403)
Net increase (decrease)	(8,514,017)	15,114,556	$ (120,713,180)	$ 269,921,134
Institutional Class
Shares sold	1,589,148	4,225,113	$ 22,944,496	$ 72,109,877
Reinvestment of distributions	18,526	16,850	267,335	278,352
Shares redeemed	(2,034,602)	(2,651,317)	(28,631,896)	(43,491,555)
Net increase (decrease)	(426,928)	1,590,646	$ (5,420,065)	$ 28,896,674

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 75% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100%of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund	12/12/2011	$0.109	$0.0107

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2011, the total returns of Institutional Class (Class I) and Class B of the fund and the total return of a third-party-sponsored index ("benchmark").

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GCS-UANN-1212
1.879379.103

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Worldwide Fund

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Worldwide Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	3.86%	-3.27%	8.18%
Class T (incl. 3.50% sales charge) B	6.13%	-3.00%	8.33%
Class B (incl. contingent deferred sales charge) C	4.40%	-3.00%	8.52%
Class C (incl. contingent deferred sales charge) D	8.41%	-2.65%	8.53%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Class A, on October 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Class A took place on February 19, 2009. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's Class A, Class T, Class B and Class C shares returned 10.20%, 9.98%, 9.40% and 9.41%, respectively (excluding sales charges). By comparison, the MSCI® World Index returned 9.92%. Security selection, especially in information technology, helped relative performance, as did market weightings, notably in Europe ex U.K. Sector allocation and a small cash position modestly detracted. Individual contributors included card processor MasterCard, whose stock benefited from more people worldwide paying with plastic, and homebuilder PulteGroup, whose steep share price gains were driven by the U.S. housing recovery. Another standout was TJX Companies, whose stock climbed as more consumers tried to stretch their paychecks by shopping at stores such as T.J. Maxx. By contrast, our timing with discount retailer Wal-Mart Stores hurt, as the stock rose sharply - especially in May and June - when it was not in the portfolio. Elsewhere, the fund lost ground from investing in energy processing and pipeline company Keyera when its shares were pressured by the warm winter and low natural gas prices. Keyera was not in the MSCI index and not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,011.80	$ 7.33
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.71%
Actual		$ 1,000.00	$ 1,010.80	$ 8.64
HypotheticalA		$ 1,000.00	$ 1,016.54	$ 8.67
Class B	2.20%
Actual		$ 1,000.00	$ 1,008.30	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,008.30	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Worldwide	1.13%
Actual		$ 1,000.00	$ 1,013.30	$ 5.72
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,013.30	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United States of America	54.0%
United Kingdom	10.0%
Japan	7.4%
Germany	4.0%
France	3.8%
Switzerland	3.1%
Netherlands	1.4%
Australia	1.4%
Canada	1.4%
Other	13.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United States of America	53.8%
United Kingdom	10.4%
Japan	7.7%
France	2.9%
Netherlands	2.5%
Germany	2.5%
Switzerland	2.0%
Korea (South)	1.8%
Ireland	1.7%
Other	14.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.6	98.0
Short-Term Investments and Net Other Assets (Liabilities)	4.4	2.0
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
MasterCard, Inc. Class A (United States of America, IT Services)	3.1	3.0
Amgen, Inc. (United States of America, Biotechnology)	1.8	0.6
American Tower Corp. (United States of America, Real Estate Investment Trusts)	1.8	0.8
Pioneer Natural Resources Co. (United States of America, Oil, Gas & Consumable Fuels)	1.7	1.5
Gilead Sciences, Inc. (United States of America, Biotechnology)	1.6	0.3
General Electric Co. (United States of America, Industrial Conglomerates)	1.6	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.5	1.7
Phillips 66 (United States of America, Oil, Gas & Consumable Fuels)	1.5	0.0
Wal-Mart Stores, Inc. (United States of America, Food & Staples Retailing)	1.5	0.0
eBay, Inc. (United States of America, Internet Software & Services)	1.4	0.0
	17.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	15.9
Consumer Discretionary	16.4	17.8
Information Technology	12.2	19.9
Health Care	11.6	7.8
Industrials	11.3	10.8
Energy	8.8	7.3
Consumer Staples	7.8	10.3
Materials	3.9	4.8
Telecommunication Services	2.5	2.1
Utilities	0.9	1.3

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 1.4%
Australia & New Zealand Banking Group Ltd.	290,317	$ 7,669,703
Commonwealth Bank of Australia	59,860	3,588,451
Ramsay Health Care Ltd.	86,433	2,131,789
Spark Infrastructure Group unit	1,274,589	2,236,017
TOTAL AUSTRALIA		15,625,960
Bailiwick of Jersey - 0.8%
Experian PLC	300,300	5,185,318
Wolseley PLC	95,060	4,155,689
TOTAL BAILIWICK OF JERSEY		9,341,007
Belgium - 1.2%
Anheuser-Busch InBev SA NV	165,711	13,858,603
Bermuda - 0.2%
Cheung Kong Infrastructure Holdings Ltd.	398,000	2,331,495
Brazil - 0.6%
Arezzo Industria e Comercio SA	34,300	612,183
Qualicorp SA (a)	329,000	3,375,771
Souza Cruz SA	112,500	1,467,837
Totvs SA	68,100	1,384,766
TOTAL BRAZIL		6,840,557
British Virgin Islands - 0.1%
Gem Diamonds Ltd. (a)	43,875	119,481
Mail.ru Group Ltd. GDR (Reg. S)	41,300	1,377,355
TOTAL BRITISH VIRGIN ISLANDS		1,496,836
Canada - 1.4%
Canadian Pacific	113,000	10,395,434
Catamaran Corp. (a)	60,150	2,824,566
Goldcorp, Inc.	35,100	1,586,748
InterOil Corp. (a)	10,500	677,040
TOTAL CANADA		15,483,788
Cayman Islands - 0.2%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	27,100	937,660
Sands China Ltd.	277,200	1,042,623
TOTAL CAYMAN ISLANDS		1,980,283
Denmark - 0.8%
Novo Nordisk A/S Series B	48,916	7,841,994
William Demant Holding A/S (a)	19,000	1,634,132
TOTAL DENMARK		9,476,126
France - 3.8%
Arkema SA	20,430	1,862,627
Atos Origin SA	24,076	1,616,788
AXA SA	237,737	3,779,372
BNP Paribas SA	136,530	6,867,948
Bureau Veritas SA	32,900	3,493,768
Credit Agricole SA (a)	218,100	1,641,865

	Shares	Value
Iliad SA	20,580	$ 3,170,296
Lafarge SA (Bearer)	28,700	1,680,674
LVMH Moet Hennessy - Louis Vuitton SA	21,299	3,461,880
PPR SA	23,950	4,210,955
Sanofi SA	57,258	5,028,826
Schneider Electric SA	74,000	4,626,465
Technip SA	11,800	1,329,098
TOTAL FRANCE		42,770,562
Germany - 3.4%
Aareal Bank AG (a)	63,891	1,370,544
Allianz AG	23,424	2,904,335
BASF AG	60,232	4,990,996
Bayerische Motoren Werke AG (BMW)	58,087	4,626,538
Brenntag AG	17,900	2,256,074
Fresenius Medical Care AG & Co. KGaA	22,400	1,573,920
Fresenius SE & Co. KGaA	15,800	1,802,167
GEA Group AG	59,653	1,862,620
Gerry Weber International AG (Bearer)	19,400	880,589
GSW Immobilien AG	32,983	1,357,128
HeidelbergCement Finance AG	31,600	1,674,787
MTU Aero Engines Holdings AG	17,300	1,452,588
SAP AG	75,739	5,523,119
Siemens AG	27,761	2,797,170
Wirecard AG	97,400	2,225,700
TOTAL GERMANY		37,298,275
Hong Kong - 0.9%
AIA Group Ltd.	931,000	3,687,938
HKT Trust / HKT Ltd. unit	1,451,000	1,346,145
Techtronic Industries Co. Ltd.	2,334,000	4,445,112
TOTAL HONG KONG		9,479,195
India - 0.5%
Apollo Hospitals Enterprise Ltd.	25,151	364,585
Housing Development Finance Corp. Ltd.	205,593	2,912,997
Titan Industries Ltd.	374,259	1,803,649
TOTAL INDIA		5,081,231
Indonesia - 0.3%
PT Media Nusantara Citra Tbk	2,557,500	752,203
PT Sarana Menara Nusantara Tbk (a)	371,000	753,198
PT Tower Bersama Infrastructure Tbk (a)	3,318,000	1,727,218
TOTAL INDONESIA		3,232,619
Ireland - 1.3%
Accenture PLC Class A	88,000	5,932,080
Alkermes PLC (a)	84,000	1,556,520
James Hardie Industries NV CDI	365,087	3,497,972
Paddy Power PLC (Ireland)	29,700	2,191,943
Trinity Biotech PLC sponsored ADR	35,000	494,900
XL Group PLC Class A	25,000	618,500
TOTAL IRELAND		14,291,915
Common Stocks - continued
	Shares	Value
Israel - 0.2%
Check Point Software Technologies Ltd. (a)	44,700	$ 1,990,491
Italy - 1.3%
ENI SpA	175,500	4,038,418
Fiat Industrial SpA	193,937	2,100,208
Prada SpA	253,200	2,064,792
Prysmian SpA	95,200	1,831,159
Saipem SpA	90,615	4,070,839
TOTAL ITALY		14,105,416
Japan - 7.4%
ABC-Mart, Inc.	70,200	3,077,790
Aeon Credit Service Co. Ltd.	128,500	2,726,782
Aozora Bank Ltd.	474,000	1,335,964
Calbee, Inc.	21,000	1,928,222
Chiyoda Corp.	171,000	2,758,963
Cosmos Pharmaceutical Corp.	22,900	2,257,585
Credit Saison Co. Ltd.	48,900	1,073,803
Daito Trust Construction Co. Ltd.	13,300	1,342,829
Don Quijote Co. Ltd.	109,500	4,313,886
Fanuc Corp.	17,600	2,802,155
Fast Retailing Co. Ltd.	12,900	2,873,130
Hitachi Ltd.	530,000	2,808,343
Honda Motor Co. Ltd.	95,300	2,865,028
Japan Tobacco, Inc.	167,600	4,631,412
JS Group Corp.	116,000	2,564,700
JSR Corp.	137,200	2,351,116
Kakaku.com, Inc.	54,300	1,860,334
Keyence Corp.	18,460	4,897,693
Mitsubishi Estate Co. Ltd.	163,000	3,224,064
Mitsubishi UFJ Financial Group, Inc.	910,900	4,120,883
Nintendo Co. Ltd.	12,500	1,609,671
ORIX Corp.	79,370	8,152,750
Park24 Co. Ltd.	83,900	1,441,949
Rakuten, Inc.	480,600	4,322,570
Seven Bank Ltd.	795,700	2,272,574
Ship Healthcare Holdings, Inc.	33,300	1,110,834
So-net M3, Inc.	330	634,123
Softbank Corp.	47,800	1,513,098
Suzuki Motor Corp.	86,200	1,952,269
Unicharm Corp.	38,600	2,088,839
USS Co. Ltd.	12,140	1,275,894
TOTAL JAPAN		82,189,253
Korea (South) - 1.1%
Hyundai Motor Co.	16,534	3,404,398
Kia Motors Corp.	17,240	958,199
LG Household & Health Care Ltd.	3,511	2,064,120
NHN Corp.	3,893	901,554
Orion Corp.	742	696,867
Samsung Electronics Co. Ltd.	3,934	4,726,631
TOTAL KOREA (SOUTH)		12,751,769

	Shares	Value
Luxembourg - 0.3%
Brait SA	360,653	$ 1,418,379
Samsonite International SA	798,000	1,657,770
TOTAL LUXEMBOURG		3,076,149
Netherlands - 1.4%
AEGON NV	292,700	1,636,970
ASML Holding NV	59,100	3,248,727
Gemalto NV	33,993	3,067,459
ING Groep NV (Certificaten Van Aandelen) (a)	309,500	2,753,973
LyondellBasell Industries NV Class A	29,000	1,548,310
Randstad Holding NV	42,858	1,399,037
Yandex NV (a)	98,600	2,295,408
TOTAL NETHERLANDS		15,949,884
Norway - 0.5%
DnB NOR ASA	326,400	4,076,207
Gjensidige Forsikring ASA	109,900	1,605,716
TOTAL NORWAY		5,681,923
Poland - 0.2%
Eurocash SA	215,900	2,636,663
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	306,102	1,208,956
Russia - 0.3%
Mobile TeleSystems OJSC sponsored ADR	178,700	3,062,918
South Africa - 0.3%
Distell Group Ltd.	126,410	1,399,591
Shoprite Holdings Ltd.	95,600	1,965,883
TOTAL SOUTH AFRICA		3,365,474
Spain - 1.1%
Amadeus IT Holding SA Class A	63,100	1,562,133
Banco Bilbao Vizcaya Argentaria SA	402,808	3,365,846
Grifols SA ADR	71,850	1,807,746
Inditex SA	39,477	5,036,989
TOTAL SPAIN		11,772,714
Sweden - 1.1%
Atlas Copco AB (A Shares)	176,100	4,330,219
Intrum Justitia AB	115,000	1,664,430
Svenska Handelsbanken AB (A Shares)	115,600	3,959,704
Swedish Match Co. AB	78,000	2,657,661
TOTAL SWEDEN		12,612,014
Switzerland - 3.1%
ACE Ltd.	48,000	3,775,200
Adecco SA (Reg.)	35,860	1,734,279
Partners Group Holding AG	13,818	2,924,437
Roche Holding AG (participation certificate)	23,638	4,545,867
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG (participation certificate)	33,294	$ 4,386,528
SGS SA (Reg.)	780	1,651,627
Swatch Group AG (Bearer)	2,200	910,426
Syngenta AG (Switzerland)	5,030	1,961,144
UBS AG	248,020	3,721,191
UBS AG (NY Shares)	225,000	3,379,500
Zurich Financial Services AG	20,820	5,130,667
TOTAL SWITZERLAND		34,120,866
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)	280,000	643,570
United Kingdom - 10.0%
Aberdeen Asset Management PLC	355,842	1,863,409
Aggreko PLC	86,400	2,997,702
Anglo American PLC (United Kingdom)	45,018	1,382,488
Ashmore Group PLC	187,900	1,102,824
Barclays PLC	772,037	2,854,788
Bellway PLC	60,700	990,321
BG Group PLC	274,063	5,075,039
BHP Billiton PLC	272,542	8,735,313
British American Tobacco PLC (United Kingdom)	145,200	7,201,863
British Land Co. PLC	332,855	2,838,810
Diageo PLC	244,804	6,998,587
Domino's Pizza UK & IRL PLC	149,600	1,220,363
GlaxoSmithKline PLC	169,900	3,807,028
Hikma Pharmaceuticals PLC	121,783	1,453,319
HSBC Holdings PLC (United Kingdom)	715,328	7,052,627
Intertek Group PLC	46,500	2,115,360
Jazztel PLC (a)	353,900	2,343,995
Legal & General Group PLC	2,217,925	4,796,096
Lloyds Banking Group PLC (a)	2,942,200	1,937,448
London Stock Exchange Group PLC	93,500	1,471,889
Meggitt PLC	416,600	2,595,033
Next PLC	43,800	2,520,529
Ocado Group PLC (a)(d)	898,900	935,637
Persimmon PLC	145,600	1,867,948
Rolls-Royce Group PLC	271,600	3,745,227
Rolls-Royce Group PLC Class C	20,641,600	33,310
Rotork PLC	44,510	1,636,242
Royal Dutch Shell PLC Class B (United Kingdom)	371,647	13,146,061
SABMiller PLC	68,400	2,930,050
Standard Chartered PLC (United Kingdom)	106,579	2,517,101
Taylor Wimpey PLC	1,367,400	1,348,258
The Weir Group PLC	47,100	1,324,053
Ultra Electronics Holdings PLC	36,900	1,008,137
Vodafone Group PLC	2,244,100	6,094,158
Vodafone Group PLC sponsored ADR	47,212	1,285,111
TOTAL UNITED KINGDOM		111,226,124

	Shares	Value
United States of America - 49.6%
Abbott Laboratories	147,000	$ 9,631,440
American International Group, Inc. (a)	332,000	11,596,760
American Tower Corp.	259,000	19,500,110
Amgen, Inc.	234,000	20,251,530
Apple, Inc.	28,600	17,019,860
Beam, Inc.	54,900	3,050,244
Berkshire Hathaway, Inc. Class B (a)	109,000	9,412,150
Cabela's, Inc. Class A (a)	263,000	11,785,030
Cabot Oil & Gas Corp.	291,000	13,671,180
Capital One Financial Corp.	165,000	9,928,050
Citigroup, Inc.	336,000	12,563,040
Citrix Systems, Inc. (a)	18,209	1,125,498
Clean Harbors, Inc. (a)	13,000	758,550
Cognizant Technology Solutions Corp. Class A (a)	23,300	1,552,945
Comcast Corp. Class A	404,000	15,154,040
Constellation Brands, Inc. Class A (sub. vtg.) (a)	69,000	2,438,460
Crown Castle International Corp. (a)	44,000	2,937,000
Discover Financial Services	211,000	8,651,000
Discovery Communications, Inc. (a)	254,000	14,991,080
DISH Network Corp. Class A	45,000	1,603,350
Dollar General Corp. (a)	23,900	1,162,018
Eastman Chemical Co.	13,000	770,120
eBay, Inc. (a)	324,800	15,684,592
Estee Lauder Companies, Inc. Class A	89,700	5,527,314
Facebook, Inc. Class A	88,000	1,858,120
Foot Locker, Inc.	71,000	2,378,500
Freeport-McMoRan Copper & Gold, Inc.	108,000	4,199,040
G-III Apparel Group Ltd. (a)	68,000	2,513,280
General Electric Co.	832,800	17,538,768
Georgia Gulf Corp. (d)	35,200	1,245,728
Gilead Sciences, Inc. (a)	270,000	18,133,200
GNC Holdings, Inc.	159,000	6,148,530
Home Depot, Inc.	134,000	8,224,920
International Paper Co.	90,000	3,224,700
J.B. Hunt Transport Services, Inc.	164,600	9,662,020
James River Coal Co. (a)(d)	310,000	1,553,100
Johnson & Johnson	128,000	9,064,960
Lumber Liquidators Holdings, Inc. (a)	25,000	1,395,500
M&T Bank Corp.	80,000	8,328,000
Marathon Petroleum Corp.	66,000	3,625,380
MasterCard, Inc. Class A	74,400	34,293,189
Medivation, Inc. (a)	44,000	2,249,280
Merck & Co., Inc.	148,000	6,753,240
Michael Kors Holdings Ltd.	33,200	1,815,708
Noble Energy, Inc.	78,000	7,410,780
Ocwen Financial Corp. (a)	73,000	2,815,610
Onyx Pharmaceuticals, Inc. (a)	101,000	7,914,360
Palo Alto Networks, Inc.	3,300	181,434
Peabody Energy Corp.	224,000	6,249,600
Pfizer, Inc.	365,000	9,077,550
Common Stocks - continued
	Shares	Value
United States of America - continued
Phillips 66	360,000	$ 16,977,600
Pioneer Natural Resources Co.	183,900	19,429,035
Prestige Brands Holdings, Inc. (a)	304,000	5,286,560
PulteGroup, Inc. (a)	384,000	6,658,560
PVH Corp.	50,000	5,499,500
Ralph Lauren Corp.	9,000	1,383,210
Realogy Holdings Corp.	78,800	2,800,552
Royal Gold, Inc.	24,200	2,131,536
salesforce.com, Inc. (a)	77,000	11,240,460
SBA Communications Corp. Class A (a)	54,000	3,598,020
Sempra Energy	75,800	5,287,050
Sirius XM Radio, Inc. (a)	415,000	1,162,000
The Cooper Companies, Inc.	25,000	2,399,500
The Travelers Companies, Inc.	70,000	4,965,800
TJX Companies, Inc.	237,500	9,887,125
Toll Brothers, Inc. (a)	108,000	3,565,080
Total System Services, Inc.	67,900	1,527,071
Under Armour, Inc. Class A (sub. vtg.) (a)	67,200	3,511,872
Union Pacific Corp.	120,400	14,812,812
United Rentals, Inc. (a)	88,000	3,578,080
Urban Outfitters, Inc. (a)	63,000	2,252,880
USG Corp. (a)	61,000	1,629,310
Visa, Inc. Class A	36,000	4,995,360
Wal-Mart Stores, Inc.	215,000	16,129,300
Watson Pharmaceuticals, Inc. (a)	19,100	1,641,645
Wells Fargo & Co.	230,000	7,748,700
Whirlpool Corp.	16,000	1,562,880
Workday, Inc.	16,250	788,125
TOTAL UNITED STATES OF AMERICA		551,069,481
TOTAL COMMON STOCKS (Cost $954,498,052)		1,056,052,117
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Volkswagen AG (Cost $4,272,812)	28,900	5,978,414
Investment Companies - 0.0%
	Shares	Value
Cyprus - 0.0%
Aisi Realty Public Ltd. (a) (Cost $430,048)	31,822	$ 37,744
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.19% (b)	51,411,090	51,411,090
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,317,903	2,317,903
TOTAL MONEY MARKET FUNDS (Cost $53,728,993)		53,728,993
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,012,929,905)	1,115,797,268
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(3,962,689)
NET ASSETS - 100%	$ 1,111,834,579
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,337
Fidelity Securities Lending Cash Central Fund	279,543
Total	$ 319,880
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 176,900,919	$ 174,035,891	$ 2,865,028	$ -
Consumer Staples	87,215,661	59,156,608	28,059,053	-
Energy	98,190,830	81,006,351	17,184,479	-
Financials	224,349,940	196,906,214	27,443,726	-
Health Care	129,104,792	110,853,024	18,251,768	-
Industrials	128,324,984	125,527,814	2,797,170	-
Information Technology	137,294,906	131,771,787	5,523,119	-
Materials	42,962,780	32,266,323	10,696,457	-
Telecommunication Services	27,831,157	21,736,999	6,094,158	-
Utilities	9,854,562	9,854,562	-	-
Investment Companies	37,744	37,744	-	-
Money Market Funds	53,728,993	53,728,993	-	-
Total Investments in Securities:	$ 1,115,797,268	$ 996,882,310	$ 118,914,958	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 90,641,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $2,205,469) - See accompanying schedule: Unaffiliated issuers (cost $959,200,912)	$ 1,062,068,275
Fidelity Central Funds (cost $53,728,993)	53,728,993
Total Investments (cost $1,012,929,905)		$ 1,115,797,268
Foreign currency held at value (cost $44)		44
Receivable for investments sold		10,574,510
Receivable for fund shares sold		940,937
Dividends receivable		1,164,537
Distributions receivable from Fidelity Central Funds		22,934
Other receivables		304,491
Total assets		1,128,804,721

Liabilities
Payable for investments purchased	$ 10,558,754
Payable for fund shares redeemed	2,935,923
Accrued management fee	817,065
Distribution and service plan fees payable	7,965
Other affiliated payables	252,086
Other payables and accrued expenses	80,446
Collateral on securities loaned, at value	2,317,903
Total liabilities		16,970,142

Net Assets		$ 1,111,834,579
Net Assets consist of:
Paid in capital		$ 1,006,383,968
Undistributed net investment income		7,478,979
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,823,058)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		102,794,690
Net Assets		$ 1,111,834,579

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,723,279 ÷ 950,719 shares)	$ 19.69

Maximum offering price per share (100/94.25 of $19.69)	$ 20.89
Class T: Net Asset Value and redemption price per share ($5,550,095 ÷ 283,053 shares)	$ 19.61

Maximum offering price per share (100/96.50 of $19.61)	$ 20.32
Class B: Net Asset Value and offering price per share ($303,960 ÷ 15,635 shares)A	$ 19.44

Class C: Net Asset Value and offering price per share ($1,726,205 ÷ 88,954 shares)A	$ 19.41

Worldwide: Net Asset Value, offering price and redemption price per share ($1,081,240,346 ÷ 54,468,873 shares)	$ 19.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,290,694 ÷ 216,909 shares)	$ 19.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012
Investment Income
Dividends		$ 21,411,923
Interest		1,045
Income from Fidelity Central Funds		319,880
Income before foreign taxes withheld		21,732,848
Less foreign taxes withheld		(812,686)
Total income		20,920,162

Expenses
Management fee Basic fee	$ 7,679,076
Performance adjustment	954,154
Transfer agent fees	2,526,973
Distribution and service plan fees	76,255
Accounting and security lending fees	503,914
Custodian fees and expenses	178,378
Independent trustees' compensation	7,299
Registration fees	91,889
Audit	78,615
Legal	6,059
Interest	56
Miscellaneous	12,139
Total expenses before reductions	12,114,807
Expense reductions	(206,687)	11,908,120
Net investment income (loss)		9,012,042
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,952,242
Foreign currency transactions	(72,889)
Total net realized gain (loss)		52,879,353
Change in net unrealized appreciation (depreciation) on: Investment securities	45,677,356
Assets and liabilities in foreign currencies	(88,023)
Total change in net unrealized appreciation (depreciation)		45,589,333
Net gain (loss)		98,468,686
Net increase (decrease) in net assets resulting from operations		$ 107,480,728

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,012,042	$ 7,182,199
Net realized gain (loss)	52,879,353	120,543,178
Change in net unrealized appreciation (depreciation)	45,589,333	(94,457,618)
Net increase (decrease) in net assets resulting from operations	107,480,728	33,267,759
Distributions to shareholders from net investment income	(4,089,511)	(6,244,141)
Distributions to shareholders from net realized gain	-	(2,870,519)
Total distributions	(4,089,511)	(9,114,660)
Share transactions - net increase (decrease)	(126,253,328)	12,558,124
Redemption fees	23,898	33,448
Total increase (decrease) in net assets	(22,838,213)	36,744,671

Net Assets
Beginning of period	1,134,672,792	1,097,928,121
End of period (including undistributed net investment income of $7,478,979 and undistributed net investment income of $2,700,979, respectively)	$ 1,111,834,579	$ 1,134,672,792

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.89	$ 17.50	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.10	.05	.03	(.01)
Net realized and unrealized gain (loss)	1.72	.47	2.63	4.09
Total from investment operations	1.82	.52	2.66	4.08
Distributions from net investment income	(.02)	(.08)	(.10)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	(.02)	(.13)	(.12)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.69	$ 17.89	$ 17.50	$ 14.96
Total Return B,C,D	10.20%	2.94%	17.85%	37.50%
Ratios to Average Net Assets F,I
Expenses before reductions	1.43%	1.41%	1.43%	1.52% A
Expenses net of fee waivers, if any	1.43%	1.40%	1.43%	1.52% A
Expenses net of all reductions	1.41%	1.38%	1.41%	1.49% A
Net investment income (loss)	.52%	.28%	.21%	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,723	$ 13,153	$ 7,530	$ 993
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.83	$ 17.46	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	1.73	.45	2.62	4.07
Total from investment operations	1.78	.46	2.61	4.06
Distributions from net investment income	-	(.04)	(.08)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.09)	(.09) K	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.61	$ 17.83	$ 17.46	$ 14.94
Total Return B,C,D	9.98%	2.61%	17.53%	37.32%
Ratios to Average Net Assets F,I
Expenses before reductions	1.68%	1.66%	1.70%	1.73% A
Expenses net of fee waivers, if any	1.68%	1.65%	1.70%	1.73% A
Expenses net of all reductions	1.66%	1.63%	1.68%	1.70% A
Net investment income (loss)	.26%	.03%	(.05)%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,550	$ 2,187	$ 1,120	$ 458
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.77	$ 17.39	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss)	1.71	.47	2.61	4.04
Total from investment operations	1.67	.38	2.52	4.01
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	-	-	(.01)	-
Total distributions	-	-	(.02)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.44	$ 17.77	$ 17.39	$ 14.89
Total Return B,C,D	9.40%	2.19%	16.92%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.16%	2.19%	2.20% A
Expenses net of fee waivers, if any	2.18%	2.16%	2.19%	2.20% A
Expenses net of all reductions	2.16%	2.13%	2.17%	2.17% A
Net investment income (loss)	(.23)%	(.47)%	(.55)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 304	$ 256	$ 305	$ 224
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 17.36	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	1.71	.47	2.61	4.05
Total from investment operations	1.67	.38	2.52	4.01
Distributions from net investment income	-	-	(.03)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	-	(.05)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.41	$ 17.74	$ 17.36	$ 14.89
Total Return B,C,D	9.41%	2.19%	16.94%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.16%	2.19%	2.18% A
Expenses net of fee waivers, if any	2.18%	2.15%	2.19%	2.18% A
Expenses net of all reductions	2.16%	2.13%	2.16%	2.15% A
Net investment income (loss)	(.23)%	(.47)%	(.54)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,726	$ 1,297	$ 710	$ 335
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.02	$ 17.58	$ 14.98	$ 13.40	$ 25.18
Income from Investment Operations
Net investment income (loss) B	.16	.11	.08	.12	.16
Net realized and unrealized gain (loss)	1.74	.48	2.63	1.63	(9.44)
Total from investment operations	1.90	.59	2.71	1.75	(9.28)
Distributions from net investment income	(.07)	(.10)	(.10)	(.17)	(.12)
Distributions from net realized gain	-	(.05)	(.02)	-	(2.38)
Total distributions	(.07)	(.15)	(.11) G	(.17)	(2.50)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 19.85	$ 18.02	$ 17.58	$ 14.98	$ 13.40
Total Return A	10.56%	3.32%	18.18%	13.39%	(40.66)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.11%	1.08%	1.15%	1.27%	1.21%
Expenses net of fee waivers, if any	1.11%	1.08%	1.15%	1.27%	1.21%
Expenses net of all reductions	1.09%	1.05%	1.12%	1.24%	1.19%
Net investment income (loss)	.84%	.60%	.50%	.92%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,081,240	$ 1,114,694	$ 1,087,928	$ 991,996	$ 934,885
Portfolio turnover rate D	186%	203%	166%	224%	264%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.98	$ 17.57	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss) D	.14	.10	.07	.06
Net realized and unrealized gain (loss)	1.74	.47	2.63	4.06
Total from investment operations	1.88	.57	2.70	4.12
Distributions from net investment income	(.08)	(.11)	(.11)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	(.08)	(.16)	(.13)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 19.78	$ 17.98	$ 17.57	$ 15.00
Total Return B,C	10.49%	3.23%	18.08%	37.87%
Ratios to Average Net Assets E,H
Expenses before reductions	1.18%	1.13%	1.21%	1.17% A
Expenses net of fee waivers, if any	1.18%	1.13%	1.21%	1.17% A
Expenses net of all reductions	1.16%	1.10%	1.19%	1.15% A
Net investment income (loss)	.77%	.56%	.44%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,291	$ 3,086	$ 335	$ 290
Portfolio turnover rate F	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 122,955,424
Gross unrealized depreciation	(29,246,711)
Net unrealized appreciation (depreciation) on securities and other investments	$ 93,708,713

Tax Cost	$ 1,022,088,555

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,068,312
Undistributed long-term capital gain	$ 3,746,668
Net unrealized appreciation (depreciation)	$ 93,636,040

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 4,089,511	$ 9,114,660

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,976,525,810 and $2,106,835,705, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,612	$ 2,060
Class T	.25%	.25%	20,552	83
Class B	.75%	.25%	2,828	2,126
Class C	.75%	.25%	15,263	5,004
			$ 76,255	$ 9,273

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,220
Class T	1,258
Class B*	616
Class C*	1,466
$ 10,560

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,131.30
Class T	12,753.31
Class B	850.30
Class C	4,641.30
Worldwide	2,452,307.23
Institutional Class	11,291.31
	$ 2,526,973

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $46,686 for the period.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,075,000.33%		$ 56

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,986 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $279,543, including $261 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $206,687 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 16,598	$ 36,687
Class T	-	3,024
Class B	-	-
Class C	-	-
Worldwide	4,059,519	6,199,611
Institutional Class	13,394	4,819
Total	$ 4,089,511	$ 6,244,141
From net realized gain
Class A	$ -	$ 20,664
Class T	-	3,280
Class B	-	-
Class C	-	-
Worldwide	-	2,844,643
Institutional Class	-	1,932
Total	$ -	$ 2,870,519

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	433,206	446,295	$ 8,109,308	$ 8,440,354
Reinvestment of distributions	720	2,409	12,524	44,007
Shares redeemed	(218,566)	(143,732)	(4,053,305)	(2,654,718)
Net increase (decrease)	215,360	304,972	$ 4,068,527	$ 5,829,643
Class T
Shares sold	202,603	307,740	$ 3,780,147	$ 5,853,479
Reinvestment of distributions	-	344	-	6,293
Shares redeemed	(42,181)	(249,620)	(800,428)	(4,835,753)
Net increase (decrease)	160,422	58,464	$ 2,979,719	$ 1,024,019
Class B
Shares sold	4,060	3,768	$ 73,532	$ 71,519
Reinvestment of distributions	-	-	-	-
Shares redeemed	(2,808)	(6,939)	(51,407)	(128,598)
Net increase (decrease)	1,252	(3,171)	$ 22,125	$ (57,079)
Class C
Shares sold	38,075	41,472	$ 696,495	$ 784,669
Reinvestment of distributions	-	-	-	-
Shares redeemed	(22,245)	(9,227)	(407,626)	(167,760)
Net increase (decrease)	15,830	32,245	$ 288,869	$ 616,909
Worldwide
Shares sold	8,155,382	12,255,493	$ 150,136,706	$ 231,984,939
Reinvestment of distributions	226,349	480,262	3,956,581	8,805,760
Shares redeemed	(15,784,478)	(12,736,797)	(288,554,381)	(238,335,100)
Net increase (decrease)	(7,402,747)	(1,042)	$ (134,461,094)	$ 2,455,599
Institutional Class
Shares sold	111,552	162,911	$ 2,100,045	$ 2,875,496
Reinvestment of distributions	745	360	12,982	6,581
Shares redeemed	(67,062)	(10,647)	(1,264,501)	(193,044)
Net increase (decrease)	45,235	152,624	$ 848,526	$ 2,689,033

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/07/12	$0.109	$0.08
Class T	12/10/12	12/07/12	$0.074	$0.08
Class B	12/10/12	12/07/12	$0.000	$0.07
Class C	12/10/12	12/07/12	$0.000	$0.07

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31 2012, $3,746,668, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class of the fund ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AWLD-UANN-1212
1.883445.103

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Worldwide Fund

Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Worldwide Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	4	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Changes	6	A summary of major shifts in the fund's investments over the past six months.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	17	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Distributions	30
Board Approval of Investment Advisory Contracts and Management Fees	31

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	10.49%	-1.93%	8.93%

A The initial offering of Institutional Class took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Institutional Class, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Institutional Class took place on February 19, 2009. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Returns for most domestic and international equities fluctuated during the 12 months ending October 31, 2012, as investor sentiment towards risk vacillated amid a changing global economic landscape. U.S. stocks overcame bouts of volatility to post strong gains for the past year, extending an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Performance outside of the U.S. was relatively weak, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, hampered in part by a stronger U.S. dollar. International developed-markets generally struggled during the period as macroeconomic concerns ebbed and flowed, finishing with only a modest gain. The MSCI® EAFE® Index rose 4.76% for the year, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gain, advancing roughly 10%. A number of core European components, including Germany (+11%) and Switzerland (+10%), and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which helped the region outpace the index overall. Elsewhere, Japan was among the few benchmark constituents to finish in the red, returning about -3%. Emerging-markets stocks gained 2.98% for the year, as measured by the MSCI Emerging Markets Index. A general uptrend in the final five months of the period lifted the index into positive territory for the full 12 months.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's Institutional Class shares returned 10.49%. By comparison, the MSCI® World Index returned 9.92%. Security selection, especially in information technology, helped relative performance, as did market weightings, notably in Europe ex U.K. Sector allocation and a small cash position modestly detracted. Individual contributors included card processor MasterCard, whose stock benefited from more people worldwide paying with plastic, and homebuilder PulteGroup, whose steep share price gains were driven by the U.S. housing recovery. Another standout was TJX Companies, whose stock climbed as more consumers tried to stretch their paychecks by shopping at stores such as T.J. Maxx. By contrast, our timing with discount retailer Wal-Mart Stores hurt, as the stock rose sharply - especially in May and June - when it was not in the portfolio. Elsewhere, the fund lost ground from investing in energy processing and pipeline company Keyera when its shares were pressured by the warm winter and low natural gas prices. Keyera was not in the MSCI index and not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.45%
Actual		$ 1,000.00	$ 1,011.80	$ 7.33
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Class T	1.71%
Actual		$ 1,000.00	$ 1,010.80	$ 8.64
HypotheticalA		$ 1,000.00	$ 1,016.54	$ 8.67
Class B	2.20%
Actual		$ 1,000.00	$ 1,008.30	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Class C	2.20%
Actual		$ 1,000.00	$ 1,008.30	$ 11.11
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 11.14
Worldwide	1.13%
Actual		$ 1,000.00	$ 1,013.30	$ 5.72
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,013.30	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United States of America	54.0%
United Kingdom	10.0%
Japan	7.4%
Germany	4.0%
France	3.8%
Switzerland	3.1%
Netherlands	1.4%
Australia	1.4%
Canada	1.4%
Other	13.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United States of America	53.8%
United Kingdom	10.4%
Japan	7.7%
France	2.9%
Netherlands	2.5%
Germany	2.5%
Switzerland	2.0%
Korea (South)	1.8%
Ireland	1.7%
Other	14.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.6	98.0
Short-Term Investments and Net Other Assets (Liabilities)	4.4	2.0
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
MasterCard, Inc. Class A (United States of America, IT Services)	3.1	3.0
Amgen, Inc. (United States of America, Biotechnology)	1.8	0.6
American Tower Corp. (United States of America, Real Estate Investment Trusts)	1.8	0.8
Pioneer Natural Resources Co. (United States of America, Oil, Gas & Consumable Fuels)	1.7	1.5
Gilead Sciences, Inc. (United States of America, Biotechnology)	1.6	0.3
General Electric Co. (United States of America, Industrial Conglomerates)	1.6	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.5	1.7
Phillips 66 (United States of America, Oil, Gas & Consumable Fuels)	1.5	0.0
Wal-Mart Stores, Inc. (United States of America, Food & Staples Retailing)	1.5	0.0
eBay, Inc. (United States of America, Internet Software & Services)	1.4	0.0
	17.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	15.9
Consumer Discretionary	16.4	17.8
Information Technology	12.2	19.9
Health Care	11.6	7.8
Industrials	11.3	10.8
Energy	8.8	7.3
Consumer Staples	7.8	10.3
Materials	3.9	4.8
Telecommunication Services	2.5	2.1
Utilities	0.9	1.3

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 1.4%
Australia & New Zealand Banking Group Ltd.	290,317	$ 7,669,703
Commonwealth Bank of Australia	59,860	3,588,451
Ramsay Health Care Ltd.	86,433	2,131,789
Spark Infrastructure Group unit	1,274,589	2,236,017
TOTAL AUSTRALIA		15,625,960
Bailiwick of Jersey - 0.8%
Experian PLC	300,300	5,185,318
Wolseley PLC	95,060	4,155,689
TOTAL BAILIWICK OF JERSEY		9,341,007
Belgium - 1.2%
Anheuser-Busch InBev SA NV	165,711	13,858,603
Bermuda - 0.2%
Cheung Kong Infrastructure Holdings Ltd.	398,000	2,331,495
Brazil - 0.6%
Arezzo Industria e Comercio SA	34,300	612,183
Qualicorp SA (a)	329,000	3,375,771
Souza Cruz SA	112,500	1,467,837
Totvs SA	68,100	1,384,766
TOTAL BRAZIL		6,840,557
British Virgin Islands - 0.1%
Gem Diamonds Ltd. (a)	43,875	119,481
Mail.ru Group Ltd. GDR (Reg. S)	41,300	1,377,355
TOTAL BRITISH VIRGIN ISLANDS		1,496,836
Canada - 1.4%
Canadian Pacific	113,000	10,395,434
Catamaran Corp. (a)	60,150	2,824,566
Goldcorp, Inc.	35,100	1,586,748
InterOil Corp. (a)	10,500	677,040
TOTAL CANADA		15,483,788
Cayman Islands - 0.2%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	27,100	937,660
Sands China Ltd.	277,200	1,042,623
TOTAL CAYMAN ISLANDS		1,980,283
Denmark - 0.8%
Novo Nordisk A/S Series B	48,916	7,841,994
William Demant Holding A/S (a)	19,000	1,634,132
TOTAL DENMARK		9,476,126
France - 3.8%
Arkema SA	20,430	1,862,627
Atos Origin SA	24,076	1,616,788
AXA SA	237,737	3,779,372
BNP Paribas SA	136,530	6,867,948
Bureau Veritas SA	32,900	3,493,768
Credit Agricole SA (a)	218,100	1,641,865

	Shares	Value
Iliad SA	20,580	$ 3,170,296
Lafarge SA (Bearer)	28,700	1,680,674
LVMH Moet Hennessy - Louis Vuitton SA	21,299	3,461,880
PPR SA	23,950	4,210,955
Sanofi SA	57,258	5,028,826
Schneider Electric SA	74,000	4,626,465
Technip SA	11,800	1,329,098
TOTAL FRANCE		42,770,562
Germany - 3.4%
Aareal Bank AG (a)	63,891	1,370,544
Allianz AG	23,424	2,904,335
BASF AG	60,232	4,990,996
Bayerische Motoren Werke AG (BMW)	58,087	4,626,538
Brenntag AG	17,900	2,256,074
Fresenius Medical Care AG & Co. KGaA	22,400	1,573,920
Fresenius SE & Co. KGaA	15,800	1,802,167
GEA Group AG	59,653	1,862,620
Gerry Weber International AG (Bearer)	19,400	880,589
GSW Immobilien AG	32,983	1,357,128
HeidelbergCement Finance AG	31,600	1,674,787
MTU Aero Engines Holdings AG	17,300	1,452,588
SAP AG	75,739	5,523,119
Siemens AG	27,761	2,797,170
Wirecard AG	97,400	2,225,700
TOTAL GERMANY		37,298,275
Hong Kong - 0.9%
AIA Group Ltd.	931,000	3,687,938
HKT Trust / HKT Ltd. unit	1,451,000	1,346,145
Techtronic Industries Co. Ltd.	2,334,000	4,445,112
TOTAL HONG KONG		9,479,195
India - 0.5%
Apollo Hospitals Enterprise Ltd.	25,151	364,585
Housing Development Finance Corp. Ltd.	205,593	2,912,997
Titan Industries Ltd.	374,259	1,803,649
TOTAL INDIA		5,081,231
Indonesia - 0.3%
PT Media Nusantara Citra Tbk	2,557,500	752,203
PT Sarana Menara Nusantara Tbk (a)	371,000	753,198
PT Tower Bersama Infrastructure Tbk (a)	3,318,000	1,727,218
TOTAL INDONESIA		3,232,619
Ireland - 1.3%
Accenture PLC Class A	88,000	5,932,080
Alkermes PLC (a)	84,000	1,556,520
James Hardie Industries NV CDI	365,087	3,497,972
Paddy Power PLC (Ireland)	29,700	2,191,943
Trinity Biotech PLC sponsored ADR	35,000	494,900
XL Group PLC Class A	25,000	618,500
TOTAL IRELAND		14,291,915
Common Stocks - continued
	Shares	Value
Israel - 0.2%
Check Point Software Technologies Ltd. (a)	44,700	$ 1,990,491
Italy - 1.3%
ENI SpA	175,500	4,038,418
Fiat Industrial SpA	193,937	2,100,208
Prada SpA	253,200	2,064,792
Prysmian SpA	95,200	1,831,159
Saipem SpA	90,615	4,070,839
TOTAL ITALY		14,105,416
Japan - 7.4%
ABC-Mart, Inc.	70,200	3,077,790
Aeon Credit Service Co. Ltd.	128,500	2,726,782
Aozora Bank Ltd.	474,000	1,335,964
Calbee, Inc.	21,000	1,928,222
Chiyoda Corp.	171,000	2,758,963
Cosmos Pharmaceutical Corp.	22,900	2,257,585
Credit Saison Co. Ltd.	48,900	1,073,803
Daito Trust Construction Co. Ltd.	13,300	1,342,829
Don Quijote Co. Ltd.	109,500	4,313,886
Fanuc Corp.	17,600	2,802,155
Fast Retailing Co. Ltd.	12,900	2,873,130
Hitachi Ltd.	530,000	2,808,343
Honda Motor Co. Ltd.	95,300	2,865,028
Japan Tobacco, Inc.	167,600	4,631,412
JS Group Corp.	116,000	2,564,700
JSR Corp.	137,200	2,351,116
Kakaku.com, Inc.	54,300	1,860,334
Keyence Corp.	18,460	4,897,693
Mitsubishi Estate Co. Ltd.	163,000	3,224,064
Mitsubishi UFJ Financial Group, Inc.	910,900	4,120,883
Nintendo Co. Ltd.	12,500	1,609,671
ORIX Corp.	79,370	8,152,750
Park24 Co. Ltd.	83,900	1,441,949
Rakuten, Inc.	480,600	4,322,570
Seven Bank Ltd.	795,700	2,272,574
Ship Healthcare Holdings, Inc.	33,300	1,110,834
So-net M3, Inc.	330	634,123
Softbank Corp.	47,800	1,513,098
Suzuki Motor Corp.	86,200	1,952,269
Unicharm Corp.	38,600	2,088,839
USS Co. Ltd.	12,140	1,275,894
TOTAL JAPAN		82,189,253
Korea (South) - 1.1%
Hyundai Motor Co.	16,534	3,404,398
Kia Motors Corp.	17,240	958,199
LG Household & Health Care Ltd.	3,511	2,064,120
NHN Corp.	3,893	901,554
Orion Corp.	742	696,867
Samsung Electronics Co. Ltd.	3,934	4,726,631
TOTAL KOREA (SOUTH)		12,751,769

	Shares	Value
Luxembourg - 0.3%
Brait SA	360,653	$ 1,418,379
Samsonite International SA	798,000	1,657,770
TOTAL LUXEMBOURG		3,076,149
Netherlands - 1.4%
AEGON NV	292,700	1,636,970
ASML Holding NV	59,100	3,248,727
Gemalto NV	33,993	3,067,459
ING Groep NV (Certificaten Van Aandelen) (a)	309,500	2,753,973
LyondellBasell Industries NV Class A	29,000	1,548,310
Randstad Holding NV	42,858	1,399,037
Yandex NV (a)	98,600	2,295,408
TOTAL NETHERLANDS		15,949,884
Norway - 0.5%
DnB NOR ASA	326,400	4,076,207
Gjensidige Forsikring ASA	109,900	1,605,716
TOTAL NORWAY		5,681,923
Poland - 0.2%
Eurocash SA	215,900	2,636,663
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	306,102	1,208,956
Russia - 0.3%
Mobile TeleSystems OJSC sponsored ADR	178,700	3,062,918
South Africa - 0.3%
Distell Group Ltd.	126,410	1,399,591
Shoprite Holdings Ltd.	95,600	1,965,883
TOTAL SOUTH AFRICA		3,365,474
Spain - 1.1%
Amadeus IT Holding SA Class A	63,100	1,562,133
Banco Bilbao Vizcaya Argentaria SA	402,808	3,365,846
Grifols SA ADR	71,850	1,807,746
Inditex SA	39,477	5,036,989
TOTAL SPAIN		11,772,714
Sweden - 1.1%
Atlas Copco AB (A Shares)	176,100	4,330,219
Intrum Justitia AB	115,000	1,664,430
Svenska Handelsbanken AB (A Shares)	115,600	3,959,704
Swedish Match Co. AB	78,000	2,657,661
TOTAL SWEDEN		12,612,014
Switzerland - 3.1%
ACE Ltd.	48,000	3,775,200
Adecco SA (Reg.)	35,860	1,734,279
Partners Group Holding AG	13,818	2,924,437
Roche Holding AG (participation certificate)	23,638	4,545,867
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG (participation certificate)	33,294	$ 4,386,528
SGS SA (Reg.)	780	1,651,627
Swatch Group AG (Bearer)	2,200	910,426
Syngenta AG (Switzerland)	5,030	1,961,144
UBS AG	248,020	3,721,191
UBS AG (NY Shares)	225,000	3,379,500
Zurich Financial Services AG	20,820	5,130,667
TOTAL SWITZERLAND		34,120,866
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)	280,000	643,570
United Kingdom - 10.0%
Aberdeen Asset Management PLC	355,842	1,863,409
Aggreko PLC	86,400	2,997,702
Anglo American PLC (United Kingdom)	45,018	1,382,488
Ashmore Group PLC	187,900	1,102,824
Barclays PLC	772,037	2,854,788
Bellway PLC	60,700	990,321
BG Group PLC	274,063	5,075,039
BHP Billiton PLC	272,542	8,735,313
British American Tobacco PLC (United Kingdom)	145,200	7,201,863
British Land Co. PLC	332,855	2,838,810
Diageo PLC	244,804	6,998,587
Domino's Pizza UK & IRL PLC	149,600	1,220,363
GlaxoSmithKline PLC	169,900	3,807,028
Hikma Pharmaceuticals PLC	121,783	1,453,319
HSBC Holdings PLC (United Kingdom)	715,328	7,052,627
Intertek Group PLC	46,500	2,115,360
Jazztel PLC (a)	353,900	2,343,995
Legal & General Group PLC	2,217,925	4,796,096
Lloyds Banking Group PLC (a)	2,942,200	1,937,448
London Stock Exchange Group PLC	93,500	1,471,889
Meggitt PLC	416,600	2,595,033
Next PLC	43,800	2,520,529
Ocado Group PLC (a)(d)	898,900	935,637
Persimmon PLC	145,600	1,867,948
Rolls-Royce Group PLC	271,600	3,745,227
Rolls-Royce Group PLC Class C	20,641,600	33,310
Rotork PLC	44,510	1,636,242
Royal Dutch Shell PLC Class B (United Kingdom)	371,647	13,146,061
SABMiller PLC	68,400	2,930,050
Standard Chartered PLC (United Kingdom)	106,579	2,517,101
Taylor Wimpey PLC	1,367,400	1,348,258
The Weir Group PLC	47,100	1,324,053
Ultra Electronics Holdings PLC	36,900	1,008,137
Vodafone Group PLC	2,244,100	6,094,158
Vodafone Group PLC sponsored ADR	47,212	1,285,111
TOTAL UNITED KINGDOM		111,226,124

	Shares	Value
United States of America - 49.6%
Abbott Laboratories	147,000	$ 9,631,440
American International Group, Inc. (a)	332,000	11,596,760
American Tower Corp.	259,000	19,500,110
Amgen, Inc.	234,000	20,251,530
Apple, Inc.	28,600	17,019,860
Beam, Inc.	54,900	3,050,244
Berkshire Hathaway, Inc. Class B (a)	109,000	9,412,150
Cabela's, Inc. Class A (a)	263,000	11,785,030
Cabot Oil & Gas Corp.	291,000	13,671,180
Capital One Financial Corp.	165,000	9,928,050
Citigroup, Inc.	336,000	12,563,040
Citrix Systems, Inc. (a)	18,209	1,125,498
Clean Harbors, Inc. (a)	13,000	758,550
Cognizant Technology Solutions Corp. Class A (a)	23,300	1,552,945
Comcast Corp. Class A	404,000	15,154,040
Constellation Brands, Inc. Class A (sub. vtg.) (a)	69,000	2,438,460
Crown Castle International Corp. (a)	44,000	2,937,000
Discover Financial Services	211,000	8,651,000
Discovery Communications, Inc. (a)	254,000	14,991,080
DISH Network Corp. Class A	45,000	1,603,350
Dollar General Corp. (a)	23,900	1,162,018
Eastman Chemical Co.	13,000	770,120
eBay, Inc. (a)	324,800	15,684,592
Estee Lauder Companies, Inc. Class A	89,700	5,527,314
Facebook, Inc. Class A	88,000	1,858,120
Foot Locker, Inc.	71,000	2,378,500
Freeport-McMoRan Copper & Gold, Inc.	108,000	4,199,040
G-III Apparel Group Ltd. (a)	68,000	2,513,280
General Electric Co.	832,800	17,538,768
Georgia Gulf Corp. (d)	35,200	1,245,728
Gilead Sciences, Inc. (a)	270,000	18,133,200
GNC Holdings, Inc.	159,000	6,148,530
Home Depot, Inc.	134,000	8,224,920
International Paper Co.	90,000	3,224,700
J.B. Hunt Transport Services, Inc.	164,600	9,662,020
James River Coal Co. (a)(d)	310,000	1,553,100
Johnson & Johnson	128,000	9,064,960
Lumber Liquidators Holdings, Inc. (a)	25,000	1,395,500
M&T Bank Corp.	80,000	8,328,000
Marathon Petroleum Corp.	66,000	3,625,380
MasterCard, Inc. Class A	74,400	34,293,189
Medivation, Inc. (a)	44,000	2,249,280
Merck & Co., Inc.	148,000	6,753,240
Michael Kors Holdings Ltd.	33,200	1,815,708
Noble Energy, Inc.	78,000	7,410,780
Ocwen Financial Corp. (a)	73,000	2,815,610
Onyx Pharmaceuticals, Inc. (a)	101,000	7,914,360
Palo Alto Networks, Inc.	3,300	181,434
Peabody Energy Corp.	224,000	6,249,600
Pfizer, Inc.	365,000	9,077,550
Common Stocks - continued
	Shares	Value
United States of America - continued
Phillips 66	360,000	$ 16,977,600
Pioneer Natural Resources Co.	183,900	19,429,035
Prestige Brands Holdings, Inc. (a)	304,000	5,286,560
PulteGroup, Inc. (a)	384,000	6,658,560
PVH Corp.	50,000	5,499,500
Ralph Lauren Corp.	9,000	1,383,210
Realogy Holdings Corp.	78,800	2,800,552
Royal Gold, Inc.	24,200	2,131,536
salesforce.com, Inc. (a)	77,000	11,240,460
SBA Communications Corp. Class A (a)	54,000	3,598,020
Sempra Energy	75,800	5,287,050
Sirius XM Radio, Inc. (a)	415,000	1,162,000
The Cooper Companies, Inc.	25,000	2,399,500
The Travelers Companies, Inc.	70,000	4,965,800
TJX Companies, Inc.	237,500	9,887,125
Toll Brothers, Inc. (a)	108,000	3,565,080
Total System Services, Inc.	67,900	1,527,071
Under Armour, Inc. Class A (sub. vtg.) (a)	67,200	3,511,872
Union Pacific Corp.	120,400	14,812,812
United Rentals, Inc. (a)	88,000	3,578,080
Urban Outfitters, Inc. (a)	63,000	2,252,880
USG Corp. (a)	61,000	1,629,310
Visa, Inc. Class A	36,000	4,995,360
Wal-Mart Stores, Inc.	215,000	16,129,300
Watson Pharmaceuticals, Inc. (a)	19,100	1,641,645
Wells Fargo & Co.	230,000	7,748,700
Whirlpool Corp.	16,000	1,562,880
Workday, Inc.	16,250	788,125
TOTAL UNITED STATES OF AMERICA		551,069,481
TOTAL COMMON STOCKS (Cost $954,498,052)		1,056,052,117
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Volkswagen AG (Cost $4,272,812)	28,900	5,978,414
Investment Companies - 0.0%
	Shares	Value
Cyprus - 0.0%
Aisi Realty Public Ltd. (a) (Cost $430,048)	31,822	$ 37,744
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.19% (b)	51,411,090	51,411,090
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,317,903	2,317,903
TOTAL MONEY MARKET FUNDS (Cost $53,728,993)		53,728,993
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,012,929,905)	1,115,797,268
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(3,962,689)
NET ASSETS - 100%	$ 1,111,834,579
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,337
Fidelity Securities Lending Cash Central Fund	279,543
Total	$ 319,880
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 176,900,919	$ 174,035,891	$ 2,865,028	$ -
Consumer Staples	87,215,661	59,156,608	28,059,053	-
Energy	98,190,830	81,006,351	17,184,479	-
Financials	224,349,940	196,906,214	27,443,726	-
Health Care	129,104,792	110,853,024	18,251,768	-
Industrials	128,324,984	125,527,814	2,797,170	-
Information Technology	137,294,906	131,771,787	5,523,119	-
Materials	42,962,780	32,266,323	10,696,457	-
Telecommunication Services	27,831,157	21,736,999	6,094,158	-
Utilities	9,854,562	9,854,562	-	-
Investment Companies	37,744	37,744	-	-
Money Market Funds	53,728,993	53,728,993	-	-
Total Investments in Securities:	$ 1,115,797,268	$ 996,882,310	$ 118,914,958	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements.

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 90,641,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $2,205,469) - See accompanying schedule: Unaffiliated issuers (cost $959,200,912)	$ 1,062,068,275
Fidelity Central Funds (cost $53,728,993)	53,728,993
Total Investments (cost $1,012,929,905)		$ 1,115,797,268
Foreign currency held at value (cost $44)		44
Receivable for investments sold		10,574,510
Receivable for fund shares sold		940,937
Dividends receivable		1,164,537
Distributions receivable from Fidelity Central Funds		22,934
Other receivables		304,491
Total assets		1,128,804,721

Liabilities
Payable for investments purchased	$ 10,558,754
Payable for fund shares redeemed	2,935,923
Accrued management fee	817,065
Distribution and service plan fees payable	7,965
Other affiliated payables	252,086
Other payables and accrued expenses	80,446
Collateral on securities loaned, at value	2,317,903
Total liabilities		16,970,142

Net Assets		$ 1,111,834,579
Net Assets consist of:
Paid in capital		$ 1,006,383,968
Undistributed net investment income		7,478,979
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,823,058)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		102,794,690
Net Assets		$ 1,111,834,579

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,723,279 ÷ 950,719 shares)	$ 19.69

Maximum offering price per share (100/94.25 of $19.69)	$ 20.89
Class T: Net Asset Value and redemption price per share ($5,550,095 ÷ 283,053 shares)	$ 19.61

Maximum offering price per share (100/96.50 of $19.61)	$ 20.32
Class B: Net Asset Value and offering price per share ($303,960 ÷ 15,635 shares)A	$ 19.44

Class C: Net Asset Value and offering price per share ($1,726,205 ÷ 88,954 shares)A	$ 19.41

Worldwide: Net Asset Value, offering price and redemption price per share ($1,081,240,346 ÷ 54,468,873 shares)	$ 19.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,290,694 ÷ 216,909 shares)	$ 19.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012
Investment Income
Dividends		$ 21,411,923
Interest		1,045
Income from Fidelity Central Funds		319,880
Income before foreign taxes withheld		21,732,848
Less foreign taxes withheld		(812,686)
Total income		20,920,162

Expenses
Management fee Basic fee	$ 7,679,076
Performance adjustment	954,154
Transfer agent fees	2,526,973
Distribution and service plan fees	76,255
Accounting and security lending fees	503,914
Custodian fees and expenses	178,378
Independent trustees' compensation	7,299
Registration fees	91,889
Audit	78,615
Legal	6,059
Interest	56
Miscellaneous	12,139
Total expenses before reductions	12,114,807
Expense reductions	(206,687)	11,908,120
Net investment income (loss)		9,012,042
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,952,242
Foreign currency transactions	(72,889)
Total net realized gain (loss)		52,879,353
Change in net unrealized appreciation (depreciation) on: Investment securities	45,677,356
Assets and liabilities in foreign currencies	(88,023)
Total change in net unrealized appreciation (depreciation)		45,589,333
Net gain (loss)		98,468,686
Net increase (decrease) in net assets resulting from operations		$ 107,480,728

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,012,042	$ 7,182,199
Net realized gain (loss)	52,879,353	120,543,178
Change in net unrealized appreciation (depreciation)	45,589,333	(94,457,618)
Net increase (decrease) in net assets resulting from operations	107,480,728	33,267,759
Distributions to shareholders from net investment income	(4,089,511)	(6,244,141)
Distributions to shareholders from net realized gain	-	(2,870,519)
Total distributions	(4,089,511)	(9,114,660)
Share transactions - net increase (decrease)	(126,253,328)	12,558,124
Redemption fees	23,898	33,448
Total increase (decrease) in net assets	(22,838,213)	36,744,671

Net Assets
Beginning of period	1,134,672,792	1,097,928,121
End of period (including undistributed net investment income of $7,478,979 and undistributed net investment income of $2,700,979, respectively)	$ 1,111,834,579	$ 1,134,672,792

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.89	$ 17.50	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.10	.05	.03	(.01)
Net realized and unrealized gain (loss)	1.72	.47	2.63	4.09
Total from investment operations	1.82	.52	2.66	4.08
Distributions from net investment income	(.02)	(.08)	(.10)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	(.02)	(.13)	(.12)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.69	$ 17.89	$ 17.50	$ 14.96
Total Return B,C,D	10.20%	2.94%	17.85%	37.50%
Ratios to Average Net Assets F,I
Expenses before reductions	1.43%	1.41%	1.43%	1.52% A
Expenses net of fee waivers, if any	1.43%	1.40%	1.43%	1.52% A
Expenses net of all reductions	1.41%	1.38%	1.41%	1.49% A
Net investment income (loss)	.52%	.28%	.21%	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,723	$ 13,153	$ 7,530	$ 993
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.83	$ 17.46	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	1.73	.45	2.62	4.07
Total from investment operations	1.78	.46	2.61	4.06
Distributions from net investment income	-	(.04)	(.08)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.09)	(.09) K	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.61	$ 17.83	$ 17.46	$ 14.94
Total Return B,C,D	9.98%	2.61%	17.53%	37.32%
Ratios to Average Net Assets F,I
Expenses before reductions	1.68%	1.66%	1.70%	1.73% A
Expenses net of fee waivers, if any	1.68%	1.65%	1.70%	1.73% A
Expenses net of all reductions	1.66%	1.63%	1.68%	1.70% A
Net investment income (loss)	.26%	.03%	(.05)%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,550	$ 2,187	$ 1,120	$ 458
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.77	$ 17.39	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss)	1.71	.47	2.61	4.04
Total from investment operations	1.67	.38	2.52	4.01
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	-	-	(.01)	-
Total distributions	-	-	(.02)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.44	$ 17.77	$ 17.39	$ 14.89
Total Return B,C,D	9.40%	2.19%	16.92%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.16%	2.19%	2.20% A
Expenses net of fee waivers, if any	2.18%	2.16%	2.19%	2.20% A
Expenses net of all reductions	2.16%	2.13%	2.17%	2.17% A
Net investment income (loss)	(.23)%	(.47)%	(.55)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 304	$ 256	$ 305	$ 224
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 17.36	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	1.71	.47	2.61	4.05
Total from investment operations	1.67	.38	2.52	4.01
Distributions from net investment income	-	-	(.03)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	-	(.05)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 19.41	$ 17.74	$ 17.36	$ 14.89
Total Return B,C,D	9.41%	2.19%	16.94%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.16%	2.19%	2.18% A
Expenses net of fee waivers, if any	2.18%	2.15%	2.19%	2.18% A
Expenses net of all reductions	2.16%	2.13%	2.16%	2.15% A
Net investment income (loss)	(.23)%	(.47)%	(.54)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,726	$ 1,297	$ 710	$ 335
Portfolio turnover rate G	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.02	$ 17.58	$ 14.98	$ 13.40	$ 25.18
Income from Investment Operations
Net investment income (loss) B	.16	.11	.08	.12	.16
Net realized and unrealized gain (loss)	1.74	.48	2.63	1.63	(9.44)
Total from investment operations	1.90	.59	2.71	1.75	(9.28)
Distributions from net investment income	(.07)	(.10)	(.10)	(.17)	(.12)
Distributions from net realized gain	-	(.05)	(.02)	-	(2.38)
Total distributions	(.07)	(.15)	(.11) G	(.17)	(2.50)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 19.85	$ 18.02	$ 17.58	$ 14.98	$ 13.40
Total Return A	10.56%	3.32%	18.18%	13.39%	(40.66)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.11%	1.08%	1.15%	1.27%	1.21%
Expenses net of fee waivers, if any	1.11%	1.08%	1.15%	1.27%	1.21%
Expenses net of all reductions	1.09%	1.05%	1.12%	1.24%	1.19%
Net investment income (loss)	.84%	.60%	.50%	.92%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,081,240	$ 1,114,694	$ 1,087,928	$ 991,996	$ 934,885
Portfolio turnover rate D	186%	203%	166%	224%	264%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.98	$ 17.57	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss) D	.14	.10	.07	.06
Net realized and unrealized gain (loss)	1.74	.47	2.63	4.06
Total from investment operations	1.88	.57	2.70	4.12
Distributions from net investment income	(.08)	(.11)	(.11)	-
Distributions from net realized gain	-	(.05)	(.02)	-
Total distributions	(.08)	(.16)	(.13)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 19.78	$ 17.98	$ 17.57	$ 15.00
Total Return B,C	10.49%	3.23%	18.08%	37.87%
Ratios to Average Net Assets E,H
Expenses before reductions	1.18%	1.13%	1.21%	1.17% A
Expenses net of fee waivers, if any	1.18%	1.13%	1.21%	1.17% A
Expenses net of all reductions	1.16%	1.10%	1.19%	1.15% A
Net investment income (loss)	.77%	.56%	.44%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,291	$ 3,086	$ 335	$ 290
Portfolio turnover rate F	186%	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 122,955,424
Gross unrealized depreciation	(29,246,711)
Net unrealized appreciation (depreciation) on securities and other investments	$ 93,708,713

Tax Cost	$ 1,022,088,555

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,068,312
Undistributed long-term capital gain	$ 3,746,668
Net unrealized appreciation (depreciation)	$ 93,636,040

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 4,089,511	$ 9,114,660

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,976,525,810 and $2,106,835,705, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,612	$ 2,060
Class T	.25%	.25%	20,552	83
Class B	.75%	.25%	2,828	2,126
Class C	.75%	.25%	15,263	5,004
			$ 76,255	$ 9,273

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,220
Class T	1,258
Class B*	616
Class C*	1,466
$ 10,560

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,131.30
Class T	12,753.31
Class B	850.30
Class C	4,641.30
Worldwide	2,452,307.23
Institutional Class	11,291.31
	$ 2,526,973

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $46,686 for the period.

Annual Report

Fidelity Worldwide Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,075,000.33%		$ 56

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,986 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $279,543, including $261 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $206,687 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 16,598	$ 36,687
Class T	-	3,024
Class B	-	-
Class C	-	-
Worldwide	4,059,519	6,199,611
Institutional Class	13,394	4,819
Total	$ 4,089,511	$ 6,244,141
From net realized gain
Class A	$ -	$ 20,664
Class T	-	3,280
Class B	-	-
Class C	-	-
Worldwide	-	2,844,643
Institutional Class	-	1,932
Total	$ -	$ 2,870,519

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	433,206	446,295	$ 8,109,308	$ 8,440,354
Reinvestment of distributions	720	2,409	12,524	44,007
Shares redeemed	(218,566)	(143,732)	(4,053,305)	(2,654,718)
Net increase (decrease)	215,360	304,972	$ 4,068,527	$ 5,829,643
Class T
Shares sold	202,603	307,740	$ 3,780,147	$ 5,853,479
Reinvestment of distributions	-	344	-	6,293
Shares redeemed	(42,181)	(249,620)	(800,428)	(4,835,753)
Net increase (decrease)	160,422	58,464	$ 2,979,719	$ 1,024,019
Class B
Shares sold	4,060	3,768	$ 73,532	$ 71,519
Reinvestment of distributions	-	-	-	-
Shares redeemed	(2,808)	(6,939)	(51,407)	(128,598)
Net increase (decrease)	1,252	(3,171)	$ 22,125	$ (57,079)
Class C
Shares sold	38,075	41,472	$ 696,495	$ 784,669
Reinvestment of distributions	-	-	-	-
Shares redeemed	(22,245)	(9,227)	(407,626)	(167,760)
Net increase (decrease)	15,830	32,245	$ 288,869	$ 616,909
Worldwide
Shares sold	8,155,382	12,255,493	$ 150,136,706	$ 231,984,939
Reinvestment of distributions	226,349	480,262	3,956,581	8,805,760
Shares redeemed	(15,784,478)	(12,736,797)	(288,554,381)	(238,335,100)
Net increase (decrease)	(7,402,747)	(1,042)	$ (134,461,094)	$ 2,455,599
Institutional Class
Shares sold	111,552	162,911	$ 2,100,045	$ 2,875,496
Reinvestment of distributions	745	360	12,982	6,581
Shares redeemed	(67,062)	(10,647)	(1,264,501)	(193,044)
Net increase (decrease)	45,235	152,624	$ 848,526	$ 2,689,033

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.
Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide voted to pay on December 10, 2012, to shareholders of record at the opening of business on December 7, 2012, a distribution of $0.08 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.151 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $3,746,668, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 84% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class C show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class of the fund ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AWLDI-UANN-1212
1.883436.103

Fidelity®

Series Emerging Markets

Series International Growth

Series International Small Cap

Series International Value

Funds -

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

Class F

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Growth Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Small Cap Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Fidelity Series Emerging Markets Fund
Series Emerging Markets	1.10%
Actual		$ 1,000.00	$ 986.00	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Class F	.91%
Actual		$ 1,000.00	$ 987.30	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Fidelity Series International Growth Fund
Series International Growth	1.06%
Actual		$ 1,000.00	$ 1,012.30	$ 5.36
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38
Class F	.87%
Actual		$ 1,000.00	$ 1,013.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.42
Fidelity Series International Small Cap Fund
Series International Small Cap	1.24%
Actual		$ 1,000.00	$ 1,025.60	$ 6.31
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.29
Class F	1.04%
Actual		$ 1,000.00	$ 1,027.20	$ 5.30
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.28
Fidelity Series International Value Fund
Series International Value	.92%
Actual		$ 1,000.00	$ 1,061.40	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.67
Class F	.72%
Actual		$ 1,000.00	$ 1,062.40	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.52	$ 3.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 / 366 (to reflect the one-half year period).

Annual Report

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Fidelity Series Emerging Markets Fund	5.40%	18.81%
Class F B	5.60%	19.03%

A From December 9, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Emerging Markets Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Emerging Markets Fund, a class of the fund, on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets (EM) Index performed over the same period.

Annual Report

Fidelity Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Timothy Gannon and Douglas Chow, Co-Portfolio Managers of Fidelity® Series Emerging Markets Fund, along with James Hayes, Per Johansson, Sam Polyak and Gregory Lee: For the year, the fund's Series Emerging Markets and Class F shares gained 5.40% and 5.60%, respectively, ahead of the MSCI index. Our picks were strongest in consumer staples and telecommunication services. The top relative contributor was Colombia-based energy firm Ecopetrol. In consumer staples, we benefited from positions in Uni-President China Holdings, a beverage and instant noodles company operating in China that gained market share, and confectionary products maker Orion, a South Korean snack food company that has grown in China. Conversely, results were hampered by security selection in information technology. The fund was hurt by shares of BW Offshore, a Bermuda-based oil-services company that faced a difficult operating environment. In the materials sector, shares of Australia-headquartered Aquarius Platinum lost significant ground because the platinum producer was pressured by weak global demand for autos and cost inflation due to labor unrest in South Africa. BW and Aquarius were not in the index.

Note to shareholders: Gregory Lee was named Co-Portfolio Manager on May 2, 2012, and is responsible for the fund's industrials sector assets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Korea (South) 14.4%
Brazil 13.1%
Russia 9.0%
China 8.8%
Taiwan 7.5%
Cayman Islands 6.1%
Mexico 4.6%
India 4.3%
United States of America 4.1%
Other 28.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Korea (South) 13.5%
Brazil 12.6%
China 8.5%
Taiwan 8.4%
Russia 7.0%
Cayman Islands 5.1%
South Africa 4.9%
Hong Kong 4.1%
United States of America 4.1%
Other 31.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.1	97.0
Short-Term Investments and Net Other Assets (Liabilities)	2.9	3.0
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.6	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6	2.6
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.1	2.0
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.8	1.7
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.7	2.1
Petroleo Brasileiro SA - Petrobras sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	1.7	0.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.5	1.3
Mobile TeleSystems OJSC (Russia, Wireless Telecommunication Services)	1.5	0.9
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.4	1.2
PT Telkomunikasi Indonesia Tbk (Indonesia, Diversified Telecommunication Services)	1.3	1.2
	20.2
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.6	21.7
Information Technology	13.3	14.2
Energy	12.1	14.0
Materials	11.9	12.2
Consumer Staples	9.1	8.2
Consumer Discretionary	8.0	8.3
Telecommunication Services	7.2	7.9
Industrials	6.7	6.2
Utilities	3.1	3.2
Health Care	1.1	1.1

Annual Report

Fidelity Series Emerging Markets Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
Australia - 0.2%
Paladin Energy Ltd. (Australia) (a)	11,417,191	$ 13,451,583
Austria - 0.4%
Erste Bank AG (a)	922,626	23,169,820
Bailiwick of Jersey - 0.3%
Atrium European Real Estate Ltd.	3,032,372	17,140,514
Bermuda - 1.9%
Aquarius Platinum Ltd. (Australia)	9,262,261	5,528,447
BW Offshore Ltd.	30,807,621	18,102,105
Cosco International Holdings Ltd.	1,526,000	618,272
GP Investments Ltd. (depositary receipt) (a)	6,551,400	15,128,168
Kunlun Energy Co. Ltd.	20,180,000	37,495,500
Pacific Basin Shipping Ltd.	21,601,000	11,566,913
Seadrill Ltd.	469,408	19,002,572
TOTAL BERMUDA		107,441,977
Brazil - 13.1%
Anhanguera Educacional Participacoes SA	2,454,116	43,015,450
Arezzo Industria e Comercio SA	753,000	13,439,477
Banco do Brasil SA	2,099,357	22,398,792
Banco do Estado Rio Grande do Sul SA	2,488,900	19,668,076
BM&F Bovespa SA	6,251,900	40,016,100
BR Properties SA	3,456,900	45,273,893
Braskem SA (PN-A)	2,692,600	17,791,139
CCR SA	2,553,300	22,452,396
Cia.Hering SA	1,055,700	24,252,954
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	702,000	28,634,580
Companhia de Saneamento de Minas Gerais	537,800	12,693,992
Companhia Paranaense de Energia-Copel:
(PN-B)	89,700	1,324,930
(PN-B) sponsored ADR (d)	1,109,100	16,370,316
Estacio Participacoes SA	1,021,600	19,465,754
Fibria Celulose SA (a)	1,529,200	12,980,187
Gerdau SA sponsored ADR (d)	2,706,300	23,788,377
Itau Unibanco Holdings SA sponsored ADR	4,190,160	61,092,533
Lojas Americanas SA (PN)	4,172,988	34,928,139
Mills Estruturas e Servicos de Engenharia SA	1,361,400	20,872,946
Multiplus SA	425,500	9,886,189
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	1,181,400	24,254,142
sponsored ADR	3,565,116	75,616,110
Sul America SA unit	499,200	3,932,547
Common Stocks - continued
	Shares	Value
Brazil - continued
TIM Participacoes SA sponsored ADR	260,100	$ 4,520,538
Ultrapar Participacoes SA	1,797,200	37,695,143
Vale SA (PN-A) sponsored ADR	6,757,400	120,214,146
TOTAL BRAZIL		756,578,846
Canada - 2.2%
Banro Corp. (a)	1,531,100	7,082,535
Barrick Gold Corp.	442,900	17,911,120
First Quantum Minerals Ltd.	990,800	22,271,299
Goldcorp, Inc.	552,800	24,990,158
Pan American Silver Corp.	299,700	6,593,400
Torex Gold Resources, Inc. (a)	3,713,700	7,734,164
Uranium One, Inc. (a)(d)	4,999,100	10,861,624
Yamana Gold, Inc.	1,379,400	27,857,320
TOTAL CANADA		125,301,620
Cayman Islands - 6.1%
21Vianet Group, Inc. ADR (a)(d)	1,122,534	12,437,677
Ajisen (China) Holdings Ltd.	17,563,000	12,146,719
Anta Sports Products Ltd.	15,565,000	13,255,269
Baidu.com, Inc. sponsored ADR (a)	286,926	30,592,050
Belle International Holdings Ltd.	11,701,000	21,801,465
China Liansu Group Holdings Ltd.	20,894,000	12,320,641
Eurasia Drilling Co. Ltd. GDR (Reg. S)	966,300	33,433,980
Geely Automobile Holdings Ltd.	32,860,000	14,119,109
Gourmet Master Co. Ltd.	1,798,000	12,741,732
Greatview Aseptic Pack Co. Ltd.	42,872,000	22,459,251
Haitian International Holdings Ltd.	9,766,000	12,059,357
Hengan International Group Co. Ltd.	5,489,000	50,002,697
SINA Corp. (a)	99,025	5,409,736
Spreadtrum Communications, Inc. ADR (d)	255,550	5,890,428
Tencent Holdings Ltd.	518,100	18,317,224
Uni-President China Holdings Ltd.	29,240,000	36,785,569
Veripos (a)(e)	2,543,575	7,361,301
Xueda Education Group sponsored ADR (a)(d)	2,360,100	6,797,088
Yingde Gases Group Co. Ltd.	24,432,000	23,170,844
TOTAL CAYMAN ISLANDS		351,102,137
Chile - 1.2%
Aguas Andinas SA	20,871,972	14,007,191
Embotelladora Andina SA Class A	2,773,532	13,949,803
Empresa Nacional de Telecomunicaciones SA (ENTEL)	889,697	18,121,232
Common Stocks - continued
	Shares	Value
Chile - continued
Enersis SA	15,625,219	$ 5,348,589
Inversiones La Construccion SA	994,846	17,574,958
TOTAL CHILE		69,001,773
China - 8.8%
BBMG Corp. (H Shares)	14,688,500	12,622,552
China Communications Construction Co. Ltd. (H Shares)	24,567,000	23,045,282
China Construction Bank Corp. (H Shares)	134,633,000	101,451,826
China Pacific Insurance Group Co. Ltd. (H Shares)	15,284,600	47,924,308
China Shenhua Energy Co. Ltd. (H Shares)	17,183,000	73,165,851
China Suntien Green Energy Corp. Ltd. (H Shares) (e)	110,770,600	22,582,764
China Telecom Corp. Ltd. (H Shares)	30,295,682	17,924,424
Dongfeng Motor Group Co. Ltd. (H Shares)	20,690,000	25,628,738
Industrial & Commercial Bank of China Ltd. (H Shares)	151,341,000	100,177,332
Maanshan Iron & Steel Ltd. (H Shares) (a)	59,964,000	15,474,481
PICC Property & Casualty Co. Ltd. (H Shares)	14,004,000	18,647,787
Shanghai Electric Group Co. Ltd. (H Shares)	63,029,000	25,618,073
Weichai Power Co. Ltd. (H Shares)	6,991,000	24,761,511
TOTAL CHINA		509,024,929
Colombia - 0.9%
Ecopetrol SA ADR (d)	871,558	51,604,949
Cyprus - 0.2%
Globaltrans Investment PLC:
GDR (f)	384,000	7,104,000
GDR (Reg. S)	239,500	4,430,750
TOTAL CYPRUS		11,534,750
Czech Republic - 0.3%
Ceske Energeticke Zavody A/S	449,903	16,587,485
Egypt - 0.2%
Orascom Telecom Holding SAE unit (a)	3,584,100	10,770,221
Hong Kong - 1.0%
China Resources Power Holdings Co. Ltd.	6,147,000	13,166,393
Lenovo Group Ltd.	40,402,000	32,477,785
Sinotruk Hong Kong Ltd.	24,648,000	14,152,631
TOTAL HONG KONG		59,796,809
India - 4.3%
Axis Bank Ltd.	1,141,627	25,092,242
Bharti Airtel Ltd.	4,018,450	20,138,928
Grasim Industries Ltd.	175,551	11,420,145
Common Stocks - continued
	Shares	Value
India - continued
Housing Development and Infrastructure Ltd. (a)	2,806,885	$ 5,005,494
Indiabulls Real Estate Ltd.	9,312,693	9,917,615
ITC Ltd.	10,802,924	56,730,158
JK Cement Ltd. (a)	1,118,165	5,238,054
Larsen & Toubro Ltd.	854,523	25,837,389
Lupin Ltd. (a)	1,228,397	12,932,357
Maruti Suzuki India Ltd.	914,820	24,447,907
Phoenix Mills Ltd. (a)	285,635	1,065,458
Power Grid Corp. of India Ltd.	5,189,791	10,995,933
SREI Infrastructure Finance Ltd. (e)	35,431,645	17,681,250
State Bank of India	574,903	22,547,887
TOTAL INDIA		249,050,817
Indonesia - 2.4%
PT Bakrieland Development Tbk (a)	1,147,621,000	7,766,273
PT Bank Tabungan Negara Tbk	113,098,000	17,897,786
PT Indo Tambangraya Megah Tbk	3,939,500	16,672,566
PT Jasa Marga Tbk	32,824,000	19,820,759
PT Telkomunikasi Indonesia Tbk:
Series B	4,552,000	4,623,262
sponsored ADR	1,700,379	69,120,406
TOTAL INDONESIA		135,901,052
Israel - 0.6%
Bezeq Israeli Telecommunication Corp. Ltd.	10,900,700	13,293,092
Check Point Software Technologies Ltd. (a)	143,439	6,387,339
NICE Systems Ltd. sponsored ADR (a)	421,900	14,049,270
TOTAL ISRAEL		33,729,701
Italy - 0.0%
Saipem SpA	500	22,462
Kazakhstan - 0.3%
JSC Halyk Bank of Kazakhstan GDR unit (a)	2,219,489	15,780,567
Kenya - 0.7%
Equity Bank Ltd.	76,772,200	21,864,073
Safaricom Ltd.	310,976,319	16,069,240
TOTAL KENYA		37,933,313
Korea (South) - 13.1%
AMOREPACIFIC Group, Inc.	75,476	32,535,148
E-Mart Co. Ltd.	187,080	40,579,301
Common Stocks - continued
	Shares	Value
Korea (South) - continued
GS Engineering & Construction Corp.	340,595	$ 19,180,181
Hana Financial Group, Inc.	1,477,950	43,037,747
Hyundai Heavy Industries Co. Ltd.	105,249	22,105,458
Hyundai Industrial Development & Construction Co.	400,890	7,206,549
KB Financial Group, Inc.	1,649,472	56,105,811
Kia Motors Corp.	127,640	7,094,233
Korea Electric Power Corp. (a)	781,220	20,268,478
Korean Reinsurance Co.	1,258,660	12,352,028
KT&G Corp.	526,405	40,120,569
LG Chemical Ltd.	132,060	37,062,847
LS Industrial Systems Ltd.	398,968	24,955,627
Orion Corp.	25,862	24,288,915
POSCO sponsored ADR (d)	327,700	25,685,126
S-Oil Corp.	118	10,812
Samsung Electronics Co. Ltd.	217,878	261,776,537
Samsung Fire & Marine Insurance Co. Ltd.	179,333	39,227,863
Shinhan Financial Group Co. Ltd.	878,560	30,176,530
Shinhan Financial Group Co. Ltd. sponsored ADR	359,062	12,287,102
TOTAL KOREA (SOUTH)		756,056,862
Luxembourg - 0.4%
Subsea 7 SA	1,135,800	24,922,137
Malaysia - 0.7%
Axiata Group Bhd	10,628,300	22,784,898
Petronas Dagangan Bhd	2,440,800	17,692,995
TOTAL MALAYSIA		40,477,893
Mexico - 4.6%
America Movil SAB de CV Series L sponsored ADR	3,429,300	86,726,997
CEMEX SA de CV sponsored ADR	2,973,713	26,882,366
Desarrolladora Homex SAB de CV sponsored ADR (a)(d)	550,004	7,287,553
El Puerto de Liverpool SA Class C	1,580,000	14,160,150
Fibra Uno Administracion SA de CV	7,050,999	18,577,934
Fomento Economico Mexicano SAB de CV sponsored ADR	415,100	37,612,211
Grupo Comercial Chedraui de CV	5,726,700	15,425,440
Grupo Televisa SA de CV (CPO) sponsored ADR	2,541,600	57,440,160
TOTAL MEXICO		264,112,811
Netherlands - 0.2%
ASML Holding NV (Netherlands)	212,546	11,684,136
Nigeria - 1.5%
Guaranty Trust Bank PLC	45,618,414	5,750,953
Common Stocks - continued
	Shares	Value
Nigeria - continued
Guaranty Trust Bank PLC GDR (Reg. S)	5,164,877	$ 32,022,237
Zenith Bank PLC	441,095,434	50,608,305
TOTAL NIGERIA		88,381,495
Norway - 1.2%
ElectroMagnetic GeoServices ASA (a)	7,661,999	16,664,408
Petroleum Geo-Services ASA	645,000	11,120,885
TGS Nopec Geophysical Co. ASA	1,243,333	42,307,299
TOTAL NORWAY		70,092,592
Panama - 0.5%
Copa Holdings SA Class A	312,200	28,978,404
Peru - 0.3%
Compania de Minas Buenaventura SA sponsored ADR	450,100	16,095,576
Philippines - 1.5%
Metro Pacific Investments Corp.	214,905,000	21,647,365
Metropolitan Bank & Trust Co.	10,274,188	23,748,123
Robinsons Land Corp.	84,328,250	38,983,862
TOTAL PHILIPPINES		84,379,350
Poland - 1.0%
Eurocash SA	1,092,509	13,342,185
Powszechny Zaklad Ubezpieczen SA	400,300	46,767,388
TOTAL POLAND		60,109,573
Russia - 7.8%
Bank St. Petersburg OJSC	3,007,189	5,534,904
DIXY Group OJSC (a)	1,386,880	14,651,215
Gazprom OAO sponsored ADR	5,169,796	47,251,935
LSR Group OJSC GDR (Reg. S)	1,787,300	8,605,850
Lukoil Oil Co. (a)	236,900	14,383,713
Magnit OJSC	242,482	34,542,987
Magnitogorsk Iron & Steel Works OJSC unit (a)	2,311,700	9,968,050
Mobile TeleSystems OJSC (a)	6,229,400	45,832,480
Mobile TeleSystems OJSC sponsored ADR	2,215,500	37,973,670
NOVATEK OAO GDR (Reg. S)	378,000	43,092,000
OGK-4 OJSC (a)	451,705,400	37,109,405
Raspadskaya OAO (a)	2,844,310	5,608,728
Rosneft Oil Co. OJSC	1,062,800	7,887,263
RusHydro JSC sponsored ADR	4,984,900	11,834,153
Sberbank (Savings Bank of the Russian Federation)	28,191,600	82,528,662
Sistema JSFC (a)	12,205,700	9,181,856
Common Stocks - continued
	Shares	Value
Russia - continued
TNK-BP Holding	3,619,214	$ 7,388,317
Uralkali OJSC GDR (Reg. S)	675,887	26,481,253
TOTAL RUSSIA		449,856,441
Singapore - 1.2%
First Resources Ltd.	21,508,000	36,146,417
Global Logistic Properties Ltd.	14,913,000	31,420,241
TOTAL SINGAPORE		67,566,658
South Africa - 3.9%
AngloGold Ashanti Ltd.	680,400	22,987,540
Aspen Pharmacare Holdings Ltd.	1,289,800	23,503,244
Blue Label Telecoms Ltd.	13,358,432	10,383,977
Impala Platinum Holdings Ltd.	2,172,900	39,094,232
JSE Ltd.	4,063,649	32,961,362
Life Healthcare Group Holdings Ltd.	5,323,100	20,130,492
Naspers Ltd. Class N	866,500	56,254,319
Reunert Ltd.	1,377,300	12,132,674
Wilson Bayly Holmes-Ovcon Ltd.	260,300	4,265,958
TOTAL SOUTH AFRICA		221,713,798
Taiwan - 7.5%
Asia Cement Corp.	13,801,052	17,198,161
Cheng Uei Precision Industries Co. Ltd.	10,292,851	22,798,612
Chinatrust Financial Holding Co. Ltd.	47,770,722	26,330,319
Chroma ATE, Inc.	5,621,612	10,700,501
Hon Hai Precision Industry Co. Ltd. (Foxconn)	15,777,000	47,908,932
MediaTek, Inc.	2,793,000	31,028,021
Synnex Technology International Corp.	11,781,739	24,926,788
Taiwan Fertilizer Co. Ltd.	7,362,000	17,541,773
Taiwan Mobile Co. Ltd.	7,387,000	25,795,070
Taiwan Semiconductor Manufacturing Co. Ltd.	30,826,284	93,937,568
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,480,151	55,334,401
Unified-President Enterprises Corp.	21,891,270	38,671,329
Yuanta Financial Holding Co. Ltd.	42,674,000	19,284,382
TOTAL TAIWAN		431,455,857
Thailand - 1.0%
Bangkok Bank Public Co. Ltd. (For. Reg.)	6,907,000	40,761,885
PTT Global Chemical PCL (For. Reg.)	9,201,986	18,301,961
TOTAL THAILAND		59,063,846
Common Stocks - continued
	Shares	Value
Turkey - 1.1%
Aygaz A/S	3,880,022	$ 17,879,488
TAV Havalimanlari Holding A/S	4,605,000	22,864,435
Turkiye Is Bankasi A/S Series C	6,321,000	21,510,795
TOTAL TURKEY		62,254,718
United Kingdom - 0.8%
Evraz PLC	2,412,300	9,194,910
Hikma Pharmaceuticals PLC	1,104,436	13,179,987
Kazakhmys PLC	2,030,200	23,228,508
TOTAL UNITED KINGDOM		45,603,405
United States of America - 1.2%
Cognizant Technology Solutions Corp. Class A (a)	481,665	32,102,972
CTC Media, Inc.	1,560,000	13,088,400
Universal Display Corp. (a)(d)	680,883	22,319,345
TOTAL UNITED STATES OF AMERICA		67,510,717
TOTAL COMMON STOCKS (Cost $5,011,834,862)		5,445,241,594
Nonconvertible Preferred Stocks - 2.5%

Korea (South) - 1.3%
Hyundai Motor Co. Series 2	742,061	48,662,196
Samsung Electronics Co. Ltd.	35,099	25,495,643
TOTAL KOREA (SOUTH)		74,157,839
Russia - 1.2%
Sberbank (Savings Bank of the Russian Federation) (a)	15,560,800	32,768,196
Surgutneftegaz JSC	61,136,550	37,866,438
TOTAL RUSSIA		70,634,634
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $140,112,856)		144,792,473
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	136,343,028	$ 136,343,028
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	63,552,588	63,552,588
TOTAL MONEY MARKET FUNDS (Cost $199,895,616)		199,895,616
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $5,351,843,334)		5,789,929,683
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(36,506,344)
NET ASSETS - 100%		$ 5,753,423,339
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,104,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 245,351
Fidelity Securities Lending Cash Central Fund	432,747
Total	$ 678,098
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Asia Pacific Systems, Inc.	$ 6,859,480	$ 3,930,582	$ 9,382,778	$ -	$ -
China Suntien Green Energy Corp. Ltd. (H Shares)	5,673,154	17,269,514	641,524	765,000	22,582,764
SREI Infrastructure Finance Ltd.	22,963,624	5,096,230	4,160,863	285,589	17,681,250
Veripos	-	5,502,835	-	-	7,361,301
Total	$ 35,496,258	$ 31,799,161	$ 14,185,165	$ 1,050,589	$ 47,625,315
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 470,026,812	$ 470,026,812	$ -	$ -
Consumer Staples	514,018,524	514,018,524	-	-
Energy	704,549,553	704,549,553	-	-
Financials	1,411,215,143	1,355,109,332	56,105,811	-
Health Care	69,746,080	69,746,080	-	-
Industrials	393,981,673	393,981,673	-	-
Information Technology	765,574,965	659,953,261	105,621,704	-
Materials	680,458,650	646,050,965	34,407,685	-
Telecommunica- tion Services	402,876,314	380,328,628	22,547,686	-
Utilities	177,586,353	157,317,875	20,268,478	-
Money Market Funds	199,895,616	199,895,616	-	-
Total Investments in Securities:	$ 5,789,929,683	$ 5,550,978,319	$ 238,951,364	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,189,220,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $59,320,549) - See accompanying schedule: Unaffiliated issuers (cost $5,092,553,100)	$ 5,542,408,752
Fidelity Central Funds (cost $199,895,616)	199,895,616
Other affiliated issuers (cost $59,394,618)	47,625,315
Total Investments (cost $5,351,843,334)		$ 5,789,929,683
Cash		21,456,142
Foreign currency held at value (cost $2,330,196)		2,331,098
Receivable for investments sold		42,873,973
Receivable for fund shares sold		3,219,112
Dividends receivable		7,383,221
Distributions receivable from Fidelity Central Funds		72,767
Other receivables		2,349,606
Total assets		5,869,615,602

Liabilities
Payable for investments purchased	$ 43,313,062
Payable for fund shares redeemed	3,837,603
Accrued management fee	3,875,103
Other affiliated payables	650,278
Other payables and accrued expenses	963,629
Collateral on securities loaned, at value	63,552,588
Total liabilities		116,192,263

Net Assets		$ 5,753,423,339
Net Assets consist of:
Paid in capital		$ 5,567,408,558
Undistributed net investment income		73,362,140
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(324,986,441)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		437,639,082
Net Assets		$ 5,753,423,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Series Emerging Markets: Net Asset Value, offering price and redemption price per share ($3,182,643,705 ÷ 195,907,010 shares)	$ 16.25

Class F: Net Asset Value, offering price and redemption price per share ($2,570,779,634 ÷ 157,719,674 shares)	$ 16.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends (including $1,050,589 earned from other affiliated issuers)		$ 143,476,164
Interest		5,413
Income from Fidelity Central Funds		678,098
Income before foreign taxes withheld		144,159,675
Less foreign taxes withheld		(15,024,574)
Total income		129,135,101

Expenses
Management fee	$ 42,802,976
Transfer agent fees	6,529,370
Accounting and security lending fees	1,570,123
Custodian fees and expenses	3,140,060
Independent trustees' compensation	34,154
Audit	94,786
Legal	25,493
Miscellaneous	46,956
Total expenses before reductions	54,243,918
Expense reductions	(1,691,372)	52,552,546
Net investment income (loss)		76,582,555
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(6,486))	(271,293,702)
Other affiliated issuers	(4,642,756)
Foreign currency transactions	(4,893,298)
Total net realized gain (loss)		(280,829,756)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,783)	510,086,112
Assets and liabilities in foreign currencies	(368,922)
Total change in net unrealized appreciation (depreciation)		509,717,190
Net gain (loss)		228,887,434
Net increase (decrease) in net assets resulting from operations		$ 305,469,989

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 76,582,555	$ 38,993,493
Net realized gain (loss)	(280,829,756)	128,215,965
Change in net unrealized appreciation (depreciation)	509,717,190	(660,224,875)
Net increase (decrease) in net assets resulting from operations	305,469,989	(493,015,417)
Distributions to shareholders from net investment income	(31,500,009)	(16,826,992)
Distributions to shareholders from net realized gain	(158,430,172)	(109,835,879)
Total distributions	(189,930,181)	(126,662,871)
Share transactions - net increase (decrease)	781,840,186	2,596,312,470
Total increase (decrease) in net assets	897,379,994	1,976,634,182

Net Assets
Beginning of period	4,856,043,345	2,879,409,163
End of period (including undistributed net investment income of $73,362,140 and undistributed net investment income of $28,150,121, respectively)	$ 5,753,423,339	$ 4,856,043,345

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Emerging Markets

Years ended October 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.06	$ 18.85	$ 16.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.21	.18	.15	.15
Net realized and unrealized gain (loss)	.59	(2.19)	4.03	6.27
Total from investment operations	.80	(2.01)	4.18	6.42
Distributions from net investment income	(.09)	(.10)	(.09)	(.04)
Distributions from net realized gain	(.52)	(.68)	(1.62)	-
Total distributions	(.61)	(.78)	(1.71)	(.04)
Net asset value, end of period	$ 16.25	$ 16.06	$ 18.85	$ 16.38
Total Return B, C	5.40%	(11.26)%	27.32%	64.35%
Ratios to Average Net Assets E, H
Expenses before reductions	1.10%	1.12%	1.15%	1.21% A
Expenses net of fee waivers, if any	1.10%	1.12%	1.15%	1.21% A
Expenses net of all reductions	1.07%	1.07%	1.08%	1.09% A
Net investment income (loss)	1.37%	1.00%	.89%	1.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,182,644	$ 3,384,616	$ 2,425,249	$ 910,106
Portfolio turnover rate F	80%	104%	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.11	$ 18.90	$ 16.40	$ 13.91
Income from Investment Operations
Net investment income (loss) D	.25	.21	.19	.02
Net realized and unrealized gain (loss)	.58	(2.19)	4.03	2.47
Total from investment operations	.83	(1.98)	4.22	2.49
Distributions from net investment income	(.12)	(.13)	(.10)	-
Distributions from net realized gain	(.52)	(.68)	(1.62)	-
Total distributions	(.64)	(.81)	(1.72)	-
Net asset value, end of period	$ 16.30	$ 16.11	$ 18.90	$ 16.40
Total Return B, C	5.60%	(11.07)%	27.59%	17.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.90%	.91%	.92%	.93% A
Expenses net of fee waivers, if any	.90%	.91%	.92%	.93% A
Expenses net of all reductions	.87%	.86%	.85%	.82% A
Net investment income (loss)	1.57%	1.21%	1.13%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,570,780	$ 1,471,427	$ 454,160	$ 8,025
Portfolio turnover rate F	80%	104%	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Fidelity Series International Growth Fund	11.00%	5.70%
Class F	11.23%	5.95%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Growth Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE ® Growth Index performed over the same period.

Annual Report

Fidelity Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Growth Fund: For the year, the fund's Series International Growth and Class F shares gained 11.00% and 11.23%, respectively, easily outpacing the 4.77% advance of the MSCI® EAFE® Growth Index. Following the fund's bottom-up stock selection strategy, portfolio positioning in Japan and Europe was especially helpful. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed, while stock picking in Canada was modestly negative. In sector terms, security selection was very strong in information technology, materials, industrials, consumer discretionary and health care, while my picks in only two groups - energy and telecommunication services - had a negative impact. The top individual contributor was Belgian brewer Anheuser-Busch InBev, while in health care, Australian biotechnology company CSL and Denmark's Novo Nordisk also added value. U.S.-based credit card networks MasterCard and Visa, neither of which is in the index, were additional contributors. In contrast, not owning Diageo, a strong-performing U.K.-based spirits company and benchmark component, hurt. Other notable detractors were U.K. natural gas producer BG Group and Bharti Airtel, an Indian telecommunication services provider and non-index stock that I sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United States of America 18.9%
United Kingdom 18.3%
Japan 10.7%
Switzerland 8.9%
Australia 5.3%
Belgium 4.7%
France 3.5%
Germany 3.3%
Denmark 3.2%
Other 23.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 18.3%
United States of America 17.6%
Japan 10.4%
Switzerland 9.3%
Belgium 4.2%
Australia 4.0%
Germany 3.8%
France 3.5%
Denmark 3.3%
Other 25.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.8	2.1
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	5.0	4.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.7	3.3
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.7	2.5
Linde AG (Germany, Chemicals)	2.5	2.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	2.5	1.7
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	2.0
Philip Morris International, Inc. (United States of America, Tobacco)	2.1	1.8
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	2.0	1.9
CSL Ltd. (Australia, Biotechnology)	2.0	1.5
	27.1
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	23.2	22.2
Consumer Discretionary	14.3	15.1
Industrials	14.1	13.4
Materials	12.8	13.7
Health Care	11.4	9.5
Information Technology	8.3	7.6
Financials	7.6	11.2
Energy	5.5	4.7
Telecommunication Services	0.0	0.5

Annual Report

Fidelity Series International Growth Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 5.3%
Coca-Cola Amatil Ltd.	6,254,199	$ 87,319,704
CSL Ltd.	3,637,640	179,362,480
Newcrest Mining Ltd.	1,582,820	43,425,714
Newcrest Mining Ltd. sponsored ADR	775,486	21,519,737
Sydney Airport unit	7,293,521	25,665,824
Woodside Petroleum Ltd.	1,831,844	65,413,171
WorleyParsons Ltd.	2,359,520	60,424,225
TOTAL AUSTRALIA		483,130,855
Austria - 1.1%
Andritz AG	1,507,298	90,787,710
Zumtobel AG	1,035,497	11,063,420
TOTAL AUSTRIA		101,851,130
Bailiwick of Jersey - 1.1%
Informa PLC	3,498,713	22,595,485
Randgold Resources Ltd. sponsored ADR	637,465	76,234,439
TOTAL BAILIWICK OF JERSEY		98,829,924
Belgium - 4.7%
Anheuser-Busch InBev SA NV	3,982,181	333,034,413
Umicore SA	1,761,453	90,399,634
TOTAL BELGIUM		423,434,047
Bermuda - 0.9%
Lazard Ltd. Class A	867,948	25,569,748
Li & Fung Ltd.	25,863,000	43,382,817
Trinity Ltd.	18,060,000	12,653,570
TOTAL BERMUDA		81,606,135
Brazil - 1.1%
Arezzo Industria e Comercio SA	1,436,200	25,633,170
Iguatemi Empresa de Shopping Centers SA	1,994,400	25,334,443
Multiplan Empreendimentos Imobiliarios SA	1,534,800	44,962,261
TOTAL BRAZIL		95,929,874
Canada - 2.0%
Agnico-Eagle Mines Ltd. (Canada)	725,500	40,962,148
Fairfax Financial Holdings Ltd. (sub. vtg.)	85,200	31,606,961
First Quantum Minerals Ltd.	1,246,615	28,021,534
Common Stocks - continued
	Shares	Value
Canada - continued
Goldcorp, Inc.	1,345,700	$ 60,834,398
Open Text Corp. (a)	418,500	22,493,197
TOTAL CANADA		183,918,238
Cayman Islands - 1.7%
Baidu.com, Inc. sponsored ADR (a)	368,820	39,323,588
Sands China Ltd.	30,076,800	113,126,847
TOTAL CAYMAN ISLANDS		152,450,435
Denmark - 3.2%
Novo Nordisk A/S Series B sponsored ADR	1,570,166	251,681,908
William Demant Holding A/S (a)	497,500	42,788,449
TOTAL DENMARK		294,470,357
Finland - 1.5%
Nokian Tyres PLC	2,676,392	111,008,176
Outotec Oyj	548,918	26,730,306
TOTAL FINLAND		137,738,482
France - 3.5%
Alstom SA	2,281,801	77,931,611
Danone SA	2,145,705	131,896,302
Remy Cointreau SA (d)	432,301	44,837,362
Safran SA	1,569,786	62,454,445
TOTAL FRANCE		317,119,720
Germany - 3.3%
alstria office REIT-AG	612,930	7,402,678
Linde AG	1,359,819	228,688,190
Siemens AG sponsored ADR (d)	592,255	59,764,452
TOTAL GERMANY		295,855,320
Ireland - 1.8%
CRH PLC sponsored ADR	3,351,500	62,505,475
Elan Corp. PLC sponsored ADR (a)	3,010,831	32,516,975
James Hardie Industries NV CDI	7,313,193	70,069,176
TOTAL IRELAND		165,091,626
Israel - 0.2%
Azrieli Group	899,186	20,073,752
Common Stocks - continued
	Shares	Value
Italy - 0.9%
Fiat Industrial SpA	5,353,700	$ 57,977,002
Interpump Group SpA	2,890,349	21,953,470
TOTAL ITALY		79,930,472
Japan - 10.7%
Autobacs Seven Co. Ltd.	843,600	34,608,418
Denso Corp.	3,980,100	124,593,133
Fanuc Corp.	836,000	133,102,342
Fast Retailing Co. Ltd.	345,800	77,017,712
Japan Tobacco, Inc.	1,420,200	39,245,411
JS Group Corp.	1,563,800	34,574,809
Keyence Corp.	458,000	121,513,716
Kobayashi Pharmaceutical Co. Ltd.	705,500	37,250,188
Mitsui Fudosan Co. Ltd.	2,740,000	55,362,896
Nintendo Co. Ltd.	361,100	46,500,163
Osaka Securities Exchange Co. Ltd.	749	2,791,275
SHO-BOND Holdings Co. Ltd.	849,400	25,674,586
SMC Corp.	253,000	39,868,971
Unicharm Corp.	1,090,500	59,012,401
USS Co. Ltd.	975,780	102,552,852
Yamato Kogyo Co. Ltd.	1,574,000	44,185,569
TOTAL JAPAN		977,854,442
Netherlands - 2.2%
ASML Holding NV	2,980,400	163,832,588
D.E. Master Blenders 1753 NV (a)	2,911,841	35,586,769
TOTAL NETHERLANDS		199,419,357
Portugal - 1.2%
Jeronimo Martins SGPS SA	6,117,479	107,043,801
South Africa - 0.6%
Clicks Group Ltd.	5,270,927	36,340,530
JSE Ltd.	2,444,907	19,831,306
TOTAL SOUTH AFRICA		56,171,836
Spain - 1.7%
Inditex SA	882,703	112,626,730
Prosegur Compania de Seguridad SA (Reg.)	7,458,459	40,602,583
TOTAL SPAIN		153,229,313
Sweden - 3.2%
ASSA ABLOY AB (B Shares)	2,135,539	71,185,707
Fagerhult AB	335,870	8,304,464
Common Stocks - continued
	Shares	Value
Sweden - continued
H&M Hennes & Mauritz AB (B Shares)	3,501,525	$ 118,514,129
Intrum Justitia AB	1,097,000	15,877,218
Swedish Match Co. AB	2,364,400	80,561,203
TOTAL SWEDEN		294,442,721
Switzerland - 8.9%
Nestle SA	7,235,365	459,153,941
Roche Holding AG (participation certificate)	1,049,429	201,817,603
Schindler Holding AG:
(participation certificate)	383,924	50,582,492
(Reg.)	79,700	10,312,305
Swatch Group AG (Bearer)	119,120	49,295,445
UBS AG (NY Shares)	2,829,713	42,502,289
TOTAL SWITZERLAND		813,664,075
Turkey - 2.0%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	1,540,623	23,120,089
Coca-Cola Icecek A/S	3,117,007	60,514,278
Turkiye Garanti Bankasi A/S	12,891,000	61,560,368
Turkiye Petrol Rafinerile A/S	1,510,000	36,897,071
TOTAL TURKEY		182,091,806
United Kingdom - 18.3%
Anglo American PLC (United Kingdom)	1,579,500	48,505,912
Babcock International Group PLC	3,851,500	60,786,203
BG Group PLC	11,838,372	219,220,383
BHP Billiton PLC ADR (d)	2,664,890	170,499,662
GlaxoSmithKline PLC sponsored ADR	5,044,568	226,501,103
InterContinental Hotel Group PLC ADR	4,009,187	98,706,184
Johnson Matthey PLC	2,170,027	78,757,305
Reckitt Benckiser Group PLC	2,397,387	145,079,373
Rexam PLC	6,282,808	45,290,383
Rolls-Royce Group PLC	7,041,111	97,093,356
Rolls-Royce Group PLC Class C	535,124,436	863,557
Rotork PLC	1,473,797	54,178,583
SABMiller PLC	3,211,183	137,557,426
Serco Group PLC	5,453,002	49,850,765
Shaftesbury PLC	2,730,400	24,145,883
Standard Chartered PLC (United Kingdom)	7,676,008	181,286,056
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Unite Group PLC	4,500,300	$ 20,559,739
Victrex PLC	497,107	11,431,442
TOTAL UNITED KINGDOM		1,670,313,315
United States of America - 16.1%
Allergan, Inc.	607,800	54,653,376
Amazon.com, Inc. (a)	252,701	58,833,847
Autoliv, Inc. (d)	1,530,900	88,179,840
Berkshire Hathaway, Inc. Class B (a)	1,065,682	92,021,641
BorgWarner, Inc. (a)	934,957	61,538,870
CME Group, Inc.	718,000	40,157,740
Cummins, Inc.	349,596	32,715,194
Cymer, Inc. (a)	457,779	36,480,409
FMC Technologies, Inc. (a)	1,145,609	46,855,408
Freeport-McMoRan Copper & Gold, Inc.	625,400	24,315,552
Martin Marietta Materials, Inc. (d)	268,300	22,083,773
MasterCard, Inc. Class A	364,991	168,235,302
Mead Johnson Nutrition Co. Class A	1,402,800	86,496,648
Mohawk Industries, Inc. (a)	589,215	49,181,776
National Oilwell Varco, Inc.	947,211	69,809,451
Philip Morris International, Inc.	2,128,792	188,525,820
PriceSmart, Inc.	338,975	28,131,535
ResMed, Inc.	1,333,300	53,252,002
Solera Holdings, Inc.	514,041	24,062,259
SS&C Technologies Holdings, Inc. (a)	922,800	22,174,884
Union Pacific Corp.	778,300	95,754,249
Visa, Inc. Class A	890,099	123,510,137
TOTAL UNITED STATES OF AMERICA		1,466,969,713
TOTAL COMMON STOCKS (Cost $7,559,520,031)		8,852,630,746
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	268,054,407	$ 268,054,407
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	90,071,620	90,071,620
TOTAL MONEY MARKET FUNDS (Cost $358,126,027)		358,126,027
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $7,917,646,058)		9,210,756,773
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(101,248,953)
NET ASSETS - 100%		$ 9,109,507,820
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 414,798
Fidelity Securities Lending Cash Central Fund	3,513,538
Total	$ 3,928,336
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,304,049,001	$ 1,304,049,001	$ -	$ -
Consumer Staples	2,120,707,194	1,787,672,781	333,034,413	-
Energy	498,619,709	498,619,709	-	-
Financials	695,169,036	695,169,036	-	-
Health Care	1,042,573,896	1,042,573,896	-	-
Industrials	1,255,655,624	1,255,655,624	-	-
Information Technology	768,126,243	768,126,243	-	-
Materials	1,167,730,043	1,167,730,043	-	-
Money Market Funds	358,126,027	358,126,027	-	-
Total Investments in Securities:	$ 9,210,756,773	$ 8,877,722,360	$ 333,034,413	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 926,744,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $89,088,941) - See accompanying schedule: Unaffiliated issuers (cost $7,559,520,031)	$ 8,852,630,746
Fidelity Central Funds (cost $358,126,027)	358,126,027
Total Investments (cost $7,917,646,058)		$ 9,210,756,773
Foreign currency held at value (cost $129,439)		129,449
Receivable for investments sold		7,115,082
Receivable for fund shares sold		5,097,417
Dividends receivable		18,551,712
Distributions receivable from Fidelity Central Funds		82,795
Other receivables		120,816
Total assets		9,241,854,044

Liabilities
Payable for investments purchased	$ 28,624,242
Payable for fund shares redeemed	6,056,263
Accrued management fee	6,343,835
Other affiliated payables	972,716
Other payables and accrued expenses	277,548
Collateral on securities loaned, at value	90,071,620
Total liabilities		132,346,224

Net Assets		$ 9,109,507,820
Net Assets consist of:
Paid in capital		$ 8,047,297,843
Undistributed net investment income		115,582,243
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(346,041,912)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,292,669,646
Net Assets		$ 9,109,507,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Series International Growth: Net Asset Value, offering price and redemption price per share ($5,045,151,111 ÷ 436,664,982 shares)	$ 11.55

Class F: Net Asset Value, offering price and redemption price per share ($4,064,356,709 ÷ 350,685,892 shares)	$ 11.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 210,743,281
Interest		2,848
Income from Fidelity Central Funds		3,928,336
Income before foreign taxes withheld		214,674,465
Less foreign taxes withheld		(13,904,387)
Total income		200,770,078

Expenses
Management fee Basic fee	$ 58,483,415
Performance adjustment	9,026,682
Transfer agent fees	10,136,552
Accounting and security lending fees	1,739,716
Custodian fees and expenses	904,423
Independent trustees' compensation	53,195
Audit	71,001
Legal	32,372
Miscellaneous	76,903
Total expenses before reductions	80,524,259
Expense reductions	(686,362)	79,837,897
Net investment income (loss)		120,932,181
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(173,096,752)
Foreign currency transactions	(1,476,292)
Total net realized gain (loss)		(174,573,044)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $37,564)	937,994,877
Assets and liabilities in foreign currencies	(466,709)
Total change in net unrealized appreciation (depreciation)		937,528,168
Net gain (loss)		762,955,124
Net increase (decrease) in net assets resulting from operations		$ 883,887,305

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 120,932,181	$ 88,532,076
Net realized gain (loss)	(174,573,044)	(130,475,418)
Change in net unrealized appreciation (depreciation)	937,528,168	(207,710,996)
Net increase (decrease) in net assets resulting from operations	883,887,305	(249,654,338)
Distributions to shareholders from net investment income	(86,292,993)	(25,269,633)
Distributions to shareholders from net realized gain	(4,902,084)	(4,689,987)
Total distributions	(91,195,077)	(29,959,620)
Share transactions - net increase (decrease)	1,153,946,734	2,754,034,772
Total increase (decrease) in net assets	1,946,638,962	2,474,420,814

Net Assets
Beginning of period	7,162,868,858	4,688,448,044
End of period (including undistributed net investment income of $115,582,243 and undistributed net investment income of $81,593,479, respectively)	$ 9,109,507,820	$ 7,162,868,858

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Growth

Years ended October 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.53	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.16	.09
Net realized and unrealized gain (loss)	.99	(.46)	.80
Total from investment operations	1.14	(.30)	.89
Distributions from net investment income	(.12)	(.05)	-
Distributions from net realized gain	(.01)	(.01)	-
Total distributions	(.12) I	(.06)	-
Net asset value, end of period	$ 11.55	$ 10.53	$ 10.89
Total Return B,C	11.00%	(2.77)%	8.90%
Ratios to Average Net Assets E,H
Expenses before reductions	1.05%	1.00%	1.01% A
Expenses net of fee waivers, if any	1.05%	1.00%	1.01% A
Expenses net of all reductions	1.04%	.98%	.99% A
Net investment income (loss)	1.38%	1.40%	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,045,151	$ 4,996,927	$ 3,944,123
Portfolio turnover rate F	27%	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.007 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.18	.11
Net realized and unrealized gain (loss)	1.00	(.45)	.80
Total from investment operations	1.17	(.27)	.91
Distributions from net investment income	(.14)	(.06)	-
Distributions from net realized gain	(.01)	(.01)	-
Total distributions	(.15)	(.07)	-
Net asset value, end of period	$ 11.59	$ 10.57	$ 10.91
Total Return B,C	11.23%	(2.50)%	9.10%
Ratios to Average Net Assets E,H
Expenses before reductions	.85%	.79%	.78% A
Expenses net of fee waivers, if any	.85%	.79%	.78% A
Expenses net of all reductions	.84%	.77%	.75% A
Net investment income (loss)	1.58%	1.62%	1.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,064,357	$ 2,165,942	$ 744,325
Portfolio turnover rate F	27%	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Fidelity Series International Small Cap Fund	12.07%	8.69%
Class F	12.25%	8.92%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Small Cap Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Annual Report

Fidelity Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Small Cap Fund: For the year, the fund's Series International Small Cap and Class F shares gained 12.07% and 12.25%, respectively, easily outpacing the 5.99% advance of the benchmark MSCI® EAFE® Small Cap Index. Security selection in emerging markets and Japan was very helpful to relative performance. An out-of-benchmark allocation to globally oriented U.S.-based stocks also contributed, while stock picking in Canada hurt. In sector terms, security selection helped in consumer discretionary, materials, industrials and financials, while energy and telecommunication services were detractors. The top individual contributor was Cymer, a U.S. laser manufacturer that gained sharply after in October after agreeing to be acquired by ASML Holding. Unite Group, a U.K.-based owner of student housing properties, added value, while better housing data lifted shares of U.S. carpet manufacturer Mohawk Industries and building products company James Hardie Industries, incorporated in Ireland and listed in Australia. In contrast, Austrian lighting company Zumtobel was hurt by weakness in its lighting-components business. Other disappointments were Nippon Thompson, a Japanese maker of linear motion guides, and Canadian energy producer Petrominerales. Most of the names I've mentioned were not in the index, and I sold Braskem before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Small Cap Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
Japan 19.7%
United Kingdom 18.9%
United States of America 18.8%
Germany 4.7%
Canada 3.3%
France 2.8%
Turkey 2.7%
Brazil 2.5%
Sweden 2.3%
Other 24.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
Japan 20.8%
United States of America 17.9%
United Kingdom 17.3%
Germany 4.6%
Brazil 3.3%
Canada 3.1%
France 3.0%
South Africa 2.6%
Finland 2.4%
Other 25.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.7	94.6
Short-Term Investments and Net Other Assets (Liabilities)	6.3	5.4
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.5	2.6
USS Co. Ltd. (Japan, Specialty Retail)	2.0	2.0
Andritz AG (Austria, Machinery)	1.6	1.4
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.6
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.5	1.4
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.5
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.4	1.0
Coca-Cola Icecek A/S (Turkey, Beverages)	1.3	1.0
Interpump Group SpA (Italy, Machinery)	1.3	1.3
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.2	1.3
	15.7
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.5	23.3
Consumer Discretionary	18.2	19.0
Financials	14.1	15.1
Consumer Staples	11.6	11.4
Materials	9.5	9.6
Information Technology	7.3	7.8
Health Care	5.3	4.9
Energy	4.2	3.5

Annual Report

Fidelity Series International Small Cap Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
Australia - 1.0%
Ramsay Health Care Ltd.	328,640	$ 8,105,599
Sydney Airport unit	3,067,350	10,793,972
TOTAL AUSTRALIA		18,899,571
Austria - 2.0%
Andritz AG	487,524	29,364,590
Zumtobel AG	792,019	8,462,061
TOTAL AUSTRIA		37,826,651
Bailiwick of Jersey - 1.6%
Informa PLC	2,889,412	18,660,480
Randgold Resources Ltd. sponsored ADR	88,600	10,595,674
TOTAL BAILIWICK OF JERSEY		29,256,154
Belgium - 1.5%
Gimv NV	268,916	12,997,634
Umicore SA	311,281	15,975,271
TOTAL BELGIUM		28,972,905
Bermuda - 1.0%
GP Investments Ltd. (depositary receipt) (a)	1,640,300	3,787,699
Lazard Ltd. Class A	173,001	5,096,609
Trinity Ltd.	13,342,000	9,347,947
TOTAL BERMUDA		18,232,255
Brazil - 1.8%
Arezzo Industria e Comercio SA	562,000	10,030,526
Banco Pine SA	1,215,064	8,495,068
Iguatemi Empresa de Shopping Centers SA	435,800	5,535,876
Multiplan Empreendimentos Imobiliarios SA	332,700	9,746,510
TOTAL BRAZIL		33,807,980
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	1,699,569	4,628,272
Canada - 3.3%
Agnico-Eagle Mines Ltd. (Canada)	115,040	6,495,225
Baytex Energy Corp. (d)	103,600	4,714,513
Copper Mountain Mining Corp. (a)	913,100	3,693,541
Eldorado Gold Corp.	548,500	8,105,993
Fairfax Financial Holdings Ltd. (sub. vtg.)	23,368	8,668,914
Open Text Corp. (a)	144,000	7,739,595
Painted Pony Petroleum Ltd. Class A (a)	489,200	5,289,972
Common Stocks - continued
	Shares	Value
Canada - continued
Pason Systems, Inc.	553,400	$ 9,015,087
Petrominerales Ltd.	465,650	3,734,525
TAG Oil Ltd. (a)	720,800	5,051,915
TOTAL CANADA		62,509,280
Cayman Islands - 0.2%
Vantage Drilling Co. (a)	1,748,469	3,217,183
Denmark - 0.3%
William Demant Holding A/S (a)	56,364	4,847,695
Finland - 2.0%
Nokian Tyres PLC	451,100	18,710,184
Outotec Oyj	374,700	18,246,524
TOTAL FINLAND		36,956,708
France - 2.8%
Laurent-Perrier Group	115,724	9,869,715
Remy Cointreau SA	142,254	14,754,289
Saft Groupe SA	404,249	8,988,660
Vetoquinol SA	173,829	5,812,958
Virbac SA	77,200	13,458,444
TOTAL FRANCE		52,884,066
Germany - 4.7%
alstria office REIT-AG	788,729	9,525,895
Bilfinger Berger AG	177,898	17,406,672
CompuGROUP Holding AG	563,646	10,227,977
CTS Eventim AG	701,354	20,817,474
Fielmann AG	177,295	17,258,049
Software AG (Bearer)	334,000	13,381,375
TOTAL GERMANY		88,617,442
India - 0.7%
Jyothy Laboratories Ltd.	3,838,686	12,652,931
Ireland - 1.5%
FBD Holdings PLC	405,300	5,069,431
James Hardie Industries NV CDI	2,326,724	22,292,812
TOTAL IRELAND		27,362,243
Israel - 0.9%
Azrieli Group	350,813	7,831,676
Common Stocks - continued
	Shares	Value
Israel - continued
Ituran Location & Control Ltd.	627,995	$ 7,762,018
Strauss Group Ltd.	114,055	1,288,667
TOTAL ISRAEL		16,882,361
Italy - 2.1%
Azimut Holding SpA	1,244,064	15,754,062
Interpump Group SpA (d)	3,148,466	23,913,982
TOTAL ITALY		39,668,044
Japan - 19.7%
Air Water, Inc.	383,000	4,797,695
Aozora Bank Ltd.	3,960,000	11,161,218
Asahi Co. Ltd. (d)	523,900	7,888,360
Autobacs Seven Co. Ltd.	495,100	20,311,318
Azbil Corp.	340,500	6,965,257
Cosmos Pharmaceutical Corp.	65,300	6,437,567
Daikoku Denki Co. Ltd.	168,200	4,256,094
Daikokutenbussan Co. Ltd.	492,000	15,641,939
FCC Co. Ltd.	861,200	15,480,671
Fields Corp.	260,800	3,750,450
GCA Savvian Group Corp. (d)	5,863	6,962,450
Glory Ltd.	455,800	11,065,269
Goldcrest Co. Ltd.	539,580	8,117,695
Iwatsuka Confectionary Co. Ltd.	5,700	213,348
Kamigumi Co. Ltd.	1,202,000	9,696,705
Kobayashi Pharmaceutical Co. Ltd.	518,200	27,360,804
Kyoto Kimono Yuzen Co. Ltd.	378,500	4,575,379
Meiko Network Japan Co. Ltd.	439,400	4,458,399
Miraial Co. Ltd.	102,000	1,942,127
Nabtesco Corp.	547,400	10,189,608
Nagaileben Co. Ltd.	562,400	8,256,705
Nihon M&A Center, Inc.	577,100	17,313,723
Nihon Parkerizing Co. Ltd.	897,000	13,539,835
Nippon Seiki Co. Ltd.	715,000	6,869,661
Nippon Thompson Co. Ltd.	2,394,000	8,276,888
NS Tool Co., Ltd.	1,000	17,036
Obic Co. Ltd.	55,250	11,371,132
Osaka Securities Exchange Co. Ltd.	860	3,204,935
OSG Corp.	926,000	12,121,633
Seven Bank Ltd.	5,687,900	16,245,036
SHO-BOND Holdings Co. Ltd.	438,900	13,266,513
Shoei Co. Ltd.	326,600	1,779,670
Common Stocks - continued
	Shares	Value
Japan - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	1,586,000	$ 10,410,422
Tocalo Co. Ltd.	184,500	2,678,636
Tsutsumi Jewelry Co. Ltd.	205,100	4,704,223
USS Co. Ltd.	364,680	38,327,260
Yamato Kogyo Co. Ltd.	687,400	19,296,798
TOTAL JAPAN		368,952,459
Korea (South) - 0.6%
Woongjin Coway Co. Ltd.	335,720	12,224,012
Netherlands - 2.3%
Aalberts Industries NV	1,036,300	18,804,803
ASM International NV unit	348,300	11,048,076
Heijmans NV unit	531,700	4,502,302
QIAGEN NV (a)(d)	462,545	8,071,410
TOTAL NETHERLANDS		42,426,591
Papua New Guinea - 0.4%
Oil Search Ltd. ADR	995,877	7,691,250
Philippines - 0.6%
Jollibee Food Corp.	4,214,900	10,839,779
Portugal - 0.7%
Jeronimo Martins SGPS SA	779,100	13,632,711
South Africa - 2.2%
African Rainbow Minerals Ltd.	431,227	9,026,740
City Lodge Hotels Ltd.	497,298	5,276,584
Clicks Group Ltd.	2,463,907	16,987,465
JSE Ltd.	405,495	3,289,080
Mr Price Group Ltd.	500,600	7,733,604
TOTAL SOUTH AFRICA		42,313,473
Spain - 1.9%
Grifols SA (a)	251,200	8,712,866
Prosegur Compania de Seguridad SA (Reg.)	4,947,079	26,931,057
TOTAL SPAIN		35,643,923
Sweden - 2.3%
Fagerhult AB	351,395	8,688,323
Intrum Justitia AB	1,473,703	21,329,356
Swedish Match Co. AB	408,400	13,915,241
TOTAL SWEDEN		43,932,920
Common Stocks - continued
	Shares	Value
Switzerland - 0.5%
Zehnder Group AG	155,803	$ 9,176,199
Thailand - 0.1%
Thai Re Insurance PCL (a)	14,758,599	1,905,577
Turkey - 2.7%
Albaraka Turk Katilim Bankasi A/S	15,695,756	12,434,016
Boyner Buyuk Magazacilik A/S (a)(e)	5,673,500	13,040,346
Coca-Cola Icecek A/S	1,309,910	25,430,889
TOTAL TURKEY		50,905,251
United Kingdom - 18.9%
AMEC PLC	554,564	9,486,233
Babcock International Group PLC	1,048,800	16,552,660
Bellway PLC	979,500	15,980,555
Berendsen PLC	830,091	7,541,719
Britvic PLC (d)	2,331,200	13,513,011
Dechra Pharmaceuticals PLC	1,311,734	13,060,722
Derwent London PLC	288,800	9,609,972
Elementis PLC	2,031,328	6,860,970
Great Portland Estates PLC	2,377,500	17,940,365
H&T Group PLC	1,059,892	4,917,402
InterContinental Hotel Group PLC ADR	537,693	13,238,002
Johnson Matthey PLC	397,290	14,418,940
Meggitt PLC	3,765,482	23,455,470
Persimmon PLC	967,400	12,411,077
Rotork PLC	582,800	21,424,442
Serco Group PLC	2,253,565	20,601,852
Shaftesbury PLC	1,997,955	17,668,615
Spectris PLC	639,907	17,844,191
Spirax-Sarco Engineering PLC	878,100	27,419,606
Ted Baker PLC	565,849	8,656,556
Ultra Electronics Holdings PLC	648,210	17,709,608
Unite Group PLC	5,639,825	25,765,689
Victrex PLC	812,100	18,675,001
TOTAL UNITED KINGDOM		354,752,658
United States of America - 12.5%
ANSYS, Inc. (a)	74,815	5,302,887
Autoliv, Inc. (d)	307,700	17,723,520
BPZ Energy, Inc. (a)(d)	1,385,020	3,988,858
Broadridge Financial Solutions, Inc.	258,395	5,930,165
Cymer, Inc. (a)	247,704	19,739,532
Dril-Quip, Inc. (a)	202,631	14,034,223
Common Stocks - continued
	Shares	Value
United States of America - continued
Evercore Partners, Inc. Class A	262,900	$ 7,334,910
Greenhill & Co., Inc. (d)	194,405	9,277,007
Kansas City Southern	205,400	16,526,484
Martin Marietta Materials, Inc. (d)	114,800	9,449,188
Mohawk Industries, Inc. (a)	221,862	18,518,821
Oceaneering International, Inc.	251,669	13,169,839
PriceSmart, Inc.	555,999	46,142,356
ResMed, Inc. (d)	492,500	19,670,450
Solera Holdings, Inc.	335,172	15,689,401
SS&C Technologies Holdings, Inc. (a)	544,088	13,074,435
TOTAL UNITED STATES OF AMERICA		235,572,076
TOTAL COMMON STOCKS (Cost $1,489,014,315)		1,747,190,620
Nonconvertible Preferred Stocks - 0.7%

Brazil - 0.7%
Banco ABC Brasil SA (Cost $13,918,787)	2,251,479	12,792,431
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 0.19% (b)	119,157,510	119,157,510
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	47,511,271	47,511,271
TOTAL MONEY MARKET FUNDS (Cost $166,668,781)		166,668,781
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $1,669,601,883)		1,926,651,832
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(49,599,467)
NET ASSETS - 100%		$ 1,877,052,365
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 140,614
Fidelity Securities Lending Cash Central Fund	646,132
Total	$ 786,746
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyner Buyuk Magazacilik A/S	$ 3,751,446	$ 5,172,658	$ -	$ -	$ 13,040,346
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 347,100,340

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $46,595,117) - See accompanying schedule: Unaffiliated issuers (cost $1,492,950,047)	$ 1,746,942,705
Fidelity Central Funds (cost $166,668,781)	166,668,781
Other affiliated issuers (cost $9,983,055)	13,040,346
Total Investments (cost $1,669,601,883)		$ 1,926,651,832
Foreign currency held at value (cost $347)		347
Receivable for investments sold		3,397,265
Receivable for fund shares sold		1,046,030
Dividends receivable		4,721,494
Distributions receivable from Fidelity Central Funds		45,503
Other receivables		24,220
Total assets		1,935,886,691

Liabilities
Payable for investments purchased	$ 7,256,326
Payable for fund shares redeemed	1,243,766
Accrued management fee	1,519,609
Other affiliated payables	236,310
Other payables and accrued expenses	1,067,044
Collateral on securities loaned, at value	47,511,271
Total liabilities		58,834,326

Net Assets		$ 1,877,052,365
Net Assets consist of:
Paid in capital		$ 1,634,951,263
Undistributed net investment income		19,938,812
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(33,830,682)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		255,992,972
Net Assets		$ 1,877,052,365

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Series International Small Cap: Net Asset Value, offering price and redemption price per share ($1,040,584,807 ÷ 83,673,234 shares)	$ 12.44

Class F: Net Asset Value, offering price and redemption price per share ($836,467,558 ÷ 67,051,122 shares)	$ 12.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 44,413,592
Interest		919
Income from Fidelity Central Funds		786,746
Income before foreign taxes withheld		45,201,257
Less foreign taxes withheld		(3,027,973)
Total income		42,173,284

Expenses
Management fee Basic fee	$ 14,560,492
Performance adjustment	1,631,481
Transfer agent fees	2,088,327
Accounting and security lending fees	768,199
Custodian fees and expenses	264,284
Independent trustees' compensation	10,992
Audit	62,010
Legal	6,723
Miscellaneous	16,317
Total expenses before reductions	19,408,825
Expense reductions	(111,709)	19,297,116
Net investment income (loss)		22,876,168
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,622,357)
Investment not meeting investment restrictions	(3,732)
Foreign currency transactions	(286,885)
Payment from investment advisor for loss on investment not meeting investment restrictions	3,732
Total net realized gain (loss)		(16,909,242)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $960,122)	197,434,749
Assets and liabilities in foreign currencies	(69,398)
Total change in net unrealized appreciation (depreciation)		197,365,351
Net gain (loss)		180,456,109
Net increase (decrease) in net assets resulting from operations		$ 203,332,277

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,876,168	$ 19,114,079
Net realized gain (loss)	(16,909,242)	(12,977,539)
Change in net unrealized appreciation (depreciation)	197,365,351	(37,975,541)
Net increase (decrease) in net assets resulting from operations	203,332,277	(31,839,001)
Distributions to shareholders from net investment income	(16,161,385)	(8,192,680)
Distributions to shareholders from net realized gain	(1,284,494)	(6,124,182)
Total distributions	(17,445,879)	(14,316,862)
Share transactions - net increase (decrease)	103,425,618	801,569,467
Total increase (decrease) in net assets	289,312,016	755,413,604

Net Assets
Beginning of period	1,587,740,349	832,326,745
End of period (including undistributed net investment income of $19,938,812 and undistributed net investment income of $13,229,687, respectively)	$ 1,877,052,365	$ 1,587,740,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Small Cap

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.17 G	.06
Net realized and unrealized gain (loss)	1.19	(.19)	1.34
Total from investment operations	1.34	(.02)	1.40
Distributions from net investment income	(.11)	(.09)	-
Distributions from net realized gain	(.01)	(.07)	-
Total distributions	(.12)	(.16)	-
Net asset value, end of period	$ 12.44	$ 11.22	$ 11.40
Total Return B, C	12.07%	(.23)%	14.00%
Ratios to Average Net Assets E, I
Expenses before reductions	1.22%	1.14%	1.21% A
Expenses net of fee waivers, if any	1.22%	1.14%	1.21% A
Expenses net of all reductions	1.22%	1.13%	1.18% A
Net investment income (loss)	1.27%	1.47% G	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,040,585	$ 1,107,242	$ 701,814
Portfolio turnover rate F	25%	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 11.43	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.20 G	.09
Net realized and unrealized gain (loss)	1.19	(.20)	1.34
Total from investment operations	1.36	-	1.43
Distributions from net investment income	(.13)	(.10)	-
Distributions from net realized gain	(.01)	(.07)	-
Total distributions	(.14)	(.17)	-
Net asset value, end of period	$ 12.48	$ 11.26	$ 11.43
Total Return B, C	12.25%	(.03)%	14.30%
Ratios to Average Net Assets E, I
Expenses before reductions	1.02%	.93%	.98% A
Expenses net of fee waivers, if any	1.02%	.93%	.98% A
Expenses net of all reductions	1.01%	.92%	.94% A
Net investment income (loss)	1.47%	1.68% G	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836,468	$ 480,498	$ 130,513
Portfolio turnover rate F	25%	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.21%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Life of fund A
Fidelity Series International Value Fund	9.56%	-1.49%
Class F	9.77%	-1.27%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Value Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Annual Report

Fidelity Series International Value Fund

Management's Discussion of Fund Performance

Market Recap: International stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a modest advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind, foreign developed- and emerging-markets stocks still managed a gain for the 12 months, as the MSCI® ACWI® (All Country World Index) ex USA Index rose 4.11%, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, Asia-Pacific ex Japan showed the most impressive gains, advancing roughly 11%. A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Alex Zavratsky, Portfolio Manager of Fidelity® Series International Value Fund: For the year, the fund's Series International Value and Class F shares rose 9.56% and 9.77%, respectively, easily outpacing the 4.64% gain of the benchmark MSCI® EAFE® Value Index. Investments in two pharmaceuticals firms - France's Sanofi and non-index Roche Holding of Switzerland - were standouts. Within this industry, I focused on companies where product patent cliffs were either behind them or were well understood so they could focus on future growth. Elsewhere, I avoided benchmark components Telefonica - Spain's telecom giant - and France Telecom, as I believed pressure on both companies' cash flow, too much debt, poor business fundamentals and unsustainable dividend yields would hamper each stock. That proved to be the right call. Similarly, I did not invest in Finnish mobile device maker Nokia. Given the strength of competitors Samsung Electronics and Apple, I believed Nokia, with its non-differentiated product, was at a technological and brand disadvantage. Individual detractors included Repsol, a Spain-based integrated oil and gas company that suffered because Argentina moved to nationalize the company's local unit. An untimely investment in Japanese electronics manufacturer Hitachi also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Value Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United Kingdom 26.2%
Japan 17.1%
Germany 10.2%
Switzerland 9.8%
France 9.8%
Australia 8.3%
Italy 3.3%
Netherlands 2.8%
Singapore 2.5%
Other 10.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2012
United Kingdom 27.4%
Japan 22.4%
Germany 10.6%
Switzerland 9.6%
Australia 7.4%
France 7.4%
Netherlands 3.4%
Italy 2.6%
Spain 1.9%
Other 7.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3	1.3
Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	4.5	5.1
Sanofi SA (France, Pharmaceuticals)	3.5	3.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0	3.8
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.0	3.4
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.6	2.3
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.5	2.3
ENI SpA (Italy, Oil, Gas & Consumable Fuels)	2.5	1.9
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.1	2.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	0.0
BNP Paribas SA (France, Commercial Banks)	1.9	1.0
	27.5
Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.4	27.0
Health Care	11.8	13.2
Energy	11.0	11.8
Consumer Discretionary	8.6	9.1
Industrials	7.8	7.3
Consumer Staples	7.3	9.0
Telecommunication Services	6.8	7.0
Utilities	6.1	6.9
Materials	5.6	4.7
Information Technology	1.3	2.7

Annual Report

Fidelity Series International Value Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 8.3%
Australia & New Zealand Banking Group Ltd.	7,293,685	$ 192,687,288
Commonwealth Bank of Australia	3,831,138	229,666,715
Origin Energy Ltd.	3,051,905	35,988,821
Sydney Airport unit	15,487,629	54,500,804
Telstra Corp. Ltd.	18,640,770	80,109,213
Transurban Group unit	5,897,456	37,220,874
Westfield Group unit	9,011,302	99,715,581
Woolworths Ltd.	1,141,869	34,860,176
TOTAL AUSTRALIA		764,749,472
Bailiwick of Jersey - 0.5%
Wolseley PLC	1,071,651	46,848,818
Belgium - 0.2%
KBC Groupe SA	793,563	18,627,524
Bermuda - 0.4%
Cheung Kong Infrastructure Holdings Ltd.	5,416,000	31,727,073
Canada - 0.5%
Suncor Energy, Inc.	1,378,500	46,265,151
Cayman Islands - 0.4%
ENN Energy Holdings Ltd.	9,740,000	40,530,706
Finland - 0.7%
Sampo OYJ (A Shares)	2,170,167	68,015,002
France - 9.8%
Arkema SA	603,301	55,003,671
Atos Origin SA	841,262	56,493,714
BNP Paribas SA	3,423,475	172,213,054
Compagnie de St. Gobain	1,331,000	46,907,526
GDF Suez	3,179,825	72,971,692
Pernod Ricard SA	443,200	47,696,889
PPR SA	238,375	41,911,748
Sanofi SA	3,706,357	325,519,978
Schneider Electric SA	497,755	31,119,541
Unibail-Rodamco	229,592	51,735,269
TOTAL FRANCE		901,573,082
Germany - 8.9%
Allianz AG	1,276,355	158,254,886
BASF AG	650,626	53,912,738
Bayer AG	1,943,246	169,234,027
Daimler AG (Germany)	1,786,503	83,418,621
Deutsche Post AG	3,223,907	63,912,713
Common Stocks - continued
	Shares	Value
Germany - continued
Fresenius SE & Co. KGaA	466,500	$ 53,209,550
HeidelbergCement Finance AG	859,007	45,527,005
RWE AG	1,857,100	84,861,611
Siemens AG	1,099,448	110,779,260
TOTAL GERMANY		823,110,411
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	6,221,000	91,909,665
Hysan Development Co. Ltd.	2,283,000	10,089,322
TOTAL HONG KONG		101,998,987
Italy - 3.3%
ENI SpA	9,889,600	227,568,867
Fiat Industrial SpA	2,479,371	26,849,935
Saipem SpA	1,082,665	48,638,248
TOTAL ITALY		303,057,050
Japan - 17.1%
Aeon Credit Service Co. Ltd.	2,677,600	56,818,920
Air Water, Inc.	3,746,000	46,924,715
Aozora Bank Ltd.	10,546,000	29,723,788
Astellas Pharma, Inc.	2,188,500	108,698,515
Chubu Electric Power Co., Inc.	2,875,500	29,644,701
Credit Saison Co. Ltd.	1,957,300	42,980,670
Denso Corp.	1,949,400	61,024,058
Hitachi Ltd.	12,847,000	68,073,168
Honda Motor Co. Ltd.	4,007,300	120,472,453
INPEX Corp.	5,343	30,453,025
Itochu Corp.	4,826,600	48,308,322
Japan Retail Fund Investment Corp.	20,776	37,866,817
Japan Tobacco, Inc.	3,292,400	90,981,265
JSR Corp.	2,282,900	39,120,721
Mitsubishi Corp.	3,452,600	61,630,402
Mitsubishi Estate Co. Ltd.	3,707,000	73,322,723
Nippon Telegraph & Telephone Corp.	956,200	43,725,239
ORIX Corp.	511,900	52,581,485
Santen Pharmaceutical Co. Ltd.	1,059,800	46,398,609
Seven & i Holdings Co., Ltd.	4,046,900	124,808,565
Seven Bank Ltd.	15,661,400	44,730,041
Softbank Corp.	1,589,000	50,299,424
Sumitomo Mitsui Financial Group, Inc.	5,227,500	159,736,741
Sumitomo Realty & Development Co. Ltd.	1,571,000	43,373,218
Common Stocks - continued
	Shares	Value
Japan - continued
Toyo Suisan Kaisha Ltd.	1,328,000	$ 33,087,711
USS Co. Ltd.	319,610	33,590,478
TOTAL JAPAN		1,578,375,774
Netherlands - 2.8%
ING Groep NV (Certificaten Van Aandelen) (a)	12,174,852	108,333,472
Koninklijke Philips Electronics NV	2,943,670	73,727,345
Unilever NV (Certificaten Van Aandelen) (Bearer)	2,180,569	80,146,023
TOTAL NETHERLANDS		262,206,840
Norway - 1.1%
Orkla ASA (A Shares)	4,111,100	32,520,760
Telenor ASA	3,656,889	71,902,418
TOTAL NORWAY		104,423,178
Singapore - 2.5%
Ascendas Real Estate Investment Trust	24,648,000	47,687,555
ComfortDelgro Corp. Ltd.	21,310,000	29,524,430
Singapore Telecommunications Ltd.	21,261,000	56,124,299
United Overseas Bank Ltd.	6,249,491	93,604,034
TOTAL SINGAPORE		226,940,318
Spain - 2.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	15,532,578	128,920,397
Repsol YPF SA	3,401,101	67,976,558
TOTAL SPAIN		196,896,955
Sweden - 1.0%
Svenska Handelsbanken AB (A Shares)	2,608,400	89,346,814
Switzerland - 9.8%
Nestle SA	2,647,492	168,008,995
Roche Holding AG (participation certificate)	1,454,320	279,682,929
Swisscom AG	131,877	54,787,084
Syngenta AG (Switzerland)	249,020	97,090,292
UBS AG (NY Shares)	11,232,358	168,710,017
Zurich Financial Services AG	542,466	133,679,745
TOTAL SWITZERLAND		901,959,062
United Kingdom - 26.2%
Barclays PLC	32,741,760	121,070,351
BHP Billiton PLC	5,386,046	172,629,540
BP PLC sponsored ADR	3,404,170	146,004,851
Common Stocks - continued
	Shares	Value
United Kingdom - continued
British American Tobacco PLC (United Kingdom)	1,369,700	$ 67,936,585
British Land Co. PLC	6,865,800	58,556,134
Bunzl PLC	3,479,218	57,549,528
Centrica PLC	16,000,322	83,684,304
Compass Group PLC	7,513,600	82,450,490
GlaxoSmithKline PLC sponsored ADR	2,361,700	106,040,330
HSBC Holdings PLC sponsored ADR (d)	4,894,089	241,572,233
Imperial Tobacco Group PLC	1,021,195	38,562,110
Kingfisher PLC	9,320,271	43,542,500
Legal & General Group PLC	36,962,626	79,928,907
National Grid PLC	11,161,500	127,291,992
Next PLC	746,600	42,964,086
Prudential PLC	5,441,810	74,735,658
Reed Elsevier PLC	8,567,692	83,786,245
Royal Dutch Shell PLC Class A sponsored ADR	6,108,538	418,312,684
Scottish & Southern Energy PLC	4,068,302	95,064,420
Vodafone Group PLC sponsored ADR	10,222,372	278,252,966
TOTAL UNITED KINGDOM		2,419,935,914
United States of America - 0.7%
Virgin Media, Inc.	1,807,000	59,370,702
TOTAL COMMON STOCKS (Cost $8,363,232,093)		8,985,958,833
Nonconvertible Preferred Stocks - 1.3%

Germany - 1.3%
ProSiebenSat.1 Media AG	1,655,920	46,145,895
Volkswagen AG	354,850	73,406,237
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $101,607,806)		119,552,132
Money Market Funds - 1.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	81,990,587	$ 81,990,587
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	42,529,030	42,529,030
TOTAL MONEY MARKET FUNDS (Cost $124,519,617)		124,519,617
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $8,589,359,516)		9,230,030,582
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(7,762,819)
NET ASSETS - 100%		$ 9,222,267,763
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 106,177
Fidelity Securities Lending Cash Central Fund	11,387,633
Total	$ 11,493,810
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 772,083,513	$ 651,611,060	$ 120,472,453	$ -
Consumer Staples	686,088,319	538,005,711	148,082,608	-
Energy	1,021,208,205	793,639,338	227,568,867	-
Financials	2,980,194,026	2,516,317,804	463,876,222	-
Health Care	1,088,783,938	763,263,960	325,519,978	-
Industrials	721,400,258	536,893,653	184,506,605	-
Information Technology	124,566,882	124,566,882	-	-
Materials	510,208,682	240,488,850	269,719,832	-
Telecommunication Services	635,200,643	591,475,404	43,725,239	-
Utilities	565,776,499	438,484,507	127,291,992	-
Money Market Funds	124,519,617	124,519,617	-	-
Total Investments in Securities:	$ 9,230,030,582	$ 7,319,266,786	$ 1,910,763,796	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,185,553,800

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $41,568,968) - See accompanying schedule: Unaffiliated issuers (cost $8,464,839,899)	$ 9,105,510,965
Fidelity Central Funds (cost $124,519,617)	124,519,617
Total Investments (cost $8,589,359,516)		$ 9,230,030,582
Receivable for investments sold		31,154,520
Receivable for fund shares sold		5,166,389
Dividends receivable		31,649,843
Distributions receivable from Fidelity Central Funds		73,278
Other receivables		464,602
Total assets		9,298,539,214

Liabilities
Payable to custodian bank	$ 5,651
Payable for investments purchased	21,132,415
Payable for fund shares redeemed	6,107,362
Accrued management fee	5,264,039
Other affiliated payables	974,590
Other payables and accrued expenses	258,364
Collateral on securities loaned, at value	42,529,030
Total liabilities		76,271,451

Net Assets		$ 9,222,267,763
Net Assets consist of:
Paid in capital		$ 9,225,875,275
Undistributed net investment income		242,455,171
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(886,167,575)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		640,104,892
Net Assets		$ 9,222,267,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Series International Value: Net Asset Value, offering price and redemption price per share ($5,107,633,099 ÷ 557,663,099 shares)	$ 9.16

Class F: Net Asset Value, offering price and redemption price per share ($4,114,634,664 ÷ 447,841,060 shares)	$ 9.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 351,999,701
Interest		10,234
Income from Fidelity Central Funds		11,493,810
Income before foreign taxes withheld		363,503,745
Less foreign taxes withheld		(26,642,524)
Total income		336,861,221

Expenses
Management fee Basic fee	$ 56,397,277
Performance adjustment	(3,270,328)
Transfer agent fees	9,750,910
Accounting and security lending fees	1,732,281
Custodian fees and expenses	748,213
Independent trustees' compensation	50,958
Audit	74,019
Legal	30,624
Interest	737
Miscellaneous	74,884
Total expenses before reductions	65,589,575
Expense reductions	(2,430,730)	63,158,845
Net investment income (loss)		273,702,376
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	90,035,881
Foreign currency transactions	(1,752,342)
Total net realized gain (loss)		88,283,539
Change in net unrealized appreciation (depreciation) on: Investment securities	445,557,567
Assets and liabilities in foreign currencies	(424,386)
Total change in net unrealized appreciation (depreciation)		445,133,181
Net gain (loss)		533,416,720
Net increase (decrease) in net assets resulting from operations		$ 807,119,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 273,702,376	$ 184,261,271
Net realized gain (loss)	88,283,539	(943,882,298)
Change in net unrealized appreciation (depreciation)	445,133,181	(137,967,980)
Net increase (decrease) in net assets resulting from operations	807,119,096	(897,589,007)
Distributions to shareholders from net investment income	(180,442,293)	(69,464,545)
Distributions to shareholders from net realized gain	-	(19,166,449)
Total distributions	(180,442,293)	(88,630,994)
Share transactions - net increase (decrease)	2,136,137,238	2,850,091,917
Total increase (decrease) in net assets	2,762,814,041	1,863,871,916

Net Assets
Beginning of period	6,459,453,722	4,595,581,806
End of period (including undistributed net investment income of $242,455,171 and undistributed net investment income of $149,195,087, respectively)	$ 9,222,267,763	$ 6,459,453,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Value

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 9.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.29	.30	.18
Net realized and unrealized gain (loss)	.50	(1.45)	(.27) G
Total from investment operations	.79	(1.15)	(.09)
Distributions from net investment income	(.22)	(.13)	-
Distributions from net realized gain	-	(.04)	-
Total distributions	(.22)	(.17)	-
Net asset value, end of period	$ 9.16	$ 8.59	$ 9.91
Total Return B, C	9.56%	(11.84)%	(.90)%
Ratios to Average Net Assets E, I
Expenses before reductions	.90%	.95%	1.01% A
Expenses net of fee waivers, if any	.90%	.95%	1.01% A
Expenses net of all reductions	.87%	.93%	.99% A
Net investment income (loss)	3.35%	3.05%	2.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,107,633	$ 4,503,487	$ 3,865,058
Portfolio turnover rate F	63%	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 9.93	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.30	.31	.20
Net realized and unrealized gain (loss)	.51	(1.44)	(.27) G
Total from investment operations	.81	(1.13)	(.07)
Distributions from net investment income	(.24)	(.14)	-
Distributions from net realized gain	-	(.04)	-
Total distributions	(.24)	(.18)	-
Net asset value, end of period	$ 9.19	$ 8.62	$ 9.93
Total Return B, C	9.77%	(11.61)%	(.70)%
Ratios to Average Net Assets E, I
Expenses before reductions	.70%	.74%	.78% A
Expenses net of fee waivers, if any	.70%	.74%	.78% A
Expenses net of all reductions	.67%	.72%	.75% A
Net investment income (loss)	3.55%	3.26%	2.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,114,635	$ 1,955,967	$ 730,524
Portfolio turnover rate F	63%	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Emerging Markets Fund offers Series Emerging Markets shares and Class F shares. Fidelity Series International Growth Fund offers Series International Growth shares and Class F shares. Fidelity Series International Small Cap Fund offers Series International Small Cap shares and Class F shares. Fidelity Series International Value Fund offers Series International Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Reports of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency Translation. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$ 5,388,970,193	$ 791,214,882	$ (390,255,392)	$ 400,959,490
Fidelity Series International Growth Fund	7,938,378,488	1,518,714,379	(246,336,094)	1,272,378,285
Fidelity Series International Small Cap Fund	1,677,569,934	327,019,745	(77,937,847)	249,081,898
Fidelity Series International Value Fund	8,697,347,497	879,524,951	(346,841,866)	532,683,085

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$ 76,006,739	$ (290,504,181)	$ 400,512,223
Fidelity Series International Growth Fund	115,582,243	(325,309,483)	1,271,937,216
Fidelity Series International Small Cap Fund	21,040,992	(26,964,812)	248,985,043
Fidelity Series International Value Fund	297,037,400	(832,761,824)	532,116,911

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2018	2019	Total with expiration

Fidelity Series International Growth Fund	$ (27,059,158)	$ (128,916,542)	$ (155,975,700)
Fidelity Series International Small Cap Fund	-	(9,932,450)	(9,932,450)
Fidelity Series International Value Fund	-	(832,761,824)	(832,761,824)
	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Series Emerging Markets Fund	$ (258,307,406)	$ (32,196,775)	$ (290,504,181)	$ (290,504,181)
Fidelity Series International Growth Fund	(140,624,568)	(28,709,215)	(169,333,783)	(325,309,483)
Fidelity Series International Small Cap Fund	(17,032,362)	-	(17,032,362)	(26,964,812)
Fidelity Series International Value Fund	-	-	-	(832,761,824)

The tax character of distributions paid was as follows:

October 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 37,299,957	$ 152,630,224	$ 189,930,181
Fidelity Series International Growth Fund	91,195,077	-	91,195,077
Fidelity Series International Small Cap Fund	17,445,879	-	17,445,879
Fidelity Series International Value Fund	180,442,293	-	180,442,293

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

October 31, 2011
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 65,102,939	$ 61,559,932	$ 126,662,871
Fidelity Series International Growth Fund	29,959,620	-	29,959,620
Fidelity Series International Small Cap Fund	14,316,862	-	14,316,862
Fidelity Series International Value Fund	88,630,994	-	88,630,994

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	4,754,785,458	4,114,929,797
Fidelity Series International Growth Fund	3,370,284,668	2,157,268,925
Fidelity Series International Small Cap Fund	502,307,426	402,674,614
Fidelity Series International Value Fund	7,153,218,030	4,951,132,011

Fidelity Series International Small Cap Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the retail class as compared to an appropriate benchmark index. Each applicable Fund's performance adjustment took effect in December 2010. Subsequent months will be added until the performance period includes 36 months.

For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Series Emerging Markets Fund	.55%	.26%	.81%
Fidelity Series International Growth Fund	.45%	.26%	.82%
Fidelity Series International Small Cap Fund	.60%	.26%	.95%
Fidelity Series International Value Fund	.45%	.26%	.67%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Fidelity Series Emerging Markets Fund	Amount	% of Average Net Assets
Series Emerging Markets	$ 6,529,370.20
Fidelity Series International Growth Fund
Series International Growth	$ 10,136,552.20
Fidelity Series International Small Cap Fund
Series International Small Cap	$ 2,088,327.20
Fidelity Series International Value Fund
Series International Value	$ 9,750,910.20

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$ 16,317
Fidelity Series International Growth Fund	10,110
Fidelity Series International Small Cap Fund	1,126
Fidelity Series International Value Fund	2,999

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Value Fund	Borrower	$ 10,489,429.36%		$ 737

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Fund	$ 14,216
Fidelity Series International Growth Fund	22,054
Fidelity Series International Small Cap Fund	4,579
Fidelity Series International Value Fund	21,030

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Fidelity Series Emerging Markets Fund	$ 432,747	$ 274
Fidelity Series International Growth Fund	$ 3,513,538	$ 580
Fidelity Series International Small Cap Fund	$ 646,132	$ -
Fidelity Series International Value Fund	$ 11,387,633	$ 454

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Fidelity Series Emerging Markets Fund	$ 1,691,243	$ 129
Fidelity Series International Growth Fund	686,282	80
Fidelity Series International Small Cap Fund	111,705	4
Fidelity Series International Value Fund	2,430,587	143

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
Fidelity Series Emerging Markets Fund
From net investment income
Series Emerging Markets	$ 19,056,860	$ 12,963,515
Class F	12,443,149	3,863,477
Total	$ 31,500,009	$ 16,826,992
From net realized gain
Series Emerging Markets	$ 106,349,572	$ 89,686,359
Class F	52,080,600	20,149,520
Total	$ 158,430,172	$ 109,835,879
Fidelity Series International Growth Fund
From net investment income
Series International Growth	$ 54,043,921	$ 20,001,889
Class F	32,249,072	5,267,744
Total	$ 86,292,993	$ 25,269,633
From net realized gain
Series International Growth	$ 3,289,630	$ 3,829,643
Class F	1,612,454	860,344
Total	$ 4,902,084	$ 4,689,987
Fidelity Series International Small Cap Fund
From net investment income
Series International Small Cap	$ 10,151,789	$ 6,519,818
Class F	6,009,596	1,672,862
Total	$ 16,161,385	$ 8,192,680

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2012	2011
From net realized gain
Series International Small Cap	$ 861,944	$ 5,000,638
Class F	422,550	1,123,544
Total	$ 1,284,494	$ 6,124,182
Fidelity Series International Value Fund
From net investment income
Series International Value	$ 118,015,488	$ 55,879,024
Class F	62,426,805	13,585,521
Total	$ 180,442,293	$ 69,464,545
From net realized gain
Series International Value	$ -	$ 15,652,284
Class F	-	3,514,165
Total	$ -	$ 19,166,449

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Fidelity Series Emerging Markets Fund
Series Emerging Markets
Shares sold	31,451,952	110,983,487	$ 484,451,657	$ 1,927,221,177
Reinvestment of distributions	8,531,050	5,501,065	125,406,431	102,649,874
Shares redeemed	(54,815,665)	(34,406,501)	(853,291,218)	(605,551,460)
Net increase (decrease)	(14,832,663)	82,078,051	$ (243,433,130)	$ 1,424,319,591
Class F
Shares sold	67,812,678	70,265,019	$ 1,052,327,163	$ 1,219,851,930
Reinvestment of distributions	4,383,407	1,285,492	64,523,749	24,012,997
Shares redeemed	(5,795,660)	(4,258,591)	(91,577,596)	(71,872,048)
Net increase (decrease)	66,400,425	67,291,920	$ 1,025,273,316	$ 1,171,992,879
Fidelity Series International Growth Fund
Series International Growth
Shares sold	74,889,920	199,240,913	$ 802,763,519	$ 2,197,620,267
Reinvestment of distributions	5,615,431	2,139,059	57,333,551	23,831,532
Shares redeemed	(118,422,240)	(89,024,200)	(1,274,656,413)	(974,623,034)
Net increase (decrease)	(37,916,889)	112,355,772	$ (414,559,343)	$ 1,246,828,765

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class F
Shares sold	152,782,939	146,529,108	$ 1,648,033,706	$ 1,611,081,104
Reinvestment of distributions	3,310,022	549,703	33,861,526	6,128,088
Shares redeemed	(10,402,417)	(10,293,869)	(113,389,155)	(110,003,185)
Net increase (decrease)	145,690,544	136,784,942	$ 1,568,506,077	$ 1,507,206,007
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	10,958,013	53,908,450	$ 125,024,787	$ 631,399,700
Reinvestment of distributions	1,029,321	981,018	11,013,733	11,520,456
Shares redeemed	(26,995,589)	(17,761,732)	(307,921,860)	(206,339,970)
Net increase (decrease)	(15,008,255)	37,127,736	$ (171,883,340)	$ 436,580,186
Class F
Shares sold	28,473,754	33,128,289	$ 323,989,745	$ 386,033,238
Reinvestment of distributions	600,014	238,000	6,432,146	2,796,406
Shares redeemed	(4,713,797)	(2,098,084)	(55,112,933)	(23,840,363)
Net increase (decrease)	24,359,971	31,268,205	$ 275,308,958	$ 364,989,281
Fidelity Series International Value Fund
Series International Value
Shares sold	161,153,053	234,577,356	$ 1,352,278,473	$ 2,316,609,509
Reinvestment of distributions	14,462,682	7,268,202	118,015,488	71,531,308
Shares redeemed	(141,961,766)	(107,758,811)	(1,195,927,164)	(1,035,580,685)
Net increase (decrease)	33,653,969	134,086,747	$ 274,366,797	$ 1,352,560,132
Class F
Shares sold	225,653,958	165,152,487	$ 1,901,915,436	$ 1,606,189,266
Reinvestment of distributions	7,640,980	1,734,189	62,426,805	17,099,686
Shares redeemed	(12,312,893)	(13,565,563)	(102,571,800)	(125,757,167)
Net increase (decrease)	220,982,045	153,321,113	$ 1,861,770,441	$ 1,497,531,785

Annual Report

Notes to Financial Statements - continued

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds), including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statements of Additional Information (SAIs) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Class or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Emerging Markets Fund	12/10/12	12/07/12	$0.222	$0.009
Class F	12/10/12	12/07/12	$0.255	$0.009
Series International Growth Fund	12/10/12	12/07/12	$0.187	$0.000
Class F	12/10/12	12/07/12	$0.210	$0.000
Series International Small Cap Fund	12/10/12	12/07/12	$0.124	$0.010
Class F	12/10/12	12/07/12	$0.152	$0.010
Series International Value Fund	12/10/12	12/07/12	$0.256	$0.057
Class F	12/10/12	12/07/12	$0.274	$0.057

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders

Fund	December 9, 2011
Series Emerging Markets Fund	0%
Class F	0%
Series International Growth Fund	9%
Class F	7%
Series International Small Cap Fund	5%
Class F	4%
Series International Value Fund	0%
Class F	0%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	December 9, 2011
Series Emerging Markets Fund	100%
Class F	100%
Series International Growth Fund	100%
Class F	100%
Series International Small Cap Fund	97%
Class F	82%
Series International Value Fund	73%
Class F	67%

Annual Report

Distributions - continued

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Series Emerging Markets Fund	12/12/11	$0.132	$0.0203
Class F	12/12/11	$0.163	$0.0203
Series International Growth Fund	12/12/11	$0.072	$0.0071
Class F	12/12/11	$0.085	$0.0071
Series International Small Cap Fund	12/12/11	$0.088	$0.0080
Class F	12/12/11	$0.104	$0.0080
Series International Value Fund	12/12/11	$0.185	$0.0089
Class F	12/12/11	$0.199	$0.0089

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance (Fidelity Series Emerging Markets Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that there was a portfolio management change for the fund in May 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Investment Performance (Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because each fund had been in existence less than three calendar years, for each fund the following chart considered by the Board shows, for the one-year period ended December 31, 2011, the total returns of Class F and the retail class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (for Fidelity Series International Small Cap Fund, a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. Each of Fidelity Series International Growth Fund's and Fidelity Series International Value Fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the first quartile for the period shown. The Board also noted that the investment performance of Class F of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Fidelity Series International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the first quartile for the period shown. The Board also noted that the investment performance of Class F of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the fourth quartile for the period shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there was a portfolio management change for the fund in September 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that each fund's management fee (except Series Emerging Markets Fund) is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Series International Small Cap Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 19% would mean that 81% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Annual Report

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of each of Fidelity Series International Growth Fund's and Fidelity Series International Small Cap Fund's positive performance adjustment and Fidelity Series International Value Fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2011 represents calculations for performance periods that differ from the period shown in the performance chart above.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class of each fund ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although each fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that each fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL

Fidelity Series Emerging Markets Fund

State Street Bank and Trust Company

Quincy, MA

Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GSV-S-ANN-1212
1.907943.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets Discovery

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Emerging Markets
Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor® Emerging Markets Discovery Fund - Institutional Class' cumulative total return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Institutional Class on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Ashish Swarup, Portfolio Manager of Fidelity Advisor® Emerging Markets Discovery Fund: From its inception on November 1, 2011, through October 31, 2012, the fund's Institutional Class shares rose 19.35%, easily outpacing the 5.96% gain of the MSCI® Emerging Markets SMID Cap Index. My focus on high-quality, steady growers worked well during this volatile period, including a stake in Uni-President Enterprises, Taiwan's largest food and beverage producer with a stake in local convenience stores. The fund benefited from its large out-of-benchmark position in the stock, which rose steadily for much of the period. South Korea's Yuhan was a standout value play. By spring 2012, shares of the health care products manufacturer were trading at an extremely cheap valuation. Establishing a position in May turned out to be the right call, as investors began to believe in the strength of the company's franchise and drove up the stock through period end, leaving Yuhan as the fund's top contributor. Among major detractors was Lianhua Supermarket Holdings. The Chinese grocery chain faced a difficult macroeconomic environment in that country, as well as government-imposed restrictions on coupons and gift cards, which hurt the chain's profits and its stock price. Exposure to India through two exchange-traded funds (since sold) also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.70%
Actual		$ 1,000.00	$ 1,072.10	$ 8.85
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class T	1.95%
Actual		$ 1,000.00	$ 1,071.30	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,015.33	$ 9.88
Class C	2.45%
Actual		$ 1,000.00	$ 1,068.70	$ 12.74
HypotheticalA		$ 1,000.00	$ 1,012.82	$ 12.40
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 1,073.90	$ 7.56
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Institutional Class	1.45%
Actual		$ 1,000.00	$ 1,073.90	$ 7.56
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Unified-President Enterprises Corp. (Taiwan, Food Products)	1.4	2.1
LG Corp. (Korea (South), Industrial Conglomerates)	1.4	0.8
BS Financial Group, Inc. (Korea (South), Commercial Banks)	1.3	0.9
China Insurance International Holdings Co. Ltd. (Hong Kong, Insurance)	1.2	0.6
Samson Holding Ltd. (Cayman Islands, Household Durables)	1.2	0.9
	6.5
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	18.1
Consumer Staples	17.3	16.5
Industrials	14.5	14.0
Consumer Discretionary	12.7	11.1
Information Technology	11.3	10.2
Top Five Countries as of October 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan	14.1	13.5
Korea (South)	12.8	13.1
India	9.2	0.9
South Africa	8.9	8.5
Cayman Islands	8.3	7.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
Stocks and Investment Companies 97.2%	Stocks and Investment Companies 96.0%
Short-Term Investments and Net Other Assets (Liabilities) 2.8%	Short-Term Investments and Net Other Assets (Liabilities) 4.0%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Bailiwick of Jersey - 0.9%
Atrium European Real Estate Ltd.	73,315	$ 414,414
Bermuda - 6.4%
ARA Asset Management Ltd. (c)	282,000	366,429
GP Investments Ltd. (depositary receipt) (a)	144,317	333,250
Pacific Basin Shipping Ltd.	848,000	454,087
Texwinca Holdings Ltd.	452,000	359,848
Trinity Ltd.	456,000	319,492
Vtech Holdings Ltd.	30,500	362,259
Wilson Sons Ltd. unit	25,655	356,205
Yue Yuen Industrial (Holdings) Ltd.	112,500	388,304
TOTAL BERMUDA		2,939,874
Brazil - 3.0%
Duratex SA	53,339	371,079
LPS Brasil Consultoria de Imoveis SA	16,628	285,723
Oi SA	61,940	292,765
Porto Seguro SA	39,080	415,612
TOTAL BRAZIL		1,365,179
Cayman Islands - 8.3%
ASM Pacific Technology Ltd.	30,400	338,909
Boer Power Holdings Ltd.	1,149,000	415,120
Haitian International Holdings Ltd.	235,000	290,185
Kingboard Chemical Holdings Ltd.	117,500	349,465
Lee & Man Paper Manufacturing Ltd.	781,000	410,148
O-Net Communications Group Ltd.	1,397,000	369,527
Samson Holding Ltd.	3,736,000	535,088
Value Partners Group Ltd.	725,000	395,707
Yingde Gases Group Co. Ltd.	406,000	385,043
Yip's Chemical Holdings Ltd.	450,105	303,746
TOTAL CAYMAN ISLANDS		3,792,938
Chile - 5.1%
Compania Cervecerias Unidas SA sponsored ADR	6,256	443,738
Embotelladora Andina SA sponsored ADR	10,053	380,808
Isapre CruzBlanca SA	377,800	494,520
Parque Arauco SA	188,928	431,533
Quinenco SA	123,729	352,299
Sociedad Matriz SAAM SA	2,030,814	237,417
TOTAL CHILE		2,340,315
Common Stocks - continued
	Shares	Value
China - 4.1%
China BlueChemical Ltd. (H Shares)	726,000	$ 459,953
China Oilfield Services Ltd. (H Shares)	178,000	337,624
China Shipping Development Co. Ltd. (H Shares)	776,000	407,523
Dongfeng Motor Group Co. Ltd. (H Shares)	286,000	354,269
Lianhua Supermarket Holdings Ltd. (H Shares)	416,000	336,018
TOTAL CHINA		1,895,387
Colombia - 0.7%
Bolsa de Valores de Colombia	17,742,190	311,884
Hong Kong - 4.2%
China Insurance International Holdings Co. Ltd. (a)	329,400	564,439
China Resources Power Holdings Co. Ltd.	172,000	368,411
Dah Chong Hong Holdings Ltd.	364,000	343,332
Television Broadcasts Ltd.	45,000	335,320
Vitasoy International Holdings Ltd.	346,000	328,586
TOTAL HONG KONG		1,940,088
India - 9.2%
Britannia Industries Ltd. (a)	39,964	359,234
Container Corp. of India Ltd.	18,029	336,437
DB Corp. Ltd.	72,284	281,519
Max India Ltd. (a)	82,604	371,683
Oberoi Realty Ltd. (a)	74,721	379,195
Pidilite Industries Ltd. (a)	92,320	329,953
Piramal Enterprises Ltd.	39,631	365,779
Punjab National Bank	28,154	399,512
Redington India Ltd.	205,537	309,614
Satyam Computer Services Ltd. (a)	232,067	470,992
Smithkline Beecham Consumer Healthcare Ltd.	4,666	263,370
Trent Ltd.	17,012	351,954
TOTAL INDIA		4,219,242
Indonesia - 2.2%
PT Astra Graphia Tbk	2,285,500	333,127
PT Kalbe Farma Tbk	3,550,500	358,560
PT Ramayana Lestari Sentosa Tbk	2,877,000	332,479
TOTAL INDONESIA		1,024,166
Kenya - 0.8%
Safaricom Ltd.	6,662,734	344,287
Korea (South) - 12.8%
AMOREPACIFIC Corp.	338	384,401
Common Stocks - continued
	Shares	Value
Korea (South) - continued
BS Financial Group, Inc.	52,000	$ 589,001
DuzonBizon Co. Ltd. (a)	28,320	285,714
E-Mart Co. Ltd.	1,665	361,153
Green Cross Holdings Corp.	30,650	477,887
Kiwoom Securities Co. Ltd.	6,127	310,194
LG Corp.	10,280	627,933
LG Fashion Corp.	12,330	343,782
LG Household & Health Care Ltd.	841	494,425
Nong Shim Co. Ltd.	1,612	381,444
S1 Corp.	6,266	378,148
Samsung Fire & Marine Insurance Co. Ltd.	1,804	394,613
Shinsegae Co. Ltd.	1,944	347,678
Yuhan Corp.	2,705	467,654
TOTAL KOREA (SOUTH)		5,844,027
Malaysia - 1.4%
AEON Co. (M) Bhd	96,100	393,739
Top Glove Corp. Bhd	147,900	259,772
TOTAL MALAYSIA		653,511
Mexico - 2.6%
Bolsa Mexicana de Valores SA de CV	184,322	408,087
Grupo Herdez SAB de CV	154,817	419,380
Urbi, Desarrollos Urbanos, SA de CV (a)	556,186	347,032
TOTAL MEXICO		1,174,499
Nigeria - 0.8%
Nestle Foods Nigeria PLC	81,461	350,097
Philippines - 1.9%
BDO Unibank, Inc.	297,477	463,225
Manila Water Co., Inc.	595,400	420,112
TOTAL PHILIPPINES		883,337
Poland - 0.9%
Warsaw Stock Exchange	36,105	424,080
Singapore - 3.8%
Ascendas India Trust	494,000	307,788
Bumitama Agri Ltd.	435,000	358,399
Ezra Holdings Ltd.	359,000	328,156
Global Logistic Properties Ltd.	200,024	421,431
Super Group Ltd. Singapore	156,000	312,051
TOTAL SINGAPORE		1,727,825
Common Stocks - continued
	Shares	Value
South Africa - 8.9%
Advtech Ltd.	501,940	$ 329,392
African Oxygen Ltd.	133,230	301,166
AngloGold Ashanti Ltd.	11,381	384,511
Astral Foods Ltd.	10,979	121,178
Bidvest Group Ltd.	14,700	350,858
Coronation Fund Managers Ltd.	86,000	331,774
JSE Ltd.	41,855	339,497
Nampak Ltd.	123,802	412,642
Reunert Ltd.	49,133	432,814
SA Corporate Real Estate Fund	883,400	359,650
Tiger Brands Ltd.	12,825	407,648
Zeder Investments Ltd.	899,061	300,701
TOTAL SOUTH AFRICA		4,071,831
Sri Lanka - 0.9%
John Keells Holdings Ltd.	253,895	399,994
Taiwan - 14.1%
Chroma ATE, Inc.	155,000	295,036
Cleanaway Co. Ltd.	50,000	347,484
CTCI Corp.	135,000	268,521
Delta Electronics, Inc.	100,000	341,664
E Sun Financial Holdings Co. Ltd.	680,050	341,073
Formosa Optical Technology Co. Ltd.	167,000	428,791
Insyde Software Corp.	82,000	241,986
MJC Probe, Inc.	130,000	191,373
Motech Industries, Inc. (a)	237,000	182,557
Pacific Hospital Supply Co. Ltd.	134,700	392,433
Powertech Technology, Inc.	200,000	310,852
President Chain Store Corp.	71,000	351,232
SIMPLO Technology Co. Ltd.	39,400	194,235
Sinyi Realty, Inc.	273,000	364,498
St. Shine Optical Co. Ltd.	25,000	326,087
Taiwan Hon Chuan Enterprise Co. Ltd.	144,000	306,635
Unified-President Enterprises Corp.	369,890	653,419
Wah Lee Industrial Corp.	250,000	320,096
WPG Holding Co. Ltd.	288,000	348,045
Yungtay Engineering Co. Ltd.	132,000	263,006
TOTAL TAIWAN		6,469,023
Common Stocks - continued
	Shares	Value
Turkey - 1.7%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	30,749	$ 461,449
Enka Insaat ve Sanayi A/S	121,800	323,441
TOTAL TURKEY		784,890
United Arab Emirates - 0.9%
First Gulf Bank PJSC	145,141	412,939
United Kingdom - 0.9%
PZ Cussons PLC Class L	78,416	428,351
TOTAL COMMON STOCKS (Cost $41,546,037)		44,212,178
Investment Companies - 0.7%

Thailand - 0.7%
CPN Retail Growth Leasehold Property Fund (Cost $281,433)	596,600	332,633
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.19% (b) (Cost $986,128)	986,128	986,128
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $42,813,598)		45,530,939
NET OTHER ASSETS (LIABILITIES) - 0.6%		274,943
NET ASSETS - 100%		$ 45,805,882
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $366,429 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,474
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,792,019	$ 5,792,019	$ -	$ -
Consumer Staples	7,897,082	7,897,082	-	-
Energy	665,780	665,780	-	-
Financials	9,765,548	9,366,036	399,512	-
Health Care	3,142,692	3,142,692	-	-
Industrials	6,613,155	6,613,155	-	-
Information Technology	5,245,451	5,245,451	-	-
Materials	3,664,876	3,280,365	384,511	-
Telecommunication Services	637,052	637,052	-	-
Utilities	788,523	788,523	-	-
Investment Companies	332,633	332,633	-	-
Money Market Funds	986,128	986,128	-	-
Total Investments in Securities:	$ 45,530,939	$ 44,746,916	$ 784,023	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $41,827,470)	$ 44,544,811
Fidelity Central Funds (cost $986,128)	986,128
Total Investments (cost $42,813,598)		$ 45,530,939
Cash		8,906
Foreign currency held at value (cost $305,626)		305,686
Receivable for investments sold		253,106
Receivable for fund shares sold		399,571
Dividends receivable		40,734
Distributions receivable from Fidelity Central Funds		359
Receivable from investment adviser for expense reductions		67,146
Other affiliated receivables		73,436
Other receivables		8,980
Total assets		46,688,863

Liabilities
Payable for investments purchased	$ 541,509
Payable for fund shares redeemed	179,125
Accrued management fee	30,100
Distribution and service plan fees payable	2,246
Other affiliated payables	8,926
Other payables and accrued expenses	121,075
Total liabilities		882,981

Net Assets		$ 45,805,882
Net Assets consist of:
Paid in capital		$ 42,091,833
Undistributed net investment income		251,826
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		778,695
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,683,528
Net Assets		$ 45,805,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,670,981 ÷ 140,485 shares)	$ 11.89

Maximum offering price per share (100/94.25 of $11.89)	$ 12.62
Class T: Net Asset Value and redemption price per share ($1,700,385 ÷ 143,256 shares)	$ 11.87

Maximum offering price per share (100/96.50 of $11.87)	$ 12.30
Class C: Net Asset Value and offering price per share ($1,474,059 ÷ 124,755 shares)A	$ 11.82

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($39,135,461 ÷ 3,283,254 shares)	$ 11.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,824,996 ÷ 153,109 shares)	$ 11.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		For the period November 1, 2011 (commencement of operations) to October 31, 2012

Investment Income
Dividends		$ 634,505
Income from Fidelity Central Funds		1,474
Income before foreign taxes withheld		635,979
Less foreign taxes withheld		(58,290)
Total income		577,689

Expenses
Management fee	$ 176,730
Transfer agent fees	47,994
Distribution and service plan fees	15,564
Accounting fees and expenses	10,679
Custodian fees and expenses	215,734
Independent trustees' compensation	114
Registration fees	125,640
Audit	54,161
Legal	63
Miscellaneous	391
Total expenses before reductions	647,070
Expense reductions	(344,473)	302,597
Net investment income (loss)		275,092
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,717)	832,255
Foreign currency transactions	2,291
Total net realized gain (loss)		834,546
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $33,633)	2,683,708
Assets and liabilities in foreign currencies	(180)
Total change in net unrealized appreciation (depreciation)		2,683,528
Net gain (loss)		3,518,074
Net increase (decrease) in net assets resulting from operations		$ 3,793,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 275,092
Net realized gain (loss)	834,546
Change in net unrealized appreciation (depreciation)	2,683,528
Net increase (decrease) in net assets resulting from operations	3,793,166
Distributions to shareholders from net investment income	(7,760)
Share transactions - net increase (decrease)	41,986,470
Redemption fees	34,006
Total increase (decrease) in net assets	45,805,882

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $251,826)	$ 45,805,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.12
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.88
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C	.02
Net asset value, end of period	$ 11.89
Total Return A, B	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	3.49%
Expenses net of fee waivers, if any	1.70%
Expenses net of all reductions	1.64%
Net investment income (loss)	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,671
Portfolio turnover rate E	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.10
Net realized and unrealized gain (loss)	1.75
Total from investment operations	1.85
Distributions from net investment income	- H
Redemption fees added to paid in capital C	.02
Net asset value, end of period	$ 11.87
Total Return A, B	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	3.77%
Expenses net of fee waivers, if any	1.95%
Expenses net of all reductions	1.89%
Net investment income (loss)	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,700
Portfolio turnover rate E	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.80
Redemption fees added to paid in capital C	.02
Net asset value, end of period	$ 11.82
Total Return A, B	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	4.32%
Expenses net of fee waivers, if any	2.45%
Expenses net of all reductions	2.39%
Net investment income (loss)	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,474
Portfolio turnover rate E	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.15
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.91
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B	.02
Net asset value, end of period	$ 11.92
Total Return A	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	3.02%
Expenses net of fee waivers, if any	1.45%
Expenses net of all reductions	1.39%
Net investment income (loss)	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,135
Portfolio turnover rate D	83%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.15
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.91
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B	.02
Net asset value, end of period	$ 11.92
Total Return A	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	3.21%
Expenses net of fee waivers, if any	1.45%
Expenses net of all reductions	1.39%
Net investment income (loss)	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,825
Portfolio turnover rate D	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,167,582
Gross unrealized depreciation	(1,578,547)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,589,035

Tax Cost	$ 42,941,904

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,158,827
Net unrealized appreciation (depreciation)	$ 2,588,855

The tax character of distributions paid was as follows:

October 31, 2012
Ordinary Income	$ 7,760

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $57,435,457 and $16,372,315, respectively.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 2,608	$ 1,238
Class T	.25%	.25%	4,572	2,445
Class C	.75%	.25%	8,384	6,451
			$ 15,564	$ 10,134

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,681
Class T	810
Class C*	15
$ 4,506

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,662.25
Class T	2,086.23
Class C	1,784.21
Emerging Markets Discovery	39,429.23
Institutional Class	2,033.22
	$ 47,994

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Effective November 1, 2011, FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

7. Expense Reductions - continued

Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.70%	$ 18,756
Class T	1.95%	16,693
Class C	2.45%	15,675
Emerging Markets Discovery	1.45%	264,852
Institutional Class	1.45%	16,159
		$ 332,135

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,335 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended October 31, 2012 A
From net investment income
Class A	$ 435
Class T	203
Emerging Markets Discovery	6,522
Institutional Class	600
Total	$ 7,760

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2012 A	Period ended October 31, 2012 A
Class A
Shares sold	197,037	$ 2,112,904
Reinvestment of distributions	46	435
Shares redeemed	(56,598)	(637,589)
Net increase (decrease)	140,485	$ 1,475,750
Class T
Shares sold	182,780	$ 1,990,143
Reinvestment of distributions	22	203
Shares redeemed	(39,546)	(451,707)
Net increase (decrease)	143,256	$ 1,538,639
Class C
Shares sold	161,266	$ 1,743,293
Shares redeemed	(36,511)	(415,821)
Net increase (decrease)	124,755	$ 1,327,472
Emerging Markets Discovery
Shares sold	4,074,333	$ 44,757,138
Reinvestment of distributions	681	6,419
Shares redeemed	(791,760)	(8,744,517)
Net increase (decrease)	3,283,254	$ 36,019,040
Institutional Class
Shares sold	199,001	$ 2,149,513
Reinvestment of distributions	64	600
Shares redeemed	(45,956)	(524,544)
Net increase (decrease)	153,109	$ 1,625,569

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the period indicated and the financial highlights for each of the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Markets Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/7/12	$0.059	$0.203

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/23/11	$0.015	$0.0033

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operation shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Discovery Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each of Class A and the retail class of the fund ranked below its competitive median for the period and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2012.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AEMDI-UANN-1212
1.931242.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Class A, Class T,
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Total Emerging
Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor® Total Emerging Markets Fund - Class A's , Class T's, and Class C's cumulative total return and show you what would have happened if Class A, Class T, and Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities experienced turbulent swings during the 12 months ending October 31, 2012, but still managed a solid gain. Volatility peppered the past year, as a number of macroeconomic concerns weighed on investors, with the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's growth all making headlines. But, stocks in the U.S. and overseas were generally resilient, gaining 8.96% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) Index, largely buttressed by accommodative monetary policy in the United States and Europe, as well as signs that the U.S. housing market was starting to recover. Within the index, U.S. stocks fared best, advancing 15%. Asia-Pacific ex Japan also performed well, gaining roughly 10% on strong returns in Hong Kong and Singapore. Several European markets, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes. However, continued weakness in peripheral European markets caused the region to lag the index overall. Japan, emerging markets and Canada each underperformed, with Japan suffering the most, falling by about 3%. A stronger U.S. dollar dampened results for foreign stocks overall. Global bond markets delivered positive, albeit more-muted returns, with the Barclays® Global Aggregate GDP Weighted Index gaining 4.54%.

Comments from John Carlson, Lead Portfolio Manager of Fidelity Advisor® Total Emerging Markets Fund: From its inception on November 1, 2011, through October 31, 2012, the fund's Class A, Class T and Class C shares gained 8.80%, 8.56% and 8.07%, respectively (excluding sales charges). By comparison, the fund's primary benchmark, the MSCI® Emerging Markets Index, returned 5.83%, while the Fidelity Total Emerging Markets Composite IndexSM advanced 10.34%. Performance versus the Composite index was held back by our decision to overweight equities and underweight debt, the latter of which had much stronger performance during the period. Both subportfolios outperformed their respective benchmark, driven by security selection, which largely offset the negative impact of our overall allocation. At launch, the fund split its assets between equities and debt at roughly 67% and 33%, respectively. During the period, we decided to further increase our overweighting in equities, while reducing exposure to EM debt. We made this decision based, in part, on the massive sell-off in global equities as a result of the sovereign debt crisis in Greece and the debt overhang impacting other developed countries.

Note to shareholders: Gregory Lee was named Co-Portfolio Manager on May 2, 2012, and is responsible for the fund's industrials sector assets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Fidelity Total Emerging Markets Fund
Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.65%
Actual		$ 1,000.00	$ 1,012.10	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 1,011.20	$ 9.61
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class C	2.40%
Actual		$ 1,000.00	$ 1,008.40	$ 12.12
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,014.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,014.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.4	3.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9	1.9
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.6	1.4
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.3	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.3	1.5
	9.5
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	15.8
Energy	13.9	15.8
Information Technology	9.7	10.0
Materials	9.1	8.4
Consumer Staples	6.7	5.8
Top Five Countries as of October 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.2	11.0
Korea (South)	10.7	9.9
Russia	8.4	6.8
China	6.6	5.9
Taiwan	5.5	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
Stocks 72.4%	Stocks and 70.3% Investment Companies
Bonds 24.5%	Bonds 26.5%
Short-Term Investments and Net Other Assets (Liabilities) 3.1%	Short-Term Investments and Net Other Assets (Liabilities) 3.2%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 70.5%
	Shares	Value
Australia - 0.2%
Paladin Energy Ltd. (Australia) (a)	154,295	$ 181,788
Austria - 0.3%
Erste Bank AG (a)	12,390	311,149
Bailiwick of Jersey - 0.2%
Atrium European Real Estate Ltd.	40,749	230,334
Bermuda - 1.5%
Aquarius Platinum Ltd. (Australia)	125,044	74,636
BW Offshore Ltd.	420,089	246,838
GP Investments Ltd. (depositary receipt) (a)	121,322	280,151
Kunlun Energy Co. Ltd.	268,000	497,958
Pacific Basin Shipping Ltd.	290,000	155,289
Seadrill Ltd.	6,414	259,652
TOTAL BERMUDA		1,514,524
Brazil - 9.9%
Anhanguera Educacional Participacoes SA	32,800	574,914
Arezzo Industria e Comercio SA	10,100	180,264
Banco do Brasil SA	28,200	300,876
Banco do Estado Rio Grande do Sul SA	33,650	265,913
BM&F Bovespa SA	84,100	538,293
BR Properties SA	46,500	608,995
Braskem SA (PN-A)	36,400	240,510
CCR SA	34,200	300,737
Cia.Hering SA	14,000	321,627
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	9,000	367,110
Companhia de Saneamento de Minas Gerais	7,260	171,362
Companhia Paranaense de Energia-Copel:
(PN-B)	1,195	17,651
(PN-B) sponsored ADR	14,970	220,957
Estacio Participacoes SA	13,600	259,137
Fibria Celulose SA (a)	20,500	174,009
Gerdau SA sponsored ADR	36,200	318,198
Itau Unibanco Holdings SA sponsored ADR	56,380	822,020
Lojas Americanas SA (PN)	55,833	467,325
Mills Estruturas e Servicos de Engenharia SA	18,300	280,575
Multiplus SA	5,700	132,435
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	16,106	330,656
sponsored ADR	48,600	1,030,806
Sul America SA unit	8,900	70,112
TIM Participacoes SA sponsored ADR	3,353	58,275
Common Stocks - continued
	Shares	Value
Brazil - continued
Ultrapar Participacoes SA	24,500	$ 513,872
Vale SA (PN-A) sponsored ADR	90,600	1,611,774
TOTAL BRAZIL		10,178,403
Canada - 1.6%
Banro Corp. (a)	20,700	95,754
Barrick Gold Corp.	5,900	238,599
First Quantum Minerals Ltd.	13,400	301,207
Goldcorp, Inc.	7,300	330,007
Pan American Silver Corp.	4,000	88,000
Torex Gold Resources, Inc. (a)	49,700	103,505
Uranium One, Inc. (a)	66,900	145,355
Yamana Gold, Inc.	18,500	373,612
TOTAL CANADA		1,676,039
Cayman Islands - 4.5%
21Vianet Group, Inc. ADR (a)	14,420	159,774
Ajisen (China) Holdings Ltd.	183,000	126,564
Anta Sports Products Ltd.	206,000	175,431
Baidu.com, Inc. sponsored ADR (a)	3,734	398,119
Belle International Holdings Ltd.	155,000	288,798
China Liansu Group Holdings Ltd.	280,000	165,109
Eurasia Drilling Co. Ltd. GDR (Reg. S)	13,217	457,308
Geely Automobile Holdings Ltd.	425,000	182,612
Gourmet Master Co. Ltd.	24,000	170,079
Greatview Aseptic Pack Co. Ltd.	579,000	303,319
Haitian International Holdings Ltd.	131,000	161,763
Hengan International Group Co. Ltd.	70,000	637,673
SINA Corp. (a)	1,300	71,019
Spreadtrum Communications, Inc. ADR	3,415	78,716
Tencent Holdings Ltd.	6,900	243,947
Uni-President China Holdings Ltd.	377,000	474,287
Veripos (a)	34,725	100,497
Xueda Education Group sponsored ADR (a)	33,300	95,904
Yingde Gases Group Co. Ltd.	327,500	310,595
TOTAL CAYMAN ISLANDS		4,601,514
Chile - 0.9%
Aguas Andinas SA	281,427	188,866
Embotelladora Andina SA Class A	35,611	179,110
Empresa Nacional de Telecomunicaciones SA (ENTEL)	11,435	232,907
Common Stocks - continued
	Shares	Value
Chile - continued
Enersis SA	210,651	$ 72,107
Inversiones La Construccion SA	13,305	235,046
TOTAL CHILE		908,036
China - 6.6%
BBMG Corp. (H Shares)	196,500	168,862
China Communications Construction Co. Ltd. (H Shares)	329,000	308,621
China Construction Bank Corp. (H Shares)	1,811,000	1,364,667
China Pacific Insurance Group Co. Ltd. (H Shares)	205,300	643,711
China Shenhua Energy Co. Ltd. (H Shares)	234,500	998,510
China Suntien Green Energy Corp. Ltd. (H Shares)	1,494,600	304,704
China Telecom Corp. Ltd. (H Shares)	388,357	229,771
Dongfeng Motor Group Co. Ltd. (H Shares)	276,000	341,882
Industrial & Commercial Bank of China Ltd. (H Shares)	2,037,000	1,348,354
Maanshan Iron & Steel Ltd. (H Shares) (a)	810,000	209,031
PICC Property & Casualty Co. Ltd. (H Shares)	188,000	250,342
Shanghai Electric Group Co. Ltd. (H Shares)	846,000	343,856
Weichai Power Co. Ltd. (H Shares)	93,400	330,815
TOTAL CHINA		6,843,126
Colombia - 0.7%
Ecopetrol SA ADR	11,842	701,165
Cyprus - 0.2%
Globaltrans Investment PLC:
GDR (e)	6,900	127,650
GDR (Reg. S)	1,500	27,750
TOTAL CYPRUS		155,400
Czech Republic - 0.2%
Ceske Energeticke Zavody A/S	6,068	223,721
Egypt - 0.1%
Orascom Telecom Holding SAE unit (a)	46,100	138,531
Hong Kong - 0.8%
China Resources Power Holdings Co. Ltd.	84,000	179,921
Lenovo Group Ltd.	532,000	427,657
Sinotruk Hong Kong Ltd.	345,500	198,383
TOTAL HONG KONG		805,961
India - 3.2%
Axis Bank Ltd.	15,390	338,263
Bharti Airtel Ltd.	51,651	258,855
Grasim Industries Ltd.	2,348	152,745
Common Stocks - continued
	Shares	Value
India - continued
Housing Development and Infrastructure Ltd. (a)	37,732	$ 67,287
Indiabulls Real Estate Ltd.	125,168	133,299
ITC Ltd.	138,460	727,105
JK Cement Ltd. (a)	14,380	67,363
Larsen & Toubro Ltd.	11,459	346,475
Lupin Ltd. (a)	16,696	175,773
Maruti Suzuki India Ltd.	12,229	326,811
Phoenix Mills Ltd. (a)	5,122	19,106
Power Grid Corp. of India Ltd.	70,024	148,364
SREI Infrastructure Finance Ltd.	485,175	242,114
State Bank of India	7,746	303,801
TOTAL INDIA		3,307,361
Indonesia - 1.7%
PT Bakrieland Development Tbk (a)	15,113,500	102,277
PT Bank Tabungan Negara Tbk	1,521,500	240,778
PT Indo Tambangraya Megah Tbk	53,500	226,420
PT Jasa Marga Tbk	449,500	271,430
PT Telkomunikasi Indonesia Tbk:
Series B	58,500	59,416
sponsored ADR	21,864	888,772
TOTAL INDONESIA		1,789,093
Israel - 0.4%
Bezeq Israeli Telecommunication Corp. Ltd.	140,100	170,848
Check Point Software Technologies Ltd. (a)	1,900	84,607
NICE Systems Ltd. sponsored ADR (a)	5,700	189,810
TOTAL ISRAEL		445,265
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan GDR unit (a)	30,100	214,011
Kenya - 0.5%
Equity Bank Ltd.	1,027,600	292,652
Safaricom Ltd.	3,989,903	206,172
TOTAL KENYA		498,824
Korea (South) - 9.7%
AMOREPACIFIC Group, Inc.	973	419,427
E-Mart Co. Ltd.	2,387	517,761
GS Engineering & Construction Corp.	4,567	257,185
Hana Financial Group, Inc.	19,890	579,195
Hyundai Heavy Industries Co. Ltd.	1,411	296,352
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Hyundai Industrial Development & Construction Co.	5,380	$ 96,713
KB Financial Group, Inc.	22,190	754,780
Kia Motors Corp.	1,710	95,042
Korea Electric Power Corp. (a)	10,540	273,457
Korean Reinsurance Co.	16,820	165,065
KT&G Corp.	6,796	517,965
LG Chemical Ltd.	1,768	496,192
LS Industrial Systems Ltd.	5,350	334,645
Orion Corp.	334	313,684
POSCO sponsored ADR	4,400	344,872
Samsung Electronics Co. Ltd.	2,887	3,468,666
Samsung Fire & Marine Insurance Co. Ltd.	2,412	527,608
Shinhan Financial Group Co. Ltd.	11,860	407,364
Shinhan Financial Group Co. Ltd. sponsored ADR	4,828	165,214
TOTAL KOREA (SOUTH)		10,031,187
Luxembourg - 0.3%
Subsea 7 SA	15,100	331,330
Malaysia - 0.5%
Axiata Group Bhd	136,700	293,057
Petronas Dagangan Bhd	32,500	235,588
TOTAL MALAYSIA		528,645
Mexico - 3.4%
America Movil SAB de CV Series L sponsored ADR	44,120	1,115,795
CEMEX SA de CV sponsored ADR	41,288	373,244
Desarrolladora Homex SAB de CV sponsored ADR (a)	7,350	97,388
El Puerto de Liverpool SA Class C	20,900	187,308
Fibra Uno Administracion SA de CV	95,000	250,306
Fomento Economico Mexicano SAB de CV sponsored ADR	5,200	471,172
Grupo Comercial Chedraui de CV	73,700	198,518
Grupo Televisa SA de CV (CPO) sponsored ADR	34,300	775,180
TOTAL MEXICO		3,468,911
Netherlands - 0.1%
ASML Holding NV (Netherlands)	2,775	152,548
Nigeria - 1.2%
Guaranty Trust Bank PLC	627,668	79,128
Guaranty Trust Bank PLC GDR (Reg. S)	69,900	433,380
Zenith Bank PLC	5,943,111	681,872
TOTAL NIGERIA		1,194,380
Common Stocks - continued
	Shares	Value
Norway - 0.9%
ElectroMagnetic GeoServices ASA (a)	102,680	$ 223,323
Petroleum Geo-Services ASA	8,800	151,727
TGS Nopec Geophysical Co. ASA	16,928	576,015
TOTAL NORWAY		951,065
Panama - 0.4%
Copa Holdings SA Class A	4,200	389,844
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	6,000	214,560
Philippines - 1.1%
Metro Pacific Investments Corp.	2,899,000	292,016
Metropolitan Bank & Trust Co.	138,200	319,440
Robinsons Land Corp.	1,121,000	518,224
TOTAL PHILIPPINES		1,129,680
Poland - 0.8%
Eurocash SA	14,100	172,195
Powszechny Zaklad Ubezpieczen SA	5,375	627,966
TOTAL POLAND		800,161
Russia - 5.8%
Bank St. Petersburg OJSC	41,600	76,567
DIXY Group OJSC (a)	17,805	188,095
Gazprom OAO sponsored ADR	70,532	644,662
LSR Group OJSC GDR (Reg. S)	24,100	116,042
Lukoil Oil Co. (a)	3,200	194,292
Magnit OJSC	1,822	259,555
Magnit OJSC GDR (Reg. S)	4,900	173,950
Magnitogorsk Iron & Steel Works OJSC unit (a)	30,900	133,241
Mobile TeleSystems OJSC (a)	80,060	589,037
Mobile TeleSystems OJSC sponsored ADR	28,390	486,605
NOVATEK OAO GDR (Reg. S)	5,200	592,800
OGK-4 OJSC (a)	6,094,400	500,679
Raspadskaya OAO (a)	38,412	75,745
Rosneft Oil Co. OJSC	14,500	107,608
RusHydro JSC sponsored ADR	67,240	159,628
Sberbank (Savings Bank of the Russian Federation)	379,050	1,109,639
Sistema JSFC (a)	156,700	117,879
TNK-BP Holding	49,360	100,764
Uralkali OJSC GDR (Reg. S)	9,100	356,538
TOTAL RUSSIA		5,983,326
Common Stocks - continued
	Shares	Value
Singapore - 0.9%
First Resources Ltd.	277,000	$ 465,527
Global Logistic Properties Ltd.	201,000	423,487
TOTAL SINGAPORE		889,014
South Africa - 2.9%
AngloGold Ashanti Ltd.	9,100	307,447
Aspen Pharmacare Holdings Ltd.	17,500	318,892
Blue Label Telecoms Ltd.	171,800	133,546
Impala Platinum Holdings Ltd.	29,100	523,559
JSE Ltd.	54,670	443,443
Life Healthcare Group Holdings Ltd.	72,400	273,797
Naspers Ltd. Class N	11,500	746,595
Reunert Ltd.	18,500	162,967
Wilson Bayly Holmes-Ovcon Ltd.	3,600	58,999
TOTAL SOUTH AFRICA		2,969,245
Taiwan - 5.5%
Asia Cement Corp.	186,430	232,319
Cheng Uei Precision Industries Co. Ltd.	135,339	299,775
Chinatrust Financial Holding Co. Ltd.	640,042	352,779
Chroma ATE, Inc.	74,000	140,856
Hon Hai Precision Industry Co. Ltd. (Foxconn)	209,500	636,174
MediaTek, Inc.	37,000	411,041
Synnex Technology International Corp.	155,000	327,936
Taiwan Fertilizer Co. Ltd.	99,000	235,892
Taiwan Mobile Co. Ltd.	95,000	331,736
Taiwan Semiconductor Manufacturing Co. Ltd.	408,000	1,243,307
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	45,700	726,630
Unified-President Enterprises Corp.	279,660	494,025
Yuanta Financial Holding Co. Ltd.	576,000	260,294
TOTAL TAIWAN		5,692,764
Thailand - 0.8%
Bangkok Bank Public Co. Ltd. (For. Reg.)	92,900	548,252
PTT Global Chemical PCL (For. Reg.)	124,400	247,421
TOTAL THAILAND		795,673
Turkey - 0.8%
Aygaz A/S	52,000	239,621
TAV Havalimanlari Holding A/S	62,000	307,838
Turkiye Is Bankasi A/S Series C	84,900	288,921
TOTAL TURKEY		836,380
Common Stocks - continued
	Shares	Value
United Kingdom - 0.6%
Evraz PLC	32,100	$ 122,355
Hikma Pharmaceuticals PLC	15,011	179,137
Kazakhmys PLC	26,800	306,632
TOTAL UNITED KINGDOM		608,124
United States of America - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	6,300	419,895
CTC Media, Inc.	20,050	168,220
Universal Display Corp. (a)	9,027	295,905
TOTAL UNITED STATES OF AMERICA		884,020
TOTAL COMMON STOCKS (Cost $67,155,590)		72,575,102
Nonconvertible Preferred Stocks - 1.9%

Korea (South) - 1.0%
Hyundai Motor Co. Series 2	9,913	650,066
Samsung Electronics Co. Ltd.	467	339,225
TOTAL KOREA (SOUTH)		989,291
Russia - 0.9%
Sberbank (Savings Bank of the Russian Federation) (a)	209,600	441,379
Surgutneftegaz JSC	833,750	516,404
TOTAL RUSSIA		957,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,906,405)		1,947,074
Nonconvertible Bonds - 7.3%
	Principal Amount
Bermuda - 0.2%
Qtel International Finance Ltd. 5% 10/19/25 (e)	$ 200,000	226,260
Canada - 0.2%
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)	200,000	238,500
Cayman Islands - 0.1%
Odebrecht Finance Ltd. 7.5% (e)(f)	100,000	107,000
Chile - 0.1%
Corporacion Nacional del Cobre de Chile (Codelco) 6.15% 10/24/36 (e)	100,000	130,477
Nonconvertible Bonds - continued
	Principal Amount	Value
Costa Rica - 0.2%
Instituto Costarricense de Electricidad 6.95% 11/10/21 (e)	$ 200,000	$ 222,500
Croatia - 0.2%
Agrokor d.d. 8.875% 2/1/20 (e)	200,000	208,000
Georgia - 0.2%
JSC Georgian Railway 7.75% 7/11/22 (e)	200,000	224,000
Guatemala - 0.1%
Industrial Senior Trust 5.5% 11/1/22 (e)	100,000	101,000
Indonesia - 0.8%
PT Pertamina Persero:
5.25% 5/23/21 (e)	550,000	611,875
6.5% 5/27/41 (e)	200,000	237,000
TOTAL INDONESIA		848,875
Ireland - 0.2%
Vnesheconombank Via VEB Finance PLC 5.375% 2/13/17 (e)	200,000	219,250
Israel - 0.2%
Israel Electric Corp. Ltd. 6.7% 2/10/17 (e)	200,000	218,500
Kazakhstan - 0.2%
Zhaikmunai Finance BV 10.5% 10/19/15 (e)	150,000	164,625
Mexico - 0.4%
Petroleos Mexicanos:
5.5% 1/21/21	250,000	294,000
6.625% (e)(f)	100,000	107,250
TOTAL MEXICO		401,250
Netherlands - 0.8%
Access Finance BV 7.25% 7/25/17 (e)	200,000	209,500
KazMunaiGaz Finance Sub BV:
6.375% 4/9/21 (e)	100,000	118,750
9.125% 7/2/18 (e)	150,000	195,000
11.75% 1/23/15 (e)	100,000	119,880
Majapahit Holding BV 8% 8/7/19 (e)	100,000	127,000
TOTAL NETHERLANDS		770,130
Philippines - 0.2%
Power Sector Assets and Liabilities Management Corp. 7.39% 12/2/24 (e)	125,000	174,850
Nonconvertible Bonds - continued
	Principal Amount	Value
Sweden - 0.2%
PKO Finance AB 4.63% 9/26/22 (e)	$ 200,000	$ 206,500
Trinidad & Tobago - 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (e)	100,000	132,000
Turkey - 0.1%
Akbank T.A.S. 3.875% 10/24/17 (e)	150,000	148,500
United States of America - 0.5%
Pemex Project Funding Master Trust:
6.625% 6/15/35	200,000	251,000
8.625% 2/1/22	175,000	221,375
TOTAL UNITED STATES OF AMERICA		472,375
Venezuela - 2.3%
Petroleos de Venezuela SA:
4.9% 10/28/14	1,100,000	1,014,750
5.375% 4/12/27	400,000	251,000
5.5% 4/12/37	600,000	363,000
8.5% 11/2/17 (e)	450,000	402,750
12.75% 2/17/22 (e)	300,000	306,750
TOTAL VENEZUELA		2,338,250
TOTAL NONCONVERTIBLE BONDS (Cost $6,911,731)		7,552,842
Government Obligations - 17.2%

Aruba - 0.2%
Aruba Government 4.625% 9/14/23 (e)	200,000	199,500
Barbados - 0.1%
Barbados Government 7% 8/4/22 (e)	100,000	101,500
Belarus - 0.3%
Belarus Republic:
8.75% 8/3/15 (Reg. S)	225,000	222,188
8.95% 1/26/18	100,000	98,750
TOTAL BELARUS		320,938
Belize - 0.1%
Belize Government 8.5% 2/20/29 (c)(e)	150,000	60,000
Bermuda - 0.1%
Bermuda Government 5.603% 7/20/20 (e)	100,000	116,500
Government Obligations - continued
	Principal Amount	Value
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (e)	$ 200,000	$ 200,500
Brazil - 1.3%
Brazilian Federative Republic:
7.125% 1/20/37	200,000	300,500
10.125% 5/15/27	150,000	271,500
12.25% 3/6/30	350,000	721,000
TOTAL BRAZIL		1,293,000
Cayman Islands - 0.1%
Cayman Island Government 5.95% 11/24/19 (e)	100,000	116,500
Colombia - 0.2%
Colombian Republic 10.375% 1/28/33	90,000	165,150
Congo - 0.1%
Congo Republic 3% 6/30/29 (d)	95,000	79,800
Croatia - 0.5%
Croatia Republic:
6.25% 4/27/17 (e)	200,000	219,500
6.375% 3/24/21 (e)	200,000	227,000
6.625% 7/14/20 (e)	100,000	115,130
TOTAL CROATIA		561,630
Ecuador - 0.2%
Ecuador Republic 9.375% 12/15/15 (e)	236,000	238,360
El Salvador - 0.2%
El Salvador Republic 7.375% 12/1/19 (e)	175,000	203,875
Ghana - 0.1%
Ghana Republic 8.5% 10/4/17 (e)	100,000	116,000
Guatemala - 0.2%
Guatemalan Republic 5.75% 6/6/22 (e)	200,000	228,500
Hungary - 0.5%
Hungarian Republic:
4.75% 2/3/15	365,000	373,687
7.625% 3/29/41	100,000	118,000
TOTAL HUNGARY		491,687
Government Obligations - continued
	Principal Amount	Value
Iceland - 0.2%
Republic of Iceland:
4.875% 6/16/16 (e)	$ 100,000	$ 104,625
5.875% 5/11/22 (e)	100,000	109,750
TOTAL ICELAND		214,375
Indonesia - 0.4%
Indonesian Republic:
7.75% 1/17/38 (e)	175,000	264,915
8.5% 10/12/35 (e)	100,000	160,250
TOTAL INDONESIA		425,165
Iraq - 0.5%
Republic of Iraq 5.8% 1/15/28 (Reg. S)	550,000	514,250
Ivory Coast - 0.5%
Ivory Coast 3.75% 12/31/32 (c)(d)	575,000	516,063
Latvia - 0.2%
Latvian Republic 5.25% 2/22/17 (e)	200,000	220,500
Lebanon - 0.5%
Lebanese Republic:
6.1% 10/4/22	190,000	192,613
11.625% 5/11/16 (Reg. S)	250,000	305,000
TOTAL LEBANON		497,613
Lithuania - 0.5%
Lithuanian Republic:
6.125% 3/9/21 (e)	100,000	119,750
6.625% 2/1/22 (e)	200,000	247,000
7.375% 2/11/20 (e)	100,000	127,125
TOTAL LITHUANIA		493,875
Mexico - 0.7%
United Mexican States:
5.75% 10/12/10	124,000	146,320
6.05% 1/11/40	200,000	266,000
6.75% 9/27/34	200,000	282,000
TOTAL MEXICO		694,320
Namibia - 0.2%
Republic of Namibia 5.5% 11/3/21 (e)	200,000	223,320
Government Obligations - continued
	Principal Amount	Value
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	$ 250,000	$ 279,375
Nigeria - 0.6%
Republic of Nigeria 6.75% 1/28/21 (e)	550,000	631,125
Panama - 0.3%
Panamanian Republic:
8.875% 9/30/27	55,000	89,238
9.375% 4/1/29	150,000	257,250
TOTAL PANAMA		346,488
Peru - 0.6%
Peruvian Republic 8.75% 11/21/33	345,000	600,300
Philippines - 1.1%
Philippine Republic:
6.375% 10/23/34	150,000	208,500
7.75% 1/14/31	125,000	193,125
10.625% 3/16/25	425,000	746,938
TOTAL PHILIPPINES		1,148,563
Poland - 0.2%
Polish Government:
5% 3/23/22	35,000	40,819
6.375% 7/15/19	135,000	168,075
TOTAL POLAND		208,894
Qatar - 0.3%
State of Qatar 5.75% 1/20/42 (e)	200,000	257,000
Romania - 0.2%
Romanian Republic 6.75% 2/7/22 (e)	190,000	219,450
Russia - 1.7%
Russian Federation:
5.625% 4/4/42 (e)	200,000	241,000
7.5% 3/31/30 (Reg. S)	697,500	882,338
11% 7/24/18 (Reg. S)	200,000	293,000
12.75% 6/24/28 (Reg. S)	175,000	345,188
TOTAL RUSSIA		1,761,526
Senegal - 0.2%
Republic of Senegal 8.75% 5/13/21 (e)	200,000	242,000
Serbia - 0.0%
Republic of Serbia 6.75% 11/1/24 (e)	41,667	41,250
Government Obligations - continued
	Principal Amount	Value
Slovakia - 0.2%
Slovakia Republic 4.375% 5/21/22 (e)	$ 200,000	$ 214,000
Slovenia - 0.2%
Republic of Slovenia 5.5% 10/26/22 (e)	200,000	199,500
South Africa - 0.1%
South African Republic 4.665% 1/17/24	100,000	110,250
Sri Lanka - 0.3%
Democratic Socialist Republic of Sri Lanka:
5.875% 7/25/22 (e)	200,000	221,000
6.25% 10/4/20 (e)	100,000	112,500
TOTAL SRI LANKA		333,500
Turkey - 1.3%
Turkish Republic:
7% 6/5/20	300,000	375,000
7.5% 7/14/17	100,000	121,000
11.875% 1/15/30	450,000	855,000
TOTAL TURKEY		1,351,000
Ukraine - 0.3%
Ukraine Government:
7.75% 9/23/20 (e)	100,000	104,370
9.25% 7/24/17 (e)	200,000	217,760
TOTAL UKRAINE		322,130
Uruguay - 0.1%
Uruguay Republic 7.625% 3/21/36	75,000	116,250
Venezuela - 0.9%
Venezuelan Republic:
7.75% 10/13/19 (Reg. S)	85,000	73,738
11.75% 10/21/26 (Reg. S)	300,000	300,750
11.95% 8/5/31 (Reg. S)	350,000	354,375
12.75% 8/23/22	135,000	144,113
TOTAL VENEZUELA		872,976
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (e)	200,000	201,400
TOTAL GOVERNMENT OBLIGATIONS (Cost $15,928,776)		17,749,898
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $3,099,243)	3,099,243	$ 3,099,243
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $95,001,745)		102,924,159
NET OTHER ASSETS (LIABILITIES) - 0.1%		102,208
NET ASSETS - 100%		$ 103,026,367
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,907,822 or 11.6% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,818
Fidelity Securities Lending Cash Central Fund	315
Total	$ 4,133
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,231,147	$ 6,231,147	$ -	$ -
Consumer Staples	6,577,159	6,577,159	-	-
Energy	9,569,545	9,569,545	-	-
Financials	19,085,912	18,331,132	754,780	-
Health Care	947,599	947,599	-	-
Industrials	5,289,474	5,289,474	-	-
Information Technology	10,115,607	8,719,752	1,395,855	-
Materials	9,131,743	8,671,551	460,192	-
Telecommunication Services	5,177,656	4,888,469	289,187	-
Utilities	2,396,334	2,122,877	273,457	-
Corporate Bonds	7,552,842	-	7,552,842	-
Government Obligations	17,749,898	-	17,749,898	-
Money Market Funds	3,099,243	3,099,243	-	-
Total Investments in Securities:	$ 102,924,159	$ 74,447,948	$ 28,476,211	$ -
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.6%
BBB	10.7%
BB	4.5%
B	5.0%
CCC,CC,C	0.3%
Not Rated	2.4%
Equities	72.4%
Short-Term Investments and Net Other Assets	3.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $91,902,502)	$ 99,824,916
Fidelity Central Funds (cost $3,099,243)	3,099,243
Total Investments (cost $95,001,745)		$ 102,924,159
Cash		705,020
Foreign currency held at value (cost $27,710)		27,720
Receivable for investments sold		768,066
Receivable for fund shares sold		90,619
Dividends receivable		92,479
Interest receivable		361,664
Distributions receivable from Fidelity Central Funds		312
Receivable from investment adviser for expense reductions		32,905
Other receivables		7,009
Total assets		105,009,953

Liabilities
Payable for investments purchased	$ 1,645,445
Payable for fund shares redeemed	67,594
Accrued management fee	69,068
Distribution and service plan fees payable	8,928
Other affiliated payables	20,243
Other payables and accrued expenses	172,308
Total liabilities		1,983,586

Net Assets		$ 103,026,367
Net Assets consist of:
Paid in capital		$ 95,354,127
Undistributed net investment income		1,406,377
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,593,639)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,859,502
Net Assets		$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,675,347 ÷ 706,507 shares)	$ 10.86

Maximum offering price per share (100/94.25 of $10.86)	$ 11.52
Class T: Net Asset Value and redemption price per share ($5,822,909 ÷ 537,125 shares)	$ 10.84

Maximum offering price per share (100/96.50 of $10.84)	$ 11.23
Class C: Net Asset Value and offering price per share ($5,824,450 ÷ 539,492 shares)A	$ 10.80

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($81,416,417 ÷ 7,478,534 shares)	$ 10.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,287,244 ÷ 210,097 shares)	$ 10.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		For the period November 1, 2011 (commencement of operations) to October 31, 2012

Investment Income
Dividends		$ 1,585,174
Interest		1,369,434
Income from Fidelity Central Funds		4,133
Income before foreign taxes withheld		2,958,741
Less foreign taxes withheld		(172,929)
Total income		2,785,812

Expenses
Management fee	$ 633,456
Transfer agent fees	147,018
Distribution and service plan fees	91,027
Accounting and security lending fees	40,641
Custodian fees and expenses	250,107
Independent trustees' compensation	459
Registration fees	129,540
Audit	59,305
Legal	288
Miscellaneous	484
Total expenses before reductions	1,352,325
Expense reductions	(179,390)	1,172,935
Net investment income (loss)		1,612,877
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,465)	(1,514,743)
Foreign currency transactions	(71,319)
Total net realized gain (loss)		(1,586,062)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $61,936)	7,860,478
Assets and liabilities in foreign currencies	(976)
Total change in net unrealized appreciation (depreciation)		7,859,502
Net gain (loss)		6,273,440
Net increase (decrease) in net assets resulting from operations		$ 7,886,317

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,612,877
Net realized gain (loss)	(1,586,062)
Change in net unrealized appreciation (depreciation)	7,859,502
Net increase (decrease) in net assets resulting from operations	7,886,317
Distributions to shareholders from net investment income	(96,645)
Share transactions - net increase (decrease)	95,209,478
Redemption fees	27,217
Total increase (decrease) in net assets	103,026,367

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,406,377)	$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.20
Net realized and unrealized gain (loss)	.68
Total from investment operations	.88
Distributions from net investment income	(.02)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.86
Total Return A, B	8.80%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%
Expenses net of fee waivers, if any	1.65%
Expenses net of all reductions	1.62%
Net investment income (loss)	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,675
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.17
Net realized and unrealized gain (loss)	.68
Total from investment operations	.85
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.84
Total Return A, B	8.56%
Ratios to Average Net Assets D, G
Expenses before reductions	2.10%
Expenses net of fee waivers, if any	1.90%
Expenses net of all reductions	1.87%
Net investment income (loss)	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,823
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.12
Net realized and unrealized gain (loss)	.69
Total from investment operations	.81
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.80
Total Return A, B	8.07%
Ratios to Average Net Assets D, G
Expenses before reductions	2.63%
Expenses net of fee waivers, if any	2.40%
Expenses net of all reductions	2.37%
Net investment income (loss)	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,824
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.22
Net realized and unrealized gain (loss)	.69
Total from investment operations	.91
Distributions from net investment income	(.02)
Redemption fees added to paid in capital B, G	-
Net asset value, end of period	$ 10.89
Total Return A	9.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.60%
Expenses net of fee waivers, if any	1.40%
Expenses net of all reductions	1.38%
Net investment income (loss)	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,416
Portfolio turnover rate D	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.22
Net realized and unrealized gain (loss)	.69
Total from investment operations	.91
Distributions from net investment income	(.02)
Redemption fees added to paid in capital B, G	-
Net asset value, end of period	$ 10.89
Total Return A	9.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.62%
Expenses net of fee waivers, if any	1.40%
Expenses net of all reductions	1.37%
Net investment income (loss)	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,287
Portfolio turnover rate D	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,983,917
Gross unrealized depreciation	(3,416,206)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,567,711

Tax Cost	$ 95,356,448

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,401,667
Capital loss carryforward	$ (1,234,216)
Net unrealized appreciation (depreciation)	$ 7,566,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (1,234,216)

The tax character of distributions paid was as follows:

October 31, 2012
Ordinary Income	$ 96,645

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $144,030,449 and $50,601,679, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,320	$ 13,743
Class T	.25%	.25%	22,574	15,459
Class C	.75%	.25%	53,133	52,688
			$ 91,027	$ 81,890

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,010
Class T	842
Class C*	51
$ 2,903

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,782.19
Class T	8,511.19
Class C	10,121.19
Total Emerging Markets	112,796.19
Institutional Class	3,808.18
	$ 147,018

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $435 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $127 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

7. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $315. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Effective November 1, 2011, FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 13,791
Class T	1.90%	9,129
Class C	2.40%	12,487
Total Emerging Markets	1.40%	120,371
Institutional Class	1.40%	4,771
		$ 160,549

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,638 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $203.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended October 31, 2012 A
From net investment income
Class A	$ 9,099
Class T	4,204
Class C	3,000
Total Emerging Markets	75,940
Institutional Class	4,402
Total	$ 96,645

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2012 A	Period ended October 31, 2012 A
Class A
Shares sold	723,537	$ 7,311,002
Reinvestment of distributions	949	9,099
Shares redeemed	(17,979)	(179,387)
Net increase (decrease)	706,507	$ 7,140,714
Class T
Shares sold	597,107	$ 6,082,522
Reinvestment of distributions	439	4,204
Shares redeemed	(60,421)	(637,924)
Net increase (decrease)	537,125	$ 5,448,802
Class C
Shares sold	540,321	$ 5,429,037
Reinvestment of distributions	314	3,000
Shares redeemed	(1,143)	(12,081)
Net increase (decrease)	539,492	$ 5,419,956
Total Emerging Markets
Shares sold	8,901,615	$ 89,854,661
Reinvestment of distributions	7,686	73,759
Shares redeemed	(1,430,767)	(14,834,512)
Net increase (decrease)	7,478,534	$ 75,093,908
Institutional Class
Shares sold	209,638	$ 2,101,696
Reinvestment of distributions	459	4,402
Net increase (decrease)	210,097	$ 2,106,098

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the period indicated and the financial highlights for each of the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/12	12/7/12	$0.146	$0.014
Class T	12/10/12	12/7/12	$0.124	$0.014
Class C	12/10/12	12/7/12	$0.067	$0.014

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

December 23, 2011	Income	Taxes
Class A	$0.011	$0.0009
Class T	$0.007	$0.0009
Class C	$0.000	$0.0000
December 29, 2011
Class A	$0.008	$0.0000
Class T	$0.008	$0.0000
Class C	$0.006	$0.0000

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

December 23, 2011
Class A	65%
Class T	100%
Class C	0%
December 29, 2011
Class A	50%
Class T	50%
Class C	67%

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operation shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Total Emerging Markets Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each of Class A and the retail class of the fund ranked below its competitive median for the period, the total expense ratio of Class C ranked equal to its competitive median for the period, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2012.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ATEK-UANN-1212
1.931267.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Total
Emerging Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor® Total Emerging Markets Fund - Institutional Class' cumulative total return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Institutional Class on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities experienced turbulent swings during the 12 months ending October 31, 2012, but still managed a solid gain. Volatility peppered the past year, as a number of macroeconomic concerns weighed on investors, with the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's growth all making headlines. But, stocks in the U.S. and overseas were generally resilient, gaining 8.96% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) Index, largely buttressed by accommodative monetary policy in the United States and Europe, as well as signs that the U.S. housing market was starting to recover. Within the index, U.S. stocks fared best, advancing 15%. Asia-Pacific ex Japan also performed well, gaining roughly 10% on strong returns in Hong Kong and Singapore. Several European markets, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes. However, continued weakness in peripheral European markets caused the region to lag the index overall. Japan, emerging markets and Canada each underperformed, with Japan suffering the most, falling by about 3%. A stronger U.S. dollar dampened results for foreign stocks overall. Global bond markets delivered positive, albeit more-muted returns, with the Barclays® Global Aggregate GDP Weighted Index gaining 4.54%.

Comments from John Carlson, Lead Portfolio Manager of Fidelity Advisor® Total Emerging Markets Fund: From its inception on November 1, 2011, through October 31, 2012, the fund's Institutional Class shares gained 9.15%. By comparison, the fund's primary benchmark, the MSCI® Emerging Markets Index, returned 5.83%, while the Fidelity Total Emerging Markets Composite IndexSM advanced 10.34%. Performance versus the Composite index was held back by our decision to overweight equities and underweight debt, the latter of which had much stronger performance during the period. Both subportfolios outperformed their respective benchmark, driven by security selection, which largely offset the negative impact of our overall allocation. At launch, the fund split its assets between equities and debt at roughly 67% and 33%, respectively. During the period, we decided to further increase our overweighting in equities, while reducing exposure to EM debt. We made this decision based, in part, on the massive sell-off in global equities as a result of the sovereign debt crisis in Greece and the debt overhang impacting other developed countries.

Note to shareholders: Gregory Lee was named Co-Portfolio Manager on May 2, 2012, and is responsible for the fund's industrials sector assets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Fidelity Total Emerging Markets Fund
Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.65%
Actual		$ 1,000.00	$ 1,012.10	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 1,011.20	$ 9.61
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class C	2.40%
Actual		$ 1,000.00	$ 1,008.40	$ 12.12
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,014.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,014.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.4	3.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9	1.9
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.6	1.4
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.3	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.3	1.5
	9.5
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	15.8
Energy	13.9	15.8
Information Technology	9.7	10.0
Materials	9.1	8.4
Consumer Staples	6.7	5.8
Top Five Countries as of October 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.2	11.0
Korea (South)	10.7	9.9
Russia	8.4	6.8
China	6.6	5.9
Taiwan	5.5	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
Stocks 72.4%	Stocks and 70.3% Investment Companies
Bonds 24.5%	Bonds 26.5%
Short-Term Investments and Net Other Assets (Liabilities) 3.1%	Short-Term Investments and Net Other Assets (Liabilities) 3.2%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 70.5%
	Shares	Value
Australia - 0.2%
Paladin Energy Ltd. (Australia) (a)	154,295	$ 181,788
Austria - 0.3%
Erste Bank AG (a)	12,390	311,149
Bailiwick of Jersey - 0.2%
Atrium European Real Estate Ltd.	40,749	230,334
Bermuda - 1.5%
Aquarius Platinum Ltd. (Australia)	125,044	74,636
BW Offshore Ltd.	420,089	246,838
GP Investments Ltd. (depositary receipt) (a)	121,322	280,151
Kunlun Energy Co. Ltd.	268,000	497,958
Pacific Basin Shipping Ltd.	290,000	155,289
Seadrill Ltd.	6,414	259,652
TOTAL BERMUDA		1,514,524
Brazil - 9.9%
Anhanguera Educacional Participacoes SA	32,800	574,914
Arezzo Industria e Comercio SA	10,100	180,264
Banco do Brasil SA	28,200	300,876
Banco do Estado Rio Grande do Sul SA	33,650	265,913
BM&F Bovespa SA	84,100	538,293
BR Properties SA	46,500	608,995
Braskem SA (PN-A)	36,400	240,510
CCR SA	34,200	300,737
Cia.Hering SA	14,000	321,627
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	9,000	367,110
Companhia de Saneamento de Minas Gerais	7,260	171,362
Companhia Paranaense de Energia-Copel:
(PN-B)	1,195	17,651
(PN-B) sponsored ADR	14,970	220,957
Estacio Participacoes SA	13,600	259,137
Fibria Celulose SA (a)	20,500	174,009
Gerdau SA sponsored ADR	36,200	318,198
Itau Unibanco Holdings SA sponsored ADR	56,380	822,020
Lojas Americanas SA (PN)	55,833	467,325
Mills Estruturas e Servicos de Engenharia SA	18,300	280,575
Multiplus SA	5,700	132,435
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	16,106	330,656
sponsored ADR	48,600	1,030,806
Sul America SA unit	8,900	70,112
TIM Participacoes SA sponsored ADR	3,353	58,275
Common Stocks - continued
	Shares	Value
Brazil - continued
Ultrapar Participacoes SA	24,500	$ 513,872
Vale SA (PN-A) sponsored ADR	90,600	1,611,774
TOTAL BRAZIL		10,178,403
Canada - 1.6%
Banro Corp. (a)	20,700	95,754
Barrick Gold Corp.	5,900	238,599
First Quantum Minerals Ltd.	13,400	301,207
Goldcorp, Inc.	7,300	330,007
Pan American Silver Corp.	4,000	88,000
Torex Gold Resources, Inc. (a)	49,700	103,505
Uranium One, Inc. (a)	66,900	145,355
Yamana Gold, Inc.	18,500	373,612
TOTAL CANADA		1,676,039
Cayman Islands - 4.5%
21Vianet Group, Inc. ADR (a)	14,420	159,774
Ajisen (China) Holdings Ltd.	183,000	126,564
Anta Sports Products Ltd.	206,000	175,431
Baidu.com, Inc. sponsored ADR (a)	3,734	398,119
Belle International Holdings Ltd.	155,000	288,798
China Liansu Group Holdings Ltd.	280,000	165,109
Eurasia Drilling Co. Ltd. GDR (Reg. S)	13,217	457,308
Geely Automobile Holdings Ltd.	425,000	182,612
Gourmet Master Co. Ltd.	24,000	170,079
Greatview Aseptic Pack Co. Ltd.	579,000	303,319
Haitian International Holdings Ltd.	131,000	161,763
Hengan International Group Co. Ltd.	70,000	637,673
SINA Corp. (a)	1,300	71,019
Spreadtrum Communications, Inc. ADR	3,415	78,716
Tencent Holdings Ltd.	6,900	243,947
Uni-President China Holdings Ltd.	377,000	474,287
Veripos (a)	34,725	100,497
Xueda Education Group sponsored ADR (a)	33,300	95,904
Yingde Gases Group Co. Ltd.	327,500	310,595
TOTAL CAYMAN ISLANDS		4,601,514
Chile - 0.9%
Aguas Andinas SA	281,427	188,866
Embotelladora Andina SA Class A	35,611	179,110
Empresa Nacional de Telecomunicaciones SA (ENTEL)	11,435	232,907
Common Stocks - continued
	Shares	Value
Chile - continued
Enersis SA	210,651	$ 72,107
Inversiones La Construccion SA	13,305	235,046
TOTAL CHILE		908,036
China - 6.6%
BBMG Corp. (H Shares)	196,500	168,862
China Communications Construction Co. Ltd. (H Shares)	329,000	308,621
China Construction Bank Corp. (H Shares)	1,811,000	1,364,667
China Pacific Insurance Group Co. Ltd. (H Shares)	205,300	643,711
China Shenhua Energy Co. Ltd. (H Shares)	234,500	998,510
China Suntien Green Energy Corp. Ltd. (H Shares)	1,494,600	304,704
China Telecom Corp. Ltd. (H Shares)	388,357	229,771
Dongfeng Motor Group Co. Ltd. (H Shares)	276,000	341,882
Industrial & Commercial Bank of China Ltd. (H Shares)	2,037,000	1,348,354
Maanshan Iron & Steel Ltd. (H Shares) (a)	810,000	209,031
PICC Property & Casualty Co. Ltd. (H Shares)	188,000	250,342
Shanghai Electric Group Co. Ltd. (H Shares)	846,000	343,856
Weichai Power Co. Ltd. (H Shares)	93,400	330,815
TOTAL CHINA		6,843,126
Colombia - 0.7%
Ecopetrol SA ADR	11,842	701,165
Cyprus - 0.2%
Globaltrans Investment PLC:
GDR (e)	6,900	127,650
GDR (Reg. S)	1,500	27,750
TOTAL CYPRUS		155,400
Czech Republic - 0.2%
Ceske Energeticke Zavody A/S	6,068	223,721
Egypt - 0.1%
Orascom Telecom Holding SAE unit (a)	46,100	138,531
Hong Kong - 0.8%
China Resources Power Holdings Co. Ltd.	84,000	179,921
Lenovo Group Ltd.	532,000	427,657
Sinotruk Hong Kong Ltd.	345,500	198,383
TOTAL HONG KONG		805,961
India - 3.2%
Axis Bank Ltd.	15,390	338,263
Bharti Airtel Ltd.	51,651	258,855
Grasim Industries Ltd.	2,348	152,745
Common Stocks - continued
	Shares	Value
India - continued
Housing Development and Infrastructure Ltd. (a)	37,732	$ 67,287
Indiabulls Real Estate Ltd.	125,168	133,299
ITC Ltd.	138,460	727,105
JK Cement Ltd. (a)	14,380	67,363
Larsen & Toubro Ltd.	11,459	346,475
Lupin Ltd. (a)	16,696	175,773
Maruti Suzuki India Ltd.	12,229	326,811
Phoenix Mills Ltd. (a)	5,122	19,106
Power Grid Corp. of India Ltd.	70,024	148,364
SREI Infrastructure Finance Ltd.	485,175	242,114
State Bank of India	7,746	303,801
TOTAL INDIA		3,307,361
Indonesia - 1.7%
PT Bakrieland Development Tbk (a)	15,113,500	102,277
PT Bank Tabungan Negara Tbk	1,521,500	240,778
PT Indo Tambangraya Megah Tbk	53,500	226,420
PT Jasa Marga Tbk	449,500	271,430
PT Telkomunikasi Indonesia Tbk:
Series B	58,500	59,416
sponsored ADR	21,864	888,772
TOTAL INDONESIA		1,789,093
Israel - 0.4%
Bezeq Israeli Telecommunication Corp. Ltd.	140,100	170,848
Check Point Software Technologies Ltd. (a)	1,900	84,607
NICE Systems Ltd. sponsored ADR (a)	5,700	189,810
TOTAL ISRAEL		445,265
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan GDR unit (a)	30,100	214,011
Kenya - 0.5%
Equity Bank Ltd.	1,027,600	292,652
Safaricom Ltd.	3,989,903	206,172
TOTAL KENYA		498,824
Korea (South) - 9.7%
AMOREPACIFIC Group, Inc.	973	419,427
E-Mart Co. Ltd.	2,387	517,761
GS Engineering & Construction Corp.	4,567	257,185
Hana Financial Group, Inc.	19,890	579,195
Hyundai Heavy Industries Co. Ltd.	1,411	296,352
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Hyundai Industrial Development & Construction Co.	5,380	$ 96,713
KB Financial Group, Inc.	22,190	754,780
Kia Motors Corp.	1,710	95,042
Korea Electric Power Corp. (a)	10,540	273,457
Korean Reinsurance Co.	16,820	165,065
KT&G Corp.	6,796	517,965
LG Chemical Ltd.	1,768	496,192
LS Industrial Systems Ltd.	5,350	334,645
Orion Corp.	334	313,684
POSCO sponsored ADR	4,400	344,872
Samsung Electronics Co. Ltd.	2,887	3,468,666
Samsung Fire & Marine Insurance Co. Ltd.	2,412	527,608
Shinhan Financial Group Co. Ltd.	11,860	407,364
Shinhan Financial Group Co. Ltd. sponsored ADR	4,828	165,214
TOTAL KOREA (SOUTH)		10,031,187
Luxembourg - 0.3%
Subsea 7 SA	15,100	331,330
Malaysia - 0.5%
Axiata Group Bhd	136,700	293,057
Petronas Dagangan Bhd	32,500	235,588
TOTAL MALAYSIA		528,645
Mexico - 3.4%
America Movil SAB de CV Series L sponsored ADR	44,120	1,115,795
CEMEX SA de CV sponsored ADR	41,288	373,244
Desarrolladora Homex SAB de CV sponsored ADR (a)	7,350	97,388
El Puerto de Liverpool SA Class C	20,900	187,308
Fibra Uno Administracion SA de CV	95,000	250,306
Fomento Economico Mexicano SAB de CV sponsored ADR	5,200	471,172
Grupo Comercial Chedraui de CV	73,700	198,518
Grupo Televisa SA de CV (CPO) sponsored ADR	34,300	775,180
TOTAL MEXICO		3,468,911
Netherlands - 0.1%
ASML Holding NV (Netherlands)	2,775	152,548
Nigeria - 1.2%
Guaranty Trust Bank PLC	627,668	79,128
Guaranty Trust Bank PLC GDR (Reg. S)	69,900	433,380
Zenith Bank PLC	5,943,111	681,872
TOTAL NIGERIA		1,194,380
Common Stocks - continued
	Shares	Value
Norway - 0.9%
ElectroMagnetic GeoServices ASA (a)	102,680	$ 223,323
Petroleum Geo-Services ASA	8,800	151,727
TGS Nopec Geophysical Co. ASA	16,928	576,015
TOTAL NORWAY		951,065
Panama - 0.4%
Copa Holdings SA Class A	4,200	389,844
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	6,000	214,560
Philippines - 1.1%
Metro Pacific Investments Corp.	2,899,000	292,016
Metropolitan Bank & Trust Co.	138,200	319,440
Robinsons Land Corp.	1,121,000	518,224
TOTAL PHILIPPINES		1,129,680
Poland - 0.8%
Eurocash SA	14,100	172,195
Powszechny Zaklad Ubezpieczen SA	5,375	627,966
TOTAL POLAND		800,161
Russia - 5.8%
Bank St. Petersburg OJSC	41,600	76,567
DIXY Group OJSC (a)	17,805	188,095
Gazprom OAO sponsored ADR	70,532	644,662
LSR Group OJSC GDR (Reg. S)	24,100	116,042
Lukoil Oil Co. (a)	3,200	194,292
Magnit OJSC	1,822	259,555
Magnit OJSC GDR (Reg. S)	4,900	173,950
Magnitogorsk Iron & Steel Works OJSC unit (a)	30,900	133,241
Mobile TeleSystems OJSC (a)	80,060	589,037
Mobile TeleSystems OJSC sponsored ADR	28,390	486,605
NOVATEK OAO GDR (Reg. S)	5,200	592,800
OGK-4 OJSC (a)	6,094,400	500,679
Raspadskaya OAO (a)	38,412	75,745
Rosneft Oil Co. OJSC	14,500	107,608
RusHydro JSC sponsored ADR	67,240	159,628
Sberbank (Savings Bank of the Russian Federation)	379,050	1,109,639
Sistema JSFC (a)	156,700	117,879
TNK-BP Holding	49,360	100,764
Uralkali OJSC GDR (Reg. S)	9,100	356,538
TOTAL RUSSIA		5,983,326
Common Stocks - continued
	Shares	Value
Singapore - 0.9%
First Resources Ltd.	277,000	$ 465,527
Global Logistic Properties Ltd.	201,000	423,487
TOTAL SINGAPORE		889,014
South Africa - 2.9%
AngloGold Ashanti Ltd.	9,100	307,447
Aspen Pharmacare Holdings Ltd.	17,500	318,892
Blue Label Telecoms Ltd.	171,800	133,546
Impala Platinum Holdings Ltd.	29,100	523,559
JSE Ltd.	54,670	443,443
Life Healthcare Group Holdings Ltd.	72,400	273,797
Naspers Ltd. Class N	11,500	746,595
Reunert Ltd.	18,500	162,967
Wilson Bayly Holmes-Ovcon Ltd.	3,600	58,999
TOTAL SOUTH AFRICA		2,969,245
Taiwan - 5.5%
Asia Cement Corp.	186,430	232,319
Cheng Uei Precision Industries Co. Ltd.	135,339	299,775
Chinatrust Financial Holding Co. Ltd.	640,042	352,779
Chroma ATE, Inc.	74,000	140,856
Hon Hai Precision Industry Co. Ltd. (Foxconn)	209,500	636,174
MediaTek, Inc.	37,000	411,041
Synnex Technology International Corp.	155,000	327,936
Taiwan Fertilizer Co. Ltd.	99,000	235,892
Taiwan Mobile Co. Ltd.	95,000	331,736
Taiwan Semiconductor Manufacturing Co. Ltd.	408,000	1,243,307
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	45,700	726,630
Unified-President Enterprises Corp.	279,660	494,025
Yuanta Financial Holding Co. Ltd.	576,000	260,294
TOTAL TAIWAN		5,692,764
Thailand - 0.8%
Bangkok Bank Public Co. Ltd. (For. Reg.)	92,900	548,252
PTT Global Chemical PCL (For. Reg.)	124,400	247,421
TOTAL THAILAND		795,673
Turkey - 0.8%
Aygaz A/S	52,000	239,621
TAV Havalimanlari Holding A/S	62,000	307,838
Turkiye Is Bankasi A/S Series C	84,900	288,921
TOTAL TURKEY		836,380
Common Stocks - continued
	Shares	Value
United Kingdom - 0.6%
Evraz PLC	32,100	$ 122,355
Hikma Pharmaceuticals PLC	15,011	179,137
Kazakhmys PLC	26,800	306,632
TOTAL UNITED KINGDOM		608,124
United States of America - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	6,300	419,895
CTC Media, Inc.	20,050	168,220
Universal Display Corp. (a)	9,027	295,905
TOTAL UNITED STATES OF AMERICA		884,020
TOTAL COMMON STOCKS (Cost $67,155,590)		72,575,102
Nonconvertible Preferred Stocks - 1.9%

Korea (South) - 1.0%
Hyundai Motor Co. Series 2	9,913	650,066
Samsung Electronics Co. Ltd.	467	339,225
TOTAL KOREA (SOUTH)		989,291
Russia - 0.9%
Sberbank (Savings Bank of the Russian Federation) (a)	209,600	441,379
Surgutneftegaz JSC	833,750	516,404
TOTAL RUSSIA		957,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,906,405)		1,947,074
Nonconvertible Bonds - 7.3%
	Principal Amount
Bermuda - 0.2%
Qtel International Finance Ltd. 5% 10/19/25 (e)	$ 200,000	226,260
Canada - 0.2%
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)	200,000	238,500
Cayman Islands - 0.1%
Odebrecht Finance Ltd. 7.5% (e)(f)	100,000	107,000
Chile - 0.1%
Corporacion Nacional del Cobre de Chile (Codelco) 6.15% 10/24/36 (e)	100,000	130,477
Nonconvertible Bonds - continued
	Principal Amount	Value
Costa Rica - 0.2%
Instituto Costarricense de Electricidad 6.95% 11/10/21 (e)	$ 200,000	$ 222,500
Croatia - 0.2%
Agrokor d.d. 8.875% 2/1/20 (e)	200,000	208,000
Georgia - 0.2%
JSC Georgian Railway 7.75% 7/11/22 (e)	200,000	224,000
Guatemala - 0.1%
Industrial Senior Trust 5.5% 11/1/22 (e)	100,000	101,000
Indonesia - 0.8%
PT Pertamina Persero:
5.25% 5/23/21 (e)	550,000	611,875
6.5% 5/27/41 (e)	200,000	237,000
TOTAL INDONESIA		848,875
Ireland - 0.2%
Vnesheconombank Via VEB Finance PLC 5.375% 2/13/17 (e)	200,000	219,250
Israel - 0.2%
Israel Electric Corp. Ltd. 6.7% 2/10/17 (e)	200,000	218,500
Kazakhstan - 0.2%
Zhaikmunai Finance BV 10.5% 10/19/15 (e)	150,000	164,625
Mexico - 0.4%
Petroleos Mexicanos:
5.5% 1/21/21	250,000	294,000
6.625% (e)(f)	100,000	107,250
TOTAL MEXICO		401,250
Netherlands - 0.8%
Access Finance BV 7.25% 7/25/17 (e)	200,000	209,500
KazMunaiGaz Finance Sub BV:
6.375% 4/9/21 (e)	100,000	118,750
9.125% 7/2/18 (e)	150,000	195,000
11.75% 1/23/15 (e)	100,000	119,880
Majapahit Holding BV 8% 8/7/19 (e)	100,000	127,000
TOTAL NETHERLANDS		770,130
Philippines - 0.2%
Power Sector Assets and Liabilities Management Corp. 7.39% 12/2/24 (e)	125,000	174,850
Nonconvertible Bonds - continued
	Principal Amount	Value
Sweden - 0.2%
PKO Finance AB 4.63% 9/26/22 (e)	$ 200,000	$ 206,500
Trinidad & Tobago - 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (e)	100,000	132,000
Turkey - 0.1%
Akbank T.A.S. 3.875% 10/24/17 (e)	150,000	148,500
United States of America - 0.5%
Pemex Project Funding Master Trust:
6.625% 6/15/35	200,000	251,000
8.625% 2/1/22	175,000	221,375
TOTAL UNITED STATES OF AMERICA		472,375
Venezuela - 2.3%
Petroleos de Venezuela SA:
4.9% 10/28/14	1,100,000	1,014,750
5.375% 4/12/27	400,000	251,000
5.5% 4/12/37	600,000	363,000
8.5% 11/2/17 (e)	450,000	402,750
12.75% 2/17/22 (e)	300,000	306,750
TOTAL VENEZUELA		2,338,250
TOTAL NONCONVERTIBLE BONDS (Cost $6,911,731)		7,552,842
Government Obligations - 17.2%

Aruba - 0.2%
Aruba Government 4.625% 9/14/23 (e)	200,000	199,500
Barbados - 0.1%
Barbados Government 7% 8/4/22 (e)	100,000	101,500
Belarus - 0.3%
Belarus Republic:
8.75% 8/3/15 (Reg. S)	225,000	222,188
8.95% 1/26/18	100,000	98,750
TOTAL BELARUS		320,938
Belize - 0.1%
Belize Government 8.5% 2/20/29 (c)(e)	150,000	60,000
Bermuda - 0.1%
Bermuda Government 5.603% 7/20/20 (e)	100,000	116,500
Government Obligations - continued
	Principal Amount	Value
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (e)	$ 200,000	$ 200,500
Brazil - 1.3%
Brazilian Federative Republic:
7.125% 1/20/37	200,000	300,500
10.125% 5/15/27	150,000	271,500
12.25% 3/6/30	350,000	721,000
TOTAL BRAZIL		1,293,000
Cayman Islands - 0.1%
Cayman Island Government 5.95% 11/24/19 (e)	100,000	116,500
Colombia - 0.2%
Colombian Republic 10.375% 1/28/33	90,000	165,150
Congo - 0.1%
Congo Republic 3% 6/30/29 (d)	95,000	79,800
Croatia - 0.5%
Croatia Republic:
6.25% 4/27/17 (e)	200,000	219,500
6.375% 3/24/21 (e)	200,000	227,000
6.625% 7/14/20 (e)	100,000	115,130
TOTAL CROATIA		561,630
Ecuador - 0.2%
Ecuador Republic 9.375% 12/15/15 (e)	236,000	238,360
El Salvador - 0.2%
El Salvador Republic 7.375% 12/1/19 (e)	175,000	203,875
Ghana - 0.1%
Ghana Republic 8.5% 10/4/17 (e)	100,000	116,000
Guatemala - 0.2%
Guatemalan Republic 5.75% 6/6/22 (e)	200,000	228,500
Hungary - 0.5%
Hungarian Republic:
4.75% 2/3/15	365,000	373,687
7.625% 3/29/41	100,000	118,000
TOTAL HUNGARY		491,687
Government Obligations - continued
	Principal Amount	Value
Iceland - 0.2%
Republic of Iceland:
4.875% 6/16/16 (e)	$ 100,000	$ 104,625
5.875% 5/11/22 (e)	100,000	109,750
TOTAL ICELAND		214,375
Indonesia - 0.4%
Indonesian Republic:
7.75% 1/17/38 (e)	175,000	264,915
8.5% 10/12/35 (e)	100,000	160,250
TOTAL INDONESIA		425,165
Iraq - 0.5%
Republic of Iraq 5.8% 1/15/28 (Reg. S)	550,000	514,250
Ivory Coast - 0.5%
Ivory Coast 3.75% 12/31/32 (c)(d)	575,000	516,063
Latvia - 0.2%
Latvian Republic 5.25% 2/22/17 (e)	200,000	220,500
Lebanon - 0.5%
Lebanese Republic:
6.1% 10/4/22	190,000	192,613
11.625% 5/11/16 (Reg. S)	250,000	305,000
TOTAL LEBANON		497,613
Lithuania - 0.5%
Lithuanian Republic:
6.125% 3/9/21 (e)	100,000	119,750
6.625% 2/1/22 (e)	200,000	247,000
7.375% 2/11/20 (e)	100,000	127,125
TOTAL LITHUANIA		493,875
Mexico - 0.7%
United Mexican States:
5.75% 10/12/10	124,000	146,320
6.05% 1/11/40	200,000	266,000
6.75% 9/27/34	200,000	282,000
TOTAL MEXICO		694,320
Namibia - 0.2%
Republic of Namibia 5.5% 11/3/21 (e)	200,000	223,320
Government Obligations - continued
	Principal Amount	Value
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	$ 250,000	$ 279,375
Nigeria - 0.6%
Republic of Nigeria 6.75% 1/28/21 (e)	550,000	631,125
Panama - 0.3%
Panamanian Republic:
8.875% 9/30/27	55,000	89,238
9.375% 4/1/29	150,000	257,250
TOTAL PANAMA		346,488
Peru - 0.6%
Peruvian Republic 8.75% 11/21/33	345,000	600,300
Philippines - 1.1%
Philippine Republic:
6.375% 10/23/34	150,000	208,500
7.75% 1/14/31	125,000	193,125
10.625% 3/16/25	425,000	746,938
TOTAL PHILIPPINES		1,148,563
Poland - 0.2%
Polish Government:
5% 3/23/22	35,000	40,819
6.375% 7/15/19	135,000	168,075
TOTAL POLAND		208,894
Qatar - 0.3%
State of Qatar 5.75% 1/20/42 (e)	200,000	257,000
Romania - 0.2%
Romanian Republic 6.75% 2/7/22 (e)	190,000	219,450
Russia - 1.7%
Russian Federation:
5.625% 4/4/42 (e)	200,000	241,000
7.5% 3/31/30 (Reg. S)	697,500	882,338
11% 7/24/18 (Reg. S)	200,000	293,000
12.75% 6/24/28 (Reg. S)	175,000	345,188
TOTAL RUSSIA		1,761,526
Senegal - 0.2%
Republic of Senegal 8.75% 5/13/21 (e)	200,000	242,000
Serbia - 0.0%
Republic of Serbia 6.75% 11/1/24 (e)	41,667	41,250
Government Obligations - continued
	Principal Amount	Value
Slovakia - 0.2%
Slovakia Republic 4.375% 5/21/22 (e)	$ 200,000	$ 214,000
Slovenia - 0.2%
Republic of Slovenia 5.5% 10/26/22 (e)	200,000	199,500
South Africa - 0.1%
South African Republic 4.665% 1/17/24	100,000	110,250
Sri Lanka - 0.3%
Democratic Socialist Republic of Sri Lanka:
5.875% 7/25/22 (e)	200,000	221,000
6.25% 10/4/20 (e)	100,000	112,500
TOTAL SRI LANKA		333,500
Turkey - 1.3%
Turkish Republic:
7% 6/5/20	300,000	375,000
7.5% 7/14/17	100,000	121,000
11.875% 1/15/30	450,000	855,000
TOTAL TURKEY		1,351,000
Ukraine - 0.3%
Ukraine Government:
7.75% 9/23/20 (e)	100,000	104,370
9.25% 7/24/17 (e)	200,000	217,760
TOTAL UKRAINE		322,130
Uruguay - 0.1%
Uruguay Republic 7.625% 3/21/36	75,000	116,250
Venezuela - 0.9%
Venezuelan Republic:
7.75% 10/13/19 (Reg. S)	85,000	73,738
11.75% 10/21/26 (Reg. S)	300,000	300,750
11.95% 8/5/31 (Reg. S)	350,000	354,375
12.75% 8/23/22	135,000	144,113
TOTAL VENEZUELA		872,976
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (e)	200,000	201,400
TOTAL GOVERNMENT OBLIGATIONS (Cost $15,928,776)		17,749,898
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $3,099,243)	3,099,243	$ 3,099,243
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $95,001,745)		102,924,159
NET OTHER ASSETS (LIABILITIES) - 0.1%		102,208
NET ASSETS - 100%		$ 103,026,367
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,907,822 or 11.6% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,818
Fidelity Securities Lending Cash Central Fund	315
Total	$ 4,133
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,231,147	$ 6,231,147	$ -	$ -
Consumer Staples	6,577,159	6,577,159	-	-
Energy	9,569,545	9,569,545	-	-
Financials	19,085,912	18,331,132	754,780	-
Health Care	947,599	947,599	-	-
Industrials	5,289,474	5,289,474	-	-
Information Technology	10,115,607	8,719,752	1,395,855	-
Materials	9,131,743	8,671,551	460,192	-
Telecommunication Services	5,177,656	4,888,469	289,187	-
Utilities	2,396,334	2,122,877	273,457	-
Corporate Bonds	7,552,842	-	7,552,842	-
Government Obligations	17,749,898	-	17,749,898	-
Money Market Funds	3,099,243	3,099,243	-	-
Total Investments in Securities:	$ 102,924,159	$ 74,447,948	$ 28,476,211	$ -
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.6%
BBB	10.7%
BB	4.5%
B	5.0%
CCC,CC,C	0.3%
Not Rated	2.4%
Equities	72.4%
Short-Term Investments and Net Other Assets	3.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $91,902,502)	$ 99,824,916
Fidelity Central Funds (cost $3,099,243)	3,099,243
Total Investments (cost $95,001,745)		$ 102,924,159
Cash		705,020
Foreign currency held at value (cost $27,710)		27,720
Receivable for investments sold		768,066
Receivable for fund shares sold		90,619
Dividends receivable		92,479
Interest receivable		361,664
Distributions receivable from Fidelity Central Funds		312
Receivable from investment adviser for expense reductions		32,905
Other receivables		7,009
Total assets		105,009,953

Liabilities
Payable for investments purchased	$ 1,645,445
Payable for fund shares redeemed	67,594
Accrued management fee	69,068
Distribution and service plan fees payable	8,928
Other affiliated payables	20,243
Other payables and accrued expenses	172,308
Total liabilities		1,983,586

Net Assets		$ 103,026,367
Net Assets consist of:
Paid in capital		$ 95,354,127
Undistributed net investment income		1,406,377
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,593,639)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,859,502
Net Assets		$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,675,347 ÷ 706,507 shares)	$ 10.86

Maximum offering price per share (100/94.25 of $10.86)	$ 11.52
Class T: Net Asset Value and redemption price per share ($5,822,909 ÷ 537,125 shares)	$ 10.84

Maximum offering price per share (100/96.50 of $10.84)	$ 11.23
Class C: Net Asset Value and offering price per share ($5,824,450 ÷ 539,492 shares)A	$ 10.80

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($81,416,417 ÷ 7,478,534 shares)	$ 10.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,287,244 ÷ 210,097 shares)	$ 10.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		For the period November 1, 2011 (commencement of operations) to October 31, 2012

Investment Income
Dividends		$ 1,585,174
Interest		1,369,434
Income from Fidelity Central Funds		4,133
Income before foreign taxes withheld		2,958,741
Less foreign taxes withheld		(172,929)
Total income		2,785,812

Expenses
Management fee	$ 633,456
Transfer agent fees	147,018
Distribution and service plan fees	91,027
Accounting and security lending fees	40,641
Custodian fees and expenses	250,107
Independent trustees' compensation	459
Registration fees	129,540
Audit	59,305
Legal	288
Miscellaneous	484
Total expenses before reductions	1,352,325
Expense reductions	(179,390)	1,172,935
Net investment income (loss)		1,612,877
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,465)	(1,514,743)
Foreign currency transactions	(71,319)
Total net realized gain (loss)		(1,586,062)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $61,936)	7,860,478
Assets and liabilities in foreign currencies	(976)
Total change in net unrealized appreciation (depreciation)		7,859,502
Net gain (loss)		6,273,440
Net increase (decrease) in net assets resulting from operations		$ 7,886,317

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,612,877
Net realized gain (loss)	(1,586,062)
Change in net unrealized appreciation (depreciation)	7,859,502
Net increase (decrease) in net assets resulting from operations	7,886,317
Distributions to shareholders from net investment income	(96,645)
Share transactions - net increase (decrease)	95,209,478
Redemption fees	27,217
Total increase (decrease) in net assets	103,026,367

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,406,377)	$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.20
Net realized and unrealized gain (loss)	.68
Total from investment operations	.88
Distributions from net investment income	(.02)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.86
Total Return A, B	8.80%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%
Expenses net of fee waivers, if any	1.65%
Expenses net of all reductions	1.62%
Net investment income (loss)	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,675
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.17
Net realized and unrealized gain (loss)	.68
Total from investment operations	.85
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.84
Total Return A, B	8.56%
Ratios to Average Net Assets D, G
Expenses before reductions	2.10%
Expenses net of fee waivers, if any	1.90%
Expenses net of all reductions	1.87%
Net investment income (loss)	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,823
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.12
Net realized and unrealized gain (loss)	.69
Total from investment operations	.81
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.80
Total Return A, B	8.07%
Ratios to Average Net Assets D, G
Expenses before reductions	2.63%
Expenses net of fee waivers, if any	2.40%
Expenses net of all reductions	2.37%
Net investment income (loss)	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,824
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.22
Net realized and unrealized gain (loss)	.69
Total from investment operations	.91
Distributions from net investment income	(.02)
Redemption fees added to paid in capital B, G	-
Net asset value, end of period	$ 10.89
Total Return A	9.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.60%
Expenses net of fee waivers, if any	1.40%
Expenses net of all reductions	1.38%
Net investment income (loss)	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,416
Portfolio turnover rate D	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.22
Net realized and unrealized gain (loss)	.69
Total from investment operations	.91
Distributions from net investment income	(.02)
Redemption fees added to paid in capital B, G	-
Net asset value, end of period	$ 10.89
Total Return A	9.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.62%
Expenses net of fee waivers, if any	1.40%
Expenses net of all reductions	1.37%
Net investment income (loss)	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,287
Portfolio turnover rate D	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,983,917
Gross unrealized depreciation	(3,416,206)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,567,711

Tax Cost	$ 95,356,448

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,401,667
Capital loss carryforward	$ (1,234,216)
Net unrealized appreciation (depreciation)	$ 7,566,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (1,234,216)

The tax character of distributions paid was as follows:

October 31, 2012
Ordinary Income	$ 96,645

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $144,030,449 and $50,601,679, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,320	$ 13,743
Class T	.25%	.25%	22,574	15,459
Class C	.75%	.25%	53,133	52,688
			$ 91,027	$ 81,890

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,010
Class T	842
Class C*	51
$ 2,903

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,782.19
Class T	8,511.19
Class C	10,121.19
Total Emerging Markets	112,796.19
Institutional Class	3,808.18
	$ 147,018

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $435 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $127 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

7. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $315. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Effective November 1, 2011, FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 13,791
Class T	1.90%	9,129
Class C	2.40%	12,487
Total Emerging Markets	1.40%	120,371
Institutional Class	1.40%	4,771
		$ 160,549

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,638 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $203.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended October 31, 2012 A
From net investment income
Class A	$ 9,099
Class T	4,204
Class C	3,000
Total Emerging Markets	75,940
Institutional Class	4,402
Total	$ 96,645

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2012 A	Period ended October 31, 2012 A
Class A
Shares sold	723,537	$ 7,311,002
Reinvestment of distributions	949	9,099
Shares redeemed	(17,979)	(179,387)
Net increase (decrease)	706,507	$ 7,140,714
Class T
Shares sold	597,107	$ 6,082,522
Reinvestment of distributions	439	4,204
Shares redeemed	(60,421)	(637,924)
Net increase (decrease)	537,125	$ 5,448,802
Class C
Shares sold	540,321	$ 5,429,037
Reinvestment of distributions	314	3,000
Shares redeemed	(1,143)	(12,081)
Net increase (decrease)	539,492	$ 5,419,956
Total Emerging Markets
Shares sold	8,901,615	$ 89,854,661
Reinvestment of distributions	7,686	73,759
Shares redeemed	(1,430,767)	(14,834,512)
Net increase (decrease)	7,478,534	$ 75,093,908
Institutional Class
Shares sold	209,638	$ 2,101,696
Reinvestment of distributions	459	4,402
Net increase (decrease)	210,097	$ 2,106,098

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the period indicated and the financial highlights for each of the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/12	12/7/12	$0.169	$0.014

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

December 23, 2011	Income	Taxes
Institutional Class	$0.014	$0.0009
December 29, 2011
Institutional Class	$0.008	$0.0000

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

December 23, 2011
Institutional Class	48%
December 29, 2011
Institutional Class	50%

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operation shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Total Emerging Markets Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each of Class A and the retail class of the fund ranked below its competitive median for the period, the total expense ratio of Class C ranked equal to its competitive median for the period, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2012.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ATEKI-UANN-1212
1.931260.100

Fidelity®

Emerging Markets Discovery

Fund
and Fidelity®

Total Emerging Markets

Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Fidelity® Emerging Markets Discovery Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Fidelity Total Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months..
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Emerging Markets Discovery Fund's cumulative total return and show you what would have happened if Fidelity® Emerging Markets Discovery Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Fidelity Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks gained 2.98% for the year ending October 31, 2012, as measured by the MSCI® Emerging Markets Index. After some early choppiness, the index rallied strongly in the first two months of 2012 but retreated from March through May amid renewed concerns about Europe's sovereign debt crisis and continued economic sluggishness in key countries such as China and Brazil. A general uptrend in the final five months of the period lifted the index into positive territory for the full year, despite the head wind of a generally stronger U.S. dollar. Major benchmark component Brazil was a drag on performance, falling roughly 13%. The nation's inflation rate crept higher while economic growth ebbed, creating an unfavorable backdrop for stocks here. India's market retreated about 5%, while Russia gave up 4%. Conversely, Hong Kong advanced approximately 17%, aided by rebounding shares of property developers, while South Africa added 7%, China rose roughly 5% and South Korea and Taiwan gained about 4% and 1%, respectively. Sentiment about Chinese stocks improved following the government's September approval of massive outlays for infrastructure projects, in hopes of halting that nation's economic slowdown. However, China's ongoing transition to new Communist Party leadership created uncertainty that kept some investors on the sidelines.

Comments from Ashish Swarup, Portfolio Manager of Fidelity® Emerging Markets Discovery Fund: From its inception on November 1, 2011, through October 31, 2012, the fund's Retail Class shares rose 19.35%, easily outpacing the 5.96% gain of the MSCI® Emerging Markets SMID Cap Index. My focus on high-quality, steady growers worked well during this volatile period, including a stake in Uni-President Enterprises, Taiwan's largest food and beverage producer with a stake in local convenience stores. The fund benefited from its large out-of-benchmark position in the stock, which rose steadily for much of the period. South Korea's Yuhan was a standout value play. By spring 2012, shares of the health care products manufacturer were trading at an extremely cheap valuation. Establishing a position in May turned out to be the right call, as investors began to believe in the strength of the company's franchise and drove up the stock through period end, leaving Yuhan as the fund's top contributor. Among major detractors was Lianhua Supermarket Holdings. The Chinese grocery chain faced a difficult macroeconomic environment in that country, as well as government-imposed restrictions on coupons and gift cards, which hurt the chain's profits and its stock price. Exposure to India through two exchange-traded funds (since sold) also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.70%
Actual		$ 1,000.00	$ 1,072.10	$ 8.85
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.62
Class T	1.95%
Actual		$ 1,000.00	$ 1,071.30	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,015.33	$ 9.88
Class C	2.45%
Actual		$ 1,000.00	$ 1,068.70	$ 12.74
HypotheticalA		$ 1,000.00	$ 1,012.82	$ 12.40
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 1,073.90	$ 7.56
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35
Institutional Class	1.45%
Actual		$ 1,000.00	$ 1,073.90	$ 7.56
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Unified-President Enterprises Corp. (Taiwan, Food Products)	1.4	2.1
LG Corp. (Korea (South), Industrial Conglomerates)	1.4	0.8
BS Financial Group, Inc. (Korea (South), Commercial Banks)	1.3	0.9
China Insurance International Holdings Co. Ltd. (Hong Kong, Insurance)	1.2	0.6
Samson Holding Ltd. (Cayman Islands, Household Durables)	1.2	0.9
	6.5
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	18.1
Consumer Staples	17.3	16.5
Industrials	14.5	14.0
Consumer Discretionary	12.7	11.1
Information Technology	11.3	10.2
Top Five Countries as of October 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan	14.1	13.5
Korea (South)	12.8	13.1
India	9.2	0.9
South Africa	8.9	8.5
Cayman Islands	8.3	7.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
Stocks and Investment Companies 97.2%	Stocks and Investment Companies 96.0%
Short-Term Investments and Net Other Assets (Liabilities) 2.8%	Short-Term Investments and Net Other Assets (Liabilities) 4.0%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Bailiwick of Jersey - 0.9%
Atrium European Real Estate Ltd.	73,315	$ 414,414
Bermuda - 6.4%
ARA Asset Management Ltd. (c)	282,000	366,429
GP Investments Ltd. (depositary receipt) (a)	144,317	333,250
Pacific Basin Shipping Ltd.	848,000	454,087
Texwinca Holdings Ltd.	452,000	359,848
Trinity Ltd.	456,000	319,492
Vtech Holdings Ltd.	30,500	362,259
Wilson Sons Ltd. unit	25,655	356,205
Yue Yuen Industrial (Holdings) Ltd.	112,500	388,304
TOTAL BERMUDA		2,939,874
Brazil - 3.0%
Duratex SA	53,339	371,079
LPS Brasil Consultoria de Imoveis SA	16,628	285,723
Oi SA	61,940	292,765
Porto Seguro SA	39,080	415,612
TOTAL BRAZIL		1,365,179
Cayman Islands - 8.3%
ASM Pacific Technology Ltd.	30,400	338,909
Boer Power Holdings Ltd.	1,149,000	415,120
Haitian International Holdings Ltd.	235,000	290,185
Kingboard Chemical Holdings Ltd.	117,500	349,465
Lee & Man Paper Manufacturing Ltd.	781,000	410,148
O-Net Communications Group Ltd.	1,397,000	369,527
Samson Holding Ltd.	3,736,000	535,088
Value Partners Group Ltd.	725,000	395,707
Yingde Gases Group Co. Ltd.	406,000	385,043
Yip's Chemical Holdings Ltd.	450,105	303,746
TOTAL CAYMAN ISLANDS		3,792,938
Chile - 5.1%
Compania Cervecerias Unidas SA sponsored ADR	6,256	443,738
Embotelladora Andina SA sponsored ADR	10,053	380,808
Isapre CruzBlanca SA	377,800	494,520
Parque Arauco SA	188,928	431,533
Quinenco SA	123,729	352,299
Sociedad Matriz SAAM SA	2,030,814	237,417
TOTAL CHILE		2,340,315
Common Stocks - continued
	Shares	Value
China - 4.1%
China BlueChemical Ltd. (H Shares)	726,000	$ 459,953
China Oilfield Services Ltd. (H Shares)	178,000	337,624
China Shipping Development Co. Ltd. (H Shares)	776,000	407,523
Dongfeng Motor Group Co. Ltd. (H Shares)	286,000	354,269
Lianhua Supermarket Holdings Ltd. (H Shares)	416,000	336,018
TOTAL CHINA		1,895,387
Colombia - 0.7%
Bolsa de Valores de Colombia	17,742,190	311,884
Hong Kong - 4.2%
China Insurance International Holdings Co. Ltd. (a)	329,400	564,439
China Resources Power Holdings Co. Ltd.	172,000	368,411
Dah Chong Hong Holdings Ltd.	364,000	343,332
Television Broadcasts Ltd.	45,000	335,320
Vitasoy International Holdings Ltd.	346,000	328,586
TOTAL HONG KONG		1,940,088
India - 9.2%
Britannia Industries Ltd. (a)	39,964	359,234
Container Corp. of India Ltd.	18,029	336,437
DB Corp. Ltd.	72,284	281,519
Max India Ltd. (a)	82,604	371,683
Oberoi Realty Ltd. (a)	74,721	379,195
Pidilite Industries Ltd. (a)	92,320	329,953
Piramal Enterprises Ltd.	39,631	365,779
Punjab National Bank	28,154	399,512
Redington India Ltd.	205,537	309,614
Satyam Computer Services Ltd. (a)	232,067	470,992
Smithkline Beecham Consumer Healthcare Ltd.	4,666	263,370
Trent Ltd.	17,012	351,954
TOTAL INDIA		4,219,242
Indonesia - 2.2%
PT Astra Graphia Tbk	2,285,500	333,127
PT Kalbe Farma Tbk	3,550,500	358,560
PT Ramayana Lestari Sentosa Tbk	2,877,000	332,479
TOTAL INDONESIA		1,024,166
Kenya - 0.8%
Safaricom Ltd.	6,662,734	344,287
Korea (South) - 12.8%
AMOREPACIFIC Corp.	338	384,401
Common Stocks - continued
	Shares	Value
Korea (South) - continued
BS Financial Group, Inc.	52,000	$ 589,001
DuzonBizon Co. Ltd. (a)	28,320	285,714
E-Mart Co. Ltd.	1,665	361,153
Green Cross Holdings Corp.	30,650	477,887
Kiwoom Securities Co. Ltd.	6,127	310,194
LG Corp.	10,280	627,933
LG Fashion Corp.	12,330	343,782
LG Household & Health Care Ltd.	841	494,425
Nong Shim Co. Ltd.	1,612	381,444
S1 Corp.	6,266	378,148
Samsung Fire & Marine Insurance Co. Ltd.	1,804	394,613
Shinsegae Co. Ltd.	1,944	347,678
Yuhan Corp.	2,705	467,654
TOTAL KOREA (SOUTH)		5,844,027
Malaysia - 1.4%
AEON Co. (M) Bhd	96,100	393,739
Top Glove Corp. Bhd	147,900	259,772
TOTAL MALAYSIA		653,511
Mexico - 2.6%
Bolsa Mexicana de Valores SA de CV	184,322	408,087
Grupo Herdez SAB de CV	154,817	419,380
Urbi, Desarrollos Urbanos, SA de CV (a)	556,186	347,032
TOTAL MEXICO		1,174,499
Nigeria - 0.8%
Nestle Foods Nigeria PLC	81,461	350,097
Philippines - 1.9%
BDO Unibank, Inc.	297,477	463,225
Manila Water Co., Inc.	595,400	420,112
TOTAL PHILIPPINES		883,337
Poland - 0.9%
Warsaw Stock Exchange	36,105	424,080
Singapore - 3.8%
Ascendas India Trust	494,000	307,788
Bumitama Agri Ltd.	435,000	358,399
Ezra Holdings Ltd.	359,000	328,156
Global Logistic Properties Ltd.	200,024	421,431
Super Group Ltd. Singapore	156,000	312,051
TOTAL SINGAPORE		1,727,825
Common Stocks - continued
	Shares	Value
South Africa - 8.9%
Advtech Ltd.	501,940	$ 329,392
African Oxygen Ltd.	133,230	301,166
AngloGold Ashanti Ltd.	11,381	384,511
Astral Foods Ltd.	10,979	121,178
Bidvest Group Ltd.	14,700	350,858
Coronation Fund Managers Ltd.	86,000	331,774
JSE Ltd.	41,855	339,497
Nampak Ltd.	123,802	412,642
Reunert Ltd.	49,133	432,814
SA Corporate Real Estate Fund	883,400	359,650
Tiger Brands Ltd.	12,825	407,648
Zeder Investments Ltd.	899,061	300,701
TOTAL SOUTH AFRICA		4,071,831
Sri Lanka - 0.9%
John Keells Holdings Ltd.	253,895	399,994
Taiwan - 14.1%
Chroma ATE, Inc.	155,000	295,036
Cleanaway Co. Ltd.	50,000	347,484
CTCI Corp.	135,000	268,521
Delta Electronics, Inc.	100,000	341,664
E Sun Financial Holdings Co. Ltd.	680,050	341,073
Formosa Optical Technology Co. Ltd.	167,000	428,791
Insyde Software Corp.	82,000	241,986
MJC Probe, Inc.	130,000	191,373
Motech Industries, Inc. (a)	237,000	182,557
Pacific Hospital Supply Co. Ltd.	134,700	392,433
Powertech Technology, Inc.	200,000	310,852
President Chain Store Corp.	71,000	351,232
SIMPLO Technology Co. Ltd.	39,400	194,235
Sinyi Realty, Inc.	273,000	364,498
St. Shine Optical Co. Ltd.	25,000	326,087
Taiwan Hon Chuan Enterprise Co. Ltd.	144,000	306,635
Unified-President Enterprises Corp.	369,890	653,419
Wah Lee Industrial Corp.	250,000	320,096
WPG Holding Co. Ltd.	288,000	348,045
Yungtay Engineering Co. Ltd.	132,000	263,006
TOTAL TAIWAN		6,469,023
Common Stocks - continued
	Shares	Value
Turkey - 1.7%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	30,749	$ 461,449
Enka Insaat ve Sanayi A/S	121,800	323,441
TOTAL TURKEY		784,890
United Arab Emirates - 0.9%
First Gulf Bank PJSC	145,141	412,939
United Kingdom - 0.9%
PZ Cussons PLC Class L	78,416	428,351
TOTAL COMMON STOCKS (Cost $41,546,037)		44,212,178
Investment Companies - 0.7%

Thailand - 0.7%
CPN Retail Growth Leasehold Property Fund (Cost $281,433)	596,600	332,633
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.19% (b) (Cost $986,128)	986,128	986,128
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $42,813,598)		45,530,939
NET OTHER ASSETS (LIABILITIES) - 0.6%		274,943
NET ASSETS - 100%		$ 45,805,882
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $366,429 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,474
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,792,019	$ 5,792,019	$ -	$ -
Consumer Staples	7,897,082	7,897,082	-	-
Energy	665,780	665,780	-	-
Financials	9,765,548	9,366,036	399,512	-
Health Care	3,142,692	3,142,692	-	-
Industrials	6,613,155	6,613,155	-	-
Information Technology	5,245,451	5,245,451	-	-
Materials	3,664,876	3,280,365	384,511	-
Telecommunication Services	637,052	637,052	-	-
Utilities	788,523	788,523	-	-
Investment Companies	332,633	332,633	-	-
Money Market Funds	986,128	986,128	-	-
Total Investments in Securities:	$ 45,530,939	$ 44,746,916	$ 784,023	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $41,827,470)	$ 44,544,811
Fidelity Central Funds (cost $986,128)	986,128
Total Investments (cost $42,813,598)		$ 45,530,939
Cash		8,906
Foreign currency held at value (cost $305,626)		305,686
Receivable for investments sold		253,106
Receivable for fund shares sold		399,571
Dividends receivable		40,734
Distributions receivable from Fidelity Central Funds		359
Receivable from investment adviser for expense reductions		67,146
Other affiliated receivables		73,436
Other receivables		8,980
Total assets		46,688,863

Liabilities
Payable for investments purchased	$ 541,509
Payable for fund shares redeemed	179,125
Accrued management fee	30,100
Distribution and service plan fees payable	2,246
Other affiliated payables	8,926
Other payables and accrued expenses	121,075
Total liabilities		882,981

Net Assets		$ 45,805,882
Net Assets consist of:
Paid in capital		$ 42,091,833
Undistributed net investment income		251,826
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		778,695
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,683,528
Net Assets		$ 45,805,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,670,981 ÷ 140,485 shares)	$ 11.89

Maximum offering price per share (100/94.25 of $11.89)	$ 12.62
Class T: Net Asset Value and redemption price per share ($1,700,385 ÷ 143,256 shares)	$ 11.87

Maximum offering price per share (100/96.50 of $11.87)	$ 12.30
Class C: Net Asset Value and offering price per share ($1,474,059 ÷ 124,755 shares)A	$ 11.82

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($39,135,461 ÷ 3,283,254 shares)	$ 11.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,824,996 ÷ 153,109 shares)	$ 11.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Operations

		For the period November 1, 2011 (commencement of operations) to October 31, 2012

Investment Income
Dividends		$ 634,505
Income from Fidelity Central Funds		1,474
Income before foreign taxes withheld		635,979
Less foreign taxes withheld		(58,290)
Total income		577,689

Expenses
Management fee	$ 176,730
Transfer agent fees	47,994
Distribution and service plan fees	15,564
Accounting fees and expenses	10,679
Custodian fees and expenses	215,734
Independent trustees' compensation	114
Registration fees	125,640
Audit	54,161
Legal	63
Miscellaneous	391
Total expenses before reductions	647,070
Expense reductions	(344,473)	302,597
Net investment income (loss)		275,092
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,717)	832,255
Foreign currency transactions	2,291
Total net realized gain (loss)		834,546
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $33,633)	2,683,708
Assets and liabilities in foreign currencies	(180)
Total change in net unrealized appreciation (depreciation)		2,683,528
Net gain (loss)		3,518,074
Net increase (decrease) in net assets resulting from operations		$ 3,793,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 275,092
Net realized gain (loss)	834,546
Change in net unrealized appreciation (depreciation)	2,683,528
Net increase (decrease) in net assets resulting from operations	3,793,166
Distributions to shareholders from net investment income	(7,760)
Share transactions - net increase (decrease)	41,986,470
Redemption fees	34,006
Total increase (decrease) in net assets	45,805,882

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $251,826)	$ 45,805,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.12
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.88
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C	.02
Net asset value, end of period	$ 11.89
Total Return A, B	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	3.49%
Expenses net of fee waivers, if any	1.70%
Expenses net of all reductions	1.64%
Net investment income (loss)	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,671
Portfolio turnover rate E	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.10
Net realized and unrealized gain (loss)	1.75
Total from investment operations	1.85
Distributions from net investment income	- H
Redemption fees added to paid in capital C	.02
Net asset value, end of period	$ 11.87
Total Return A, B	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	3.77%
Expenses net of fee waivers, if any	1.95%
Expenses net of all reductions	1.89%
Net investment income (loss)	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,700
Portfolio turnover rate E	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.80
Redemption fees added to paid in capital C	.02
Net asset value, end of period	$ 11.82
Total Return A, B	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	4.32%
Expenses net of fee waivers, if any	2.45%
Expenses net of all reductions	2.39%
Net investment income (loss)	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,474
Portfolio turnover rate E	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.15
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.91
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B	.02
Net asset value, end of period	$ 11.92
Total Return A	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	3.02%
Expenses net of fee waivers, if any	1.45%
Expenses net of all reductions	1.39%
Net investment income (loss)	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,135
Portfolio turnover rate D	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.15
Net realized and unrealized gain (loss)	1.76
Total from investment operations	1.91
Distributions from net investment income	(.01)
Redemption fees added to paid in capital B	.02
Net asset value, end of period	$ 11.92
Total Return A	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	3.21%
Expenses net of fee waivers, if any	1.45%
Expenses net of all reductions	1.39%
Net investment income (loss)	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,825
Portfolio turnover rate D	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,167,582
Gross unrealized depreciation	(1,578,547)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,589,035

Tax Cost	$ 42,941,904

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,158,827
Net unrealized appreciation (depreciation)	$ 2,588,855

The tax character of distributions paid was as follows:

October 31, 2012
Ordinary Income	$ 7,760

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $57,435,457 and $16,372,315, respectively.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 2,608	$ 1,238
Class T	.25%	.25%	4,572	2,445
Class C	.75%	.25%	8,384	6,451
			$ 15,564	$ 10,134

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,681
Class T	810
Class C*	15
$ 4,506

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,662.25
Class T	2,086.23
Class C	1,784.21
Emerging Markets Discovery	39,429.23
Institutional Class	2,033.22
	$ 47,994

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Effective November 1, 2011, FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

7. Expense Reductions - continued

Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.70%	$ 18,756
Class T	1.95%	16,693
Class C	2.45%	15,675
Emerging Markets Discovery	1.45%	264,852
Institutional Class	1.45%	16,159
		$ 332,135

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,335 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended October 31, 2012 A
From net investment income
Class A	$ 435
Class T	203
Emerging Markets Discovery	6,522
Institutional Class	600
Total	$ 7,760

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2012 A	Period ended October 31, 2012 A
Class A
Shares sold	197,037	$ 2,112,904
Reinvestment of distributions	46	435
Shares redeemed	(56,598)	(637,589)
Net increase (decrease)	140,485	$ 1,475,750
Class T
Shares sold	182,780	$ 1,990,143
Reinvestment of distributions	22	203
Shares redeemed	(39,546)	(451,707)
Net increase (decrease)	143,256	$ 1,538,639
Class C
Shares sold	161,266	$ 1,743,293
Shares redeemed	(36,511)	(415,821)
Net increase (decrease)	124,755	$ 1,327,472
Emerging Markets Discovery
Shares sold	4,074,333	$ 44,757,138
Reinvestment of distributions	681	6,419
Shares redeemed	(791,760)	(8,744,517)
Net increase (decrease)	3,283,254	$ 36,019,040
Institutional Class
Shares sold	199,001	$ 2,149,513
Reinvestment of distributions	64	600
Shares redeemed	(45,956)	(524,544)
Net increase (decrease)	153,109	$ 1,625,569

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Fidelity Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Total Emerging Markets Fund cumulative total return and show you what would have happened if Fidelity® Total Emerging Markets Fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Fidelity Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Global equities experienced turbulent swings during the 12 months ending October 31, 2012, but still managed a solid gain. Volatility peppered the past year, as a number of macroeconomic concerns weighed on investors, with the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's growth all making headlines. But, stocks in the U.S. and overseas were generally resilient, gaining 8.96% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) Index, largely buttressed by accommodative monetary policy in the United States and Europe, as well as signs that the U.S. housing market was starting to recover. Within the index, U.S. stocks fared best, advancing 15%. Asia-Pacific ex Japan also performed well, gaining roughly 10% on strong returns in Hong Kong and Singapore. Several European markets, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes. However, continued weakness in peripheral European markets caused the region to lag the index overall. Japan, emerging markets and Canada each underperformed, with Japan suffering the most, falling by about 3%. A stronger U.S. dollar dampened results for foreign stocks overall. Global bond markets delivered positive, albeit more-muted returns, with the Barclays® Global Aggregate GDP Weighted Index gaining 4.54%.

Comments from John Carlson, Lead Portfolio Manager of Fidelity® Total Emerging Markets Fund: From its inception on November 1, 2011, through October 31, 2012, the fund's Retail Class shares gained 9.15%. By comparison, the fund's primary benchmark, the MSCI® Emerging Markets Index, returned 5.83%, while the Fidelity Total Emerging Markets Composite IndexSM advanced 10.34%. Performance versus the Composite index was held back by our decision to overweight equities and underweight debt, the latter of which had much stronger performance during the period. Both subportfolios outperformed their respective benchmark, driven by security selection, which largely offset the negative impact of our overall allocation. At launch, the fund split its assets between equities and debt at roughly 67% and 33%, respectively. During the period, we decided to further increase our overweighting in equities, while reducing exposure to EM debt. We made this decision based, in part, on the massive sell-off in global equities as a result of the sovereign debt crisis in Greece and the debt overhang impacting other developed countries.

Note to shareholders: Gregory Lee was named Co-Portfolio Manager on May 2, 2012, and is responsible for the fund's industrials sector assets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Fidelity Total Emerging Markets Fund
Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.65%
Actual		$ 1,000.00	$ 1,012.10	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.36
Class T	1.90%
Actual		$ 1,000.00	$ 1,011.20	$ 9.61
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.63
Class C	2.40%
Actual		$ 1,000.00	$ 1,008.40	$ 12.12
HypotheticalA		$ 1,000.00	$ 1,013.07	$ 12.14
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,014.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,014.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.4	3.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9	1.9
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.6	1.4
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.3	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.3	1.5
	9.5
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	15.8
Energy	13.9	15.8
Information Technology	9.7	10.0
Materials	9.1	8.4
Consumer Staples	6.7	5.8
Top Five Countries as of October 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.2	11.0
Korea (South)	10.7	9.9
Russia	8.4	6.8
China	6.6	5.9
Taiwan	5.5	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
Stocks 72.4%	Stocks and 70.3% Investment Companies
Bonds 24.5%	Bonds 26.5%
Short-Term Investments and Net Other Assets (Liabilities) 3.1%	Short-Term Investments and Net Other Assets (Liabilities) 3.2%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 70.5%
	Shares	Value
Australia - 0.2%
Paladin Energy Ltd. (Australia) (a)	154,295	$ 181,788
Austria - 0.3%
Erste Bank AG (a)	12,390	311,149
Bailiwick of Jersey - 0.2%
Atrium European Real Estate Ltd.	40,749	230,334
Bermuda - 1.5%
Aquarius Platinum Ltd. (Australia)	125,044	74,636
BW Offshore Ltd.	420,089	246,838
GP Investments Ltd. (depositary receipt) (a)	121,322	280,151
Kunlun Energy Co. Ltd.	268,000	497,958
Pacific Basin Shipping Ltd.	290,000	155,289
Seadrill Ltd.	6,414	259,652
TOTAL BERMUDA		1,514,524
Brazil - 9.9%
Anhanguera Educacional Participacoes SA	32,800	574,914
Arezzo Industria e Comercio SA	10,100	180,264
Banco do Brasil SA	28,200	300,876
Banco do Estado Rio Grande do Sul SA	33,650	265,913
BM&F Bovespa SA	84,100	538,293
BR Properties SA	46,500	608,995
Braskem SA (PN-A)	36,400	240,510
CCR SA	34,200	300,737
Cia.Hering SA	14,000	321,627
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	9,000	367,110
Companhia de Saneamento de Minas Gerais	7,260	171,362
Companhia Paranaense de Energia-Copel:
(PN-B)	1,195	17,651
(PN-B) sponsored ADR	14,970	220,957
Estacio Participacoes SA	13,600	259,137
Fibria Celulose SA (a)	20,500	174,009
Gerdau SA sponsored ADR	36,200	318,198
Itau Unibanco Holdings SA sponsored ADR	56,380	822,020
Lojas Americanas SA (PN)	55,833	467,325
Mills Estruturas e Servicos de Engenharia SA	18,300	280,575
Multiplus SA	5,700	132,435
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	16,106	330,656
sponsored ADR	48,600	1,030,806
Sul America SA unit	8,900	70,112
TIM Participacoes SA sponsored ADR	3,353	58,275
Common Stocks - continued
	Shares	Value
Brazil - continued
Ultrapar Participacoes SA	24,500	$ 513,872
Vale SA (PN-A) sponsored ADR	90,600	1,611,774
TOTAL BRAZIL		10,178,403
Canada - 1.6%
Banro Corp. (a)	20,700	95,754
Barrick Gold Corp.	5,900	238,599
First Quantum Minerals Ltd.	13,400	301,207
Goldcorp, Inc.	7,300	330,007
Pan American Silver Corp.	4,000	88,000
Torex Gold Resources, Inc. (a)	49,700	103,505
Uranium One, Inc. (a)	66,900	145,355
Yamana Gold, Inc.	18,500	373,612
TOTAL CANADA		1,676,039
Cayman Islands - 4.5%
21Vianet Group, Inc. ADR (a)	14,420	159,774
Ajisen (China) Holdings Ltd.	183,000	126,564
Anta Sports Products Ltd.	206,000	175,431
Baidu.com, Inc. sponsored ADR (a)	3,734	398,119
Belle International Holdings Ltd.	155,000	288,798
China Liansu Group Holdings Ltd.	280,000	165,109
Eurasia Drilling Co. Ltd. GDR (Reg. S)	13,217	457,308
Geely Automobile Holdings Ltd.	425,000	182,612
Gourmet Master Co. Ltd.	24,000	170,079
Greatview Aseptic Pack Co. Ltd.	579,000	303,319
Haitian International Holdings Ltd.	131,000	161,763
Hengan International Group Co. Ltd.	70,000	637,673
SINA Corp. (a)	1,300	71,019
Spreadtrum Communications, Inc. ADR	3,415	78,716
Tencent Holdings Ltd.	6,900	243,947
Uni-President China Holdings Ltd.	377,000	474,287
Veripos (a)	34,725	100,497
Xueda Education Group sponsored ADR (a)	33,300	95,904
Yingde Gases Group Co. Ltd.	327,500	310,595
TOTAL CAYMAN ISLANDS		4,601,514
Chile - 0.9%
Aguas Andinas SA	281,427	188,866
Embotelladora Andina SA Class A	35,611	179,110
Empresa Nacional de Telecomunicaciones SA (ENTEL)	11,435	232,907
Common Stocks - continued
	Shares	Value
Chile - continued
Enersis SA	210,651	$ 72,107
Inversiones La Construccion SA	13,305	235,046
TOTAL CHILE		908,036
China - 6.6%
BBMG Corp. (H Shares)	196,500	168,862
China Communications Construction Co. Ltd. (H Shares)	329,000	308,621
China Construction Bank Corp. (H Shares)	1,811,000	1,364,667
China Pacific Insurance Group Co. Ltd. (H Shares)	205,300	643,711
China Shenhua Energy Co. Ltd. (H Shares)	234,500	998,510
China Suntien Green Energy Corp. Ltd. (H Shares)	1,494,600	304,704
China Telecom Corp. Ltd. (H Shares)	388,357	229,771
Dongfeng Motor Group Co. Ltd. (H Shares)	276,000	341,882
Industrial & Commercial Bank of China Ltd. (H Shares)	2,037,000	1,348,354
Maanshan Iron & Steel Ltd. (H Shares) (a)	810,000	209,031
PICC Property & Casualty Co. Ltd. (H Shares)	188,000	250,342
Shanghai Electric Group Co. Ltd. (H Shares)	846,000	343,856
Weichai Power Co. Ltd. (H Shares)	93,400	330,815
TOTAL CHINA		6,843,126
Colombia - 0.7%
Ecopetrol SA ADR	11,842	701,165
Cyprus - 0.2%
Globaltrans Investment PLC:
GDR (e)	6,900	127,650
GDR (Reg. S)	1,500	27,750
TOTAL CYPRUS		155,400
Czech Republic - 0.2%
Ceske Energeticke Zavody A/S	6,068	223,721
Egypt - 0.1%
Orascom Telecom Holding SAE unit (a)	46,100	138,531
Hong Kong - 0.8%
China Resources Power Holdings Co. Ltd.	84,000	179,921
Lenovo Group Ltd.	532,000	427,657
Sinotruk Hong Kong Ltd.	345,500	198,383
TOTAL HONG KONG		805,961
India - 3.2%
Axis Bank Ltd.	15,390	338,263
Bharti Airtel Ltd.	51,651	258,855
Grasim Industries Ltd.	2,348	152,745
Common Stocks - continued
	Shares	Value
India - continued
Housing Development and Infrastructure Ltd. (a)	37,732	$ 67,287
Indiabulls Real Estate Ltd.	125,168	133,299
ITC Ltd.	138,460	727,105
JK Cement Ltd. (a)	14,380	67,363
Larsen & Toubro Ltd.	11,459	346,475
Lupin Ltd. (a)	16,696	175,773
Maruti Suzuki India Ltd.	12,229	326,811
Phoenix Mills Ltd. (a)	5,122	19,106
Power Grid Corp. of India Ltd.	70,024	148,364
SREI Infrastructure Finance Ltd.	485,175	242,114
State Bank of India	7,746	303,801
TOTAL INDIA		3,307,361
Indonesia - 1.7%
PT Bakrieland Development Tbk (a)	15,113,500	102,277
PT Bank Tabungan Negara Tbk	1,521,500	240,778
PT Indo Tambangraya Megah Tbk	53,500	226,420
PT Jasa Marga Tbk	449,500	271,430
PT Telkomunikasi Indonesia Tbk:
Series B	58,500	59,416
sponsored ADR	21,864	888,772
TOTAL INDONESIA		1,789,093
Israel - 0.4%
Bezeq Israeli Telecommunication Corp. Ltd.	140,100	170,848
Check Point Software Technologies Ltd. (a)	1,900	84,607
NICE Systems Ltd. sponsored ADR (a)	5,700	189,810
TOTAL ISRAEL		445,265
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan GDR unit (a)	30,100	214,011
Kenya - 0.5%
Equity Bank Ltd.	1,027,600	292,652
Safaricom Ltd.	3,989,903	206,172
TOTAL KENYA		498,824
Korea (South) - 9.7%
AMOREPACIFIC Group, Inc.	973	419,427
E-Mart Co. Ltd.	2,387	517,761
GS Engineering & Construction Corp.	4,567	257,185
Hana Financial Group, Inc.	19,890	579,195
Hyundai Heavy Industries Co. Ltd.	1,411	296,352
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Hyundai Industrial Development & Construction Co.	5,380	$ 96,713
KB Financial Group, Inc.	22,190	754,780
Kia Motors Corp.	1,710	95,042
Korea Electric Power Corp. (a)	10,540	273,457
Korean Reinsurance Co.	16,820	165,065
KT&G Corp.	6,796	517,965
LG Chemical Ltd.	1,768	496,192
LS Industrial Systems Ltd.	5,350	334,645
Orion Corp.	334	313,684
POSCO sponsored ADR	4,400	344,872
Samsung Electronics Co. Ltd.	2,887	3,468,666
Samsung Fire & Marine Insurance Co. Ltd.	2,412	527,608
Shinhan Financial Group Co. Ltd.	11,860	407,364
Shinhan Financial Group Co. Ltd. sponsored ADR	4,828	165,214
TOTAL KOREA (SOUTH)		10,031,187
Luxembourg - 0.3%
Subsea 7 SA	15,100	331,330
Malaysia - 0.5%
Axiata Group Bhd	136,700	293,057
Petronas Dagangan Bhd	32,500	235,588
TOTAL MALAYSIA		528,645
Mexico - 3.4%
America Movil SAB de CV Series L sponsored ADR	44,120	1,115,795
CEMEX SA de CV sponsored ADR	41,288	373,244
Desarrolladora Homex SAB de CV sponsored ADR (a)	7,350	97,388
El Puerto de Liverpool SA Class C	20,900	187,308
Fibra Uno Administracion SA de CV	95,000	250,306
Fomento Economico Mexicano SAB de CV sponsored ADR	5,200	471,172
Grupo Comercial Chedraui de CV	73,700	198,518
Grupo Televisa SA de CV (CPO) sponsored ADR	34,300	775,180
TOTAL MEXICO		3,468,911
Netherlands - 0.1%
ASML Holding NV (Netherlands)	2,775	152,548
Nigeria - 1.2%
Guaranty Trust Bank PLC	627,668	79,128
Guaranty Trust Bank PLC GDR (Reg. S)	69,900	433,380
Zenith Bank PLC	5,943,111	681,872
TOTAL NIGERIA		1,194,380
Common Stocks - continued
	Shares	Value
Norway - 0.9%
ElectroMagnetic GeoServices ASA (a)	102,680	$ 223,323
Petroleum Geo-Services ASA	8,800	151,727
TGS Nopec Geophysical Co. ASA	16,928	576,015
TOTAL NORWAY		951,065
Panama - 0.4%
Copa Holdings SA Class A	4,200	389,844
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	6,000	214,560
Philippines - 1.1%
Metro Pacific Investments Corp.	2,899,000	292,016
Metropolitan Bank & Trust Co.	138,200	319,440
Robinsons Land Corp.	1,121,000	518,224
TOTAL PHILIPPINES		1,129,680
Poland - 0.8%
Eurocash SA	14,100	172,195
Powszechny Zaklad Ubezpieczen SA	5,375	627,966
TOTAL POLAND		800,161
Russia - 5.8%
Bank St. Petersburg OJSC	41,600	76,567
DIXY Group OJSC (a)	17,805	188,095
Gazprom OAO sponsored ADR	70,532	644,662
LSR Group OJSC GDR (Reg. S)	24,100	116,042
Lukoil Oil Co. (a)	3,200	194,292
Magnit OJSC	1,822	259,555
Magnit OJSC GDR (Reg. S)	4,900	173,950
Magnitogorsk Iron & Steel Works OJSC unit (a)	30,900	133,241
Mobile TeleSystems OJSC (a)	80,060	589,037
Mobile TeleSystems OJSC sponsored ADR	28,390	486,605
NOVATEK OAO GDR (Reg. S)	5,200	592,800
OGK-4 OJSC (a)	6,094,400	500,679
Raspadskaya OAO (a)	38,412	75,745
Rosneft Oil Co. OJSC	14,500	107,608
RusHydro JSC sponsored ADR	67,240	159,628
Sberbank (Savings Bank of the Russian Federation)	379,050	1,109,639
Sistema JSFC (a)	156,700	117,879
TNK-BP Holding	49,360	100,764
Uralkali OJSC GDR (Reg. S)	9,100	356,538
TOTAL RUSSIA		5,983,326
Common Stocks - continued
	Shares	Value
Singapore - 0.9%
First Resources Ltd.	277,000	$ 465,527
Global Logistic Properties Ltd.	201,000	423,487
TOTAL SINGAPORE		889,014
South Africa - 2.9%
AngloGold Ashanti Ltd.	9,100	307,447
Aspen Pharmacare Holdings Ltd.	17,500	318,892
Blue Label Telecoms Ltd.	171,800	133,546
Impala Platinum Holdings Ltd.	29,100	523,559
JSE Ltd.	54,670	443,443
Life Healthcare Group Holdings Ltd.	72,400	273,797
Naspers Ltd. Class N	11,500	746,595
Reunert Ltd.	18,500	162,967
Wilson Bayly Holmes-Ovcon Ltd.	3,600	58,999
TOTAL SOUTH AFRICA		2,969,245
Taiwan - 5.5%
Asia Cement Corp.	186,430	232,319
Cheng Uei Precision Industries Co. Ltd.	135,339	299,775
Chinatrust Financial Holding Co. Ltd.	640,042	352,779
Chroma ATE, Inc.	74,000	140,856
Hon Hai Precision Industry Co. Ltd. (Foxconn)	209,500	636,174
MediaTek, Inc.	37,000	411,041
Synnex Technology International Corp.	155,000	327,936
Taiwan Fertilizer Co. Ltd.	99,000	235,892
Taiwan Mobile Co. Ltd.	95,000	331,736
Taiwan Semiconductor Manufacturing Co. Ltd.	408,000	1,243,307
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	45,700	726,630
Unified-President Enterprises Corp.	279,660	494,025
Yuanta Financial Holding Co. Ltd.	576,000	260,294
TOTAL TAIWAN		5,692,764
Thailand - 0.8%
Bangkok Bank Public Co. Ltd. (For. Reg.)	92,900	548,252
PTT Global Chemical PCL (For. Reg.)	124,400	247,421
TOTAL THAILAND		795,673
Turkey - 0.8%
Aygaz A/S	52,000	239,621
TAV Havalimanlari Holding A/S	62,000	307,838
Turkiye Is Bankasi A/S Series C	84,900	288,921
TOTAL TURKEY		836,380
Common Stocks - continued
	Shares	Value
United Kingdom - 0.6%
Evraz PLC	32,100	$ 122,355
Hikma Pharmaceuticals PLC	15,011	179,137
Kazakhmys PLC	26,800	306,632
TOTAL UNITED KINGDOM		608,124
United States of America - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	6,300	419,895
CTC Media, Inc.	20,050	168,220
Universal Display Corp. (a)	9,027	295,905
TOTAL UNITED STATES OF AMERICA		884,020
TOTAL COMMON STOCKS (Cost $67,155,590)		72,575,102
Nonconvertible Preferred Stocks - 1.9%

Korea (South) - 1.0%
Hyundai Motor Co. Series 2	9,913	650,066
Samsung Electronics Co. Ltd.	467	339,225
TOTAL KOREA (SOUTH)		989,291
Russia - 0.9%
Sberbank (Savings Bank of the Russian Federation) (a)	209,600	441,379
Surgutneftegaz JSC	833,750	516,404
TOTAL RUSSIA		957,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,906,405)		1,947,074
Nonconvertible Bonds - 7.3%
	Principal Amount
Bermuda - 0.2%
Qtel International Finance Ltd. 5% 10/19/25 (e)	$ 200,000	226,260
Canada - 0.2%
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)	200,000	238,500
Cayman Islands - 0.1%
Odebrecht Finance Ltd. 7.5% (e)(f)	100,000	107,000
Chile - 0.1%
Corporacion Nacional del Cobre de Chile (Codelco) 6.15% 10/24/36 (e)	100,000	130,477
Nonconvertible Bonds - continued
	Principal Amount	Value
Costa Rica - 0.2%
Instituto Costarricense de Electricidad 6.95% 11/10/21 (e)	$ 200,000	$ 222,500
Croatia - 0.2%
Agrokor d.d. 8.875% 2/1/20 (e)	200,000	208,000
Georgia - 0.2%
JSC Georgian Railway 7.75% 7/11/22 (e)	200,000	224,000
Guatemala - 0.1%
Industrial Senior Trust 5.5% 11/1/22 (e)	100,000	101,000
Indonesia - 0.8%
PT Pertamina Persero:
5.25% 5/23/21 (e)	550,000	611,875
6.5% 5/27/41 (e)	200,000	237,000
TOTAL INDONESIA		848,875
Ireland - 0.2%
Vnesheconombank Via VEB Finance PLC 5.375% 2/13/17 (e)	200,000	219,250
Israel - 0.2%
Israel Electric Corp. Ltd. 6.7% 2/10/17 (e)	200,000	218,500
Kazakhstan - 0.2%
Zhaikmunai Finance BV 10.5% 10/19/15 (e)	150,000	164,625
Mexico - 0.4%
Petroleos Mexicanos:
5.5% 1/21/21	250,000	294,000
6.625% (e)(f)	100,000	107,250
TOTAL MEXICO		401,250
Netherlands - 0.8%
Access Finance BV 7.25% 7/25/17 (e)	200,000	209,500
KazMunaiGaz Finance Sub BV:
6.375% 4/9/21 (e)	100,000	118,750
9.125% 7/2/18 (e)	150,000	195,000
11.75% 1/23/15 (e)	100,000	119,880
Majapahit Holding BV 8% 8/7/19 (e)	100,000	127,000
TOTAL NETHERLANDS		770,130
Philippines - 0.2%
Power Sector Assets and Liabilities Management Corp. 7.39% 12/2/24 (e)	125,000	174,850
Nonconvertible Bonds - continued
	Principal Amount	Value
Sweden - 0.2%
PKO Finance AB 4.63% 9/26/22 (e)	$ 200,000	$ 206,500
Trinidad & Tobago - 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (e)	100,000	132,000
Turkey - 0.1%
Akbank T.A.S. 3.875% 10/24/17 (e)	150,000	148,500
United States of America - 0.5%
Pemex Project Funding Master Trust:
6.625% 6/15/35	200,000	251,000
8.625% 2/1/22	175,000	221,375
TOTAL UNITED STATES OF AMERICA		472,375
Venezuela - 2.3%
Petroleos de Venezuela SA:
4.9% 10/28/14	1,100,000	1,014,750
5.375% 4/12/27	400,000	251,000
5.5% 4/12/37	600,000	363,000
8.5% 11/2/17 (e)	450,000	402,750
12.75% 2/17/22 (e)	300,000	306,750
TOTAL VENEZUELA		2,338,250
TOTAL NONCONVERTIBLE BONDS (Cost $6,911,731)		7,552,842
Government Obligations - 17.2%

Aruba - 0.2%
Aruba Government 4.625% 9/14/23 (e)	200,000	199,500
Barbados - 0.1%
Barbados Government 7% 8/4/22 (e)	100,000	101,500
Belarus - 0.3%
Belarus Republic:
8.75% 8/3/15 (Reg. S)	225,000	222,188
8.95% 1/26/18	100,000	98,750
TOTAL BELARUS		320,938
Belize - 0.1%
Belize Government 8.5% 2/20/29 (c)(e)	150,000	60,000
Bermuda - 0.1%
Bermuda Government 5.603% 7/20/20 (e)	100,000	116,500
Government Obligations - continued
	Principal Amount	Value
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (e)	$ 200,000	$ 200,500
Brazil - 1.3%
Brazilian Federative Republic:
7.125% 1/20/37	200,000	300,500
10.125% 5/15/27	150,000	271,500
12.25% 3/6/30	350,000	721,000
TOTAL BRAZIL		1,293,000
Cayman Islands - 0.1%
Cayman Island Government 5.95% 11/24/19 (e)	100,000	116,500
Colombia - 0.2%
Colombian Republic 10.375% 1/28/33	90,000	165,150
Congo - 0.1%
Congo Republic 3% 6/30/29 (d)	95,000	79,800
Croatia - 0.5%
Croatia Republic:
6.25% 4/27/17 (e)	200,000	219,500
6.375% 3/24/21 (e)	200,000	227,000
6.625% 7/14/20 (e)	100,000	115,130
TOTAL CROATIA		561,630
Ecuador - 0.2%
Ecuador Republic 9.375% 12/15/15 (e)	236,000	238,360
El Salvador - 0.2%
El Salvador Republic 7.375% 12/1/19 (e)	175,000	203,875
Ghana - 0.1%
Ghana Republic 8.5% 10/4/17 (e)	100,000	116,000
Guatemala - 0.2%
Guatemalan Republic 5.75% 6/6/22 (e)	200,000	228,500
Hungary - 0.5%
Hungarian Republic:
4.75% 2/3/15	365,000	373,687
7.625% 3/29/41	100,000	118,000
TOTAL HUNGARY		491,687
Government Obligations - continued
	Principal Amount	Value
Iceland - 0.2%
Republic of Iceland:
4.875% 6/16/16 (e)	$ 100,000	$ 104,625
5.875% 5/11/22 (e)	100,000	109,750
TOTAL ICELAND		214,375
Indonesia - 0.4%
Indonesian Republic:
7.75% 1/17/38 (e)	175,000	264,915
8.5% 10/12/35 (e)	100,000	160,250
TOTAL INDONESIA		425,165
Iraq - 0.5%
Republic of Iraq 5.8% 1/15/28 (Reg. S)	550,000	514,250
Ivory Coast - 0.5%
Ivory Coast 3.75% 12/31/32 (c)(d)	575,000	516,063
Latvia - 0.2%
Latvian Republic 5.25% 2/22/17 (e)	200,000	220,500
Lebanon - 0.5%
Lebanese Republic:
6.1% 10/4/22	190,000	192,613
11.625% 5/11/16 (Reg. S)	250,000	305,000
TOTAL LEBANON		497,613
Lithuania - 0.5%
Lithuanian Republic:
6.125% 3/9/21 (e)	100,000	119,750
6.625% 2/1/22 (e)	200,000	247,000
7.375% 2/11/20 (e)	100,000	127,125
TOTAL LITHUANIA		493,875
Mexico - 0.7%
United Mexican States:
5.75% 10/12/10	124,000	146,320
6.05% 1/11/40	200,000	266,000
6.75% 9/27/34	200,000	282,000
TOTAL MEXICO		694,320
Namibia - 0.2%
Republic of Namibia 5.5% 11/3/21 (e)	200,000	223,320
Government Obligations - continued
	Principal Amount	Value
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	$ 250,000	$ 279,375
Nigeria - 0.6%
Republic of Nigeria 6.75% 1/28/21 (e)	550,000	631,125
Panama - 0.3%
Panamanian Republic:
8.875% 9/30/27	55,000	89,238
9.375% 4/1/29	150,000	257,250
TOTAL PANAMA		346,488
Peru - 0.6%
Peruvian Republic 8.75% 11/21/33	345,000	600,300
Philippines - 1.1%
Philippine Republic:
6.375% 10/23/34	150,000	208,500
7.75% 1/14/31	125,000	193,125
10.625% 3/16/25	425,000	746,938
TOTAL PHILIPPINES		1,148,563
Poland - 0.2%
Polish Government:
5% 3/23/22	35,000	40,819
6.375% 7/15/19	135,000	168,075
TOTAL POLAND		208,894
Qatar - 0.3%
State of Qatar 5.75% 1/20/42 (e)	200,000	257,000
Romania - 0.2%
Romanian Republic 6.75% 2/7/22 (e)	190,000	219,450
Russia - 1.7%
Russian Federation:
5.625% 4/4/42 (e)	200,000	241,000
7.5% 3/31/30 (Reg. S)	697,500	882,338
11% 7/24/18 (Reg. S)	200,000	293,000
12.75% 6/24/28 (Reg. S)	175,000	345,188
TOTAL RUSSIA		1,761,526
Senegal - 0.2%
Republic of Senegal 8.75% 5/13/21 (e)	200,000	242,000
Serbia - 0.0%
Republic of Serbia 6.75% 11/1/24 (e)	41,667	41,250
Government Obligations - continued
	Principal Amount	Value
Slovakia - 0.2%
Slovakia Republic 4.375% 5/21/22 (e)	$ 200,000	$ 214,000
Slovenia - 0.2%
Republic of Slovenia 5.5% 10/26/22 (e)	200,000	199,500
South Africa - 0.1%
South African Republic 4.665% 1/17/24	100,000	110,250
Sri Lanka - 0.3%
Democratic Socialist Republic of Sri Lanka:
5.875% 7/25/22 (e)	200,000	221,000
6.25% 10/4/20 (e)	100,000	112,500
TOTAL SRI LANKA		333,500
Turkey - 1.3%
Turkish Republic:
7% 6/5/20	300,000	375,000
7.5% 7/14/17	100,000	121,000
11.875% 1/15/30	450,000	855,000
TOTAL TURKEY		1,351,000
Ukraine - 0.3%
Ukraine Government:
7.75% 9/23/20 (e)	100,000	104,370
9.25% 7/24/17 (e)	200,000	217,760
TOTAL UKRAINE		322,130
Uruguay - 0.1%
Uruguay Republic 7.625% 3/21/36	75,000	116,250
Venezuela - 0.9%
Venezuelan Republic:
7.75% 10/13/19 (Reg. S)	85,000	73,738
11.75% 10/21/26 (Reg. S)	300,000	300,750
11.95% 8/5/31 (Reg. S)	350,000	354,375
12.75% 8/23/22	135,000	144,113
TOTAL VENEZUELA		872,976
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (e)	200,000	201,400
TOTAL GOVERNMENT OBLIGATIONS (Cost $15,928,776)		17,749,898
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $3,099,243)	3,099,243	$ 3,099,243
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $95,001,745)		102,924,159
NET OTHER ASSETS (LIABILITIES) - 0.1%		102,208
NET ASSETS - 100%		$ 103,026,367
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,907,822 or 11.6% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,818
Fidelity Securities Lending Cash Central Fund	315
Total	$ 4,133
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,231,147	$ 6,231,147	$ -	$ -
Consumer Staples	6,577,159	6,577,159	-	-
Energy	9,569,545	9,569,545	-	-
Financials	19,085,912	18,331,132	754,780	-
Health Care	947,599	947,599	-	-
Industrials	5,289,474	5,289,474	-	-
Information Technology	10,115,607	8,719,752	1,395,855	-
Materials	9,131,743	8,671,551	460,192	-
Telecommunication Services	5,177,656	4,888,469	289,187	-
Utilities	2,396,334	2,122,877	273,457	-
Corporate Bonds	7,552,842	-	7,552,842	-
Government Obligations	17,749,898	-	17,749,898	-
Money Market Funds	3,099,243	3,099,243	-	-
Total Investments in Securities:	$ 102,924,159	$ 74,447,948	$ 28,476,211	$ -
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.6%
BBB	10.7%
BB	4.5%
B	5.0%
CCC,CC,C	0.3%
Not Rated	2.4%
Equities	72.4%
Short-Term Investments and Net Other Assets	3.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $91,902,502)	$ 99,824,916
Fidelity Central Funds (cost $3,099,243)	3,099,243
Total Investments (cost $95,001,745)		$ 102,924,159
Cash		705,020
Foreign currency held at value (cost $27,710)		27,720
Receivable for investments sold		768,066
Receivable for fund shares sold		90,619
Dividends receivable		92,479
Interest receivable		361,664
Distributions receivable from Fidelity Central Funds		312
Receivable from investment adviser for expense reductions		32,905
Other receivables		7,009
Total assets		105,009,953

Liabilities
Payable for investments purchased	$ 1,645,445
Payable for fund shares redeemed	67,594
Accrued management fee	69,068
Distribution and service plan fees payable	8,928
Other affiliated payables	20,243
Other payables and accrued expenses	172,308
Total liabilities		1,983,586

Net Assets		$ 103,026,367
Net Assets consist of:
Paid in capital		$ 95,354,127
Undistributed net investment income		1,406,377
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,593,639)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,859,502
Net Assets		$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,675,347 ÷ 706,507 shares)	$ 10.86

Maximum offering price per share (100/94.25 of $10.86)	$ 11.52
Class T: Net Asset Value and redemption price per share ($5,822,909 ÷ 537,125 shares)	$ 10.84

Maximum offering price per share (100/96.50 of $10.84)	$ 11.23
Class C: Net Asset Value and offering price per share ($5,824,450 ÷ 539,492 shares)A	$ 10.80

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($81,416,417 ÷ 7,478,534 shares)	$ 10.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,287,244 ÷ 210,097 shares)	$ 10.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		For the period November 1, 2011 (commencement of operations) to October 31, 2012

Investment Income
Dividends		$ 1,585,174
Interest		1,369,434
Income from Fidelity Central Funds		4,133
Income before foreign taxes withheld		2,958,741
Less foreign taxes withheld		(172,929)
Total income		2,785,812

Expenses
Management fee	$ 633,456
Transfer agent fees	147,018
Distribution and service plan fees	91,027
Accounting and security lending fees	40,641
Custodian fees and expenses	250,107
Independent trustees' compensation	459
Registration fees	129,540
Audit	59,305
Legal	288
Miscellaneous	484
Total expenses before reductions	1,352,325
Expense reductions	(179,390)	1,172,935
Net investment income (loss)		1,612,877
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,465)	(1,514,743)
Foreign currency transactions	(71,319)
Total net realized gain (loss)		(1,586,062)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $61,936)	7,860,478
Assets and liabilities in foreign currencies	(976)
Total change in net unrealized appreciation (depreciation)		7,859,502
Net gain (loss)		6,273,440
Net increase (decrease) in net assets resulting from operations		$ 7,886,317

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,612,877
Net realized gain (loss)	(1,586,062)
Change in net unrealized appreciation (depreciation)	7,859,502
Net increase (decrease) in net assets resulting from operations	7,886,317
Distributions to shareholders from net investment income	(96,645)
Share transactions - net increase (decrease)	95,209,478
Redemption fees	27,217
Total increase (decrease) in net assets	103,026,367

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,406,377)	$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.20
Net realized and unrealized gain (loss)	.68
Total from investment operations	.88
Distributions from net investment income	(.02)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.86
Total Return A, B	8.80%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%
Expenses net of fee waivers, if any	1.65%
Expenses net of all reductions	1.62%
Net investment income (loss)	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,675
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.17
Net realized and unrealized gain (loss)	.68
Total from investment operations	.85
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.84
Total Return A, B	8.56%
Ratios to Average Net Assets D, G
Expenses before reductions	2.10%
Expenses net of fee waivers, if any	1.90%
Expenses net of all reductions	1.87%
Net investment income (loss)	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,823
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended October 31,	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.12
Net realized and unrealized gain (loss)	.69
Total from investment operations	.81
Distributions from net investment income	(.01)
Redemption fees added to paid in capital C, H	-
Net asset value, end of period	$ 10.80
Total Return A, B	8.07%
Ratios to Average Net Assets D, G
Expenses before reductions	2.63%
Expenses net of fee waivers, if any	2.40%
Expenses net of all reductions	2.37%
Net investment income (loss)	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,824
Portfolio turnover rate E	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.22
Net realized and unrealized gain (loss)	.69
Total from investment operations	.91
Distributions from net investment income	(.02)
Redemption fees added to paid in capital B, G	-
Net asset value, end of period	$ 10.89
Total Return A	9.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.60%
Expenses net of fee waivers, if any	1.40%
Expenses net of all reductions	1.38%
Net investment income (loss)	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,416
Portfolio turnover rate D	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended October 31,	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.22
Net realized and unrealized gain (loss)	.69
Total from investment operations	.91
Distributions from net investment income	(.02)
Redemption fees added to paid in capital B, G	-
Net asset value, end of period	$ 10.89
Total Return A	9.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.62%
Expenses net of fee waivers, if any	1.40%
Expenses net of all reductions	1.37%
Net investment income (loss)	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,287
Portfolio turnover rate D	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,983,917
Gross unrealized depreciation	(3,416,206)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,567,711

Tax Cost	$ 95,356,448

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,401,667
Capital loss carryforward	$ (1,234,216)
Net unrealized appreciation (depreciation)	$ 7,566,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (1,234,216)

The tax character of distributions paid was as follows:

October 31, 2012
Ordinary Income	$ 96,645

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $144,030,449 and $50,601,679, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,320	$ 13,743
Class T	.25%	.25%	22,574	15,459
Class C	.75%	.25%	53,133	52,688
			$ 91,027	$ 81,890

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,010
Class T	842
Class C*	51
$ 2,903

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,782.19
Class T	8,511.19
Class C	10,121.19
Total Emerging Markets	112,796.19
Institutional Class	3,808.18
	$ 147,018

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $435 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $127 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

7. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $315. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Effective November 1, 2011, FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 13,791
Class T	1.90%	9,129
Class C	2.40%	12,487
Total Emerging Markets	1.40%	120,371
Institutional Class	1.40%	4,771
		$ 160,549

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,638 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $203.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended October 31, 2012 A
From net investment income
Class A	$ 9,099
Class T	4,204
Class C	3,000
Total Emerging Markets	75,940
Institutional Class	4,402
Total	$ 96,645

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2012 A	Period ended October 31, 2012 A
Class A
Shares sold	723,537	$ 7,311,002
Reinvestment of distributions	949	9,099
Shares redeemed	(17,979)	(179,387)
Net increase (decrease)	706,507	$ 7,140,714
Class T
Shares sold	597,107	$ 6,082,522
Reinvestment of distributions	439	4,204
Shares redeemed	(60,421)	(637,924)
Net increase (decrease)	537,125	$ 5,448,802
Class C
Shares sold	540,321	$ 5,429,037
Reinvestment of distributions	314	3,000
Shares redeemed	(1,143)	(12,081)
Net increase (decrease)	539,492	$ 5,419,956
Total Emerging Markets
Shares sold	8,901,615	$ 89,854,661
Reinvestment of distributions	7,686	73,759
Shares redeemed	(1,430,767)	(14,834,512)
Net increase (decrease)	7,478,534	$ 75,093,908
Institutional Class
Shares sold	209,638	$ 2,101,696
Reinvestment of distributions	459	4,402
Net increase (decrease)	210,097	$ 2,106,098

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's and Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Emerging Markets Discovery	12/10/12	12/07/12	$0.059	$0.203
Total Emerging Markets	12/10/12	12/07/12	$0.169	$0.014

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

Emerging Markets Discovery
December 23, 2011	100%
Total Emerging Markets
December 23, 2011	48%
December 29, 2011	50%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets Discovery	12/23/11	$0.015	$0.0033
	Pay Date	Income	Taxes
Total Emerging Markets	12/23/11 12/29/11	$0.014 $0.008	$0.0009 $0.0000

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As each fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the period of each fund's operation shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 19% would mean that 81% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Fidelity Emerging Markets Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total Emerging Markets Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

The Board noted that the total expense ratio of each of Class A and the retail class of Fidelity Emerging Markets Discovery Fund ranked below its competitive median for the period and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2012.

The Board noted that the total expense ratio of each of Class A and the retail class of Fidelity Total Emerging Markets Fund ranked below its competitive median for the period, the total expense ratio of Class C ranked equal to its competitive median for the period, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
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EMD-TEK-UANN-1212
1.931236.100

Fidelity®

Global Equity Income

Fund

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks experienced pendulum-like swings during the 12 months ending October 31, 2012, finishing the period with a solid advance. The market faced periodic bouts of volatility this past year, as a number of macroeconomic concerns - including the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth - dominated headlines and weighed on investors. While a stronger U.S. dollar provided an additional head wind for foreign investments, stocks worldwide rose 8.96% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) Index, largely buttressed in the summer by pledges of accommodative monetary action from eurozone officials, as well as signs that the U.S. housing market was on the mend. Within the index, the U.S. showed the most impressive gain among major markets, advancing 15%, closely followed by Asia-Pacific ex Japan (+10%). A number of core European components, most notably Germany (+11%), Switzerland (+10%) and the U.K. (+9%), benefited from optimism about the eurozone's ability to resolve its debt woes. However, continued weakness in peripheral European markets caused the region to lag the index overall. Elsewhere, results from Canada (+3%) and the generally more volatile emerging markets (+2%) each fell short of the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning about -3%.

Comments from Ramona Persaud, Portfolio Manager of Fidelity® Global Equity Income Fund: Since its inception on May 2, 2012, through October 31, 2012, the fund returned 2.25%, outperforming the 1.67% gain of the MSCI® ACWI®. Stock selection and sector positioning were equally additive for the period, with the biggest boosts coming from positioning in health care and materials. At the stock level, large-cap pharmaceuticals firm Merck was our top contributor. Merck was trading at what I believed to be a reasonable valuation, but was also benefiting from an improving product pipeline and its continued focus on shareholder friendliness. French pharma firm Sanofi also helped bolster our results within health care, as the stock rebounded off a very cheap valuation. In materials, shares of chemicals company LyondellBassell Industries contributed when cyclical names gained favor later in the period. Conversely, the food/beverage/tobacco industry fell out of favor when the market took a "risk-on" tilt, and our positions here struggled, mainly tobacco stocks Swedish Match, Lorillard and U.K.-based British American Tobacco.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 2, 2012 to October 31, 2012). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2012	Expenses Paid During Period
Actual	1.20%	$ 1,000.00	$ 1,022.50	$ 6.07 A
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.10	$ 6.09 B

A Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the period May 2, 2012 to October 31, 2012).

B Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2012
United States of America 48.2%
United Kingdom 14.5%
Japan 5.5%
Sweden 3.4%
Switzerland 3.4%
France 3.0%
Brazil 2.2%
Ireland 2.1%
Korea (South) 1.9%
Other 15.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks	95.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5
Top Ten Stocks as of October 31, 2012
% of fund's net assets
Johnson & Johnson (United States of America, Pharmaceuticals)	2.8
Apple, Inc. (United States of America, Computers & Peripherals)	2.7
Merck & Co., Inc. (United States of America, Pharmaceuticals)	2.4
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.4
IBM Corp. (United States of America, IT Services)	2.2
Wells Fargo & Co. (United States of America, Commercial Banks)	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0
U.S. Bancorp (United States of America, Commercial Banks)	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.9
General Electric Co. (United States of America, Industrial Conglomerates)	1.8
22.2
Market Sectors as of October 31, 2012
% of fund's net assets
Financials	17.0
Consumer Staples	13.9
Health Care	13.7
Energy	10.0
Information Technology	10.0
Consumer Discretionary	9.3
Industrials	9.2
Telecommunication Services	6.6
Utilities	2.9
Materials	2.7

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
Australia - 1.2%
SP AusNet unit	91,108	$ 100,249
Spark Infrastructure Group unit	58,784	103,125
Telstra Corp. Ltd.	28,716	123,408
TOTAL AUSTRALIA		326,782
Bailiwick of Jersey - 1.1%
Informa PLC	28,510	184,124
Wolseley PLC	2,700	118,035
TOTAL BAILIWICK OF JERSEY		302,159
Brazil - 2.2%
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	2,342	95,530
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	1,650	138,617
Itau Unibanco Holdings SA sponsored ADR	11,420	166,504
Multiplus SA	8,000	185,874
TOTAL BRAZIL		586,525
Canada - 0.4%
Fairfax Financial Holdings Ltd. (sub. vtg.)	302	112,034
Cayman Islands - 0.2%
Pico Far East Holdings Ltd.	258,000	63,251
Chile - 0.5%
Inversiones La Construccion SA	7,480	132,142
France - 3.0%
Arkema SA	1,400	127,640
Euler Hermes SA	1,250	86,162
Ipsos SA	4,100	144,068
Sanofi SA	5,103	448,184
TOTAL FRANCE		806,054
Germany - 0.6%
Hugo Boss AG	830	83,084
Muehlbauer Holding AG & Co.	2,941	74,829
TOTAL GERMANY		157,913
Hong Kong - 1.3%
HKT Trust / HKT Ltd. unit	377,000	349,757
Indonesia - 0.4%
PT Media Nusantara Citra Tbk	373,500	109,852
Common Stocks - continued
	Shares	Value
Ireland - 2.1%
Accenture PLC Class A	5,760	$ 388,282
CRH PLC	73	1,359
FBD Holdings PLC	5,820	72,796
Irish Continental Group PLC unit	4,400	107,218
TOTAL IRELAND		569,655
Israel - 1.0%
Israel Chemicals Ltd.	13,000	162,682
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	3,296	98,193
TOTAL ISRAEL		260,875
Italy - 1.3%
ENI SpA	15,300	352,067
Japan - 5.5%
Aozora Bank Ltd.	24,000	67,644
Autobacs Seven Co. Ltd.	1,600	65,640
Canon, Inc.	3,800	123,499
Daito Trust Construction Co. Ltd.	1,600	161,543
Japan Retail Fund Investment Corp.	76	138,519
Japan Tobacco, Inc.	12,100	334,368
Nippon Telegraph & Telephone Corp.	3,200	146,330
Relo Holdings Corp.	5,500	182,851
Seven Bank Ltd.	60,100	171,650
USS Co. Ltd.	810	85,130
TOTAL JAPAN		1,477,174
Korea (South) - 1.9%
DGB Financial Group Co. Ltd.	6,350	80,371
KT&G Corp.	3,188	242,977
LG Telecom Ltd.	17,140	109,569
YESCO Co. Ltd.	2,760	76,068
TOTAL KOREA (SOUTH)		508,985
Netherlands - 1.8%
Koninklijke Philips Electronics NV	8,800	220,405
LyondellBasell Industries NV Class A	5,030	268,552
TOTAL NETHERLANDS		488,957
Nigeria - 0.5%
Guaranty Trust Bank PLC	500,000	63,033
Nestle Foods Nigeria PLC	14,700	63,177
TOTAL NIGERIA		126,210
Common Stocks - continued
	Shares	Value
Norway - 0.8%
Telenor ASA	10,600	$ 208,419
Panama - 1.0%
Copa Holdings SA Class A	2,950	273,819
South Africa - 1.0%
Clicks Group Ltd.	29,886	206,050
Foschini Ltd.	3,500	50,817
TOTAL SOUTH AFRICA		256,867
Spain - 0.5%
Grifols SA ADR	5,230	131,587
Sweden - 3.4%
Intrum Justitia AB	12,810	185,403
Svenska Handelsbanken AB (A Shares)	10,230	350,413
Swedish Match Co. AB	11,350	386,724
TOTAL SWEDEN		922,540
Switzerland - 3.4%
Clariant AG (Reg.)	15,870	169,896
Roche Holding AG (participation certificate)	2,748	528,473
UBS AG	14,370	215,602
TOTAL SWITZERLAND		913,971
Taiwan - 1.5%
Far EasTone Telecommunications Co. Ltd.	67,000	154,598
Taiwan Semiconductor Manufacturing Co. Ltd.	79,000	240,738
TOTAL TAIWAN		395,336
United Kingdom - 14.5%
Barclays PLC	56,854	210,231
BP PLC	45,489	324,864
British American Tobacco PLC (United Kingdom)	9,700	481,116
Dunelm Group PLC	9,100	98,390
Ensco PLC Class A	2,153	124,486
GlaxoSmithKline PLC	20,900	468,316
Hilton Food Group PLC	40,500	181,529
ICAP PLC	24,100	126,436
London Stock Exchange Group PLC	12,500	196,777
Reckitt Benckiser Group PLC	7,458	451,326
Royal Dutch Shell PLC Class A (United Kingdom)	13,292	456,085
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Vodafone Group PLC	186,110	$ 505,407
WH Smith PLC	26,152	262,079
TOTAL UNITED KINGDOM		3,887,042
United States of America - 43.6%
Altria Group, Inc.	9,150	290,970
American Tower Corp.	2,190	164,885
Analog Devices, Inc.	8,060	315,227
Apple, Inc.	1,200	714,120
Cardinal Health, Inc.	1,900	78,147
Cedar Fair LP (depository unit)	8,040	288,234
CenturyLink, Inc.	4,770	183,073
Chevron Corp.	5,880	648,035
CME Group, Inc.	1,342	75,058
Colgate-Palmolive Co.	2,550	267,648
Comcast Corp. Class A	8,540	320,335
Corrections Corp. of America	1,860	62,589
Dr Pepper Snapple Group, Inc.	9,199	394,177
Eli Lilly & Co.	4,260	207,164
Emerson Electric Co.	4,280	207,280
Exxon Mobil Corp.	3,170	289,009
General Electric Co.	23,280	490,277
Hubbell, Inc. Class B	3,246	271,755
IBM Corp.	3,060	595,262
Johnson & Johnson	10,409	737,161
JPMorgan Chase & Co.	8,460	352,613
Limited Brands, Inc.	2,860	136,965
Lorillard, Inc.	2,066	239,677
M&T Bank Corp.	2,418	251,714
McDonald's Corp.	1,670	144,956
Merck & Co., Inc.	14,310	652,965
Microsoft Corp.	10,400	296,764
Pfizer, Inc.	12,610	313,611
PG&E Corp.	4,250	180,710
PNC Financial Services Group, Inc.	2,460	143,147
Psychemedics Corp.	7,730	88,431
Sempra Energy	2,380	166,005
The Williams Companies, Inc.	11,490	402,035
U.S. Bancorp	15,220	505,456
United Technologies Corp.	3,420	267,307
VF Corp.	1,900	297,312
Common Stocks - continued
	Shares	Value
United States of America - continued
Wells Fargo & Co.	17,100	$ 576,099
Western Gas Partners LP	1,820	92,784
TOTAL UNITED STATES OF AMERICA		11,708,957
TOTAL COMMON STOCKS (Cost $24,390,647)		25,428,930
Preferred Stocks - 0.8%

Convertible Preferred Stocks - 0.1%
United States of America - 0.1%
United Technologies Corp. 7.50%	460	25,015
Nonconvertible Preferred Stocks - 0.7%
Germany - 0.7%
Volkswagen AG	960	198,591
TOTAL PREFERRED STOCKS (Cost $187,943)		223,606
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.19% (a) (Cost $1,789,040)	1,789,040	1,789,040
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $26,367,630)		27,441,576
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(603,371)
NET ASSETS - 100%		$ 26,838,205
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,290
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,532,828	$ 2,532,828	$ -	$ -
Consumer Staples	3,733,462	3,252,346	481,116	-
Energy	2,689,365	1,556,349	1,133,016	-
Financials	4,603,680	4,177,847	425,833	-
Health Care	3,654,039	2,737,539	916,500	-
Industrials	2,489,806	2,269,401	220,405	-
Information Technology	2,673,892	2,309,655	364,237	-
Materials	730,129	728,770	1,359	-
Telecommunication Services	1,780,561	1,128,824	651,737	-
Utilities	764,774	764,774	-	-
Money Market Funds	1,789,040	1,789,040	-	-
Total Investments in Securities:	$ 27,441,576	$ 23,247,373	$ 4,194,203	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $24,578,590)	$ 25,652,536
Fidelity Central Funds (cost $1,789,040)	1,789,040
Total Investments (cost $26,367,630)		$ 27,441,576
Foreign currency held at value (cost $9,457)		9,457
Receivable for investments sold		261,300
Receivable for fund shares sold		81,323
Dividends receivable		35,177
Distributions receivable from Fidelity Central Funds		296
Prepaid expenses		11,681
Receivable from investment adviser for expense reductions		4,460
Other receivables		1,474
Total assets		27,846,744

Liabilities
Payable to custodian bank	$ 1,649
Payable for investments purchased	913,519
Payable for fund shares redeemed	24,204
Accrued management fee	15,265
Custodian fees payable	8,970
Audit fees payable	39,471
Other affiliated payables	5,461
Total liabilities		1,008,539

Net Assets		$ 26,838,205
Net Assets consist of:
Paid in capital		$ 25,756,602
Distributions in excess of net investment income		(9)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,315
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,073,297
Net Assets, for 2,642,099 shares outstanding		$ 26,838,205
Net Asset Value, offering price and redemption price per share ($26,838,205 ÷ 2,642,099 shares)		$ 10.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

		For the period May 2, 2012 (commencement of operations) to October 31, 2012

Investment Income
Dividends		$ 238,310
Interest		32
Income from Fidelity Central Funds		1,290
Income before foreign taxes withheld		239,632
Less foreign taxes withheld		(9,079)
Total income		230,553

Expenses
Management fee	$ 58,225
Transfer agent fees	19,394
Accounting fees and expenses	4,266
Custodian fees and expenses	35,143
Independent trustees' compensation	41
Registration fees	14,990
Audit	47,701
Legal	9
Total expenses before reductions	179,769
Expense reductions	(82,980)	96,789
Net investment income (loss)		133,764
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,106
Foreign currency transactions	(185)
Total net realized gain (loss)		16,921
Change in net unrealized appreciation (depreciation) on: Investment securities	1,073,946
Assets and liabilities in foreign currencies	(649)
Total change in net unrealized appreciation (depreciation)		1,073,297
Net gain (loss)		1,090,218
Net increase (decrease) in net assets resulting from operations		$ 1,223,982

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 2, 2012 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 133,764
Net realized gain (loss)	16,921
Change in net unrealized appreciation (depreciation)	1,073,297
Net increase (decrease) in net assets resulting from operations	1,223,982
Distributions to shareholders from net investment income	(140,159)
Share transactions Proceeds from sales of shares	27,834,579
Reinvestment of distributions	131,259
Cost of shares redeemed	(2,214,390)
Net increase (decrease) in net assets resulting from share transactions	25,751,448
Redemption fees	2,934
Total increase (decrease) in net assets	26,838,205

Net Assets
Beginning of period	-
End of period (including distributions in excess of net investment income of $9)	$ 26,838,205
Other Information Shares
Sold	2,850,222
Issued in reinvestment of distributions	12,874
Redeemed	(220,997)
Net increase (decrease)	2,642,099

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended October 31,	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	.15
Total from investment operations	.23
Distributions from net investment income	(.07)
Redemption fees added to paid in capital D, J	-
Net asset value, end of period	$ 10.16
Total Return B, C	2.25%
Ratios to Average Net Assets E, H
Expenses before reductions	2.18% A
Expenses net of fee waivers, if any	1.20% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	1.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,838
Portfolio turnover rate F	33% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 2, 2012 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount not annualized.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

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3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,494,423
Gross unrealized depreciation	(488,303)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,006,120

Tax Cost	$ 26,435,456

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 76,142
Net unrealized appreciation (depreciation)	$ 1,005,471

The tax character of distributions paid was as follows:

October 31, 2012
Ordinary Income	$ 140,159

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3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $30,201,969 and $5,639,719, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .24% of average net assets.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $81 for the period.

6. Expense Reductions.

FMR contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.20% of average net assets. This reimbursement will remain in place through December 31, 2013. Some expenses, for example interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $80,725.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,247 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 2, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Global Equity Income Fund as of October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2012 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 10, 2012, to shareholders of record at the opening of business on December 07, 2012, a distribution of $0.028 per share derived from capital gains realized from sales of portfolio securities, and a dividend of $0.041 per share derived from net investment income.

The fund designates 58% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
07/09/12	$0.008	$0.0013
10/08/12	$0.018	$0.0029

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

On March 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven global and equity income securities selection, which the Board is familiar with through its supervision of other Fidelity funds that invest in such securities.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's proposed management fee and the projected total expense ratio of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics.

The Board also noted that FMR had contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets exceed a certain limit.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

FIL Investment Advisors (FIA)

FIL Investment Advisors (UK) Limited
(FIA(UK))

FIL Investments (Japan) Limited (FIJ)

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)
1-800-544-5555

(automated graphic)
Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GED-UANN-1212
1.938161.100

Item 2. Code of Ethics

As of the end of the period, October 31, 2012, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2012 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$94,000	$-	$6,800	$3,600
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$5,900	$400
Fidelity Global Equity Income Fund	$34,000	$-	$5,700	$200
Fidelity International Capital Appreciation Fund	$49,000	$-	$6,800	$400
Fidelity International Small Cap Fund	$119,000	$-	$6,800	$500
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,700	$400
Fidelity International Value Fund	$47,000	$-	$5,700	$400
Fidelity Series Emerging Markets Fund	$39,000	$-	$6,800	$1,000
Fidelity Series International Small Cap Fund	$43,000	$-	$5,700	$600
Fidelity Series International Value Fund	$43,000	$-	$5,700	$1,400
Fidelity Total International Equity Fund	$59,000	$-	$6,600	$400
Fidelity Worldwide Fund	$50,000	$-	$5,700	$500

October 31, 2011 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$90,000	$-	$6,800	$3,100
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$5,900	$300
Fidelity Global Equity Income Fund	$-	$-	$-	$-
Fidelity International Capital Appreciation Fund	$49,000	$-	$6,800	$300
Fidelity International Small Cap Fund	$120,000	$-	$6,800	$300
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,700	$300
Fidelity International Value Fund	$47,000	$-	$5,700	$300
Fidelity Series Emerging Markets Fund	$39,000	$-	$6,800	$600
Fidelity Series International Small Cap Fund	$43,000	$-	$5,700	$400
Fidelity Series International Value Fund	$43,000	$-	$5,700	$800
Fidelity Total International Equity Fund	$59,000	$-	$6,600	$300
Fidelity Worldwide Fund	$50,000	$-	$5,700	$400

A Amounts may reflect rounding.

B Fidelity Global Equity Income Fund commenced operations on May 2, 2012.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Overseas Fund, Fidelity Series International Growth Fund, and Fidelity Total Emerging Markets Fund (the "Funds"):

Services Billed by PwC

October 31, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$40,000	$-	$5,100	$1,400
Fidelity Global Commodity Stock Fund	$41,000	$-	$2,900	$1,800
Fidelity International Discovery Fund	$78,000	$-	$9,600	$4,900
Fidelity International Growth Fund	$54,000	$-	$5,100	$1,600
Fidelity Overseas Fund	$65,000	$-	$11,400	$2,400
Fidelity Series International Growth Fund	$54,000	$-	$5,100	$4,900
Fidelity Total Emerging Markets Fund	$46,000	$-	$4,300	$1,400

October 31, 2011 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$-	$-	$-	$-
Fidelity Global Commodity Stock Fund	$41,000	$-	$2,700	$2,000
Fidelity International Discovery Fund	$80,000	$-	$11,500	$6,300
Fidelity International Growth Fund	$54,000	$-	$5,100	$1,700
Fidelity Overseas Fund	$68,000	$-	$18,800	$4,100
Fidelity Series International Growth Fund	$46,000	$-	$5,100	$4,300
Fidelity Total Emerging Markets Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund commenced operations on November 1, 2011.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2012A, B	October 31, 2011A, B
Audit-Related Fees	$720,000	$440,000
Tax Fees	$-	$-
All Other Fees	$1,305,000	$430,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Global Equity Income Fund's commencement of operations.

Services Billed by PwC

	October 31, 2012A, B	October 31, 2011A, B
Audit-Related Fees	$3,640,000	$3,835,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Emerging Markets Discovery Fund's and Fidelity Total Emerging Markets Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2012 A,B,C	October 31, 2011 A,B,C
PwC	$4,230,000	$5,895,000
Deloitte Entities	$2,150,000	$1,035,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Global Equity Income Fund's commencement of operations.

C May include amounts billed prior to the Fidelity Emerging Markets Discovery Fund's and Fidelity Total Emerging Markets Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 26, 2012